UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

PIMCO Funds: Multi-Manager Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: June 30

Date of reporting period: July 1, 2003—December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semi-Annual Report

12.31.03

PIMCO Stock Funds

Multi-Manager Series

Share Classes

Ins  Institutional

Adm  Administrative

PEA CAPITAL LLC

PEA Value Fund

PEA Renaissance Fund

PEA Growth & Income Fund

PEA Growth Fund

PEA Target Fund

PEA Opportunity Fund

PEA Innovation Fund

CADENCE CAPITAL MANAGEMENT

CCM Focused Growth Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

CCM Emerging Companies Fund

NFJ INVESTMENT GROUP

NFJ Dividend Value Fund

NFJ Large-Cap Value Fund

NFJ Small-Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES

PPA Tax-Efficient Structured

Emerging Markets Fund

MULTI-MANAGER

Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	PIMCO Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of PIMCO Funds. Approximately 60% of the portfolio will be invested in stock funds and 40% in bond funds.

•	The Fund’s Institutional Class Shares had a total return of 12.95% for the six-month period ended December 31, 2003. This result solidly outperformed the 7.72% return of the Fund’s blended benchmark, 48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S.; and 40% Lehman Brothers Aggregate Bond Index.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated in the rally to a lesser extent.

•	In Europe, the Bank of England was the first of the four major global central banks to raise interest rates, with a 0.25% increase in the fourth quarter. After posting a non-annualized GDP growth rate of 0.8% in the third quarter, the U.K. economy continued to recover in the fourth quarter. Even continental Europe showed signs of economic improvement, with both German and French GDP growth registering non-annualized third quarter gains of 0.2% and 0.4%.

•	Top-performing Funds for the period were stock funds such as PIMCO PEA Renaissance Fund, a multi-cap value fund, and PIMCO PEA Opportunity Fund, a small-cap growth fund. Bond funds did not perform as well, with PIMCO Foreign Bond Fund and PIMCO Total Return Fund lagging their benchmarks.

•	The Fund’s overall allocation to stock and bonds funds remained consistent throughout the period. However, the stock fund portion of the portfolio reflected a shift toward large cap growth and core equity holdings toward the end of the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO Asset Allocation Fund Institutional Class (Incept. 2/26/99)	12.95%	24.53%	—	—	5.78%

PIMCO Asset Allocation Fund Administrative Class (Incept. 2/26/99)	12.89%	24.55%	—	—	5.62%

Russell 3000 Index	16.27%	31.04%	—	—	—

Lehman Brothers Aggregate Bond Index	0.17%	4.10%	—	—	—

48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S.; 40% LBAG Index	7.72%	19.42%	—	—	—

Lipper Balanced Fund Average	9.64%	19.09%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Institutional Class Shares returned 13.31% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index. The Fund’s Lipper category posted an average gain of 15.58% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, with the Russell 2000 Index gaining 24.92% over the last six months of 2003. This was followed by mid-caps (Russell Mid-Cap Index up 21.31%) and then large-caps (S&P 500 Index up 15.14%). In terms of style, value outperformed growth, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 16.54% and large-cap growth stocks (Russell 1000 Growth Index) returning 14.75%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the financial services sector produced mixed results. Holdings in brokerage firms benefited performance as these companies were supported by stock market strength and increased capital markets activity. Conversely, holdings in banks proved to be a negative for the portfolio. These companies suffered when mortgage refinancings and originations slowed in the second half of 2003.

•	Portfolio performance was aided over the last six months by exposure to the consumer discretionary sector. As the economy improved, investors were encouraged to spend, benefiting the Fund’s holdings.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO CCM Capital Appreciation Fund Institutional Class (Incept. 3/8/91)	13.31%	27.12%	1.97%	11.22%	12.47%

PIMCO CCM Capital Appreciation Fund Administrative Class (Incept. 7/31/96)	13.18%	26.71%	1.76%	—	10.18%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Multi-Cap Core Fund Average	15.58%	29.89%	2.49%	9.79%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

AN INTERNATIONAL STOCK FUND

PIMCO CCM Emerging Companies Fund

•	The CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $100 million and whose capitalization ranks in the lower 50% of the Russell 2000 Index that have improving fundamentals and whose stock is reasonably valued by the market.

•	For the six-month period ended December 31, 2003, the Fund’s Institutional Class Shares returned 24.46%, in line with the Russell 2000 Index’s return of 24.92% and outperforming the Lipper Small-Cap Growth category return of 22.90%.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, outperforming mid-caps and large-caps over the six months ended December 31, 2003.

•	Within the small-cap area, lower-quality stocks significantly outperformed higher-quality issues. In particular, stocks with higher betas and negative earnings—those that had been beaten down the most during the bear market—experienced a much larger run up. Because of the Fund’s focus on higher-quality issues, it was unable to fully participate in this rally.

•	The Fund benefited from its overweighting of the healthcare sector. In particular, Merit Medical Systems, a small medical equipment company, almost doubled during the period.

•	An overweighting of energy also aided the Fund’s performance during this period. In particular, exploration and production companies performed well. Natural gas companies benefited from industrial demand increasing and production remaining under pressure, which kept the price of gas relatively high. On the oil side, higher prices were the result of disruptions in Venezuela, Nigeria and Iraq and the falling value of the dollar.

•	Consumer discretionary stocks hindered relative performance during this period. This negative relative impact was primarily attributable to poor performances by some service companies, which were subsequently sold from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO CCM Emerging Companies Fund Institutional Class (Incept. 6/25/93)	24.46%	54.80%	12.24%	14.84%	15.85%

PIMCO CCM Emerging Companies Fund Administrative Class (Incept. 4/01/96)	24.36%	54.33%	11.97%	—	13.65%

Russell 2000 Index	24.92%	47.25%	7.13%	9.47%	—

Lipper Small-Cap Growth Fund Average	22.90%	44.36%	4.88%	8.53%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6	PIMCO Funds Semi-Annual Report | 12.31.03

A GROWTH STOCK FUND

PIMCO CCM Focused Growth Fund

•	The CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million.

•	The Fund’s Institutional Class Shares returned 16.25% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, with the Russell 2000 Index gaining 24.92% over the last six months of 2003. This was followed by mid-caps (Russell Mid-Cap Index up 21.30%) and then large-caps (S&P 500 up 15.14%). In terms of style, value outperformed growth during the six-months ended December 31, 2003, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 16.54% and large-cap growth stocks (Russell 1000 Growth Index) returning 14.75%.

•	The Fund’s exposure to the technology sector contributed to performance in absolute terms but not relatively. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive names that saw the largest rebounds during the reporting period.

•	The Fund benefited from its exposure to the financial services sector. In particular, holdings in brokerage firms helped performance as these companies were supported by stock market strength and increased capital markets activity.

•	Absolute performance was aided over the last six months by exposure to the consumer discretionary sector. As the economy improved, investors were encouraged to spend, benefiting the Fund’s holdings. Unfortunately, the portfolio was slightly underweight consumer discretionary stocks, which hurt relative performance.

•	Healthcare stocks proved to be a drag on performance during the period. In particular, Amerisource Bergen, Medimmune and Merck all posted losses. The Fund’s exposure to the energy sector also had a negative effect on performance over the last six months.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO CCM Focused Growth Fund Institutional Class (Incept. 8/31/99)	16.25%	30.30%	—	—	–6.60%

S&P 500 Index	15.14%	28.68%	—	—	—

Lipper Multi-Cap Growth Fund Average	16.30%	35.34%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	For the six-month period ended December 31, 2003, the Fund’s Institutional Class Shares returned 15.69%, compared with a return of 21.31% for the Russell Mid-Cap Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, followed by mid-caps and then large-caps. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with mid-cap value stocks (as measured by the Russell Mid-Cap Value Index) returning 22.07% and mid-cap growth stocks (Russell Mid-Cap Growth Index) returning 20.19%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher-quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the transportation sector also hindered portfolio performance over the last six months. For example, Fund holding Jet Blue saw its stock price fall when the company announced that increased air fare competition would reduce expected earnings.

•	Consumer discretionary exposure benefited the Fund during the reporting period. In particular, the Fund saw solid returns from its investment in high-end retailers, such as Coach and Nordstrom. These companies were helped by the improving economy and consumer spending.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO CCM Mid-Cap Fund Institutional Class (Incept. 8/26/91)	15.69%	31.07%	4.16%	11.37%	12.32%

PIMCO CCM Mid-Cap Fund Administrative Class (Incept. 11/30/94)	15.52%	30.69%	3.87%	—	12.89%

Russell Mid-Cap Index	21.31%	40.08%	7.23%	12.18%	—

Lipper Mid-Cap Core Fund Average	19.73%	36.11%	8.72%	11.20%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund (Formerly NFJ Equity Income Fund)

•	PIMCO NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the six-month period ended December 31, 2003, the Fund’s Institutional Class Shares returned 17.77%, outperforming the 15.14% return of its benchmark (S&P 500 Index).

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund’s absolute and relative performance was aided by exposure to more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

•	The Fund also benefited from its underweight in financial services. In addition, what holdings the Fund did have in this area were strong contributors. One particular example was the portfolio’s investment in regional bank FleetBoston Financial. Fleet stock, which had been undervalued for some time, saw a dramatic rise after Bank of America announced its tender offer for the company this fall.

•	Conversely, the Fund was hurt by its substantial underweighting in the technology sector, which continued to significantly outpace the broad market. The Fund’s strict value discipline process prevented it from owning virtually any technology names.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO NFJ Dividend Value Fund Institutional Class (Incept. 5/8/00)	17.77%	28.30%	—	—	11.98%

PIMCO NFJ Dividend Value Fund Administrative Class (Incept. 5/8/00)	17.51%	27.91%	—	—	11.68%

S&P 500 Index	15.14%	28.68%	—	—	—

Lipper Equity Income Fund Average	14.84%	26.03%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund (Formerly NFJ Basic Value Fund)

•	PIMCO NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	For the six-month period ended December 31, 2003, the Fund’s Institutional Class Shares returned 16.14%. The Russell Mid-Cap Value Index returned 22.07% for the period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Encouraged by improved economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. In terms of style, value outperformed growth during the six-months ended December 31, 2003.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The primary drag on the Fund’s relative performance was stock selection. One example of a holding that detracted from performance was Seagate Technology. The company’s stock fell dramatically in the fourth quarter as investors became increasingly concerned about post-holiday season inventory buildup in the disk drive industry.

•	The Fund’s absolute and relative performance was aided by exposure to the more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO NFJ Large-Cap Value Fund Institutional Class (Incept. 5/8/00)	16.14%	25.72%	—	—	10.42%

Russell Mid-Cap Value Index	22.07%	38.06%	—	—	—

Lipper Multi-Cap Value Fund Average	16.67%	30.80%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment.

•	The Fund’s Institutional Class Shares returned 18.68% for the six-month period ended December 31, 2003, versus 24.92% for the Russell 2000 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, outperforming mid-caps and large-caps over the six months ended December 31, 2003.

•	Within the small-cap area, lower-quality stocks significantly outperformed higher-quality issues. In particular, stocks with higher betas, negative earnings and low or no dividend yield saw the largest price gains. Because of the Fund’s focus on higher quality, dividend-paying stocks with strong balance sheets, it did not fully participate in this rally.

•	The Fund’s dramatic underweighting of technology was the single largest detractor from relative performance during the six months ended December 31, 2003, as technology continued to post strong returns. The Fund’s strict value discipline prevented it from holding virtually any technology stocks. The Fund’s overweighting to the utility sector also hurt performance during the reporting period.

•	Fund performance was helped by exposure to both the materials and industrial sectors. Holdings in these areas benefited from the economic recovery. Two specific examples were Acuity Brands, a lighting and chemical manufacturer, and Hughes Supply, a diversified wholesale distributor of construction and industrial materials.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO NFJ Small-Cap Value Fund Institutional Class (Incept. 10/1/91)	18.68%	30.72%	12.83%	13.22%	13.98%

PIMCO NFJ Small-Cap Value Fund Administrative Class (Incept. 11/1/95)	17.50%	29.31%	12.31%	—	13.90%

Russell 2000 Index	24.92%	47.25%	7.13%	9.47%	—

Lipper Small-Cap Value Fund Average	24.46%	42.94%	13.51%	13.05%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Institutional Class Shares returned 17.61% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund benefited from its overweight in basic materials relative to its benchmark. In particular, the portfolio saw gains from its investment in Alcoa, an aluminum manufacturer, and Freeport-McMoran, a copper and gold mining company. Both of these holdings were supported by expectations of increased demand for metals, especially from China. In addition, Fund holding Dow Chemical performed well after reporting better than expected earnings.

•	Performance was hindered during the period by the Fund’s underweighting in the consumer discretionary sector. The portfolio also was hurt by stock selection in pharmaceuticals, with holdings Wyeth and Allergan lagging an otherwise solid group.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Growth & Income Fund Institutional Class (Incept. 12/28/94)	17.61%	28.07%	7.16%	—	14.16%

PIMCO PEA Growth & Income Fund Administrative Class (Incept. 4/16/01)	17.37%	27.70%	—	—	–4.69%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 15.00% for the six-month period ended December 31, 2003, slightly trailing a 15.14% return for the S&P 500 Index.

•	Building on the momentum of the second quarter, stocks continued to deliver strong returns over the reporting period. This strength can be traced in part to the success of fiscal and monetary strategies. Encouraged by improving economic statistics, investor confidence grew. Virtually every segment of the stock market saw price improvement during this time.

•	In terms of capitalization, small-cap stocks were the clear leaders in performance for this period. In terms of style, value outperformed growth during the six-month period. In fact, large-cap growth stocks were one of the worst performing segments of the stock market over the period.

•	Stock selection in technology benefited the Fund. For example, portfolio holding Cisco Systems was up on improving business fundamentals and increased enterprise spending for networking gear.

•	The Fund also saw support from stock selection in industrials and health-care. Standouts included Illinois Tool Works, Tyco and Guidant.

•	The Fund’s relative performance was hindered during the six-month period by an underweight in consumer staples. It was also hurt by select stock holdings, including Wal-Mart and Microsoft. These classic blue chip stocks did not fully participate in the broad market rally.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Growth Fund Institutional Class (Incept. 3/31/99)	15.00%	25.63%	—	—	–6.84%

PIMCO PEA Growth Fund Administrative Class (Incept. 3/31/99)	14.83%	25.26%	—	—	–7.15%

S&P 500 Index	15.14%	28.68%	—	—	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    13

A SECTOR - RELATED STOCK FUND

PIMCO PEA Innovation Fund

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	The Fund’s Institutional Class Shares returned 29.02% for the six-month period ended December 31, 2003, outperforming its benchmark, the NASDAQ Composite Index, which returned 23.46%.

•	The stock market continued its strong rally in the second half of 2003, fueled by rising corporate profits and a more stable geopolitical landscape. The technology sector continued its outperformance of the broad market during this period as investors turned to higher risk areas of the financial markets.

•	One of the contributors to the Fund’s outperformance was an overweighting of the semiconductor industry. After a disappointing performance earlier in the year, these stocks rebounded sharply as investors began to anticipate an economic recovery, causing them to favor cyclical issues.

•	The Internet industry provided some standouts for the Fund this period. Internet stocks such as Amazon.com, eBay and Yahoo! were bid up by investors who continued to be impressed with their powerful operating leverage.

•	Storage stocks also proved to be strong performers in the last six months of 2003. In particular, pure storage disk drive stocks benefited from substantial industry consolidation.

•	The Portfolio’s exposure to the cell phone industry also proved positive. While the SARS epidemic had weighed on cell phone stocks in the spring, many of these issues rebounded later in the year as business recovered strongly.

•	An area of disappointment for the portfolio was non-tech innovators. Investors eschewed these issues for more aggressive areas of the market in the face of the equity rally.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Innovation Fund Institutional Class (Incept. 3/5/99)	29.02%	58.94%	—	—	–8.11%

PIMCO PEA Innovation Fund Administrative Class (Incept. 3/10/00)	28.88%	58.49%	—	—	–34.93%

NASDAQ Composite Index	23.46%	50.01%	—	—	—

Lipper Science & Technology Fund Average	24.77%	55.75%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

14    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 30.54% for the six-month period ended December 31, 2003, outperforming its benchmark, the Russell 2000 Growth Index, which returned 24.48%. The Fund also outperformed its Lipper Average, which returned 22.90% over the same six-month period.

•	Early in 2003, in anticipation of improving economic conditions, PIMCO PEA Opportunity Fund was positioned for a more positive tone in the equity markets. Despite a more reserved outlook for appreciation potential going into 2003 than proved to be the case, this strategy was rewarded. Outperformance was driven mainly by stock selection, a commitment to the Fund’s growth focus, and a continued belief in a gradually improving economy rather than an aggressive sector stance.

•	Throughout the six-month period, the Fund was modestly overweight consumer discretionary and business services. The Fund’s performance was positively affected by these over-weightings.

•	The Fund benefited from an underweighting of the financial services industry. Conversely, performance was hurt by an underweighting of the energy sector.

•	Top contributors to the portfolio’s performance over the last six months included semiconductor testing company ASE Test Ltd., satellite radio provider XM Satellite Radio Holdings, trucking company Old Dominion Freight Lines, and software company Websense.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Opportunity Fund Institutional Class (Incept. 3/31/99)	30.54%	60.79%	—	—	6.65%

PIMCO PEA Opportunity Fund Administrative Class (Incept. 3/31/99)	30.44%	60.32%	—	—	6.50%

Russell 2000 Growth Index	24.48%	48.53%	—	—	—

Lipper Small-Cap Growth Fund Average	22.90%	44.36%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    15

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	PIMCO PEA Renaissance Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Institutional Class Shares returned 34.39% for the six-month period ended December 31, 2003, substantially outperforming its benchmark, the Russell Mid-Cap Value Index, which returned 22.07%, and its Lipper Average, which returned 21.98% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement during the period. In terms of style, value outperformed growth during the six-months ended December 31, 2003 across all market caps.

•	The Fund’s cyclical positioning aided performance during this period, as signs of an economic recovery became more apparent. Within this segment, the Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance. More specifically, Teradyne, Kulicke & Soffa Industries and Sanmina produced triple-digit gains during the past six months.

•	The Fund benefited from an overweighting to the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround. The materials sector also performed well, with U.S. Steel providing a triple-digit gain.

•	An underweighting of the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on signs of an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Renaissance Fund Institutional Class (Incept. 12/30/97)	34.39%	59.09%	16.52%	—	15.87%

PIMCO PEA Renaissance Fund Administrative Class (Incept. 8/31/98)	34.16%	58.54%	16.37%	—	19.78%

Russell Mid-Cap Value Index	22.07%	38.06%	8.73%	—	—

Lipper Mid-Cap Value Fund Average	21.98%	40.00%	10.84%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

16    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PIMCO PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 20.33% for the six-month period ended December 31, 2003, closely tracking the 20.19% return of its benchmark, the Russell Mid-Cap Growth Index. The Lipper Mid-Cap Growth Fund Average returned 17.16% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks led the way, however, with a 24.92% return for the six months ended December 31, 2003 (as measured by the Russell 2000 Index). Mid-caps (Russell Mid-Cap Index) returned 21.31% for the period, while large-caps (S&P 500 Index) returned 15.14%. In terms of style, value outperformed growth in the second half of 2003, with the Russell Mid-Cap Value Index gaining 22.07%, compared to 20.19% for the Russell Mid-Cap Growth Index.

•	The Fund’s performance during the reporting period was supported by an overweighting in the technology sector, which was one of the best performing sectors. Two examples of successful holdings in this area were Fairchild Semiconductor and Cognizant Technology.

•	Overweight exposure to financial services also benefited the Fund’s performance. Portfolio holdings CIT Group and Investors Financial Service are two names that were particularly strong in this sector.

•	The Fund’s position in the energy and utilities sectors proved to be a drag on performance over the last six months.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Target Fund Institutional Class (Incept. 3/31/99)	20.33%	43.67%	—	—	4.84%

PIMCO PEA Target Fund Administrative Class (Incept. 3/31/99)	20.25%	43.58%	—	—	4.81%

Russell Mid-Cap Growth Index	20.19%	42.72%	—	—	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    17

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Institutional Class Shares returned 23.39% for the six-month period ended December 31, 2003, significantly outperforming the 16.54% return of its benchmark, the Russell 1000 Value Index. According to Lipper Inc., Large-Cap Value Funds averaged a return of 15.66% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies spurred economic growth, boosting investor confidence. With greater risk tolerance, investors increased their stock exposure, driving up virtually every segment of the market. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with large-cap value stocks gaining 16.54% (Russell 1000 Value Index) and large-cap growth stocks gaining 14.75% (Russell 1000 Growth Index).

•	The Fund’s strong relative performance can be largely attributed to its cyclical positioning. By emphasizing sectors that are highly sensitive to the economy, the Fund saw significant benefits from the year’s recovery. Of these sectors, the Fund’s performance was aided in particular by its overweighting in cyclical technology, including semiconductors, and semiconductor capital equipment, and computer manufacturers.

•	The Fund also benefited during the period from an overweighting in the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround.

•	An underweighting in the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on expectations of an improved economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PEA Value Fund Institutional Class (Incept. 12/30/91)	23.39%	44.44%	11.42%	14.37%	14.50%

PIMCO PEA Value Fund Administrative Class (Incept. 8/21/97)	23.31%	44.19%	11.12%	—	10.95%

Russell 1000 Value Index	16.54%	30.03%	3.56%	11.88%	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	2.07%	9.65%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

18    PIMCO Funds Semi-Annual Report  |  12.31.03

A TAX-MANAGED FUND

PIMCO PPA Tax-Efficient Structured Emerging Markets Fund

•	PIMCO PPA Tax-Efficient Structured Emerging Markets Fund seeks long-term growth of capital and superior after-tax returns by normally investing at least 80% of the Fund’s assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets.

•	For the six-month period ended December 31, 2003, the Fund’s Institutional Shares posted a return of 35.89%, outperforming the Lipper Emerging Markets Fund Average return of 34.59% and the IFC Investable Composite Index return of 34.18%.

•	Emerging markets performance was driven by continued economic improvements in the U.S., which is a major driver of the world economy. The region handily outperformed developed foreign markets as measured by the MSCI EAFE Index (26.70%) and the U.S. equity markets as measured by the S&P 500 Index (15.14%).

•	The Fund lagged its benchmark slightly over the third quarter as larger emerging markets countries, which the Fund tends to underweight, led the rally. In particular, the Fund’s underweighting of Taiwan and China hampered Fund performance. On the positive side, smaller European and African markets, which the Fund overweighted, performed well during the quarter.

•	The Fund’s solid showing in the fourth quarter was aided by good stock selection and a lower-than-benchmark weighting in Taiwan, which lagged other regions. Additionally, a large position in the strong-performing Chinese market was a positive for the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception

PIMCO PPA Tax-Effic. Struct. Emerg. Mkts. Fund Institutional Class (Incept. 6/30/98)	35.89%	62.74%	15.06%	—	12.46%

after taxes on distributions	—	58.02%	13.86%	—	11.32%

after taxes on distributions & redemptions of fund shares	—	39.02%	12.35%	—	10.09%

IFC Investable Composite Index	—	57.14%	11.80%	—	—

Lipper Emerging Markets Funds Average	—	55.42%	11.81%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    19

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the actual share class to the present unless otherwise indicated and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-800-927-4648.

Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

20    PIMCO Funds Semi-Annual Report  |  12.31.03

(This Page Intentionally Left Blank)

3.31.03  |  PIMCO Funds Annual Report    21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Asset Allocation Fund
Institutional Class
12/31/2003 +	$9.29	$0.21	(a)	$0.99	(a)	$1.20	$(0.07)	$0.00

06/30/2003	9.26	0.26	(a)	0.05	(a)	0.31	(0.28)	0.00

06/30/2002	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00

06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)

06/30/2000	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)

02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.73	(a)	0.82	(0.10)	0.00

Administrative Class
12/31/2003 +	9.32	0.19	(a)	1.01	(a)	1.20	(0.06)	0.00

06/30/2003	9.27	0.27	(a)	0.04	(a)	0.31	(0.26)	0.00

06/30/2002	9.93	0.12	(a)	(0.49	)(a)	(0.37)	(0.29)	0.00

06/30/2001	11.50	0.65	(a)	(0.82	)(a)	(0.17)	(0.62)	(0.69)

06/30/2000	11.27	0.60	(a)	0.45	(a)	1.05	(0.38)	(0.44)

02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.72	(a)	0.81	(0.09)	0.00

CCM Capital Appreciation Fund
Institutional Class
12/31/2003 +	$14.27	$0.02	(a)	$1.88	(a)	$1.90	$0.00	$0.00

06/30/2003	14.83	0.04	(a)	(0.60	)(a)	(0.56)	0.00	0.00

06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)	0.00

06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)

06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)	(5.00)

06/30/1999	26.13	0.16	(a)	2.35	(a)	2.51	(0.15)	(1.65)

Administrative Class
12/31/2003 +	14.04	0.00	(a)	1.85	(a)	1.85	0.00	0.00

06/30/2003	14.59	0.01	(a)	(0.56	)(a)	(0.55)	0.00	0.00

06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00

06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)

06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)	(5.00)

06/30/1999	25.99	0.09	(a)	2.34	(a)	2.43	(0.13)	(1.65)

CCM Emerging Companies Fund
Institutional Class
12/31/2003 +	$19.70	$(0.14	)(a)	$4.86	(a)	$4.72	$0.00	$(1.82)

06/30/2003	21.62	(0.20	)(a)	0.53	(a)	0.33	0.00	(2.25)

06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00	(2.70)

06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)

06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00	0.00

06/30/1999	23.66	(0.14	)(a)	(2.89	)(a)	(3.03)	0.00	(0.63)

Administrative Class
12/31/2003 +	19.21	(0.16	)(a)	4.74	(a)	4.58	0.00	(1.82)

06/30/2003	21.19	(0.24	)(a)	0.51	(a)	0.27	0.00	(2.25)

06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)

06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)

06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00	0.00

06/30/1999	23.52	(0.19	)(a)	(2.88	)(a)	(3.07)	0.00	(0.63)

CCM Focused Growth Fund
Institutional Class
12/31/2003 +	$5.66	$0.01	(a)	$0.91	(a)	$0.92	$0.00	$0.00

06/30/2003	5.63	0.00	(a)	0.03	(a)	0.03	0.00	0.00

06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00	(0.01)

06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)

08/31/1999 - 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.26% for the period ended June 30, 2000.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee added to Paid-In-Capital	Net Asset Value End of Period	Total Return

Asset Allocation Fund
Institutional Class
12/31/2003 +	$0.00	$(0.07)	$0.00	$10.42	12.95%

06/30/2003	0.00	(0.28)	0.00	9.29	3.54

06/30/2002	0.00	(0.30)	0.00	9.26	(3.89)

06/30/2001	(0.10)	(1.43)	0.00	9.94	(1.41)

06/30/2000	0.00	(0.85)	0.00	11.50	9.90

02/26/1999 - 06/30/1999	0.00	(0.10)	0.00	11.27	7.80

Administrative Class
12/31/2003 +	0.00	(0.06)	0.00	10.46	12.89

06/30/2003	0.00	(0.26)	0.00	9.32	3.48

06/30/2002	0.00	(0.29)	0.00	9.27	(3.84)

06/30/2001	(0.09)	(1.40)	0.00	9.93	(1.73)

06/30/2000	0.00	(0.82)	0.00	11.50	9.63

02/26/1999 - 06/30/1999	0.00	(0.09)	0.00	11.27	7.71

CCM Capital Appreciation Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$0.00	$16.17	13.31%

06/30/2003	0.00	0.00	0.00	14.27	(3.77)

06/30/2002	0.00	(0.04)	0.00	14.83	(16.08)

06/30/2001	0.00	(8.12)	0.00	17.72	(8.83)

06/30/2000	0.00	(5.11)	0.00	27.10	22.79

06/30/1999	0.00	(1.80)	0.00	26.84	10.57

Administrative Class
12/31/2003 +	0.00	0.00	0.00	15.89	13.18

06/30/2003	0.00	0.00	0.00	14.04	(3.76)

06/30/2002	0.00	(0.03)	0.00	14.59	(16.28)

06/30/2001	0.00	(8.09)	0.00	17.46	(9.07)

06/30/2000	0.00	(5.05)	0.00	26.85	22.49

06/30/1999	0.00	(1.78)	0.00	26.64	10.30

CCM Emerging Companies Fund
Institutional Class
12/31/2003 +	$0.00	$(1.82)	$0.00	$22.60	24.46%

06/30/2003	0.00	(2.25)	0.00	19.70	3.50

06/30/2002	0.00	(2.70)	0.00	21.62	4.95

06/30/2001	0.00	(2.60)	0.00	23.34	4.28

06/30/2000	0.00	0.00	0.00	25.12	25.60

06/30/1999	0.00	(0.63)	0.00	20.00	(12.66)

Administrative Class	0.00	(1.82)	0.00	21.97	24.36
12/31/2003 +

06/30/2003	0.00	(2.25)	0.00	19.21	3.27

06/30/2002	0.00	(2.70)	0.00	21.19	4.65

06/30/2001	0.00	(2.60)	0.00	22.99	4.08

06/30/2000	0.00	0.00	0.00	24.83	25.28

06/30/1999	0.00	(0.63)	0.00	19.82	(12.91)

CCM Focused Growth Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$0.00	$6.58	16.25%

06/30/2003	0.00	0.00	0.00	5.66	0.53

06/30/2002	0.00	(0.01)	0.00	5.63	(26.23)

06/30/2001	0.00	(1.47)	0.00	7.64	(35.38)

08/31/1999 - 06/30/2000	0.00	0.00	0.00	13.35	33.54

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

Asset Allocation Fund
Institutional Class
12/31/2003 +	$1,810		0.10	%(c)(f)*	4.33%*	5%

06/30/2003	1,196		0.10	(c)(f)	2.85	13

06/30/2002	26		0.10	(c)(f)	4.11	24

06/30/2001	48		0.10	(c)(f)	6.20	39

06/30/2000	57		0.10	(c)(f)	5.51	44

02/26/1999 - 06/30/1999	11		0.10	(c)(f)*	2.52 *	39

Administrative Class
12/31/2003 +	0	(i)	0.35	(c)	3.86	5

06/30/2003	13,802		0.35	(c)	3.09	13

06/30/2002	15,602		0.35	(c)	1.29	24

06/30/2001	12		0.35	(c)	5.96	39

06/30/2000	12		0.35	(c)	5.26	44

02/26/1999 - 06/30/1999	11		0.35	(c)*	2.44 *	39

CCM Capital Appreciation Fund
Institutional Class
12/31/2003 +	$280,849		0.71	%(b)*	0.31%*	67%

06/30/2003	240,130		0.70		0.33	161

06/30/2002	247,275		0.71	(b)	0.51	110

06/30/2001	276,170		0.70		0.53	112

06/30/2000	372,028		0.71	(b)	0.29	119

06/30/1999	645,967		0.71	(b)	0.64	120

Administrative Class
12/31/2003 +	231,877		0.96	(g)*	0.07 *	67

06/30/2003	188,923		0.95		0.08	161

06/30/2002	166,964		0.96	(g)	0.26	110

06/30/2001	200,351		0.95		0.30	112

06/30/2000	180,423		0.96	(g)	0.04	119

06/30/1999	229,831		0.95		0.38	120

CCM Emerging Companies Fund
Institutional Class
12/31/2003 +	$381,875		1.51	%(h)*	(1.20)%*	78%

06/30/2003	284,187		1.50		(1.14)	130

06/30/2002	219,868		1.51	(h)	(1.03)	122

06/30/2001	231,755		1.50		(0.71)	80

06/30/2000	231,579		1.51	(h)	(0.90)	85

06/30/1999	234,439		1.50		(0.71)	73

Administrative Class	36,001		1.76	(e)*	(1.45)*	78
12/31/2003 +

06/30/2003	50,035		1.75		(1.40)	130

06/30/2002	28,822		1.75		(1.30)	122

06/30/2001	20,554		1.75		(0.99)	80

06/30/2000	7,208		1.76	(e)	(1.19)	85

06/30/1999	3,000		1.75		(0.97)	73

CCM Focused Growth Fund
Institutional Class
12/31/2003 +	$2,137		0.71	%(b)*	0.19%*	44%

06/30/2003	1,916		0.70		0.02	232

06/30/2002	1,912		0.70		(0.13)	113

06/30/2001	2,588		0.70		(0.13)	139

08/31/1999 - 06/30/2000	4,009		0.71	(d)*	0.04 *	151

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(f)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(i)	The Asset Allocation Administrative Class was liquidated on December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

CCM Mid-Cap Fund
Institutional Class
12/31/2003 +	$17.65	$0.02	(a)	$2.75	(a)	$2.77	$0.00	$0.00

06/30/2003	18.05	0.01	(a)	(0.41	)(a)	(0.40)	0.00	0.00

06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)	0.00

06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)

06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)	(0.02)

06/30/1999	24.09	0.12	(a)	(0.11	)(a)	0.01	(0.02)	(1.07)

Administrative Class
12/31/2003 +	17.40	(0.01	)(a)	2.71	(a)	2.70	0.00	0.00

06/30/2003	17.83	(0.03	)(a)	(0.40	)(a)	(0.43)	0.00	0.00

06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.14)	0.00

06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)

06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)	(0.02)

06/30/1999	23.96	0.06	(a)	(0.06	)(a)	0.00	(0.01)	(1.07)

NFJ Dividend Value Fund
Institutional Class
12/31/2003 +	$10.54	$0.17	(a)	$1.69	(a)	$1.86	$(0.14)	$(0.09)

06/30/2003	11.35	0.35	(a)	(0.31	)(a)	0.04	(0.35)	(0.50)

06/30/2002	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)	(0.86)

06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)

05/08/2000 - 06/30/2000	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)	0.00

Administrative Class
12/31/2003 +	10.56	0.15	(a)	1.69	(a)	1.84	(0.13)	(0.09)

06/30/2003	11.38	0.32	(a)	(0.30	)(a)	0.02	(0.34)	(0.50)

06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)

06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)

05/08/2000 - 06/30/2000	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)	0.00

NFJ Large-Cap Value Fund
Institutional Class
12/31/2003 +	$12.26	$0.14	(a)	$1.83	(a)	$1.97	$(0.15)	$0.00

06/30/2003	13.17	0.29	(a)	(0.71	)(a)	(0.42)	(0.23)	(0.26)

06/30/2002	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)	0.00

06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)

05/08/2000 - 06/30/2000	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)	0.00

NFJ Small-Cap Value Fund
Institutional Class
12/31/2003 +	$22.03	$0.24	(a)	$3.85	(a)	$4.09	$(0.30)	$(0.23)

06/30/2003	21.85	0.44	(a)	0.00	(a)	0.44	(0.24)	(0.05)

06/30/2002	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00

06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00

06/30/2000	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00

06/30/1999	17.68	0.32	(a)	(1.29	)(a)	(0.97)	(0.21)	(0.45)

Administrative Class
12/31/2003 +	21.79	0.20	(a)	3.59	(a)	3.79	(0.28)	(0.23)

06/30/2003	21.67	0.38	(a)	0.01	(a)	0.39	(0.22)	(0.05)

06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00

06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00

06/30/2000	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00

06/30/1999	17.63	0.29	(a)	(1.30	)(a)	(1.01)	(0.20)	(0.45)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee added to Paid-In-Capital		Net Asset Value End of Period	Total Return

CCM Mid-Cap Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$0.00		$20.42	15.69%

06/30/2003	0.00	0.00	0.00		17.65	(2.22)

06/30/2002	(0.03)	(0.17)	0.00		18.05	(14.71)

06/30/2001	0.00	(8.95)	0.00		21.35	(5.33)

06/30/2000	0.00	(0.13)	0.00		30.88	34.88

06/30/1999	0.00	(1.09)	0.00		23.01	0.33

Administrative Class
12/31/2003 +	0.00	0.00	0.00		20.10	15.52

06/30/2003	0.00	0.00	0.00		17.40	(2.41)

06/30/2002	0.00	(0.14)	0.00		17.83	(15.10)

06/30/2001	0.00	(8.92)	0.00		21.16	(5.51)

06/30/2000	0.00	(0.07)	0.00		30.70	34.53

06/30/1999	0.00	(1.08)	0.00		22.88	0.31

NFJ Dividend Value Fund
Institutional Class
12/31/2003 +	$0.00	$(0.23)	$0.00		$12.17	17.77%

06/30/2003	0.00	(0.85)	0.00		10.54	0.92

06/30/2002	0.00	(1.22)	0.00		11.35	0.96

06/30/2001	0.00	(0.58)	0.00		12.51	33.59

05/08/2000 - 06/30/2000	0.00	(0.03)	0.00		9.88	(5.73)

Administrative Class
12/31/2003 +	0.00	(0.22)	0.00		12.18	17.51

06/30/2003	0.00	(0.84)	0.00		10.56	0.72

06/30/2002	0.00	(1.20)	0.00		11.38	0.67

06/30/2001	0.00	(0.50)	0.00		12.55	33.30

05/08/2000 - 06/30/2000	0.00	(0.02)	0.00		9.87	(5.78)

NFJ Large-Cap Value Fund
Institutional Class
12/31/2003 +	$0.00	$(0.15)	$0.00		$14.08	16.14%

06/30/2003	0.00	(0.49)	0.00		12.26	(2.99)

06/30/2002	0.00	(0.26)	0.00		13.17	6.40

06/30/2001	0.00	(0.65)	0.00		12.64	23.37

05/08/2000 - 06/30/2000	0.00	(0.05)	0.00		10.85	(2.90)

NFJ Small-Cap Value Fund
Institutional Class

12/31/2003 +	$0.00	$(0.53)	$0.00		$25.59	18.68%

06/30/2003	0.00	(0.29)	0.03	(a)	22.03	2.28

06/30/2002	0.00	(0.13)	0.00		21.85	14.25

06/30/2001	0.00	(0.38)	0.00		19.26	38.32

06/30/2000	0.00	(0.34)	0.00		14.26	(8.88)

06/30/1999	0.00	(0.66)	0.00		16.05	(5.11)

Administrative Class
12/31/2003 +	0.00	(0.51)	0.00		25.07	17.50

06/30/2003	0.00	(0.27)	0.00		21.79	1.93

06/30/2002	0.00	(0.11)	0.00		21.67	13.85

06/30/2001	0.00	(0.36)	0.00		19.15	38.06

06/30/2000	0.00	(0.31)	0.00		14.19	(9.12)

06/30/1999	0.00	(0.65)	0.00		15.97	(5.40)

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

CCM Mid-Cap Fund
Institutional Class
12/31/2003 +	$267,164	0.71	%(e)*	0.19	%*	72%

06/30/2003	254,338	0.71	(e)	0.08		155

06/30/2002	520,160	0.71	(e)	0.41		168

06/30/2001	538,661	0.70		0.80		153

06/30/2000	582,715	0.71	(e)	0.35		164

06/30/1999	581,544	0.70		0.54		85

Administrative Class
12/31/2003 +	146,921	0.96	(f)*	(0.06	)*	72

06/30/2003	118,600	0.96	(f)	(0.19)		155

06/30/2002	115,357	0.96	(f)	0.20		168

06/30/2001	171,268	0.95		0.57		153

06/30/2000	142,986	0.96	(f)	0.10		164

06/30/1999	104,337	0.95		0.30		85

NFJ Dividend Value Fund
Institutional Class
12/31/2003 +	$51,389	0.71	%(e)*	2.96	%*	27%

06/30/2003	36,852	0.70		3.52		43

06/30/2002	34,152	0.74	(h)	2.88		50

06/30/2001	51,201	0.70		3.64		43

05/08/2000 - 06/30/2000	24,888	0.70	*	3.81	*	3

Administrative Class
12/31/2003 +	1,311	0.96	(f)*	2.71	*	27

06/30/2003	1,136	0.95		3.25		43

06/30/2002	1,253	0.99	(g)	2.65		50

06/30/2001	975	0.95		3.51		43

05/08/2000 - 06/30/2000	4,638	0.95	*	4.74	*	3

NFJ Large-Cap Value Fund
Institutional Class
12/31/2003 +	$2,962	0.71	%(e)*	2.14	%*	79%

06/30/2003	2,268	0.70		2.52		54

06/30/2002	1,834	0.71	(e)	2.07		49

06/30/2001	1,178	0.70		2.50		78

05/08/2000 - 06/30/2000	911	0.70	*	3.94	*	5

NFJ Small-Cap Value Fund
Institutional Class

12/31/2003 +	$225,878	0.86	%(d)*	2.01	%*	13%

06/30/2003	153,509	0.85		2.20		20

06/30/2002	70,329	0.85		2.04		40

06/30/2001	49,046	0.85		2.51		41

06/30/2000	30,059	0.86	(d)	2.57		55

06/30/1999	59,132	0.85		2.12		60

Administrative Class
12/31/2003 +	113,662	1.11	(c)*	1.74	*	13

06/30/2003	67,899	1.10		1.89		20

06/30/2002	38,107	1.10		1.82		40

06/30/2001	21,447	1.10		2.27		41

06/30/2000	15,313	1.11	(c)	2.38		55

06/30/1999	21,022	1.10		1.92		60

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PEA Growth & Income Fund
Institutional Class
12/31/2003 +	$6.57	$0.07	(a)	$1.08	(a)	$1.15	$(0.07)	$0.00

06/30/2003	7.03	0.12	(a)	(0.47	)(a)	(0.35)	(0.11)	0.00

06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)	0.00

06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)	(3.63)

06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74	0.00	(8.60)

06/30/1999	13.53	(0.03	)(a)	2.99	(a)	2.96	0.00	(0.65)

Administrative Class
12/31/2003 +	6.55	0.06	(a)	1.07	(a)	1.13	(0.06)	0.00

06/30/2003	7.00	0.09	(a)	(0.46	)(a)	(0.37)	(0.08)	0.00

06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)	0.00

04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00	0.00

PEA Growth Fund
Institutional Class
12/31/2003 +	$15.13	$0.01	(a)	$2.26	(a)	$2.27	$0.00	$0.00

06/30/2003	16.35	0.03	(a)	(1.25	)(a)	(1.22)	0.00	0.00

06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)	0.00	(0.16)

06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)	0.00	(2.35)

06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59	0.00	(5.66)

03/31/1999 - 06/30/1999	31.27	(0.01	)(a)	(0.02	)(a)	(0.03)	0.00	0.00

Administrative Class
12/31/2003 +	14.90	(0.01	)(a)	2.22	(a)	2.21	0.00	0.00

06/30/2003	16.15	(0.01	)(a)	(1.24	)(a)	(1.25)	0.00	0.00

06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)	0.00	(0.16)

06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)	0.00	(2.35)

06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38	0.00	(5.66)

03/31/1999 - 06/30/1999	31.27	(0.04	)(a)	0.00	(a)	(0.04)	0.00	0.00

PEA Innovation Fund
Institutional Class
12/31/2003 +	$13.44	$(0.06	)(a)	$3.96	(a)	$3.90	$0.00	$0.00

06/30/2003	13.93	(0.08	)(a)	(0.41	)(a)	(0.49)	0.00	0.00

06/30/2002	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)	0.00	0.00

06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00	(6.35)

06/30/2000	37.50	(0.37	)(a)	41.80	(a)	41.43	0.00	(6.39)

03/05/1999 - 06/30/1999	32.73	(0.05	)(a)	4.82	(a)	4.77	0.00	0.00

Administrative Class
12/31/2003 +	13.33	(0.08	)(a)	3.93	(a)	3.85	0.00	0.00

06/30/2003	13.82	(0.11	)(a)	(0.38	)(a)	(0.49)	0.00	0.00

06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00	0.00

06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00	(6.35)

03/10/2000 - 06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00	0.00

PEA Opportunity Fund
Institutional Class
12/31/2003 +	$13.13	$(0.03	)(a)	$4.04	(a)	$4.01	$0.00	$0.00

06/30/2003	12.68	(0.07	)(a)	0.52	(a)	0.45	0.00	0.00

06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)	0.00	0.00

06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00	(5.08)

06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05	0.00	(7.88)

03/31/1999 - 06/30/1999	21.40	(0.03	)(a)	2.89	(a)	2.86	0.00	0.00

Administrative Class
12/31/2003 +	13.04	(0.04	)(a)	4.01	(a)	3.97	0.00	0.00

06/30/2003	12.63	(0.10	)(a)	0.51	(a)	0.41	0.00	0.00

06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00	0.00

06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00	(5.08)

06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06	0.00	(7.88)

03/31/1999 - 06/30/1999	21.40	(0.05	)(a)	2.91	(a)	2.86	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee added to Paid-In-Capital		Net Asset Value End of Period	Total Return

PEA Growth & Income Fund
Institutional Class
12/31/2003 +	$(0.07)	$0.00		$7.65	17.61%

06/30/2003	(0.11)	0.00		6.57	(4.81)

06/30/2002	(0.05)	0.00		7.03	(23.45)

06/30/2001	(3.68)	0.00		9.25	(3.08)

06/30/2000	(8.60)	0.00		12.98	49.32

06/30/1999	(0.65)	0.00		15.84	23.18

Administrative Class
12/31/2003 +	(0.06)	0.00		7.62	17.37

06/30/2003	(0.08)	0.00		6.55	(5.17)

06/30/2002	(0.05)	0.00		7.00	(23.69)

04/16/2001 - 06/30/2001	0.00	0.00		9.23	3.36

PEA Growth Fund
Institutional Class
12/31/2003 +	$0.00	$0.00		$17.40	15.00%

06/30/2003	0.00	0.00		15.13	(7.46)

06/30/2002	(0.16)	0.00		16.35	(25.42)

06/30/2001	(2.35)	0.00		22.10	(32.11)

06/30/2000	(5.66)	0.00		35.17	32.66

03/31/1999 - 06/30/1999	0.00	0.00		31.24	(0.10)

Administrative Class
12/31/2003 +	0.00	0.00		17.11	14.83

06/30/2003	0.00	0.00		14.90	(7.74)

06/30/2002	(0.16)	0.00		16.15	(25.65)

06/30/2001	(2.35)	0.00		21.90	(32.26)

06/30/2000	(5.66)	0.00		34.95	31.92

03/31/1999 - 06/30/1999	0.00	0.00		31.23	(0.13)

PEA Innovation Fund
Institutional Class
12/31/2003 +	$0.00	$0.00		$17.34	29.02%

06/30/2003	0.00	0.00		13.44	(3.52)

06/30/2002	0.00	0.00		13.93	(51.92)

06/30/2001	(6.35)	0.00		28.97	(54.96)

06/30/2000	(6.39)	0.00		72.54	115.34

03/05/1999 - 06/30/1999	0.00	0.00		37.50	14.57

Administrative Class
12/31/2003 +	0.00	0.00		17.18	28.88

06/30/2003	0.00	0.00		13.33	(3.55)

06/30/2002	0.00	0.00		13.82	(52.05)

06/30/2001	(6.35)	0.00		28.82	(55.04)

03/10/2000 - 06/30/2000	0.00	0.00		72.33	(27.45)

PEA Opportunity Fund
Institutional Class
12/31/2003 +	$0.00	$0.00		$17.14	30.54%

06/30/2003	0.00	0.00		13.13	3.55

06/30/2002	0.00	0.00		12.68	(20.85)

06/30/2001	(5.08)	0.00		16.02	(25.48)

06/30/2000	(7.88)	0.00		27.43	50.24

03/31/1999 - 06/30/1999	0.00	0.00		24.26	13.36

Administrative Class
12/31/2003 +	0.00	0.00		17.01	30.44

06/30/2003	0.00	0.00		13.04	3.25

06/30/2002	0.00	0.00		12.63	(21.06)

06/30/2001	(5.08)	0.00		16.00	(25.57)

06/30/2000	(7.88)	0.00		27.44	50.36

03/31/1999 - 06/30/1999	0.00	0.00		24.26	13.36

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PEA Growth & Income Fund
Institutional Class
12/31/2003 +	$8,682	0.86	%(i)*	1.86%*	30%

06/30/2003	6,857	0.86	(i)	1.86	84

06/30/2002	5,676	0.86	(i)	1.49	101

06/30/2001	5,196	0.85		1.00	77

06/30/2000	4,914	1.03	(j)	(0.46)	195

06/30/1999	7,399	0.89	(j)	(0.22)	273

Administrative Class
12/31/2003 +	843	1.11	(b)*	1.62 *	30

06/30/2003	949	1.11	(b)	1.49	84

06/30/2002	21,844	1.11	(b)	1.21	101

04/16/2001 - 06/30/2001	30,436	1.07	*	0.52 *	77

PEA Growth Fund
Institutional Class
12/31/2003 +	$21,023	0.76	%(c)*	0.16%*	37%

06/30/2003	15,833	0.76	(c)	0.20	70

06/30/2002	21,835	0.76	(c)	0.14	76

06/30/2001	25,645	0.75		(0.15)	85

06/30/2000	17,533	0.77	(c)	(0.39)	72

03/31/1999 - 06/30/1999	948	0.74	*	(0.19)*	131

Administrative Class
12/31/2003 +	217	1.01	(d)*	(0.10)*	37

06/30/2003	219	1.01	(d)	(0.06)	70

06/30/2002	4,036	1.01	(d)	(0.12)	76

06/30/2001	5,241	1.00		(0.50)	85

06/30/2000	15,116	1.02	(d)	(0.63)	72

03/31/1999 - 06/30/1999	6,164	0.97	*	(0.53)*	131

PEA Innovation Fund
Institutional Class
12/31/2003 +	$75,921	0.91	%(f)*	(0.71)%*	142%

06/30/2003	28,908	0.90		(0.69)	290

06/30/2002	19,786	0.91	(f)	(0.71)	207

06/30/2001	20,608	0.90		(0.55)	271

06/30/2000	28,334	0.90		(0.52)	186

03/05/1999 - 06/30/1999	444	0.88	*	(0.15)*	119

Administrative Class
12/31/2003 +	6,313	1.16	(g)*	(0.96)*	142

06/30/2003	4,824	1.15		(0.95)	290

06/30/2002	4,642	1.16	(g)	(0.95)	207

06/30/2001	4,173	1.15		(0.77)	271

03/10/2000 - 06/30/2000	668	1.15	*	(0.92)*	186

PEA Opportunity Fund
Institutional Class
12/31/2003 +	$80,413	0.92	%(e)*	(0.43)%*	102%

06/30/2003	59,068	0.91	(f)	(0.68)	214

06/30/2002	69,091	0.91	(f)	(0.62)	201

06/30/2001	84,567	0.90		(0.27)	237

06/30/2000	39,205	0.91	(f)	(0.42)	254

03/31/1999 - 06/30/1999	417	0.88	*	(0.54)*	175

Administrative Class
12/31/2003 +	3,343	1.17	(h)*	(0.55)*	102

06/30/2003	3,562	1.16	(g)	(0.93)	214

06/30/2002	6,766	1.16	(g)	(0.88)	201

06/30/2001	7,309	1.15		(0.52)	237

06/30/2000	8,486	1.16	(g)	(0.67)	254

03/31/1999 - 06/30/1999	2,010	1.12	*	(0.82)*	175

(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.90%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.15%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 0.88%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PEA Renaissance Fund
Institutional Class
12/31/2003 +	$17.39	$0.02	(a)	$5.96	(a)	$5.98	$0.00	$0.00

06/30/2003	19.26	0.07	(a)	(1.25	)(a)	(1.18)	0.00	(0.69)

06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20	0.00	(1.32)

06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64	(0.10)	(1.13)

06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19	0.00	(3.45)

06/30/1999	19.07	0.06	(a)	1.43	(a)	1.49	0.00	(2.33)

Administrative Class
12/31/2003 +	17.30	0.00	(a)	5.91	(a)	5.91	0.00	0.00

06/30/2003	19.13	0.03	(a)	(1.17	)(a)	(1.14)	0.00	(0.69)

06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16	0.00	(1.32)

06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58	(0.09)	(1.13)

06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20	0.00	(3.45)

08/31/1998 - 06/30/1999	15.37	0.02	(a)	5.12	(a)	5.14	0.00	(2.33)

PEA Target Fund
Institutional Class
12/31/2003 +	$13.48	$(0.02	)(a)	$2.76	(a)	$2.74	$0.00	$0.00

06/30/2003	13.41	(0.04	)(a)	0.11	(a)	0.07	0.00	0.00

06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00	0.00

06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)

06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00	(1.80)

03/31/1999 - 06/30/1999	16.34	(0.02	)(a)	1.42	(a)	1.40	0.00	0.00

Administrative Class
12/31/2003 +	13.48	(0.04	)(a)	2.77	(a)	2.73	0.00	0.00

06/30/2003	13.43	(0.07	)(a)	0.12	(a)	0.05	0.00	0.00

06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00

06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)

06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00	(1.80)

03/31/1999 - 06/30/1999	16.34	(0.03	)(a)	1.42	(a)	1.39	0.00	0.00

PEA Value Fund
Institutional Class
12/31/2003 +	$12.90	$0.08	(a)	$2.93	(a)	$3.01	$(0.08)	$0.00

06/30/2003	13.89	0.14	(a)	(0.55	)(a)	(0.41)	0.00	(0.58)

06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00	(1.91)

06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)	0.00

06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)	(0.26)	(2.57)

06/30/1999	15.66	0.28	(a)	1.36	(a)	1.64	(0.28)	(1.72)

Administrative Class
12/31/2003 +	12.71	0.06	(a)	2.90	(a)	2.96	(0.07)	0.00

06/30/2003	13.73	0.11	(a)	(0.55	)(a)	(0.44)	0.00	(0.58)

06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00	(1.91)

06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)	0.00

06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)	(0.25)	(2.57)

06/30/1999	15.65	0.26	(a)	1.32	(a)	1.58	(0.25)	(1.72)

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
12/31/2003 +	$13.09	$0.09	(a)	$4.53	(a)	$4.62	$(0.64)	$0.00

06/30/2003	11.24	0.26	(a)	1.68	(a)	1.94	(0.12)	0.00

06/30/2002	11.29	0.22	(a)	(0.09	)(a)	0.13	(0.21)	0.00

06/30/2001	14.14	0.15	(a)	(2.73	)(a)	(2.58)	(0.30)	0.00

06/30/2000	13.25	0.09	(a)	0.89	(a)	0.98	(0.12)	0.00

06/30/1999	10.00	0.16	(a)	3.10	(a)	3.26	(0.06)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(e)	Ratio of expenses to average net assets excluding tax and trustees’ expense is 0.95%.

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Reimbursement Fee added to Paid-In-Capital		Net Asset Value End of Period		Total Return

PEA Renaissance Fund
Institutional Class
12/31/2003 +	$0.00	$0.00		$23.37		34.39%

06/30/2003	(0.69)	0.00		17.39		(5.60)

06/30/2002	(1.32)	0.00		19.26		5.89

06/30/2001	(1.23)	0.00		19.38		38.88

06/30/2000	(3.45)	0.00		14.97		3.30

06/30/1999	(2.33)	0.00		18.23		10.24

Administrative Class
12/31/2003 +	0.00	0.00		23.21		34.16

06/30/2003	(0.69)	0.00		17.30		(5.44)

06/30/2002	(1.32)	0.00		19.13		5.70

06/30/2001	(1.22)	0.00		19.29		38.50

06/30/2000	(3.45)	0.00		14.93		3.36

08/31/1998 - 06/30/1999	(2.33)	0.00		18.18		36.41

PEA Target Fund
Institutional Class
12/31/2003 +	$0.00	$0.00		$16.22		20.33%

06/30/2003	0.00	0.00		13.48		0.52

06/30/2002	0.00	0.00		13.41		(30.77)

06/30/2001	(4.03)	0.00		19.37		(27.47)

06/30/2000	(1.80)	0.00		31.10		89.85

03/31/1999 - 06/30/1999	0.00	0.00		17.74		8.57

Administrative Class
12/31/2003 +	0.00	0.00		16.21		20.25

06/30/2003	0.00	0.00		13.48		0.37

06/30/2002	0.00	0.00		13.43		(30.95)

06/30/2001	(4.03)	0.00		19.45		(27.67)

06/30/2000	(1.80)	0.00		31.29		91.13

03/31/1999 - 06/30/1999	0.00	0.00		17.73		8.51

PEA Value Fund
Institutional Class
12/31/2003 +	$(0.08)	$0.00		$15.83		23.39%

06/30/2003	(0.58)	0.00		12.90		(2.40)

06/30/2002	(1.91)	0.00		13.89		(3.31)

06/30/2001	(0.12)	0.00		16.20		43.07

06/30/2000	(2.83)	0.00		11.42		(6.65)

06/30/1999	(2.00)	0.00		15.30		12.30

Administrative Class
12/31/2003 +	(0.07)	0.00		15.60		23.31

06/30/2003	0.58	0.00		12.71		(2.65)

06/30/2002	(1.91)	0.00		13.73		(3.67)

06/30/2001	(0.10)	0.00		16.09		42.83

06/30/2000	(2.82)	0.00		11.35		(7.00)

06/30/1999	(1.97)	0.00		15.26		11.91

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
12/31/2003 +	$(0.64)	$0.05	(a)	$17.12		35.89%

06/30/2003	(0.12)	0.03	(a)	13.09		17.71

06/30/2002	(0.21)	0.03	(a)	11.24		1.46

06/30/2001	(0.30)	0.03	(a)	11.29		(18.01)

06/30/2000	(0.12)	0.03	(a)	14.14		7.55

06/30/1999	(0.06)	0.05	(a)	13.25		33.39

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

PEA Renaissance Fund
Institutional Class
12/31/2003 +	$271,583	0.86	%(c)*	0.24	%*	35%

06/30/2003	167,562	0.86	(c)	0.48		76

06/30/2002	140,322	0.86	(c)	0.47		109

06/30/2001	42,514	0.85		0.95		138

06/30/2000	6,394	0.85		2.73		133

06/30/1999	136	0.86	(c)	0.38		221

Administrative Class
12/31/2003 +	128,399	1.11	(b)*	(0.01	)*	35

06/30/2003	67,270	1.11	(b)	0.23		76

06/30/2002	42,939	1.11	(b)	0.27		109

06/30/2001	3,288	1.10		0.74		138

06/30/2000	953	1.10		0.71		133

08/31/1998 - 06/30/1999	427	1.09	*	0.13	*	221

PEA Target Fund
Institutional Class
12/31/2003 +	$57,715	0.81	%(f)*	(0.33	)%*	46%

06/30/2003	46,106	0.81	(f)	(0.31)		105

06/30/2002	44,689	0.81	(f)	(0.24)		114

06/30/2001	22,228	0.80		(0.35)		109

06/30/2000	18,436	0.81	(f)	(0.50)		99

03/31/1999 - 06/30/1999	1,298	0.79	*	(0.39	)*	229

Administrative Class
12/31/2003 +	307	1.06	(g)*	(0.58	)*	46

06/30/2003	285	1.06	(g)	(0.59)		105

06/30/2002	4,518	1.06	(g)	(0.52)		114

06/30/2001	6,408	1.05		(0.60)		109

06/30/2000	6,699	1.06	(g)	(0.78)		99

03/31/1999 - 06/30/1999	5,513	1.02	*	(0.61	)*	229

PEA Value Fund
Institutional Class
12/31/2003 +	$129,818	0.71	%(j)*	1.11	%*	41%

06/30/2003	80,389	0.70		1.27		152

06/30/2002	66,457	0.70		0.87		190

06/30/2001	67,601	0.70		1.31		204

06/30/2000	41,996	0.70		2.18		196

06/30/1999	69,181	0.71	(d)	1.99		101

Administrative Class
12/31/2003 +	51,883	0.96	(k)*	0.87	*	41

06/30/2003	24,549	0.95		0.99		152

06/30/2002	31,115	0.95		0.59		190

06/30/2001	41,924	0.95		1.08		204

06/30/2000	24,380	0.96	(h)	1.97		196

06/30/1999	23,164	0.95		1.81		101

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
12/31/2003 +	$159,992	0.96	%(k)*	1.18	%*	8%

06/30/2003	114,822	1.01	(h)	2.33		17

06/30/2002	86,654	1.07	(e)	1.99		32

06/30/2001	74,197	1.01	(i)	1.27		43

06/30/2000	86,973	1.00	(i)	0.64		24

06/30/1999	72,509	0.95		1.57		28

(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(i)	Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(j)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.95%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	Asset Allocation Fund		CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund

Assets:
Investments, at value	$152,902		$937,648	$459,907	$2,241	$774,477	$164,821

Repurchase agreement, at value	0		0	0	0	0	23,571

Cash	292		1	0	0	0	1

Foreign currency, at value	0		0	0	0	0	0

Security lending interest receivable	0		5	3	0	5	1

Receivable for investments sold	0		0	0	27	597	0

Receivable for Fund shares sold	878		1,283	447	0	1,004	1,755

Interest and dividends receivable	156		442	115	1	223	444

	154,228		939,379	460,472	2,269	776,306	190,593

Liabilities:
Payable for investments purchased	$549		$26,039	$20,468	$22	$21,289	$7,756

Due to Custodian	0		0	0	0	0	0

Payable for Fund shares redeemed	15,181		2,408	217	0	14,778	151

Payable for collateral for securities on loan	0		43,607	21,387	109	36,647	8,467

Accrued investment advisory fee	0		333	432	1	278	61

Accrued administration fee	45		231	87	0	192	58

Accrued distribution fee	70		158	5	0	120	49

Accrued servicing fee	28		76	0	0	62	24

Other liabilities	0		0	0	0	0	2

	15,873		72,852	42,596	132	73,366	16,568

Net Assets	$138,355		$866,527	$417,876	$2,137	$702,940	$174,025

Net Assets Consist of:
Paid in capital	$132,702		$885,715	$317,421	$3,349	$771,642	$152,273

Undistributed (overdistributed) net investment income	1,618		(286)	(2,397)	(2)	(592)	771

Accumulated undistributed net realized gain (loss)	(5,134)		(150,839)	5,821	(1,661)	(184,275)	1,209

Net unrealized appreciation	9,169		131,937	97,031	451	116,165	19,772

	$138,355		$866,527	$417,876	$2,137	$702,940	$174,025

Net Assets:
Institutional Class	$1,810		$280,849	$381,875	$2,137	$267,164	$51,389

Administrative Class	0		231,877	36,001	0	146,921	1,311

Other Classes	136,545		353,801	0	0	288,855	121,325

Shares Issued and Outstanding:
Institutional Class	174		17,368	16,898	325	13,084	4,223

Administrative Class	0		14,593	1,639	0	7,309	108

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.42		$16.17	$22.60	$6.58	$20.42	$12.17

Administrative Class	10.46	*	15.89	21.97	0.00	20.10	12.18

Cost of Investments Owned	$143,732		$805,711	$362,875	$1,791	$658,313	$168,620

Cost of Foreign Currency Held	$0		$0	$0	$0	$0	$0

*	The Asset Allocation Fund Administrative Class was liquidated on December 31, 2003.

30    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund

Assets:
Investments, at value	$7,870	$2,354,446	$91,769	$905,173	$1,390,081

Repurchase agreement, at value	0	0	0	0	0

Cash	0	0	1	98	0

Foreign currency, at value	0	0	0	0	0

Security lending interest receivable	0	16	0	7	48

Receivable for investments sold	0	5,666	0	0	15,689

Receivable for Fund shares sold	9	19,577	207	178	1,183

Interest and dividends receivable	18	4,424	91	877	99

	7,897	2,384,129	92,068	906,333	1,407,100

Liabilities:
Payable for investments purchased	$355	$1,201	$0	$0	$0

Due to Custodian	0	0	0	0	4,719

Payable for Fund shares redeemed	86	26,077	167	3,035	10,584

Payable for collateral for securities on loan	365	111,070	0	45,983	210,924

Accrued investment advisory fee	3	1,151	46	370	669

Accrued administration fee	2	725	37	294	401

Accrued distribution fee	2	583	35	474	467

Accrued servicing fee	1	408	17	181	240

Other liabilities	0	0	0	0	0

	814	141,215	302	50,337	228,004

Net Assets	$7,083	$2,242,914	$91,766	$855,996	$1,179,096

Net Assets Consist of:
Paid in capital	$6,260	$1,808,930	$121,183	$1,126,432	$4,159,966

Undistributed (overdistributed) net investment income	(2)	441	(59)	(3,763)	(8,717)

Accumulated undistributed net realized gain (loss)	233	37,367	(44,438)	(449,287)	(3,150,362)

Net unrealized appreciation	592	396,176	15,080	182,614	178,209

	$7,083	$2,242,914	$91,766	$855,996	$1,179,096

Net Assets:
Institutional Class	$2,962	$225,878	$8,682	$21,023	$75,921

Administrative Class	0	113,662	843	217	6,313

Other Classes	4,121	1,903,374	82,241	834,756	1,096,862

Shares Issued and Outstanding:
Institutional Class	210	8,826	1,135	1,208	4,377

Administrative Class	0	4,535	111	13	367

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$14.08	$25.59	$7.65	$17.40	$17.34

Administrative Class	0.00	25.07	7.62	17.11	17.18

Cost of Investments Owned	$7,278	$1,958,270	$76,690	$722,559	$1,211,873

Cost of Foreign Currency Held	$0	$0	$0	$0	$0

Amounts in thousands, except per share amounts	PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Structured Emerging Markets Fund

Assets:
Investments, at value	$433,148	$5,100,372	$1,166,727	$1,476,750	$159,552

Repurchase agreement, at value	0	567,602	0	183,223	0

Cash	1	1	71	0	81

Foreign currency, at value	0	0	0	0	404

Security lending interest receivable	14	87	27	8	0

Receivable for investments sold	7,176	40,547	9,822	13,228	0

Receivable for Fund shares sold	1,095	28,207	2,296	12,811	49

Interest and dividends receivable	16	3,121	88	2,772	622

	441,450	5,739,937	1,179,031	1,688,792	160,708

Liabilities:
Payable for investments purchased	$6,993	$61,556	$1,283	$25,735	$67

Due to Custodian	0	0	0	0	0

Payable for Fund shares redeemed	1,447	16,515	2,835	2,703	20

Payable for collateral for securities on loan	79,809	440,280	199,849	79,918	0

Accrued investment advisory fee	199	2,565	462	570	61

Accrued administration fee	112	1,585	329	486	68

Accrued distribution fee	134	1,671	470	516	0

Accrued servicing fee	58	988	198	283	0

Other liabilities	0	2	0	19	500

	88,752	525,162	205,426	110,230	716

Net Assets	$352,698	$5,214,775	$973,605	$1,578,562	$159,992

Net Assets Consist of:
Paid in capital	$410,289	$4,719,241	$1,148,997	$1,462,370	$136,803

Undistributed (overdistributed) net investment income	(1,870)	(10,786)	(5,903)	1,837	(4,336)

Accumulated undistributed net realized gain (loss)	(123,390)	(714,594)	(372,830)	(153,309)	(27,392)

Net unrealized appreciation	67,669	1,220,914	203,341	267,664	54,917

	$352,698	$5,214,775	$973,605	$1,578,562	$159,992

Net Assets:
Institutional Class	$80,413	$271,583	$57,715	$129,818	$159,992

Administrative Class	3,343	128,399	307	51,883	0

Other Classes	268,942	4,814,793	915,583	1,396,861	0

Shares Issued and Outstanding:
Institutional Class	4,692	11,623	3,559	8,200	9,344

Administrative Class	197	5,532	19	3,327	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$17.14	$23.37	$16.22	$15.83	$17.12

Administrative Class	17.01	23.21	16.21	15.60	0.00

Cost of Investments Owned	$365,479	$4,447,079	$963,385	$1,392,317	$104,392

Cost of Foreign Currency Held	$0	$0	$0	$0	$399

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    31

Statements of Operations

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$0	$168	$76	$0	$122	$47

Dividends, net of foreign taxes	2,585	3,948	491	9	2,889	2,095

Security lending income	0	24	30	0	25	5

Miscellaneous income	1	1	0	0	1	0

Total Income	2,586	4,141	597	9	3,037	2,147

Expenses:
Investment advisory fees	0	1,820	2,431	4	1,524	262

Administration fees	210	1,261	486	3	1,051	241

Distribution and/or servicing fees - Administrative Class	18	267	61	0	169	1

Distribution and/or servicing fees - Other Classes	440	1,044	0	0	854	283

Trustees’ fees	0	35	16	0	30	4

Interest expense	0	0	0	0	1	0

Total Expenses	668	4,427	2,994	7	3,629	791

Net Investment Income (Loss)	1,918	(286)	(2,397)	2	(592)	1,356

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(483)	43,993	56,948	58	70,883	3,292

Net capital gain distributions received from underlying PIMCO Funds	268	0	0	0	0	0

Net realized gain on options	0	0	0	0	0	0

Net realized gain (loss) on foreign currency transactions	0	0	0	0	0	0

Net change in unrealized appreciation on investments	12,766	54,694	28,629	243	25,170	15,447

Net change in unrealized (depreciation) on options	0	0	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0

Net Gain	12,551	98,687	85,577	301	96,053	18,739

Net Increase in Assets Resulting from Operations	$14,469	$98,401	$83,180	$303	$95,461	$20,095

32    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$1	$588	$8	$53	$270

Dividends, net of foreign taxes	75	27,007	1,095	3,792	536

Security lending income	0	66	0	22	283

Miscellaneous income	0	1	0	0	3

Total Income	76	27,662	1,103	3,867	1,092

Expenses:
Investment advisory fees	12	5,798	244	2,125	3,630

Administration fees	10	3,657	193	1,687	2,192

Distribution and/or servicing fees - Administrative Class	0	108	1	0	8

Distribution and/or servicing fees - Other Classes	10	4,980	274	3,777	3,934

Trustees’ fees	0	73	4	41	45

Interest expense	0	0	0	0	0

Total Expenses	32	14,616	716	7,630	9,809

Net Investment Income (Loss)	44	13,046	387	(3,763)	(8,717)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	340	55,095	968	32,568	228,476

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0	0

Net realized gain on options	0	0	0	0	0

Net realized gain (loss) on foreign currency transactions	0	0	0	0	0

Net change in unrealized appreciation on investments	424	259,667	11,489	84,125	43,262

Net change in unrealized (depreciation) on options	0	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain	764	314,762	12,457	116,693	271,738

Net Increase in Assets Resulting from Operations	$808	$327,808	$12,844	$112,930	$263,021

Amounts in thousands	PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Structured Emerging Markets Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$36	$1,833	$114	$604	$4

Dividends, net of foreign taxes	626	20,282	1,991	10,318	1,489

Security lending income	111	924	149	43	0

Miscellaneous income	0	1	0	0	3

Total Income	773	23,040	2,254	10,965	1,496

Expenses:
Investment advisory fees	1,034	12,538	2,564	2,709	314

Administration fees	580	7,840	1,825	2,311	349

Distribution and/or servicing fees - Administrative Class	4	117	0	39	0

Distribution and/or servicing fees - Other Classes	1,004	13,169	3,727	3,843	0

Trustees’ fees	13	162	41	47	6

Interest expense	8	0	0	0	0

Total Expenses	2,643	33,826	8,157	8,949	669

Net Investment Income (Loss)	(1,870)	(10,786)	(5,903)	2,016	827

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	53,920	193,666	65,259	90,589	1,103

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0	0

Net realized gain on options	0	0	51	0	0

Net realized gain (loss) on foreign currency transactions	0	254	0	450	(721)

Net change in unrealized appreciation on investments	27,950	1,033,896	104,446	164,501	41,458

Net change in unrealized (depreciation) on options	0	0	(15)	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	8	0	8	38

Net Gain	81,870	1,227,824	169,741	255,548	41,878

Net Increase in Assets Resulting from Operations	$80,000	$1,217,038	$163,838	$257,564	$42,705

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    33

Statement of Changes in Net Assets

Amounts in thousands	Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Emerging Companies Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$1,918	$1,537	$(286)	$(275)	$(2,397)	$(2,934)

Net realized gain (loss)	(483)	(1,104)	43,993	(126,201)	56,948	(20,685)

Net capital gain distributions received from underlying PIMCO Funds	268	210	0	0	0	0

Net change in unrealized appreciation	12,766	1,848	54,694	104,149	28,629	45,892

Net increase (decrease) resulting from operations	14,469	2,491	98,401	(22,327)	83,180	22,273

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(15)	0	0	0	0

Administrative Class	(83)	(378)	0	0	0	0

Other Classes	(392)	(1,213)	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	0	(28,160)	(25,296)

Administrative Class	0	0	0	0	(1,940)	(3,766)

Other Classes	0	0	0	0	0	0

Tax basis return of capital
Institutional Class	0	0	0	(24)	0	0

Administrative Class	0	0	0	(9)	0	0

Other Classes	0	0	0	(2)	0	0

Total Distributions	(487)	(1,606)	0	(35)	(30,100)	(29,062)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,783	1,192	29,372	64,394	51,459	70,812

Administrative Class	418	641	29,528	67,303	21,610	26,623

Other Classes	66,665	31,233	48,638	126,399	0	0

Issued as reinvestment of distributions
Institutional Class	6	15	0	23	27,940	25,179

Administrative Class	83	378	0	9	1,910	3,765

Other Classes	321	1,068	0	2	0	0

Cost of shares redeemed
Institutional Class	(1,338)	0	(21,034)	(63,597)	(25,641)	(24,434)

Administrative Class	(15,964)	(2,695)	(12,687)	(40,473)	(46,704)	(9,635)

Other Classes	(9,652)	(14,614)	(35,352)	(84,649)	0	0

Net increase (decrease) resulting from Fund share transactions	42,322	17,218	38,465	69,411	30,574	92,310

Fund Redemption Fee	0	0	0	0	0	10

Total Increase (Decrease) in Net Assets	56,304	18,103	136,866	47,049	83,654	85,531

Net Assets:
Beginning of period	82,051	63,948	729,661	682,612	334,222	248,691

End of period*	$138,355	$82,051	$866,527	$729,661	$417,876	$334,222

* Including undistributed (overdistributed) net investment income of:	$1,618	$187	$(286)	$0	$(2,397)	$0

34    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	CCM Focused Growth Fund		CCM Mid-Cap Fund		NFJ Dividend Value Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$2	$1	$(592)	$(1,638)	$1,356	$1,639

Net realized gain (loss)	58	(408)	70,883	(98,497)	3,292	956

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0	0	0

Net change in unrealized appreciation	243	415	25,170	59,956	15,447	872

Net increase (decrease) resulting from operations	303	8	95,461	(40,179)	20,095	3,467

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0	(480)	(1,113)

Administrative Class	0	0	0	0	(13)	(35)

Other Classes	0	0	0	0	(848)	(641)

From net realized capital gains
Institutional Class	0	0	0	0	(308)	(1,510)

Administrative Class	0	0	0	0	(9)	(49)

Other Classes	0	0	0	0	(821)	(790)

Tax basis return of capital
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	0	(2,479)	(4,138)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	164	86	21,248	57,327	11,543	7,827

Administrative Class	0	0	22,105	33,203	204	373

Other Classes	0	0	45,905	86,567	74,538	40,528

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	782	2,609

Administrative Class	0	0	0	0	22	84

Other Classes	0	0	0	0	1,210	1,158

Cost of shares redeemed
Institutional Class	(246)	(90)	(46,805)	(293,683)	(3,475)	(5,730)

Administrative Class	0	0	(12,884)	(27,338)	(219)	(487)

Other Classes	0	0	(40,978)	(88,230)	(5,871)	(8,512)

Net increase (decrease) resulting from Fund share transactions	(82)	(4)	(11,409)	(232,154)	78,734	37,850

Fund Redemption Fee	0	0	0	2	0	0

Total Increase (Decrease) in Net Assets	221	4	84,052	(272,331)	96,350	37,179

Net Assets:
Beginning of period	1,916	1,912	618,888	891,219	77,675	40,496

End of period*	$2,137	$1,916	$702,940	$618,888	$174,025	$77,675

* Including undistributed (overdistributed) net investment income of:	$(2)	$(4)	$(592)	$0	$771	$756

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$44	$58	$13,046	$14,981

Net realized gain (loss)	340	(98)	55,095	8,649

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0

Net change in unrealized appreciation	424	70	259,667	41,862

Net increase (decrease) resulting from operations	808	30	327,808	65,492

Distributions to Shareholders:
From net investment income
Institutional Class	(30)	(35)	(2,656)	(828)

Administrative Class	0	0	(1,192)	(431)

Other Classes	(27)	(17)	(17,454)	(8,023)

From net realized capital gains
Institutional Class	0	(36)	(2,011)	(188)

Administrative Class	0	0	(968)	(106)

Other Classes	0	(24)	(17,393)	(2,418)

Tax basis return of capital
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(57)	(112)	(41,674)	(11,994)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	488	890	81,858	119,787

Administrative Class	0	0	59,959	59,194

Other Classes	2,749	2,115	525,168	875,557

Issued as reinvestment of distributions
Institutional Class	30	68	3,939	845

Administrative Class	0	0	2,079	526

Other Classes	23	37	25,385	7,209

Cost of shares redeemed
Institutional Class	(178)	(411)	(42,001)	(43,388)

Administrative Class	0	0	(28,759)	(31,059)

Other Classes	(536)	(695)	(194,148)	(349,347)

Net increase (decrease) resulting from Fund share transactions	2,576	2,004	433,480	639,324

Fund Redemption Fee	0	0	4	114

Total Increase (Decrease) in Net Assets	3,327	1,922	719,618	692,936

Net Assets:
Beginning of period	3,756	1,834	1,523,296	830,360

End of period*	$7,083	$3,756	$2,242,914	$1,523,296

* Including undistributed (overdistributed) net investment income of:	$(2)	$11	$441	$8,697

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    35

Statement of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth & Income Fund		PEA Growth Fund		PEA Innovation Fund

Increase (Decrease) in Net Assets from:	Six Month Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$387	$692	$(3,763)	$(7,295)	$(8,717)	$(13,015)

Net realized gain (loss)	968	(8,585)	32,568	(137,374)	228,476	(562,249)

Net change in unrealized appreciation	11,489	3,608	84,125	45,321	43,262	533,790

Net increase (decrease) resulting from operations	12,844	(4,285)	112,930	(99,348)	263,021	(41,474)

Distributions to Shareholders:
From net investment income
Institutional Class	(77)	(107)	0	0	0	0

Administrative Class	(7)	(61)	0	0	0	0

Other Classes	(456)	(678)	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Tax basis return of capital
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(540)	(846)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,563	3,381	3,849	7,720	45,696	24,554

Administrative Class	32	716	12	4,319	4,256	4,570

Other Classes	21,208	42,397	36,408	594,657	161,492	288,692

Issued in reorganization
Institutional Class	0	0	0	881	0	78

Administrative Class	0	0	0	49	0	0

Other Classes	0	0	0	15,961	0	67,500

Issued as reinvestment of distributions
Institutional Class	71	98	0	0	0	0

Administrative Class	7	59	0	0	0	0

Other Classes	373	566	0	0	0	0

Cost of shares redeemed
Institutional Class	(950)	(2,024)	(1,100)	(13,101)	(9,144)	(15,466)

Administrative Class	(274)	(19,354)	(43)	(7,690)	(4,199)	(4,288)

Other Classes	(14,697)	(25,223)	(120,730)	(813,476)	(206,620)	(425,598)

Net increase (decrease) resulting from Fund share transactions	7,333	616	(81,604)	(210,680)	(8,519)	(59,958)

Fund Redemption/Reimbursement Fee	0	0	0	0	0	2

Total Increase (Decrease) in Net Assets	19,637	(4,515)	31,326	(310,028)	254,502	(101,430)

Net Assets:
Beginning of period	72,129	76,644	824,670	1,134,698	924,594	1,026,024

End of period*	$91,766	$72,129	$855,996	$824,670	$1,179,096	$924,594

* Including undistributed (overdistributed) net investment income of:	$(59)	$94	$(3,763)	$0	$(8,717)	$0

36    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PEA Opportunity Fund		PEA Renaissance Fund		PEA Target Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(1,870)	$(3,441)	$(10,786)	$(9,762)	$(5,903)	$(10,339)

Net realized gain (loss)	53,920	(23,045)	193,920	(874,032)	65,310	(114,998)

Net change in unrealized appreciation	27,950	25,687	1,033,904	461,155	104,431	93,351

Net increase (decrease) resulting from operations	80,000	(799)	1,217,038	(422,639)	163,838	(31,986)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	(5,603)	0	0

Administrative Class	0	0	0	(2,361)	0	0

Other Classes	0	0	0	(135,291)	0	0

Tax basis return of capital
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	(7)	0	0

Total Distributions	0	0	0	(143,262)	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	31,895	28,979	72,927	93,539	4,611	7,792

Administrative Class	331	609	55,749	57,811	41	303

Other Classes	42,676	187,044	979,917	616,064	65,880	614,475

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	4,227	0	0

Administrative Class	0	0	0	2,241	0	0

Other Classes	0	0	0	107,432	0	0

Cost of shares redeemed
Institutional Class	(28,696)	(42,589)	(31,623)	(61,085)	(2,368)	(7,032)

Administrative Class	(1,393)	(3,456)	(22,285)	(34,143)	(75)	(3,980)

Other Classes	(34,362)	(231,560)	(394,956)	(1,245,669)	(98,843)	(817,108)

Net increase (decrease) resulting from Fund share transactions	10,451	(60,973)	659,729	(459,583)	(30,754)	(205,550)

Fund Redemption/Reimbursement Fee	4	0	29	5	0	0

Total Increase (Decrease) in Net Assets	90,455	(61,772)	1,876,796	(1,025,479)	133,084	(237,536)

Net Assets:
Beginning of period	262,243	324,015	3,337,979	4,363,458	840,521	1,078,057

End of period*	$352,698	$262,243	$5,214,775	$3,337,979	$973,605	$840,521

* Including undistributed (overdistributed) net investment income of:	$(1,870)	$0	$(10,786)	$0	$(5,903)	$0

Amounts in thousands	PEA Value Fund		PPA Tax-Efficient Structured Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$2,016	$3,932	$827	$2,188

Net realized gain (loss)	91,039	(239,518)	382	745

Net change in unrealized appreciation	164,509	222,679	41,496	14,317

Net increase (decrease) resulting from operations	257,564	(12,907)	42,705	17,250

Distributions to Shareholders:
From net investment income
Institutional Class	(630)	0	(5,926)	(1,000)

Administrative Class	(166)	0	0	0

Other Classes	(3,137)	0	0	0

From net realized capital gains
Institutional Class	0	(2,972)	0	0

Administrative Class	0	(1,218)	0	0

Other Classes	0	(37,874)	0	0

Tax basis return of capital
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(3,933)	(42,064)	(5,926)	(1,000)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	35,135	43,744	13,573	23,682

Administrative Class	23,707	21,358	0	0

Other Classes	402,337	478,414	0	0

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	571	2,638	5,215	831

Administrative Class	146	1,187	0	0

Other Classes	2,687	30,927	0	0

Cost of shares redeemed
Institutional Class	(6,997)	(30,849)	(10,606)	(12,865)

Administrative Class	(3,245)	(26,580)	0	0

Other Classes	(104,191)	(325,264)	0	0

Net increase (decrease) resulting from Fund share transactions	350,150	195,575	8,182	11,648

Fund Redemption/Reimbursement Fee	1	11	209	270

Total Increase (Decrease) in Net Assets	603,782	140,615	45,170	28,168

Net Assets:
Beginning of period	974,780	834,165	114,822	86,654

End of period*	$1,578,562	$974,780	$159,992	$114,822

* Including undistributed (overdistributed) net investment income of:	$1,837	$3,754	$(4,336)	$763

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    37

Schedule of Investments

Asset Allocation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (b) 110.5%
CCM Capital Appreciation (a)	113,928	$1,842
CCM Mid-Cap (a)	74,342	1,518
Emerging Markets Bond	99,201	1,043
Foreign Bond	166,992	1,735
High Yield	399,054	3,899
NFJ Small-Cap Value	175,154	4,482
PEA Growth (a)	69,777	1,214
PEA Opportunity (a)	266,411	4,566
PEA Renaissance (a)	493,716	11,538
PEA Target (a)	123,361	2,001
PEA Value	620,191	9,818
RCM International Growth Equity	2,169,828	20,049
RCM Large-Cap Growth	713,327	8,524
RCM Mid-Cap (a)	3,253,993	7,745
StocksPLUS	2,212,745	21,663
Total Return	4,786,638	51,265

Total Investments 110.5% (Cost $143,732)		$152,902
Other Assets and Liabilities (Net) (10.5%)		(14,547)

Net Assets 100.0%		$138,355

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Institutional Class shares of each PIMCO Fund.

38    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.9%
Aerospace 1.3%
United Technologies Corp.	117,600	$11,145

Building 1.0%
D.R. Horton, Inc.	203,800	8,816

Capital Goods 4.8%
Caterpillar, Inc.	102,700	8,526
Deere & Co.	149,100	9,699
General Electric Co.	427,500	13,244
Ingersoll-Rand Co. ‘A’	145,800	9,897

		41,366

Communications 1.6%
Nextel Communications, Inc. ‘A’ (a)	503,700	14,134

Consumer Discretionary 5.4%
Best Buy Co., Inc.	178,900	9,346
Coach, Inc. (a)	291,600	11,008
Harman International Industries, Inc.	119,300	8,826
Lowe’s Cos., Inc.	144,100	7,982
Nike, Inc. ‘B’	134,200	9,187

		46,349

Consumer Services 5.8%
Apollo Group, Inc. ‘A’ (a)	169,000	11,492
Cendant Corp. (a)	427,500	9,520
McDonald’s Corp.	432,400	10,736
Parker Hannifin Corp.	160,700	9,562
Wendy’s International, Inc.	222,000	8,711

		50,021

Consumer Staples 4.7%
Anheuser-Busch Cos., Inc.	203,800	10,736
Avon Products, Inc.	125,900	8,497
Fortune Brands, Inc.	172,300	12,318
Procter & Gamble Co.	91,100	9,099

		40,650

Energy 7.6%
Anadarko Petroleum Corp.	178,900	9,126
Apache Corp.	128,914	10,455
ConocoPhillips	145,800	9,560
EOG Resources, Inc.	203,800	9,409
Occidental Petroleum Corp.	227,000	9,588
Southern Co.	286,600	8,670
XTO Energy, Inc.	333,000	9,424

		66,232

Financial & Business Services 12.0%
Allstate Corp.	212,100	9,125
Bank of America Corp.	125,900	10,126
Capital One Financial Corp.	139,200	8,532
CIT Group, Inc.	256,800	9,232
Citigroup, Inc.	180,595	8,766
Franklin Resources, Inc.	177,300	9,230
Golden West Financial Corp.	97,800	10,092
J.P. Morgan Chase & Co.	240,200	8,823
MBNA Corp.	346,300	8,606
Merrill Lynch & Co.	205,400	12,047
Morgan Stanley Dean Witter & Co.	155,700	9,010

		103,589

Healthcare 15.1%
Amgen, Inc. (a)	135,900	8,399
Boston Scientific Corp. (a)	120,900	4,444
C.R. Bard, Inc.	109,400	8,889
Celgene Corp. (a)	228,600	10,292
Genentech, Inc. (a)	122,600	11,472
Genzyme Corp. (a)	167,300	8,255
Guidant Corp.	164,000	9,873
Johnson & Johnson	167,300	8,643
Millennium Pharmaceuticals, Inc. (a)	536,800	10,022
Pfizer, Inc.	379,400	13,404
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	10,055
UnitedHealth Group, Inc. (a)	154,100	$8,965
Varian Medical Systems, Inc. (a)	139,200	9,619
Watson Pharmaceuticals, Inc. (a)	188,900	8,689

		131,021

Materials & Processing 5.1%
Dow Chemical Co.	215,400	8,954
Freeport-McMoran Copper & Gold, Inc. ‘B’	203,800	8,586
Newmont Mining Corp.	177,000	8,604
Phelps Dodge Corp. (a)	116,000	8,826
Weyerhaeuser Co.	144,100	9,222

		44,192

Technology 31.2%
Adobe Systems, Inc.	236,900	9,310
Analog Devices, Inc. (a)	243,600	11,120
Apple Computer, Inc. (a)	470,500	10,055
Applied Materials, Inc. (a)	457,300	10,266
Chiron Corp. (a)	187,200	10,668
Cisco Systems, Inc. (a)	772,100	18,754
Corning, Inc. (a)	914,600	9,539
Dell, Inc. (a)	283,300	9,621
Electronic Arts, Inc. (a)	182,300	8,710
EMC Corp. (a)	709,100	9,162
IBM Corp.	92,800	8,601
Intel Corp.	581,600	18,727
International Game Technology	271,700	9,700
Linear Technology Corp.	207,100	8,713
Mercury Interactive Corp. (a)	189,000	9,193
Microsoft Corp.	984,200	27,105
Motorola, Inc.	632,900	8,905
National Semiconductor Corp. (a)	217,000	8,552
QLogic Corp.	169,000	8,720
QUALCOMM, Inc.	230,300	12,420
Symantec Corp. (a)	275,000	9,529
Texas Instruments, Inc.	364,500	10,709
VERITAS Software Corp. (a)	347,900	12,928
Yahoo, Inc. (a)	210,400	9,504

		270,511

Transportation 2.3%
FedEx Corp.	129,200	8,721
United Parcel Service, Inc.	155,700	11,607

		20,328

Total Common Stocks (Cost $716,417)		848,354

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	43,606,696	43,607

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 01/02/2004	$45,687	45,687
(Dated 12/31/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $21,105 and Freddie Mac 3.875% due 02/15/2005 valued at $25,504. Repurchase proceeds are $45,689.)

Total Short-Term Instruments (Cost $89,294)		89,294

Total Investments 108.2% (Cost $805,711)		$937,648
Other Assets and Liabilities (Net) (8.2%)		(71,121)

Net Assets 100.0%		$866,527

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $42,502 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    39

Schedule of Investments

CCM Emerging Companies Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.0%
Aerospace 1.4%
Moog, Inc. ‘A’ (a)	119,500	$5,912

Building 1.2%
Fleetwood Enterprises, Inc. (a)	486,400	4,994

Capital Goods 4.9%
A.S.V., Inc. (a)	204,500	7,641
Engineered Support Systems, Inc.	110,424	6,081
Wabash National Corp. (a)	224,500	6,582

		20,304

Communications 2.1%
Nextel Partners, Inc. ‘A’ (a)	656,100	8,825

Consumer Discretionary 9.6%
America’s Car Mart, Inc. (a)	157,800	4,244
Bebe Stores, Inc. (a)	200,800	5,218
Finish Line, Inc. ‘A’ (a)	205,700	6,165
Hibbett Sporting Goods, Inc. (a)	136,200	4,059
MarineMax, Inc. (a)	231,700	4,503
Select Comfort Corp. (a)	166,700	4,129
Shuffle Master, Inc. (a)	200,550	6,950
The Bombay Company, Inc. (a)	620,700	5,057

		40,325

Consumer Services 7.2%
General Cable Corp. (a)	271,500	2,215
Gevity HR, Inc.	232,400	5,169
Heidrick & Struggles International, Inc. (a)	201,400	4,392
Labor Ready, Inc. (a)	450,600	5,907
Monro Muffler Brake, Inc. (a)	267,300	5,350
Scientific Games Corp. ‘A’ (a)	414,900	7,055

		30,088

Energy 5.8%
Patina Oil & Gas Corp.	184,975	9,068
Ultra Petroleum Corp. (a)	614,000	15,117

		24,185

Financial & Business Services 14.3%
Alabama National Bancorp., Inc.	73,500	3,861
Banner Corp.	183,800	4,629
Brookline Bancorp., Inc.	267,800	4,108
Cash America International, Inc.	368,200	7,794
Cathay Bancorp., Inc.	93,800	5,225
Columbia Banking System, Inc.	208,800	4,525
First Essex Bancorp, Inc.	38,700	2,251
Navigators Group, Inc. (a)	153,200	4,729
PrivateBanCorp., Inc.	131,800	5,998
Prosperity Bancshares, Inc.	219,100	4,934
Quaker City Bancorp., Inc.	89,575	4,169
Sterling Financial Corp. (a)	218,320	7,476

		59,699

Healthcare 23.8%
aaiPharma, Inc. (a)	167,800	4,219
Advanced Neuromodulation Systems, Inc. (a)	124,049	5,707
ALARIS Medical Systems, Inc. (a)	279,600	4,255
Closure Medical Corp. (a)	185,050	6,281
Connetics Corp. (a)	255,200	4,633
Epix Medical, Inc. (a)	253,500	4,130
Guilford Pharmaceuticals, Inc. (a)	871,100	5,909
Ilex Oncology, Inc. (a)	205,500	4,367
Impax Laboratories, Inc. (a)	352,300	5,075
Kos Pharmaceuticals, Inc. (a)	148,100	6,379
Merit Medical Systems, Inc. (a)	283,103	6,304
Onyx Pharmaceuticals, Inc. (a)	262,200	7,409
Salix Pharmaceuticals Ltd. (a)	261,600	5,933
Specialty Laboratories, Inc. (a)	190,600	3,200
Synovis Life Technologies, Inc. (a)	315,800	6,423
Telik, Inc. (a)	258,700	5,949
VCA Antech, Inc. (a)	185,900	$5,762
Vicuron Pharmaceuticals, Inc. (a)	412,700	7,702

		99,637

Materials & Processing 2.6%
Commercial Metals Co.	207,000	6,299
Kadant, Inc. (a)	215,200	4,659

		10,958

Technology 22.8%
Altiris, Inc. (a)	185,900	6,782
Applied Films Corp. (a)	156,800	5,180
Applied Signal Technology, Inc.	269,400	6,206
Concord Communications, Inc. (a)	298,800	5,967
Diodes, Inc. (a)	222,350	4,229
eCollege.com, Inc. (a)	255,500	4,715
Embarcadero Technologies, Inc. (a)	356,100	5,680
F5 Networks, Inc. (a)	172,600	4,335
Magma Design Automation, Inc. (a)	242,000	5,650
Microsemi Corp. (a)	254,400	6,247
Quixote Corp.	158,300	3,864
Radisys Corp. (a)	294,200	4,958
Radware Ltd. (a)	228,900	6,239
Retek, Inc. (a)	421,800	3,918
Secure Computing Corp. (a)	275,900	4,938
SYKES Enterprises, Inc. (a)	575,000	4,928
Terayon Corp. (a)	347,900	1,569
Tyler Technologies, Inc. (a)	441,600	4,258
Xicor, Inc. (a)	486,000	5,513

		95,176

Transportation 1.3%
Overnite Corp. (a)	230,000	5,230

Total Common Stocks (Cost $308,301)		405,333

SHORT-TERM INSTRUMENTS 13.1%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (b)	21,387,328	21,387

	Principal Amount (000s)

Repurchase Agreement 8.0%
State Street Bank
0.800% due 01/02/2004	$33,187	33,187
(Dated 12/31/2003. Collateralized by Federal Farm Credit Bank 2.125% due 08/15/2005 valued at $8,355 and Fannie Mae 1.875% due 02/15/2005 valued at $25,501. Repurchase proceeds are $33,188.)

Total Short-Term Instruments (Cost $54,574)		54,574

Total Investments 110.1% (Cost $362,875)		$459,907
Other Assets and Liabilities (Net) (10.1%)		(42,031)

Net Assets 100.0%		$417,876

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $20,685, as of December 31, 2003.

40    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

CCM Focused Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Aerospace 1.0%
United Defense Industries, Inc. (a)	700	$22

Building 2.6%
D.R. Horton, Inc.	600	26
Lennar Corp. ‘A’	300	29

		55

Capital Goods 2.4%
3M Co.	300	25
Autoliv, Inc.	700	26

		51

Communications 2.6%
InterDigital Communications Corp.	400	8
Nextel Communications, Inc. ‘A’ (a)	1,700	48

		56

Consumer Discretionary 9.9%
AutoZone, Inc. (a)	300	26
Best Buy Co., Inc.	500	26
Dial Corp.	800	23
MSC Industrial Direct Co. ‘A’	800	22
Nike, Inc. ‘B’	300	20
Pitney Bowes, Inc.	500	20
The Estee Lauder Cos., Inc. ‘A’	600	24
The Home Depot, Inc.	1,400	50

		211

Consumer Services 2.0%
Apollo Group, Inc. ‘A’ (a)	300	20
Starwood Hotels & Resorts Worldwide, Inc.	600	22

		42

Consumer Staples 3.4%
Gillette Co.	600	22
PepsiCo, Inc.	600	28
SYSCO Corp.	600	22

		72

Energy 4.8%
Anadarko Petroleum Corp.	400	20
Chesapeake Energy Corp.	2,500	34
Kinder Morgan, Inc.	400	24
Westport Resources Corp. (a)	800	24

		102

Financial & Business Services 11.8%
Ambac Financial Group, Inc.	300	21
Capital One Financial Corp.	900	55
Citigroup, Inc.	1,300	63
Fidelity National Financial, Inc.	600	23
First Bancorp Puerto Rico	600	24
First Tennessee National Corp.	500	22
MBNA Corp.	800	20
Wells Fargo & Co.	400	24

		252

Healthcare 15.4%
AdvancePCS, Inc. (a)	500	26
Amgen, Inc. (a)	400	25
Anthem, Inc. (a)	400	30
Beckman Coulter, Inc.	400	20
Edwards Lifesciences Corp. (a)	600	18
Eli Lilly & Co.	400	28
Genentech, Inc. (a)	500	47
Invitrogen Corp. (a)	400	28
UnitedHealth Group, Inc. (a)	600	35
Watson Pharmaceuticals, Inc. (a)	500	23
WellPoint Health Networks, Inc. (a)	300	29
Wyeth	500	21

		330

Materials & Processing 6.0%
Ball Corp.	400	24
Church & Dwight, Inc.	600	$24
Southern Peru Copper Corp. (New York)	1,700	80

		128

Technology 34.0%
Adobe Systems, Inc.	500	20
Amkor Technology, Inc. (a)	1,300	24
Avocent Corp. (a)	600	22
CheckFree Corp. (a)	800	22
Cisco Systems, Inc. (a)	3,500	85
Corning, Inc. (a)	1,900	20
Dell, Inc. (a)	1,100	37
DST Systems, Inc. (a)	500	21
Electronic Arts, Inc. (a)	600	29
EMC Corp. (a)	2,800	36
Gentex Corp.	600	26
Harris Corp.	900	34
IBM Corp.	300	28
Intel Corp.	2,700	87
Linear Technology Corp.	300	13
Microsoft Corp.	2,800	77
Symantec Corp. (a)(b)	800	28
Total System Services, Inc.	1,000	31
UTStarcom, Inc. (a)	500	18
VERITAS Software Corp. (a)	1,000	37
Yahoo, Inc. (a)	700	32

		727

Total Common Stocks (Cost $1,598)		2,048

SHORT-TERM INSTRUMENTS 9.0%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (b)	109,327	109

	Principal Amount (000s)

Repurchase Agreement 3.9%
State Street Bank
0.800% due 01/02/2004	$84	84
(Dated 12/31/2003. Collateralized by Fannie Mae 2.250% due 05/15/2006 valued at $90. Repurchase proceeds are $84.)

Total Short-Term Instruments (Cost $193)		193

Total Investments 104.9% (Cost $1,791)		$2,241
Other Assets and Liabilities (Net) (4.9%)		(104)

Net Assets 100.0%		$2,137

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $107, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    41

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.9%
Building 2.2%
D.R. Horton, Inc.	169,300	$7,324
NVR, Inc. (a)	16,800	7,829

		15,153

Capital Goods 5.7%
Brunswick Corp.	242,100	7,706
Carlisle Cos., Inc.	126,000	7,668
Danaher Corp.	103,600	9,505
Lear Corp.	121,800	7,470
Paccar, Inc.	91,000	7,746

		40,095

Communications 1.2%
Nextel Partners, Inc. ‘A’ (a)	624,200	8,396

Consumer Discretionary 16.7%
Advance Auto Parts, Inc. (a)	88,200	7,179
Chico’s FAS, Inc. (a)	265,900	9,825
Claire’s Stores, Inc.	398,900	7,515
Coach, Inc. (a)	237,952	8,983
Columbia Sportswear Co. (a)	123,200	6,714
Foot Locker, Inc.	383,500	8,993
Harman International Industries, Inc.	112,000	8,286
Marvel Enterprises, Inc. (a)	263,100	7,659
MSC Industrial Direct Co. ‘A’	273,000	7,508
Neiman-Marcus Group, Inc. ‘A’ (a)	75,600	4,057
Nordstrom, Inc.	267,300	9,168
Pacific Sunwear of California (a)	404,450	8,542
Rent-A-Center, Inc. (a)	1,150	34
Staples, Inc. (a)	284,100	7,756
Station Casinos, Inc.	235,100	7,201
Tiffany & Co.	181,900	8,222

		117,642

Consumer Services 6.6%
Bausch & Lomb, Inc.	165,100	8,569
Career Education Corp. (a)	181,600	7,277
GTECH Holdings Corp.	170,700	8,448
ITT Educational Services, Inc. (a)	144,200	6,773
Mandalay Resort Group	184,700	8,260
Wendy’s International, Inc.	184,700	7,248

		46,575

Consumer Staples 1.3%
Fortune Brands, Inc.	127,400	9,108

Energy 4.3%
Apache Corp.	92,059	7,466
EOG Resources, Inc.	166,500	7,687
Pogo Producing Co.	144,200	6,965
XTO Energy, Inc.	280,866	7,949

		30,067

Financial & Business Services 12.6%
AG Edwards, Inc.	194,600	7,050
Associates Corp. of North America	174,089	7,425
Chicago Mercantile Exchange Holdings, Inc.	102,200	7,395
CIT Group, Inc.	221,100	7,949
Everest Reinsurance Group Ltd.	84,000	7,106
General Growth Properties, Inc.	277,100	7,690
Instinet Group, Inc. (a)	1,452,700	7,481
iStar Financial, Inc.	180,500	7,021
Legg Mason, Inc.	92,413	7,132
Mercury General Corp.	155,300	7,229
Old Republic International Corp.	327,450	8,304
W.R. Berkley Corp.	197,350	6,897

		88,679

Healthcare 14.9%
Beckman Coulter, Inc.	151,200	7,686
C.R. Bard, Inc.	106,400	8,645
Caremark Rx, Inc. (a)	288,300	7,303
Celgene Corp. (a)	174,900	7,874
Coventry Health Care, Inc. (a)	117,600	$7,584
Cytyc Corp. (a)	552,800	7,607
DaVita, Inc. (a)	190,300	7,422
Eon Labs, Inc. (a)	99,400	5,064
Genzyme Corp. (a)	149,800	7,391
Millennium Pharmaceuticals, Inc. (a)	446,500	8,336
Omnicare, Inc.	194,500	7,856
Varian Medical Systems, Inc. (a)	112,000	7,739
Visx, Inc. (a)	310,700	7,193
Watson Pharmaceuticals, Inc. (a)	158,100	7,273

		104,973

Materials & Processing 5.5%
Ball Corp.	134,400	8,006
Dover Corp.	186,100	7,397
Freeport-McMoran Copper & Gold, Inc. ‘B’	172,100	7,251
Georgia-Pacific Corp.	268,700	8,241
Trinity Industries, Inc.	256,100	7,898

		38,793

Technology 27.8%
Adobe Systems, Inc.	181,900	7,149
Adtran, Inc.	275,700	8,547
Advanced Micro Devices, Inc. (a)	491,200	7,319
Amkor Technology, Inc. (a)	415,700	7,570
Apple Computer, Inc. (a)	351,300	7,507
Arrow Electronics, Inc. (a)	335,900	7,773
Ascential Software Corp. (a)	299,500	7,766
Autodesk, Inc.	99,800	2,453
CheckFree Corp. (a)	285,500	7,894
Cognizant Technology Solutions Corp. ‘A’ (a)	172,100	7,855
Cypress Semiconductor Corp. (a)	396,100	8,461
Diebold, Inc.	159,500	8,592
Electronic Arts, Inc. (a)	156,700	7,487
Getty Images, Inc. (a)	167,900	8,417
International Game Technology	222,500	7,943
International Rectifier Corp. (a)	176,300	8,711
Jabil Circuit, Inc. (a)	265,900	7,525
Juniper Networks, Inc. (a)	410,100	7,661
Lam Research Corp. (a)	218,300	7,051
Mercury Interactive Corp. (a)	156,000	7,588
Pixar, Inc. (a)	98,000	6,790
Polycom, Inc. (a)	390,500	7,623
Red Hat, Inc. (a)	404,500	7,592
Symantec Corp. (a)	226,700	7,855
Tektronix, Inc.	282,700	8,933
VERITAS Software Corp. (a)	138,600	5,150

		195,212

Transportation 1.1%
J.B. Hunt Transport Services, Inc. (a)	279,900	7,560

Total Common Stocks (Cost $586,089)		702,253

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	36,647,156	$36,647

	Principal Amount (000s)

Repurchase Agreement 5.1%
State Street Bank
0.800% due 01/02/2004	$35,577	35,577
(Dated 12/31/2003. Collateralized by Freddie Mac 3.875% due 02/15/2005 valued at $10,792 and Fannie Mae 5.250% due 06/15/2006 valued at $25,502. Repurchase proceeds are $35,578.)

Total Short-Term Instruments (Cost $72,224)		72,224

Total Investments 110.2% (Cost $658,313)		$774,477
Other Assets and Liabilities (Net) (10.2%)		(71,537)

Net Assets 100.0%		$702,940

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $35,695, as of December 31, 2003.

42    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.9%
Capital Goods 1.6%
Cooper Industries Ltd. ‘A’	48,000	$2,781

Communications 7.2%
AT&T Corp.	152,000	3,086
SBC Communications, Inc.	120,000	3,128
Sprint Corp.	194,000	3,185
Verizon Communications, Inc.	90,000	3,157

		12,556

Consumer Discretionary 12.2%
Eastman Kodak Co.	87,000	2,233
General Motors Corp.	120,000	6,408
Limited Brands, Inc.	178,000	3,209
The MayDepartment Stores Co.	107,000	3,111
V.F. Corp.	145,000	6,270

		21,231

Consumer Staples 9.1%
Albertson’s, Inc.	141,000	3,194
Altria Group, Inc.	59,000	3,211
ConAgra Foods, Inc.	122,000	3,220
R.J. Reynolds Tobacco Holdings, Inc.	55,000	3,198
SUPERVALU, Inc.	107,000	3,059

		15,882

Energy 12.7%
ChevronTexaco Corp.	37,000	3,196
ConocoPhillips	47,506	3,115
Eni S.p.A SP - ADR	34,000	3,229
Kerr-McGee Corp.	69,000	3,208
KeySpan Corp.	84,000	3,091
Marathon Oil Corp.	95,000	3,144
Occidental Petroleum Corp.	75,000	3,168

		22,151

Financial & Business Services 28.8%
Apartment Investment & Management Co. ‘A’	92,000	3,174
Bank of America Corp.	40,000	3,217
CIGNA Corp.	55,000	3,163
Deluxe Corp.	77,000	3,182
Duke Realty Corp.	102,000	3,162
J.P. Morgan Chase & Co.	85,000	3,122
Key Corp.	210,000	6,157
Lincoln National Corp.	77,000	3,108
Morgan Stanley Dean Witter & Co.	55,000	3,183
St. Paul Co.	77,800	3,085
Union Planters Corp.	200,000	6,298
UnumProvident Corp.	199,000	3,138
Washington Mutual, Inc.	153,000	6,138

		50,127

Healthcare 9.1%
Baxter International, Inc.	103,000	3,144
Bristol-Myers Squibb Co.	111,000	3,175
GlaxoSmithKline PLC SP - ADR	66,000	3,077
Jefferson-Pilot Corp.	62,000	3,140
Merck & Co., Inc.	70,000	3,234

		15,770

Materials & Processing 1.9%
Georgia-Pacific Corp.	104,000	3,190

Technology 1.8%
Sempra Energy	106,000	3,186

Transportation 1.9%
Burlington Northern Santa Fe Corp.	99,000	3,203

Utilities 3.6%
American Electric Power Co., Inc.	105,000	3,204
DTE Energy Co.	78,000	3,073

		6,277

Total Common Stocks (Cost $136,582)		156,354

SHORT-TERM INSTRUMENTS 18.4%
Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (a)	8,466,887	$8,467

	Principal Amount (000s)

Repurchase Agreement 13.5%
State Street Bank
0.800% due 01/02/2004	$23,571	23,571
(Dated 12/31/2003. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $24,046. Repurchase proceeds are $23,572.)

Total Short-Term Instruments (Cost $32,038)		32,038

Total Investments 108.3% (Cost $168,620)		$188,392
Other Assets and Liabilities (Net) (8.3%)		(14,367)

Net Assets 100.0%		$174,025

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $8,313, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    43

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 3.8%
General Dynamics Corp.	1,500	$136
Raytheon Co.	4,500	135

		271

Capital Goods 3.9%
Deere & Co.	2,100	137
General Electric Co.	4,400	136

		273

Communications 5.8%
AT&T Corp.	6,700	136
Nextel Communications, Inc. ‘A’ (a)	5,000	140
Verizon Communications, Inc.	3,900	137

		413

Consumer Discretionary 15.7%
CVS Corp.	3,900	141
General Motors Corp.	2,700	144
Masco Corp.	10,200	280
Nike, Inc. ‘B’	2,000	137
Sears, Roebuck & Co.	6,100	277
The Home Depot, Inc.	3,800	135

		1,114

Consumer Services 7.8%
Carnival Corp.	3,500	139
Cendant Corp. (a)	6,300	140
Gannett Co, Inc.	1,500	134
McDonald’s Corp.	5,700	142

		555

Consumer Staples 9.6%
Altria Group, Inc.	5,000	272
ConAgra Foods, Inc.	5,200	137
Kimberly-Clark Corp.	2,300	136
Kroger Co. (a)	7,400	137

		682

Energy 9.8%
Apache Corp.	1,700	138
ConocoPhillips	4,200	275
Occidental Petroleum Corp.	6,600	279

		692

Financial & Business Services 23.1%
Allstate Corp.	3,200	138
Capital One Financial Corp.	2,200	135
Countrywide Financial Corp.	1,800	136
Equity Office Properties Trust	9,300	266
Fannie Mae	1,800	135
J.P. Morgan Chase & Co.	7,400	272
Key Corp.	4,700	138
Marsh & McLennan Cos., Inc.	2,900	139
Travelers Property Casualty Corp. ‘A’	8,200	138
Washington Mutual, Inc.	3,400	136

		1,633

Healthcare 7.8%
Baxter International, Inc.	4,400	134
Bristol-Myers Squibb Co.	4,900	140
Merck & Co., Inc.	3,000	139
WellPoint Health Networks, Inc. (a)	1,400	136

		549

Materials & Processing 1.9%
Praxair, Inc.	3,600	137

Technology 1.9%
Seagate Technology, Inc. (a)	7,100	134

Transportation 1.9%
Burlington Northern Santa Fe Corp.	4,200	136

Utilities 3.9%
Exelon Corp.	4,100	272

Total Common Stocks (Cost $6,269)		6,861

SHORT-TERM INSTRUMENTS 14.2%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (b)	365,222	$365

	Principal Amount (000s)

Repurchase Agreement 9.1%
State Street Bank
0.800% due 01/02/2004	$644	644
(Dated 12/31/2003. Collateralized by Freddie Mac 2.750% due 08/15/2006 valued at $662. Repurchase proceeds are $644.)

Total Short-Term Instruments (Cost $1,009)		1,009

Total Investments 111.1% (Cost $7,278)		$7,870
Other Assets and Liabilities (Net) (11.1%)		(787)

Net Assets 100.0%		$7,083

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $358, as of December 31, 2003.

44    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.5%
Aerospace 0.4%
Kaman Corp. ‘A’	740,000	$9,420

Building 1.9%
Hughes Supply, Inc.	440,000	21,833
M.D.C. Holdings, Inc.	312,000	20,124

		41,957

Capital Goods 9.1%
Acuity Brands, Inc.	882,000	22,756
ArvinMeritor, Inc.	980,000	23,638
Barnes Group, Inc.	651,000	21,034
Curtiss-Wright Corp.	263,600	11,865
GATX Corp.	742,000	20,761
Harsco Corp.	488,000	21,384
Precision Castparts Corp.	487,000	22,115
Regal-Beloit Corp.	749,000	16,478
Tecumseh Products Co. ‘A’	466,000	22,568
York International Corp.	582,000	21,418

		204,017

Consumer Discretionary 13.6%
Arctic Cat, Inc.	621,000	15,339
Banta Corp.	509,000	20,614
Brown Shoe Co., Inc.	611,000	23,175
Burlington Coat Factory Warehouse Corp.	784,000	16,589
Ennis Business Forms, Inc.	641,700	9,818
Handleman Co.	842,800	17,303
Kellwood Co.	533,000	21,853
Lancaster Colony Corp.	470,000	21,225
Libbey, Inc.	571,000	16,262
Maytag Corp.	732,000	20,386
Ruddick Corp.	1,164,000	20,836
Russ Berrie & Co., Inc.	481,100	16,309
Russell Corp.	1,146,000	20,124
Sturm, Ruger & Co., Inc.	748,600	8,512
The Cato Corp. ‘A’	1,020,000	20,910
Tupperware Corp.	1,277,000	22,143
Winn-Dixie Stores, Inc.	1,318,000	13,114

		304,512

Consumer Services 5.4%
Bob Evans Farms, Inc.	650,800	21,125
Callaway Golf Co.	1,247,000	21,012
IHOP Corp.	339,400	13,060
Landry’s Restaurants, Inc.	814,900	20,959
Lone Star Steakhouse & Saloon, Inc.	911,000	21,117
United Auto Group, Inc.	741,700	23,215

		120,488

Consumer Staples 6.9%
Adolph Coors Co. ‘B’	362,000	20,308
Casey’s General Stores, Inc.	1,170,000	20,662
Corn Products International, Inc.	578,000	19,912
Fresh Del Monte Produce, Inc.	863,000	20,565
Loews Corp. - Carolina Group	866,000	21,858
PepsiAmericas, Inc. (a)	611,500	10,469
Sensient Technologies Corp.	1,028,000	20,324
Universal Corp.	470,000	20,760

		154,858

Energy 8.6%
Arch Coal, Inc.	700,000	21,819
Berry Petroleum Co. ‘A’	495,000	10,024
Cabot Oil & Gas Corp.	715,000	20,985
Helmerich & Payne, Inc.	812,000	22,679
Northwest Natural Gas Co.	568,000	17,466
St. Mary Land & Exploration Co.	762,000	21,717
Tidewater, Inc.	712,000	21,275
UGI Corp.	605,000	20,509
Vintage Petroleum, Inc.	1,824,000	21,943
World Fuel Services Corp.	420,000	14,259

		192,676

Financial & Business Services 18.1%
AmerUs Group Co.	584,000	$20,422
Annaly Mortgage Management, Inc.	1,140,000	20,976
BancorpSouth, Inc.	782,000	18,549
CBL & Associates Properties, Inc.	359,000	20,283
Chittenden Corp.	215,200	7,239
Commercial Federal Corp.	760,000	20,300
Delphi Financial Group, Inc. ‘A’	564,000	20,304
First Industrial Realty Trust, Inc.	588,000	19,845
Fremont General Corp.	1,225,000	20,715
Health Care Property Investors, Inc.	415,000	21,082
Healthcare Realty Trust, Inc.	578,000	20,663
HRPT Properties Trust	2,029,000	20,473
LandAmerica Financial Group, Inc.	389,000	20,329
McGrath Rentcorp	454,000	12,371
Nationwide Health Properties, Inc.	146,800	2,870
New Plan Excel Realty Trust, Inc.	809,000	19,958
Old National Bancorp.	620,000	14,167
Provident Financial Group, Inc.	641,000	20,480
Seacoast Financial Services Corp.	735,000	20,146
Shurgard Storage Centers, Inc. ‘A’	544,000	20,482
Susquehanna Bancshares, Inc.	489,000	12,230
UMB Financial Corp.	93,000	4,421
Washington Federal, Inc.	720,000	20,448
Whitney Holding Corp.	169,200	6,935

		405,688

Healthcare 4.1%
Arrow International, Inc.	647,000	16,162
Cooper Cos., Inc.	453,000	21,350
Invacare Corp.	505,000	20,387
Landauer, Inc.	327,000	13,335
Owens & Minor, Inc.	943,000	20,661

		91,895

Materials & Processing 9.2%
Albany International Corp. ‘A’	280,000	9,492
Commercial Metals Co.	220,400	6,700
Crane Co.	700,000	21,518
Lincoln Electric Holdings, Inc.	680,000	16,823
Lubrizol Corp.	652,000	21,203
Massey Energy Co.	1,000,000	20,800
Methanex Corp.	1,907,000	21,416
Quanex Corp.	191,700	8,837
Rock-Tenn Co. ‘A’	938,000	16,190
RPM, Inc.	1,274,000	20,970
Teleflex, Inc.	424,000	20,492
Universal Forest Products, Inc.	617,500	19,871
Valmont Industries, Inc.	94,900	2,197

		206,509

Technology 3.3%
Analogic Corp.	502,300	20,594
Imation Corp.	545,000	19,157
John H. Harland Co.	740,000	20,202
Methode Electronics, Inc.	1,196,300	14,631

		74,584

Transportation 3.9%
Alexander & Baldwin, Inc.	623,000	20,989
Frontline Ltd.	880,000	22,414
Teekay Shipping Corp.	400,000	22,812
USF Corp.	603,000	20,617

		86,832

Utilities 10.0%
Atmos Energy Corp.	841,000	20,436
Cleco Corp.	1,172,900	21,089
Energen Corp.	513,000	21,048
National Fuel Gas Co.	825,000	20,163
Nicor, Inc.	608,400	20,710
OGE Energy Corp.	848,000	20,513
Peoples Energy Corp.	489,000	20,558
PNM Resources, Inc.	731,000	20,541
Vectren Corp.	827,000	20,386
Westar Energy, Inc.	1,000,000	$20,250
WGL Holdings, Inc.	725,000	20,148

		225,842

Total Common Stocks (Cost $1,723,102)		2,119,278

SHORT-TERM INSTRUMENTS 10.5%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	111,070,297	111,070

	Principal Amount (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 01/02/2004	$124,098	124,098

(Dated 12/31/2003. Collateralized by Fannie Mae 2.000% due 01/15/2006 valued at $76,509, 1.200% due 08/23/2004 valued at $25,503 and 2.125% due 10/14/2005 valued at $24,585. Repurchase proceeds are $124,103.)

Total Short-Term Instruments (Cost $235,168)		235,168

Total Investments 105.0% (Cost $1,958,270)		$2,354,446
Other Assets and Liabilities (Net) (5.0%)		(111,532)

Net Assets 100.0%		$2,242,914

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $107,421, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    45

Schedule of Investments

PEA Growth & Income Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.3%
Capital Goods 8.4%
3M Co.	25,000	$2,126
Caterpillar, Inc.	25,000	2,075
General Electric Co.	50,000	1,549
Tyco International Ltd.	75,000	1,987

		7,737

Communications 1.4%
Nokia Corp. SP - ADR (a)	75,000	1,275

Consumer Discretionary 2.0%
Wal-Mart Stores, Inc.	35,000	1,857

Consumer Services 5.8%
Carnival Corp.	25,000	993
Clear Channel Communications, Inc.	35,000	1,639
Knight-Ridder, Inc.	15,000	1,161
Viacom, Inc. ‘B’	35,000	1,553

		5,346

Consumer Staples 4.3%
Altria Group, Inc.	35,000	1,905
Procter & Gamble Co.	20,000	1,998

		3,903

Energy 11.1%
BP PLC SP - ADR	50,000	2,467
ChevronTexaco Corp.	25,000	2,160
Kinder Morgan Management LLC (a)	66,296	2,848
Royal Dutch Petroleum Co.	25,000	1,310
Schlumberger Ltd.	25,000	1,368

		10,153

Financial & Business Services 25.7%
American Express Co.	35,000	1,688
American International Group, Inc.	25,000	1,657
Bank of America Corp.	25,000	2,011
Boston Properties, Inc.	35,000	1,687
CIGNA Corp.	20,000	1,150
Citigroup, Inc.	50,000	2,427
Countrywide Financial Corp.	20,000	1,517
iStar Financial, Inc.	50,000	1,945
J.P. Morgan Chase & Co.	75,000	2,755
Morgan Stanley Dean Witter & Co.	30,000	1,736
Simon Property Group, Inc.	50,000	2,317
Vornado Realty Trust	50,000	2,737

		23,627

Healthcare 7.9%
Allergan, Inc.	15,000	1,152
Boston Scientific Corp. (a)	50,000	1,838
Pfizer, Inc.	50,000	1,766
Varian Medical Systems, Inc. (a)	15,000	1,036
Wyeth	35,000	1,486

		7,278

Materials & Processing 10.5%
Alcoa, Inc.	75,000	2,850
Dow Chemical Co.	50,000	2,078
Freeport-McMoran Copper & Gold, Inc. ‘B’	75,000	3,160
International Paper Co.	35,000	1,509

		9,597

Technology 11.9%
Cisco Systems, Inc. (a)	50,000	1,214
Hewlett-Packard Co.	75,000	1,723
Honeywell International, Inc.	75,000	2,507
Intel Corp.	75,000	2,415
Mercury Interactive Corp. (a)	20,000	973
Microsoft Corp.	75,000	2,066

		10,898

Utilities 4.3%
Dominion Resources, Inc.	25,000	$1,596
Exelon Corp.	35,000	2,323
		3,919

Total Common Stocks (Cost $70,604)		85,590

CONVERTIBLE PREFERRED STOCK 2.8%
The Chubb Corp.	35,000	1,009
7.000% due 08/16/2006
The Goldman Sachs Group, Inc.	70,000	1,583
5.500% due 09/09/2004

Total Convertible Preferred Stock (Cost $2,525)		2,592

PREFERRED SECURITY 0.9%
Southern Union Co.
7.600% due 02/01/2024	30,000	802

Total Preferred Security (Cost $776)		802

	Principal Amount (000s)

SHORT–TERM INSTRUMENTS 3.0%
Repurchase Agreement 3.0%
State Street Bank
0.800% due 01/02/2004	$2,785	2,785
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $2,845. Repurchase proceeds are $2,785.)

Total Short-Term Instruments (Cost $2,785)		2,785

Total Investments 100.0% (Cost $76,690)		$91,769
Other Assets and Liabilities (Net) (0.0%)		(3)

Net Assets 100.0%		$91,766

Notes to Schedule of Investments:

(a) Non-income producing security.

46    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Capital Goods 8.3%
General Electric Co.	750,000	$23,235
Illinois Tool Works, Inc.	250,000	20,977
Tyco International Ltd.	1,000,000	26,500

		70,712

Consumer Discretionary 4.9%
The Home Depot, Inc.	650,000	23,068
Wal-Mart Stores, Inc.	350,000	18,567

		41,635

Consumer Services 12.4%
Carnival Corp.	500,000	19,865
Cendant Corp. (a)	1,000,000	22,270
Clear Channel Communications, Inc.	500,000	23,415
eBay, Inc. (a)	350,000	22,606
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	500,000	17,985

		106,141

Consumer Staples 2.9%
Procter & Gamble Co.	250,000	24,970

Energy 2.9%
Schlumberger Ltd.	450,000	24,624

Financial & Business Services 16.6%
American Express Co.	350,000	16,880
American International Group, Inc.	350,000	23,198
Bank of America Corp.	250,000	20,107
Citigroup, Inc.	750,000	36,405
Countrywide Credit Industries, Inc.	333,333	25,283
Merrill Lynch & Co.	350,000	20,527

		142,400

Healthcare 17.5%
Boston Scientific Corp. (a)	500,000	18,380
Guidant Corp.	350,000	21,070
Pfizer, Inc.	750,000	26,498
Stryker Corp.	250,000	21,253
Teva Pharmaceutical Industries Ltd. SP - ADR	350,000	19,849
UnitedHealth Group, Inc. (a)	350,000	20,363
Varian Medical Systems, Inc. (a)	325,000	22,458

		149,871

Materials & Processing 3.9%
Alcoa, Inc.	500,000	19,000
Freeport-McMoran Copper & Gold, Inc. ‘B’	350,000	14,746

		33,746

Technology 26.5%
Applied Materials, Inc. (a)	750,000	16,838
Cisco Systems, Inc. (a)	1,500,000	36,435
Dell, Inc. (a)	500,000	16,980
EMC Corp. (a)	1,500,000	19,380
Flextronics International Ltd. (a)	750,000	11,130
Intel Corp.	1,000,000	32,200
Juniper Networks, Inc. (a)	1,000,000	18,680
KLA-Tencor Corp. (a)	150,000	8,801
Mercury Interactive Corp. (a)	250,000	12,160
Microsoft Corp.	500,000	13,770
National Semiconductor Corp. (a)	250,000	9,853
SAP AG SP - ADR (a)	500,000	20,780
Xilinx, Inc. (a)	250,000	9,685

		226,692

Total Common Stocks (Cost $637,819)		820,791

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Banking & Finance 0.0%
Cabbell Financial Grantor Trust	$359	$0
7.187% due 12/31/2002 (b)

Total Convertible Bonds & Notes (Cost $358)		0

	Shares

SHORT-TERM INSTRUMENTS 9.8%
Money Market Fund 5.3%
State Street Navigator Securities Lending Prime Portfolio (c)	45,983,375	45,983

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 01/02/2004	$38,399	38,399
(Dated 12/31/2003. Collateralized by Freddie Mac 2.125% due 10/06/2005 valued at $13,670 and Fannie Mae 1.500% due 08/15/2005 valued at $25,505. Repurchase proceeds are $38,401.)

Total Short-Term Instruments (Cost $84,382)		84,382

Total Investments 105.7% (Cost $722,559)		$905,173
Other Assets and Liabilities (Net) (5.7%)		(49,177)

Net Assets 100.0%		$855,996

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $45,176, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    47

Schedule of Investments

PEA Innovation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 100.0%
Capital Goods 1.0%
Tyco International Ltd.	424,800	$11,257

Communications 5.7%
Amdocs Ltd. (a)	433,000	9,734
AT&T Wireless Services, Inc. (a)	832,200	6,649
Mobile Telesystems Ojsc SP - ADR	89,600	7,419
Nextel Communications, Inc. ‘A’ (a)	618,000	17,341
Nokia Oyj SP - ADR (a)	1,507,100	25,621

		66,764

Consumer Discretionary 2.5%
Amazon.com, Inc. (a)	352,000	18,529
Take Two Interactive Software, Inc. (a)	394,000	11,351

		29,880

Consumer Services 2.7%
eBay, Inc. (a)	459,400	29,673
Orbitz, Inc. ‘A’ (a)	88,300	2,049

		31,722

Financial & Business Services 3.2%
Charles Schwab Corp.	3,222,200	38,151

Technology 84.9%
3Com Corp. (a)	1,019,000	8,325
Agere Systems, Inc. ‘A’ (a)	2,510,700	7,658
Applied Materials, Inc. (a)	1,073,100	24,091
ASML Holding NV (a)	259,800	5,209
AU Optronics Corp. SP - ADR	1,630,478	19,435
Avaya, Inc. (a)	1,304,200	16,876
Avid Technology, Inc. (a)	310,200	14,890
BEA Systems, Inc. (a)	1,417,528	17,436
Broadcom Corp. ‘A’ (a)	384,900	13,121
Celestica, Inc. (a)	1,665,500	25,099
Cisco Systems, Inc. (a)	344,000	8,356
Comverse Technology, Inc. (a)	1,450,400	25,513
Corning, Inc. (a)	1,710,400	17,839
Cree, Inc. (a)	166,449	2,944
Cymer, Inc. (a)	821,400	37,940
Cypress Semiconductor Corp. (a)	845,300	18,056
Dell, Inc. (a)	721,100	24,489
EMC Corp. (a)	2,502,671	32,334
Emulex Corp. (a)	526,400	14,044
Enterasys Networks, Inc. (a)	3,679,503	13,798
Flextronics International Ltd. (a)	2,172,200	32,235
Hewlett-Packard Co.	1,171,500	26,909
Infosys Technologies Ltd. SP - ADR	121,500	11,628
Integrated Circuit Systems, Inc. (a)	704,800	20,080
Intel Corp.	253,900	8,176
j2 Global Communications, Inc. (a)	419,400	10,389
JDS Uniphase Corp. (a)	1,835,400	6,699
KLA-Tencor Corp. (a)	441,100	25,879
Kulicke & Soffa Industries, Inc. (a)	448,600	6,451
Marvell Technology Group Ltd. (a)	1,143,627	43,378
Maxtor Corp. (a)	585,859	6,503
Mercury Interactive Corp. (a)	569,800	27,715
Microsoft Corp.	258,200	7,111
Monster Worldwide, Inc. (a)	1,267,900	27,843
Novell, Inc. (a)	1,651,400	17,373
Oracle Corp. (a)	700,795	9,250
QUALCOMM, Inc.	302,600	16,319
Quest Software, Inc. (a)	422,700	6,002
SanDisk Corp. (a)	182,800	11,176
SAP AG SP - ADR (a)	695,900	28,922
Seagate Technology, Inc. (a)	1,177,435	22,253
SINA Corp. (a)	259,500	8,758
Sohu.com, Inc. (a)	589,500	17,691
Solectron Corp. (a)	4,594,900	27,156
STMicroelectronics NV - NY (a)	538,581	14,547
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	3,627,201	37,143
Telefonaktiebolaget LM
Ericsson SP - ADR (a)	1,126,100	$19,932
Teradyne, Inc. (a)	203,900	5,189
Texas Instruments, Inc.	1,242,300	36,499
United Microelectronics Corp. SP - ADR (a)	5,682,396	28,128
UTStarcom, Inc. (a)	566,100	20,985
VERITAS Software Corp. (a)	790,900	29,390
Western Digital Corp. (a)	938,900	11,070
Yahoo, Inc. (a)	556,800	25,151

		1,001,383

Total Common Stocks (Cost $1,000,948)		1,179,157

SHORT-TERM INSTRUMENTS 17.9%
Money Market Fund 17.9%
State Street Navigator Securities Lending Prime Portfolio (b)	210,924,373	210,924

Total Short-Term Instruments (Cost $210,925)		210,924

Total Investments 117.9% (Cost $1,211,873)		$1,390,081
Other Assets and Liabilities (Net) (17.9%)		(210,985)

Net Assets 100.0%		$1,179,096

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $204,526 as of December 31, 2003.

48    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Opportunity Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.0%
Capital Goods 0.8%
Aviall, Inc. (a)	171,600	$2,662

Communications 2.6%
Cumulus Media, Inc. ‘A’ (a)	424,900	9,348

Consumer Discretionary 9.0%
Fossil, Inc. (a)	131,300	3,678
Linens’n Things, Inc. (a)	179,205	5,390
Marvel Enterprises, Inc. (a)	164,450	4,787
MSC Industrial Direct Co. ‘A’	160,200	4,406
Select Comfort Corp. (a)	189,500	4,692
Sotheby’s Holdings, Inc. ‘A’ (a)	4,381	60
Take Two Interactive Software, Inc. (a)	153,400	4,419
Tempur-Pedic International, Inc. (a)	274,300	4,252

		31,684

Consumer Services 10.6%
Administaff, Inc. (a)	280,000	4,866
Alliance Gaming Corp. (a)	202,400	4,989
Forrester Research, Inc. (a)	275,000	4,914
Journal Communications, Inc.	207,500	3,845
Mobile Mini, Inc. (a)	305,100	6,017
Resources Connection, Inc. (a)	98,002	2,676
Scientific Games Corp. ‘A’ (a)	257,000	4,372
Sonic Corp. (a)	103,000	3,154
Sylvan Learning Systems, Inc. (a)	93,000	2,677

		37,510

Energy 3.5%
Advanced Energy Industries, Inc. (a)	182,856	4,763
Quicksilver Resources, Inc. (a)	102,900	3,324
Spinnaker Exploration Co. (a)	129,400	4,176

		12,263

Financial & Business Services 11.8%
Affiliated Managers Group, Inc. (a)	72,200	5,024
Boston Private Financial Holdings, Inc.	164,479	4,086
CoStar Group, Inc. (a)	99,739	4,157
Doubleclick, Inc. (a)	337,000	3,444
Investors Financial Services Corp.	159,200	6,115
National Financial Partners Corp.	156,400	4,309
Portfolio Recovery Associates, Inc. (a)	184,000	4,885
Silicon Valley Bancshares (a)	80,300	2,896
Southwest BanCorp. of Texas, Inc.	102,300	3,974
The First Marblehead Corp. (a)	121,200	2,652

		41,542

Healthcare 23.6%
Adolor Corp. (a)	125,800	2,519
American Healthways, Inc. (a)	208,400	4,975
Andrx Group Corp. (a)	186,200	4,476
BioMarin Pharmaceutical, Inc. (a)	660,000	5,128
Cubist Pharmaceuticals, Inc. (a)	287,200	3,492
Discovery Laboratories, Inc. - Call Warrant Exp. 03/21/2005 (a)	92,308	414
Epix Medical, Inc. (a)	153,400	2,497
Gentiva Health Services, Inc. (a)	275,100	3,477
Inamed Corp. (a)	72,900	3,504
Intuitive Surgical, Inc. (a)	355,200	6,070
Kindred Healthcare, Inc. (a)	89,300	4,642
LabOne, Inc. (a)	125,800	4,085
NBTY, Inc. (a)	177,150	4,758
Pharmaceutical Resources, Inc. (a)	64,500	4,202
Praecis Pharmaceuticals, Inc. (a)	396,467	2,553
Salix Pharmaceuticals Ltd. (a)	121,000	2,743
Staar Surgical Co. (a)	378,100	4,257
The Advisory Board Co. (a)	110,200	3,847
Therasense, Inc. (a)	239,400	4,860
United Surgical Partners International, Inc. (a)	99,400	3,328
Ventana Medical Systems, Inc. (a)	103,524	$4,079
XOMA Ltd. (a)	490,300	3,236

		83,142

Materials & Processing 2.8%
IMC Global, Inc.	327,600	3,253
Kemet Corp. (a)	267,600	3,663
Minerals Technologies, Inc.	51,000	3,022

		9,938

Technology 27.5%
AMIS Holdings, Inc. (a)	303,200	5,542
Artisan Components, Inc. (a)	163,650	3,355
ASE Test Ltd. (a)	388,584	5,817
Concur Technologies, Inc. (a)	263,900	2,555
Cree, Inc. (a)	252,900	4,474
Cymer, Inc. (a)	80,300	3,709
Digital Insight Corp. (a)	139,200	3,466
DigitalNet Holdings, Inc. (a)	209,430	4,084
eCollege.com, Inc. (a)	147,100	2,715
Extreme Networks, Inc. (a)	531,000	3,829
Imax Corp. (a)	465,300	3,681
Lawson Software, Inc. (a)	540,000	4,444
Macrovision Corp. (a)	157,188	3,551
MatrixOne, Inc. (a)	880,000	5,421
MicroStrategy, Inc. ‘A’ (a)	58,800	3,086
Mindspeed Technologies, Inc. (a)	479,900	3,287
Mykrolis Corp. (a)	330,000	5,306
Netscreen Technologies, Inc. (a)	105,100	2,601
O2Micro International Ltd. (a)	166,200	3,723
Omnicell, Inc. (a)	218,000	3,532
Radware Ltd. (a)	188,500	5,137
Semtech Corp. (a)	183,825	4,178
SkillSoft PLC SP - ADR (a)	540,000	4,671
Websense, Inc. (a)	169,300	4,950

		97,114

Transportation 5.8%
Atlantic Coast Airlines Holdings, Inc. (a)	499,256	4,943
EGL, Inc. (a)	194,300	3,412
Old Dominion Freight Line, Inc. (a)	135,565	4,620
OMI Corp. (a)	370,300	3,307
Sirva, Inc. (a)	215,000	4,201

		20,483

Total Common Stocks (Cost $278,017)		345,686

SHORT-TERM INSTRUMENTS 24.8%
Money Market Fund 22.6%
State Street Navigator Securities Lending Prime Portfolio (b)	79,809,072	$79,809

	Principal Amount (000s)

Repurchase Agreement 2.2%
State Street Bank
0.800% due 01/02/2004	$7,653	7,653
(Dated 12/31/2003. Collateralized by Freddie Mac 2.150% due 01/21/2005 valued at $7,807. Repurchase proceeds are $7,653.)

Total Short-Term Instruments (Cost $87,462)		87,462

Total Investments 122.8% (Cost $365,479)		$433,148
Other Assets and Liabilities (Net) (22.8%)		(80,450)

Net Assets 100.0%		$352,698

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $76,568 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    49

Schedule of Investments

PEA Renaissance Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 85.8%
Aerospace 0.2%
Boeing Co.	100,000	$4,214
Goodrich Corp.	174,100	5,169

		9,383

Capital Goods 9.4%
ArvinMeritor, Inc.	2,370,000	57,164
CNH Global N.V. (a)	1,116,480	18,534
Cooper Tire & Rubber Co.	909,000	19,434
Navistar International Corp. (a)	4,882,900	233,842
Tyco International Ltd.	4,079,800	108,115
Visteon Corp.	4,361,800	45,406
Weatherford International, Inc. (a)	155,000	5,580

		488,075

Consumer Discretionary 3.4%
Dillard’s, Inc. ‘A’	322,000	5,300
Hollywood Entertainment Corp. (a)	430,000	5,912
J.C. Penney Co., Inc.	6,219,300	163,443
Newell Rubbermaid, Inc.	50,000	1,138

		175,793

Consumer Services 1.5%
Liberty Media Corp. ‘A’ (a)	6,465,981	76,881
Orbitz, Inc. ‘A’ (a)	61,000	1,415

		78,296

Consumer Staples 4.0%
Delhaize Group Ltd. (a)	270,000	13,888
Loews Corp. - Carolina Group	1,131,263	28,553
Safeway, Inc. (a)	4,717,600	103,363
Smithfield Foods, Inc. (a)	2,723,000	56,366
Tyson Foods, Inc. ‘A’	250,000	3,310

		205,480

Energy 5.9%
El Paso Corp.	6,274,600	51,389
ENSCO International, Inc.	480,000	13,042
Grant Prideco, Inc. (a)	210,000	2,734
Premcor, Inc. (a)	310,000	8,060
Pride International, Inc. (a)	8,581,238	159,954
Rowan Cos., Inc. (a)	1,897,167	43,957
Transocean, Inc. (a)	590,000	14,166
Valero Energy Corp.	190,000	8,805
Veritas DGC, Inc. (a)	730,000	7,650

		309,757

Financial & Business Services 17.9%
American Financial Group, Inc.	783,349	20,727
AmeriCredit Corp. (a)	8,486,400	135,188
CIGNA Corp.	786,000	45,195
CIT Group, Inc.	6,258,600	224,997
CNA Financial Corp.	980,800	23,637
Comerica, Inc.	600,000	33,636
Fairfax Financial Holdings Ltd.	292,850	51,241
Freddie Mac	650,000	37,908
J.P. Morgan Chase & Co.	4,306,800	158,189
Loews Corp.	2,357,700	116,588
The PMI Group, Inc.	730,000	27,178
UnumProvident Corp.	3,855,840	60,807

		935,291

Healthcare 2.0%
American Equity Investment Life Holding Co.	1,524,600	15,200
Tenet Healthcare Corp. (a)	5,175,000	83,059
The Phoenix Cos., Inc.	430,000	5,177

		103,436

Materials & Processing 14.3%
Abitibi-Consolidated, Inc.	1,230,000	9,870
Allied Waste Industries, Inc. (a)	1,080,900	15,003
Bowater, Inc.	3,393,000	157,130
Crompton Corp.	5,431,385	38,943
Eastman Chemical Co.	2,330,000	92,105
FMC Corp. (a)	1,545,000	52,731
Georgia-Pacific Corp.	1,005,800	30,848
IMC Global, Inc.	10,087,700	$100,171
Imperial Chemical Industries PLC (a)	6,350,000	22,621
Imperial Chemical Industries PLC SP - ADR	1,030,000	14,750
International Steel Group, Inc. (a)	100,000	3,895
Lyondell Chemical Co.	3,920,200	66,447
Millennium Chemicals, Inc. (a)	1,091,700	13,843
Nova Chemicals Corp.	117,000	3,153
Olin Corp.	1,180,000	23,671
Smurfit-Stone Container Corp. (a)	280,000	5,200
Solutia, Inc. (a)	4,397,000	1,605
Tembec, Inc. (a)	5,368,900	39,179
Timken Co.	2,732,700	54,818

		745,983

Technology 17.4%
Agilent Technologies, Inc. (a)	1,508,400	44,106
Arrow Electronics, Inc. (a)	955,000	22,099
Avnet, Inc. (a)	1,396,900	30,257
Honeywell International, Inc.	50,000	1,672
Kulicke & Soffa Industries, Inc. (a)	796,900	11,459
Micron Technology, Inc. (a)	19,101,972	257,304
NPTest Holding Corp. (a)	650,000	7,176
Reliant Resources, Inc. (a)	16,043,700	118,082
Sanmina-SCI Corp. (a)	12,180,386	153,595
Solectron Corp. (a)	8,255,000	48,787
Teradyne, Inc. (a)	8,440,400	214,808

		909,345

Transportation 5.5%
AMR Corp. (a)	1,513,600	19,601
CSX Corp.	4,456,400	160,163
Overnite Corp. (a)	184,500	4,197
Swift Transportation Co., Inc. (a)	4,969,800	104,465

		288,426

Utilities 4.3%
Allegheny Energy, Inc. (a)	4,605,500	58,766
PG&E Corp. (a)	6,023,400	167,270

		226,036

Total Common Stocks (Cost $3,269,097)		4,475,301

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	12,740

Total Convertible Preferred Stock (Cost $7,000)		12,740

EXCHANGE-TRADED FUNDS 2.9%
Index Funds 2.9%
iShares Russell 1000 Value Index Fund SP	1,000,000	58,370
SPDR Trust	850,000	94,588

Total Exchange-Traded Funds (Cost $146,780)		152,958

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.4%
Healthcare 0.1%
HealthSouth Corp.
3.250% due 04/01/2049 (b)	$7,000	6,720

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	12,373

Total Convertible Bonds & Notes (Cost $16,320)		19,093

	Shares	Value (000s)

SHORT-TERM INSTRUMENTS 19.3%
Money Market Fund 8.4%
State Street Navigator Securities Lending Prime Portfolio (c)	440,280,006	$440,280

	Principal Amount (000s)

Repurchase Agreement 10.9%
State Street Bank
0.800% due 01/02/2004	$567,602	567,602

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/23/2004 valued at $306,036, 2.000% due 01/14/2005 valued at $17,955 and Freddie Mac 3.875% due 02/15/2005 valued at $255,040. Repurchase proceeds are $567,625.)

Total Short-Term Instruments (Cost $1,007,882)		1,007,882

Total Investments 108.7% (Cost $4,447,079)		$5,667,974
Other Assets and Liabilities (Net) (8.7%)		(453,199)

Net Assets 100.0%		$5,214,775

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $425,987 as of December 31, 2003.

50    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Target Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Capital Goods 4.9%
Brunswick Corp.	300,000	$9,549
Fisher Scientific International, Inc. (a)	200,000	8,274
ITT Industries, Inc.	125,000	9,276
Jacobs Engineering Group, Inc. (a)	175,000	8,402
Zebra Technologies Corp. ‘A’ (a)	187,500	12,444

		47,945

Communications 1.1%
Cumulus Media, Inc. ‘A’ (a)	500,000	11,000

Consumer Discretionary 11.5%
Best Buy Co., Inc.	160,000	8,358
Coach, Inc. (a)	270,000	10,192
Harman International Industries, Inc.	160,000	11,837
Linens ‘n Things, Inc. (a)	450,000	13,536
Marvel Enterprises, Inc. (a)	350,000	10,188
Maytag Corp.	325,000	9,051
MGM Mirage (a)	200,000	7,522
Michaels Stores, Inc.	280,000	12,376
PETsMART, Inc.	350,000	8,330
Polaris Industries, Inc.	110,000	9,744
Tempur-Pedic International, Inc. (a)	700,000	10,850

		111,984

Consumer Services 5.6%
Alliance Gaming Corp. (a)	250,000	6,162
Clear Channel Communications, Inc.	245,000	11,473
Corporate Executive Board Co. (a)	150,000	7,000
E.W. Scripps Co. ‘A’	100,000	9,414
Royal Caribbean Cruises Ltd.	325,000	11,307
XM Satellite Radio Holdings, Inc. ‘A’ (a)	350,000	9,226

		54,582

Consumer Staples 1.6%
CDW Corp.	160,000	9,242
Whole Foods Market, Inc. (a)	100,000	6,713

		15,955

Energy 4.0%
Apache Corp.	135,000	10,948
BJ Services Co. (a)	200,000	7,180
ENSCO International, Inc.	325,000	8,830
Nabors Industries Ltd. (a)	170,000	7,055
Noble Energy, Inc.	100,000	4,443

		38,456

Financial & Business Services 16.1%
Accenture Ltd. ‘A’ (a)	400,000	10,528
Affiliated Managers Group, Inc. (a)	135,000	9,395
Ambac Financial Group, Inc.	125,000	8,674
Capital One Financial Corp.	105,000	6,435
CapitalSource, Inc. (a)	325,000	7,046
Chicago Mercantile Exchange Holdings, Inc.	75,000	5,427
CIT Group, Inc.	350,000	12,582
Doral Financial Corp.	270,000	8,716
Eaton Vance Corp.	270,000	9,893
Everest Reinsurance Group Ltd.	100,000	8,460
Fidelity National Financial, Inc.	300,000	11,634
Investors Financial Services Corp.	325,000	12,483
iStar Financial, Inc.	185,000	7,196
Lamar Advertising Co. ‘A’ (a)	275,000	10,263
Legg Mason, Inc.	125,000	9,647
Radian Group, Inc.	250,000	12,188
SEI Investments Co. (a)	200,000	6,094

		156,661

Healthcare 18.5%
Andrx Group Corp. (a)	450,000	10,818
Biogen Idec, Inc. (a)	225,000	8,276
CTI Molecular Imaging, Inc. (a)	600,000	10,146
Gen-Probe, Inc. (a)	200,000	7,294
Gilead Sciences, Inc. (a)	150,000	8,721
Inamed Corp. (a)	262,500	12,616
Medicis Pharmaceutical Corp. ‘A’	151,000	$10,766
Omnicare, Inc.	300,000	12,117
PacifiCare Health Systems, Inc. (a)	125,000	8,450
Pharmaceutical Resources, Inc. (a)	100,000	6,515
Select Medical Corp.	400,000	6,512
St. Jude Medical, Inc. (a)	175,000	10,736
Teva Pharmaceutical Industries Ltd. SP - ADR	200,000	11,342
Varian Medical Systems, Inc. (a)	375,000	25,913
Waters Corp. (a)	300,000	9,948
Watson Pharmaceuticals, Inc. (a)	200,000	9,200
Zimmer Holdings, Inc. (a)	150,000	10,560

		179,930

Materials & Processing 0.4%
Millennium Chemicals, Inc. (a)	300,000	3,804

Technology 32.7%
Altera Corp. (a)	375,000	8,513
Autodesk, Inc.	500,000	12,290
Avaya, Inc. (a)	550,000	7,117
BEA Systems, Inc. (a)	675,000	8,303
Borland Software Corp. (a)	700,000	6,811
Brocade Communications Systems, Inc. (a)	1,100,000	6,358
Business Objects S.A. SP - ADR (a)	250,000	8,668
Cognos, Inc. (a)	200,000	6,124
Cree, Inc. (a)	350,000	6,192
Cymer, Inc. (a)	185,000	8,545
DST Systems, Inc. (a)	225,000	9,396
Extreme Networks, Inc. (a)	1,500,000	10,815
Flextronics International Ltd. (a)	725,000	10,759
Garmin Ltd.	200,000	10,896
Gentex Corp.	235,000	10,378
Integrated Circuit Systems, Inc. (a)	325,000	9,259
InterActive Corp. (a)	285,000	9,670
Intuit, Inc. (a)	165,000	8,730
Jabil Circuit, Inc. (a)	225,000	6,368
Juniper Networks, Inc. (a)	575,000	10,741
KLA-Tencor Corp. (a)	165,000	9,681
Lam Research Corp. (a)	375,000	12,113
LSI Logic Corp. (a)	800,000	7,096
Mercury Interactive Corp. (a)	300,000	14,592
Monster Worldwide, Inc. (a)	300,000	6,588
National Semiconductor Corp. (a)	200,000	7,882
Netscreen Technologies, Inc. (a)	500,000	12,375
Nortel Networks Corp. (a)	2,000,000	8,460
Novellus Systems, Inc. (a)	220,000	9,251
PMC-Sierra, Inc. (a)	375,000	7,556
Siebel Systems, Inc. (a)	675,000	9,362
Sohu.com, Inc. (a)	250,000	7,503
UTStarcom, Inc. (a)	500,000	18,535
VERITAS Software Corp. (a)	300,000	11,148

		318,075

Transportation 2.1%
Expeditors International Washington, Inc.	165,000	6,214
Sirva, Inc. (a)	400,000	7,816
Swift Transportation Co., Inc. (a)	300,000	6,306

		20,336

Total Common Stocks (Cost $755,386)		958,728

SHORT-TERM INSTRUMENTS 21.3%
Money Market Fund 20.5%
State Street Navigator Securities Lending Prime Portfolio (b)	199,849,205	$199,849

	Principal Amount (000s)

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004	$8,150	8,150
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 4.125% due 01/14/2005 valued at $8,314. Repurchase proceeds are $8,150.)

Total Short-Term Instruments (Cost $207,999)		207,999

Total Investments 119.8% (Cost $963,385)		$1,166,727
Other Assets and Liabilities (Net) (19.8%)		(193,122)

Net Assets 100.0%		$973,605

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $194,752, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    51

Schedule of Investments

PEA Value Fund

December 31, 2003 (Unaudited)

	Shares		Value (000s)

COMMON STOCKS 81.3%
Aerospace 3.2%
Boeing Co.		1,186,800	$50,012
Raytheon Co.		10,000	300

			50,312

Capital Goods 5.8%
General Electric Co.		430,000	13,321
Navistar International Corp. (a)		265,800	12,729
Tyco International Ltd.		2,442,100	64,716

			90,766

Communications 5.4%
AT&T Wireless Services, Inc. (a)		10,750,000	85,892

Consumer Discretionary 3.0%
J.C. Penney Co., Inc.		1,809,100	47,543

Consumer Services 4.9%
Liberty Media Corp. ‘A’ (a)		6,141,899	73,027
Time Warner, Inc. (a)		270,000	4,857

			77,884

Consumer Staples 8.1%
Altria Group, Inc.		1,275,000	69,385
Safeway, Inc. (a)		2,257,600	49,464
Sara Lee Corp.		430,000	9,335

			128,184

Energy 4.3%
ConocoPhillips		240,000	15,737
Nabors Industries Ltd. (a)		708,800	29,415
Royal Dutch Petroleum Co.		440,000	23,052

			68,204

Financial & Business Services 14.2%
American International Group, Inc.		40,000	2,651
Citigroup, Inc.		1,000,000	48,540
FleetBoston Financial Corp.		535,000	23,353
Freddie Mac		540,000	31,493
Hartford Financial Services Group, Inc.		50,000	2,952
J.P. Morgan Chase & Co.		1,363,200	50,070
Key Corp.		1,250,000	36,650
Merrill Lynch & Co.		10,000	587
Morgan Stanley Dean Witter & Co.		130,000	7,523
Prudential Financial, Inc.		230,000	9,607
Travelers Property Casualty Corp. ‘A’		598,900	10,050

			223,476

Healthcare 7.9%
Baxter International, Inc.		1,051,000	32,077
Bristol-Myers Squibb Co.		50,000	1,430
HCA, Inc.		570,000	24,487
Merck & Co., Inc.		300,000	13,860
Schering-Plough Corp.		3,037,300	52,819

			124,673

Materials & Processing 7.2%
Alcan, Inc.		156,420	7,344
Dow Chemical Co.		1,495,000	62,147
E.I. du Pont de Nemours & Co.		80,000	3,671
International Paper Co.		520,000	22,417
Waste Management, Inc.		600,000	17,760

			113,339

Technology 17.3%
Agilent Technologies, Inc. (a)		2,395,500	70,044
Hewlett-Packard Co.		1,607,249	36,919
Honeywell International, Inc.		1,260,000	42,122
Micron Technology, Inc. (a)		5,551,677	74,781
Teradyne, Inc. (a)		1,911,200	48,640

			272,506

Total Common Stocks (Cost $1,033,547)			1,282,779

EXCHANGE-TRADED FUNDS 6.0%
Index Funds 6.0%
iShares Russell 1000 Value IndexFund SP		800,000	$46,696
SPDR Trust		427,000	47,517

Total Exchange-Traded Funds (Cost $83,405)			94,213

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.2%
Banking & Finance 0.6%
SMFG Finance Ltd.
2.250% due 07/11/2005 (b)	JY	588,000	10,273

Industrials 0.6%
Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,664
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,844
3.125% due 01/15/2023		1,500	2,059

			9,567

Total Convertible Bonds & Notes (Cost $12,224)			19,840

	Shares

SHORT-TERM INSTRUMENTS 16.7%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (c)		79,917,719	79,918

	Principal Amount (000s)

Repurchase Agreement 11.6%
State Street Bank
0.800% due 01/02/2004		$183,223	183,223

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/30/2004 valued at $25,504, 1.250% due 08/27/2004 valued at $25,503, 1.720% due 03/24/2005 valued at $25,503, 2.125% due 10/14/2005 valued at $25,504 and 3.000% due 06/15/2004 valued at $25,504. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $25,504 and 2.625% due 05/15/2007 valued at $25,502. Collateralized by Freddie Mac 2.250% due 10/27/2005 valued at $8,389. Repurchase proceeds are $183,230.)

Total Short-Term Instruments (Cost $263,141)			263,141

Total Investments 105.2% (Cost $1,392,317)			$1,659,973
Other Assets and Liabilities (Net) (5.2%)			(81,411)

Net Assets 100.0%			$1,578,562

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Principal amount denoted in indicated currency:

JY – Japanese Yen

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $77,805, as of December 31, 2003.

52    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PPA Tax-Efficient Structured Emerging Markets Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.0%
Argentina 2.1%
BBVA Banco Frances S.A. (a)	67,312	$195
Grupo Financiero Galicia ‘B’ (a)	263,448	181
IRSA Inversiones y Representaciones S.A. (a)	119,544	118
Ledesma S.A.A.I. (a)	259,501	183
Molinos Rio de la Plata S.A. (a)	92,923	166
Perez Co. S.A. ‘B’ (a)	134,218	153
Quilmes Industrial S.A. SP - ADR (a)	14,706	240
Renault Argentina S.A. (a)	341,107	176
Siderar SAIC ‘A’	75,100	397
Telecom Argentina S.A. ‘B’ (a)	229,824	387
Tenaris S.A. (a)	287,701	961
Transportadora de Gas del Sur S.A. (a)	252,923	229

		3,386

Baltic Nations 1.1%
AS Eesti Telekom SP - GDR ‘S’ (a)	42,400	1,061
Societe Generale Baltic Republic Fund (a)	12,723	613

		1,674

Botswana 0.9%
Sechaba Breweries Ltd.	284,600	648
Sefalana Holding Co., Ltd.	99,100	182
Standard Chart Bank Botswana	488,210	683

		1,513

Brazil 5.3%
Banco Bradesco S.A. (a)	114,402,090	603
Banco Itau Holding Financeira S.A.	8,120,000	808
Bradespar S.A. (a)	10,088,945	4
Brasil Telecom Participacoes S.A.	35,900,000	269
Companhia Brasileira de Distribucao
Grupe Pao de Acucar (a)	7,178,255	175
Companhia de Bebidas das Americas	1,140,000	251
Companhia Vale de Rio Doce	22,300	1,310
Companhia Vale do Rio Doce ‘A’	22,900	1,168
Empresa Brasileira de Aeronautica S.A.	27,000	181
Petroleo Brasileiro S.A.	39,200	1,143
Petroleo Brasileiro S.A. SP - ADR	46,850	1,249
Souza Cruz S.A.	18,700	196
Tele Centro Oeste Celular Participacoes S.A. SP - ADR (a)	1,560	15
Tele Norte Leste Participacoes S.A. SP - ADR	27,694	427
Telecomunicacoes Brasileiras S.A. SP - ADR	4,680	158
Telecomunicacoes de Sao Paulo S.A.	1,086,432	17
Telesp Celular Participacoes S.A. (a)	104,280,003	274
Uniao de Bancos Brasileiros S.A. (a)	4,972,367	246

		8,494

Bulgaria 0.2%
Framlington Bulgaria Fund (b)	78,180	235

Chile 3.3%
Banco de Chile SP - ADR (a)	4,800	134
Banco Santander Chile S.A. SP - ADR (a)	47,622	1,132
Compania Cervecerias Unidas S.A. SP - ADR	10,300	221
Compania de Telecomunicaciones de Chile S.A. SP - ADR	38,841	581
Cristalerias de Chile SP - ADR	8,800	254
Distribucion y Servicios D&S S.A. SP - ADR	18,800	388
Embotelladora Andina S.A. SP - ADR ‘A’	6,700	$70
Embotelladora Andina S.A. SP - ADR ‘B’	19,100	209
Empresa Nacional de Electricidad S.A. SP - ADR (a)	41,359	484
Enersis S.A. SP - ADR	38,178	281
Genesis Chile Fund Ltd.	3,400	194
MASISA S.A. SP - ADR (a)	32,100	400
Quinenco S.A. SP - ADR	18,500	165
Sociedad Quimica y Minera de Chile S.A. SP - ADR ‘A’ (a)	1,995	87
Sociedad Quimica y Minera de Chile S.A. SP - ADR ‘B’ (a)	8,300	345
Vina Concha y Toro S.A. SP - ADR	6,200	262

		5,207

China 7.5%
China Merchants Holdings International Co., Ltd.	664,000	872
China Merchants Shekou Holdings Co., Ltd. (a)	327,030	324
China Mobile (Hong Kong) Ltd.	424,400	1,301
China Petroleum & Chemical Corp. ‘H’	5,774,000	2,584
China Resources Enterprise Ltd.	40,000	45
Dazhong Transportation Co., Ltd. ‘B’ (a)	142,788	102
Guangdong Electric Power Development Co., Ltd. ‘B’	427,800	370
Legend Holdings Ltd.	1,054,000	451
Maanshan Iron & Steel Co., Ltd. ‘H’ (a)	2,729,000	905
PetroChina Co., Ltd. ‘H’	1,672,300	959
Shanghai Diesel Engine Co., Ltd. ‘B’ (a)	534,000	325
Shanghai Industrial Holdings Ltd.	84,000	191
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. (a)	176,890	95
Shanghai Lujiazhui Finance & Trade Zone Development Co., Ltd. ‘B’	612,000	431
Shanghai New Asia Group Co., Ltd. ‘B’	574,800	255
Sinopec Shanghai Petrochemical Co., Ltd. (a)	1,628,000	723
Sinopec Yizheng Chemical Fibre Co., Ltd. ‘H’ (a)	3,201,000	808
Travelsky Technology Ltd. ‘H’	301,000	322
Tsingtao Brewery Co., Ltd. ‘H’ (a)	846,000	992

		12,055

Colombia 0.3%
Bancolombia S.A. SP - ADR	86,100	460

Croatia 0.7%
Pliva d.d. SP - GDR ‘S’	67,340	1,089

Czech Republic 1.8%
Ceske Energeticke Zavody A.S.	112,970	644
Cesky Telekom A.S. SP - GDR (a)	54,303	616
Komercni Banka A.S. SP - GDR	27,154	852
Philip Morris CR A.S. (a)	860	529
Unipetrol A.S. (a)	116,900	299

		2,940

Egypt 1.8%
Commercial International Bank (a)	115,520	412
Eastern Co. for Tobacco & Cigarettes	20,000	250
Egyptian Co. for Mobile Services	40,906	501
Egyptian Electrical Cable Co. (a)	55,282	37
Egyptian International Pharmaceutical
Industries Co. (a)	85,020	122
Egyptian Media Production (a)	124,472	274
Misr International Bank (a)	20,570	91
Olympic Group Financial Investment Co. (a)	33,140	$78
Orascom Construction Industries (a)	40,965	484
Orascom Telecommunications Ltd. (a)	29,200	383
Oriental Weavers Co.	23,880	225
Paints & Chemical Industries Co. S.A.E	3,008	14

		2,871

Ghana 1.3%
Aluworks Ghana Ltd. (a)	210,900	95
Ashanti Goldfields Co., Ltd. SP - GDR (a)	71,100	927
Mobil Oil Ghana Ltd. (a)	18,805	74
SSB Bank Ltd. (a)	185,000	439
Standard Chartered Bank Ghana Ltd.	10,200	70
Unilever Ghana Ltd. (a)	249,000	395

		2,000

Hong Kong 0.3%
CNOOC Ltd.	266,500	523

Hungary 3.2%
Danubius Hotel & Spa Rt. (a)	8,190	134
Demasz Rt.	2,700	156
Fotex Rt. (a)	143,034	84
Gedeon Richter Rt.	11,452	1,356
Magyar Tavkozlesi Rt. SP - ADR (a)	37,300	698
MOL Magyar Olaj-es Gazipari Rt. (a)	32,405	987
NABI Bus Industries Rt. (a)	19,894	113
OTP Bank Rt. (a)	111,320	1,436
RABA Rt. (a)	32,410	139

		5,103

India 3.5%
Bajaj Auto Ltd. SP - GDR	3,402	83
BSES Ltd. SP - GDR (a)	5,900	201
CESC Ltd. SP - GDR (a)	5,000	14
Grasim Industries Ltd. SP - GDR	1,500	33
HDFC Bank Ltd. SP - ADR (a)	5,700	174
Hindalco Industries Ltd. SP - GDR	11,041	341
ICICI Bank Ltd. SP - ADR	5,500	95
India Fund, Inc.	95,800	2,414
Indo Gulf Ferilizers Ltd. (a)(b)	17,620	1
ITC Ltd. SP - GDR	900	19
Mahanagar Telephone Nigam Ltd. SP - ADR	28,700	176
Morgan Stanley India Investment Fund	23,786	632
Ranbaxy Laboratories Ltd. SP - GDR	2,900	74
Reliance Industries Ltd. SP - GDR	15,808	490
State Bank of India SP - GDR	11,800	394
Tata Engineering and Locomotive Co., Ltd. SP - GDR	11,700	116
UTI India IT Fund	22,300	414

		5,671

Indonesia 3.8%
PT Aneka Tambang Tbk.	1,717,500	393
PT Astra International Tbk.	1,268,000	753
PT Bank Central Asia Tbk.	1,539,000	608
PT Bank Pan Indonesia Tbk.	1,807,500	61
PT Gudang Garam Tbk.	331,000	534
PT Hanjaya Mandala Sampoerna Tbk.	1,719,500	914
PT Indah Kiat Pulp & Paper Corp. Tbk. (a)	1,265,500	86
PT Indofood Sukses Makmur Tbk.	2,521,500	240
PT Indonesian Satellite Corp. Tbk. (Indosat)	264,500	471
PT Semen Gresik (Persero) Tbk.	265,500	247
PT Telekomunikasi Indonesia Tbk. (a)	1,716,080	1,375
PT Unilever Indonesia Tbk.	852,700	367

		6,049

Israel 1.7%
Bank Hapoalim Ltd.	94,366	232

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    53

Schedule of Investments (Cont.)

PPA Tax-Efficient Structured Emerging Markets Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

Bank Leumi Le-Israel (a)	117,024	$222
Bezek Israeli Telecommunication Corp., Ltd. (a)	224,902	258
Check Point Software Technologies Ltd. (a)	23,541	396
Discount Investment Corp.	543	13
Israel Chemicals Ltd.	116,462	165
Koor Industries Ltd. (a)	3,023	118
NICE Systems Ltd. (a)	793	20
Orbotech Ltd.	1,879	45
Partner Communications Co. (a)	11,760	92
Teva Pharmaceutical Industries Ltd.	20,396	1,161

		2,722

Italy 0.1%
IDB Development Corp., Ltd.	984	23
IDB Holding Corp., Ltd.	7,103	139

		162

Kenya 1.2%
Athi River Mining Ltd. (a)	561,200	157
Bamburi Cement Ltd.	53,500	89
Barclays Bank of Kenya Ltd.	88,132	325
East African Breweries Ltd.	57,500	334
Firestone East Africa Ltd.	662,400	104
Kenya Airways Ltd.	1,924,100	219
Kenya Commercial Bank Ltd. (a)	82,940	59
Kenya Power & Lighting Co., Ltd.	112,650	83
Nation Media Group Ltd.	67,255	169
NIC Bank Ltd.	147,120	88
Sasini Tea & Coffee Ltd. (a)	95,220	25
Standard Chartered Bank Kenya Ltd.	62,200	156
Uchumi Supermarket Ltd. (a)	288,600	106

		1,914

Malaysia 3.2%
Aokam Perdana Bhd. (a)(b)	65,899	1
British American Tobacco Malaysia Bhd.	20,700	237
Commerce Asset-Holding Bhd. (a)	125,900	136
DRB-Hicom Bhd.	174,200	98
Gamuda Bhd. (a)	119,000	199
Genting Bhd.	90,100	394
Hong Leong Credit Bhd.	39,500	52
Hong Leong Properties Bhd.	11,850	2
IOI Corp. Bhd.	153,000	310
Kuala Lumpur Kepong Bhd.	44,900	79
Leader Universal Holdings Bhd. (a)	659,000	110
Magnum Corp., Bhd.	186,380	136
Malakoff Bhd. (a)	151,600	215
Malayan Banking Bhd.	183,355	466
Malaysia International Shipping Corp., Bhd.	56,000	169
Maxis Communications Bhd.	135,300	269
Nestle Bhd.	6,000	34
Palmco Holdings Bhd.	6,375	14
Perusahaan Otomobil Nasional Bhd.	87,300	194
Petronas Gas Bhd.	71,000	141
Public Bank Bhd. (a)	634,375	472
Resorts World Bhd.	74,000	197
Sime Darby Bhd.	286,700	392
Tanjong Bhd.	35,000	99
Telekom Malaysia Bhd. (a)	118,700	262
Tenaga Nasional Bhd.	98,560	248
YTL Corp., Bhd.	145,860	166
YTL e-Solutions Bhd. (a)	51,700	19

		5,111

Mauritius 0.9%
Air Mauritius Ltd. (a)	83,400	66
Ireland Blyth Ltd.	64,209	48
Mauritius Commercial Bank	248,595	294
Mon Tresor & Mon Desert Ltd. (a)	23,449	47
New Mauritius Hotels Ltd. (a)	65,400	107
Rogers & Co., Ltd.	48,555	182
Shell Mauritius Ltd.	22,000	$55
State Bank of Mauritius Ltd.	641,899	473
Sun Resorts Ltd. ‘A’ (a)	45,730	75
The United Basalt Products Ltd.	85,125	142

		1,489

Mexico 7.0%
Alfa S.A. ‘A’ (a)	290,572	871
America Movil S.A. de C.V. (a)	849,340	1,169
America Telecom S.A. de C.V. (a)	95,649	124
Carso Global Telecom ‘A1’ (a)	160,800	225
Cemex S.A. de C.V. ‘CPO’ (a)	397,106	2,074
Coca-Cola Femsa, S.A. de C.V. (a)	19,000	41
Fomento Economico Mexicano, S.A. de C.V. (a)	97,800	361
Grupo Bimbo S.A. de C.V. ‘A’ (a)	141,527	266
Grupo Carso S.A. de C.V. ‘A1’	191,000	671
Grupo Financiero BBVA Bancomer, S.A. de C.V. ‘B’ (a)	1,482,010	1,266
Grupo Financiero Inbursa, S.A. de C.V. (a)	383,694	416
Grupo Televisa S.A. ‘CPO’ (a)	172,000	343
Kimberly-Clark de Mexico S.A. de C.V. ‘A’	121,570	312
Nuevo Grupo Mexico S.A. ‘B’	40,000	103
Telefonos de Mexico S.A. de C.V. ‘L’	1,182,010	1,956
U.S. Commercial Corp. S.A. de C.V. (a)	128,000	53
Wal-Mart de Mexico S.A. de C.V. (a)	111,100	297
Wal-Mart de Mexico S.A. de C.V. ‘V’ (a)	253,716	723

		11,271

Morocco 1.7%
Banque Commercial du Maroc (a)	3,980	415
Banque Marocaine du Commerce Exterieur	6,620	301
Cie de Transport au Maroc S.A.	1,560	51
Ciments du Maroc	1,365	171
HOLCIM (a)	2,082	238
Lesieur Cristal	754	105
Omnium Nord Africain S.A.	8,174	786
Samir (a)	6,247	228
Societe des Brasseries du Maroc (a)	1,640	212
Wafabank (a)	2,319	201

		2,708

Peru 2.0%
Banco Wiese Sudameris (a)	4	0
Banco Wiese Sudameris SP - ADR (a)	7	0
Cementos Lima S.A.	4,981	93
Compania de Minas Buenaventura S.A.u.	41,440	1,172
Compania de Minas Buenaventura S.A.u. SP - ADR	36,649	1,036
Credicorp Ltd. (New York) (a)	52,600	702
Union de Cerveceria Backus y Johnston S.A.A.I.	465,255	134

		3,137

Philippines 3.3%
Ayala Corp.	1,744,000	163
Ayala Land, Inc.	1,446,629	159
Bank of the Philippine Islands	368,100	308
Filinvest Land, Inc. (a)	10,307,550	189
First Philippine Holdings Corp.	34,224	12
Manila Electric Co. ‘B’ (a)	443,850	194
Metropolitan Bank & Trust	777,125	385
Petron Corp. (a)	11,361,623	463
Philippine Long Distance Telephone Co. (a)	114,860	2,007
Republic Cement Corp. (a)	569,047	5
San Miguel Corp. ‘B’	964,000	$1,111
SM Prime Holdings, Inc. (a)	2,749,000	322

		5,318

Poland 3.5%
Agora S.A. (a)	21,510	294
Bank Millenium S.A. (a)	196,243	134
Bank Polska Kasa Opieki S.A. (a)	36,600	1,056
Bank Przemyslowo-Handlowy PBK S.A. (a)	3,226	306
Bank Zachodni WBK S.A. (a)	7,350	149
ComputerLand S.A. (a)	10,172	247
KGHM Polska Miedz S.A. (a)	36,290	254
KGHM Polska Miedz S.A. SP - GDR (a)	11,300	158
Orbis S.A.	60,680	449
Polski Koncern Naftowy Orlen S.A.	122,225	816
Prokom Software S.A. (a)	13,781	641
Telekomunikacja Polska S.A. SP - ADR	76,100	308
Telekomunikacja Polska S.A. SP - GDR (a)	205,400	831

		5,643

Romania 0.3%
Society Generale Romania Fund (a)	6,450	239
The Romanian Investment Fund (a)	615	228

		467

Russia 3.4%
Central Telecommunications Co. (a)	500,000	124
Gazprom (a)	1,332,300	1,755
Irkutskenergo SP - ADR	11,500	67
Magadanenergo (a)	1,000,000	41
Mosenergo SP - ADR (a)	12,900	87
OAO LUKOIL SP - ADR (a)	10,150	945
RAO Unified Energy System (UES) SP - GDR (a)	21,300	594
Rostelecom SP - ADR (a)	1,666	21
Samsona	86,191	22
Surgutneftefaz SP - ADR - Preferred (a)	9,100	352
Surgutneftegaz SP - ADR (a)	13,700	403
TzUM Trading House SP - ADR (a)	3,800	24
United Heavy Machinery SP - ADR	37,600	329
United Heavy Machinery Uralmash-Izhora Group (a)	5,800	51
Vimpel-Communications SP - ADR (a)	6,500	478
Wimm-Bill-Dann Foods OJSC SP - ADR (a)	4,000	68

		5,361

Saudia Arabia 1.0%
Saudi Arabia Investment Fund Ltd.	65,800	1,579

South Africa 7.5%
ABSA Group Ltd. (a)	33,490	211
Alexander Forbes Ltd.	132,100	233
Anglo American Platinum Corp., Ltd.	4,310	188
Anglo American PLC	45,204	968
AngloGold Ltd.	12,562	591
Barloworld Ltd. (a)	40,000	420
BidBEE Ltd. (a)	5,662	30
Bidvest Group Ltd.	32,037	240
Bidvest Group Ltd. - Call Warrant Exp. 12/08/2006	2,264	1
Comparex Holdings Ltd. (a)	57,700	83
DataTec Ltd. (a)	20,300	42
FirstRand Ltd.	357,560	478
Foschini Ltd.	27,423	81
Gold Fields Ltd.	40,180	575
Impala Platinum Holdings Ltd.	8,261	718
JD Group Ltd.	14,214	89
Johnnic Holdings Ltd. (a)	200	0

54    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments (Cont.)

PPA Tax-Efficient Structured Emerging Markets Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

M-Cell Ltd. (a)	254,680	$1,086
Metro Cash & Carry Ltd.	773,240	284
Naspers Ltd.	31,868	198
Nedcor Ltd.	22,183	206
Pick’n Pay Stores Ltd.	104,260	277
Remgro Ltd.	82,705	875
Sanlam Ltd. (a)	304,100	401
Sappi Ltd. (a)	23,820	325
Sasol Ltd.	91,536	1,303
Shoprite Holdings Ltd.	126,153	177
Standard Bank Group Ltd.	156,960	921
Steinhoff International Holdings Ltd.	700	1
Tiger Brands Ltd.	64,600	765
Tradehold Ltd. (a)	52,993	30
Woolsworths Holdings Ltd.	111,296	121

		11,918

South Korea 7.0%
Daewoo Securities Co., Ltd. (a)	16,498	59
Hana Bank (a)	18,580	343
Hite Brewery Co., Ltd. (a)	1,950	143
Hynix Semiconductor, Inc.	24,070	113
Hyundai Motor Co., Ltd. (a)	17,770	753
Kangwon Land, Inc.	36,658	437
Kookmin Bank SP - ADR	18,084	684
Korea Electric Power Corp.	17,130	308
Korea Fund, Inc.	26,900	494
Korean Air Co., Ltd. (a)	8,086	126
KT Corp.	15,900	595
KT&G Corp.	27,980	486
LG Chem Ltd. SP - GDR	4,620	213
LG Corp. (a)	1,650	11
LG Electronics, Inc. (a)	9,019	444
LG Household & Health Care Ltd. SP - GDR	1,120	29
POSCO CO. (a)	8,290	1,134
Samsung Corp. (a)	25,930	215
Samsung Electronics Co., Ltd. (a)	6,488	2,456
Samsung Fire & Marine Insurance (a)	7,734	445
Samsung Securities Co., Ltd. (a)	7,680	164
Shinhan Financial Group Co., Ltd. (a)	22,630	362
Shinsegae Co., Ltd. (a)	1,300	316
SK Telecom Co., Ltd. (a)	1,480	247
SK Telecom Co., Ltd. SP - ADR	26,341	491
Trigem Computer, Inc. (a)	35,083	159

		11,227

Taiwan 5.7%
Acer, Inc. (a)	18,811	140
Asia Cement Corp. SP - GDR	9,450	50
AU Optronics Corp. SP - ADR	15,960	190
China Steel Corp. SP - GDR	17,536	292
Evergreen Marine Corp. SP - GDR	55,742	486
Fubon Financial Holding Co., Ltd.	28,900	277
Hon Hai Precision Industry Co., Ltd. SP - GDR	64,580	513
J.P. Morgan International Derivatives Ltd. - Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(c)	754,200	1,411
Macronix International Co., Ltd. SP - ADR (a)	19,113	42
Synnex Technology International Corp. SP - GDR	67,023	363
Systex Corp. SP - GDR (a)	3,138	5
Taiwan Fund, Inc.	172,735	2,056
Teco Electric & Machinery Co., Ltd. SP - GDR	42	0
The R.O.C. Taiwan Fund (a)	354,110	1,682
Uni-President Enterprises Co.	20,903	86
United Microelectronics Corp. SP - ADR (a)	187,841	930
Walsin Lihwa Corp. SP - GDR	100,203	308
Yageo Corp. SP - GDR (a)	19,820	$45
Yang Ming Marine Transport SP - GDR	24,900	247

		9,123

Thailand 4.2%
Advanced Info. Service Public Co., Ltd.	128,900	275
Bangkok Bank Public Co., Ltd. (a)	18,600	54
Bangkok Bank Public Co., Ltd. - Registered (a)	112,500	310
Bank of Ayudhya Public Co., Ltd. (a)	196,400	69
Bank of Ayudhya Public Co., Ltd. - Call Warrant Exp. 09/03/2008	78,560	12
BEC World Public Co., Ltd.	34,420	196
Delta Electronics Public Co., Ltd.	282,270	189
Electricity Generating Public Co., Ltd.	50,500	115
Hana Microelectronics Public Co., Ltd.	23,800	75
J.P. Morgan International Derivatives - Call Warrant (Infosys Technologies Ltd.) (a)(d)	590	73
Kasikanbank Public Co., Ltd. (a)	254,600	450
Land & House Public Co., Ltd. - Call Warrant Exp. 09/02/2008	2,072,000	523
National Finance Public Co. (a)	123,300	52
PTT Exploration & Production Public Co., Ltd. (a)	58,600	396
PTT Public Co., Ltd. (a)	120,300	562
Ratchaburi Electricity Generating Holding Public Co., Ltd.	100,200	124
Saha-Union Public Co., Ltd. (a)	98,700	64
Shin Corp. Public Co., Ltd.	130,156	128
Siam Cement Co.	82,000	526
Siam City Cement Public Co., Ltd.	24,100	139
Siam Commercial Bank Public Co. (a)	51,600	72
TelecomAsia Corp. Public Co., Ltd. (a)	67,168	12
Thai-Euro Fund Ltd.	127,800	2,141
Thailand International Fund SP - ADR	7	133

		6,690

Turkey 4.2%
Ak Enerji Elektrik Uretimi
Otoproduktor Gruba A.S. (a)	17,019,125	86
Akbank T.A.S. (a)	142,412,936	745
Aktas Elektrik Ticaret A.S. (a)(b)	280,000	19
Anadolu Efes Biracilik ve Malt Sanyii A.S.	41,576,042	524
Arcelik A.S. (a)	61,583,060	342
Eregli Demir Ve Celik Fabrikalari T.A.S. (a)	16,332,609	482
Haci Omer Sabanci Holding A.S. (a)	175,131,958	829
Koc Holding A.S. (a)	37,793,815	643
Migros Turk TAS (a)	16,985,628	243
Netas Northern Electric Telekomunikasyon A.S. (a)	1,764,000	50
Trakya Cam Sanayii A.S.	60,699,550	134
Tupras-Turkiye Petrol Rafinerileri A.S. (a)	61,046,830	508
Turk Hava Yollari Anonim Ortakligi (a)	16,448,526	91
Turkcell Iletisim Hizmetleri A.S. (a)	67,753,360	675
Turkcell Iletisim Hizmetleri A.S. ADR (a)	11,992	318
Turkiye Garanti Bankasi A.S.	110,970,457	324
Turkiye Is Bankasi ‘C’	80,891,201	328
Vestel Elektronik Sanayi ve Ticaret A.S. (a)	15,295,000	$64
Yapi ve Kredi Bankasi A.S. (a)	133,431,000	275

		6,680

Venezuela 0.6%
Compania Anonima Nacional Telefonos de Venezuela SP - ADR	65,152	994

Vietnam 1.0%
Vietnam Enterprise Investments Ltd. - C	500,000	563
Vietnam Enterprise Investments Ltd. - R	952,553	1,086

		1,649

Zimbabwe 0.4%
Ariston Holdings Ltd. (b)	533,025	186
Barclays Bank of Zimbabwe (a)(b)	524,252	11
Dawn Properties (a)(b)	123,277	2
Delta Corp., Ltd. (b)	807,488	122
Econet Wireless Holdings Ltd. (a)(b)	537,800	9
NMBZ Holdings Ltd. (b)	994,355	45
OK Zimbabwe (b)	1,059,353	11
Old Mutual PLC (b)	161,800	270
Pelhams Ltd. (a)(b)	86,835	2
Wankie Colliery Co., Ltd. (a)(b)	693,000	47
Zimbabwe Sun Ltd. (a)(b)	123,277	2

		707

Total Common Stocks (Cost $101,691)		155,140

PREFERRED STOCK 2.5%
Brazil 2.5%
Brasil Telecom S.A. (a)	58,649,635	309
Companhia de Bebidas das Americas (a)	5,462,655	1,399
Empresa Brasileira de Aeronautica S.A.	166,651	1,485
Itausa-Investimentos Itau S.A.	682,925	807

		4,000

Total Preferred Stock (Cost $2,289)		4,000

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.2%
Repurchase Agreement 0.2%
State Street Bank
0.800% due 01/02/2004	$412	412
(Dated 12/31/2003. Collateralized by Federal Farm Credits Bank 2.500% due 11/15/2005 valued at $420. Repurchase proceeds are $412.)

Total Short-Term Instruments (Cost $412)		412

Total Investments 99.7% (Cost $104,392)		$159,552
Other Assets and Liabilities (Net) 0.3%		440

Net Assets 100.0%		$159,992

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    55

Schedule of Investments (Cont.)

PPA Tax-Efficient Structured Emerging Markets Fund

December 31, 2003 (Unaudited)

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $963 which is 0.60% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at 0.0001 Taiwan Dollars until March 24, 2005.

(d) The warrants entitle the Fund to purchase 1 share of Infosys Technologies Ltd. for every warrant held at 0.0001 Indian Rupee until January 28, 2005.

56    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Large-Cap Value1, NFJ Dividend Value2 and PEA Growth & Income Funds, are declared and distributed to shareholders annually.

Dividends from net investment income, if any, of the Asset Allocation, NFJ Large-Cap Value, NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Basic Value Fund officially changed its name to the NFJ Large-Cap Value Fund.
[2]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

PIMCO Funds Semi-Annual Report  |  12.31.03    57

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $6,676; CCM Emerging Companies Fund - $956; CCM Focused Growth Fund - $19; CCM Mid-Cap Fund - $4,154; NFJ Large-Cap Value Fund - $197; NFJ Dividend Value Fund - $2,525; NFJ Small-Cap Value Fund - $34,262; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $8,646; PEA Innovation Fund - $296; PEA Renaissance Fund $73,040; PEA Target Fund - $17,863; PEA Value Fund - $72,926; and PPA Tax-Efficient Structured Emerging Markets Fund - $150,310.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld for the PEA Value Fund were $21,371.

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the PEA Growth Fund; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and PEA Renaissance Funds; 0.65% for the PEA Innovation and PEA Opportunity Funds; 1.25% for the CCM Emerging Companies Fund; and 0.45% for all other Funds.

58    PIMCO Funds Semi-Annual Report  |  12.31.03

Each of the Funds also has a sub-advisor, which under supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15% for the Asset Allocation Fund3; 0.50% for the PPA Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Large-Cap Value, NFJ Dividend Value and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NFJ Large-Cap Value, NFJ Dividend Value and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

[3]	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Fund Reimbursement Fee. Investors in Institutional Class shares of the PPA Tax-Efficient Structured Emerging Markets Fund are subject to a fee (“Fund Reimbursement Fee”), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. The Fund Reimbursement Fee is accounted for as an addition to paid in capital. Any shares of the Fund acquired through June 30, 1998 will not be subject to a Fund Reimbursement Fee upon the subsequent redemption (including any redemption in connection with an exchange).

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds (except the PPA Tax-Efficient Structured Emerging Markets Fund which was previously discussed) will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Fund’s Redemption Fee rates are as follows:

Fund	Rate

All Funds	1.00	%*

*	The Redemption Fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares

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Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $9,867,802 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors have agreed to waive a portion of the CCM Focused Growth Fund’s administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

CCM Focused Growth Fund	0.70%	0.95%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium

Balance at 06/30/2003	$1,090
Sales	287
Closing Buys	(459)
Expirations	(918)
Exercised	0

Balance at 12/31/2003	$0

60    PIMCO Funds Semi-Annual Report  |  12.31.03

5. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

Asset Allocation Fund	$63,843	$5,274
CCM Capital Appreciation Fund	546,150	506,240
CCM Emerging Companies Fund	277,992	286,786
CCM Focused Growth Fund	842	929
CCM Mid-Cap Fund	468,916	462,347
NFJ Dividend Value Fund	87,751	22,869
NFJ Large-Cap Value Fund	6,427	3,872
NFJ Small-Cap Value Fund	630,938	226,030
PEA Growth & Income Fund	30,265	23,930
PEA Growth Fund	300,925	406,913
PEA Innovation Fund	1,500,970	1,459,867
PEA Opportunity Fund	315,191	321,111
PEA Renaissance Fund	1,744,512	1,331,213
PEA Target Fund	417,296	447,630
PEA Value Fund	697,823	443,587
PPA Tax-Efficient Structured Emerging Markets Fund	13,859	11,492

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	67,578	67,578	621,454	689,032	(11,040)

7. Risk Factors of the Fund

Investing in the Underlying PIMCO Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds. Under certain circumstances, an Underlying PIMCO Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying PIMCO Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMCO Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMCO Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying PIMCO Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMCO Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying PIMCO Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying PIMCO Funds.

PIMCO Funds Semi-Annual Report  |  12.31.03    61

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	180	$1,783	124	$1,192

Administrative Class	42	418	73	641

Other Classes	6,876	66,665	3,591	31,233

Issued as reinvestment of distributions
Institutional Class	1	6	2	15

Administrative Class	8	83	42	378

Other Classes	32	321	119	1,068

Cost of shares redeemed
Institutional Class	(136)	(1,338)	0	0

Administrative Class	(1,531)	(15,964)	(317)	(2,695)

Other Classes	(990)	(9,652)	(1,708)	(14,614)

Net increase (decrease) resulting from Fund share transactions	4,482	$42,322	1,926	$17,218

	CCM Capital Appreciation Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,917	$29,372	4,938	$64,394

Administrative Class	1,979	29,528	5,148	67,303

Other Classes	3,372	48,638	9,940	126,399

Issued as reinvestment of distributions
Institutional Class	0	0	2	23

Administrative Class	0	0	1	9

Other Classes	0	0	0	2

Cost of shares redeemed
Institutional Class	(1,379)	(21,034)	(4,784)	(63,597)

Administrative Class	(841)	(12,687)	(3,135)	(40,473)

Other Classes	(2,425)	(35,352)	(6,719)	(84,649)

Net increase (decrease) resulting from Fund share transactions	2,623	$38,465	5,391	$69,411

	CCM Emerging Companies Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,319	$51,459	4,106	$70,812

Administrative Class	984	21,610	1,586	26,623

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	1,301	27,940	1,521	25,179

Administrative Class	92	1,910	233	3,765

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,152)	(25,641)	(1,366)	(24,434)

Administrative Class	(2,041)	(46,704)	(575)	(9,635)

Other Classes	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	1,503	$30,574	5,505	$92,310

	NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,460	$81,858	5,879	$119,787

Administrative Class	2,564	59,959	2,890	59,194

Other Classes	23,053	525,168	44,568	875,557

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	160	3,939	42	845

Administrative Class	86	2,079	26	526

Other Classes	1,057	25,385	366	7,209

Cost of shares redeemed
Institutional Class	(1,764)	(42,001)	(2,169)	(43,388)

Administrative Class	(1,232)	(28,759)	(1,558)	(31,059)

Other Classes	(8,341)	(194,148)	(17,927)	(349,347)

Net increase (decrease) resulting from Fund share transactions	19,043	$433,480	32,117	$639,324

	PEA Growth& Income Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	220	$1,563	544	$3,381

Administrative Class	5	32	115	716

Other Classes	3,119	21,208	6,904	42,397

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	10	71	16	98

Administrative Class	1	7	10	59

Other Classes	52	373	94	566

Cost of shares redeemed
Institutional Class	(138)	(950)	(325)	(2,024)

Administrative Class	(40)	(274)	(3,100)	(19,354)

Other Classes	(2,167)	(14,697)	(4,129)	(25,223)

Net increase (decrease) resulting from Fund share transactions	1,062	$7,333	129	$616

	PEA Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	231	$3,849	536	$7,720

Administrative Class	1	12	296	4,319

Other Classes	2,155	36,408	36,959	594,657

Issued in reorganization
Institutional Class	0	0	63	881

Administrative Class	0	0	3	49

Other Classes	0	0	1,148	15,961

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(69)	(1,100)	(889)	(13,101)

Administrative Class	(3)	(43)	(534)	(7,690)

Other Classes	(7,599)	(120,730)	(52,220)	(813,476)

Net increase (decrease) resulting from Fund share transactions	(5,284)	$(81,604)	(14,638)	$(210,680)

62    PIMCO Funds Semi-Annual Report  |  12.31.03

	CCM Focused Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	27	$164	16	$86

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(41)	(246)	(16)	(90)

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(14)	$(82)	(0)	$(4)

	CCM Mid-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,105	$21,248	3,564	$57,327

Administrative Class	1,172	22,105	2,083	33,203

Other Classes	2,507	45,905	5,590	86,567

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(2,434)	(46,805)	(17,981)	(293,683)

Administrative Class	(682)	(12,884)	(1,735)	(27,338)

Other Classes	(2,241)	(40,978)	(5,765)	(88,230)

Net increase (decrease) resulting from Fund share transactions	(573)	$(11,409)	(14,244)	$(232,154)

	NFJ Dividend Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	983	$11,543	806	$7,827

Administrative Class	18	204	38	373

Other Classes	6,720	74,538	4,122	40,528

Issued as reinvestment of distributions
Institutional Class	68	782	262	2,609

Administrative Class	2	22	8	84

Other Classes	105	1,210	117	1,158

Cost of shares redeemed
Institutional Class	(323)	(3,475)	(584)	(5,730)

Administrative Class	(20)	(219)	(48)	(487)

Other Classes	(530)	(5,871)	(882)	(8,512)

Net increase (decrease) resulting from Fund share transactions	7,023	$78,734	3,839	$37,850

	NFJ Large-Cap Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	37	$488	77	$890

Administrative Class	0	0	0	0

Other Classes	212	2,749	181	2,115

Issued as reinvestment of distributions
Institutional Class	2	30	6	68

Administrative Class	0	0	0	0

Other Classes	2	23	3	37

Cost of shares redeemed
Institutional Class	(14)	(178)	(37)	(411)

Administrative Class	0	0	0	0

Other Classes	(41)	(536)	(62)	(695)

Net increase (decrease) resulting from Fund share transactions	198	$2,576	168	$2,004

	PEA Innovation Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,792	$45,696	2,042	$24,554

Administrative Class	268	4,256	400	4,570

Other Classes	10,609	161,492	25,294	288,692

Issued in reorganization
Institutional Class	0	0	8	78

Administrative Class	0	0	0	0

Other Classes	0	0	7,711	67,500

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(565)	(9,144)	(1,322)	(15,466)

Administrative Class	(263)	(4,199)	(373)	(4,288)

Other Classes	(13,603)	(206,620)	(38,453)	(425,598)

Net increase (decrease) resulting from Fund share transactions	(762)	$(8,519)	(4,693)	$(59,958)

	PEA Opportunity Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,076	$31,895	2,653	$28,979

Administrative Class	22	331	67	609

Other Classes	2,672	42,676	15,312	187,044

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,884)	(28,696)	(3,603)	(42,589)

Administrative Class	(98)	(1,393)	(329)	(3,456)

Other Classes	(2,147)	(34,362)	(19,300)	(231,560)

Net increase (decrease) resulting from Fund share transactions	641	$10,451	(5,200)	$(60,973)

	PEA Renaissance Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,551	$72,927	6,136	$93,539

Administrative Class	2,762	55,749	3,770	57,811

Other Classes	49,518	979,917	41,458	616,064

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	278	4,227

Administrative Class	0	0	148	2,241

Other Classes	0	0	7,343	107,432

Cost of shares redeemed
Institutional Class	(1,563)	(31,623)	(4,067)	(61,085)

Administrative Class	(1,118)	(22,285)	(2,275)	(34,143)

Other Classes	(20,346)	(394,956)	(87,022)	(1,245,669)

Net increase (decrease) resulting from Fund share transactions	32,804	$659,729	(34,231)	$(459,583)

	PEA Target Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	296	$4,611	657	$7,792

Administrative Class	3	41	25	303

Other Classes	4,712	65,880	53,643	614,475

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(156)	(2,368)	(573)	(7,032)

Administrative Class	(5)	(75)	(341)	(3,980)

Other Classes	(7,275)	(98,843)	(72,697)	(817,108)

Net increase (decrease) resulting from Fund share transactions	(2,425)	$(30,754)	(19,286)	$(205,550)

PIMCO Funds Semi-Annual Report  |  12.31.03    63

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

8. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,426	$35,135	3,871	$43,744

Administrative Class	1,618	23,707	1,907	21,358

Other Classes	28,856	402,337	42,107	478,414

Issued as reinvestment of distributions
Institutional Class	38	571	231	2,638

Administrative Class	10	146	106	1,187

Other Classes	184	2,687	2,781	30,927

Cost of shares redeemed
Institutional Class	(498)	(6,997)	(2,654)	(30,849)

Administrative Class	(233)	(3,245)	(2,347)	(26,580)

Other Classes	(7,634)	(104,191)	(29,559)	(325,264)

Net increase resulting from Fund share transactions	24,767	$350,150	16,443	$195,575

	PPA Tax-Efficient Structured Emerging Markets Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	928	$13,573	2,115	$23,682

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	319	5,215	76	831

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(674)	(10,606)	(1,127)	(12,865)

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Net increase resulting from Fund share transactions	573	$8,182	1,064	$11,648

9. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statements purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

Asset Allocation Fund	$11,283	$(2,113)	$9,170
CCM Capital Appreciation Fund	133,771	(1,834)	131,937
CCM Emerging Companies Fund	101,808	(4,776)	97,032
CCM Focused Growth Fund	458	(8)	450
CCM Mid-Cap Fund	122,054	(5,890)	116,164
NFJ Dividend Value Fund	20,782	(1,010)	19,772
NFJ Large-Cap Value Fund	651	(59)	592
NFJ Small-Cap Value Fund	405,130	(8,954)	396,176
PEA Growth & Income Fund	15,637	(558)	15,079
PEA Growth Fund	187,055	(4,441)	182,614
PEA Innovation Fund	200,380	(22,172)	178,208
PEA Opportunity Fund	70,639	(2,970)	67,669
PEA Renaissance Fund	1,262,682	(41,787)	1,220,895
PEA Target Fund	213,576	(10,234)	203,342
PEA Value Fund	277,169	(9,513)	267,656
PPA Tax-Efficient Structured Emerging Markets Fund	62,425	(7,265)	55,160

64    PIMCO Funds Semi-Annual Report  |  12.31.03

10. Subsequent Events

On January 16, 2004, PPA Tax-Efficient Structured Emerging Markets Fund (“PPA Fund”) received proxies representing a majority of the Fund’s outstanding shares authorizing votes in favor of its reorganization and agreement from a series of PIMCO Funds: Multi-Manager Series to a newly organized Eaton Vance Tax-Managed Emerging Markets Fund, a series of Eaton Vance Series Trust II(“EV Fund”). PPA Fund Institutional Class share will transfer all of its assets and liabilities into Class 1 shares of EV Fund effective February 6, 2004.

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

PIMCO Funds Semi-Annual Report  |  12.31.03    65

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66    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Parametric Portfolio Associates, PEA Capital LLC, (formerly, PIMCO Equity Advisors LLC)

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

This page is not part of the report.	15-20651-06

PIMCO

ADVISORS

Semi-Annual Report

12.31.03

PIMCO NACM Stock Funds

Multi-Manager Series

Share Classes

Ins  Institutional

Adm  Administrative

GROWTH STOCK FUND

NACM Growth Fund

VALUE STOCK FUNDS

NACM Value Fund

NACM Flex-Cap Value Fund

GLOBAL STOCK FUND

NACM Global Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2    PIMCO NACM Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO NACM Funds Semi-Annual Report  |  12.31.03    3

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing primarily in U.S. companies across all market capitalizations that are perceived to be undervalued in the marketplace.

•	The Fund’s Institutional Class Shares delivered a total return of 20.13% for the six-month period ended December 31, 2003. That compares favorably to the 17.17% return of its benchmark, the Russell 3000 Value Index, in the same period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in information technology and an underweight in utilities. Good stock selection in financials helped the Fund outperform, but poor stock selection in energy and an overweight in healthcare detracted from performance.

•	Top-performing stocks for the period were AmeriCredit Corp., a consumer finance company specializing in automobile loans, and Guilford Pharmaceuticals Inc,. which develops products for anti-cancer treatments and neurology.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 07/19/02)	20.13%	34.43%	—	—	33.43%

Administrative Class Shares (Inception 07/19/02)	20.04%	34.11%	—	—	33.12%

Russell 3000 Value Index	17.17%	31.13%	—	—	—

Lipper Multi-Cap Value Fund Average	16.67%	30.80%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO NACM Funds Semi-Annual Report  |  12.31.03

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Institutional Class Shares delivered a total return of 22.78% for the six-month period ended December 31, 2003. This compared favorably to the 20.60% return of its benchmark, the MSCI All-Country World Free Index, in the same time period.

•	Large economies around the world, U.S., Japan, Germany, and UK, are all showing positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the market higher.

•	Top-performing sectors were information technology and consumer discretionary. From a regional perspective, Germany and Japan were positive contributors while Canada and Mexico trailed.

•	Top-performing stocks were Seimens AG from Germany (an electronics and communications conglomerate) which benefited from the global recovery, and E*Trade Financial Corp (an online diversified financial services company) as improving investor demand and a potential acquirer pushed shares higher.

•	Positions which hindered performance were Seagate Technology and Monster Worldwide, which have ultimately been sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 07/19/02)	22.78%	38.60%	—	—	29.06%

Administrative Class Shares (Inception 07/19/02)	22.55%	38.22%	—	—	28.72%

MSCI All-Country World Free Index	20.60%	34.63%	—	—	—

Lipper Global Fund Average	19.72%	32.09%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO NACM Funds Semi-Annual Report  |  12.31.03    5

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing at least 80% of its net assets in growth equity securities of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Institutional Class Shares delivered a total return of 7.68% for the six-month period ended December 31, 2003. This result trailed the 14.75% return of its benchmark, the Russell 1000 Growth Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small caps outperforming large caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in information technology and an underweight in consumer staples. Poor stock selection in healthcare and industrials hindered performance.

•	Top-performing stocks for the period were in the information technology sector. Companies such as Intel Corp., the largest semiconductor company in the world, and Cisco Systems, a developer of networks and communication systems, were top contributors. Technology stocks were considered beneficiaries of an improving economy and performed well.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 07/19/02)	7.68%	19.71%	—	—	14.12%

Administrative Class Shares (Inception 07/19/02)	7.52%	19.43%	—	—	13.86%

Russell 1000 Growth Index	14.75%	29.76%	—	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO NACM Funds Semi-Annual Report  |  12.31.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalized equity securities of issuers located in more than 50 countries worldwide.

•	The Fund’s Institutional Class Shares delivered a total return of 18.64% for the six-month period ended December 31, 2003. This performance fell short of the 23.44% return for the benchmark, the MSCI EAFE Growth Index, in the same time period.

•	Large economies around the world—U.S., Japan, Germany, and UK—all showed positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the equity markets higher.

•	Information technology and consumer discretionary stocks were generally the top performers. U.S. investors benefited from a weak dollar as both the Euro and Yen rose relative to the dollar.

•	Top-performing stocks were SAP AG from Germany (a leading software company), which has benefited from the global recovery, and China Telecom Group (a Chinese telecommunication company), which rose on improving revenues and increased investor demand for Chinese companies.

•	Positions which hindered performance included NTT DoCoMo Inc., a Japanese telecommunications company and Keyence Corp, a Japanese supplier of sensors and measurement equipment for factory automation. Both have ultimately been sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 07/19/02)	18.64%	29.58%	—	—	16.23%

Administrative Class Shares (Inception 07/19/02)	18.54%	29.22%	—	—	15.93%

MSCI EAFE Growth Index	23.44%	32.47%	—	—	—

Lipper International Fund Average	23.93%	34.74%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO NACM Funds Semi-Annual Report  |  12.31.03    7

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim.

•	The Fund’s Institutional Class Shares delivered a total return of 35.18% for the six-month period ended December 31, 2003, outperforming the 30.63% return of the MSCI Pacific Index for the same time period.

•	Japanese stocks rebounded as investors cheered the announcement that the government would take over the bankrupt regional bank Ashikaga. The Bank of Japan also issued its fourth consecutive upbeat monthly outlook. Global demand for Japanese goods continued to grow and private consumption, which had been falling, began to stabilize as the decline in household income came to a halt.

•	Good stock selection in Japan and Hong Kong helped the Fund outperform while positions in Malaysia hindered performance. Top-performing sectors were cyclically sensitive ones, such as information technology and consumer discretionary, which benefited from the increased demand of goods and services and electronics.

•	Top-performing stocks included Sino Land Co., a Hong Kong-based land Development Company for both residential and commercial real estate. Matsui Securities, a Japanese provider of online brokerage services, also performed well due to a surge in trading volume. Asustek Computer, a Taiwan-based company specializing in computer hardware and mother board systems, hindered performance and has been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 12/31/97)	35.18%	42.88%	14.49%	—	10.67%

MSCI Pacific Index	30.63%	38.97%	2.12%	—	—

Lipper Pacific Region Fund Average	30.50%	38.02%	4.37%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO NACM Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies that, in the opinion of the manager, are undervalued in the marketplace based on a number of valuation factors.

•	The Fund’s Institutional Class Shares delivered a total return of 14.28% for the six-month period ended December 31, 2003. That compares to the 16.54% return of its benchmark, the Russell 1000 Value Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in industrials and an underweight in utilities. Poor stock selection in information technology and consumer staples hindered performance.

•	Top-performing stocks for the period were FleetBoston Financial Corporation, a large northeast consumer bank which recently has been acquired by Banc of America. Textron Inc., a manufacturer of aircraft and automotive engine components, also performed well as investors perceived it as a beneficiary to an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 07/19/02)	14.28%	26.61%	—	—	25.75%

Administrative Class Shares (Inception 07/19/02)	14.18%	26.28%	—	—	25.45%

Russell 1000 Value Index	16.54%	30.03%	—	—	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO NACM Funds Semi-Annual Report  |  12.31.03    9

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the actual share class to the present unless otherwise indicated and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-800-927-4648.

Not FDIC Insured | May Lose Value | No Bank Guarantee

10    PIMCO NACM Funds Semi-Annual Report  |  12.31.03

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12.31.03  |  PIMCO Funds Semi-Annual Report    11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations

NACM Flex-Cap Value Fund
Institutional Class
12/31/2003 +	$12.41	$0.04	(a)	$2.45	(a)	$2.49

07/19/2002 - 06/30/2003	10.00	0.11	(a)	2.52	(a)	2.63

Administrative Class
12/31/2003 +	12.39	0.02	(a)	2.45	(a)	2.47

07/19/2002 - 06/30/2003	10.00	0.08	(a)	2.52	(a)	2.60

NACM Global Fund
Institutional Class
12/31/2003 +	$11.74	$(0.02	)(a)	$2.66	(a)	$2.64

07/19/2002 - 06/30/2003	10.00	(0.01	)(a)	1.80	(a)	1.79

Administrative Class
12/31/2003 +	11.73	(0.04	)(a)	2.65	(a)	2.61

07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.80	(a)	1.77

NACM Growth Fund
Institutional Class
12/31/2003 +	$11.25	$(0.01	)(a)	$0.87	(a)	$0.86

07/19/2002 - 06/30/2003	10.00	0.00	(a)	1.25	(a)	1.25

Administrative Class
12/31/2003 +	11.23	(0.02	)(a)	0.86	(a)	0.84

07/19/2002 - 06/30/2003	10.00	(0.02	)(a)	1.25	(a)	1.23

NACM International Fund
Institutional Class
12/31/2003 +	$10.30	$0.00	(a)	$1.92	(a)	$1.92

07/19/2002 - 06/30/2003	10.00	0.11	(a)	0.36	(a)	0.47

Administrative Class
12/31/2003 +	10.28	(0.01	)(a)	1.91	(a)	1.90

07/19/2002 - 06/30/2003	10.00	0.09	(a)	0.35	(a)	0.44

NACM Pacific Rim Fund
Institutional Class
12/31/2003 +	$6.31	$0.00	(a)	$2.22	(a)	$2.22

06/30/2003	7.30	0.04	(a)	(1.03	)(a)	(0.99)

04/01/2002 - 06/30/2002	7.22	0.00	(l)	0.08		0.08

03/31/2002	6.93	0.05	(l)	0.24		0.29

03/31/2001	25.45	(0.08	)(l)	(7.10)		(7.18)

03/31/2000	12.33	(0.11	)(l)	16.15		16.04

03/31/1999	12.66	(0.07	)(l)	(0.26)		(0.33)

NACM Value Fund
Institutional Class
12/31/2003 +	$12.02	$0.08	(a)	$1.62	(a)	$1.70

07/19/2002 - 06/30/2003	10.00	0.16	(a)	2.03	(a)	2.19

Administrative Class
12/31/2003 +	12.00	0.07	(a)	1.62	(a)	1.69

07/19/2002 - 06/30/2003	10.00	0.13	(a)	2.03	(a)	2.16

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 0.95%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 1.20%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.37%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.62%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.25%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.68%.
(k)	Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.

12    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

NACM Flex-Cap Value Fund
Institutional Class
12/31/2003 +	$(0.05)	$(0.42)	$(0.47)	$14.43	20.13%

07/19/2002 - 06/30/2003	(0.05)	(0.17)	(0.22)	12.41	26.53

Administrative Class
12/31/2003 +	(0.03)	(0.42)	(0.45)	14.41	20.04

07/19/2002 - 06/30/2003	(0.04)	(0.17)	(0.21)	12.39	26.21

NACM Global Fund
Institutional Class
12/31/2003 +	$0.00	$(0.95)	$(0.95)	$13.43	22.78%

07/19/2002 - 06/30/2003	(0.05)	0.00	(0.05)	11.74	17.96

Administrative Class
12/31/2003 +	0.00	(0.95)	(0.95)	13.39	22.55

07/19/2002 - 06/30/2003	(0.04)	0.00	(0.04)	11.73	17.74

NACM Growth Fund
Institutional Class
12/31/2003 +	$0.00	$(0.13)	$(0.13)	$11.98	7.68%

07/19/2002 - 06/30/2003	0.00	0.00	0.00	11.25	12.50

Administrative Class
12/31/2003 +	0.00	(0.13)	(0.13)	11.94	7.52

07/19/2002 - 06/30/2003	0.00	0.00	0.00	11.23	12.30

NACM International Fund
Institutional Class
12/31/2003 +	$(0.04)	$0.00	$(0.04)	$12.18	18.64%

07/19/2002 - 06/30/2003	(0.17)	0.00	(0.17)	10.30	4.86

Administrative Class
12/31/2003 +	(0.02)	0.00	(0.02)	12.16	18.54

07/19/2002 - 06/30/2003	(0.16)	0.00	(0.16)	10.28	4.55

NACM Pacific Rim Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$0.00	$8.53	35.18%

06/30/2003	0.00	0.00	0.00	6.31	(13.05)

04/01/2002 - 06/30/2002	0.00	0.00	0.00	7.30	1.11

03/31/2002	0.00	0.00	0.00	7.22	4.18

03/31/2001	0.00	(11.34)	(11.34)	6.93	(36.44)

03/31/2000	0.00	(2.92)	(2.92)	25.45	136.92

03/31/1999	0.00	0.00	0.00	12.33	(2.69)

NACM Value Fund
Institutional Class
12/31/2003 +	$(0.08)	$(0.26)	$(0.34)	$13.38	14.28%

07/19/2002 - 06/30/2003	(0.08)	(0.09)	(0.17)	12.02	22.04

Administrative Class
12/31/2003 +	(0.07)	(0.26)	(0.33)	13.36	14.18

07/19/2002 - 06/30/2003	(0.07)	(0.09)	(0.16)	12.00	21.72

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NACM Flex-Cap Value Fund
Institutional Class
12/31/2003 +	$1,444	0.95	%*	0.62	%*	74%

07/19/2002 - 06/30/2003	1,202	0.96	(b)(u)*	1.01	*	173

Administrative Class
12/31/2003 +	15	1.20	*	0.37	*	74

07/19/2002 - 06/30/2003	13	1.21	(c)(t)*	0.76	*	173

NACM Global Fund
Institutional Class
12/31/2003 +	$1,376	1.10	%*	(0.34	)%*	126%

07/19/2002 - 06/30/2003	1,121	1.10	(m)*	(0.08	)*	260

Administrative Class
12/31/2003 +	14	1.35	*	(0.59	)*	126

07/19/2002 - 06/30/2003	12	1.35	(n)*	(0.33	)*	260

NACM Growth Fund
Institutional Class
12/31/2003 +	$1,151	0.80	%*	(0.13	)%*	80%

07/19/2002 - 06/30/2003	1,070	0.80	(o)*	0.02	*	167

Administrative Class
12/31/2003 +	12	1.05	*	(0.37	)*	80

07/19/2002 - 06/30/2003	11	1.05	(p)*	(0.22	)*	167

NACM International Fund
Institutional Class
12/31/2003 +	$3,570	1.20	%*	0.02	%*	89%

07/19/2002 - 06/30/2003	3,009	1.20	(q)*	1.19	*	157

Administrative Class
12/31/2003 +	12	1.45	*	(0.22	)*	89

07/19/2002 - 06/30/2003	10	1.45	(r)*	0.94	*	157

NACM Pacific Rim Fund
Institutional Class
12/31/2003 +	$7,621	1.46	%*	0.13	%*	52%

06/30/2003	5,592	1.46	(k)(s)	0.63		264

04/01/2002 - 06/30/2002	11,575	1.44	(f)*	0.00	*	66

03/31/2002	11,429	1.45	(g)	0.70		390

03/31/2001	2,026	1.78	(h)	(0.60)		1180

03/31/2000	3,821	1.62	(i)	(0.55)		424

03/31/1999	1,099	1.57	(j)	(0.67)		450

NACM Value Fund
Institutional Class
12/31/2003 +	$1,325	0.80	%*	1.31	%*	22%

07/19/2002 - 06/30/2003	1,160	0.80	(d)*	1.50	*	84

Administrative Class
12/31/2003 +	14	1.05	*	1.06	*	22

07/19/2002 - 06/30/2003	12	1.05	(e)*	1.25	*	84

(l)	Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.62%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.37%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(t)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(u)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    13

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Assets:
Investments, at value	$3,878	$2,932	$2,390	$6,131	$24,892	$3,233

Cash	210	0	0	1	15	1

Foreign currency, at value	0	0	0	2	551	0

Receivable for investments sold	0	27	0	81	290	0

Receivable for Fund shares sold	3	14	0	11	184	20

Interest and dividends receivable	3	1	1	8	19	3

	4,094	2,974	2,391	6,234	25,951	3,257

Liabilities:
Payable for investments purchased	$223	$51	$10	$9	$526	$118

Due to Custodian	0	21	0	0	0	0

Payable for Fund shares redeemed	0	0	10	0	23	0

Dividends payable	0	2	0	0	0	0

Accrued investment advisory fee	2	2	1	4	18	1

Accrued administration fee	1	1	1	3	13	1

Accrued distribution fee	1	1	0	1	6	1

Accrued servicing fee	1	0	0	1	4	0

Other liabilities	0	0	0	1	12	0

	228	78	22	19	602	121

Net Assets	$3,866	$2,896	$2,369	$6,215	$25,349	$3,136

Net Assets Consist of:
Paid in capital	$3,238	$2,509	$2,129	$5,220	$24,696	$2,657

Undistributed (overdistributed) net investment income	43	19	(5)	(22)	(24)	45

Accumulated undistributed net realized gain (loss)	33	48	3	88	(2,278)	(14)

Net unrealized appreciation	552	320	242	929	2,955	448

	$3,866	$2,896	$2,369	$6,215	$25,349	$3,136

Net Assets:
Institutional Class	$1,444	$1,376	$1,151	$3,570	$7,621	$1,325

Administrative Class	15	14	12	12	0	14

Other Classes	2,407	1,506	1,206	2,633	17,728	1,797

Shares Issued and Outstanding:
Institutional Class	100	102	96	293	894	99

Administrative Class	1	1	1	1	0	1

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$14.43	$13.43	$11.98	$12.18	$8.53	$13.38

Administrative Class	14.41	13.39	11.94	12.16	0.00	13.36

Cost of Investments Owned	$3,326	$2,613	$2,148	$5,202	$21,930	$2,785

Cost of Foreign Currency Held	$0	$0	$0	$2	$551	$0

14    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Statements of Operations

Amounts in thousands	NACM Flex- Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$1	$0	$1	$0	$4	$1

Dividends, net of foreign taxes	19	8	6	30	123	24

Total Income	20	8	7	30	127	25

Expenses:
Investment advisory fees	8	8	5	18	71	6

Administration fees	5	5	4	14	49	5

Distribution and/or servicing fees - Other Classes	4	3	3	6	27	4

Tax Expense	0	0	0	0	4	0

Total Expenses	17	16	12	38	151	15

Net Investment Income (Loss)	3	(8)	(5)	(8)	(24)	10

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	141	228	30	206	1,171	47

Net realized (loss) on options	0	0	0	0	(3)	0

Net realized gain (loss) on foreign currency transactions	0	16	0	100	(1)	0

Net change in unrealized appreciation on investments	346	161	105	569	2,494	283

Net Gain	487	405	135	875	3,661	330

Net Increase in Assets Resulting from Operations	$490	$397	$130	$867	$3,637	$340

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    15

Statements of Changes in Net Assets

Amounts in thousands	NACM Flex-Cap Value Fund		NACM Global Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Operations:
Net investment income (loss)	$3	$10	$(8)	$0

Net realized gain (loss)	141	59	244	30

Net change in unrealized appreciation (depreciation)	346	206	161	159

Net increase (decrease) resulting from operations	490	275	397	189

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(5)	0	(5)

Administrative Class	0	0	0	0

Other Classes	(4)	0	0	0

From net realized capital gains
Institutional Class	(41)	(16)	(91)	0

Administrative Class	0	0	(1)	0

Other Classes	(64)	(3)	(102)	0

Total Distributions	(114)	(24)	(194)	(5)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	950	0	949

Administrative Class	0	10	0	10

Other Classes	2,163	324	1,521	224

Issued as reinvestment of distributions
Institutional Class	45	21	95	5

Administrative Class	0	0	1	0

Other Classes	52	2	75	0

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(191)	(137)	(356)	(15)

Net increase (decrease) resulting from Fund share transactions	2,069	1,170	1,336	1,173

Total Increase (Decrease) in Net Assets	2,445	1,421	1,539	1,357

Net Assets:
Beginning of period	1,421	0	1,357	0

End of period*	$3,866	$1,421	$2,896	$1,357

*Including undistributed (overdistributed) net investment income of:	$43	$49	$19	$27

16    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NACM Growth Fund		NACM International Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Operations:
Net investment income (loss)	$(5)	$0	$(8)	$34

Net realized gain (loss)	30	(1)	306	(201)

Net change in unrealized appreciation (depreciation)	105	137	569	360

Net increase (decrease) resulting from operations	130	136	867	193

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(12)	(49)

Administrative Class	0	0	0	0

Other Classes	0	0	(3)	(1)

From net realized capital gains
Institutional Class	(12)	0	0	0

Administrative Class	0	0	0	0

Other Classes	(14)	0	0	0

Total Distributions	(26)	0	(15)	(50)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	949	0	2,870

Administrative Class	0	10	0	10

Other Classes	1,104	405	2,226	1,384

Issued as reinvestment of distributions
Institutional Class	12	0	11	49

Administrative Class	0	0	0	0

Other Classes	10	0	2	1

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(312)	(49)	(801)	(532)

Net increase (decrease) resulting from Fund share transactions	814	1,315	1,438	3,782

Total Increase (Decrease) in Net Assets	918	1,451	2,290	3,925

Net Assets:
Beginning of period	1,451	0	3,925	0

End of period*	$2,369	$1,451	$6,215	$3,925

*Including undistributed (overdistributed) net investment income of:	$(5)	$0	$(22)	$1

Amounts in thousands	NACM Pacific Rim Fund		NACM Value Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Operations:
Net investment income (loss)	$(24)	$52	$10	$16

Net realized gain (loss)	1,167	(1,568)	47	48

Net change in unrealized appreciation (depreciation)	2,494	(316)	283	165

Net increase (decrease) resulting from operations	3,637	(1,832)	340	229

Distributions to Shareholders:
From net investment income
Institutional Class	0	(68)	(8)	(8)

Administrative Class	0	0	0	0

Other Classes	0	0	(6)	0

From net realized capital gains
Institutional Class	0	0	(25)	(9)

Administrative Class	0	0	0	0

Other Classes	0	0	(34)	(1)

Total Distributions	0	(68)	(73)	(17)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	59	5,007	0	950

Administrative Class	0	0	0	10

Other Classes	29,084	2,487	1,201	619

Issued as reinvestment of distributions
Institutional Class	0	68	33	16

Administrative Class	0	0	0	0

Other Classes	0	0	34	1

Cost of shares redeemed
Institutional Class	0	(9,106)	0	0

Administrative Class	0	0	0	0

Other Classes	(13,428)	(2,134)	(133)	(74)

Net increase (decrease) resulting from Fund share transactions	15,715	(3,678)	1,135	1,522

Total Increase (Decrease) in Net Assets	19,352	(5,578)	1,402	1,734

Net Assets:
Beginning of period	5,997	11,575	1,734	0

End of period*	$25,349	$5,997	$3,136	$1,734

*Including undistributed (overdistributed) net investment income of:	$(24)	$0	$45	$49

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    17

Schedule of Investments

NACM Flex-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.4%
Aerospace 1.0%
Raytheon Co.	1,300	$39

Capital Goods 3.4%
3M Co.	700	60
General Electric Co.	2,300	71

		131

Communications 2.9%
UnitedGlobalCom, Inc. ‘A’ (a)	4,800	41
Verizon Communications, Inc.	2,000	70

		111

Consumer Discretionary 3.3%
4Kids Entertainment, Inc. (a)	1,500	39
Rush Enterprises, Inc. ‘A’ (a)	4,500	44
W.W. Grainger, Inc.	1,000	47

		130

Consumer Services 3.4%
Central European Media Enterprises Ltd. ‘A’ (a)	3,300	57
Viacom, Inc. ‘B’	1,700	75

		132

Consumer Staples 4.3%
Altria Group, Inc.	700	38
General Mills, Inc.	1,200	54
PepsiCo, Inc.	700	33
Procter & Gamble Co.	400	40

		165

Energy 6.4%
ChevronTexaco Corp.	700	60
Exxon Mobil Corp.	3,200	131
Stone Energy Corp. (a)	1,300	55

		246

Financial & Business Services 33.6%
Ambac Financial Group, Inc.	600	42
American Express Co.	800	39
American International Group, Inc.	1,000	66
AmeriCredit Corp. (a)	2,700	43
Bank of America Corp.	700	56
Bank of New York Co., Inc.	1,200	40
Citigroup, Inc.	3,700	180
City National Corp.	600	37
Dow Jones & Co., Inc.	800	40
Falcon Financial Investment Trust (a)	4,400	43
Fieldstone Private Capital Group (a)(b)	3,800	64
First Advantage Corp. ‘A’ (a)	3,000	58
FleetBoston Financial Corp.	1,800	79
Friedman Billings Ramsey Group, Inc. ‘A’	1,700	39
Highland Hospitality Corp. (a)	4,600	50
Luminent Mortgage Capital, Inc.	3,000	42
Morgan Stanley Dean Witter & Co.	700	41
North Fork Bancorp., Inc.	900	36
Provident Financial Group, Inc.	700	22
Quanta Capital Holdings Ltd. (a)(b)	4,800	55
Radian Group, Inc.	900	44
SunTrust Banks, Inc.	600	43
The Goldman Sachs Group, Inc.	400	39
Wachovia Corp.	1,000	47
Wells Fargo & Co.	900	53

		1,298

Healthcare 5.2%
Endologix, Inc. (a)	10,000	40
Guilford Pharmaceuticals, Inc. (a)	6,300	43
Nektar Therapeutics (a)	2,900	39
Praecis Pharmaceuticals, Inc. (a)	5,900	38
Sonus Pharmaceuticals, Inc. (a)	7,800	40

		200

Materials & Processing 10.0%
A. Schulman, Inc.	1,900	41
Alcoa, Inc.	1,100	42
BHP Billiton Ltd. SP - ADR	3,100	57
Compass Minerals International, Inc. (a)	3,400	49
ESCO Technologies, Inc. (a)	900	39
Praxair, Inc.	1,200	46
Sherwin-Williams Co.	1,600	56
United States Steel Corp.	1,600	56

		386

Technology 12.6%
Agilent Technologies, Inc. (a)	1,800	53
Crown Castle International Corp. (a)	4,700	52
CSG Systems International, Inc. (a)	3,000	37
Fairchild Semiconductor International, Inc. ‘A’ (a)	2,300	57
Hewlett-Packard Co.	3,100	71
IBM Corp.	700	65
Methode Electronics, Inc. ‘A’	3,200	39
Microsoft Corp.	2,600	72
NCR Corp. (a)	1,100	43

		489

Transportation 3.3%
Celadon Group, Inc. (a)	2,900	41
HUB Group, Inc. ‘A’ (a)	2,300	50
SCS Transportation, Inc. (a)	2,100	37

		128

Utilities 1.0%
Dominion Resources, Inc.	600	38

Total Common Stocks (Cost $2,954)		3,493

EXCHANGE-TRADED FUNDS 4.5%
Index Funds 4.5%
iShares Russell 1000 Value Index Fund	3,000	175

Total Exchange-Traded Funds (Cost $162)		175

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.4%
Repurchase Agreement 5.4%
State Street Bank
0.800% due 01/02/2004	$210	210
(Dated 12/31/2003. Collateralized by Fannie Mae 6.500% due 08/15/2004 valued at $217. Repurchase proceeds are $210.)

Total Short-Term Instruments (Cost $210)		210

Total Investments 100.3% (Cost $3,326)		$3,878
Other Assets and Liabilities (Net) (0.3%)		(12)

Net Assets 100.0%		$3,866

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $119, which is 3.08% of net assets.

18    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Global Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.1%
Barbados 1.0%
Nabors Industries Ltd. (a)	700	$29

Bermuda 2.0%
Tyco International Ltd.	2,150	57

Brazil 0.7%
Petroleo Brasileiro S.A. SP - ADR	800	21

Canada 2.8%
Cott Corp. (a)	1,100	31
EnCana Corp.	700	28
Nortel Networks Corp. (a)	4,900	21

		80

France 3.7%
Bouygues S.A. (a)	622	22
JC Decaux S.A. (a)	1,000	16
Lagardere S.C.A. (a)	200	12
Moet Hennessy Louis Vuitton S.A.	541	39
TotalFinaElf S.A. (a)	100	19

		108

Germany 4.3%
Deutsche Bank AG (a)	277	23
Deutsche Boerse AG (a)	362	20
Epcos AG (a)	941	21
Hypo Real Estate Holdings AG (a)	833	21
ProSiebenSat Media AG (a)	686	11
Siemens AG (a)	347	28

		124

Guernsey, C.I. 1.1%
Amdocs Ltd. (a)	1,400	31

Hong Kong 1.8%
Henderson Land Development Co., Ltd.	3,000	13
Sino Land Co., Ltd.	40,400	23
Sun Hung Kai Properties Ltd.	2,000	17

		53

Israel 0.8%
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	400	23

Japan 5.9%
Bank of Yokohama Ltd. (a)	3,000	14
Casio Computer Co. (a)	2,000	21
Dentsu, Inc. (a)	3	15
Mitsubishi Tokyo Financial Group, Inc. (a)	4	31
Nitto Denko Corp.	300	16
Sekisui House, Ltd.	1,000	10
Tokyo Broadcasting System, Inc.	1,600	25
Tokyu Corp. (a)	3,000	15
Yamada Denki Co. (a)	700	24

		171

Malaysia 0.6%
CSFB Equity Linked Participation Notes (Hyundai Securities Co.) (a)(c)	1,910	9
UBS Call Warrant (Public Bank Bhd.) (a)(b)(d)	11,500	9

		18

Mexico 1.8%
America Movil S.A. de CV SP - ADR	600	16
Grupo Financiero BBVA Bancomer, S.A. de CV ‘B’ (a)	24,600	21
Wal-Mart de Mexico S.A. de C.V. ‘V’ (a)	4,900	14

		51

Netherlands 2.0%
ING Group NV	1,677	39
Philips Elecontronics NV (a)	668	20

		59

South Korea 1.4%
LG Electronics, Inc. (a)	530	$26
Samsung Electronics Co., Ltd. (a)	40	15

		41

Switzerland 3.6%
Actelion Ltd. (a)	100	11
Adecco S.A. (a)	370	24
CIBA Specialty Chemicals AG (a)	183	14
Swatch Group AG (a)	948	23
UBS AG (a)	472	32

		104

Taiwan 1.5%
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(c)	34,000	15
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(e)	15,000	15
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(f)	8,000	13

		43

United Kingdom 3.8%
British Sky Broadcasting Group PLC (a)	1,800	23
HSBC Holdings PLC	3,200	51
Man Group PLC	600	16
Xstrata PLC	1,879	21

		111

United States 58.3%
3Com Corp. (a)	3,100	25
Affiliated Managers Group, Inc. (a)	400	28
American Express Co.	1,000	48
Amgen, Inc. (a)	400	25
Anadarko Petroleum Corp.	400	20
Apache Corp.	400	32
Applied Materials, Inc. (a)	700	16
Autoliv, Inc. (a)	600	23
Barr Laboratories, Inc. (a)	400	31
CIGNA Corp.	500	29
Cisco Systems, Inc. (a)	1,700	41
Citigroup, Inc.	1,000	49
Coca-Cola Co.	600	30
ConocoPhillips	600	39
Cox Communications, Inc. ‘A’ (a)	800	28
Dell, Inc. (a)	400	14
E*Trade Group, Inc. (a)	1,300	16
Electronic Arts, Inc. (a)	400	19
Energizer Holdings, Inc. (a)	800	30
EOG Resources, Inc.	600	28
Fairchild Semiconductor International, Inc. ‘A’ (a)	500	12
Flextronics International Ltd. (a)	2,200	33
GATX Corp.	1,700	48
GTECH Holdings Corp.	700	35
Halliburton Co.	1,100	29
Ingersoll-Rand Co. ‘A’	800	54
Intel Corp.	800	26
International Steel Group, Inc. (a)	400	16
Manpower, Inc.	400	19
McDonald’s Corp.	1,100	27
Mellon Financial Corp.	900	29
MGM Grand, Inc. (a)	609	23
Navistar International Corp. (a)	800	38
Nike, Inc. ‘B’	400	27
Paccar, Inc. (a)	300	26
Parker Hannifin Corp.	400	24
PeopleSoft, Inc. (a)	2,400	55
Praxair, Inc.	1,000	38
Procter & Gamble Co.	400	40
Providian Financial Corp. (a)	1,500	17
QUALCOMM, Inc.	300	16
Rockwell Automation, Inc.	1,200	43
Sierra Health Services, Inc. (a)	700	19
Silicon Laboratories, Inc. (a)	400	17
Smurfit-Stone Container Corp. (a)	1,100	20
Staples, Inc. (a)	1,100	30
Supervalu, Inc.	1,400	40
Symantec Corp. (a)	900	31
Texas Instruments, Inc.	1,000	29
The Goldman Sachs Group, Inc.	300	30
Time Warner, Inc. (a)	2,100	38
UnitedHealth Group, Inc. (a)	600	35
VERITAS Software Corp. (a)	1,000	37
Walt Disney Co.	900	21
Westwood One, Inc. (a)	1,000	34
Williams Cos., Inc.	2,797	27
Yahoo, Inc. (a)	800	36

		1,690

Total Common Stocks (Cost $2,495)		2,814

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.1%
Repurchase Agreement 4.1%
State Street Bank
0.800% due 01/02/2004	$118	118
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $122. Repurchase proceeds are $118.)

Total Short-Term Instruments (Cost $118)		118

Total Investments 101.2% (Cost $2,613)		$2,932

Other Assets and Liabilities (Net) (1.2%)		(36)

Net Assets 100.0%		$2,896

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37, which is 1.28% of net assets.

(c) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(d) The warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until October 11, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(f) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    19

Schedule of Investments

NACM Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.4%
United Technologies Corp.	600	$57

Capital Goods 6.6%
3M Co.	900	76
General Electric Co.	2,600	80

		156

Communications 4.6%
Nextel Communications, Inc. ‘A’ (a)	2,700	76
Nokia Corp. SP - ADR (a)	2,000	34

		110

Consumer Discretionary 10.4%
Amazon.com, Inc. (a)	1,000	53
Best Buy Co., Inc.	1,200	63
Lowe’s Cos., Inc.	1,300	72
Wal-Mart Stores, Inc.	1,100	58

		246

Consumer Services 6.0%
Apollo Group, Inc. ‘A’ (a)	600	41
eBay, Inc. (a)	800	52
McDonald’s Corp.	2,000	50

		143

Consumer Staples 5.5%
Coca-Cola Co.	1,200	61
Procter & Gamble Co.	700	70

		131

Financial & Business Services 6.8%
Capital One Financial Corp.	800	49
J.P. Morgan Chase & Co.	1,600	59
Omnicom Group, Inc.	600	52

		160

Healthcare 18.1%
Allergan, Inc.	700	54
Amgen, Inc. (a)	1,000	62
Barr Laboratories, Inc. (a)	800	62
Boston Scientific Corp. (a)	1,800	66
Forest Laboratories, Inc. (a)	1,100	68
Medco Health Solutions, Inc. (a)	1,400	48
Pharmaceutical Resources, Inc. (a)	500	33
UnitedHealth Group, Inc. (a)	600	35

		428

Technology 38.1%
Agilent Technologies, Inc. (a)	1,700	50
Applied Materials, Inc. (a)	2,600	58
Avaya, Inc. (a)	3,000	39
Chiron Corp. (a)	1,200	68
Cisco Systems, Inc. (a)	3,900	95
Cypress Semiconductor Corp. (a)	1,600	34
Dell, Inc. (a)	1,900	64
Flextronics International Ltd. (a)	3,200	47
Intel Corp.	3,400	109
International Game Technology	900	32
Microsoft Corp.	4,300	118
PeopleSoft, Inc. (a)	2,500	57
Texas Instruments, Inc.	3,200	94
VERITAS Software Corp. (a)	1,000	37

		902

Total Common Stocks (Cost $2,091)		2,333

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
0.800% due 01/02/2004	$57	$57
(Dated 12/31/2003. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $60. Repurchase proceeds are $57.)

Total Short-Term Instruments (Cost $57)		57

Total Investments 100.9% (Cost $2,148)		$2,390
Other Assets and Liabilities (Net) (0.9%)		(21)

Net Assets 100.0%		$2,369

Notes to Schedule of Investments:

(a) Non-income producing security.

20    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM International Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.6%
Brazil 1.2%
Aracruz Celulose S.A. SP - ADR (a)	900	$32
Tele Norte Leste Participacoes S.A. SP - ADR	2,600	40

		72

Canada 3.5%
Alcan, Inc.	600	28
Canadian National Railway Co.	900	57
EnCana Corp.	900	36
Magna International, Inc. ‘A’	700	56
Petro-Canada	300	15
Talisman Energy, Inc.	400	23

		215

China 0.9%
China Telecom Corp.	134,000	55

Denmark 1.3%
A P Moller - Maersk Group ‘B’ (a)	5	36
TDC AS (a)	1,300	47

		83

Finland 1.9%
Nokia Corp. SP - ADR (a)	3,200	54
Stora Enso Oyj (a)	4,900	66

		120

France 8.6%
Alcatel Telecommunications S.A. (a)	3,200	41
Axa (a)	2,400	51
Bouygues S.A. (a)	1,802	63
France Telecom S.A. (a)	2,126	61
L’Oreal S.A. (a)	800	66
Moet Hennessy Louis Vuitton S.A.	600	44
Renault S.A. (a)	300	21
Societe Generale S.A. (a)	400	35
Thomson S.A. (a)	2,712	58
TotalFinaElf S.A. (a)	500	93

		533

Germany 6.9%
BASF AG (a)	900	51
Bayerische Motoren Werke AG (a)	2,025	94
Deutsche Post AG (a)	1,700	35
Metro AG (a)	700	31
SAP AG (a)	400	67
Siemens AG (a)	800	64
ThyssenKrupp AG (a)	3,100	61
T-Online International AG (a)	2,000	26

		429

Hong Kong 2.4%
Cathay Pacific Airways Ltd.	18,000	34
CLP Holdings Ltd.	10,500	50
Henderson Land Development Co., Ltd.	15,000	66

		150

Israel 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	600	34

Italy 3.3%
Eni SpA (a)	2,100	40
Mediaset SpA (a)	5,000	59
Sanpaolo IMI SpA (a)	4,336	57
Telecom Italia Mobile SpA (a)	8,700	47

		203

Japan 17.1%
Asahi Glass Co., Ltd.	5,000	41
Asahi Kasei Corp. (a)	10,000	54
Canon, Inc.	1,000	47
Chugai Pharmaceutical Co.	3,000	43
DAI Nippon Printing Co., Ltd.	3,000	42
Dentsu, Inc. (a)	5	25
East Japan Railway Co.	11	52
Fanuc Ltd.	500	30
Fuji Photo Film Co.	2,000	65
Hoya Corp.	600	55
Ito-Yokado Co.	1,000	31
Kao Corp.	1,000	20
KDDI Corp.	10	57
Kyocera Corp.	900	60
Matsushita Electric Industrial Co., Ltd. (a)	4,000	55
Mitsubishi Estate Co.	4,000	38
Mitsubishi Tokyo Financial Group, Inc. (a)	15	117
Mizuho Financial Group, Inc. (a)	13	39
SMC Corp.	300	37
Sumitomo Corp.	4,000	30
Tokyo Gas Co., Ltd.	8,000	29
Toppan Printing Co., Ltd.	2,000	21
Toyota Motor Corp.	900	30
UFJ Holdings, Inc. (a)	10	48

		1,066

Mexico 0.6%
America Movil S.A. de CV SP - ADR	1,300	36

Netherlands 4.1%
ASML Holding NV (a)	2,500	50
ING Group NV	2,700	63
Koninklijke Philips Electronics NV (a)	1,000	29
Philips Electronics NV (a)	1,700	50
Royal Dutch Petroleum Co.	1,200	63

		255

Norway 0.9%
Telenor ASA (a)	8,334	55

Russia 1.5%
OAO Gazprom SP - ADR	1,000	26
OAO LUKOIL SP - ADR (a)	700	65

		91

Singapore 1.4%
DBS Group Holdings Ltd.	7,000	61
Keppel Corp.	7,000	25

		86

South Korea 3.8%
Kookmin Bank AP	1,000	37
LG Electronics, Inc. (a)	1,170	58
POSCO Co. (a)	360	49
Samsung Heavy Industries Co. (a)	8,000	44
SK Telecom Co., Ltd. (a)	300	50

		238

Spain 0.8%
Repsol YPF S.A.	2,600	51

Sweden 1.0%
Skandinaviska Enskilda Banken ‘A’ (a)	4,300	63

Switzerland 7.5%
Adecco S.A. (a)	700	45
Credit Suisse Group (a)	2,200	81
Holcim Ltd. (a)	212	10
Nestle S.A.	200	50
Novartis AG (a)	2,783	126
Roche Holdings AG - Genusschein (a)	948	96
STMicroelectronics NV (a)	1,407	38
STMicroelectronics NV - NY Shares (a)	700	19

		465

Taiwan 2.9%
China Steel Corp. SP - GDR	2,000	33
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(f)	54,000	24
Merrill Lynch Call Warrant (Advanced Semiconductor Engineering Inc.) (a)(c)	42,000	47
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(d)	33,000	33
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(e)	27,388	45

		182

United Kingdom 20.8%
Barclays PLC	7,306	65
BHP Billiton PLC	14,200	124
BP PLC	7,000	57
British Sky Broadcasting Group PLC (a)	4,300	54
Carnival PLC	700	28
Electrocomponents PLC	7,514	44
GlaxoSmithKline PLC	6,960	159
HSBC Holdings PLC	8,473	133
Imperial Tobacco Group PLC	2,400	47
InterContinental Hotels Group PLC	6,183	59
Man Group PLC	2,600	68
mm02 PLC (a)	71,676	99
Reckitt Benckiser PLC	1,200	27
Royal Bank of Scotland Group PLC	2,600	77
Tesco PLC	8,100	37
The Berkley Group PLC	2,600	41
Vodafone Group PLC	22,023	55
Wimpey (George) PLC	10,600	71
Xstrata PLC	4,489	51

		1,296

United States 0.7%
Precision Drilling Corp. (a)	600	26
Schlumberger Ltd.	300	16

		42

Total Common Stocks (Cost $4,895)		5,820

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.1%
France 0.1%
Axa S.A.
0.000% due 12/21/2004	$15	3
Total Convertible Bonds & Notes (Cost $2)		3

CORPORATE BONDS & NOTES 0.6%
Malaysia 0.6%
Credit Suisse First Boston UMC Ltd.
1.000% due 01/26/2004 (a)	4,400	38

Total Corporate Bonds & Notes (Cost $35)		38

SHORT-TERM INSTRUMENTS 4.3%
Repurchase Agreement 4.3%
State Street Bank
0.800% due 01/02/2004	270	270
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 0.000% due 04/21/2004 valued at $279. Repurchase proceeds are $270.)

Total Short-Term Instruments (Cost $270)		270

Total Investments 98.6% (Cost $5,202)		$6,131
Other Assets and Liabilities (Net) 1.4%		84

Net Assets 100.0%		$6,215

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Schedule of Investments (Cont.)

NACM International Fund

December 31, 2003 (Unaudited)

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $78, which is 1.26% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of Advanced Semiconductor Engineering Inc. for every warrant held at $0.000001 until October 18, 2004.

(d) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.7%
Australia 4.7%
Aristocrat Leisure Ltd.	17,100	$22
BHP Billiton Ltd.	29,522	271
Commonwealth Bank of Australia	1,450	32
Foster’s Group Ltd.	55,500	188
Macquarie Infrastructure Group	62,960	161
Qantas Airways Ltd.	4,933	12
Rio Tinto Ltd.	8,723	245
Virgin Blue Holdings Ltd. (a)	150,000	269

		1,200

China 3.6%
BYD Co., Ltd. (a)	87,000	229
China Life Insurance Co. SP - ADR (a)	6,200	204
Weiqiao Textile Co. (a)	376,500	475

		908

Hong Kong 9.1%
Dickson Concepts Ltd.	501,500	410
Henderson Land Development Co., Ltd.	101,000	446
Hutchinson Whampoa Ltd.	54,000	396
Lee & Man Paper Manufacturing Ltd. (a)	365,400	292
Shangri-La Asia Ltd.	317,000	294
Sino Land Co., Ltd.	821,949	469
Tingyi (Cayman Islands) Holding Corp. (a)(b)	22,000	5

		2,312

India 4.1%
Citigroup Call Warrant (Infosys Technologies Ltd.) (a)(b)(c)	2,394	292
Dr.Reddy’s Laboratories Ltd. SP - ADR	8,000	253
ICICI Bank Ltd. SP - ADR	11,200	192
UBS AG Call Warrant (Hindustan Lever Ltd.) (a)(b)(d)	66,272	298

		1,035

Indonesia 4.0%
PT Bank Pan Indonesia Tbk.	4,633,500	157
PT Bank Rakyat Indonesia Tbk.(a)	2,078,500	309
PT Bentoel International Investama Tbk.	3,743,000	40
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.(a)	2,661,000	332
PT Telekomunikasi Indonesia Tbk.(a)	232,500	186

		1,024

Japan 36.5%
Aderans Co., Ltd.	200	3
Advantest Corp.	3,500	278
Asahi Glass Co., Ltd.	63,000	517
Bank of Yokohama Ltd. (a)	110,000	511
Bridgestone Corp.	1,000	13
Capcom Co.	18,700	230
Daiwa House Industry Co., Ltd. (a)	2,000	21
Dowa Mining Co., Ltd.	47,000	253
East Japan Railway Co.	39	184
Fanuc Ltd.	5,200	312
Funai Electric Co., Ltd.	1,700	233
Hitachi, Ltd.	38,000	229
Hogy Medical Co., Ltd.	5,200	226
Honda Motor Co. Ltd.	200	9
Hoya Corp.	5,300	487
JAFCO Co., Ltd. (a)	200	16
Kyocera Corp.	5,400	360
Mabuchi Motor Co., Ltd.	1,100	85
Matsui Securities Co. (a)	30,700	700
Matsushita Electric Industrial Co., Ltd. (a)	28,000	387
Millea Holdings, Inc. (a)	2	26
Mitsubishi Motors Corp. (a)	88,000	180
Mitsubishi Tokyo Financial Group, Inc. (a)	86	671
Murata Manufacturing Co. Ltd.	5,600	$303
Nintendo Co., Ltd.	2,500	233
NTT DoCoMo, Inc.	6	14
Olympus Corp.	2,000	43
Sega Corp. (a)	35,000	333
Shinkawa, Ltd.	4,900	103
SMC Corp.	300	37
Sumitomo Trust & Banking Co.	105,000	617
THK Co., Ltd.	12,100	246
Tokai Rika Co., Ltd.	14,000	123
TonenGeneral Sekiyu KK	29,000	240
Toyota Motor Corp.	7,000	236
UFJ Holdings, Inc. (a)	44	211
UMC Japan (a)	267	272
Uni-Charm Corp.	200	10
Yamaichi Electronics Co., Ltd.	600	7
Yamato Transport Co.	1,000	12
Yushin Precision Equipment Co., Ltd.	11,700	285

		9,256

Malaysia 6.1%
AMMB Holdings Bhd.	320,960	262
Astro All Asia Networks PLC (a)	182,700	213
Glomac Bhd.	77,400	56
MK Land Holdings Bhd. (a)	430,800	261
New Straits Times Press (a)	172,900	185
Perusahaan Otomobil Nasional Bhd.	112,000	249
Resorts World Bhd.	56,300	150
Sime Darby Bhd.	124,500	170

		1,546

Philippines 1.7%
Ayala Corp.	2,249,000	211
Ayala Land, Inc.	998,300	110
Manila Electric Co. ‘B’ (a)	210,500	92
Philippine Long Distance Telephone Co. (a)	1,300	23

		436

Singapore 2.5%
City Developments Ltd.	63,000	224
Singapore Exchange Ltd.	267,000	266
Singapore Press Holdings Ltd.	12,200	136

		626

South Korea 7.9%
Hanaro Telecom, Inc. (a)	92,467	253
LG Chemical Ltd. (a)	4,080	188
Neowiz Corp.	5,941	248
Samsung Electronics Co., Ltd.	1,150	237
Samsung Securities Co., Ltd. (a)	10,490	225
Shinhan Financial Group Co., Ltd. (a)	15,550	249
Shinsegae Co., Ltd. (a)	840	204
SK Telecom Co., Ltd. SP - ADR	6,500	121
Ssangyong Motor Co. (a)	31,980	276

		2,001

Taiwan 11.9%
Acer, Inc. SP - GDR	1,425	11
Advanced Semiconductor Engineering, Inc. (a)	269,700	277
Asustek Computer, Inc.	4,000	9
Cathay Financial Holding Co.	157,000	236
Cheng Loong Corp.	701,000	241
Compeq Manufacturing Co., Ltd. (a)	427,000	225
Eva Airways Corp. (a)	716,783	292
Fubon Financial Holding Co., Ltd.	196,000	188
Giant Manufacturing Co.	178,000	216
Largan Precision Co., Ltd.	14,900	145
Nanya Technology Corp. (a)	210	0
Phihong Technology Co.	384,000	224
Phoenix Precision Technology Corp. (a)	336,000	264
Taiwan Styrene Monomer Corp.	259,700	252
United Microelectronics Corp. SP - ADR (a)	42,500	210
Yuanta Core Pacific Securities Co.	381,000	228

		3,018

Thailand 2.6%
Bank of Ayudhya Public Company Ltd.	792,200	$282
Thai Airways International Public Co. (b)	92,000	106
United Securities Public Company Ltd. (a)	381,200	160
United Securities Public Company Ltd. - Foreign (a) (b)	246,700	103

		651

Total Common Stocks (Cost $21,051)		24,013

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank
0.800% due 01/02/2004	$879	879
(Dated 12/31/2003. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $900. Repurchase proceeds are $879.)

Total Short-Term Instruments (Cost $879)		879

Total Investments 98.2% (Cost $21,930)		$24,892
Other Assets and Liabilities (Net) 1.8%		457

Net Assets 100.0%		$25,349

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $804, which is 3.17% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of InfosysTechnologies Ltd. for every warrant held at $0.00001 until January 17, 2007.

(d) The warrants entitle the Fund to purchase 1 share of Hindustan Lever Ltd. for every warrant held at $0.0001 until February 19, 2004.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Schedule of Investments

NACM Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.1%
Aerospace 1.0%
Raytheon Co.	1,000	$30

Capital Goods 7.6%
3M Co.	900	77
ITT Industries, Inc.	700	52
Textron, Inc.	800	46
Tyco International Ltd.	1,500	40
Weatherford International, Inc. (a)	700	25

		240

Communications 3.3%
BellSouth Corp.	1,000	28
SBC Communications, Inc.	1,300	34
Verizon Communications, Inc.	1,200	42

		104

Consumer Discretionary 3.0%
Federated Department Stores, Inc.	900	42
TJX Companies., Inc.	2,400	53

		95

Consumer Services 7.8%
Comcast Corp. ‘A’ (a)	900	30
McDonald’s Corp.	1,100	27
Time Warner, Inc. (a)	5,000	90
Viacom, Inc. ‘B’	1,500	67
Walt Disney Co.	1,300	30

		244

Consumer Staples 5.2%
Altria Group, Inc.	300	16
Fortune Brands, Inc.	500	36
Kimberly-Clark Corp.	600	35
PepsiCo, Inc.	800	37
Procter & Gamble Co.	400	40

		164

Energy 10.5%
Apache Corp.	515	42
ChevronTexaco Corp.	900	78
ConocoPhillips	1,327	87
Exxon Mobil Corp.	2,300	94
Kerr-McGee Corp.	600	28

		329

Financial & Business Services 32.1%
Allstate Corp.	1,500	65
Ambac Financial Group, Inc.	500	35
American Express Co.	900	43
American International Group, Inc.	2,200	146
Bank of New York Co., Inc.	900	30
Citigroup, Inc.	2,800	136
FleetBoston Financial Corp.	3,000	131
J.P. Morgan Chase & Co.	3,300	121
Morgan Stanley Dean Witter & Co.	1,300	75
North Fork Bancorp., Inc.	800	32
Travelers Property Casualty Corp. ‘A’	1,738	29
Washington Mutual, Inc.	1,000	40
Wells Fargo & Co.	2,100	124

		1,007

Healthcare 9.4%
Abbott Laboratories, Inc.	1,300	61
Jefferson-Pilot Corp.	600	30
Pfizer, Inc.	2,300	81
WellPoint Health Networks, Inc. (a)	600	58
Wyeth	1,500	64

		294

Materials & Processing 2.0%
International Paper Co.	400	17
Praxair, Inc.	1,200	46

		63

Technology 10.4%
Hewlett-Packard Co.	2,000	46
Honeywell International, Inc.	1,700	57
IBM Corp.	600	56
Lucent Technologies, Inc. (a)	6,300	18
Microsoft Corp.	3,000	83
Motorola, Inc.	3,300	46
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	1,900	19

		325

Utilities 3.8%
Dominion Resources, Inc.	500	32
FPL Group, Inc.	400	26
PPL Corp.	400	18
Public Service Enterprise Group, Inc.	500	22
TXU Corp.	900	21

		119

Total Common Stocks (Cost $2,566)		3,014

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.0%
Repurchase Agreement 7.0%
State Street Bank
0.800% due 01/02/2004	$219	219
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.500% due 06/17/2005 valued at $225. Repurchase proceeds are $219.)

Total Short-Term Instruments (Cost $219)		219

Total Investments 103.1% (Cost $2,785)		$3,233
Other Assets and Liabilities (Net) (3.1%)		(97)

Net Assets 100.0%		$3,136

Notes to Schedule of Investments:

(a) Non-income producing security.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Nicholas-Applegate Capital Management Funds. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized

12.31.03  |  PIMCO Funds Semi-Annual Report    25

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund — $237; NACM International Fund — $3,413; and NACM Pacific Rim Fund — $20,493.

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) to manage each Fund’s investments.

The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the NACM Growth and NACM Value Funds; 0.65% for the NACM Flex-Cap Value Fund; 0.70% for the NACM Global and NACM International Funds; and 0.90% for the NACM Pacific Rim Fund.

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.30% for the NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.40% for the NACM Global Fund; and 0.50% for the NACM International and NACM Pacific Rim Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.60% for the NACM Global Fund; and 0.70% for the NACM International and NACM Pacific Rim Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.70% for the NACM Pacific Rim Fund. The Administration Fee for Class R is charged at the annual rate of 0.60% for the NACM Global Fund; and 0.70% for the NACM International Fund.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

26    PIMCO Funds Semi-Annual Report  |  12.31.03

The Fund’s Redemption Fee rates are as follows:

Funds	Rate

NACM Global, NACM International and NACM Pacific Rim Funds	2.00%
All Other Funds	1.00	%*

*	The Redemption Fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees. As of December 31, 2003, there were no redemption fees paid.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $72,005 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors have agreed to waive a portion of the NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International and NACM Value Funds’ administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49

12.31.03  |  PIMCO Funds Semi-Annual Report    27

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class	Class A	Class B	Class C	Class D	Class R

NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	1.41%	—
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NACM Flex-Cap Value Fund	$3,547	$1,737
NACM Global Fund	3,508	2,426
NACM Growth Fund	2,305	1,466
NACM International Fund	5,378	4,034
NACM Pacific Rim Fund	22,221	7,583
NACM Value Fund	1,539	484

5. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statements purposes. The net unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

NACM Flex-Cap Value Fund	$553	$(1)	$552
NACM Global Fund	332	(13)	319
NACM Growth Fund	251	(9)	242
NACM International Fund	949	(20)	929
NACM Pacific Rim Fund	3,218	(256)	2,962
NACM Value Fund	451	(3)	448

28    PIMCO Funds Semi-Annual Report  |  12.31.03

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Flex-Cap Value Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	95	$950

Administrative Class	0	0	1	10

Other Classes	163	2,163	28	324

Issued as reinvestment of distributions
Institutional Class	3	45	2	21

Administrative Class	0	0	0	0

Other Classes	3	52	0	2

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(13)	(191)	(12)	(137)

Net increase resulting from Fund share transactions	156	$2,069	114	$1,170

	NACM Global Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	95	$949

Administrative Class	0	0	1	10

Other Classes	118	1,521	20	224

Issued as reinvestment of distributions
Institutional Class	7	95	0	5

Administrative Class	0	1	0	0

Other Classes	5	75	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(28)	(356)	(1)	(15)

Net increase resulting from Fund share transactions	102	$1,336	115	$1,173

	NACM Growth Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	95	$949

Administrative Class	0	0	1	10

Other Classes	95	1,104	37	405

Issued as reinvestment of distributions
Institutional Class	1	12	0	0

Administrative Class	0	0	0	0

Other Classes	0	10	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(26)	(312)	(4)	(49)

Net increase resulting from Fund share transactions	70	$814	129	$1,315

	NACM International Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	287	$2,870

Administrative Class	0	0	1	10

Other Classes	199	2,226	144	1,384

Issued as reinvestment of distributions
Institutional Class	1	11	5	49

Administrative Class	0	0	0	0

Other Classes	0	2	0	1

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(71)	(801)	(54)	(532)

Net increase (decrease) resulting from Fund share transactions	129	$1,438	383	$3,782

	NACM Pacific Rim Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7	$59	878	$5,007

Administrative Class	0	0	0	0

Other Classes	3,803	29,084	428	2,487

Issued as reinvestment of distributions
Institutional Class	0	0	9	68

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	(1,585)	(9,106)

Administrative Class	0	0	0	0

Other Classes	(1,763)	(13,428)	(363)	(2,134)

Net increase (decrease) resulting from Fund share transactions	2,047	$15,715	(633)	$(3,678)

	NACM Value Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	95	$950

Administrative Class	0	0	1	10

Other Classes	95	1,201	54	619

Issued as reinvestment of distributions
Institutional Class	3	33	1	16

Administrative Class	0	0	0	0

Other Classes	3	34	0	1

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	(10)	(133)	(7)	(74)

Net increase (decrease) resulting from Fund share transactions	91	$1,135	144	$1,522

PIMCO Funds Semi-Annual Report  |  12.31.03    29

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

7. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

30    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Nicholas - Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

This page is not part of the report.

PIMCO

ADVISORS

RCM Funds Semi-Annual Report

December 31, 2003

U.S. Stock Funds

RCM LARGE-CAP GROWTH FUND

RCM TAX-MANAGED GROWTH FUND

RCM MID-CAP FUND

Global Stock Funds

RCM GLOBAL SMALL-CAP FUND

RCM GLOBAL TECHNOLOGY FUND

International Stock Fund

RCM INTERNATIONAL GROWTH EQUITY FUND

Institutional and Administrative Share Classes

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

The RCM Funds are part of the PIMCO Funds:

Multi-Manager Series Trust.

2    PIMCO RCM Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO RCM Funds Semi-Annual Report  |  12.31.03    3

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. and non-U.S. small capitalization equity securities, predominantly in Western Europe, the U.S. and Japan.

•	The Fund’s Institutional Class Shares had a total return of 32.87% for the six-month period ended December 31, 2003. This result slightly outpaced the 30.02% return of the benchmark, the MSCI World Small-Cap Index.

•	Small-cap stocks continued to outperform larger cap stocks in most major markets globally, as strong profit growth, accommodative monetary and fiscal policies and a clear stabilization in the world economy increased investor risk appetite. As a result of the strong relative performance, however, small-caps are currently no longer as compellingly cheap in markets such as Japan, France and Germany as RCM believed they were a few years ago.

•	From a sector perspective, technology stocks helped returns while an underweight in consumer discretionary stocks detracted from returns.

•	One of the Fund’s larger positions in non-Japan Asia was Philippine Long Distance Telephone, a provider of domestic and international long distance and cellular telephone services. The portfolio benefited from this exposure as the company experienced earnings growth due to an increase in cellular phone penetration along with cost cutting. Brilliance China Automotive was one of the Fund’s largest holdings directly tied to China’s burgeoning economy. This stock also performed well. The company recently entered into a joint venture with BMW to produce the 3 Series in China for sale into their domestic market.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 12/31/96)	32.87%	57.28%	11.40%	—	14.43%

MSCI World Small-Cap Index	30.02%	58.39%	10.77%	—	—

Lipper Global Small Cap Fund Average	26.60%	46.05%	6.57%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO RCM Funds Semi-Annual Report  |  12.31.03

A GLOBAL SECTOR - RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. and non-U.S. technology- related companies.

•	The Fund’s Institutional Class Shares had a total return of 25.16% for the six-month period ended December 31, 2003. This result slightly trailed the 26.34% return of the Fund’s benchmark, the Goldman Sachs Technology Index.

•	Performance lagged primarily in the fourth quarter due to stock selection, as some of the stocks in the fund experienced profit-taking after their run-up during the third quarter. News from the semiconductor industry continued to be quite positive, and telecommunications companies began to experience better orders. A slow start to the critical Christmas selling season seemed to trigger the climax of the mini correction, and as the quarter ended, most stocks resumed their upturn.

•	Large exposure to Asian companies, which helped performance in the third quarter, hurt the Fund in the fourth quarter. In particular, Taiwanese semiconductor stocks owned in the Fund, such as Taiwan Semiconductor, were down in the fourth quarter, while Chinese portals, such as Netease.com and Sohu.com, also declined. Many of the Fund’s Japanese holdings also experienced weakness, as a run-up leading into the election-period was followed by significant profit-taking as investors contemplated whether the re-elected government would continue to try to stimulate growth.

•	One area of the Fund that performed well was software. The Fund sold off its exposure to Microsoft, while it maintained large positions in Linux providers such as Novell and Red Hat. The latter reported an excellent quarter and was up over 80% for the period. Other software companies such as SAP, Retek and Siebel Systems also did well.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year		10 year	Inception

Institutional Class Shares (Inception 12/27/95)	25.16%	69.08%		8.20%	—	18.34%

Goldman Sachs Technology Index	26.34%	53.66%	–	5.21%	—	—

Lipper Science & Technology Fund Average	24.77%	55.75%	–	2.78%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO RCM Funds Semi-Annual Report  |  12.31.03    5

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Institutional Class Shares had a total return of 24.48% for the six-month period ended December 31, 2003. This compared to the 26.70% return of the benchmark, the MSCI EAFE Index.

•	In Europe, the Bank of England was the first of the four major global central banks to raise interest rates, with a 0.25% increase in the fourth quarter. After posting a non-annualized GDP growth rate of 0.8% in the third quarter, the U.K. economy continued to recover in the fourth quarter. Even continental Europe showed signs of economic improvement, with both German and French GDP growth registering non-annualized third quarter gains of 0.2% and 0.4%.

•	In Asia, Japanese GDP grew by 0.3% during the third quarter and the government has forecasted a third year of expansion for the fiscal year starting in April of 2004.

•	Both the third and fourth quarters were marked by the significant out-performance of low-quality (i.e., low price/book and interest coverage ratios) stocks. Because RCM adhered to the Fund’s discipline of purchasing higher-quality growth companies, its performance lagged the MSCI EAFE Index.

•	Top-performing positions included BHP Billiton, an Australian diversified natural resources company specializing in many hard assets such as coal, iron ore and liquefied natural gas. Puma AG, a German designer and manufacturer of sporting goods, also helped performance.

•	Holdings that detracted from returns included Biovail, a Canadian pharmaceutical company engaged in drug delivery technology, and Sohu.com, a Chinese internet portal company which had previously been a strong performer. Both companies were ultimately sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year		10 year	Inception

Institutional Class Shares (Inception 5/22/95)	24.48%	33.16%	–	3.78%	—	4.90%

Administrative Class Shares (Inception 2/05/02)	24.36%	32.34%		—	—	4.54%

MSCI EAFE Index	26.70%	39.16%		0.27%	—	—

MSCI All-Country World Free Ex-U.S. Index	27.27%	41.40%		1.54%	—	—

Lipper International Fund Average	23.93%	34.74%		1.29%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO RCM Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate market capitalization of at least $3 billion.

•	The Fund’s Institutional Class Shares had a total return of 9.59% for the six-month ended December 31, 2003. This result trailed the Fund’s benchmark, the S&P 500 Index, which returned 15.14% for the same time period.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated in the rally to a lesser extent. Corporate profits soared during the third quarter reflecting both lower labor costs and improving volumes. Manufacturing activity confirmed the strength and the ISM Purchasing Managers’ Index grew for its sixth straight month in December, turning in its best performance in 20 years.

•	The portfolio benefited from good stock selection in telecommunications services and from underweighting utilities. Specific holdings which helped performance were United Technologies and Accenture, which reported improving earnings and positive business outlooks for the coming quarter.

•	The portfolio was held back by overweight positions in healthcare and consumer staples and underexposure to consumer discretionary. Toward the end of the period, the portfolio increased its weighting in information technology (in companies such as Oracle and eBay) and consumer discretionary (Starbucks and News Corp.) while trimming consumer staples (Anheuser-Busch, Colgate-Palmolive) and healthcare (Merck & Co.).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year		10 year	Inception

Institutional Class Shares (Inception 12/31/96)	9.59%	18.82%	–	1.06%	—	8.79%

Administrative Class Shares (Inception 2/05/02)	9.47%	18.70%		—	—	8.54%

S&P 500 Index	15.14%	28.68%	–	0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–	3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO RCM Funds Semi-Annual Report  |  12.31.03    7

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of small-to-medium sized U.S. companies with market capitalizations comparable to those of the companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Institutional Class Shares had a total return of 13.88% for the six-month period ended December 31, 2003. This compares to a 20.19% return for its benchmark, the Russell Mid-Cap Growth Index.

•	Mid-cap stock indexes outperformed large-cap indexes in both quarters. Gains were broad based, although the rally was nevertheless skewed towards stocks with speculative characteristics, while stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed.

•	Benchmark relative performance was held back largely as a result of the Fund’s underweight in technology stocks and overweight in energy stocks. The Fund also emphasized larger companies with more reliable earnings streams, which likewise detracted from returns. The Fund’s benchmark relative performance was better in the later part of the period, reflecting both adjustments undertaken to increase the Fund’s economic sensitivity as well as changes in market sentiment toward certain groups of stocks. The market finally began to reward energy stocks for their strong fundamentals after lackluster performance throughout most of 2003.

•	RCM added to industrial/capital goods stocks, including new positions in Goodrich Corporation (GR) and in Ingersoll Rand (IR). Goodrich is a supplier of components, systems and services to the commercial aviation and global military markets. Other stocks in this category included two top holdings, Danaher Corporation (DHR) and SPX Corporation (SPW).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year	10 year	Inception

Institutional Class Shares (Inception 11/06/79)	13.88%	28.65%	2.99%	9.72%	15.96%

Administrative Class Shares (Inception 2/05/02)	14.01%	28.26%	—	—	15.65%

Russell Mid-Cap Growth Index	20.19%	42.72%	2.01%	9.41%	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	2.27%	7.72%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO RCM Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The portfolio management team implements numerous tax strategies to limit distributions for tax sensitive investors.

•	The Fund’s Institutional Class Shares generated a total return of 11.47% for the six-month period ended December 31, 2003. This result trailed the 15.14% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated to a lesser extent.

•	The portfolio benefited from good stock selection in the telecommunication services and consumer discretionary sectors. Specific holdings which helped performance were United Technologies and Harman International, both of which reported improving earnings and positive business outlooks for the coming quarter.

•	The portfolio suffered from overweight positions in healthcare and energy, and underexposure to financials, which generally performed well during the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 Month	1 year	5 year		10 year	Inception

Institutional Class Shares (Inception 12/30/98)	11.47%	20.20%		1.49%	—	1.49%

after taxes on distributions	—	20.20%		1.36%	—	1.36%

after taxes on distributions & redemptions of Fund shares	—	13.13%		1.20%	—	1.20%

S&P 500 Index	15.14%	28.68%	–	0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–	3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO RCM Funds Semi-Annual Report  |  12.31.03    9

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the actual share class to the present unless otherwise indicated and assume that all dividend and capital gain distributions were reinvested on the payable date. Except for RCM Tax-Managed, returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Fund: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-800-927-4648.

Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

10    PIMCO RCM Funds Semi-Annual Report  |  12.31.03

(This Page Intentionally Left Blank)

12.31.03  |  PIMCO Funds Semi-Annual Report    11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RCM Global Small-Cap Fund
Institutional Class
12/31/2003 +	$13.66	$(0.06	)(a)	$4.55	(a)	$4.49	$0.00	$0.00	$0.00

06/30/2003	13.27	(0.06	)(a)	0.41	(a)	0.35	0.00	0.00	0.00

06/30/2002	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00	0.00

01/01/2001 - 06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00	0.00

12/31/2000	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)	0.00

12/31/1999	12.37	(0.17	)(a)	12.96	(a)	12.79	0.00	(1.78)	0.00

12/31/1998	11.09	(0.13	)(a)	2.23	(a)	2.10	0.00	(0.82)	0.00

RCM Global Technology Fund
Institutional Class
12/31/2003 +	$24.60	$(0.18	)(a)	$6.37	(a)	$6.19	$0.00	$0.00	$0.00

06/30/2003	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00	0.00

06/30/2002	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00	0.00

01/01/2001 - 06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00	0.00

12/31/2000	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)	0.00

12/31/1999	21.40	(0.35	)(a)	39.54	(a)	39.19	0.00	(1.38)	0.00

12/31/1998	13.69	(0.16	)(a)	8.44	(a)	8.28	0.00	(0.57)	0.00

RCM International Growth Equity Fund
Institutional Class
12/31/2003 +	$7.52	$0.00	(a)	$1.84	(a)	$1.84	$(0.12)	$0.00	$0.00

06/30/2003	8.34	0.06	(a)	(0.88	)(a)	(0.82)	(0.06)	0.00	0.00

06/30/2002	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00	0.00

01/01/2001 - 06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00	0.00

12/31/2000	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)	0.00

12/31/1999	14.98	0.02	(a)	8.91	(a)	8.93	(0.17)	(1.40)	0.00

12/31/1998	13.70	0.06	(a)	1.80	(a)	1.86	(0.23)	(0.35)	0.00

Administrative Class
12/31/2003 +	7.46	(0.01	)(a)	1.82	(a)	1.81	(0.10)	0.00	0.00

06/30/2003	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00	0.00

02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00	0.00

RCM Large-Cap Growth Fund
Institutional Class
12/31/2003 +	$10.95	$0.03	(a)	$1.02	(a)	$1.05	$(0.05)	$0.00	$0.00

06/30/2003	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00	(0.01)

06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00	0.00

01/01/2001 - 06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00	0.00

12/31/2000	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)	0.00

12/31/1999	16.14	(0.05	)(a)	6.95	(a)	6.90	0.00	(3.97)	0.00

12/31/1998	12.53	(0.02	)(a)	5.51	(a)	5.49	(0.01)	(1.87)	0.00

Administrative Class
12/31/2003 +	10.94	0.02	(a)	1.02	(a)	1.04	(0.04)	0.00	0.00

06/30/2003	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00	0.00

02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.

12    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)

RCM Global Small-Cap Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$18.15	32.87%	$11,739

06/30/2003	0.00	0.04	13.66	2.94	3,964

06/30/2002	0.00	0.00	13.27	(18.09)	5,354

01/01/2001 - 06/30/2001	0.00	0.00	16.21	(13.09)	10,618

12/31/2000	(1.50)	0.00	18.63	(13.88)	17,804

12/31/1999	(1.78)	0.00	23.38	104.63	24,073

12/31/1998	(0.82)	0.00	12.37	19.29	5,479

RCM Global Technology Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$30.79	25.16%	$194,181

06/30/2003	0.00	0.00	24.60	18.96	105,151

06/30/2002	0.00	0.00	20.68	(36.68)	116,387

01/01/2001 - 06/30/2001	0.00	0.00	32.64	(35.10)	204,755

12/31/2000	(0.43)	0.00	50.33	(14.33)	366,353

12/31/1999	(1.38)	0.00	59.21	182.95	197,897

12/31/1998	(0.57)	0.00	21.40	61.05	18,558

RCM International Growth Equity Fund
Institutional Class
12/31/2003 +	$(0.12)	$0.00	$9.24	24.48%	$34,136

06/30/2003	(0.06)	0.06	7.52	(9.02)	20,803

06/30/2002	(0.25)	0.00	8.34	(22.56)	72,858

01/01/2001 - 06/30/2001	0.00	0.00	11.07	(20.09)	182,271

12/31/2000	(2.49)	0.00	13.84	(26.76)	225,278

12/31/1999	(1.57)	0.00	22.34	60.66	285,561

12/31/1998	(0.58)	0.00	14.98	13.81	121,975

Administrative Class
12/31/2003 +	(0.10)	0.00	9.17	24.36	403

06/30/2003	(0.03)	0.00	7.46	(10.01)	482

02/05/2002 - 06/30/2002	0.00	0.00	8.33	0.12	12,166

RCM Large-Cap Growth Fund
Institutional Class
12/31/2003 +	$(0.05)	$0.00	$11.95	9.59%	$319,557

06/30/2003	(0.04)	0.00	10.95	0.41	276,210

06/30/2002	(0.02)	0.00	10.95	(22.68)	173,021

01/01/2001 - 06/30/2001	0.00	0.00	14.18	(16.05)	56,196

12/31/2000	(0.61)	0.00	16.89	(8.37)	41,741

12/31/1999	(3.97)	0.00	19.07	44.84	14,898

12/31/1998	(1.88)	0.00	16.14	44.11	7,935

Administrative Class
12/31/2003 +	(0.04)	0.00	11.94	9.47	82,848

06/30/2003	(0.03)	0.00	10.94	0.30	77,886

02/05/2002 - 06/30/2002	0.00	0.00	10.94	(11.06)	18,216

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

RCM Global Small-Cap Fund
Institutional Class
12/31/2003 +	1.40	%*	1.40	%*	(0.78)%*	63%

06/30/2003	1.41	(g)	1.41	(g)	(0.47)	183

06/30/2002	1.61		2.46		(1.04)	326

01/01/2001 - 06/30/2001	1.50	*	2.26	*	(1.06)*	134

12/31/2000	1.50		1.70		(0.84)	202

12/31/1999	1.50		4.10		(1.13)	162

12/31/1998	1.75		3.86		(1.03)	184

RCM Global Technology Fund
Institutional Class
12/31/2003 +	1.36	%(b)*	1.36	%(b)*	(1.23)%*	77%

06/30/2003	1.36	(b)	1.36	(b)	(0.92)	237

06/30/2002	1.29		1.29		(0.85)	343

01/01/2001 - 06/30/2001	1.15	*	1.15	*	(0.04)*	386

12/31/2000	1.21		1.21		(0.26)	451

12/31/1999	1.50		1.50		(1.02)	119

12/31/1998	1.75		2.49		(0.99)	266

RCM International Growth Equity Fund
Institutional Class
12/31/2003 +	1.05	%(c)*	1.05	%(c)*	0.07%*	55%

06/30/2003	1.09	(c)	1.09	(c)	0.83	86

06/30/2002	1.08		1.17		0.17	261

01/01/2001 - 06/30/2001	1.00	*	1.04	*	0.62 *	84

12/31/2000	1.00		1.00		(0.04)	162

12/31/1999	1.00		1.06		0.12	140

12/31/1998	1.00		1.06		0.37	84

Administrative Class
12/31/2003 +	1.30	(e)*	1.30	(e)*	(0.18)*	55

06/30/2003	1.36	(e)	1.36	(e)	0.24	86

02/05/2002 - 06/30/2002	1.42	*	1.42	*	1.19 *	261

RCM Large-Cap Growth Fund
Institutional Class
12/31/2003 +	0.76	%(d)*	0.76	%(d)*	0.52%*	37%

06/30/2003	0.75		0.75		0.58	25

06/30/2002	0.75		0.83		0.33	36

01/01/2001 - 06/30/2001	0.75	*	1.05	*	0.16 *	19

12/31/2000	0.88		1.37		(0.13)	42

12/31/1999	0.95		2.45		(0.26)	109

12/31/1998	0.95		3.04		(0.11)	100

Administrative Class
12/31/2003 +	1.01	(f)*	1.01	(f)*	0.27 *	37

06/30/2003	1.00		1.00		0.36	25

02/05/2002 - 06/30/2002	1.00	*	1.00	*	(0.05)*	36

(d)	Ratio of expenses to average net assets excluding trustee’s expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(f)	Ratio of expenses to average net assets excluding trustee’s expense is 1.00%.
(g)	Ratio of expenses to average net assets excluding trustee’s expense is 1.40%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    13

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Realized Capital Gains

RCM Mid-Cap Fund
Institutional Class
12/31/2003 +	$2.09	$0.00	(a)	$0.29	(a)	$0.29	$0.00

06/30/2003	2.01	(0.01	)(a)	0.09	(a)	0.08	0.00

06/30/2002	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00

01/01/2001 - 06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00

12/31/2000	8.02	(0.04	)(a)	0.20	(a)	0.16	(4.85)

12/31/1999	5.87	(0.01	)(a)	3.42	(a)	3.41	(1.26)

12/31/1998	6.23	0.00	(a)	0.81	(a)	0.81	(1.17)

Administrative Class
12/31/2003 +	2.07	(0.01	)(a)	0.30	(a)	0.29	0.00

06/30/2003	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00

02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00

RCM Tax-Managed Growth Fund
Institutional Class
12/31/2003 +	$9.50	$0.01	(a)	$1.08	(a)	$1.09	$0.00

06/30/2003	9.45	0.03	(a)	0.02	(a)	0.05	0.00

06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00

01/01/2001 - 06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00

12/31/2000	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00

12/31/1999	10.00	(0.06	)(a)	5.28	(a)	5.22	(0.23)

12/30/1998 - 12/31/1998	10.00	0.00	(a)	0.00	(a)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 0.77%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 1.02%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 0.90%.

14    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)

RCM Mid-Cap Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$2.38	13.88%	$240,300

06/30/2003	0.00	0.00	2.09	3.98	224,615

06/30/2002	0.00	0.00	2.01	(27.70)	350,827

01/01/2001 - 06/30/2001	0.00	0.00	2.78	(16.52)	773,592

12/31/2000	(4.85)	0.00	3.33	1.25	890,883

12/31/1999	(1.26)	0.00	8.02	60.18	1,357,489

12/31/1998	(1.17)	0.00	5.87	15.06	975,263

Administrative Class
12/31/2003 +	0.00	0.00	2.36	14.01	10

06/30/2003	0.00	0.00	2.07	3.50	9

02/05/2002 - 06/30/2002	0.00	0.00	2.00	(12.28)	9

RCM Tax-Managed Growth Fund
Institutional Class
12/31/2003 +	$0.00	$0.00	$10.59	11.47%	$3,207

06/30/2003	0.00	0.00	9.50	0.53	3,041

06/30/2002	0.00	0.00	9.45	(19.98)	2,825

01/01/2001 - 06/30/2001	0.00	0.18	11.81	(14.30)	4,298

12/31/2000	0.00	0.00	13.78	(8.07)	25,774

12/31/1999	(0.23)	0.00	14.99	52.44	1,499

12/30/1998 - 12/31/1998	0.00	0.00	10.00	0.00	1,000

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

RCM Mid-Cap Fund
Institutional Class
12/31/2003 +	0.78	%(b)*	0.78	%(b)*	(0.36)%*	71%

06/30/2003	0.78	(b)	0.78	(b)	(0.46)	132

06/30/2002	0.77		0.81		(0.47)	142

01/01/2001 - 06/30/2001	0.77	*	0.79	*	(0.27)*	76

12/31/2000	0.00		0.76		(0.41)	193

12/31/1999	0.00		0.77		(0.22)	198

12/31/1998	0.00		0.76		(0.01)	168

Administrative Class
12/31/2003 +	1.03	(c)*	1.03	(c)*	(0.60)*	71

06/30/2003	1.04	(c)	1.04	(c)	(0.69)	132

02/05/2002 - 06/30/2002	1.02	*	1.02	*	(0.86)*	142

RCM Tax-Managed Growth Fund
Institutional Class
12/31/2003 +	0.91	%(d)*	0.91	%(d)*	0.19%*	80%

06/30/2003	0.91	(d)	0.91	(d)	0.28	74

06/30/2002	1.14		2.47		(0.10)	68

01/01/2001 - 06/30/2001	1.25	*	2.06	*	(0.31)*	40

12/31/2000	1.25		1.58		(0.58)	85

12/31/1999	1.25		14.36		(0.47)	43

12/30/1998 - 12/31/1998	0.00		0.00		0.00	0

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    15

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

Assets:
Investments, at value	$38,762	$461,418	$86,767	$543,311	$242,166	$36,918

Cash	1,391	6,493	1,833	1	2,519	1

Foreign currency, at value	27	0	845	0	0	0

Receivable for investments sold	0	5,484	0	450	3,694	92

Receivable for Fund shares sold	1,026	1,455	193	2,448	3,699	75

Interest and dividends receivable	18	79	144	405	164	32

	41,224	474,929	89,782	546,615	252,242	37,118

Liabilities:
Payable for investments purchased	$49	$0	$0	$11,385	$3,064	$400

Payable for Fund shares redeemed	1,593	8,135	2,404	284	2,868	24

Accrued investment advisory fee	32	389	37	204	101	19

Accrued administration fee	17	200	47	158	66	15

Accrued distribution fee	8	9	26	24	2	11

Accrued servicing fee	6	60	11	28	2	7

Other liabilities	5	2	9	5	0	1

	1,710	8,795	2,534	12,088	6,103	477

Net Assets	$39,514	$466,134	$87,248	$534,527	$246,139	$36,641

Net Assets Consist of:
Paid in capital	$46,818	$943,759	$215,679	$542,672	$612,690	$43,678

Undistributed (overdistributed) net investment income	(162)	(3,072)	(588)	10	(452)	(49)

Accumulated undistributed net realized (loss)	(13,229)	(592,654)	(146,067)	(63,290)	(396,965)	(8,167)

Net unrealized appreciation	6,087	118,101	18,224	55,135	30,866	1,179

	$39,514	$466,134	$87,248	$534,527	$246,139	$36,641

Net Assets:
Institutional Class	$11,739	$194,181	$34,136	$319,557	$240,300	$3,207

Administrative Class	0	0	403	82,848	10	0

Other Classes	27,775	271,953	52,709	132,122	5,829	33,434

Shares Issued and Outstanding:
Institutional Class	647	6,307	3,693	26,731	100,904	303

Administrative Class	0	0	44	6,937	4	0

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$18.15	$30.79	$9.24	$11.95	$2.38	$10.59

Administrative Class	0.00	0.00	9.17	11.94	2.36	0.00

Cost of Investments Owned	$32,670	$343,317	$68,561	$488,176	$211,301	$32,447

Cost of Foreign Currency Held	$27	$0	$840	$0	$0	$0

16    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Statements of Operations

Amounts in thousands	RCM Global Small-Cap Fund Six Months Ended December 31, 2003 (Unaudited)	RCM Global Technology Fund Six Months Ended December 31, 2003 (Unaudited)	RCM International Growth Equity Fund Six Months Ended December 31, 2003 (Unaudited)	RCM Large-Cap Growth Fund Six Months Ended December 31, 2003 (Unaudited)	RCM Mid-Cap Fund Six Months Ended December 31, 2003 (Unaudited)	RCM Tax-Managed Growth Fund Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$11	$109	$37	$51	$30	$6

Dividends, net of foreign taxes	67	154	401	3,132	481	128

Total Income	78	263	438	3,183	511	134

Expenses:
Investment advisory fees	124	1,959	194	1,118	566	70

Administration fees	68	1,013	244	861	369	54

Distribution and/or servicing fees - Administrative Class	0	0	1	103	0	0

Distribution and/or servicing fees - Other Classes	47	349	198	186	17	58

Trustees’ fees	1	14	3	21	11	1

Interest expense	0	0	15	0	0	0

Total Expenses	240	3,335	655	2,289	963	183

Net Investment Income (Loss)	(162)	(3,072)	(217)	894	(452)	(49)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,840	57,714	57	(5,351)	21,804	2,149

Net realized gain on options	0	1,068	0	0	0	0

Net realized gain on foreign currency transactions	335	584	2,540	0	0	0

Net change in unrealized appreciation on investments	4,298	21,342	14,987	49,897	9,958	410

Net change in unrealized (depreciation) on options	0	(5)	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	2	(4)	0	0	0

Net Gain	6,473	80,705	17,580	44,546	31,762	2,559

Net Increase in Assets Resulting from Operations	$6,311	$77,633	$17,363	$45,440	$31,310	$2,510

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    17

Statements of Changes in Net Assets

Amounts in thousands	RCM Global Small-Cap Fund		RCM Global Technology Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(162)	$(76)	$(3,072)	$(2,695)

Net realized gain (loss)	2,175	(1,531)	59,366	(55,817)

Net change in unrealized appreciation	4,298	1,596	21,339	98,233

Net increase (decrease) resulting from operations	6,311	(11)	77,633	39,721

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Tax basis return of capital
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	7,468	2,636	115,020	52,227

Administrative Class	0	0	0	0

Other Classes	23,658	20,896	118,312	98,081

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,524)	(3,867)	(55,670)	(75,920)

Administrative Class	0	0	0	0

Other Classes	(7,731)	(21,180)	(82,253)	(88,390)

Net increase (decrease) resulting from Fund share transactions	21,871	(1,515)	95,409	(14,002)

Fund Redemption Fee	2	12	23	35

Total Increase (Decrease) in Net Assets	28,184	(1,514)	173,065	25,754

Net Assets:
Beginning of period	11,330	12,844	293,069	267,315

End of period*	$39,514	$11,330	$466,134	$293,069

* Including undistributed (overdistributed) net investment income of:	$(162)	$0	$(3,072)	$0

18    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	RCM International Growth Equity Fund		RCM Large-Cap Growth Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(217)	$370	$894	$1,487

Net realized gain (loss)	2,597	(21,877)	(5,351)	(23,595)

Net change in unrealized appreciation	14,983	7,157	49,897	32,583

Net increase (decrease) resulting from operations	17,363	(14,350)	45,440	10,475

Distributions to Shareholders:
From net investment income
Institutional Class	(415)	(288)	(1,279)	(657)

Administrative Class	(5)	(15)	(246)	(50)

Other Classes	(465)	(247)	(276)	(192)

Tax basis return of capital
Institutional Class	0	0	0	(111)

Administrative Class	0	0	0	(9)

Other Classes	0	0	0	(32)

Total Distributions	(885)	(550)	(1,801)	(1,051)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	18,425	30,960	61,539	139,801

Administrative Class	0	330	13,260	69,199

Other Classes	48,949	170,100	52,456	76,881

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	403	229	1,182	722

Administrative Class	5	14	246	59

Other Classes	391	215	265	222

Cost of shares redeemed
Institutional Class	(11,275)	(74,549)	(45,652)	(42,159)

Administrative Class	(170)	(10,422)	(15,682)	(12,205)

Other Classes	(52,197)	(175,003)	(29,303)	(39,285)

Net increase (decrease) resulting from Fund share transactions	4,531	(58,126)	38,311	193,235

Fund Redemption Fee	33	313	9	22

Total Increase (Decrease) in Net Assets	21,042	(72,713)	81,959	202,681

Net Assets:
Beginning of period	66,206	138,919	452,568	249,887

End of period*	$87,248	$66,206	$534,527	$452,568

* Including undistributed (overdistributed) net investment income of:	$(588)	$514	$10	$917

Amounts in thousands	RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(452)	$(1,022)	$(49)	$(3)

Net realized gain (loss)	21,804	(45,491)	2,149	(632)

Net change in unrealized appreciation	9,958	39,934	410	706

Net increase (decrease) resulting from operations	31,310	(6,579)	2,510	71

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Tax basis return of capital
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	25,363	58,645	324	5,210

Administrative Class	0	0	0	0

Other Classes	3,059	8,430	5,512	5,399

Issued in reorganization
Institutional Class	0	0	501	0

Administrative Class	0	0	0	0

Other Classes	0	0	19,768	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(40,068)	(177,930)	(1,038)	(5,022)

Administrative Class	0	0	0	0

Other Classes	(3,534)	(7,580)	(2,028)	(1,536)

Net increase (decrease) resulting from Fund share transactions	(15,180)	(118,435)	23,039	4,051

Fund Redemption Fee	0	39	0	0

Total Increase (Decrease) in Net Assets	16,130	(124,975)	25,549	4,122

Net Assets:
Beginning of period	230,009	354,984	11,092	6,970

End of period*	$246,139	$230,009	$36,641	$11,092

* Including undistributed (overdistributed) net investment income of:	$(452)	$0	$(49)	$0

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    19

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.4%
Australia 1.0%
Macquarie Communications Infrastructure Group	145,000	$331
Virgin Blue Holdings Ltd. (a)	23,600	42

		373

Belgium 0.4%
Telindus Group NV (a)	17,500	174

Brazil 0.8%
Telesp Celular Particapacoes S.A. SP - ADR (a)	50,000	329

Canada 1.3%
Imax Corp. (a)	9,000	71
Ultra Petroleum Corp. (a)	17,500	431

		502

China 0.8%
Weiqiao Textile Co. (a)	253,500	320

Denmark 0.5%
Jyske Bank (a)	4,000	211

Finland 1.2%
TietoEnator Oyj (a)	17,500	479

France 3.6%
Atos Origin S.A. (a)	4,000	256
Financiere Marc de Lacharriere S.A.	4,500	165
Flamel Technologies S.A. SP - ADR (a)	7,000	188
GFI Informatique (a)	20,000	177
Havas S.A.	26,000	150
Pierre & Vacances (a)	4,800	484

		1,420

Germany 3.9%
Freenet.de AG (a)	2,800	200
Grenke Leasing AG (a)	10,000	221
Heidelberger Druckmaschinen AG (a)	6,000	233
SAP Systems Integration AG (a)	12,500	239
Software AG (a)	15,000	308
Technotrans AG (a)	22,500	331

		1,532

Hong Kong 4.5%
ASM Pacific Technology Ltd.	74,500	325
Brilliance China Automotive Holdings Ltd.	640,000	352
China Resources Power Holdings Co. (a)	896,000	415
Hysan Development Co.	250,000	386
Skyworth Digital Holdings Ltd.	1,250,000	312

		1,790

Indonesia 1.9%
PT Bank Rakyat Indonesia Tbk. (a)	2,882,000	428
PT Indocement Tunggal Prakarsa Tbk. (a)	1,230,000	310

		738

Ireland 0.5%
Icon PLC SP - ADR (a)	4,550	198

Israel 0.6%
Radware Ltd. (a)	8,800	240

Italy 2.7%
Caltagirone Editore SpA	45,000	390
Cassa di Risparmio di Firenze (a)	200,000	358
Davide Campari Milano SpA (a)	6,500	316

		1,064

Japan 17.5%
Arrk Corp. (a)	5,200	336
Chugoku Marine Paints Ltd. (a)	51,000	313
CKD Corp.	95,000	566
Daifuku Co. (a)	70,000	313
Fuji Machine Manufacturing Co.	27,500	$349
GOLDCREST Co. (a)	8,800	419
Japan Securities Finance Co. (a)	65,000	341
Makino Milling Machine Co. (a)	66,000	335
Mitsui Mining & Smelting Co. (a)	65,000	270
Moshi Moshi Hotline, Inc.	6,000	450
Nippon System Development Co. (a)	20,200	362
Okinawa Cellular Telephone Co.	60	372
Ricoh Leasing Co.	22,400	454
Round One Corp.	160	370
Ryohin Keikaku Co., Ltd.	12,600	426
Sakata Inx Corp.	70,000	220
Sumitomo Titanium Corp. (a)	20,050	289
Towa Corp. (a)	41,500	335
Union Tool Co.	12,500	412

		6,932

Malaysia 1.4%
O.Y.L. Industries Bhd.	25,600	246
Protasco Bhd. (a)	525,000	304

		550

Mexico 0.8%
Consorcio ARA, S.A. de C.V. (a)	120,000	298

Netherlands 2.7%
Brunel International NV (a)	35,000	216
Exact Holdings NV (a)	8,000	222
Stork NV (a)	12,500	248
Vedior NV - CVA (a)	25,000	391

		1,077

Philippines 1.1%
Philippine Long Distance Telephone Co. SP - ADR (a)	25,275	440

Spain 1.4%
Banco Pastor S.A.	9,000	276
Baron de Ley (a)	6,000	288

		564

Sweden 0.5%
Getinge AB (a)	19,200	184

Switzerland 0.5%
SEZ Holding AG (a)	6,000	206

Taiwan 1.5%
Nanya Technology Corp. SP - GDR (a)	40,900	276
Siliconware Precision Industries Co. (a)	75,000	77
Siliconware Precision Industries Co. SP - ADR (a)	45,075	232

		585

Thailand 1.8%
Lalin Property Public Co. (a)	1,226,500	341
TISCO Finance Public Co. (a)	415,700	383

		724

United Kingdom 3.4%
Aegis Group PLC	200,000	354
Bookham Technology PLC (a)	60,000	132
ICAP PLC	7,500	209
Informa Group PLC	35,000	201
Luminar PLC	30,000	219
Xansa PLC	150,000	228

		1,343

United States 34.1%
Affiliated Managers Group, Inc. (a)	5,000	348
Alliance Data Systems Corp. (a)	8,000	221
aQuantive, Inc. (a)	25,000	256
Avocent Corp. (a)	5,000	183
California Micro Devices Corp. (a)	17,500	160
Career Education Corp. (a)	5,000	200
Cooper Cos., Inc.	4,500	212
Cost Plus, Inc. (a)	2,600	107
Cray, Inc. (a)	25,000	248
Dot Hill Systems Corp. (a)	15,000	227
Evergreen Resources, Inc. (a)	6,000	$195
Extreme Networks, Inc. (a)	17,500	126
General Communication, Inc. ‘A’ (a)	35,000	304
Gen-Probe, Inc. (a)	8,000	292
GrafTech International Ltd. (a)	15,000	203
Grey Wolf, Inc. (a)	80,000	299
Inamed Corp. (a)	4,000	192
Investment Technology Group, Inc. (a)	17,500	283
Jarden Corp. (a)	10,000	273
Jones Lang LaSalle, Inc. (a)	7,000	145
Kellwood Co.	5,500	226
Key Energy Group, Inc.(a)	17,500	180
Kindred Healthcare, Inc. (a)	5,000	260
K-V Pharmaceutical Co. ‘A’ (a)	11,000	281
ManTech International Corp. ‘A’ (a)	11,000	274
Marvel Enterprises, Inc. (a)	13,000	378
Metal Management, Inc. (a)	12,500	462
MicroStrategy, Inc. ‘A’ (a)	3,500	184
Molina Healthcare, Inc. (a)	8,000	202
Nelnet, Inc. ‘A’ (a)	15,000	336
New Focus, Inc. (a)	28,000	141
Novell, Inc. (a)	24,000	252
NPS Pharmaceuticals, Inc. (a)	5,500	169
NVE Corp. (a)	3,500	180
ON Semiconductor Corp. (a)	45,000	290
OSI Pharmaceuticals, Inc. (a)	6,000	193
Red Hat, Inc. (a)	20,000	375
Redwood Trust, Inc.	4,500	229
Regis Corp.	8,000	316
Renal Care Group, Inc. (a)	5,500	227
Schnitzer Steel Industries, Inc. ‘A’	4,500	272
Select Comfort Corp. (a)	10,000	248
Sohu.com, Inc. (a)	9,200	276
Sonic Corp. (a)	7,500	230
Superconductor Technologies, Inc. (a)	12,500	70
The Cheesecake Factory, Inc. (a)	9,000	396
Trex Co., Inc. (a)	6,000	228
United Natural Foods, Inc. (a)	8,000	287
United PanAm Financial Corp. (a)	15,000	251
UNOVA, Inc.(a)	13,000	298
VCA Antech, Inc. (a)	17,500	542
Westcorp, Inc.	7,000	256
Wilson Greatbatch Technologies, Inc. (a)	6,000	254
Wintrust Financial Corp.	5,000	226

		13,463

Total Common Stocks (Cost $29,644)		35,736

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.7%
Repurchase Agreement 7.7%
State Street Bank
0.800% due 01/02/2004	$3,026	3,026
(Dated 12/31/2003. Collateralized by Freddie Mac 1.250% due 08/27/2004 valued at $3,091. Repurchase proceeds are $3,026.)

Total Short-Term Instruments (Cost $3,026)		3,026

Total Investments 98.1% (Cost $32,670)		$38,762
Other Assets and Liabilities (Net) 1.9%		752

Net Assets 100.0%		$39,514

Notes to Schedule of Investments:

(a) Non-income producing security.

20    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Global Technology Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.8%
Capital Goods 1.9%
Silicon Laboratories, Inc. (a)	146,240	$6,320
Tyco International Ltd.	99,450	2,635

		8,955

Communications 3.5%
Alcatel Alsthom SP - ADR (a)	356,210	4,577
Amdocs Ltd. (a)	293,300	6,593
Nokia Oyj SP - ADR (a)	294,450	5,006

		16,176

Consumer Discretionary 0.6%
Canon, Inc.	56,640	2,637

Consumer Services 3.7%
eBay, Inc. (a)	218,490	14,112
NetFlix, Inc. (a)	54,750	2,994

		17,106

Financial & Business Services 3.5%
Ameritrade Holding Corp. (a)	151,660	2,134
Doubleclick, Inc. (a)	763,170	7,800
Merrill Lynch Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(b)	4,000,200	3,426
Merrill Lynch Call Warrant (United Microelectronics Corp.) (a)(c)	1,608,000	3,237

		16,597

Technology 82.6%
Agilent Technologies, Inc. (a)	280,530	8,203
Amkor Technology, Inc. (a)	151,330	2,756
aQuantive, Inc. (a)	238,220	2,442
ASML Holding NV (a)	168,170	3,372
AU Optronics Corp. SP - ADR	279,100	3,327
Autodesk, Inc.	76,180	1,872
Cisco Systems, Inc. (a)	734,780	17,848
Citrix Systems, Inc. (a)	209,900	4,452
Cognizant Technology Solutions Corp. ‘A’ (a)	143,730	6,560
Computer Associates International, Inc.	146,710	4,011
Comverse Technology, Inc. (a)	833,020	14,653
Cypress Semiconductor Corp. (a)	326,510	6,974
Dell, Inc. (a)	133,110	4,520
Electronics for Imaging, Inc. (a)	91,680	2,386
Fairchild Semiconductor International, Inc. ‘A’ (a)	233,870	5,840
Foundry Networks, Inc. (a)	170,960	4,677
Hewlett-Packard Co.	250,540	5,755
Intel Corp.	113,520	3,655
Juniper Networks, Inc. (a)	25,500	476
Lexar Media, Inc. (a)	318,030	5,543
Marvell Technology Group Ltd. (a)	133,080	5,048
Mercury Interactive Corp. (a)	237,520	11,553
MicroStrategy, Inc. ‘A’ (a)	147,480	7,740
Motorola, Inc.	302,600	4,258
National Semiconductor Corp. (a)	366,550	14,446
NCR Corp. (a)	252,510	9,797
Network Appliance, Inc. (a)	417,260	8,566
Network Associates, Inc. (a)	474,620	7,138
Novell, Inc. (a)	795,300	8,367
Oracle Corp. (a)	429,390	5,668
Photon Dynamics, Inc. (a)	51,540	2,074
PMC-Sierra, Inc. (a)	148,540	2,993
Power Integrations, Inc. (a)	123,990	4,149
Red Hat, Inc. (a)	1,152,800	21,638
Retek, Inc. (a)	772,650	7,170
Samsung Electronics Co., Ltd. SP - GDR (a)	72,130	13,560
SAP AG SP - ADR (a)	278,840	11,589
Seagate Technology, Inc. (a)	193,220	3,652
Sharp Corp.	105,000	1,657
Siebel Systems, Inc. (a)	791,550	10,979
SINA Corp. (a)	386,280	$13,037
Softbank Corp. (a)	205,800	6,299
Sohu.com, Inc. (a)	505,930	15,183
Sycamore Networks, Inc. (a)	749,600	3,928
Symantec Corp. (a)	220,400	7,637
Trend Micro Inc. (a)	182,500	4,896
UTStarcom, Inc. (a)	357,170	13,240
VeriSign, Inc. (a)	417,340	6,803
VERITAS Software Corp. (a)	324,000	12,040
Western Digital Corp. (a)	408,380	4,815
Yahoo Japan Corp. (a)	514	6,906
Yahoo, Inc. (a)	422,600	19,089

		385,237

Total Common Stocks (Cost $328,607)		446,708

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.2%
Repurchase Agreement 3.2%
State Street Bank
0.800% due 01/02/2004	$14,710	14,710
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 3.375% due 11/15/2004 valued at $15,005. Repurchase proceeds are $14,711.)

Total Short-Term Instruments (Cost $14,710)		14,710

Total Investments 99.0% (Cost $343,317)		$461,418
Other Assets and Liabilities (Net) 1.0%		4,716

Net Assets 100.0%		$466,134

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.000001 until January 17, 2006.

(c) The warrants entitle the Fund to purchase 1 share of United Microelectronics Corp. for every warrant held at $0.000001 until August 22, 2006.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.4%
Australia 1.9%
Amcor Ltd.	85,000	$529
The News Corp. Ltd.	125,000	1,129

		1,658

Brazil 2.4%
Petroleo Brasileiro S.A. SP - ADR	38,625	1,129
Uniao de Bancos Brasileiros S.A. SP - GDR	37,500	936

		2,065

Canada 3.8%
EnCana Corp.	29,475	1,163
Shoppers Drug Mart Corp. (b) (c)	33,075	767
Shoppers Drug Mart Corp. (a)	17,500	406
Suncor Energy, Inc.	40,000	1,006

		3,342

China 0.5%
SINA Corp. (a)	12,500	422

Finland 1.2%
Nokia Corp. (a)	62,375	1,079

France 12.1%
Accor S.A. (a)	10,025	454
Alcatel Alsthom SP - ADR (a)	105,000	1,349
Axa S.A. (a)	65,000	1,391
BNP Paribas S.A. (a)	15,000	945
Credit Agricole S.A. (a)	37,500	895
France Telecom S.A. (a)	25,550	730
L’Oreal S.A. (a)	5,000	410
Pernod Richard S.A. (a)	5,500	612
Sanofi-Synthelabo S.A. (a)	7,000	527
Schneider Electric S.A. (a)	15,000	982
TotalFinaElf S.A. (a)	10,000	1,859
Vinci	5,000	414

		10,568

Germany 10.0%
Altana AG (a)	15,000	902
Deutsche Bank AG (a)	11,500	953
Porsche AG (a)	2,700	1,602
Puma AG Rudolf Dassler Sport (a)	7,525	1,329
SAP AG (a)	8,000	1,344
SAP AG SP - ADR (a)	7,250	301
Siemens AG (a)	16,975	1,360
T-Online International AG (a)	70,000	910

		8,701

Greece 0.5%
Greek Organization of Football Prognostics	30,000	434

Hong Kong 3.4%
BOC Hong Kong Holdings Ltd.	300,000	564
CNOOC Ltd.	617,000	1,212
Hong Kong Exchange & Clearing Ltd.	390,000	844
Li & Fung Ltd.	208,000	356

		2,976

India 1.0%
State Bank of India Ltd. SP - GDR	25,500	851

Israel 0.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	10,500	596

Italy 2.2%
Eni SpAa	80,000	1,510
Telecom Italia SpA (a)	154,225	457

		1,967

Japan 19.4%
Bridgestone Corp.	70,000	941
Credit Saison Co., Ltd. (a)	42,500	960
Daiwa House Industry Co., Ltd. (a)	65,000	692
KDDI Corp.	250	1,432
Kurita Water Industries Ltd.	54,000	652
Mitsui & Co., Ltd.	241,000	1,941
Murata Manufacturing Co., Ltd.	13,500	729
Nidec Corp.	10,000	955
Nippon Unipac Holding Group	150	774
Nomura Holdings, Inc.	60,000	1,022
Omron Corp.	45,000	913
Orix Corp. (a)	11,000	909
SMC Corp.	8,000	996
Tokyo Broadcasting System, Inc.	65,000	1,035
Toppan Printing Co., Ltd.	85,000	884
Tostem Inax Holding Corp.	45,000	869
UFJ Holdings, Inc. (a)	250	1,201

		16,905

Netherlands 1.7%
ING Group NV	65,000	1,516

Singapore 1.0%
DBS Group Holdings Ltd.	105,000	909

South Korea 4.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. SP - GDR (a)	40,000	1,014
Hyundai Mobis (a)	12,500	673
Samsung Electronics Co., Ltd. (a)	5,520	2,089

		3,776

Spain 3.0%
Banco Santander Central Hispano S.A.	119,225	1,412
Telefonica S.A.	80,000	1,175

		2,587

Switzerland 8.5%
Adecco S.A. (a)	15,000	964
Credit Suisse Group (a)	54,950	2,011
Novartis AG (a)	17,800	808
Roche Holdings AG - Genusschein (a)	12,500	1,261
Synthes-Stratec, Inc. (a)	1,000	990
UBS AG (a)	20,000	1,370

		7,404

Taiwan 1.6%
Compal Electronics, Inc.	454,750	623
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	75,000	768

		1,391

United Kingdom 20.2%
AstraZeneca PLC	18,825	903
BHP Billiton PLC	125,000	1,092
British Sky Broadcasting Group PLC (a)	105,000	1,321
Centrica PLC	125,000	472
Compass Group PLC	150,000	1,020
Diageo PLC	70,000	921
GlaxoSmithKline PLC	85,000	1,948
Man Group PLC	42,500	1,112
Rank Group PLC	171,450	857
Reckitt Benckiser PLC	65,289	1,477
Rio Tinto PLC	42,500	1,174
Royal Bank of Scotland Group PLC	60,000	1,768
Shell Transport & Trading Co., PLC	60,000	446
Smith & Nephew PLC	125,000	1,050
Vodafone Group PLC	830,625	2,059

		17,620

Total Common Stocks (Cost $68,561)		86,767

		Value (000s)

Total Investments 99.4% (Cost $68,561)		$86,767
Other Assets and Liabilities (Net) 0.6%		481

Net Assets 100.0%		$87,248

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $767 which is 0.88% of net assets.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified Institutional investors.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.9%
United Technologies Corp.	163,000	$15,448

Capital Goods 5.4%
3M Co.	124,500	10,586
Danaher Corp.	35,500	3,257
General Electric Co.	482,500	14,948

		28,791

Communications 2.3%
Nokia Oyj SP - ADR (a)	288,000	4,896
Vodafone Group PLC SP - ADR	291,000	7,287

		12,183

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	56,000	2,662
Lowe’s Cos., Inc.	158,000	8,752
Nike, Inc. ‘B’	96,500	6,606
Starbucks Corp. (a)	259,500	8,579
Wal-Mart Stores, Inc.	259,500	13,766

		40,365

Consumer Services 7.0%
Apollo Group, Inc. ‘A’ (a)	77,000	5,236
Carnival Corp.	121,000	4,807
eBay, Inc. (a)	73,500	4,747
News Corp. Ltd. SP - ADR	52,000	1,573
Tribune Co.	110,500	5,702
Viacom, Inc. ‘B’	342,500	15,200

		37,265

Consumer Staples 8.4%
Coca-Cola Co.	134,000	6,800
PepsiCo, Inc.	172,500	8,042
Procter& Gamble Co.	107,000	10,687
SYSCO Corp.	174,500	6,497
Walgreen Co.	351,000	12,769

		44,795

Energy 6.0%
Baker Hughes, Inc.	265,500	8,538
BJ Services Co. (a)	143,000	5,134
BP PLC SP - ADR	112,000	5,527
Exxon Mobil Corp.	234,500	9,615
Schlumberger Ltd.	57,500	3,146

		31,960

Financial & Business Services 11.5%
Accenture Ltd. ‘A’ (a)	217,500	5,725
AFLAC, Inc.	89,000	3,220
Citigroup, Inc.	184,000	8,931
Fannie Mae	140,000	10,508
Fifth Third Bancorp.	77,000	4,551
Franklin Resources, Inc.	111,000	5,779
Golden West Financial Corp.	31,000	3,199
M &T Bank Corp.	28,500	2,802
Merrill Lynch & Co.	128,000	7,507
Safeco Corp.	66,500	2,589
The Goldman Sachs Group, Inc.	43,500	4,295
Zions Bancorporation	41,500	2,545

		61,651

Healthcare 21.6%
Amgen, Inc. (a)	174,500	10,784
Boston Scientific Corp. (a)	239,500	8,804
Cardinal Health, Inc.	51,000	3,119
Eli Lilly& Co.	91,500	6,435
Genentech, Inc. (a)	65,500	6,129
Gilead Sciences, Inc. (a)	136,500	7,936
Johnson & Johnson	114,000	5,889
Medtronic, Inc.	150,500	7,316
Pfizer, Inc.	718,000	25,367
St. Jude Medical, Inc. (a)	181,000	$11,104
Stryker Corp.	57,000	4,846
Teva Pharmaceutical Industries Ltd. SP - ADR	122,000	6,919
Wyeth	258,000	10,952

		115,600

Materials & Processing 2.4%
Air Products & Chemicals, Inc.	83,000	4,385
Alcan, Inc.	177,000	8,310

		12,695

Technology 21.8%
ASML Holding NV (a)	416,000	8,341
Cisco Systems, Inc. (a)	527,000	12,801
Dell, Inc. (a)	344,500	11,699
Electronic Arts, Inc. (a)	164,500	7,860
Hewlett-Packard Co.	237,000	5,444
Intel Corp.	399,000	12,848
Maxim Integrated Products, Inc.	80,500	4,009
Microchip Technology, Inc.	86,000	2,869
Microsoft Corp.	420,000	11,567
Oracle Corp. (a)	1,125,000	14,850
SAP AG SP - ADR (a)	147,500	6,130
VERITAS Software Corp. (a)	204,500	7,599
Yahoo, Inc. (a)	241,000	10,886

		116,903

Transportation 1.7%
United Parcel Service, Inc. ‘B’	120,000	8,946

Total Common Stocks (Cost $471,467)		526,602

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.1%
Repurchase Agreement 3.1%
State Street Bank
0.800% due 01/02/2004	$16,709	16,709
(Dated 12/31/2003. Collateralized by Freddie Mac 2.050% due 01/28/2005 valued at $17,044. Repurchase proceeds are $16,710.)

Total Short-Term Instruments (Cost $16,709)		16,709

Total Investments 101.6% (Cost $488,176)		$543,311
Other Assets and Liabilities (Net) (1.6%)		(8,784)

Net Assets 100.0%		$534,527

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.5%
Aerospace 2.3%
Alliant Techsystems, Inc. (a)	36,000	$2,079
Goodrich Corp.	117,700	3,495

		5,574

Capital Goods 6.0%
American Standard Cos., Inc. (a)	22,930	2,309
Danaher Corp.	52,550	4,821
Ingersoll-Rand Co. ‘A’	15,000	1,018
SPX Corp. (a)	78,900	4,640
Weatherford International, Inc. (a)	54,000	1,944

		14,732

Communications 5.8%
Amdocs Ltd. (a)	104,500	2,349
Cox Radio, Inc. ‘A’ (a)	134,700	3,399
Entercom Communications Corp. (a)	41,000	2,171
Macromedia, Inc. (a)	173,000	3,086
Westwood One, Inc. (a)	95,600	3,271

		14,276

Consumer Discretionary 15.1%
99 Cents Only Stores (a)	20,200	550
AdvancePCS, Inc. (a)	75,300	3,965
Bed, Bath & Beyond, Inc. (a)	6,900	299
Cintas Corp. (a)	88,050	4,414
Coach, Inc. (a)	15,600	589
Dollar Tree Stores, Inc. (a)	99,300	2,985
Harley-Davidson, Inc.	12,700	604
Harman International Industries, Inc.	19,000	1,406
Linens n Things, Inc. (a)	65,000	1,955
Marvel Enterprises, Inc. (a)	93,800	2,731
Mattel, Inc.	45,600	879
Nike, Inc. ‘B’	41,300	2,827
Starbucks Corp. (a)	88,300	2,919
The Estee Lauder Cos., Inc. ‘A’	100,100	3,930
TJX Companies., Inc.	146,100	3,222
Williams-Sonoma, Inc. (a)	112,900	3,926

		37,201

Consumer Services 4.6%
Career Education Corp. (a)	23,400	938
E.W. Scripps Co. ‘A’	23,200	2,184
Hilton Hotels Corp.	131,000	2,244
Manpower, Inc.	18,100	852
Royal Caribbean Cruises Ltd.	42,800	1,489
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	76,700	2,759
The Cheesecake Factory, Inc. (a)	21,900	964

		11,430

Consumer Staples 3.9%
CDW Corp.	58,900	3,402
Dean Foods Co. (a)	107,550	3,535
Performance Food Group Co. (a)	71,500	2,586

		9,523

Energy 6.2%
Apache Corp.	17,200	1,395
BJ Services Co. (a)	93,050	3,341
Nabors Industries Ltd. (a)	73,000	3,030
Noble Corp. (a)	50,000	1,789
Patterson-UTI Energy, Inc. (a)	19,500	642
Smith International, Inc. (a)	64,750	2,688
XTO Energy, Inc.	87,000	2,462

		15,347

Financial & Business Services 9.3%
ARAMARK Corp. ‘B’ (a)	103,300	2,833
Bank of Hawaii Corp.	41,800	1,764
Chicago Mercantile Exchange Holdings, Inc.	34,000	2,460
Federated Investors, Inc. ‘B’	13,400	$393
Fiserv, Inc. (a)	17,184	679
Franklin Resources, Inc.	9,277	483
Golden West Financial Corp.	14,500	1,496
Lamar Advertising Co. ‘A’ (a)	39,700	1,482
M&T Bank Corp.	16,200	1,592
Mellon Financial Corp.	57,900	1,859
Perot Systems Corp. ‘A’ (a)	35,000	472
Willis Group Holdings Ltd.	92,345	3,146
XL Capital Ltd. ‘A’	24,364	1,889
Zions Bancorporation	37,300	2,288

		22,836

Healthcare 16.7%
Aetna, Inc.	46,800	3,163
Allergan, Inc.	33,100	2,542
AmerisourceBergen Corp.	22,000	1,235
Angiotech Pharmaceuticals, Inc. (a)	54,900	2,525
Anthem, Inc. (a)	33,000	2,475
Biogen Idec, Inc. (a)	80,000	2,942
Biomet, Inc.	8,300	302
Covance, Inc. (a)	25,300	678
Cytyc Corp. (a)	73,100	1,006
Gilead Sciences, Inc. (a)	46,700	2,715
ICOS Corp. (a)	7,750	320
McKesson Corp.	11,100	363
MedImmune, Inc. (a)	21,200	539
MGI Pharma, Inc. (a)	43,400	1,786
Millennium Pharmaceuticals, Inc. (a)	30,500	569
Mylan Laboratories, Inc.	15,700	397
Neurocrine Biosciences, Inc. (a)	33,800	1,843
PacifiCare Health Systems, Inc. (a)	6,000	406
St. Jude Medical, Inc. (a)	57,100	3,503
Stryker Corp.	34,000	2,890
Teva Pharmaceutical Industries Ltd. SP - ADR	34,000	1,928
Varian Medical Systems, Inc. (a)	33,700	2,329
Watson Pharmaceuticals, Inc. (a)	5,700	262
WellPoint Health Networks, Inc. (a)	19,400	1,882
Zimmer Holdings, Inc. (a)	35,900	2,527

		41,127

Materials & Processing 2.9%
Air Products & Chemicals, Inc.	58,000	3,064
Fastenal Co.	46,500	2,322
Valspar Corp.	33,150	1,638

		7,024

Technology 23.2%
Adtran, Inc.	71,500	2,217
Affiliated Computer Services, Inc. ‘A’ (a)	62,500	3,404
Agere Systems, Inc. ‘A’ (a)	579,300	1,767
Citrix Systems, Inc. (a)	174,900	3,710
Comverse Technology, Inc. (a)	45,500	800
Cypress Semiconductor Corp. (a)	30,400	649
DST Systems, Inc. (a)	80,900	3,378
Electronic Arts, Inc. (a)	68,300	3,263
Emulex Corp. (a)	71,800	1,916
Fairchild Semiconductor International, Inc. ‘A’ (a)	52,900	1,321
Intersil Corp. ‘A’ (a)	115,000	2,858
Jabil Circuit, Inc. (a)	121,400	3,436
KLA-Tencor Corp. (a)	15,200	892
L-3 Communications Holdings, Inc. (a)	63,700	3,272
Marvell Technology Group Ltd. (a)	44,400	1,684
Mercury Interactive Corp. (a)	70,800	3,444
Microchip Technology, Inc.	121,600	4,057
Molex, Inc. ‘A’	67,600	1,985
National Semiconductor Corp. (a)	22,400	883
Novell, Inc. (a)	352,300	3,706
SunGard Data Systems, Inc. (a)	92,140	2,553
Symantec Corp. (a)	88,300	$3,060
The BISYS Group, Inc. (a)	106,000	1,577
THQ, Inc. (a)	40,000	676
Western Digital Corp. (a)	58,100	685

		57,193

Transportation 1.5%
Expeditors International Washington, Inc.	97,000	3,653

Total Common Stocks (Cost $209,051)		239,916

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
0.800% due 01/02/2004	$2,250	2,250
(Dated 12/31/2003. Collateralized by Federal Farm Credits Bank 2.375% due 10/01/2004 valued at $2,297. Repurchase proceeds are $2,250.)

Total Short-Term Instruments (Cost $2,250)		2,250

Total Investments 98.4% (Cost $211,301)		$242,166
Other Assets and Liabilities (Net) 1.6%		3,973

Net Assets 100.0%		$246,139

Notes to Schedule of Investments:

(a) Non-income producing security.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Tax-Managed Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.8%
Aerospace 3.8%
United Technologies Corp.	14,800	$1,403

Building 1.0%
Trex Co., Inc. (a)	10,000	380

Capital Goods 4.6%
3M Co.	9,000	765
General Electric Co.	30,000	929

		1,694

Communications 3.6%
Nokia Oyj SP - ADR (a)	45,000	765
Vodafone Group PLC SP - ADR	22,500	563

		1,328

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	16,350	777
Harman International Industries, Inc.	7,700	570
Starbucks Corp. (a)	22,700	750
Wal-Mart Stores, Inc.	12,200	647

		2,744

Consumer Services 4.3%
E.W. Scripps Co. ‘A’	8,000	753
Viacom, Inc. ‘B’	19,000	843

		1,596

Consumer Staples 15.3%
Anheuser-Busch Cos., Inc.	14,200	748
Colgate-Palmolive Co.	15,000	751
PepsiCo, Inc.	16,000	746
SYSCO Corp.	36,000	1,340
Walgreen Co.	39,500	1,437
Whole Foods Market, Inc. (a)	8,600	577

		5,599

Energy 6.8%
Baker Hughes, Inc.	17,500	563
BJ Services Co. (a)	32,000	1,149
BP PLC SP - ADR	15,500	765

		2,477

Financial & Business Services 8.9%
Accenture Ltd. ‘A’ (a)	28,500	750
American International Group, Inc.	3,000	199
Automatic Data Processing, Inc.	9,500	376
Merrill Lynch & Co.	16,500	968
Willis Group Holdings Ltd.	28,000	954

		3,247

Healthcare 20.7%
Amgen, Inc. (a)	17,000	1,051
Genentech, Inc. (a)	4,500	421
Johnson & Johnson	12,500	646
Medtronic, Inc.	16,500	802
Pfizer, Inc.	52,500	1,855
Stryker Corp.	9,450	803
Teva Pharmaceutical Industries Ltd. SP - ADR	19,000	1,077
Wyeth	22,000	934

		7,589

Technology 19.2%
Cisco Systems, Inc. (a)	31,000	753
Dell, Inc. (a)	22,500	764
Garmin Ltd.	10,800	588
Gentex Corp.	17,500	773
Intel Corp.	34,800	1,121
Microsoft Corp.	55,000	1,515
Novell, Inc. (a)	39,500	416
Oracle Corp. (a)	62,000	818
VERITAS Software Corp. (a)	5,000	$186
Yahoo, Inc. (a)	2,100	95

		7,029

Transportation 3.1%
United Parcel Service, Inc. ‘A’	15,075	1,124

Total Common Stocks (Cost $31,739)		36,210

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.0%
Repurchase Agreement 2.0%
State Street Bank
0.800% due 01/02/2004	$708	708
(Dated 12/31/2003. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $725. Repurchase proceeds are $708.)

Total Short-Term Instruments (Cost $708)		708

Total Investments 100.8% (Cost $32,447)		$36,918
Other Assets and Liabilities (Net) (0.8%)		(277)

Net Assets 100.0%		$36,641

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Global Small-Cap Fund - $1,912; RCM Global Technology Fund - $3,455; RCM International Growth Equity Fund - $37,281; RCM Large-Cap Growth Fund - $19,014; RCM Mid-Cap Fund - $769; and RCM Tax-Managed Growth Fund - $1,455.

26    PIMCO Funds Semi-Annual Report  |  12.31.03

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Fund; 0.95% for the RCM Global Technology Fund; and 1.00% for the RCM Global Small-Cap Fund.

Each of the Funds also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for the RCM International Growth Equity Fund. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology Fund; 0.60% for the RCM Global Small-Cap Fund; 0.70% for the RCM International Growth Equity Fund. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology Fund; 0.60% for the RCM Global Small-Cap Fund; and 0.70% for the RCM International Growth Equity Fund. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Fund’s Redemption Fee rates are as follows:

Funds	Rate

RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds	2.00%
All Other Funds	1.00	%*

*	The Redemption Fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to

12.31.03  |  PIMCO Funds Semi-Annual Report    27

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $404,803 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile

28    PIMCO Funds Semi-Annual Report | 12.31.03

market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

RCM Global Small-Cap Fund	$32,915	$13,876
RCM Global Technology Fund	371,709	285,578
RCM International Growth Equity Fund	46,586	37,947
RCM Large-Cap Growth Fund	226,564	178,642
RCM Mid-Cap Fund	164,357	179,089
RCM Tax-Managed Growth Fund	37,584	17,217

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium

Balance at 06/30/2003	$9
Sales	970
Closing Buys	(962)
Expirations	(17)
Exercised	0

Balance at 12/31/2003	$0

6. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statements purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

RCM Global Small-Cap Fund	$6,608	$(516)	$6,092
RCM Global Technology Fund	120,547	(2,446)	118,101
RCM International Growth Equity Fund	18,518	(312)	18,206
RCM Large-Cap Growth Fund	56,575	(1,440)	55,135
RCM Mid-Cap Fund	33,868	(3,003)	30,865
RCM Tax-Managed Growth Fund	4,568	(97)	4,471

7. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated July 21, 2003, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation

RCM Tax-Managed Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	$20,269	$20,269	$14,813	$35,083	$3,293

12.31.03  |  PIMCO Funds Semi-Annual Report    29

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Global Small-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	450	$7,468	215	$2,636

Administrative Class	0	0	0	0

Other Classes	1,486	23,658	1,821	20,896

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(93)	(1,524)	(328)	(3,867)

Administrative Class	0	0	0	0

Other Classes	(479)	(7,731)	(1,843)	(21,180)

Net increase (decrease) resulting from Fund share transactions	1,364	$21,871	(135)	$(1,515)

	RCM Global Technology Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,922	$115,020	2,699	$52,227

Administrative Class	0	0	0	0

Other Classes	4,115	118,312	4,942	98,081

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,889)	(55,670)	(4,053)	(75,920)

Administrative Class	0	0	0	0

Other Classes	(2,892)	(82,253)	(4,576)	(88,390)

Net increase (decrease) resulting from Fund share transactions	3,256	$95,409	(988)	$(14,002)

	RCM International Growth Equity Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,249	$18,425	4,304	$30,960

Administrative Class	0	0	45	330

Other Classes	6,253	48,949	24,390	170,100

Issued as reinvestment of distributions
Institutional Class	45	403	33	229

Administrative Class	1	5	2	14

Other Classes	46	391	31	215

Cost of shares redeemed
Institutional Class	(1,369)	(11,275)	(10,304)	(74,549)

Administrative Class	(22)	(170)	(1,442)	(10,422)

Other Classes	(6,572)	(52,197)	(24,826)	(175,003)

Net increase (decrease) resulting from Fund share transactions	631	$4,531	(7,767)	$(58,126)

	RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,401	$61,539	13,442	$139,801

Administrative Class	1,176	13,260	6,643	69,199

Other Classes	4,656	52,456	7,477	76,881

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	102	1,182	70	722

Administrative Class	21	246	6	59

Other Classes	23	265	22	222

Cost of shares redeemed
Institutional Class	(3,994)	(45,652)	(4,090)	(42,159)

Administrative Class	(1,378)	(15,682)	(1,195)	(12,205)

Other Classes	(2,592)	(29,303)	(3,820)	(39,285)

Net increase (decrease) resulting from Fund share transactions	3,415	$38,311	18,555	$193,235

	RCM Mid-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	11,472	$25,363	31,867	$58,645

Administrative Class	0	0	0	0

Other Classes	1,416	3,059	4,587	8,430

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(18,117)	(40,068)	(98,757)	(177,930)

Administrative Class	0	0	0	0

Other Classes	(1,533)	(3,534)	(4,045)	(7,580)

Net increase (decrease) resulting from Fund share transactions	(6,762)	$(15,180)	(66,348)	$(118,435)

	RCM Tax-Managed Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	32	$324	578	$5,210

Administrative Class	0	0	0	0

Other Classes	559	5,512	592	5,399

Issued in reorganization
Institutional Class	50	501	0	0

Administrative Class	0	0	0	0

Other Classes	1,999	19,768	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(99)	(1,038)	(557)	(5,022)

Administrative Class	0	0	0	0

Other Classes	(202)	(2,028)	(177)	(1,536)

Net increase (decrease) resulting from Fund share transactions	2,339	$23,039	436	$4,051

30    PIMCO Funds Semi-Annual Report  |  12.31.03

9. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

12.31.03 | PIMCO RCM Funds Semi-Annual Report 31

PIMCO Funds: Access to the highest standard

Investment	PIMCO Advisors Fund Management LLC

Adviser and Administrator	1345 Avenue of the Americas New York, NY 10105

Sub-Adviser	RCM Capital Management LLC 4 Embarcadero Center San Francisco, CA 94111

Distributor	PIMCO Advisors Distributors LLC 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co. 801 Pennsylvania, Kansas City, MO 64105

Transfer Agent	Boston Financial Data Services-Midwest 330 W. 9th Street, 5th Floor Kansas City, MO 64105

Independent Accountants	PricewaterhouseCoopers LLP 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLC, One International Place Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

P  I  M  C  O

A  D  V  I  S  O  R  S

PIMCO Advisors

Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

Semi-Annual Report

12.31.03

PIMCO Domestic Stock Funds

Share Classes

A  B  C

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

PEA Opportunity Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS

PEA Value Fund

NACM Value Fund

NFJ Dividend Value Fund

NFJ Large-Cap Value Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

STOCK AND BOND FUND

Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	PIMCO Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of PIMCO Funds. Approximately 60% of the portfolio will be invested in stock funds and 40% in bond funds.

•	The Fund’s Class A Shares had a total return of 12.85% for the six-month period ended December 31, 2003. This result solidly outperformed the 7.72% return of the Fund’s blended benchmark: 48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S.; and 40% Lehman Brothers Aggregate Bond Index.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated in the rally to a lesser extent.

•	In Europe, the Bank of England was the first of the four major global central banks to raise interest rates, with a 0.25% increase in the fourth quarter. After posting a non-annualized GDP growth rate of 0.8% in the third quarter, the U.K. economy continued to recover in the fourth quarter. Even continental Europe showed signs of economic improvement, with both German and French GDP growth registering non-annualized third quarter gains of 0.2% and 0.4%.

•	Top-performing Funds for the period were stock funds such as PIMCO PEA Renaissance Fund and PIMCO PEA Opportunity Fund. Bond funds did not perform as well, with PIMCO Foreign Bond Fund and PIMCO Total Return Fund lagging their benchmarks.

•	The Fund’s overall allocation to stock and bonds funds remained consistent throughout the period. However, the stock fund portion of the portfolio reflected a shift toward large cap growth and core equity holdings toward the end of the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (9/30/98)

PIMCO Asset Allocation Fund Class A	12.85%	24.26%	4.57%	—	6.27%

PIMCO Asset Allocation Fund Class A (adjusted)	6.65%	17.44%	3.39%	—	5.13%

PIMCO Asset Allocation Fund Class B	12.32%	23.25%	3.76%	—	5.46%

PIMCO Asset Allocation Fund Class B (adjusted)	7.32%	18.25%	3.43%	—	5.31%

PIMCO Asset Allocation Fund Class C (adjusted)	11.30%	22.35%	3.76%	—	5.46%

Russell 3000 Index	16.27%	31.04%	0.37%	—	—

Lehman Brothers Aggregate Bond Index	0.17%	4.10%	6.62%	—	—

48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S.; 40% LBAG Index	7.72%	19.42%	3.62%	—	—

Lipper Balanced Fund Average	9.64%	19.09%	2.35%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class A Shares returned 13.12% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index. The Fund’s Lipper category posted an average gain of 15.58% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, with the Russell 2000 Index gaining 24.92% over the last six months of 2003. This was followed by mid-caps (Russell Mid-Cap Index up 21.31%) and then large-caps (S&P 500 Index up 15.14%). In terms of style, value outperformed growth, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 16.54% and large-cap growth stocks (Russell 1000 Growth Index) returning 14.75%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the financial services sector produced mixed results. Holdings in brokerage firms benefited performance as these companies were supported by stock market strength and increased capital markets activity. Conversely, holdings in banks proved to be a negative for the portfolio. These companies suffered when mortgage refinancings and originations slowed in the second half of 2003.

•	Portfolio performance was aided over the last six months by exposure to the consumer discretionary sector. As the economy improved, investors were encouraged to spend, benefiting the Fund’s holdings.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (3/8/91)

PIMCO CCM Capital Appreciation Fund Class A	13.12%	26.66%	1.64%	10.83%	12.06%

PIMCO CCM Capital Appreciation Fund Class A (adjusted)	6.89%	19.69%	0.49%	10.20%	11.56%

PIMCO CCM Capital Appreciation Fund Class B	12.70%	25.63%	0.87%	10.26%	11.60%

PIMCO CCM Capital Appreciation Fund Class B (adjusted)	7.70%	20.63%	0.63%	10.26%	11.60%

PIMCO CCM Capital Appreciation Fund Class C (adjusted)	11.67%	24.67%	0.88%	10.01%	11.23%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Multi-Cap Core Fund Average	15.58%	29.89%	2.49%	9.79%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	For the six-month period ended December 31, 2003, the Fund’s Class A Shares returned 15.45%, compared with a return of 21.31% for the Russell Mid-Cap Index. The Lipper Mid-Cap Core Fund Average returned 19.73% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, followed by mid-caps and then large-caps. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with mid-cap value stocks (as measured by the Russell Mid-Cap Value Index) returning 22.07% and mid-cap growth stocks (Russell Mid-Cap Growth Index) returning 20.19%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the transportation sector also hindered portfolio performance over the last six months. For example, Fund holding Jet Blue saw its stock price fall when the company announced that increased air fare competition would reduce expected earnings.

•	Consumer discretionary exposure benefited the Fund during the reporting period. In particular, the Fund saw solid returns from its investment in high-end retailers, such as Coach and Nordstrom. These companies were helped by the improving economy and consumer spending.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (8/26/91)

PIMCO CCM Mid-Cap Fund Class A	15.45%	30.56%	3.76%	10.93%	11.88%

PIMCO CCM Mid-Cap Fund Class A (adjusted)	9.10%	23.38%	2.60%	10.31%	11.36%

PIMCO CCM Mid-Cap Fund Class B	15.01%	29.48%	2.98%	10.36%	11.41%

PIMCO CCM Mid-Cap Fund Class B (adjusted)	10.01%	24.48%	2.68%	10.36%	11.41%

PIMCO CCM Mid-Cap Fund Class C (adjusted)	14.00%	28.55%	2.98%	10.11%	11.04%

Russell Mid-Cap Index	21.31%	40.08%	7.23%	12.18%	—

Lipper Mid-Cap Core Fund Average	19.73%	36.11%	8.72%	11.20%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing primarily in U.S. companies across all market capitalizations that are perceived to be undervalued in the marketplace.

•	PIMCO NACM Flex-Cap Value Class A Shares delivered a total return of 19.89% for the six-month period ended on December 31, 2003. That compares favorably to the 17.17% return of its benchmark, the Russell 3000 Value Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in information technology and an underweight in utilities. Good stock selection in financials helped the fund outperform, but poor stock selection in energy and an overweight in healthcare detracted from performance.

•	Top-performing stocks for the period were AmeriCredit Corp., a consumer finance company specializing in automobile loans, and Guilford Pharmaceuticals Inc., which develops products for anti-cancer treatments and neurology.

AVERAGE ANNUAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Flex-Cap Value Fund Class A	19.89%	33.98%	—	—	32.90%

PIMCO NACM Flex-Cap Value Fund Class A (adjusted)	13.29%	26.61%	—	—	27.82%

PIMCO NACM Flex-Cap Value Fund Class B	19.42%	32.81%	—	—	31.84%

PIMCO NACM Flex-Cap Value Fund Class B (adjusted)	14.42%	27.81%	—	—	29.40%

PIMCO NACM Flex-Cap Value Fund Class C (adjusted)	18.40%	31.92%	—	—	31.84%

Russell 3000 Value Index	17.17%	31.13%	—	—	—

Lipper Multi-Cap Value Fund Average	16.67%	30.80%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing at least 80% of its net assets in growth equity securities of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Class A Shares delivered a total return of 7.35% for the six month period ended December 31, 2003. This result trailed the 14.75% return of its benchmark, the Russell 1000 Growth Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in information technology and an underweight in consumer staples. Poor stock selection in healthcare and industrials hindered performance.

•	Top-performing stocks for the period were in the information technology sector. Companies such as Intel Corp., the largest semiconductor company in the world, and Cisco Systems, a developer of networks and communication systems, were top contributors. Technology stocks were considered beneficiaries of an improving economy and performed well.

AVERAGE ANNUAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Growth Fund Class A	7.35%	19.15%	—	—	13.60%

PIMCO NACM Growth Fund Class A (adjusted)	1.45%	12.60%	—	—	9.26%

PIMCO NACM Growth Fund Class B	6.96%	18.22%	—	—	12.75%

PIMCO NACM Growth Fund Class B (adjusted)	1.96%	13.22%	—	—	10.13%

PIMCO NACM Growth Fund Class C (adjusted)	5.96%	17.22%	—	—	12.75%

Russell 1000 Growth Index	14.75%	29.76%	—	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies that, in the opinion of the manager, are undervalued in the marketplace based on a number of valuation factors.

•	The Fund’s Class A Shares delivered a total return of 13.98% for the six month period ended December 31, 2003. That compares to the 16.54% return of its benchmark, the Russell 1000 Value Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in industrials and an underweight in utilities. Poor stock selection in information technology and consumer staples hindered performance.

•	Top-performing stocks for the period were FleetBoston Financial Corporation, a large northeast consumer bank which recently has been acquired by Banc of America. Textron Inc., a manufacturer of aircraft and automotive engine components, also performed well as investors perceived it as a beneficiary to an improving economy.

AVERAGE ANNUAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Value Fund Class A	13.98%	25.96%	—	—	25.16%

PIMCO NACM Value Fund Class A (adjusted)	7.71%	19.03%	—	—	20.38%

PIMCO NACM Value Fund Class B	13.53%	25.09%	—	—	24.23%

PIMCO NACM Value Fund Class B (adjusted)	8.53%	20.09%	—	—	21.73%

PIMCO NACM Value Fund Class C (adjusted)	12.57%	24.09%	—	—	24.24%

Russell 1000 Value Index	16.54%	30.03%	—	—	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund (formerly PIMCO NFJ Equity Income Fund)

•	PIMCO NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the six-month period ended December 31, 2003, the Fund’s Class A Shares returned 17.42%, outperforming the 15.14% return of its benchmark (S&P 500 Index).

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund’s absolute and relative performance was aided by exposure to the more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

•	The Fund also benefited from its underweight in financial services. In addition, what holdings the Fund did have in this area were strong contributors. One particular example was the portfolio’s investment in regional bank Fleet Boston Financial. Fleet stock, which had been undervalued for some time, saw a dramatic rise after Bank of America announced its tender offer for the company this fall.

•	Conversely, the Fund was hurt by its substantial underweighting in the technology sector, which continued to significantly outpace the broad market. The Fund’s strict value discipline process prevented it from owning virtually any technology names.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Dividend Value Fund Class A	17.42%	27.61%	—	—	11.41%

PIMCO NFJ Dividend Value Fund Class A (adjusted)	10.96%	20.60%	—	—	9.70%

PIMCO NFJ Dividend Value Fund Class B	16.94%	26.73%	—	—	10.61%

PIMCO NFJ Dividend Value Fund Class B (adjusted)	11.94%	21.73%	—	—	9.97%

PIMCO NFJ Dividend Value Fund Class C (adjusted)	16.01%	25.65%	—	—	10.59%

S&P 500 Index	15.14%	28.68%	—	—	—

Lipper Equity Income Fund Average	14.84%	26.03%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund (formerly PIMCO NFJ Basic Value Fund)

•	PIMCO NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	For the six-month period ended December 31, 2003, the Fund’s Class A Shares returned 15.84%. The Russell Mid-Cap Value Index returned 22.07% for the period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. In terms of style, value outperformed growth during the six-months ended December 31, 2003.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The primary drag on the Fund’s relative performance was stock selection. One example of a holding that detracted from performance was Seagate Technology. The company’s stock fell dramatically in the fourth quarter as investors became increasingly concerned about post-holiday season inventory buildup in the disk drive industry.

•	The Fund’s absolute and relative performance was aided by exposure to the more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Large-Cap Value Fund Class A	15.84%	25.04%	—	—	9.87%

PIMCO NFJ Large-Cap Value Fund Class A (adjusted)	9.47%	18.16%	—	—	8.18%

PIMCO NFJ Large-Cap Value Fund Class B	15.47%	24.18%	—	—	9.08%

PIMCO NFJ Large-Cap Value Fund Class B (adjusted)	10.47%	19.18%	—	—	8.43%

PIMCO NFJ Large-Cap Value Fund Class C (adjusted)	14.41%	23.15%	—	—	9.08%

Russell Mid-Cap Value Index	22.07%	38.06%	—	—	—

Lipper Multi-Cap Value Fund Average	16.67%	30.80%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment.

•	The Fund’s Class A Shares returned 18.46% for the six-month period ended December 31, 2003, versus 24.92% for the Russell 2000 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, outperforming mid-caps and large-caps over the six months ended December 31, 2003.

•	Within the small-cap area, lower-quality stocks significantly outperformed higher-quality issues. In particular, stocks with higher betas, negative earnings and low or no dividend yield saw the largest price gains. Because of the Fund’s focus on higher quality, dividend-paying stocks with strong balance sheets, it did not fully participate in this rally.

•	The Fund’s dramatic underweighting of technology was the single largest detractor from relative performance during the six months ended December 31, 2003, as technology continued to post strong returns. The Fund’s strict value discipline prevented it from holding virtually any technology stocks. The Fund’s overweighting to the utility sector also hurt performance during the reporting period.

•	Fund performance was helped by exposure to both the materials and industrial sectors. Holdings in these areas benefited from the economic recovery. Two specific examples were Acuity Brands, a lighting and chemical manufacturer, and Hughes Supply, a diversified wholesale distributor of construction and industrial materials.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (10/1/91)

PIMCO NFJ Small-Cap Value Fund Class A	18.46%	30.22%	12.33%	12.75%	13.51%

PIMCO NFJ Small-Cap Value Fund Class A (adjusted)	11.94%	23.05%	11.06%	12.11%	12.99%

PIMCO NFJ Small-Cap Value Fund Class B	18.06%	29.30%	11.51%	12.17%	13.03%

PIMCO NFJ Small-Cap Value Fund Class B (adjusted)	13.06%	24.30%	11.25%	12.17%	13.03%

PIMCO NFJ Small-Cap Value Fund Class C (adjusted)	17.00%	28.27%	11.50%	11.92%	12.67%

Russell 2000 Index	24.92%	47.25%	7.13%	9.47%	—

Lipper Small-Cap Value Fund Average	24.46%	42.94%	13.51%	13.05%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12    PIMCO Funds Semi-Annual Report  |  12.31.03

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion.

•	The Fund’s Class A Shares returned 17.05% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund benefited from its overweight in basic materials relative to its benchmark. In particular, the portfolio saw gains from its investment in Alcoa, an aluminium manufacturer, and Freeport-McMoran, a copper and gold mining company. Both of these holdings were supported by expectations of increased demand for metals, especially from China. In addition, Fund holding Dow Chemical performed well after reporting better than expected earnings.

•	Performance was hindered during the period by the Fund’s underweighting in the consumer discretionary sector. The portfolio also was hurt by stock selection in pharmaceuticals, with holdings Wyeth and Allergan lagging an otherwise solid group.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/28/94)

PIMCO PEA Growth & Income Fund Class A	17.05%	27.36%	6.64%	—	13.65%

PIMCO PEA Growth & Income Fund Class A (adjusted)	10.61%	20.36%	5.44%	—	12.94%

PIMCO PEA Growth & Income Fund Class B	16.79%	26.39%	5.86%	—	13.00%

PIMCO PEA Growth & Income Fund Class B (adjusted)	11.79%	21.39%	5.69%	—	13.00%

PIMCO PEA Growth & Income Fund Class C (adjusted)	15.62%	25.41%	5.86%	—	12.82%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    13

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class A shares returned 14.79% for the six-month period ended December 31, 2003, slightly ahead of the Russell 1000 Growth Index’s return of 14.75% but slightly trailing a 15.14% return for the S&P 500 Index.

•	Building on the momentum of the second quarter, stocks continued to deliver strong returns over the reporting period. This strength can be traced in part to the success of fiscal and monetary strategies. Encouraged by improving economic statistics, investor confidence grew. Virtually every segment of the stock market saw price improvement during this time.

•	In terms of capitalization, small-cap stocks were the clear leaders in performance for this period. In terms of style, value outperformed growth during the six-month period. In fact, large-cap growth stocks were one of the worst performing segments of the stock market over the period.

•	Stock selection in technology benefited the Fund. For example, portfolio holding Cisco Systems was up on improving business fundamentals and increased enterprise spending for networking gear.

•	The Fund also saw support from stock selection in industrials and healthcare. Standouts included Illinois Tool Works, Tyco and Guidant.

•	The Fund’s relative performance was hindered during the six-month period by an underweight in consumer staples. It was also hurt by select stock holdings, including Wal-Mart and Microsoft. These classic blue chip stocks did not fully participate in the broad market rally.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (2/24/84)

PIMCO PEA Growth Fund Class A	14.79%	25.21%	–5.31%	7.12%	12.24%

PIMCO PEA Growth Fund Class A (adjusted)	8.48%	18.32%	–6.38%	6.51%	11.92%

PIMCO PEA Growth Fund Class B	14.33%	24.26%	–6.07%	6.54%	11.95%

PIMCO PEA Growth Fund Class B (adjusted)	9.33%	19.26%	–6.36%	6.54%	11.95%

PIMCO PEA Growth Fund Class C (adjusted)	13.33%	23.17%	–6.06%	6.29%	11.40%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	8.78%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

14    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Class A Shares returned 30.34% for the six-month period ended December 31, 2003, outperforming its benchmark, the Russell 2000 Growth Index, which returned 24.48%. The Fund also outperformed its Lipper Average, which returned 22.90% over the same six-month period.

•	Early in 2003, in anticipation of improving economic conditions, PIMCO PEA Opportunity Fund was positioned for a more positive tone in the equity markets. Despite a more reserved outlook for appreciation potential going into 2003 than proved to be the case, this strategy was rewarded. Outperformance was driven mainly by stock selection, a commitment to the Fund’s growth focus, and a continued belief in a gradually improving economy rather than an aggressive sector stance.

•	Throughout the six-month period, the Fund was modestly overweight consumer discretionary and business services. The Fund’s performance was positively affected by these overweightings.

•	The Fund benefited from an underweighting of the financial services industry. Conversely, performance was hurt by an underweighting of the energy sector.

•	Top contributors to the portfolio’s performance over the last six months included semiconductor testing company ASE Test Ltd., satellite radio provider XM Satellite Radio Holdings, trucking company Old Dominion Freight Lines, and software company Websense.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (2/24/84)

PIMCO PEA Opportunity Fund Class A	30.34%	60.11%	5.90%	7.20%	14.27%

PIMCO PEA Opportunity Fund Class A (adjusted)	23.17%	51.31%	4.71%	6.60%	13.95%

PIMCO PEA Opportunity Fund Class B	29.78%	58.87%	5.12%	6.66%	13.97%

PIMCO PEA Opportunity Fund Class B (adjusted)	24.78%	53.87%	4.87%	6.66%	13.97%

PIMCO PEA Opportunity Fund Class C (adjusted)	28.78%	57.87%	5.12%	6.41%	13.44%

Russell 2000 Growth Index	24.48%	48.53%	0.86%	5.43%	—

Lipper Small-Cap Growth Fund Average	22.90%	44.36%	4.88%	8.53%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    15

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PIMCO PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class A Shares returned 20.02% for the six-month period ended December 31, 2003, closely tracking the 20.19% return of its benchmark, the Russell Mid-Cap Growth Index. The Lipper Mid-Cap Growth Fund Average returned 17.16% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks led the way, however, with a 24.92% return for the six months ended December 31, 2003 (as measured by the Russell 2000 Index). Mid-caps (Russell Mid-Cap Index) returned 21.31% for the period, while large-caps (S&P 500 Index) returned 15.14%. In terms of style, value outperformed growth in the second half of 2003, with the Russell Mid-Cap Value Index gaining 22.07%, compared to 20.19% for the Russell Mid-Cap Growth Index.

•	The Fund’s performance during the reporting period was supported by an overweighting in the technology sector, which was one of the best performing sectors. Two examples of successful holdings in this area were Fairchild Semiconductor and Cognizant Technology.

•	Overweight exposure to financial services also benefited the Fund’s performance. Portfolio holdings CIT Group and Investors Financial Service are two names that were particularly strong in this sector.

•	The Fund’s position in the energy and utilities sectors proved to be a drag on performance over the last six months.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/17/92)

PIMCO PEA Target Fund Class A	20.02%	43.20%	4.61%	11.15%	12.45%

PIMCO PEA Target Fund Class A (adjusted)	13.41%	35.33%	3.44%	10.52%	11.87%

PIMCO PEA Target Fund Class B	19.58%	42.09%	3.94%	10.61%	11.91%

PIMCO PEA Target Fund Class B (adjusted)	14.58%	37.09%	3.62%	10.61%	11.91%

PIMCO PEA Target Fund Class C (adjusted)	18.59%	40.99%	3.93%	10.37%	11.65%

Russell Mid-Cap Growth Index	20.19%	42.72%	2.01%	9.41%	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	2.27%	7.72%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

16    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class A Shares returned 23.26% for the six-month period ended December 31, 2003, significantly outperforming the 16.54% return of its benchmark, the Russell 1000 Value Index. According to Lipper Inc., Large-Cap Value Funds averaged a return of 15.66% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies spurred economic growth, boosting investor confidence. With greater risk tolerance, investors increased their stock exposure, driving up virtually every segment of the market. In terms of style, value outperformed growth during the six months ended December 31, 2003, with large-cap value stocks gaining 16.54% (Russell 1000 Value Index) and large-cap growth stocks gaining 14.75% (Russell 1000 Growth Index).

•	The Fund’s strong relative performance can be largely attributed to its cyclical positioning. By emphasizing sectors that are highly sensitive to the economy, the Fund saw significant benefits from the year’s recovery. Of these sectors, the Fund’s performance was aided in particular by its overweighting in cyclical technology, including semiconductors, and semiconductor capital equipment, and computer manufacturers.

•	The Fund also benefited during the period from an overweighting in the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround.

•	An underweighting in the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on expectations of an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/91)

PIMCO PEA Value Fund Class A	23.26%	43.99%	10.99%	13.92%	14.05%

PIMCO PEA Value Fund Class A (adjusted)	16.48%	36.07%	9.74%	13.28%	13.51%

PIMCO PEA Value Fund Class B	22.78%	42.92%	10.16%	13.34%	13.56%

PIMCO PEA Value Fund Class B (adjusted)	17.78%	37.92%	9.88%	13.34%	13.56%

PIMCO PEA Value Fund Class C (adjusted)	21.77%	41.89%	10.16%	13.08%	13.21%

Russell 1000 Value Index	16.54%	30.03%	3.56%	11.88%	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	2.07%	9.65%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    17

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	PIMCO RCM Large-Cap Growth Fund Class A Shares had a total return of 9.35% for the past six-month period ended December 31, 2003. This result trailed the Fund’s benchmark, the S&P 500 Index, which returned 15.14% for the same time period.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated to a lesser extent. Corporate profits soared during the third quarter reflecting both lower labor costs and improving volumes. Manufacturing activity confirmed the strength and the ISM Purchasing Managers’ Index grew for its sixth straight month in December, turning in its best performance in 20 years.

•	The portfolio benefited from good stock selection in telecommunication services and from underweighting utilities. Specific holdings which helped performance were United Technologies and Accenture, which reported improving earnings and positive business outlooks.

•	The portfolio was held back by overweight positions in healthcare and consumer staples and underexposure to consumer discretionary. Toward the end of the period, the portfolio increased its weighting in information technology (in companies such as Oracle and eBay) and consumer discretionary (Starbucks and News Corp.) while trimming consumer staples (Anheuser-Busch, Colgate-Palmolive) and healthcare (Merck & Co.).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Large-Cap Growth Fund Class A	9.35%	18.38%	–1.49%	—	8.31%

PIMCO RCM Large-Cap Growth Fund Class A (adjusted)	3.34%	11.87%	–2.60%	—	7.44%

PIMCO RCM Large-Cap Growth Fund Class B	8.99%	17.48%	–2.22%	—	7.51%

PIMCO RCM Large-Cap Growth Fund Class B (adjusted)	3.99%	12.48%	–2.53%	—	7.51%

PIMCO RCM Large-Cap Growth Fund Class C (adjusted)	7.99%	16.46%	–2.22%	—	7.51%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

18    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class A Shares had a total return of 13.73% for the six-month period ended December 31, 2003. This compares to a 20.19% return for its benchmark, the Russell Mid-Cap Growth Index.

•	Mid-cap stock indexes outperformed large cap indexes in both quarters. Gains were broad based, although the rally was nevertheless skewed towards stocks with speculative characteristics, while stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed.

•	Benchmark relative performance was held back largely as a result of the Fund’s underweight in technology stocks and overweight in energy stocks. The Fund also emphasized larger companies with more reliable earnings streams, which likewise detracted from returns. The Fund’s benchmark relative performance was better in the later part of the period, reflecting both adjustments undertaken to increase the Fund’s economic sensitivity as well as changes in market sentiment toward certain groups of stocks. The market finally began to reward energy stocks for their strong fundamentals after lackluster performance throughout most of 2003.

•	RCM added to industrial/capital goods stocks, including new positions in Goodrich Corporation (GR) and in Ingersoll Rand (IR). Goodrich is a supplier of components, systems and services to the commercial aviation and global military markets. Other stocks in this category included two top holdings, namely Danaher Corporation (DHR) and SPX Corporation (SPW).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (11/6/79)

PIMCO RCM Mid-Cap Fund Class A	13.73%	27.47%	2.15%	9.00%	15.31%

PIMCO RCM Mid-Cap Fund Class A (adjusted)	7.47%	20.46%	1.00%	8.39%	15.04%

PIMCO RCM Mid-Cap Fund Class B	13.73%	27.47%	1.71%	8.39%	15.04%

PIMCO RCM Mid-Cap Fund Class B (adjusted)	8.73%	22.47%	1.56%	8.39%	15.04%

PIMCO RCM Mid-Cap Fund Class C (adjusted)	12.24%	25.92%	1.62%	8.34%	14.55%

Russell Mid-Cap Growth Index	20.19%	42.72%	2.01%	9.41%	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	2.27%	7.72%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    19

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The portfolio management team implements numerous tax strategies to limit distributions for tax sensitive investors.

•	The Fund’s Class A Shares generated a total return of 11.01% for the six-month period ended December 31, 2003. This result trailed the 15.14% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. stocks benefited from better than expect GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated in the rally to a lesser extent.

•	The portfolio benefited from good stock selection in the telecommunication services and consumer discretionary sectors. Specific holdings which helped performance were United Technologies and Harman International, which reported improving earnings and positive business outlooks for the coming quarter.

•	The portfolio suffered from overweight positions in healthcare and energy and underexposure to financials, which generally performed well during the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/98)

PIMCO RCM Tax-Managed Growth Fund Class A	11.01%	19.48%	1.24%	—	1.24%

PIMCO RCM Tax-Managed Growth Fund Class A (adjusted)	4.90%	12.90%	0.10%	—	0.10%

after taxes on distributions	—	12.90%	–0.03%	—	-0.03%

after taxes on distributions & redemptions of fund shares	—	8.39%	0.01%	—	0.01%

PIMCO RCM Tax-Managed Growth Fund Class B	10.59%	18.58%	0.48%	—	0.48%

PIMCO RCM Tax-Managed Growth Fund Class B (adjusted)	5.59%	13.58%	0.08%	—	0.28%

after taxes on distributions	—	13.58%	–0.05%	—	0.15%

after taxes on distributions & redemptions of fund shares	—	8.83%	0.00%	—	0.17%

PIMCO RCM Tax-Managed Growth Fund Class C (adjusted)	9.70%	17.69%	0.50%	—	0.50%

after taxes on distributions	—	17.69%	0.37%	—	0.37%

after taxes on distributions & redemptions of fund shares	—	11.50%	0.35%	—	0.35%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

20    PIMCO Funds Semi-Annual Report  |  12.31.03

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Except for RCM Tax-Managed, returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. “Adjusted” returns for: Class A shares include the effect of the maximum 5.5% initial sales charge, for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year, and for Class C shares include a 1% CDSC, which may apply in the first year of ownership. Unless otherwise indicated, the actual class is as old as the fund. For classes incepted after the fund, returns prior to the inception of the actual class are calculated by adjusting the fund’s oldest class returns to reflect the indicated share class’s different operating expenses. The inception dates for the actual share classes are as follows: A, B, and C shares for CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value and PEA Value – 1/97, NFJ Dividend Value – 11/01, PEA Growth & Income – 8/00, NFJ Large Cap Value – 7/02, and RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth – 2/02. The oldest share class for the above listed funds is Institutional. The inception date for PEA Target B is 5/95, and the oldest share class is A. The oldest share class for the following funds is C, and the inception dates for the actual classes are as follows: PEA Growth A – 10/90, PEA Growth B – 5/95, PEA Opportunity A – 12/90, and PEA Opportunity B – 4/99. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

PIMCO Funds Semi-Annual Report  |  12.31.03    21

Schedule of Investments

Asset Allocation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (b) 110.5%
CCM Capital Appreciation (a)	113,928	$1,842
CCM Mid-Cap (a)	74,342	1,518
Emerging Markets Bond	99,201	1,043
Foreign Bond	166,992	1,735
High Yield	399,054	3,899
NFJ Small-Cap Value	175,154	4,482
PEA Growth (a)	69,777	1,214
PEA Opportunity (a)	266,411	4,566
PEA Renaissance (a)	493,716	11,538
PEA Target (a)	123,361	2,001
PEA Value	620,191	9,818
RCM International Growth Equity	2,169,828	20,049
RCM Large-Cap Growth	713,327	8,524
RCM Mid-Cap (a)	3,253,993	7,745
StocksPLUS	2,212,745	21,663
Total Return	4,786,638	51,265

Total Investments 110.5% (Cost $143,732)		$152,902
Other Assets and Liabilities (Net) (10.5%)		(14,547)

Net Assets 100.0%		$138,355

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Institutional Class shares of each PIMCO Fund.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.9%
Aerospace 1.3%
United Technologies Corp.	117,600	$11,145

Building 1.0%
D.R. Horton, Inc.	203,800	8,816

Capital Goods 4.8%
Caterpillar, Inc.	102,700	8,526
Deere& Co.	149,100	9,699
General Electric Co.	427,500	13,244
Ingersoll-Rand Co. ‘A’	145,800	9,897

		41,366

Communications 1.6%
Nextel Communications, Inc. ‘A’ (a)	503,700	14,134

Consumer Discretionary 5.4%
Best Buy Co., Inc.	178,900	9,346
Coach, Inc. (a)	291,600	11,008
Harman International Industries, Inc.	119,300	8,826
Lowe’s Cos., Inc.	144,100	7,982
Nike, Inc. ‘B’	134,200	9,187

		46,349

Consumer Services 5.8%
Apollo Group, Inc. ‘A’ (a)	169,000	11,492
Cendant Corp. (a)	427,500	9,520
McDonald’s Corp.	432,400	10,736
Parker Hannifin Corp.	160,700	9,562
Wendy’s International, Inc.	222,000	8,711

		50,021

Consumer Staples 4.7%
Anheuser-Busch Cos., Inc.	203,800	10,736
Avon Products, Inc.	125,900	8,497
Fortune Brands, Inc.	172,300	12,318
Procter & Gamble Co.	91,100	9,099

		40,650

Energy 7.6%
Anadarko Petroleum Corp.	178,900	9,126
Apache Corp.	128,914	10,455
ConocoPhillips	145,800	9,560
EOG Resources, Inc.	203,800	9,409
Occidental Petroleum Corp.	227,000	9,588
Southern Co.	286,600	8,670
XTO Energy, Inc.	333,000	9,424

		66,232

Financial & Business Services 12.0%
Allstate Corp.	212,100	9,125
Bank of America Corp.	125,900	10,126
Capital One Financial Corp.	139,200	8,532
CIT Group, Inc.	256,800	9,232
Citigroup, Inc.	180,595	8,766
Franklin Resources, Inc.	177,300	9,230
Golden West Financial Corp.	97,800	10,092
J.P. Morgan Chase & Co.	240,200	8,823
MBNA Corp.	346,300	8,606
Merrill Lynch & Co.	205,400	12,047
Morgan Stanley Dean Witter & Co.	155,700	9,010

		103,589

Healthcare 15.1%
Amgen, Inc. (a)	135,900	8,399
Boston Scientific Corp. (a)	120,900	4,444
C.R. Bard, Inc.	109,400	8,889
Celgene Corp. (a)	228,600	10,292
Genentech, Inc. (a)	122,600	11,472
Genzyme Corp. (a)	167,300	8,255
Guidant Corp.	164,000	9,873
Johnson & Johnson	167,300	8,643
Millennium Pharmaceuticals, Inc. (a)	536,800	10,022
Pfizer, Inc.	379,400	13,404
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	10,055
UnitedHealth Group, Inc. (a)	154,100	$8,965
Varian Medical Systems, Inc. (a)	139,200	9,619
Watson Pharmaceuticals, Inc. (a)	188,900	8,689

		131,021

Materials & Processing 5.1%
Dow Chemical Co.	215,400	8,954
Freeport-McMoran Copper & Gold, Inc. ‘B’	203,800	8,586
Newmont Mining Corp.	177,000	8,604
Phelps Dodge Corp. (a)	116,000	8,826
Weyerhaeuser Co.	144,100	9,222

		44,192

Technology 31.2%
Adobe Systems, Inc.	236,900	9,310
Analog Devices, Inc. (a)	243,600	11,120
Apple Computer, Inc. (a)	470,500	10,055
Applied Materials, Inc. (a)	457,300	10,266
Chiron Corp. (a)	187,200	10,668
Cisco Systems, Inc. (a)	772,100	18,754
Corning, Inc. (a)	914,600	9,539
Dell, Inc. (a)	283,300	9,621
Electronic Arts, Inc. (a)	182,300	8,710
EMC Corp. (a)	709,100	9,162
IBM Corp.	92,800	8,601
Intel Corp.	581,600	18,727
International Game Technology	271,700	9,700
Linear Technology Corp.	207,100	8,713
Mercury Interactive Corp. (a)	189,000	9,193
Microsoft Corp.	984,200	27,105
Motorola, Inc.	632,900	8,905
National Semiconductor Corp. (a)	217,000	8,552
QLogic Corp.	169,000	8,720
QUALCOMM, Inc.	230,300	12,420
Symantec Corp. (a)	275,000	9,529
Texas Instruments, Inc.	364,500	10,709
VERITAS Software Corp. (a)	347,900	12,928
Yahoo, Inc. (a)	210,400	9,504

		270,511

Transportation 2.3%
FedEx Corp.	129,200	8,721
United Parcel Service, Inc.	155,700	11,607

		20,328

Total Common Stocks (Cost $716,417)		848,354

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	43,606,696	43,607

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 01/02/2004	$45,687	45,687
(Dated 12/31/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $21,105 and Freddie Mac 3.875% due 02/15/2005 valued at $25,504. Repurchase proceeds are $45,689.)

Total Short-Term Instruments (Cost $89,294)		89,294

Total Investments 108.2% (Cost $805,711)		$937,648
Other Assets and Liabilities (Net) (8.2%)		(71,121)

Net Assets 100.0%		$866,527

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $42,502 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.9%
Building 2.2%
D.R. Horton, Inc.	169,300	$7,324
NVR, Inc. (a)	16,800	7,829

		15,153

Capital Goods 5.7%
Brunswick Corp.	242,100	7,706
Carlisle Cos., Inc.	126,000	7,668
Danaher Corp.	103,600	9,505
Lear Corp.	121,800	7,470
Paccar, Inc.	91,000	7,746

		40,095

Communications 1.2%
Nextel Partners, Inc. ‘A’ (a)	624,200	8,396

Consumer Discretionary 16.7%
Advance Auto Parts, Inc. (a)	88,200	7,179
Chico’s FAS, Inc. (a)	265,900	9,825
Claire’s Stores, Inc.	398,900	7,515
Coach, Inc. (a)	237,952	8,983
Columbia Sportswear Co. (a)	123,200	6,714
Foot Locker, Inc.	383,500	8,993
Harman International Industries, Inc.	112,000	8,286
Marvel Enterprises, Inc. (a)	263,100	7,659
MSC Industrial Direct Co. ‘A’	273,000	7,508
Neiman-Marcus Group, Inc. ‘A’ (a)	75,600	4,057
Nordstrom, Inc.	267,300	9,168
Pacific Sunwear of California (a)	404,450	8,542
Rent-A-Center, Inc. (a)	1,150	34
Staples, Inc. (a)	284,100	7,756
Station Casinos, Inc.	235,100	7,201
Tiffany & Co.	181,900	8,222

		117,642

Consumer Services 6.6%
Bausch & Lomb, Inc.	165,100	8,569
Career Education Corp. (a)	181,600	7,277
GTECH Holdings Corp.	170,700	8,448
ITT Educational Services, Inc. (a)	144,200	6,773
Mandalay Resort Group	184,700	8,260
Wendy’s International, Inc.	184,700	7,248

		46,575

Consumer Staples 1.3%
Fortune Brands, Inc.	127,400	9,108

Energy 4.3%
Apache Corp.	92,059	7,466
EOG Resources, Inc.	166,500	7,687
Pogo Producing Co.	144,200	6,965
XTO Energy, Inc.	280,866	7,949

		30,067

Financial & Business Services 12.6%
AG Edwards, Inc.	194,600	7,050
Associates Corp. of North America	174,089	7,425
Chicago Mercantile Exchange Holdings, Inc.	102,200	7,395
CIT Group, Inc.	221,100	7,949
Everest Reinsurance Group Ltd.	84,000	7,106
General Growth Properties, Inc.	277,100	7,690
Instinet Group, Inc. (a)	1,452,700	7,481
iStar Financial, Inc.	180,500	7,021
Legg Mason, Inc.	92,413	7,132
Mercury General Corp.	155,300	7,229
Old Republic International Corp.	327,450	8,304
W.R. Berkley Corp.	197,350	6,897

		88,679

Healthcare 14.9%
Beckman Coulter, Inc.	151,200	7,686
C.R. Bard, Inc.	106,400	8,645
Caremark Rx, Inc. (a)	288,300	7,303
Celgene Corp. (a)	174,900	7,874
Coventry Health Care, Inc. (a)	117,600	$7,584
Cytyc Corp. (a)	552,800	7,607
DaVita, Inc. (a)	190,300	7,422
Eon Labs, Inc. (a)	99,400	5,064
Genzyme Corp. (a)	149,800	7,391
Millennium Pharmaceuticals, Inc. (a)	446,500	8,336
Omnicare, Inc.	194,500	7,856
Varian Medical Systems, Inc. (a)	112,000	7,739
Visx, Inc. (a)	310,700	7,193
Watson Pharmaceuticals, Inc. (a)	158,100	7,273

		104,973

Materials & Processing 5.5%
Ball Corp.	134,400	8,006
Dover Corp.	186,100	7,397
Freeport-McMoran Copper & Gold, Inc. ‘B’	172,100	7,251
Georgia-Pacific Corp.	268,700	8,241
Trinity Industries, Inc.	256,100	7,898

		38,793

Technology 27.8%
Adobe Systems, Inc.	181,900	7,149
Adtran, Inc.	275,700	8,547
Advanced Micro Devices, Inc. (a)	491,200	7,319
Amkor Technology, Inc. (a)	415,700	7,570
Apple Computer, Inc. (a)	351,300	7,507
Arrow Electronics, Inc. (a)	335,900	7,773
Ascential Software Corp. (a)	299,500	7,766
Autodesk, Inc.	99,800	2,453
CheckFree Corp. (a)	285,500	7,894
Cognizant Technology Solutions Corp. ‘A’ (a)	172,100	7,855
Cypress Semiconductor Corp. (a)	396,100	8,461
Diebold, Inc.	159,500	8,592
Electronic Arts, Inc. (a)	156,700	7,487
Getty Images, Inc. (a)	167,900	8,417
International Game Technology	222,500	7,943
International Rectifier Corp. (a)	176,300	8,711
Jabil Circuit, Inc. (a)	265,900	7,525
Juniper Networks, Inc. (a)	410,100	7,661
Lam Research Corp. (a)	218,300	7,051
Mercury Interactive Corp. (a)	156,000	7,588
Pixar, Inc. (a)	98,000	6,790
Polycom, Inc. (a)	390,500	7,623
Red Hat, Inc. (a)	404,500	7,592
Symantec Corp. (a)	226,700	7,855
Tektronix, Inc.	282,700	8,933
VERITAS Software Corp. (a)	138,600	5,150

		195,212

Transportation 1.1%
J.B. Hunt Transport Services, Inc. (a)	279,900	7,560

Total Common Stocks (Cost $586,089)		702,253

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	36,647,156	$36,647

	Principal Amount (000s)

Repurchase Agreement 5.1%
State Street Bank
0.800% due 01/02/2004	$35,577	35,577
(Dated 12/31/2003. Collateralized by Freddie Mac 3.875% due 02/15/2005 valued at $10,792 and Fannie Mae 5.250% due 06/15/2006 valued at $25,502. Repurchase proceeds are $35,578.)

Total Short-Term Instruments (Cost $72,224)		72,224

Total Investments 110.2% (Cost $658,313)		$774,477
Other Assets and Liabilities (Net) (10.2%)		(71,537)

Net Assets 100.0%		$702,940

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $35,695, as of December 31, 2003.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Flex-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.4%
Aerospace 1.0%
Raytheon Co.	1,300	$39

Capital Goods 3.4%
3M Co.	700	60
General Electric Co.	2,300	71

		131

Communications 2.9%
UnitedGlobalCom, Inc. ‘A’ (a)	4,800	41
Verizon Communications, Inc.	2,000	70

		111

Consumer Discretionary 3.3%
4Kids Entertainment, Inc. (a)	1,500	39
Rush Enterprises, Inc. ‘A’ (a)	4,500	44
W.W. Grainger, Inc.	1,000	47

		130

Consumer Services 3.4%
Central European Media Enterprises Ltd. ‘A’ (a)	3,300	57
Viacom, Inc. ‘B’	1,700	75

		132

Consumer Staples 4.3%
Altria Group, Inc.	700	38
General Mills, Inc.	1,200	54
PepsiCo, Inc.	700	33
Procter & Gamble Co.	400	40

		165

Energy 6.4%
ChevronTexaco Corp.	700	60
Exxon Mobil Corp.	3,200	131
Stone Energy Corp. (a)	1,300	55

		246

Financial & Business Services 33.6%
Ambac Financial Group, Inc.	600	42
American Express Co.	800	39
American International Group, Inc.	1,000	66
AmeriCredit Corp. (a)	2,700	43
Bank of America Corp.	700	56
Bank of New York Co., Inc.	1,200	40
Citigroup, Inc.	3,700	180
City National Corp.	600	37
Dow Jones & Co., Inc.	800	40
Falcon Financial Investment Trust (a)	4,400	43
Fieldstone Private Capital Group (a)(b)	3,800	64
First Advantage Corp. ‘A’ (a)	3,000	58
FleetBoston Financial Corp.	1,800	79
Friedman Billings Ramsey Group, Inc. ‘A’	1,700	39
Highland Hospitality Corp. (a)	4,600	50
Luminent Mortgage Capital, Inc.	3,000	42
Morgan Stanley Dean Witter & Co.	700	41
North Fork Bancorp., Inc.	900	36
Provident Financial Group, Inc.	700	22
Quanta Capital Holdings Ltd. (a)(b)	4,800	55
Radian Group, Inc.	900	44
SunTrust Banks, Inc.	600	43
The Goldman Sachs Group, Inc.	400	39
Wachovia Corp.	1,000	47
Wells Fargo & Co.	900	53

		1,298

Healthcare 5.2%
Endologix, Inc. (a)	10,000	40
Guilford Pharmaceuticals, Inc. (a)	6,300	43
Nektar Therapeutics (a)	2,900	39
Praecis Pharmaceuticals, Inc. (a)	5,900	38
Sonus Pharmaceuticals, Inc. (a)	7,800	40

		200

Materials & Processing 10.0%
A. Schulman, Inc.	1,900	41
Alcoa, Inc.	1,100	42
BHP Billiton Ltd. SP - ADR	3,100	$57
Compass Minerals International, Inc. (a)	3,400	49
ESCO Technologies, Inc. (a)	900	39
Praxair, Inc.	1,200	46
Sherwin-Williams Co.	1,600	56
United States Steel Corp.	1,600	56

		386

Technology 12.6%
Agilent Technologies, Inc. (a)	1,800	53
Crown Castle International Corp. (a)	4,700	52
CSG Systems International, Inc. (a)	3,000	37
Fairchild Semiconductor International, Inc. ‘A’ (a)	2,300	57
Hewlett-Packard Co.	3,100	71
IBM Corp.	700	65
Methode Electronics, Inc. ‘A’	3,200	39
Microsoft Corp.	2,600	72
NCR Corp. (a)	1,100	43

		489

Transportation 3.3%
Celadon Group, Inc. (a)	2,900	41
HUB Group, Inc. ‘A’ (a)	2,300	50
SCS Transportation, Inc. (a)	2,100	37

		128

Utilities 1.0%
Dominion Resources, Inc.	600	38

Total Common Stocks (Cost $2,954)		3,493

EXCHANGE-TRADED FUNDS 4.5%
Index Funds 4.5%
iShares Russell 1000 Value Index Fund	3,000	175

Total Exchange-Traded Funds (Cost $162)		175

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.4%
Repurchase Agreement 5.4%
State Street Bank
0.800% due 01/02/2004	$210	210
(Dated 12/31/2003. Collateralized by Fannie Mae 6.500% due 08/15/2004 valued at $217. Repurchase proceeds are $210.)

Total Short-Term Instruments (Cost $210)		210

Total Investments 100.3% (Cost $3,326)		$3,878
Other Assets and Liabilities (Net) (0.3%)		(12)

Net Assets 100.0%		$3,866

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $119, which is 3.08% of net assets.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Schedule of Investments

NACM Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.4%
United Technologies Corp.	600	$57

Capital Goods 6.6%
3M Co.	900	76
General Electric Co.	2,600	80

		156

Communications 4.6%
Nextel Communications, Inc. ‘A’ (a)	2,700	76
Nokia Corp. SP - ADR (a)	2,000	34

		110

Consumer Discretionary 10.4%
Amazon.com, Inc. (a)	1,000	53
Best Buy Co., Inc.	1,200	63
Lowe’s Cos., Inc.	1,300	72
Wal-Mart Stores, Inc.	1,100	58

		246

Consumer Services 6.0%
Apollo Group, Inc. ‘A’ (a)	600	41
eBay, Inc. (a)	800	52
McDonald’s Corp.	2,000	50

		143

Consumer Staples 5.5%
Coca-Cola Co.	1,200	61
Procter & Gamble Co.	700	70

		131

Financial & Business Services 6.8%
Capital One Financial Corp.	800	49
J.P. Morgan Chase & Co.	1,600	59
Omnicom Group, Inc.	600	52

		160

Healthcare 18.1%
Allergan, Inc.	700	54
Amgen, Inc. (a)	1,000	62
Barr Laboratories, Inc. (a)	800	62
Boston Scientific Corp. (a)	1,800	66
Forest Laboratories, Inc. (a)	1,100	68
Medco Health Solutions, Inc. (a)	1,400	48
Pharmaceutical Resources, Inc. (a)	500	33
UnitedHealth Group, Inc. (a)	600	35

		428

Technology 38.1%
Agilent Technologies, Inc. (a)	1,700	50
Applied Materials, Inc. (a)	2,600	58
Avaya, Inc. (a)	3,000	39
Chiron Corp. (a)	1,200	68
Cisco Systems, Inc. (a)	3,900	95
Cypress Semiconductor Corp. (a)	1,600	34
Dell, Inc. (a)	1,900	64
Flextronics International Ltd. (a)	3,200	47
Intel Corp.	3,400	109
International Game Technology	900	32
Microsoft Corp.	4,300	118
PeopleSoft, Inc. (a)	2,500	57
Texas Instruments, Inc.	3,200	94
VERITAS Software Corp. (a)	1,000	37

		902

Total Common Stocks (Cost $2,091)		2,333

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
0.800% due 01/02/2004	$57	$57
(Dated 12/31/2003. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $60. Repurchase proceeds are $57.)

Total Short-Term Instruments (Cost $57)		57

Total Investments 100.9% (Cost $2,148)		$2,390
Other Assets and Liabilities (Net) (0.9%)		(21)

Net Assets 100.0%		$2,369

Notes to Schedule of Investments:

(a) Non-income producing security.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.1%
Aerospace 1.0%
Raytheon Co.	1,000	$30

Capital Goods 7.6%
3M Co.	900	77
ITT Industries, Inc.	700	52
Textron, Inc.	800	46
Tyco International Ltd.	1,500	40
Weatherford International, Inc. (a)	700	25

		240

Communications 3.3%
BellSouth Corp.	1,000	28
SBC Communications, Inc.	1,300	34
Verizon Communications, Inc.	1,200	42

		104

Consumer Discretionary 3.0%
Federated Department Stores, Inc.	900	42
TJX Companies., Inc.	2,400	53

		95

Consumer Services 7.8%
Comcast Corp. ‘A’ (a)	900	30
McDonald’s Corp.	1,100	27
Time Warner, Inc. (a)	5,000	90
Viacom, Inc. ‘B’	1,500	67
Walt Disney Co.	1,300	30

		244

Consumer Staples 5.2%
Altria Group, Inc.	300	16
Fortune Brands, Inc.	500	36
Kimberly-Clark Corp.	600	35
PepsiCo, Inc.	800	37
Procter & Gamble Co.	400	40

		164

Energy 10.5%
Apache Corp.	515	42
ChevronTexaco Corp.	900	78
ConocoPhillips	1,327	87
Exxon Mobil Corp.	2,300	94
Kerr-McGee Corp.	600	28

		329

Financial & Business Services 32.1%
Allstate Corp.	1,500	65
Ambac Financial Group, Inc.	500	35
American Express Co.	900	43
American International Group, Inc.	2,200	146
Bank of New York Co., Inc.	900	30
Citigroup, Inc.	2,800	136
FleetBoston Financial Corp.	3,000	131
J.P. Morgan Chase & Co.	3,300	121
Morgan Stanley Dean Witter & Co.	1,300	75
North Fork Bancorp., Inc.	800	32
Travelers Property Casualty Corp. ‘A’	1,738	29
Washington Mutual, Inc.	1,000	40
Wells Fargo & Co.	2,100	124

		1,007

Healthcare 9.4%
Abbott Laboratories, Inc.	1,300	61
Jefferson-Pilot Corp.	600	30
Pfizer, Inc.	2,300	81
WellPoint Health Networks, Inc. (a)	600	58
Wyeth	1,500	64

		294

Materials & Processing 2.0%
International Paper Co.	400	17
Praxair, Inc.	1,200	46

		63

Technology 10.4%
Hewlett-Packard Co.	2,000	46
Honeywell International, Inc.	1,700	57
IBM Corp.	600	$56
Lucent Technologies, Inc. (a)	6,300	18
Microsoft Corp.	3,000	83
Motorola, Inc.	3,300	46
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	1,900	19

		325

Utilities 3.8%
Dominion Resources, Inc.	500	32
FPL Group, Inc.	400	26
PPL Corp.	400	18
Public Service Enterprise Group, Inc.	500	22
TXU Corp.	900	21

		119

Total Common Stocks (Cost $2,566)		3,014

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.0%
Repurchase Agreement 7.0%
State Street Bank
0.800% due 01/02/2004	$219	219
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.500% due 06/17/2005 valued at $225. Repurchase proceeds are $219.)

Total Short-Term Instruments (Cost $219)		219

Total Investments 103.1% (Cost $2,785)		$3,233
Other Assets and Liabilities (Net) (3.1%)		(97)

Net Assets 100.0%		$3,136

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.9%
Capital Goods 1.6%
Cooper Industries Ltd. ‘A’	48,000	$2,781

Communications 7.2%
AT&T Corp.	152,000	3,086
SBC Communications, Inc.	120,000	3,128
Sprint Corp.	194,000	3,185
Verizon Communications, Inc.	90,000	3,157

		12,556

Consumer Discretionary 12.2%
Eastman Kodak Co.	87,000	2,233
General Motors Corp.	120,000	6,408
Limited Brands, Inc.	178,000	3,209
The May Department Stores Co.	107,000	3,111
V.F. Corp.	145,000	6,270

		21,231

Consumer Staples 9.1%
Albertson’s, Inc.	141,000	3,194
Altria Group, Inc.	59,000	3,211
ConAgra Foods, Inc.	122,000	3,220
R.J. Reynolds Tobacco Holdings, Inc.	55,000	3,198
SUPERVALU, Inc.	107,000	3,059

		15,882

Energy 12.7%
ChevronTexaco Corp.	37,000	3,196
ConocoPhillips	47,506	3,115
Eni S.p.A SP - ADR	34,000	3,229
Kerr-McGee Corp.	69,000	3,208
KeySpan Corp.	84,000	3,091
Marathon Oil Corp.	95,000	3,144
Occidental Petroleum Corp.	75,000	3,168

		22,151

Financial & Business Services 28.8%
Apartment Investment & Management Co. ‘A’	92,000	3,174
Bank of America Corp.	40,000	3,217
CIGNA Corp.	55,000	3,163
Deluxe Corp.	77,000	3,182
Duke Realty Corp.	102,000	3,162
J.P. Morgan Chase & Co.	85,000	3,122
Key Corp.	210,000	6,157
Lincoln National Corp.	77,000	3,108
Morgan Stanley Dean Witter & Co.	55,000	3,183
St. Paul Co.	77,800	3,085
Union Planters Corp.	200,000	6,298
UnumProvident Corp.	199,000	3,138
Washington Mutual, Inc.	153,000	6,138

		50,127

Healthcare 9.1%
Baxter International, Inc.	103,000	3,144
Bristol-Myers Squibb Co.	111,000	3,175
GlaxoSmithKline PLC SP - ADR	66,000	3,077
Jefferson-Pilot Corp.	62,000	3,140
Merck & Co., Inc.	70,000	3,234

		15,770

Materials & Processing 1.9%
Georgia-Pacific Corp.	104,000	3,190

Technology 1.8%
Sempra Energy	106,000	3,186

Transportation 1.9%
Burlington Northern Santa Fe Corp.	99,000	3,203

Utilities 3.6%
American Electric Power Co., Inc.	105,000	3,204
DTE Energy Co.	78,000	3,073

		6,277

Total Common Stocks (Cost $136,582)		156,354

SHORT-TERM INSTRUMENTS 18.4%
Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (a)	8,466,887	$8,467

	Principal Amount (000s)

Repurchase Agreement 13.5%
State Street Bank
0.800% due 01/02/2004	$23,571	23,571
(Dated 12/31/2003. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $24,046. Repurchase proceeds are $23,572.)

Total Short-Term Instruments (Cost $32,038)		32,038

Total Investments 108.3% (Cost $168,620)		$188,392
Other Assets and Liabilities (Net) (8.3%)		(14,367)

Net Assets 100.0%		$174,025

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $8,313, as of December 31, 2003.

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 3.8%
General Dynamics Corp.	1,500	$136
Raytheon Co.	4,500	135

		271

Capital Goods 3.9%
Deere & Co.	2,100	137
General Electric Co.	4,400	136

		273

Communications 5.8%
AT&T Corp.	6,700	136
Nextel Communications, Inc. ‘A’ (a)	5,000	140
Verizon Communications, Inc.	3,900	137

		413

Consumer Discretionary 15.7%
CVS Corp.	3,900	141
General Motors Corp.	2,700	144
Masco Corp.	10,200	280
Nike, Inc. ‘B’	2,000	137
Sears, Roebuck & Co.	6,100	277
The Home Depot, Inc.	3,800	135

		1,114

Consumer Services 7.8%
Carnival Corp.	3,500	139
Cendant Corp. (a)	6,300	140
Gannett Co, Inc.	1,500	134
McDonald’s Corp.	5,700	142

		555

Consumer Staples 9.6%
Altria Group, Inc.	5,000	272
ConAgra Foods, Inc.	5,200	137
Kimberly-Clark Corp.	2,300	136
Kroger Co. (a)	7,400	137

		682

Energy 9.8%
Apache Corp.	1,700	138
ConocoPhillips	4,200	275
Occidental Petroleum Corp.	6,600	279

		692

Financial & Business Services 23.1%
Allstate Corp.	3,200	138
Capital One Financial Corp.	2,200	135
Countrywide Financial Corp.	1,800	136
Equity Office Properties Trust	9,300	266
Fannie Mae	1,800	135
J.P. Morgan Chase & Co.	7,400	272
Key Corp.	4,700	138
Marsh & McLennan Cos., Inc.	2,900	139
Travelers Property Casualty Corp. ‘A’	8,200	138
Washington Mutual, Inc.	3,400	136

		1,633

Healthcare 7.8%
Baxter International, Inc.	4,400	134
Bristol-Myers Squibb Co.	4,900	140
Merck & Co., Inc.	3,000	139
WellPoint Health Networks, Inc. (a)	1,400	136

		549

Materials & Processing 1.9%
Praxair, Inc.	3,600	137

Technology 1.9%
Seagate Technology, Inc. (a)	7,100	134

Transportation 1.9%
Burlington Northern Santa Fe Corp.	4,200	136

Utilities 3.9%
Exelon Corp.	4,100	272

Total Common Stocks (Cost $6,269)		6,861

SHORT-TERM INSTRUMENTS 14.2%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (b)	365,222	$365

	Principal Amount (000s)

Repurchase Agreement 9.1%
State Street Bank
0.800% due 01/02/2004	$644	644
(Dated 12/31/2003. Collateralized by Freddie Mac 2.750% due 08/15/2006 valued at $662. Repurchase proceeds are $644.)

Total Short-Term Instruments (Cost $1,009)		1,009

Total Investments 111.1% (Cost $7,278)		$7,870
Other Assets and Liabilities (Net) (11.1%)		(787)

Net Assets 100.0%		$7,083

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $358, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.5%
Aerospace 0.4%
Kaman Corp. ‘A’	740,000	$9,420

Building 1.9%
Hughes Supply, Inc.	440,000	21,833
M.D.C. Holdings, Inc.	312,000	20,124

		41,957

Capital Goods 9.1%
Acuity Brands, Inc.	882,000	22,756
ArvinMeritor, Inc.	980,000	23,638
Barnes Group, Inc.	651,000	21,034
Curtiss-Wright Corp.	263,600	11,865
GATX Corp.	742,000	20,761
Harsco Corp.	488,000	21,384
Precision Castparts Corp.	487,000	22,115
Regal-Beloit Corp.	749,000	16,478
Tecumseh Products Co. ‘A’	466,000	22,568
York International Corp.	582,000	21,418

		204,017

Consumer Discretionary 13.6%
Arctic Cat, Inc.	621,000	15,339
Banta Corp.	509,000	20,614
Brown Shoe Co., Inc.	611,000	23,175
Burlington Coat Factory Warehouse Corp.	784,000	16,589
Ennis Business Forms, Inc.	641,700	9,818
Handleman Co.	842,800	17,303
Kellwood Co.	533,000	21,853
Lancaster Colony Corp.	470,000	21,225
Libbey, Inc.	571,000	16,262
Maytag Corp.	732,000	20,386
Ruddick Corp.	1,164,000	20,836
Russ Berrie & Co., Inc.	481,100	16,309
Russell Corp.	1,146,000	20,124
Sturm, Ruger & Co., Inc.	748,600	8,512
The Cato Corp. ‘A’	1,020,000	20,910
Tupperware Corp.	1,277,000	22,143
Winn-Dixie Stores, Inc.	1,318,000	13,114

		304,512

Consumer Services 5.4%
Bob Evans Farms, Inc.	650,800	21,125
Callaway Golf Co.	1,247,000	21,012
IHOP Corp.	339,400	13,060
Landry’s Restaurants, Inc.	814,900	20,959
Lone Star Steakhouse & Saloon, Inc.	911,000	21,117
United Auto Group, Inc.	741,700	23,215

		120,488

Consumer Staples 6.9%
Adolph Coors Co. ‘B’	362,000	20,308
Casey’s General Stores, Inc.	1,170,000	20,662
Corn Products International, Inc.	578,000	19,912
Fresh Del Monte Produce, Inc.	863,000	20,565
Loews Corp. - Carolina Group	866,000	21,858
PepsiAmericas, Inc. (a)	611,500	10,469
Sensient Technologies Corp.	1,028,000	20,324
Universal Corp.	470,000	20,760

		154,858

Energy 8.6%
Arch Coal, Inc.	700,000	21,819
Berry Petroleum Co. ‘A’	495,000	10,024
Cabot Oil & Gas Corp.	715,000	20,985
Helmerich & Payne, Inc.	812,000	22,679
Northwest Natural Gas Co.	568,000	17,466
St. Mary Land & Exploration Co.	762,000	21,717
Tidewater, Inc.	712,000	21,275
UGI Corp.	605,000	20,509
Vintage Petroleum, Inc.	1,824,000	21,943
World Fuel Services Corp.	420,000	14,259

		192,676

Financial & Business Services 18.1%
AmerUs Group Co.	584,000	$20,422
Annaly Mortgage Management, Inc.	1,140,000	20,976
BancorpSouth, Inc.	782,000	18,549
CBL & Associates Properties, Inc.	359,000	20,283
Chittenden Corp.	215,200	7,239
Commercial Federal Corp.	760,000	20,300
Delphi Financial Group, Inc. ‘A’	564,000	20,304
First Industrial Realty Trust, Inc.	588,000	19,845
Fremont General Corp.	1,225,000	20,715
Health Care Property Investors, Inc.	415,000	21,082
Healthcare Realty Trust, Inc.	578,000	20,663
HRPT Properties Trust	2,029,000	20,473
LandAmerica Financial Group, Inc.	389,000	20,329
McGrath Rentcorp	454,000	12,371
Nationwide Health Properties, Inc.	146,800	2,870
New Plan Excel Realty Trust, Inc.	809,000	19,958
Old National Bancorp.	620,000	14,167
Provident Financial Group, Inc.	641,000	20,480
Seacoast Financial Services Corp.	735,000	20,146
Shurgard Storage Centers, Inc. ‘A’	544,000	20,482
Susquehanna Bancshares, Inc.	489,000	12,230
UMB Financial Corp.	93,000	4,421
Washington Federal, Inc.	720,000	20,448
Whitney Holding Corp.	169,200	6,935

		405,688

Healthcare 4.1%
Arrow International, Inc.	647,000	16,162
Cooper Cos., Inc.	453,000	21,350
Invacare Corp.	505,000	20,387
Landauer, Inc.	327,000	13,335
Owens & Minor, Inc.	943,000	20,661

		91,895

Materials & Processing 9.2%
Albany International Corp. ‘A’	280,000	9,492
Commercial Metals Co.	220,400	6,700
Crane Co.	700,000	21,518
Lincoln Electric Holdings, Inc.	680,000	16,823
Lubrizol Corp.	652,000	21,203
Massey Energy Co.	1,000,000	20,800
Methanex Corp.	1,907,000	21,416
Quanex Corp.	191,700	8,837
Rock-Tenn Co. ‘A’	938,000	16,190
RPM, Inc.	1,274,000	20,970
Teleflex, Inc.	424,000	20,492
Universal Forest Products, Inc.	617,500	19,871
Valmont Industries, Inc.	94,900	2,197

		206,509

Technology 3.3%
Analogic Corp.	502,300	20,594
Imation Corp.	545,000	19,157
John H. Harland Co.	740,000	20,202
Methode Electronics, Inc.	1,196,300	14,631

		74,584

Transportation 3.9%
Alexander & Baldwin, Inc.	623,000	20,989
Frontline Ltd.	880,000	22,414
Teekay Shipping Corp.	400,000	22,812
USF Corp.	603,000	20,617

		86,832

Utilities 10.0%
Atmos Energy Corp.	841,000	20,436
Cleco Corp.	1,172,900	21,089
Energen Corp.	513,000	21,048
National Fuel Gas Co.	825,000	20,163
Nicor, Inc.	608,400	20,710
OGE Energy Corp.	848,000	20,513
Peoples Energy Corp.	489,000	20,558
PNM Resources, Inc.	731,000	20,541
Vectren Corp.	827,000	20,386
Westar Energy, Inc.	1,000,000	$20,250
WGL Holdings, Inc.	725,000	20,148

		225,842

Total Common Stocks (Cost $1,723,102)		2,119,278

SHORT-TERM INSTRUMENTS 10.5%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	111,070,297	111,070

	Principal Amount (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 01/02/2004	$124,098	124,098

(Dated 12/31/2003. Collateralized by Fannie Mae 2.000% due 01/15/2006 valued at $76,509, 1.200% due 08/23/2004 valued at $25,503 and 2.125% due 10/14/2005 valued at $24,585. Repurchase proceeds are $124,103.)

Total Short-Term Instruments (Cost $235,168)		235,168

Total Investments 105.0% (Cost $1,958,270)		$2,354,446
Other Assets and Liabilities (Net) (5.0%)		(111,532)

Net Assets 100.0%		$2,242,914

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $107,421, as of December 31, 2003.

30    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.3%
Capital Goods 8.4%
3M Co.	25,000	$2,126
Caterpillar, Inc.	25,000	2,075
General Electric Co.	50,000	1,549
Tyco International Ltd.	75,000	1,987

		7,737

Communications 1.4%
Nokia Corp. SP - ADR (a)	75,000	1,275

Consumer Discretionary 2.0%
Wal-Mart Stores, Inc.	35,000	1,857

Consumer Services 5.8%
Carnival Corp.	25,000	993
Clear Channel Communications, Inc.	35,000	1,639
Knight-Ridder, Inc.	15,000	1,161
Viacom, Inc. ‘B’	35,000	1,553

		5,346

Consumer Staples 4.3%
Altria Group, Inc.	35,000	1,905
Procter & Gamble Co.	20,000	1,998

		3,903

Energy 11.1%
BP PLC SP - ADR	50,000	2,467
ChevronTexaco Corp.	25,000	2,160
Kinder Morgan Management LLC (a)	66,296	2,848
Royal Dutch Petroleum Co.	25,000	1,310
Schlumberger Ltd.	25,000	1,368

		10,153

Financial & Business Services 25.7%
American Express Co.	35,000	1,688
American International Group, Inc.	25,000	1,657
Bank of America Corp.	25,000	2,011
Boston Properties, Inc.	35,000	1,687
CIGNA Corp.	20,000	1,150
Citigroup, Inc.	50,000	2,427
Countrywide Financial Corp.	20,000	1,517
iStar Financial, Inc.	50,000	1,945
J.P. Morgan Chase & Co.	75,000	2,755
Morgan Stanley Dean Witter & Co.	30,000	1,736
Simon Property Group, Inc.	50,000	2,317
Vornado Realty Trust	50,000	2,737

		23,627

Healthcare 7.9%
Allergan, Inc.	15,000	1,152
Boston Scientific Corp. (a)	50,000	1,838
Pfizer, Inc.	50,000	1,766
Varian Medical Systems, Inc. (a)	15,000	1,036
Wyeth	35,000	1,486

		7,278

Materials & Processing 10.5%
Alcoa, Inc.	75,000	2,850
Dow Chemical Co.	50,000	2,078
Freeport-McMoran Copper & Gold, Inc. ‘B’	75,000	3,160
International Paper Co.	35,000	1,509

		9,597

Technology 11.9%
Cisco Systems, Inc. (a)	50,000	1,214
Hewlett-Packard Co.	75,000	1,723
Honeywell International, Inc.	75,000	2,507
Intel Corp.	75,000	2,415
Mercury Interactive Corp. (a)	20,000	973
Microsoft Corp.	75,000	2,066

		10,898

Utilities 4.3%
Dominion Resources, Inc.	25,000	$1,596
Exelon Corp.	35,000	2,323

		3,919

Total Common Stocks (Cost $70,604)		85,590

CONVERTIBLE PREFERRED STOCK 2.8%
The Chubb Corp.
7.000% due 08/16/2006	35,000	1,009
The Goldman Sachs Group, Inc.
5.500% due 09/09/2004	70,000	1,583

Total Convertible Preferred Stock (Cost $2,525)		2,592

PREFERRED SECURITY 0.9%
Southern Union Co.
7.600% due 02/01/2024	30,000	802

Total Preferred Security (Cost $776)		802

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.0%
Repurchase Agreement 3.0%
State Street Bank	$2,785	2,785
0.800% due 01/02/2004
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $2,845. Repurchase proceeds are $2,785.)

Total Short-Term Instruments (Cost $2,785)		2,785

Total Investments 100.0% (Cost $76,690)		$91,769
Other Assets and Liabilities (Net) (0.0%)		(3)

Net Assets 100.0%		$91,766

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    31

Schedule of Investments

PEA Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Capital Goods 8.3%
General Electric Co.	750,000	$23,235
Illinois Tool Works, Inc.	250,000	20,977
Tyco International Ltd.	1,000,000	26,500

		70,712

Consumer Discretionary 4.9%
The Home Depot, Inc.	650,000	23,068
Wal-Mart Stores, Inc.	350,000	18,567

		41,635

Consumer Services 12.4%
Carnival Corp.	500,000	19,865
Cendant Corp. (a)	1,000,000	22,270
Clear Channel Communications, Inc.	500,000	23,415
eBay, Inc. (a)	350,000	22,606
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	500,000	17,985

		106,141

Consumer Staples 2.9%
Procter & Gamble Co.	250,000	24,970

Energy 2.9%
Schlumberger Ltd.	450,000	24,624

Financial & Business Services 16.6%
American Express Co.	350,000	16,880
American International Group, Inc.	350,000	23,198
Bank of America Corp.	250,000	20,107
Citigroup, Inc.	750,000	36,405
Countrywide Credit Industries, Inc.	333,333	25,283
Merrill Lynch & Co.	350,000	20,527

		142,400

Healthcare 17.5%
Boston Scientific Corp. (a)	500,000	18,380
Guidant Corp.	350,000	21,070
Pfizer, Inc.	750,000	26,498
Stryker Corp.	250,000	21,253
Teva Pharmaceutical Industries Ltd. SP - ADR	350,000	19,849
UnitedHealth Group, Inc. (a)	350,000	20,363
Varian Medical Systems, Inc. (a)	325,000	22,458

		149,871

Materials & Processing 3.9%
Alcoa, Inc.	500,000	19,000
Freeport-McMoran Copper & Gold, Inc. ‘B’	350,000	14,746

		33,746

Technology 26.5%
Applied Materials, Inc. (a)	750,000	16,838
Cisco Systems, Inc. (a)	1,500,000	36,435
Dell, Inc. (a)	500,000	16,980
EMC Corp. (a)	1,500,000	19,380
Flextronics International Ltd. (a)	750,000	11,130
Intel Corp.	1,000,000	32,200
Juniper Networks, Inc. (a)	1,000,000	18,680
KLA-Tencor Corp. (a)	150,000	8,801
Mercury Interactive Corp. (a)	250,000	12,160
Microsoft Corp.	500,000	13,770
National Semiconductor Corp. (a)	250,000	9,853
SAP AG SP - ADR (a)	500,000	20,780
Xilinx, Inc. (a)	250,000	9,685

		226,692

Total Common Stocks (Cost $637,819)		820,791

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Banking & Finance 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$359	$0

Total Convertible Bonds & Notes (Cost $358)		0

	Shares

SHORT-TERM INSTRUMENTS 9.8%
Money Market Fund 5.3%
State Street Navigator Securities Lending Prime Portfolio (c)	45,983,375	45,983

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 01/02/2004	$38,399	38,399
(Dated 12/31/2003. Collateralized by Freddie Mac 2.125% due 10//06/2005 valued at $13,670 and Fannie Mae 1.500% due 08/15/2005 valued at $25,505. Repurchase proceeds are $38,401.)

Total Short-Term Instruments (Cost $84,382)		84,382

Total Investments 105.7% (Cost $722,559)		$905,173
Other Assets and Liabilities (Net) (5.7%)		(49,177)

Net Assets 100.0%		$855,996

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $45,176, as of December 31, 2003.

32    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Opportunity Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.0%
Capital Goods 0.8%
Aviall, Inc. (a)	171,600	$2,662

Communications 2.6%
Cumulus Media, Inc. ‘A’ (a)	424,900	9,348

Consumer Discretionary 9.0%
Fossil, Inc. (a)	131,300	3,678
Linens’n Things, Inc. (a)	179,205	5,390
Marvel Enterprises, Inc. (a)	164,450	4,787
MSC Industrial Direct Co. ‘A’	160,200	4,406
Select Comfort Corp. (a)	189,500	4,692
Sotheby’s Holdings, Inc. ‘A’ (a)	4,381	60
Take Two Interactive Software, Inc. (a)	153,400	4,419
Tempur-Pedic International, Inc. (a)	274,300	4,252

		31,684

Consumer Services 10.6%
Administaff, Inc. (a)	280,000	4,866
Alliance Gaming Corp. (a)	202,400	4,989
Forrester Research, Inc. (a)	275,000	4,914
Journal Communications, Inc.	207,500	3,845
Mobile Mini, Inc. (a)	305,100	6,017
Resources Connection, Inc. (a)	98,002	2,676
Scientific Games Corp. ‘A’ (a)	257,000	4,372
Sonic Corp. (a)	103,000	3,154
Sylvan Learning Systems, Inc. (a)	93,000	2,677

		37,510

Energy 3.5%
Advanced Energy Industries, Inc. (a)	182,856	4,763
Quicksilver Resources, Inc. (a)	102,900	3,324
Spinnaker Exploration Co. (a)	129,400	4,176

		12,263

Financial & Business Services 11.8%
Affiliated Managers Group, Inc. (a)	72,200	5,024
Boston Private Financial Holdings, Inc.	164,479	4,086
CoStar Group, Inc. (a)	99,739	4,157
Doubleclick, Inc. (a)	337,000	3,444
Investors Financial Services Corp.	159,200	6,115
National Financial Partners Corp.	156,400	4,309
Portfolio Recovery Associates, Inc. (a)	184,000	4,885
Silicon Valley Bancshares (a)	80,300	2,896
Southwest BanCorp. of Texas, Inc.	102,300	3,974
The First Marblehead Corp. (a)	121,200	2,652

		41,542

Healthcare 23.6%
Adolor Corp. (a)	125,800	2,519
American Healthways, Inc. (a)	208,400	4,975
Andrx Group Corp. (a)	186,200	4,476
BioMarin Pharmaceutical, Inc. (a)	660,000	5,128
Cubist Pharmaceuticals, Inc. (a)	287,200	3,492
Discovery Laboratories, Inc. - Call Warrant Exp. 03/21/2005 (a)	92,308	414
Epix Medical, Inc. (a)	153,400	2,497
Gentiva Health Services, Inc. (a)	275,100	3,477
Inamed Corp. (a)	72,900	3,504
Intuitive Surgical, Inc. (a)	355,200	6,070
Kindred Healthcare, Inc. (a)	89,300	4,642
LabOne, Inc. (a)	125,800	4,085
NBTY, Inc. (a)	177,150	4,758
Pharmaceutical Resources, Inc. (a)	64,500	4,202
Praecis Pharmaceuticals, Inc. (a)	396,467	2,553
Salix Pharmaceuticals Ltd. (a)	121,000	2,743
Staar Surgical Co. (a)	378,100	4,257
The Advisory Board Co. (a)	110,200	3,847
Therasense, Inc. (a)	239,400	4,860
United Surgical Partners International, Inc. (a)	99,400	3,328
Ventana Medical Systems, Inc. (a)	103,524	$4,079
XOMA Ltd. (a)	490,300	3,236

		83,142

Materials & Processing 2.8%
IMC Global, Inc.	327,600	3,253
Kemet Corp. (a)	267,600	3,663
Minerals Technologies, Inc.	51,000	3,022

		9,938

Technology 27.5%
AMIS Holdings, Inc. (a)	303,200	5,542
Artisan Components, Inc. (a)	163,650	3,355
ASE Test Ltd. (a)	388,584	5,817
Concur Technologies, Inc. (a)	263,900	2,555
Cree, Inc. (a)	252,900	4,474
Cymer, Inc. (a)	80,300	3,709
Digital Insight Corp. (a)	139,200	3,466
DigitalNet Holdings, Inc. (a)	209,430	4,084
eCollege.com, Inc. (a)	147,100	2,715
Extreme Networks, Inc. (a)	531,000	3,829
Imax Corp. (a)	465,300	3,681
Lawson Software, Inc. (a)	540,000	4,444
Macrovision Corp. (a)	157,188	3,551
MatrixOne, Inc. (a)	880,000	5,421
MicroStrategy, Inc. ‘A’ (a)	58,800	3,086
Mindspeed Technologies, Inc. (a)	479,900	3,287
Mykrolis Corp. (a)	330,000	5,306
Netscreen Technologies, Inc. (a)	105,100	2,601
O2Micro International Ltd. (a)	166,200	3,723
Omnicell, Inc. (a)	218,000	3,532
Radware Ltd. (a)	188,500	5,137
Semtech Corp. (a)	183,825	4,178
SkillSoft PLC SP - ADR (a)	540,000	4,671
Websense, Inc. (a)	169,300	4,950

		97,114

Transportation 5.8%
Atlantic Coast Airlines Holdings, Inc. (a)	499,256	4,943
EGL, Inc. (a)	194,300	3,412
Old Dominion Freight Line, Inc. (a)	135,565	4,620
OMI Corp. (a)	370,300	3,307
Sirva, Inc. (a)	215,000	4,201

		20,483

Total Common Stocks (Cost $278,017)		345,686

SHORT-TERM INSTRUMENTS 24.8%
Money Market Fund 22.6%
State Street Navigator Securities Lending Prime Portfolio (b)	79,809,072	$79,809

	Principal Amount (000s)

Repurchase Agreement 2.2%
State Street Bank
0.800% due 01/02/2004	$7,653	7,653
(Dated 12/31/2003. Collateralized by Freddie Mac 2.150% due 01/21/2005 valued at $7,807. Repurchase proceeds are $7,653.)

Total Short-Term Instruments (Cost $87,462)		87,462

Total Investments 122.8% (Cost $365,479)		$433,148
Other Assets and Liabilities (Net) (22.8%)		(80,450)

Net Assets 100.0%		$352,698

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $76,568 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    33

Schedule of Investments

PEA Target Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.5%
Capital Goods 4.9%
Brunswick Corp.	300,000	$9,549
Fisher Scientific International, Inc. (a)	200,000	8,274
ITT Industries, Inc.	125,000	9,276
Jacobs Engineering Group, Inc. (a)	175,000	8,402
Zebra Technologies Corp. ‘A’ (a)	187,500	12,444

		47,945

Communications 1.1%
Cumulus Media, Inc. ‘A’ (a)	500,000	11,000

Consumer Discretionary 11.5%
Best Buy Co., Inc.	160,000	8,358
Coach, Inc. (a)	270,000	10,192
Harman International Industries, Inc.	160,000	11,837
Linens’n Things, Inc. (a)	450,000	13,536
Marvel Enterprises, Inc. (a)	350,000	10,188
Maytag Corp.	325,000	9,051
MGM Mirage (a)	200,000	7,522
Michaels Stores, Inc.	280,000	12,376
PETsMART, Inc.	350,000	8,330
Polaris Industries, Inc.	110,000	9,744
Tempur-Pedic International, Inc. (a)	700,000	10,850

		111,984

Consumer Services 5.6%
Alliance Gaming Corp. (a)	250,000	6,162
Clear Channel Communications, Inc.	245,000	11,473
Corporate Executive Board Co. (a)	150,000	7,000
E.W. Scripps Co. ‘A’	100,000	9,414
Royal Caribbean Cruises Ltd.	325,000	11,307
XM Satellite Radio Holdings, Inc. ‘A’ (a)	350,000	9,226

		54,582

Consumer Staples 1.6%
CDW Corp.	160,000	9,242
Whole Foods Market, Inc. (a)	100,000	6,713

		15,955

Energy 4.0%
Apache Corp.	135,000	10,948
BJ Services Co. (a)	200,000	7,180
ENSCO International, Inc.	325,000	8,830
Nabors Industries Ltd. (a)	170,000	7,055
Noble Energy, Inc.	100,000	4,443

		38,456

Financial & Business Services 16.1%
Accenture Ltd. ‘A’ (a)	400,000	10,528
Affiliated Managers Group, Inc. (a)	135,000	9,395
Ambac Financial Group, Inc.	125,000	8,674
Capital One Financial Corp.	105,000	6,435
CapitalSource, Inc. (a)	325,000	7,046
Chicago Mercantile Exchange Holdings, Inc.	75,000	5,427
CIT Group, Inc.	350,000	12,582
Doral Financial Corp.	270,000	8,716
Eaton Vance Corp.	270,000	9,893
Everest Reinsurance Group Ltd.	100,000	8,460
Fidelity National Financial, Inc.	300,000	11,634
Investors Financial Services Corp.	325,000	12,483
iStar Financial, Inc.	185,000	7,196
Lamar Advertising Co. ‘A’ (a)	275,000	10,263
Legg Mason, Inc.	125,000	9,647
Radian Group, Inc.	250,000	12,188
SEI Investments Co. (a)	200,000	6,094

		156,661

Healthcare 18.5%
Andrx Group Corp. (a)	450,000	10,818
Biogen Idec, Inc. (a)	225,000	8,276
CTI Molecular Imaging, Inc. (a)	600,000	10,146
Gen-Probe, Inc. (a)	200,000	7,294
Gilead Sciences, Inc. (a)	150,000	8,721
Inamed Corp. (a)	262,500	12,616
Medicis Pharmaceutical Corp. ‘A’	151,000	$10,766
Omnicare, Inc.	300,000	12,117
PacifiCare Health Systems, Inc. (a)	125,000	8,450
Pharmaceutical Resources, Inc. (a)	100,000	6,515
Select Medical Corp.	400,000	6,512
St. Jude Medical, Inc. (a)	175,000	10,736
Teva Pharmaceutical Industries Ltd. SP - ADR	200,000	11,342
Varian Medical Systems, Inc. (a)	375,000	25,913
Waters Corp. (a)	300,000	9,948
Watson Pharmaceuticals, Inc. (a)	200,000	9,200
Zimmer Holdings, Inc. (a)	150,000	10,560

		179,930

Materials & Processing 0.4%
Millennium Chemicals, Inc. (a)	300,000	3,804

Technology 32.7%
Altera Corp. (a)	375,000	8,513
Autodesk, Inc.	500,000	12,290
Avaya, Inc. (a)	550,000	7,117
BEA Systems, Inc. (a)	675,000	8,303
Borland Software Corp. (a)	700,000	6,811
Brocade Communications Systems, Inc. (a)	1,100,000	6,358
Business Objects S.A. SP - ADR (a)	250,000	8,668
Cognos, Inc. (a)	200,000	6,124
Cree, Inc. (a)	350,000	6,192
Cymer, Inc. (a)	185,000	8,545
DST Systems, Inc. (a)	225,000	9,396
Extreme Networks, Inc. (a)	1,500,000	10,815
Flextronics International Ltd. (a)	725,000	10,759
Garmin Ltd.	200,000	10,896
Gentex Corp.	235,000	10,378
Integrated Circuit Systems, Inc. (a)	325,000	9,259
InterActive Corp. (a)	285,000	9,670
Intuit, Inc. (a)	165,000	8,730
Jabil Circuit, Inc. (a)	225,000	6,368
Juniper Networks, Inc. (a)	575,000	10,741
KLA-Tencor Corp. (a)	165,000	9,681
Lam Research Corp. (a)	375,000	12,113
LSI Logic Corp. (a)	800,000	7,096
Mercury Interactive Corp. (a)	300,000	14,592
Monster Worldwide, Inc. (a)	300,000	6,588
National Semiconductor Corp. (a)	200,000	7,882
Netscreen Technologies, Inc. (a)	500,000	12,375
Nortel Networks Corp. (a)	2,000,000	8,460
Novellus Systems, Inc. (a)	220,000	9,251
PMC-Sierra, Inc. (a)	375,000	7,556
Siebel Systems, Inc. (a)	675,000	9,362
Sohu.com, Inc. (a)	250,000	7,503
UTStarcom, Inc. (a)	500,000	18,535
VERITAS Software Corp. (a)	300,000	11,148

		318,075

Transportation 2.1%
Expeditors International Washington, Inc.	165,000	6,214
Sirva, Inc. (a)	400,000	7,816
Swift Transportation Co., Inc. (a)	300,000	6,306

		20,336

Total Common Stocks (Cost $755,386)		958,728

SHORT-TERM INSTRUMENTS 21.3%
Money Market Fund 20.5%
State Street Navigator Securities Lending Prime Portfolio (b)	199,849,205	$199,849

	Principal Amount (000s)

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004	$8,150	8,150
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 4.125% due 01/14/2005 valued at $8,314. Repurchase proceeds are $8,150.)

Total Short-Term Instruments (Cost $207,999)		207,999

Total Investments 119.8% (Cost $963,385)		$1,166,727
Other Assets and Liabilities (Net) (19.8%)		(193,122)

Net Assets 100.0%		$973,605

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $194,752, as of December 31, 2003.

34    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 81.3%
Aerospace 3.2%
Boeing Co.	1,186,800	$50,012
Raytheon Co.	10,000	300

		50,312

Capital Goods 5.8%
General Electric Co.	430,000	13,321
Navistar International Corp. (a)	265,800	12,729
Tyco International Ltd.	2,442,100	64,716

		90,766

Communications 5.4%
AT&T Wireless Services, Inc. (a)	10,750,000	85,892

Consumer Discretionary 3.0%
J.C. Penney Co., Inc.	1,809,100	47,543

Consumer Services 4.9%
Liberty Media Corp. ‘A’ (a)	6,141,899	73,027
Time Warner, Inc. (a)	270,000	4,857

		77,884

Consumer Staples 8.1%
Altria Group, Inc.	1,275,000	69,385
Safeway, Inc. (a)	2,257,600	49,464
Sara Lee Corp.	430,000	9,335

		128,184

Energy 4.3%
ConocoPhillips	240,000	15,737
Nabors Industries Ltd. (a)	708,800	29,415
Royal Dutch Petroleum Co.	440,000	23,052

		68,204

Financial & Business Services 14.2%
American International Group, Inc.	40,000	2,651
Citigroup, Inc.	1,000,000	48,540
FleetBoston Financial Corp.	535,000	23,353
Freddie Mac	540,000	31,493
Hartford Financial Services Group, Inc.	50,000	2,952
J.P. Morgan Chase & Co.	1,363,200	50,070
Key Corp.	1,250,000	36,650
Merrill Lynch & Co.	10,000	587
Morgan Stanley Dean Witter & Co.	130,000	7,523
Prudential Financial, Inc.	230,000	9,607
Travelers Property Casualty Corp. ‘A’	598,900	10,050

		223,476

Healthcare 7.9%
Baxter International, Inc.	1,051,000	32,077
Bristol-Myers Squibb Co.	50,000	1,430
HCA, Inc.	570,000	24,487
Merck & Co., Inc.	300,000	13,860
Schering-Plough Corp.	3,037,300	52,819

		124,673

Materials & Processing 7.2%
Alcan, Inc.	156,420	7,344
Dow Chemical Co.	1,495,000	62,147
E.I. du Pont de Nemours & Co.	80,000	3,671
International Paper Co.	520,000	22,417
Waste Management, Inc.	600,000	17,760

		113,339

Technology 17.3%
Agilent Technologies, Inc. (a)	2,395,500	70,044
Hewlett-Packard Co.	1,607,249	36,919
Honeywell International, Inc.	1,260,000	42,122
Micron Technology, Inc. (a)	5,551,677	74,781
Teradyne, Inc. (a)	1,911,200	48,640

		272,506

Total Common Stocks (Cost $1,033,547)		1,282,779

EXCHANGE-TRADED FUNDS 6.0%
Index Funds 6.0%
iShares Russell 1000 Value Index Fund SP	800,000	$46,696
SPDR Trust	427,000	47,517

Total Exchange-Traded Funds (Cost $83,405)		94,213

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.2%
Banking & Finance 0.6%
SMFG Finance Ltd.
2.250% due 07/11/2005 (b)	JY	588,000	10,273

Industrials 0.6%
Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,664
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,844
3.125% due 01/15/2023		1,500	2,059

			9,567

Total Convertible Bonds & Notes (Cost $12,224)			19,840

Shares

SHORT-TERM INSTRUMENTS 16.7%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (c)	79,917,719	79,918

	Principal Amount (000s)

Repurchase Agreement 11.6%
State Street Bank
0.800% due 01/02/2004	$183,223	183,223

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/30/2004 valued at $25,504, 1.250% due 08/27/2004 valued at $25,503, 1.720% due 03/24/2005 valued at $25,503, 2.125% due 10/14/2005 valued at $25,504 and 3.000% due 06/15/2004 valued at $25,504. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $25,504 and 2.625% due 05/15/2007 valued at $25,502. Collateralized by Freddie Mac 2.250% due 10/27/2005 valued at $8,389. Repurchase proceeds are $183,230.)

Total Short-Term Instruments (Cost $263,141)		263,141

Total Investments 105.2% (Cost $1,392,317)		$1,659,973
Other Assets and Liabilities (Net) (5.2%)		(81,411)

Net Assets 100.0%		$1,578,562

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Principal amount denoted in indicated currency:

JY – Japanese Yen

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $77,805, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    35

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.9%
United Technologies Corp.	163,000	$15,448

Capital Goods 5.4%
3M Co.	124,500	10,586
Danaher Corp.	35,500	3,257
General Electric Co.	482,500	14,948

		28,791

Communications 2.3%
Nokia Oyj SP - ADR (a)	288,000	4,896
Vodafone Group PLC SP - ADR	291,000	7,287

		12,183

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	56,000	2,662
Lowe’s Cos., Inc.	158,000	8,752
Nike, Inc. ‘B’	96,500	6,606
Starbucks Corp. (a)	259,500	8,579
Wal-Mart Stores, Inc.	259,500	13,766

		40,365

Consumer Services 7.0%
Apollo Group, Inc. ‘A’ (a)	77,000	5,236
Carnival Corp.	121,000	4,807
eBay, Inc. (a)	73,500	4,747
News Corp. Ltd. SP - ADR	52,000	1,573
Tribune Co.	110,500	5,702
Viacom, Inc. ‘B’	342,500	15,200

		37,265

Consumer Staples 8.4%
Coca-Cola Co.	134,000	6,800
PepsiCo, Inc.	172,500	8,042
Procter & Gamble Co.	107,000	10,687
SYSCO Corp.	174,500	6,497
Walgreen Co.	351,000	12,769

		44,795

Energy 6.0%
Baker Hughes, Inc.	265,500	8,538
BJ Services Co. (a)	143,000	5,134
BP PLC SP - ADR	112,000	5,527
Exxon Mobil Corp.	234,500	9,615
Schlumberger Ltd.	57,500	3,146

		31,960

Financial & Business Services 11.5%
Accenture Ltd. ‘A’ (a)	217,500	5,725
AFLAC, Inc.	89,000	3,220
Citigroup, Inc.	184,000	8,931
Fannie Mae	140,000	10,508
Fifth Third Bancorp.	77,000	4,551
Franklin Resources, Inc.	111,000	5,779
Golden West Financial Corp.	31,000	3,199
M&T Bank Corp.	28,500	2,802
Merrill Lynch & Co.	128,000	7,507
Safeco Corp.	66,500	2,589
The Goldman Sachs Group, Inc.	43,500	4,295
Zions Bancorporation	41,500	2,545

		61,651

Healthcare 21.6%
Amgen, Inc. (a)	174,500	10,784
Boston Scientific Corp. (a)	239,500	8,804
Cardinal Health, Inc.	51,000	3,119
Eli Lilly & Co.	91,500	6,435
Genentech, Inc. (a)	65,500	6,129
Gilead Sciences, Inc. (a)	136,500	7,936
Johnson & Johnson	114,000	5,889
Medtronic, Inc.	150,500	7,316
Pfizer, Inc.	718,000	25,367
St. Jude Medical, Inc. (a)	181,000	$11,104
Stryker Corp.	57,000	4,846
Teva Pharmaceutical Industries Ltd. SP - ADR	122,000	6,919
Wyeth	258,000	10,952

		115,600

Materials & Processing 2.4%
Air Products & Chemicals, Inc.	83,000	4,385
Alcan, Inc.	177,000	8,310

		12,695

Technology 21.8%
ASML Holding NV (a)	416,000	8,341
Cisco Systems, Inc. (a)	527,000	12,801
Dell, Inc. (a)	344,500	11,699
Electronic Arts, Inc. (a)	164,500	7,860
Hewlett-Packard Co.	237,000	5,444
Intel Corp.	399,000	12,848
Maxim Integrated Products, Inc.	80,500	4,009
Microchip Technology, Inc.	86,000	2,869
Microsoft Corp.	420,000	11,567
Oracle Corp. (a)	1,125,000	14,850
SAP AG SP - ADR (a)	147,500	6,130
VERITAS Software Corp. (a)	204,500	7,599
Yahoo, Inc. (a)	241,000	10,886

		116,903

Transportation 1.7%
United Parcel Service, Inc. ‘B’	120,000	8,946

Total Common Stocks (Cost $471,467)		526,602

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.1%
Repurchase Agreement 3.1%
State Street Bank
0.800% due 01/02/2004	$16,709	16,709
(Dated 12/31/2003. Collateralized by Freddie Mac 2.050% due 01/28/2005 valued at $17,044. Repurchase proceeds are $16,710.)

Total Short-Term Instruments (Cost $16,709)		16,709

Total Investments 101.6% (Cost $488,176)		$543,311
Other Assets and Liabilities (Net) (1.6%)		(8,784)

Net Assets 100.0%		$534,527

Notes to Schedule of Investments:

(a) Non-income producing security.

36    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.5%
Aerospace 2.3%
Alliant Techsystems, Inc. (a)	36,000	$2,079
Goodrich Corp.	117,700	3,495

		5,574

Capital Goods 6.0%
American Standard Cos., Inc. (a)	22,930	2,309
Danaher Corp.	52,550	4,821
Ingersoll-Rand Co. ‘A’	15,000	1,018
SPX Corp. (a)	78,900	4,640
Weatherford International, Inc. (a)	54,000	1,944

		14,732

Communications 5.8%
Amdocs Ltd. (a)	104,500	2,349
Cox Radio, Inc. ‘A’ (a)	134,700	3,399
Entercom Communications Corp. (a)	41,000	2,171
Macromedia, Inc. (a)	173,000	3,086
Westwood One, Inc. (a)	95,600	3,271

		14,276

Consumer Discretionary 15.1%
99 Cents Only Stores (a)	20,200	550
AdvancePCS, Inc. (a)	75,300	3,965
Bed, Bath & Beyond, Inc. (a)	6,900	299
Cintas Corp. (a)	88,050	4,414
Coach, Inc. (a)	15,600	589
Dollar Tree Stores, Inc. (a)	99,300	2,985
Harley-Davidson, Inc.	12,700	604
Harman International Industries, Inc.	19,000	1,406
Linens’n Things, Inc. (a)	65,000	1,955
Marvel Enterprises, Inc. (a)	93,800	2,731
Mattel, Inc.	45,600	879
Nike, Inc. ‘B’	41,300	2,827
Starbucks Corp. (a)	88,300	2,919
The Estee Lauder Cos., Inc. ‘A’	100,100	3,930
TJX Companies., Inc.	146,100	3,222
Williams-Sonoma, Inc. (a)	112,900	3,926

		37,201

Consumer Services 4.6%
Career Education Corp. (a)	23,400	938
E.W. Scripps Co. ‘A’	23,200	2,184
Hilton Hotels Corp.	131,000	2,244
Manpower, Inc.	18,100	852
Royal Caribbean Cruises Ltd.	42,800	1,489
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	76,700	2,759
The Cheesecake Factory, Inc. (a)	21,900	964

		11,430

Consumer Staples 3.9%
CDW Corp.	58,900	3,402
Dean Foods Co. (a)	107,550	3,535
Performance Food Group Co. (a)	71,500	2,586

		9,523

Energy 6.2%
Apache Corp.	17,200	1,395
BJ Services Co. (a)	93,050	3,341
Nabors Industries Ltd. (a)	73,000	3,030
Noble Corp. (a)	50,000	1,789
Patterson-UTI Energy, Inc. (a)	19,500	642
Smith International, Inc. (a)	64,750	2,688
XTO Energy, Inc.	87,000	2,462

		15,347

Financial & Business Services 9.3%
ARAMARK Corp. ‘B’ (a)	103,300	2,833
Bank of Hawaii Corp.	41,800	1,764
Chicago Mercantile Exchange Holdings, Inc.	34,000	2,460
Federated Investors, Inc. ‘B’	13,400	$393
Fiserv, Inc. (a)	17,184	679
Franklin Resources, Inc.	9,277	483
Golden West Financial Corp.	14,500	1,496
Lamar Advertising Co. ‘A’ (a)	39,700	1,482
M&T Bank Corp.	16,200	1,592
Mellon Financial Corp.	57,900	1,859
Perot Systems Corp. ‘A’ (a)	35,000	472
Willis Group Holdings Ltd.	92,345	3,146
XL Capital Ltd. ‘A’	24,364	1,889
Zions Bancorporation	37,300	2,288

		22,836

Healthcare 16.7%
Aetna, Inc.	46,800	3,163
Allergan, Inc.	33,100	2,542
AmerisourceBergen Corp.	22,000	1,235
Angiotech Pharmaceuticals, Inc. (a)	54,900	2,525
Anthem, Inc. (a)	33,000	2,475
Biogen Idec, Inc. (a)	80,000	2,942
Biomet, Inc.	8,300	302
Covance, Inc. (a)	25,300	678
Cytyc Corp. (a)	73,100	1,006
Gilead Sciences, Inc. (a)	46,700	2,715
ICOS Corp. (a)	7,750	320
McKesson Corp.	11,100	363
MedImmune, Inc. (a)	21,200	539
MGI Pharma, Inc. (a)	43,400	1,786
Millennium Pharmaceuticals, Inc. (a)	30,500	569
Mylan Laboratories, Inc.	15,700	397
Neurocrine Biosciences, Inc. (a)	33,800	1,843
PacifiCare Health Systems, Inc. (a)	6,000	406
St. Jude Medical, Inc. (a)	57,100	3,503
Stryker Corp.	34,000	2,890
Teva Pharmaceutical Industries Ltd. SP - ADR	34,000	1,928
Varian Medical Systems, Inc. (a)	33,700	2,329
Watson Pharmaceuticals, Inc. (a)	5,700	262
WellPoint Health Networks, Inc. (a)	19,400	1,882
Zimmer Holdings, Inc. (a)	35,900	2,527

		41,127

Materials & Processing 2.9%
Air Products& Chemicals, Inc.	58,000	3,064
Fastenal Co.	46,500	2,322
Valspar Corp.	33,150	1,638

		7,024

Technology 23.2%
Adtran, Inc.	71,500	2,217
Affiliated Computer Services, Inc. ‘A’ (a)	62,500	3,404
Agere Systems, Inc. ‘A’ (a)	579,300	1,767
Citrix Systems, Inc. (a)	174,900	3,710
Comverse Technology, Inc. (a)	45,500	800
Cypress Semiconductor Corp. (a)	30,400	649
DST Systems, Inc. (a)	80,900	3,378
Electronic Arts, Inc. (a)	68,300	3,263
Emulex Corp. (a)	71,800	1,916
Fairchild Semiconductor International, Inc. ‘A’ (a)	52,900	1,321
Intersil Corp. ‘A’ (a)	115,000	2,858
Jabil Circuit, Inc. (a)	121,400	3,436
KLA-Tencor Corp. (a)	15,200	892
L-3 Communications Holdings, Inc. (a)	63,700	3,272
Marvell Technology Group Ltd. (a)	44,400	1,684
Mercury Interactive Corp. (a)	70,800	3,444
Microchip Technology, Inc.	121,600	4,057
Molex, Inc. ‘A’	67,600	1,985
National Semiconductor Corp. (a)	22,400	883
Novell, Inc. (a)	352,300	3,706
SunGard Data Systems, Inc. (a)	92,140	2,553
Symantec Corp. (a)	88,300	$3,060
The BISYS Group, Inc. (a)	106,000	1,577
THQ, Inc. (a)	40,000	676
Western Digital Corp. (a)	58,100	685

		57,193

Transportation 1.5%
Expeditors International Washington, Inc.	97,000	3,653

Total Common Stocks (Cost $209,051)		239,916

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
0.800% due 01/02/2004	$2,250	2,250
(Dated 12/31/2003. Collateralized by Federal Farm Credits Bank 2.375% due 10/01/2004 valued at $2,297. Repurchase proceeds are $2,250.)

Total Short-Term Instruments (Cost $2,250)		2,250

Total Investments 98.4% (Cost $211,301)		$242,166
Other Assets and Liabilities (Net) 1.6%		3,973

Net Assets 100.0%		$246,139

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    37

Schedule of Investments

RCM Tax-Managed Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.8%
Aerospace 3.8%
United Technologies Corp.	14,800	$1,403

Building 1.0%
Trex Co., Inc. (a)	10,000	380

Capital Goods 4.6%
3M Co.	9,000	765
General Electric Co.	30,000	929

		1,694

Communications 3.6%
Nokia Oyj SP - ADR (a)	45,000	765
Vodafone Group PLC SP - ADR	22,500	563

		1,328

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	16,350	777
Harman International Industries, Inc.	7,700	570
Starbucks Corp. (a)	22,700	750
Wal-Mart Stores, Inc.	12,200	647

		2,744

Consumer Services 4.3%
E.W. Scripps Co. ‘A’	8,000	753
Viacom, Inc. ‘B’	19,000	843

		1,596

Consumer Staples 15.3%
Anheuser-Busch Cos., Inc.	14,200	748
Colgate-Palmolive Co.	15,000	751
PepsiCo, Inc.	16,000	746
SYSCO Corp.	36,000	1,340
Walgreen Co.	39,500	1,437
Whole Foods Market, Inc. (a)	8,600	577

		5,599

Energy 6.8%
Baker Hughes, Inc.	17,500	563
BJ Services Co. (a)	32,000	1,149
BP PLC SP - ADR	15,500	765

		2,477

Financial & Business Services 8.9%
Accenture Ltd. ‘A’ (a)	28,500	750
American International Group, Inc.	3,000	199
Automatic Data Processing, Inc.	9,500	376
Merrill Lynch & Co.	16,500	968
Willis Group Holdings Ltd.	28,000	954

		3,247

Healthcare 20.7%
Amgen, Inc. (a)	17,000	1,051
Genentech, Inc. (a)	4,500	421
Johnson & Johnson	12,500	646
Medtronic, Inc.	16,500	802
Pfizer, Inc.	52,500	1,855
Stryker Corp.	9,450	803
Teva Pharmaceutical Industries Ltd. SP – ADR	19,000	1,077
Wyeth	22,000	934

		7,589

Technology 19.2%
Cisco Systems, Inc. (a)	31,000	753
Dell, Inc.(a)	22,500	764
Garmin Ltd.	10,800	588
Gentex Corp.	17,500	773
Intel Corp.	34,800	1,121
Microsoft Corp.	55,000	1,515
Novell, Inc. (a)	39,500	416
Oracle Corp. (a)	62,000	818
VERITAS Software Corp. (a)	5,000	$186
Yahoo, Inc. (a)	2,100	95

		7,029

Transportation 3.1%
United Parcel Service, Inc. ‘A’	15,075	1,124

Total Common Stocks (Cost $31,739)		36,210

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.0%
Repurchase Agreement 2.0%
State Street Bank
0.800% due 01/02/2004	$708	708
(Dated 12/31/2003. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $725. Repurchase proceeds are $708.)

Total Short-Term Instruments (Cost $708)		708

Total Investments 100.8% (Cost $32,447)		$36,918
Other Assets and Liabilities (Net) (0.8%)		(277)

Net Assets 100.0%		$36,641

Notes to Schedule of Investments:

(a) Non-income producing security.

38    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

(This Page Intentionally Left Blank)

12.31.03  |  PIMCO Funds Semi-Annual Report    39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations

Asset Allocation Fund
Class A
12/31/2003 +	$9.28	$0.18	(a)	$1.01	(a)	$1.19

06/30/2003	9.24	0.25	(a)	0.03	(a)	0.28

06/30/2002	9.92	0.37	(a)	(0.80	)(a)	(0.43)

06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)

06/30/2000	11.27	0.56	(a)	0.44	(a)	1.00

09/30/1998 - 06/30/1999	10.00	0.31	(a)	1.23	(a)	1.54

Class B
12/31/2003 +	9.25	0.16	(a)	0.98	(a)	1.14

06/30/2003	9.21	0.18	(a)	0.04	(a)	0.22

06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)

06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)

06/30/2000	11.25	0.48	(a)	0.44	(a)	0.92

09/30/1998 - 06/30/1999	10.00	0.16	(a)	1.31	(a)	1.47

Class C
12/31/2003 +	9.25	0.15	(a)	0.99	(a)	1.14

06/30/2003	9.21	0.18	(a)	0.03	(a)	0.21

06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)

06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)

06/30/2000	11.24	0.48	(a)	0.44	(a)	0.92

09/30/1998 - 06/30/1999	10.00	0.18	(a)	1.29	(a)	1.47

CCM Capital Appreciation Fund
Class A
12/31/2003 +	$14.03	$(0.01	)(a)	$1.85	(a)	$1.84

06/30/2003	14.64	(0.01	)(a)	(0.60	)(a)	(0.61)

06/30/2002	17.54	0.02	(a)	(2.90	)(a)	(2.88)

06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)

06/30/2000	26.65	(0.03	)(a)	5.34	(a)	5.31

06/30/1999	26.01	0.06	(a)	2.33	(a)	2.39

Class B
12/31/2003 +	13.31	(0.06	)(a)	1.75	(a)	1.69

06/30/2003	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)

06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)

06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)

06/30/2000	26.29	(0.22	)(a)	5.23	(a)	5.01

06/30/1999	25.75	(0.13	)(a)	2.32	(a)	2.19

Class C
12/31/2003 +	13.34	(0.06	)(a)	1.75	(a)	1.69

06/30/2003	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)

06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)

06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)

06/30/2000	26.31	(0.22	)(a)	5.25	(a)	5.03

06/30/1999	25.78	(0.13	)(a)	2.31	(a)	2.18

CCM Mid-Cap Fund
Class A
12/31/2003 +	$17.28	$(0.02	)(a)	$2.69	(a)	$2.67

06/30/2003	17.73	(0.05	)(a)	(0.40	)(a)	(0.45)

06/30/2002	21.02	0.01	(a)	(3.17	)(a)	(3.16)

06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)

06/30/2000	22.82	(0.01	)(a)	7.82	(a)	7.81

06/30/1999	24.00	0.03	(a)	(0.13	)(a)	(0.10)

Class B
12/31/2003 +	16.46	(0.09	)(a)	2.56	(a)	2.47

06/30/2003	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)

06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)

06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)

06/30/2000	22.43	(0.20	)(a)	7.66	(a)	7.46

06/30/1999	23.77	(0.13	)(a)	(0.14	)(a)	(0.27)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

40    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period

Asset Allocation Fund
Class A
12/31/2003 +	$(0.05)	$0.00	$0.00	$(0.05)	$10.42

06/30/2003	(0.24)	0.00	0.00	(0.24)	9.28

06/30/2002	(0.25)	0.00	0.00	(0.25)	9.24

06/30/2001	(0.59)	(0.69)	(0.09)	(1.37)	9.92

06/30/2000	(0.35)	(0.44)	0.00	(0.79)	11.48

09/30/1998 - 06/30/1999	(0.27)	0.00	0.00	(0.27)	11.27

Class B
12/31/2003 +	(0.03)	0.00	0.00	(0.03)	10.36

06/30/2003	(0.18)	0.00	0.00	(0.18)	9.25

06/30/2002	(0.19)	0.00	0.00	(0.19)	9.21

06/30/2001	(0.52)	(0.69)	(0.08)	(1.29)	9.90

06/30/2000	(0.27)	(0.44)	0.00	(0.71)	11.46

09/30/1998 - 06/30/1999	(0.22)	0.00	0.00	(0.22)	11.25

Class C
12/31/2003 +	(0.03)	0.00	0.00	(0.03)	10.36

06/30/2003	(0.17)	0.00	0.00	(0.17)	9.25

06/30/2002	(0.19)	0.00	0.00	(0.19)	9.21

06/30/2001	(0.52)	(0.69)	(0.08)	(1.29)	9.89

06/30/2000	(0.26)	(0.44)	0.00	(0.70)	11.46

09/30/1998 - 06/30/1999	(0.23)	0.00	0.00	(0.23)	11.24

CCM Capital Appreciation Fund
Class A
12/31/2003 +	$0.00	$0.00	$0.00	$0.00	$15.87

06/30/2003	0.00	0.00	0.00	0.00	14.03

06/30/2002	(0.02)	0.00	0.00	(0.02)	14.64

06/30/2001	(0.09)	(7.98)	0.00	(8.07)	17.54

06/30/2000	(0.02)	(5.00)	0.00	(5.02)	26.94

06/30/1999	(0.10)	(1.65)	0.00	(1.75)	26.65

Class B
12/31/2003 +	0.00	0.00	0.00	0.00	15.00

06/30/2003	0.00	0.00	0.00	0.00	13.31

06/30/2002	0.00	0.00	0.00	0.00	14.00

06/30/2001	(0.01)	(7.98)	0.00	(7.99)	16.88

06/30/2000	0.00	(5.00)	0.00	(5.00)	26.30

06/30/1999	0.00	(1.65)	0.00	(1.65)	26.29

Class C
12/31/2003 +	0.00	0.00	0.00	0.00	15.03

06/30/2003	0.00	0.00	0.00	0.00	13.34

06/30/2002	0.00	0.00	0.00	0.00	14.03

06/30/2001	(0.01)	(7.98)	0.00	(7.99)	16.91

06/30/2000	0.00	(5.00)	0.00	(5.00)	26.34

06/30/1999	0.00	(1.65)	0.00	(1.65)	26.31

CCM Mid-Cap Fund
Class A
12/31/2003 +	$0.00	$0.00	$0.00	$0.00	$19.95

06/30/2003	0.00	0.00	0.00	0.00	17.28

06/30/2002	(0.11)	0.00	(0.02)	(0.13)	17.73

06/30/2001	(0.10)	(8.79)	0.00	(8.89)	21.02

06/30/2000	(0.04)	(0.02)	0.00	(0.06)	30.57

06/30/1999	(0.01)	(1.07)	0.00	(1.08)	22.82

Class B
12/31/2003 +	0.00	0.00	0.00	0.00	18.93

06/30/2003	0.00	0.00	0.00	0.00	16.46

06/30/2002	(0.06)	0.00	(0.01)	(0.07)	17.03

06/30/2001	(0.01)	(8.79)	0.00	(8.80)	20.27

06/30/2000	0.00	(0.02)	0.00	(0.02)	29.87

06/30/1999	0.00	(1.07)	0.00	(1.07)	22.43

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Asset Allocation Fund
Class A
12/31/2003 +	12.85%	$23,472	0.65	%(e)*	3.71%*	5%

06/30/2003	3.15	11,675	0.65	(e)	2.86	13

06/30/2002	(4.39)	4,867	0.65	(e)	3.77	24

06/30/2001	(1.92)	3,044	0.65	(e)	5.65	39

06/30/2000	9.15	2,170	0.65	(e)	4.96	44

09/30/1998 - 06/30/1999	15.50	2,196	0.65	(e)*	3.76 *	39

Class B
12/31/2003 +	12.32	40,706	1.40	(e)*	3.24 *	5

06/30/2003	2.44	15,617	1.40	(e)	2.12	13

06/30/2002	(5.15)	10,675	1.40	(e)	3.29	24

06/30/2001	(2.62)	5,038	1.40	(e)	4.90	39

06/30/2000	8.36	4,415	1.40	(e)	4.21	44

09/30/1998 - 06/30/1999	14.83	3,653	1.40	(e)*	1.92 *	39

Class C
12/31/2003 +	12.30	72,367	1.40	(e)*	2.99 *	5

06/30/2003	2.40	39,761	1.40	(e)	2.10	13

06/30/2002	(5.05)	32,778	1.40	(e)	3.34	24

06/30/2001	(2.71)	13,349	1.40	(e)	4.90	39

06/30/2000	8.41	10,376	1.40	(e)	4.22	44

09/30/1998 - 06/30/1999	14.82	9,826	1.40	(e)*	2.14 *	39

CCM Capital Appreciation Fund
Class A
12/31/2003 +	13.12%	$170,737	1.11	%(b)*	(0.08)%*	67%

06/30/2003	(4.17)	147,590	1.10		(0.07)	161

06/30/2002	(16.43)	123,754	1.11	(b)	0.10	110

06/30/2001	(9.15)	111,193	1.10		0.14	112

06/30/2000	22.73	91,927	1.11	(b)	(0.10)	119

06/30/1999	10.14	91,296	1.10		0.24	120

Class B
12/31/2003 +	12.70	74,762	1.86	(d)*	(0.84)*	67

06/30/2003	(4.93)	63,258	1.85		(0.82)	161

06/30/2002	(17.06)	62,447	1.86	(c)	(0.64)	110

06/30/2001	(9.83)	70,991	1.85		(0.60)	112

06/30/2000	21.79	66,044	1.86	(c)	(0.86)	119

06/30/1999	9.39	55,094	1.85		(0.52)	120

Class C
12/31/2003 +	12.67	103,739	1.86	(d)*	(0.84)*	67

06/30/2003	(4.90)	85,969	1.85		(0.82)	161

06/30/2002	(17.03)	78,517	1.86	(c)	(0.65)	110

06/30/2001	(9.86)	83,843	1.85		(0.60)	112

06/30/2000	21.85	82,864	1.86	(c)	(0.86)	119

06/30/1999	9.34	81,097	1.85		(0.52)	120

CCM Mid-Cap Fund
Class A
12/31/2003 +	15.45%	$130,198	1.11	%(b)*	(0.21)%*	72%

06/30/2003	(2.54)	109,110	1.11	(b)	(0.34)	155

06/30/2002	(15.04)	98,235	1.11	(b)	0.04	168

06/30/2001	(5.66)	137,944	1.10		0.40	153

06/30/2000	34.28	156,949	1.11	(b)	(0.05)	164

06/30/1999	(0.13)	124,680	1.10		0.15	85

Class B
12/31/2003 +	15.01	63,601	1.86	(d)*	(0.97)*	72

06/30/2003	(3.35)	56,490	1.86	(d)	(1.08)	155

06/30/2002	(15.65)	69,886	1.86	(d)	(0.72)	168

06/30/2001	(6.34)	88,901	1.85		(0.34)	153

06/30/2000	33.27	88,648	1.86	(d)	(0.80)	164

06/30/1999	0.86	84,698	1.85		(0.62)	85

(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations

CCM Mid-Cap Fund (Cont.)
Class C
12/31/2003 +	$16.47	$(0.09	)(a)	$2.56	(a)	$2.47

06/30/2003	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)

06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)

06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)

06/30/2000	22.44	(0.20	)(a)	7.66	(a)	7.46

06/30/1999	23.77	(0.13	)(a)	(0.13	)(a)	(0.26)

NACM Flex-Cap Value Fund
Class A
12/31/2003 +	$12.36	$0.01	(a)	$2.44	(a)	$2.45

07/19/2002 - 06/30/2003	10.00	0.07	(a)	2.51	(a)	2.58

Class B
12/31/2003 +	12.30	(0.04	)(a)	2.42	(a)	2.38

07/19/2002 - 06/30/2003	10.00	(0.02	)(a)	2.51	(a)	2.49

Class C
12/31/2003 +	12.29	(0.04	)(a)	2.41	(a)	2.37

07/19/2002 - 06/30/2003	10.00	(0.01	)(a)	2.50	(a)	2.49

NACM Growth Fund
Class A
12/31/2003 +	$11.21	$(0.03	)(a)	$0.85	(a)	$0.82

07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.24	(a)	1.21

Class B
12/31/2003 +	11.13	(0.08	)(a)	0.85	(a)	0.77

07/19/2002 - 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13

Class C
12/31/2003 +	11.13	(0.08	)(a)	0.85	(a)	0.77

07/19/2002 - 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13

NACM Value Fund
Class A
12/31/2003 +	$11.99	$0.05	(a)	$1.61	(a)	$1.66

07/19/2002 - 06/30/2003	10.00	0.10	(a)	2.04	(a)	2.14

Class B
12/31/2003 +	11.90	0.00	(a)	1.60	(a)	1.60

07/19/2002 - 06/30/2003	10.00	0.03	(a)	2.03	(a)	2.06

Class C
12/31/2003 +	11.94	0.01	(a)	1.60	(a)	1.61

07/19/2002 - 06/30/2003	10.00	(0.04	)(a)	2.10	(a)	2.06

NFJ Dividend Value Fund
Class A
12/31/2003 +	$10.47	$0.14	(a)	$1.67	(a)	$1.81

06/30/2003	11.31	0.30	(a)	(0.31	)(a)	(0.01)

10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15

Class B
12/31/2003 +	10.41	0.10	(a)	1.65	(a)	1.75

06/30/2003	11.29	0.23	(a)	(0.32	)(a)	(0.09)

10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10

Class C
12/31/2003 +	10.40	0.10	(a)	1.66	(a)	1.76

06/30/2003	11.28	0.23	(a)	(0.31	)(a)	(0.08)

10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09

NFJ Large-Cap Value Fund
Class A
12/31/2003 +	$12.22	$0.11	(a)	$1.82	(a)	$1.93

07/19/2002 - 06/30/2003	11.07	0.23	(a)	1.39	(a)	1.62

Class B
12/31/2003 +	12.16	0.06	(a)	1.82	(a)	1.88

07/19/2002 - 06/30/2003	11.07	0.14	(a)	1.38	(a)	1.52

Class C
12/31/2003 +	12.16	0.06	(a)	1.81	(a)	1.87

07/19/2002 - 06/30/2003	11.07	0.15	(a)	1.38	(a)	1.53

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 18.97%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.

42    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period

CCM Mid-Cap Fund (Cont.)
Class C
12/31/2003 +	$0.00	$0.00	$0.00	$0.00	$18.94

06/30/2003	0.00	0.00	0.00	0.00	16.47

06/30/2002	(0.06)	0.00	(0.01)	(0.07)	17.03

06/30/2001	0.00	(8.79)	0.00	(8.79)	20.28

06/30/2000	0.00	(0.02)	0.00	(0.02)	29.88

06/30/1999	0.00	(1.07)	0.00	(1.07)	22.44

NACM Flex-Cap Value Fund
Class A
12/31/2003 +	$(0.04)	$(0.42)	$0.00	$(0.46)	$14.35

07/19/2002 - 06/30/2003	(0.05)	(0.17)	0.00	(0.22)	12.36

Class B
12/31/2003 +	(0.03)	(0.42)	0.00	(0.45)	14.23

07/19/2002 - 06/30/2003	(0.02)	(0.17)	0.00	(0.19)	12.30

Class C
12/31/2003 +	(0.01)	(0.42)	0.00	(0.43)	14.23

07/19/2002 - 06/30/2003	(0.03)	(0.17)	0.00	(0.20)	12.29

NACM Growth Fund
Class A
12/31/2003 +	$0.00	$(0.13)	$0.00	$(0.13)	$11.90

07/19/2002 - 06/30/2003	0.00	0.00	0.00	0.00	11.21

Class B
12/31/2003 +	0.00	(0.13)	0.00	(0.13)	11.77

07/19/2002 - 06/30/2003	0.00	0.00	0.00	0.00	11.13

Class C
12/31/2003 +	0.00	(0.13)	0.00	(0.13)	11.77

07/19/2002 - 06/30/2003	0.00	0.00	0.00	0.00	11.13

NACM Value Fund
Class A
12/31/2003 +	$(0.07)	$(0.26)	$0.00	$(0.33)	$13.32

07/19/2002 - 06/30/2003	(0.06)	(0.09)	0.00	(0.15)	11.99

Class B
12/31/2003 +	(0.04)	(0.26)	0.00	(0.30)	13.20

07/19/2002 - 06/30/2003	(0.07)	(0.09)	0.00	(0.16)	11.90

Class C
12/31/2003 +	(0.04)	(0.26)	0.00	(0.30)	13.25

07/19/2002 - 06/30/2003	(0.03)	(0.09)	0.00	(0.12)	11.94

NFJ Dividend Value Fund
Class A
12/31/2003 +	$(0.12)	$(0.09)	$0.00	$(0.21)	$12.07

06/30/2003	(0.33)	(0.50)	0.00	(0.83)	10.47

10/31/2001 - 06/30/2002	(0.29)	(0.86)	0.00	(1.15)	11.31

Class B
12/31/2003 +	(0.09)	(0.09)	0.00	(0.18)	11.98

06/30/2003	(0.29)	(0.50)	0.00	(0.79)	10.41

10/31/2001 - 06/30/2002	(0.26)	(0.86)	0.00	(1.12)	11.29

Class C
12/31/2003 +	(0.09)	(0.09)	0.00	(0.18)	11.98

06/30/2003	(0.30)	(0.50)	0.00	(0.80)	10.40

10/31/2001 - 06/30/2002	(0.26)	(0.86)	0.00	(1.12)	11.28

NFJ Large-Cap Value Fund
Class A
12/31/2003 +	$(0.13)	$0.00	$0.00	$(0.13)	$14.02

07/19/2002 - 06/30/2003	(0.21)	(0.26)	0.00	(0.47)	12.22

Class B
12/31/2003 +	(0.09)	0.00	0.00	(0.09)	13.95

07/19/2002 - 06/30/2003	(0.17)	(0.26)	0.00	(0.43)	12.16

Class C
12/31/2003 +	(0.09)	0.00	0.00	(0.09)	13.94

07/19/2002 - 06/30/2003	(0.18)	(0.26)	0.00	(0.44)	12.16

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

CCM Mid-Cap Fund (Cont.)
Class C
12/31/2003 +	15.00%	$80,454	1.86	%(b)*	(0.97	)%*	72%

06/30/2003	(3.29)	69,989	1.86	(b)	(1.09)		155

06/30/2002	(15.69)	80,865	1.86	(b)	(0.72)		168

06/30/2001	(6.36)	102,653	1.85		(0.34)		153

06/30/2000	33.25	104,082	1.86	(b)	(0.80)		164

06/30/1999	0.82	112,507	1.85		(0.63)		85

NACM Flex-Cap Value Fund
Class A
12/31/2003 +	19.89%	$934	1.40	%*	0.16	%*	74%

07/19/2002 - 06/30/2003	26.06	36	1.41	(j)(n)*	0.70	*	173

Class B
12/31/2003 +	19.42	748	2.15	*	(0.58	)*	74

07/19/2002 - 06/30/2003	25.09	52	2.16	(k)(o)*	(0.19	)*	173

Class C
12/31/2003 +	19.40	692	2.15	*	(0.60	)*	74

07/19/2002 - 06/30/2003	25.12	103	2.16	(l)(o)*	(0.14	)*	173

NACM Growth Fund
Class A
12/31/2003 +	7.35%	$417	1.25	%*	(0.57	)%*	80%

07/19/2002 - 06/30/2003	12.10	81	1.25	(c)*	(0.28	)*	167

Class B
12/31/2003 +	6.96	543	2.00	*	(1.32	)*	80

07/19/2002 - 06/30/2003	11.30	160	2.00	(d)*	(0.95	)*	167

Class C
12/31/2003 +	6.96	234	2.00	*	(1.32	)*	80

07/19/2002 - 06/30/2003	11.30	118	2.00	(m)*	(1.00	)*	167

NACM Value Fund
Class A
12/31/2003 +	13.98%	$604	1.25	%*	0.76	%*	22%

07/19/2002 - 06/30/2003	21.53	117	1.25	(e)*	0.98	*	84

Class B
12/31/2003 +	13.53	525	2.00	*	0.08	*	22

07/19/2002 - 06/30/2003	20.71	145	2.00	(h)*	0.29	*	84

Class C
12/31/2003 +	13.57	640	2.00	*	0.09	*	22

07/19/2002 - 06/30/2003	20.67	288	2.00	(i)*	(0.38	)*	84

NFJ Dividend Value Fund
Class A
12/31/2003 +	17.42%	$41,632	1.21	%(g)*	2.50	%*	27%

06/30/2003	0.49	12,878	1.20		3.07		43

10/31/2001 - 06/30/2002	10.51	1,637	1.20	*	2.39	*	50

Class B
12/31/2003 +	16.94	30,527	1.96	(f)*	1.75	*	27

06/30/2003	(0.27)	8,913	1.95		2.31		43

10/31/2001 - 06/30/2002	10.10	1,230	1.95	*	1.68	*	50

Class C
12/31/2003 +	17.01	48,991	1.96	(f)*	1.73	*	27

06/30/2003	(0.26)	17,843	1.95		2.32		43

10/31/2001 - 06/30/2002	9.96	2,141	1.95	*	1.68	*	50

NFJ Large-Cap Value Fund
Class A
12/31/2003 +	15.84%	$1,545	1.21	%(g)*	1.74	%*	79%

07/19/2002 - 06/30/2003	14.85	431	1.20	*	2.12	*	54

Class B
12/31/2003 +	15.47	686	1.96	(f)*	0.95	*	79

07/19/2002 - 06/30/2003	13.98	263	1.95	*	1.33	*	54

Class C
12/31/2003 +	15.41	1,864	1.96	(f)*	0.95	*	79

07/19/2002 - 06/30/2003	14.02	735	1.95	*	1.39	*	54

(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 20.42%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 49.78%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(o)	Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

NFJ Small-Cap Value Fund
Class A
12/31/2003 +	$21.59	$0.19	(a)	$3.78	(a)

06/30/2003	21.51	0.35	(a)	(0.01	)(a)

06/30/2002	19.02	0.33	(a)	2.27	(a)

06/30/2001	14.12	0.35	(a)	4.90	(a)

06/30/2000	15.93	0.32	(a)	(1.81	)(a)

06/30/1999	17.58	0.26	(a)	(1.29	)(a)

Class B
12/31/2003 +	21.17	0.10	(a)	3.71	(a)

06/30/2003	21.19	0.19	(a)	(0.01	)(a)

06/30/2002	18.84	0.18	(a)	2.23	(a)

06/30/2001	14.04	0.23	(a)	4.87	(a)

06/30/2000	15.79	0.21	(a)	(1.79	)(a)

06/30/1999	17.43	0.14	(a)	(1.27	)(a)

Class C
12/31/2003 +	21.21	0.10	(a)	3.70	(a)

06/30/2003	21.23	0.20	(a)	(0.02	)(a)

06/30/2002	18.86	0.18	(a)	2.24	(a)

06/30/2001	14.06	0.23	(a)	4.87	(a)

06/30/2000	15.82	0.21	(a)	(1.79	)(a)

06/30/1999	17.44	0.14	(a)	(1.27	)(a)

PEA Growth & Income Fund
Class A
12/31/2003 +	$6.51	$0.05	(a)	$1.06	(a)

06/30/2003	6.97	0.08	(a)	(0.45	)(a)

06/30/2002	9.20	0.08	(a)	(2.27	)(a)

07/31/2000 - 06/30/2001	13.11	0.04	(a)	(0.27	)(a)

Class B
12/31/2003 +	6.42	0.02	(a)	1.06	(a)

06/30/2003	6.89	0.04	(a)	(0.45	)(a)

06/30/2002	9.14	0.02	(a)	(2.26	)(a)

07/31/2000 - 06/30/2001	13.11	(0.02	)(a)	(0.28	)(a)

Class C
12/31/2003 +	6.42	0.02	(a)	1.05	(a)

06/30/2003	6.89	0.04	(a)	(0.45	)(a)

06/30/2002	9.13	0.02	(a)	(2.25	)(a)

07/31/2000 - 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)

PEA Growth Fund
Class A
12/31/2003 +	$16.70	$(0.02	)(a)	$2.49	(a)

06/30/2003	18.10	(0.03	)(a)	(1.37	)(a)

06/30/2002	24.55	(0.06	)(a)	(6.23	)(a)

06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)

06/30/2000	34.12	(0.29	)(a)	10.77	(a)

06/30/1999	32.62	(0.14	)(a)	5.56	(a)

Class B
12/31/2003 +	14.38	(0.08	)(a)	2.14	(a)

06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)

06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)

06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)

06/30/2000	31.15	(0.51	)(a)	9.68	(a)

06/30/1999	30.34	(0.35	)(a)	5.08	(a)

Class C
12/31/2003 +	14.38	(0.08	)(a)	2.14	(a)

06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)

06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)

06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)

06/30/2000	31.15	(0.51	)(a)	9.68	(a)

06/30/1999	30.33	(0.35	)(a)	5.09	(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

44    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

NFJ Small-Cap Value Fund
Class A
12/31/2003 +	$3.97	$(0.27)	$(0.23)	$(0.50)	$25.06

06/30/2003	0.34	(0.21)	(0.05)	(0.26)	21.59

06/30/2002	2.60	(0.11)	0.00	(0.11)	21.51

06/30/2001	5.25	(0.35)	0.00	(0.35)	19.02

06/30/2000	(1.49)	(0.32)	0.00	(0.32)	14.12

06/30/1999	(1.03)	(0.17)	(0.45)	(0.62)	15.93

Class B
12/31/2003 +	3.81	(0.19)	(0.23)	(0.42)	24.56

06/30/2003	0.18	(0.15)	(0.05)	(0.20)	21.17

06/30/2002	2.41	(0.06)	0.00	(0.06)	21.19

06/30/2001	5.10	(0.30)	0.00	(0.30)	18.84

06/30/2000	(1.58)	(0.17)	0.00	(0.17)	14.04

06/30/1999	(1.13)	(0.06)	(0.45)	(0.51)	15.79

Class C
12/31/2003 +	3.80	(0.19)	(0.23)	(0.42)	24.59

06/30/2003	0.18	(0.15)	(0.05)	(0.20)	21.21

06/30/2002	2.42	(0.05)	0.00	(0.05)	21.23

06/30/2001	5.10	(0.30)	0.00	(0.30)	18.86

06/30/2000	(1.58)	(0.18)	0.00	(0.18)	14.06

06/30/1999	(1.13)	(0.04)	(0.45)	(0.49)	15.82

PEA Growth & Income Fund
Class A
12/31/2003 +	$1.11	$(0.06)	$0.00	$(0.06)	$7.56

06/30/2003	(0.37)	(0.09)	0.00	(0.09)	6.51

06/30/2002	(2.19)	(0.04)	0.00	(0.04)	6.97

07/31/2000 – 06/30/2001	(0.23)	(0.05)	(3.63)	(3.68)	9.20

Class B
12/31/2003 +	1.08	(0.04)	0.00	(0.04)	7.46

06/30/2003	(0.41)	(0.06)	0.00	(0.06)	6.42

06/30/2002	(2.24)	(0.01)	0.00	(0.01)	6.89

07/31/2000 – 06/30/2001	(0.30)	(0.04)	(3.63)	(3.67)	9.14

Class C
12/31/2003 +	1.07	(0.04)	0.00	(0.04)	7.45

06/30/2003	(0.41)	(0.06)	0.00	(0.06)	6.42

06/30/2002	(2.23)	(0.01)	0.00	(0.01)	6.89

07/31/2000 – 06/30/2001	(0.30)	(0.05)	(3.63)	(3.68)	9.13

PEA Growth Fund
Class A
12/31/2003 +	$2.47	$0.00	$0.00	$0.00	$19.17

06/30/2003	(1.40)	0.00	0.00	0.00	16.70

06/30/2002	(6.29)	0.00	(0.16)	(0.16)	18.10

06/30/2001	(12.04)	0.00	(2.35)	(2.35)	24.55

06/30/2000	10.48	0.00	(5.66)	(5.66)	38.94

06/30/1999	5.42	0.00	(3.92)	(3.92)	34.12

Class B
12/31/2003 +	2.06	0.00	0.00	0.00	16.44

06/30/2003	(1.33)	0.00	0.00	0.00	14.38

06/30/2002	(5.62)	0.00	(0.16)	(0.16)	15.71

06/30/2001	(10.82)	0.00	(2.35)	(2.35)	21.49

06/30/2000	9.17	0.00	(5.66)	(5.66)	34.66

06/30/1999	4.73	0.00	(3.92)	(3.92)	31.15

Class C
12/31/2003 +	2.06	0.00	0.00	0.00	16.44

06/30/2003	(1.33)	0.00	0.00	0.00	14.38

06/30/2002	(5.62)	0.00	(0.16)	(0.16)	15.71

06/30/2001	(10.82)	0.00	(2.35)	(2.35)	21.49

06/30/2000	9.17	0.00	(5.66)	(5.66)	34.66

06/30/1999	4.74	0.00	(3.92)	(3.92)	31.15

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

NFJ Small-Cap Value Fund
Class A
12/31/2003 +	18.46%	$1,022,549	1.26	%(f)*	1.61%*	13%

06/30/2003	1.72	662,081	1.25		1.76	20

06/30/2002	13.76	300,091	1.25		1.65	40

06/30/2001	37.74	150,151	1.25		2.13	41

06/30/2000	(9.26)	114,347	1.26	(f)	2.28	55

06/30/1999	(5.50)	107,569	1.25		1.74	60

Class B
12/31/2003 +	18.06	324,947	2.01	(g)*	0.85 *	13

06/30/2003	0.95	249,479	2.00		0.99	20

06/30/2002	12.87	187,693	2.00		0.90	40

06/30/2001	36.80	79,803	2.00		1.39	41

06/30/2000	(9.94)	55,435	2.01	(g)	1.46	55

06/30/1999	(6.22)	96,994	2.00		0.95	60

Class C
12/31/2003 +	18.00	547,853	2.01	(g)*	0.85 *	13

06/30/2003	0.96	388,065	2.00		1.01	20

06/30/2002	12.89	234,129	2.00		0.90	40

06/30/2001	36.75	109,519	2.00		1.38	41

06/30/2000	(9.95)	69,808	2.01	(g)	1.46	55

06/30/1999	(6.21)	112,926	2.00		0.95	60

PEA Growth & Income Fund
Class A
12/31/2003 +	17.05%	$26,236	1.36	%(e)*	1.36%*	30%

06/30/2003	(5.17)	23,125	1.36	(e)	1.37	84

06/30/2002	(23.85)	16,983	1.36	(e)	1.00	101

07/31/2000 – 06/30/2001	(4.47)	12,050	1.35	*	0.49 *	77

Class B
12/31/2003 +	16.79	23,900	2.11	(b)*	0.59 *	30

06/30/2003	(5.88)	17,237	2.11	(b)	0.60	84

06/30/2002	(24.51)	14,520	2.10		0.23	101

07/31/2000 – 06/30/2001	(5.11)	15,663	2.10	*	(0.21)*	77

Class C
12/31/2003 +	16.62	31,462	2.11	(b)*	0.60 *	30

06/30/2003	(5.85)	23,619	2.11	(b)	0.61	84

06/30/2002	(24.40)	17,543	2.10		0.24	101

07/31/2000 – 06/30/2001	(5.15)	16,167	2.10	*	(0.17)*	77

PEA Growth Fund
Class A
12/31/2003 +	14.79%	$104,492	1.16	%(c)*	(0.25)%*	37%

06/30/2003	(7.73)	94,428	1.16	(c)	(0.19)	70

06/30/2002	(25.73)	136,908	1.16	(c)	(0.27)	76

06/30/2001	(32.40)	173,990	1.15		(0.58)	85

06/30/2000	32.49	255,744	1.16	(c)	(0.78)	72

06/30/1999	18.65	227,638	1.16	(c)	(0.44)	131

Class B
12/31/2003 +	14.33	64,769	1.91	(d)*	(1.00)*	37

06/30/2003	(8.47)	65,651	1.91	(d)	(0.94)	70

06/30/2002	(26.28)	92,279	1.91	(d)	(1.02)	76

06/30/2001	(32.90)	162,382	1.90		(1.33)	85

06/30/2000	31.31	213,627	1.91	(d)	(1.53)	72

06/30/1999	17.72	133,850	1.90		(1.19)	131

Class C
12/31/2003 +	14.33	665,359	1.91	(d)*	(1.00)*	37

06/30/2003	(8.47)	648,456	1.91	(d)	(0.94)	70

06/30/2002	(26.28)	879,605	1.91	(d)	(1.02)	76

06/30/2001	(32.91)	1,486,530	1.90		(1.34)	85

06/30/2000	31.31	2,416,067	1.91	(d)	(1.53)	72

06/30/1999	17.76	2,064,450	1.90		(1.18)	131

(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

PEA Opportunity Fund
Class A
12/31/2003 +	$15.49	$(0.08	)(a)	$4.78	(a)

06/30/2003	15.01	(0.13	)(a)	0.61	(a)

06/30/2002	19.05	(0.17	)(a)	(3.87	)(a)

06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)

06/30/2000	26.96	(0.25	)(a)	12.75	(a)

06/30/1999	31.33	(0.21	)(a)	0.46	(a)

Class B
12/31/2003 +	12.56	(0.12	)(a)	3.86	(a)

06/30/2003	12.26	(0.19	)(a)	0.49	(a)

06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)

06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)

06/30/2000	24.20	(0.43	)(a)	11.32	(a)

03/31/1999 - 06/30/1999	21.40	(0.09	)(a)	2.89	(a)

Class C
12/31/2003 +	12.56	(0.12	)(a)	3.86	(a)

06/30/2003	12.26	(0.19	)(a)	0.49	(a)

06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)

06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)

06/30/2000	24.19	(0.42	)(a)	11.33	(a)

06/30/1999	28.86	(0.37	)(a)	0.32	(a)

PEA Target Fund
Class A
12/31/2003 +	$13.34	$(0.05	)(a)	$2.72	(a)

06/30/2003	13.32	(0.08	)(a)	0.10	(a)

06/30/2002	19.31	(0.11	)(a)	(5.88	)(a)

06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)

06/30/2000	17.72	(0.23	)(a)	15.45	(a)

06/30/1999	16.35	(0.09	)(a)	2.44	(a)

Class B
12/31/2003 +	11.80	(0.10	)(a)	2.41	(a)

06/30/2003	11.86	(0.15	)(a)	0.09	(a)

06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)

06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)

06/30/2000	16.44	(0.39	)(a)	14.35	(a)

06/30/1999	15.34	(0.19	)(a)	2.27	(a)

Class C
12/31/2003 +	11.79	(0.10	)(a)	2.41	(a)

06/30/2003	11.86	(0.15	)(a)	0.08	(a)

06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)

06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)

06/30/2000	16.43	(0.38	)(a)	14.34	(a)

06/30/1999	15.34	(0.19	)(a)	2.26	(a)

PEA Value Fund
Class A
12/31/2003 +	$12.71	$0.05	(a)	$2.90	(a)

06/30/2003	13.75	0.10	(a)	(0.56	)(a)

06/30/2002	16.12	0.09	(a)	(0.55	)(a)

06/30/2001	11.38	0.13	(a)	4.70	(a)

06/30/2000	15.29	0.22	(a)	(1.33	)(a)

06/30/1999	15.64	0.24	(a)	1.35	(a)

Class B
12/31/2003 +	12.42	0.00	(a)	2.83	(a)

06/30/2003	13.55	0.01	(a)	(0.56	)(a)

06/30/2002	16.02	(0.03	)(a)	(0.53	)(a)

06/30/2001	11.36	0.02	(a)	4.69	(a)

06/30/2000	15.26	0.13	(a)	(1.33	)(a)

06/30/1999	15.63	0.12	(a)	1.35	(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.

46    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

PEA Opportunity Fund
Class A
12/31/2003 +	$4.70	$0.00	$0.00	$0.00	$20.19

06/30/2003	0.48	0.00	0.00	0.00	15.49

06/30/2002	(4.04)	0.00	0.00	0.00	15.01

06/30/2001	(7.45)	0.00	(5.08)	(5.08)	19.05

06/30/2000	12.50	0.00	(7.88)	(7.88)	31.58

06/30/1999	0.25	0.00	(4.62)	(4.62)	26.96

Class B
12/31/2003 +	3.74	0.00	0.00	0.00	16.30

06/30/2003	0.30	0.00	0.00	0.00	12.56

06/30/2002	(3.42)	0.00	0.00	0.00	12.26

06/30/2001	(6.45)	0.00	(5.08)	(5.08)	15.68

06/30/2000	10.89	0.00	(7.88)	(7.88)	27.21

03/31/1999 - 06/30/1999	2.80	0.00	0.00	0.00	24.20

Class C
12/31/2003 +	3.74	0.00	0.00	0.00	16.30

06/30/2003	0.30	0.00	0.00	0.00	12.56

06/30/2002	(3.41)	0.00	0.00	0.00	12.26

06/30/2001	(6.47)	0.00	(5.08)	(5.08)	15.67

06/30/2000	10.91	0.00	(7.88)	(7.88)	27.22

06/30/1999	(0.05)	0.00	(4.62)	(4.62)	24.19

PEA Target Fund
Class A
12/31/2003 +	$2.67	$0.00	$0.00	$0.00	$16.01

06/30/2003	0.02	0.00	0.00	0.00	13.34

06/30/2002	(5.99)	0.00	0.00	0.00	13.32

06/30/2001	(7.80)	0.00	(4.03)	(4.03)	19.31

06/30/2000	15.22	0.00	(1.80)	(1.80)	31.14

06/30/1999	2.35	0.00	(0.98)	(0.98)	17.72

Class B
12/31/2003 +	2.31	0.00	0.00	0.00	14.11

06/30/2003	(0.06)	0.00	0.00	0.00	11.80

06/30/2002	(5.47)	0.00	0.00	0.00	11.86

06/30/2001	(7.24)	0.00	(4.03)	(4.03)	17.33

06/30/2000	13.96	0.00	(1.80)	(1.80)	28.60

06/30/1999	2.08	0.00	(0.98)	(0.98)	16.44

Class C
12/31/2003 +	2.31	0.00	0.00	0.00	14.10

06/30/2003	(0.07)	0.00	0.00	0.00	11.79

06/30/2002	(5.47)	0.00	0.00	0.00	11.86

06/30/2001	(7.23)	0.00	(4.03)	(4.03)	17.33

06/30/2000	13.96	0.00	(1.80)	(1.80)	28.59

06/30/1999	2.07	0.00	(0.98)	(0.98)	16.43

PEA Value Fund
Class A
12/31/2003 +	$2.95	$(0.06)	$0.00	$(0.06)	$15.60

06/30/2003	(0.46)	0.00	(0.58)	(0.58)	12.71

06/30/2002	(0.46)	0.00	(1.91)	(1.91)	13.75

06/30/2001	4.83	(0.09)	0.00	(0.09)	16.12

06/30/2000	(1.11)	(0.23)	(2.57)	(2.80)	11.38

06/30/1999	1.59	(0.22)	(1.72)	(1.94)	15.29

Class B
12/31/2003 +	2.83	(0.02)	0.00	(0.02)	15.23

06/30/2003	(0.55)	0.00	(0.58)	(0.58)	12.42

06/30/2002	(0.56)	0.00	(1.91)	(1.91)	13.55

06/30/2001	4.71	(0.05)	0.00	(0.05)	16.02

06/30/2000	(1.20)	(0.13)	(2.57)	(2.70)	11.36

06/30/1999	1.47	(0.12)	(1.72)	(1.84)	15.26

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PEA Opportunity Fund
Class A
12/31/2003 +	30.34%	$63,019	1.32	%(h)*	(0.84)%*	102%

06/30/2003	3.20	44,297	1.31	(e)	(1.08)	214

06/30/2002	(21.21)	68,403	1.31	(e)	(1.02)	201

06/30/2001	(25.68)	92,521	1.30		(0.68)	237

06/30/2000	50.77	142,064	1.31	(e)	(0.81)	254

06/30/1999	3.98	121,507	1.31	(e)	(0.86)	175

Class B
12/31/2003 +	29.78	22,605	2.07	(i)*	(1.62)*	102

06/30/2003	2.45	12,962	2.06	(d)	(1.83)	214

06/30/2002	(21.81)	15,587	2.06	(d)	(1.77)	201

06/30/2001	(26.19)	25,988	2.05		(1.42)	237

06/30/2000	49.78	28,145	2.06	(d)	(1.57)	254

03/31/1999 - 06/30/1999	13.08	251	2.03	*	(1.65)*	175

Class C
12/31/2003 +	29.78	183,318	2.07	(i)*	(1.57)*	102

06/30/2003	2.45	142,354	2.06	(d)	(1.83)	214

06/30/2002	(21.76)	164,168	2.06	(d)	(1.77)	201

06/30/2001	(26.26)	255,355	2.05		(1.42)	237

06/30/2000	49.88	401,118	2.06	(d)	(1.57)	254

06/30/1999	3.20	308,877	2.06	(d)	(1.62)	175

PEA Target Fund
Class A
12/31/2003 +	20.02%	$190,814	1.21	%(g)*	(0.73)%*	46%

06/30/2003	0.15	148,721	1.21	(g)	(0.71)	105

06/30/2002	(31.02)	198,054	1.21	(g)	(0.67)	114

06/30/2001	(27.78)	281,616	1.20		(0.75)	109

06/30/2000	90.36	305,304	1.21	(g)	(0.91)	99

06/30/1999	15.69	170,277	1.21	(g)	(0.57)	229

Class B
12/31/2003 +	19.58	114,265	1.96	(f)*	(1.48)*	46

06/30/2003	(0.51)	105,896	1.96	(f)	(1.47)	105

06/30/2002	(31.56)	144,815	1.96	(f)	(1.41)	114

06/30/2001	(28.34)	246,999	1.95		(1.49)	109

06/30/2000	89.74	223,939	1.96	(f)	(1.66)	99

06/30/1999	14.93	78,659	1.95		(1.31)	229

Class C
12/31/2003 +	19.59	609,162	1.96	(f)*	(1.48)*	46

06/30/2003	(0.59)	538,347	1.96	(f)	(1.46)	105

06/30/2002	(31.56)	685,003	1.96	(f)	(1.41)	114

06/30/2001	(28.31)	1,204,807	1.95		(1.50)	109

06/30/2000	89.79	1,676,384	1.96	(f)	(1.67)	99

06/30/1999	14.86	910,494	1.95		(1.31)	229

PEA Value Fund
Class A
12/31/2003 +	23.26%	$485,139	1.11	%(j)*	0.72%*	41%

06/30/2003	(2.80)	275,622	1.10		0.87	152

06/30/2002	(3.72)	226,825	1.10		0.59	190

06/30/2001	42.61	46,410	1.10		0.90	204

06/30/2000	(7.11)	19,087	1.11	(b)	1.76	196

06/30/1999	11.93	22,267	1.11	(b)	1.68	101

Class B
12/31/2003 +	22.78	356,556	1.86	(k)*	(0.04)*	41

06/30/2003	(3.53)	241,311	1.85		0.12	152

06/30/2002	(4.41)	202,258	1.85		(0.19)	190

06/30/2001	41.50	59,708	1.85		0.15	204

06/30/2000	(7.77)	26,908	1.86	(c)	1.02	196

06/30/1999	11.05	36,314	1.85		0.85	101

(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.05%.
(j)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(k)	Ratio of expenses to average net assets excluding interest expense is 1.85%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

PEA Value Fund (Cont.)
Class C
12/31/2003 +	$12.43	$0.00	(a)	$2.83	(a)

06/30/2003	13.55	0.01	(a)	(0.55	)(a)

06/30/2002	16.03	(0.03	)(a)	(0.54	)(a)

06/30/2001	11.36	0.02	(a)	4.70	(a)

06/30/2000	15.26	0.13	(a)	(1.33	)(a)

06/30/1999	15.63	0.12	(a)	1.35	(a)

RCM Large-Cap Growth Fund
Class A
12/31/2003 +	$10.89	$0.01	(a)	$1.01	(a)

06/30/2003	10.94	0.02	(a)	(0.03	)(a)

02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)

Class B
12/31/2003 +	10.80	(0.04	)(a)	1.01	(a)

06/30/2003	10.91	(0.07	)(a)	(0.02	)(a)

02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)

Class C
12/31/2003 +	10.82	(0.04	)(a)	1.01	(a)

06/30/2003	10.90	(0.07	)(a)	(0.01	)(a)

02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)

RCM Mid-Cap Fund
Class A
12/31/2003 +	$2.04	$(0.01	)(a)	$0.29	(a)

06/30/2003	1.99	(0.02	)(a)	0.07	(a)

02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)

Class B
12/31/2003 +	2.04	(0.02	)(a)	0.30	(a)

06/30/2003	2.00	(0.03	)(a)	0.07	(a)

02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)

Class C
12/31/2003 +	2.04	(0.02	)(a)	0.29	(a)

06/30/2003	2.00	(0.03	)(a)	0.07	(a)

02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)

RCM Tax-Managed Growth Fund
Class A
12/31/2003 +	$9.45	$(0.01	)(a)	$1.05	(a)

06/30/2003	9.44	(0.01	)(a)	0.02	(a)

02/05/2002 - 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)

Class B
12/31/2003 +	9.35	(0.05	)(a)	1.04	(a)

06/30/2003	9.42	(0.07	)(a)	0.00	(a)

02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)

Class C
12/31/2003 +	9.35	(0.04	)(a)	1.04	(a)

06/30/2003	9.42	(0.08	)(a)	0.01	(a)

02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.

48    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

PEA Value Fund (Cont.)
Class C
12/31/2003 +	$2.83	$(0.02)	$0.00	$(0.02)	$15.24

06/30/2003	(0.54)	0.00	(0.58)	(0.58)	12.43

06/30/2002	(0.57)	0.00	(1.91)	(1.91)	13.55

06/30/2001	4.72	(0.05)	0.00	(0.05)	16.03

06/30/2000	(1.20)	(0.13)	(2.57)	(2.70)	11.36

06/30/1999	1.47	(0.12)	(1.72)	(1.84)	15.26

RCM Large-Cap Growth Fund
Class A
12/31/2003 +	$1.02	$(0.03)	$0.00	$(0.03)	$11.88

06/30/2003	(0.01)	(0.03)	0.00	(0.04)	10.89

02/05/2002 - 06/30/2002	(1.36)	0.00	0.00	0.00	10.94

Class B
12/31/2003 +	0.97	0.00	0.00	0.00	11.77

06/30/2003	(0.09)	(0.02)	0.00	(0.02)	10.80

02/05/2002 - 06/30/2002	(1.39)	0.00	0.00	0.00	10.91

Class C
12/31/2003 +	0.97	0.00	0.00	0.00	11.79

06/30/2003	(0.08)	0.00	0.00	0.00	10.82

02/05/2002 - 06/30/2002	(1.40)	0.00	0.00	0.00	10.90

RCM Mid-Cap Fund
Class A
12/31/2003 +	$0.28	$0.00	$0.00	$0.00	$2.32

06/30/2003	0.05	0.00	0.00	0.00	2.04

02/05/2002 - 06/30/2002	(0.29)	0.00	0.00	0.00	1.99

Class B
12/31/2003 +	0.28	0.00	0.00	0.00	2.32

06/30/2003	0.04	0.00	0.00	0.00	2.04

02/05/2002 - 06/30/2002	(0.28)	0.00	0.00	0.00	2.00

Class C
12/31/2003 +	0.27	0.00	0.00	0.00	2.31

06/30/2003	0.04	0.00	0.00	0.00	2.04

02/05/2002 - 06/30/2002	(0.28)	0.00	0.00	0.00	2.00

RCM Tax-Managed Growth Fund
Class A
12/31/2003 +	$1.04	$0.00	$0.00	$0.00	$10.49

06/30/2003	0.01	0.00	0.00	0.00	9.45

02/05/2002 - 06/30/2002	(0.92)	0.00	0.00	0.00	9.44

Class B
12/31/2003 +	0.99	0.00	0.00	0.00	10.34

06/30/2003	(0.07)	0.00	0.00	0.00	9.35

02/05/2002 - 06/30/2002	(0.94)	0.00	0.00	0.00	9.42

Class C
12/31/2003 +	1.00	0.00	0.00	0.00	10.35

06/30/2003	(0.07)	0.00	0.00	0.00	9.35

02/05/2002 - 06/30/2002	(0.94)	0.00	0.00	0.00	9.42

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

PEA Value Fund (Cont.)
Class C
12/31/2003 +	22.77%	$469,632	1.86	%(i)*	(0.04	)%*	41%

06/30/2003	(3.45)	315,256	1.85		0.12		152

06/30/2002	(4.48)	266,741	1.85		(0.21)		190

06/30/2001	41.59	100,166	1.85		0.17		204

06/30/2000	(7.81)	53,756	1.86	(h)	1.02		196

06/30/1999	11.04	80,594	1.85		0.83		101

RCM Large-Cap Growth Fund
Class A
12/31/2003 +	9.35%	$27,183	1.21	%(g)*	0.09	%*	37%

06/30/2003	(0.05)	19,560	1.20		0.15		25

02/05/2002 - 06/30/2002	(11.06)	681	1.20	*	(0.01	)*	36

Class B
12/31/2003 +	8.99	7,619	1.96	(f)*	(0.68	)*	37

06/30/2003	(0.84)	4,384	1.95		(0.64)		25

02/05/2002 - 06/30/2002	(11.30)	161	1.95	*	(0.91	)*	36

Class C
12/31/2003 +	8.99	7,999	1.96	(f)*	(0.68	)*	37

06/30/2003	(0.73)	3,699	1.95		(0.68)		25

02/05/2002 - 06/30/2002	(11.38)	105	1.95	*	(0.92	)*	36

RCM Mid-Cap Fund
Class A
12/31/2003 +	13.73%	$1,806	1.23	%(b)*	(0.77	)%*	71%

06/30/2003	2.51	847	1.23	(b)	(0.85)		132

02/05/2002 - 06/30/2002	(12.72)	124	1.22	*	(1.01	)*	142

Class B
12/31/2003 +	13.73	1,190	1.98	(c)*	(1.50	)*	71

06/30/2003	2.00	378	1.98	(c)	(1.58)		132

02/05/2002 - 06/30/2002	(12.28)	9	1.97	*	(1.81	)*	142

Class C
12/31/2003 +	13.24	1,700	1.98	(c)*	(1.52	)*	71

06/30/2003	2.00	775	1.98	(c)	(1.60)		132

02/05/2002 - 06/30/2002	(12.28)	40	1.97	*	(1.80	)*	142

RCM Tax-Managed Growth Fund
Class A
12/31/2003 +	11.01%	$12,723	1.36	%(e)*	(0.19	)%*	80%

06/30/2003	0.11	2,875	1.35		(0.10)		74

02/05/2002 - 06/30/2002	(8.88)	262	1.35	*	(0.31	)*	68

Class B
12/31/2003 +	10.59	7,751	2.11	(d)*	(0.92	)*	80

06/30/2003	(0.74)	1,442	2.10		(0.84)		74

02/05/2002 - 06/30/2002	(9.07)	14	2.10	*	(0.92	)*	68

Class C
12/31/2003 +	10.70	9,715	2.11	(d)*	(0.87	)*	80

06/30/2003	(0.74)	614	2.10		(0.85)		74

02/05/2002 - 06/30/2002	(9.07)	9	2.10	*	(0.92	)*	68

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(i)	Ratio of expenses to average net assets excluding interest expense is 1.85%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    49

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund

Assets:
Investments, at value	$152,902	$937,648	$774,477	$3,878	$2,390	$3,233

Repurchase agreement, at value	0	0	0	0	0	0

Cash	292	1	0	210	0	1

Security lending interest receivable	0	5	5	0	0	0

Receivable for investments sold	0	0	597	0	0	0

Receivable for Fund shares sold	878	1,283	1,004	3	0	20

Receivable for Portfolio shares sold	0	0	0	0	0	0

Interest and dividends receivable	156	442	223	3	1	3

	154,228	939,379	776,306	4,094	2,391	3,257

Liabilities:
Payable for investments purchased	$549	$26,039	$21,289	$223	$10	$118

Payable for Fund shares redeemed	15,181	2,408	14,778	0	10	0

Payable for Portfolio shares redeemed	0	0	0	0	0	0

Payable for collateral for securities on loan	0	43,607	36,647	0	0	0

Accrued investment advisory fee	0	333	278	2	1	1

Accrued administration fee	45	231	192	1	1	1

Accrued distribution fee	70	158	120	1	0	1

Accrued servicing fee	28	76	62	1	0	0

Other liabilities	0	0	0	0	0	0

	15,873	72,852	73,366	228	22	121

Net Assets	$138,355	$866,527	$702,940	$3,866	$2,369	$3,136

Net Assets Consist of:
Paid in capital	$132,702	$885,715	$771,642	$3,238	$2,129	$2,657

Undistributed (overdistributed) net investment income	1,618	(286)	(592)	43	(5)	45

Accumulated undistributed net realized gain (loss)	(5,134)	(150,839)	(184,275)	33	3	(14)

Net unrealized appreciation	9,169	131,937	116,165	552	242	448

	$138,355	$866,527	$702,940	$3,866	$2,369	$3,136

Net Assets:
Class A	$23,472	$170,737	$130,198	$934	$417	$604

Class B	40,706	74,762	63,601	748	543	525

Class C	72,367	103,739	80,454	692	234	640

Other Classes	1,810	517,289	428,687	1,492	1,175	1,367

Shares Issued and Outstanding:

Class A	2,253	10,761	6,527	65	35	45

Class B	3,928	4,984	3,359	53	46	40

Class C	6,983	6,900	4,248	49	20	48

Net Asset Value and Redemption* Price Per Share
(Net Assets Per Share Outstanding)
Class A	$10.42	$15.87	$19.95	$14.35	$11.90	$13.32

Class B	10.36	15.00	18.93	14.23	11.77	13.20

Class C	10.36	15.03	18.94	14.23	11.77	13.25

Cost of Investments Owned	$143,732	$805,711	$658,313	$3,326	$2,148	$2,785

*	With respect to the A,B and C Classes, the redemption price varies by the length of time the shares are held.

50    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund

Assets:
Investments, at value	$164,821	$7,870	$2,354,446	$91,769	$905,173	$433,148

Repurchase agreement, at value	23,571	0	0	0	0	0

Cash	1	0	0	1	98	1

Security lending interest receivable	1	0	16	0	7	14

Receivable for investments sold	0	0	5,666	0	0	7,176

Receivable for Fund shares sold	1,755	9	19,577	207	178	1,095

Receivable for Portfolio shares sold	0	0	0	0	0	0

Interest and dividends receivable	444	18	4,424	91	877	16

	190,593	7,897	2,384,129	92,068	906,333	441,450

Liabilities:
Payable for investments purchased	$7,756	$355	$1,201	$0	$0	$6,993

Payable for Fund shares redeemed	151	86	26,077	167	3,035	1,447

Payable for Portfolio shares redeemed	0	0	0	0	0	0

Payable for collateral for securities on loan	8,467	365	111,070	0	45,983	79,809

Accrued investment advisory fee	61	3	1,151	46	370	199

Accrued administration fee	58	2	725	37	294	112

Accrued distribution fee	49	2	583	35	474	134

Accrued servicing fee	24	1	408	17	181	58

Other liabilities	2	0	0	0	0	0

	16,568	814	141,215	302	50,337	88,752

Net Assets	$174,025	$7,083	$2,242,914	$91,766	$855,996	$352,698

Net Assets Consist of:
Paid in capital	$152,273	$6,260	$1,808,930	$121,183	$1,126,432	$410,289

Undistributed (overdistributed) net investment income	771	(2)	441	(59)	(3,763)	(1,870)

Accumulated undistributed net realized gain (loss)	1,209	233	37,367	(44,438)	(449,287)	(123,390)

Net unrealized appreciation	19,772	592	396,176	15,080	182,614	67,669

	$174,025	$7,083	$2,242,914	$91,766	$855,996	$352,698

Net Assets:
Class A	$41,632	$1,545	$1,022,549	$26,236	$104,492	$63,019

Class B	30,527	686	324,947	23,900	64,769	22,605

Class C	48,991	1,864	547,853	31,462	665,359	183,318

Other Classes	52,875	2,988	347,565	10,168	21,376	83,756

Shares Issued and Outstanding:
Class A	3,449	110	40,796	3,468	5,451	3,122

Class B	2,548	49	13,231	3,203	3,939	1,386

Class C	4,090	134	22,275	4,221	40,465	11,247

Net Asset Value and Redemption* Price Per Share
(Net Assets Per Share Outstanding)
Class A	$12.07	$14.02	$25.06	$7.56	$19.17	$20.19

Class B	11.98	13.95	24.56	7.46	16.44	16.30

Class C	11.98	13.94	24.59	7.45	16.44	16.30

Cost of Investments Owned	$168,620	$7,278	$1,958,270	$76,690	$722,559	$365,479

Amounts in thousands, except per share amounts	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund

Assets:
Investments, at value	$1,166,727	$1,476,750	$543,311	$242,166	$36,918

Repurchase agreement, at value	0	183,223	0	0	0

Cash	71	0	1	2,519	1

Security lending interest receivable	27	8	0	0	0

Receivable for investments sold	9,822	13,228	450	3,694	92

Receivable for Fund shares sold	0	0	0	0	0

Receivable for Portfolio shares sold	2,296	12,811	2,448	3,699	75

Interest and dividends receivable	88	2,772	405	164	32

	1,179,031	1,688,792	546,615	252,242	37,118

Liabilities:
Payable for investments purchased	$1,283	$25,735	$11,385	$3,064	$400

Payable for Fund shares redeemed	0	0	0	0	0

Payable for Portfolio shares redeemed	2,835	2,703	284	2,868	24

Payable for collateral for securities on loan	199,849	79,918	0	0	0

Accrued investment advisory fee	462	570	204	101	19

Accrued administration fee	329	486	158	66	15

Accrued distribution fee	470	516	24	2	11

Accrued servicing fee	198	283	28	2	7

Other liabilities	0	19	5	0	1

	205,426	110,230	12,088	6,103	477

Net Assets	$973,605	$1,578,562	$534,527	$246,139	$36,641

Net Assets Consist of:
Paid in capital	$1,148,997	$1,462,370	$542,672	$612,690	$43,678

Undistributed (overdistributed) net investment income	(5,903)	1,837	10	(452)	(49)

Accumulated undistributed net realized gain (loss)	(372,830)	(153,309)	(63,290)	(396,965)	(8,167)

Net unrealized appreciation	203,341	267,664	55,135	30,866	1,179

	$973,605	$1,578,562	$534,527	$246,139	$36,641

Net Assets:
Class A	$190,814	$485,139	$27,183	$1,806	$12,723

Class B	114,265	356,556	7,619	1,190	7,751

Class C	609,162	469,632	7,999	1,700	9,715

Other Classes	59,364	267,235	491,726	241,443	6,452

Shares Issued and Outstanding:
Class A	11,918	31,105	2,288	778	1,213

Class B	8,100	23,413	647	513	749

Class C	43,192	30,823	679	735	939

Net Asset Value and Redemption* Price Per Share
(Net Assets Per Share Outstanding)
Class A	$16.01	$15.60	$11.88	$2.32	$10.49

Class B	14.11	15.23	11.77	2.32	10.34

Class C	14.10	15.24	11.79	2.31	10.35

Cost of Investments Owned	$963,385	$1,392,317	$488,176	$211,301	$32,447

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    51

Statements of Operations

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$0	$168	$122	$1

Dividends, net of foreign taxes	2,585	3,948	2,889	19

Security lending income	0	24	25	0

Miscellaneous income	1	1	1	0

Total Income	2,586	4,141	3,037	20

Expenses:
Investment advisory fees	0	1,820	1,524	8

Administration fees	210	1,261	1,051	5

Distribution fees - Class B	107	264	226	1

Distribution fees - Class C	206	363	289	2

Servicing fees - Class A	22	203	152	1

Servicing fees - Class B	36	88	75	0

Servicing fees - Class C	69	121	96	0

Distribution and/or servicing fees - Other Classes	18	272	185	0

Trustees’ fees	0	35	30	0

Organization costs	0	0	0	0

Interest expense	0	0	1	0

Total Expenses	668	4,427	3,629	17

Net Investment Income (Loss)	1,918	(286)	(592)	3

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(483)	43,993	70,883	141

Net capital gain distributions received from underlying PIMCO Funds	268	0	0	0

Net realized gain on options	0	0	0	0

Net realized gain on foreign currency transactions	0	0	0	0

Net change in unrealized appreciation on investments	12,766	54,694	25,170	346

Net change in unrealized (depreciation) on options	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0

Net Gain	12,551	98,687	96,053	487

Net Increase in Assets Resulting from Operations	$14,469	$98,401	$95,461	$490

Amounts in thousands	NACM Growth Fund	NACM Value Fund	NFJ Dividend Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$1	$1	$47

Dividends, net of foreign taxes	6	24	2,095

Security lending income	0	0	5

Miscellaneous income	0	0	0

Total Income	7	25	2,147

Expenses:
Investment advisory fees	5	6	262

Administration fees	4	5	241

Distribution fees - Class B	1	1	73

Distribution fees - Class C	1	2	115

Servicing fees - Class A	0	0	33

Servicing fees - Class B	1	0	24

Servicing fees - Class C	0	1	38

Distribution and/or servicing fees - Other Classes	0	0	1

Trustees’ fees	0	0	4

Organization costs	0	0	0

Interest expense	0	0	0

Total Expenses	12	15	791

Net Investment Income (Loss)	(5)	10	1,356

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	30	47	3,292

Net capital gain distributions received from underlying PIMCO Funds	0	0	0

Net realized gain on options	0	0	0

Net realized gain on foreign currency transactions	0	0	0

Net change in unrealized appreciation on investments	105	283	15,447

Net change in unrealized (depreciation) on options	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain	135	330	18,739

Net Increase in Assets Resulting from Operations	$130	$340	$20,095

52    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	NFJ Growth& Income Fund	PEA Growth Fund	PEA Opportunity Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$1	$588	$8	$53	$36

Dividends, net of foreign taxes	75	27,007	1,095	3,792	626

Security lending income	0	66	0	22	111

Miscellaneous income	0	1	0	0	0

Total Income	76	27,662	1,103	3,867	773

Expenses:
Investment advisory fees	12	5,798	244	2,125	1,034

Administration fees	10	3,657	193	1,687	580

Distribution fees - ClassB	1	1,102	78	243	68

Distribution fees - ClassC	5	1,809	104	2,493	633

Servicing fees - ClassA	1	1,090	30	129	70

Servicing fees - ClassB	1	367	26	81	23

Servicing fees - ClassC	2	603	35	831	210

Distribution and/or servicing fees - Other Classes	0	117	2	0	4

Trustees’ fees	0	73	4	41	13

Organization costs	0	0	0	0	0

Interest expense	0	0	0	0	8

Total Expenses	32	14,616	716	7,630	2,643

Net Investment Income (Loss)	44	13,046	387	(3,763)	(1,870)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	340	55,095	968	32,568	53,920

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0	0

Net realized gain on options	0	0	0	0	0

Net realized gain on foreign currency transactions	0	0	0	0	0

Net change in unrealized appreciation on investments	424	259,667	11,489	84,125	27,950

Net change in unrealized (depreciation) on options	0	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain	764	314,762	12,457	116,693	81,870

Net Increase in Assets Resulting from Operations	$808	$327,808	$12,844	$112,930	$80,000

Amounts in thousands	PEA Target Fund	PEA Value Fund	PEA Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax - Managed Growth Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$114	$604	$51	$30	$6

Dividends, net of foreign taxes	1,991	10,318	3,132	481	128

Security lending income	149	43	0	0	0

Miscellaneous income	0	0	0	0	0

Total Income	2,254	10,965	3,183	511	134

Expenses:
Investment advisory fees	2,564	2,709	1,118	566	70

Administration fees	1,825	2,311	861	369	54

Distribution fees - ClassB	414	1,095	23	3	16

Distribution fees - ClassC	2,213	1,404	19	5	18

Servicing fees - ClassA	222	444	29	2	9

Servicing fees - ClassB	138	365	8	1	5

Servicing fees - ClassC	738	468	6	2	6

Distribution and/or servicing fees - Other Classes	2	106	204	4	4

Trustees’ fees	41	47	21	11	1

Organization costs	0	0	0	0	0

Interest expense	0	0	0	0	0

Total Expenses	8,157	8,949	2,289	963	183

Net Investment Income (Loss)	(5,903)	2,016	894	(452)	(49)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	65,259	90,589	(5,351)	21,804	2,149

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0	0

Net realized gain on options	51	0	0	0	0

Net realized gain on foreign currency transactions	0	450	0	0	0

Net change in unrealized appreciation on investments	104,446	164,501	49,897	9,958	410

Net change in unrealized (depreciation) on options	(15)	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	8	0	0	0

Net Gain	169,741	255,548	44,546	31,762	2,559

Net Increase in Assets Resulting from Operations	$163,838	$257,564	$45,440	$31,310	$2,510

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    53

Statements of Changes in Net Assets

Amounts in thousands	Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,918	$1,537	$(286)	$(275)	$(592)	$(1,638)

Net realized gain (loss)	(483)	(1,104)	43,993	(126,201)	70,883	(98,497)

Net capital gain distributions received from underlying PIMCO Funds	268	210	0	0	0	0

Net change in unrealized appreciation	12,766	1,848	54,694	104,149	25,170	59,956

Net increase (decrease) resulting from operations	14,469	2,491	98,401	(22,327)	95,461	(40,179)

Distributions to Shareholders:
From net investment income
Class A	(105)	(231)	0	0	0	0

Class B	(107)	(272)	0	0	0	0

Class C	(180)	(710)	0	0	0	0

Other Classes	(95)	(393)	0	0	0	0

From net realized capital gains
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Tax basis return of capital
Class A	0	0	0	0	0	0

Class B	0	0	0	(1)	0	0

Class C	0	0	0	(1)	0	0

Other Classes	0	0	0	(33)	0	0

Total Distributions	(487)	(1,606)	0	(35)	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	11,892	8,671	21,598	70,627	27,642	56,118

Class B	23,903	7,158	10,305	19,321	7,078	9,698

Class C	30,870	15,404	16,159	34,345	7,653	15,118

Other Classes	2,201	1,833	59,476	133,803	46,885	96,163

Issued as reinvestment of distributions
Class A	90	193	0	0	0	0

Class B	81	212	0	1	0	0

Class C	150	663	0	1	0	0

Other Classes	89	393	0	32	0	0

Cost of shares redeemed
Class A	(2,297)	(2,354)	(18,184)	(43,799)	(23,742)	(44,013)

Class B	(2,401)	(2,715)	(7,079)	(15,453)	(8,325)	(19,588)

Class C	(4,954)	(9,545)	(9,770)	(23,537)	(7,817)	(22,437)

Other Classes	(17,302)	(2,695)	(34,040)	(105,930)	(60,783)	(323,213)

Net increase (decrease) resulting from Fund share transactions	42,322	17,218	38,465	69,411	(11,409)	(232,154)

Fund Redemption Fee	0	0	0	0	0	2

Total Increase (Decrease) in Net Assets	56,304	18,103	136,866	47,049	84,052	(272,331)

Net Assets:
Beginning of period	82,051	63,948	729,661	682,612	618,888	891,219

End of period*	$138,355	$82,051	$866,527	$729,661	$702,940	$618,888

*Including undistributed (overdistributed) net investment income of:	$1,618	$187	$(286)	$0	$(592)	$0

54    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NACM Flex-Cap Value Fund		NACM Growth Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$3	$10	$(5)	$0

Net realized gain (loss)	141	59	30	(1)

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0

Net change in unrealized appreciation	346	206	105	137

Net increase (decrease) resulting from operations	490	275	130	136

Distributions to Shareholders:
From net investment income
Class A	(2)	0	0	0

Class B	(1)	0	0	0

Class C	(1)	0	0	0

Other Classes	(5)	(5)	0	0

From net realized capital gains
Class A	(25)	(1)	(5)	0

Class B	(19)	(1)	(6)	0

Class C	(19)	(1)	(3)	0

Other Classes	(42)	(16)	(12)	0

Tax basis return of capital
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(114)	(24)	(26)	0

Fund Share Transactions:
Receipts for shares sold
Class A	876	152	371	88

Class B	650	57	437	168

Class C	600	102	296	139

Other Classes	37	973	0	969

Issued as reinvestment of distributions
Class A	18	0	4	0

Class B	17	1	5	0

Class C	16	1	1	0

Other Classes	46	21	12	0

Cost of shares redeemed
Class A	(77)	(114)	(50)	(11)

Class B	(7)	(12)	(72)	(13)

Class C	(82)	(11)	(190)	(25)

Other Classes	(25)	0	0	0

Net increase (decrease) resulting from Fund share transactions	2,069	1,170	814	1,315

Fund Redemption Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	2,445	1,421	918	1,451

Net Assets:
Beginning of period	1,421	0	1,451	0

End of period*	$3,866	$1,421	$2,369	$1,451

*Including undistributed (overdistributed) net investment income of:	$43	$49	$(5)	$0

Amounts in thousands	NACM Value Fund		NFJ Dividend Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$10	$16	$1,356	$1,639

Net realized gain (loss)	47	48	3,292	956

Net capital gain distributions received from underlying PIMCO Funds	0	0	0	0

Net change in unrealized appreciation	283	165	15,447	872

Net increase (decrease) resulting from operations	340	229	20,095	3,467

Distributions to Shareholders:
From net investment income
Class A	(3)	0	(346)	(230)

Class B	(1)	0	(203)	(130)

Class C	(2)	0	(298)	(279)

Other Classes	(8)	(8)	(494)	(1,150)

From net realized capital gains
Class A	(11)	0	(280)	(268)

Class B	(10)	0	(215)	(153)

Class C	(12)	0	(325)	(365)

Other Classes	(26)	(9)	(318)	(1,563)

Tax basis return of capital
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(73)	(17)	(2,479)	(4,138)

Fund Share Transactions:
Receipts for shares sold
Class A	434	119	26,727	13,663

Class B	335	174	19,367	8,801

Class C	419	316	28,339	17,899

Other Classes	13	970	11,852	8,365

Issued as reinvestment of distributions
Class A	13	0	474	432

Class B	8	1	273	221

Class C	12	0	461	499

Other Classes	34	16	806	2,699

Cost of shares redeemed
Class A	(1)	(13)	(2,492)	(3,343)

Class B	(5)	(34)	(1,017)	(1,590)

Class C	(127)	(27)	(2,361)	(3,397)

Other Classes	0	0	(3,695)	(6,399)

Net increase (decrease) resulting from Fund share transactions	1,135	1,522	78,734	37,850

Fund Redemption Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	1,402	1,734	96,350	37,179

Net Assets:
Beginning of period	1,734	0	77,675	40,496

End of period*	$3,136	$1,734	$174,025	$77,675

*Including undistributed (overdistributed) net investment income of:	$45	$49	$771	$756

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    55

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		PEA Growth & Income Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$44	$58	$13,046	$14,981	$387	$692

Net realized gain (loss)	340	(98)	55,095	8,649	968	(8,585)

Net change in unrealized appreciation	424	70	259,667	41,862	11,489	3,608

Net increase (decrease) resulting from operations	808	30	327,808	65,492	12,844	(4,285)

Distributions to Shareholders:
From net investment income
Class A	(12)	(6)	(10,699)	(4,471)	(194)	(325)

Class B	(4)	(4)	(2,454)	(1,470)	(112)	(145)

Class C	(11)	(7)	(4,218)	(2,080)	(146)	(203)

Other Classes	(30)	(35)	(3,931)	(1,261)	(88)	(173)

From net realized capital gains
Class A	0	(9)	(9,255)	(1,142)	0	0

Class B	0	(7)	(3,006)	(533)	0	0

Class C	0	(8)	(5,061)	(743)	0	0

Other Classes	0	(36)	(3,050)	(294)	0	0

Total Distributions	(57)	(112)	(41,674)	(11,994)	(540)	(846)

Fund Share Transactions:
Receipts for shares sold
Class A	1,047	737	356,884	545,097	8,373	19,122

Class B	511	440	47,065	114,575	5,918	8,408

Class C	1,179	875	115,931	213,683	6,584	14,394

Other Classes	500	953	147,105	181,183	1,928	4,570

Issued in reorganization
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	12	15	15,001	3,802	155	273

Class B	3	10	4,286	1,567	93	120

Class C	8	12	5,944	1,839	121	170

Other Classes	30	68	6,172	1,372	82	160

Cost of shares redeemed
Class A	(90)	(322)	(141,031)	(217,772)	(9,003)	(12,560)

Class B	(155)	(193)	(19,245)	(58,809)	(2,491)	(4,854)

Class C	(243)	(175)	(33,372)	(72,659)	(3,092)	(7,580)

Other Classes	(226)	(416)	(71,260)	(74,554)	(1,335)	(21,607)

Net increase (decrease) resulting from Fund share transactions	2,576	2,004	433,480	639,324	7,333	616

Fund Redemption Fee	0	0	4	114	0	0

Total Increase (Decrease) in Net Assets	3,327	1,922	719,618	692,936	19,637	(4,515)

Net Assets:
Beginning of period	3,756	1,834	1,523,296	830,360	72,129	76,644

End of period*	$7,083	$3,756	$2,242,914	$1,523,296	$91,766	$72,129

*Including undistributed (overdistributed) net investment income of:	$(2)	$11	$441	$8,697	$(59)	$94

56    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PEA Growth Fund		PEA Opportunity Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(3,763)	$(7,295)	$(1,870)	$(3,441)

Net realized gain (loss)	32,568	(137,374)	53,920	(23,045)

Net change in unrealized appreciation	84,125	45,321	27,950	25,687

Net increase (decrease) resulting from operations	112,930	(99,348)	80,000	(799)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	22,825	556,472	19,813	174,225

Class B	4,672	7,810	8,329	2,925

Class C	8,871	30,323	14,534	9,894

Other Classes	3,901	12,091	32,226	29,588

Issued in reorganization
Class A	0	3,957	0	0

Class B	0	4,606	0	0

Class C	0	7,384	0	0

Other Classes	0	944	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(26,658)	(595,831)	(15,077)	(195,923)

Class B	(14,167)	(30,404)	(3,101)	(5,223)

Class C	(79,905)	(187,220)	(16,184)	(30,414)

Other Classes	(1,143)	(20,812)	(30,089)	(46,045)

Net increase (decrease) resulting from Fund share transactions	(81,604)	(210,680)	10,451	(60,973)

Fund Redemption Fee	0	0	4	0

Total Increase (Decrease) in Net Assets	31,326	(310,028)	90,455	(61,772)

Net Assets:
Beginning of period	824,670	1,134,698	262,243	324,015

End of period*	$855,996	$824,670	$352,698	$262,243

*Including undistributed (overdistributed) net investment income of:	$(3,763)	$0	$(1,870)	$0

Amounts in thousands	PEA Target Fund		PEA Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(5,903)	$(10,339)	$2,016	$3,932

Net realized gain (loss)	65,310	(114,998)	91,039	(239,518)

Net change in unrealized appreciation	104,431	93,351	164,509	222,679

Net increase (decrease) resulting from operations	163,838	(31,986)	257,564	(12,907)

Distributions to Shareholders:
From net investment income
Class A	0	0	(1,813)	0

Class B	0	0	(416)	0

Class C	0	0	(569)	0

Other Classes	0	0	(1,135)	0

From net realized capital gains
Class A	0	0	0	(11,997)

Class B	0	0	0	(10,621)

Class C	0	0	0	(13,603)

Other Classes	0	0	0	(5,843)

Total Distributions	0	0	(3,933)	(42,064)

Fund Share Transactions:
Receipts for shares sold
Class A	40,638	575,969	170,532	194,757

Class B	8,449	9,141	75,797	99,047

Class C	16,526	28,932	111,352	163,756

Other Classes	4,919	8,528	103,498	85,956

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	1,559	9,892

Class B	0	0	342	8,688

Class C	0	0	455	10,720

Other Classes	0	0	1,048	5,452

Cost of shares redeemed
Class A	(29,957)	(622,005)	(38,150)	(141,588)

Class B	(19,550)	(42,039)	(21,584)	(54,971)

Class C	(49,025)	(152,813)	(35,758)	(107,422)

Other Classes	(2,754)	(11,263)	(18,941)	(78,712)

Net increase (decrease) resulting from Fund share transactions	(30,754)	(205,550)	350,150	195,575

Fund Redemption Fee	0	0	1	11

Total Increase (Decrease) in Net Assets	133,084	(237,536)	603,782	140,615

Net Assets:
Beginning of period	840,521	1,078,057	974,780	834,165

End of period*	$973,605	$840,521	$1,578,562	$974,780

*Including undistributed (overdistributed) net investment income of:	$(5,903)	$0	$1,837	$3,754

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    57

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$894	$1,487	$(452)	$(1,022)	$(49)	$(3)

Net realized gain (loss)	(5,351)	(23,595)	21,804	(45,491)	2,149	(632)

Net change in unrealized appreciation	49,897	32,583	9,958	39,934	410	706

Net increase (decrease) resulting from operations	45,440	10,475	31,310	(6,579)	2,510	71

Distributions to Shareholders:
From net investment income
Class A	(60)	(18)	0	0	0	0

Class B	(1)	(2)	0	0	0	0

Class C	(2)	0	0	0	0	0

Other Classes	(1,738)	(879)	0	0	0	0

Tax basis return of capital
Class A	0	(3)	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	(149)	0	0	0	0

Total Distributions	(1,801)	(1,051)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	21,618	20,977	987	5,585	4,220	2,800

Class B	3,725	5,610	791	461	479	1,396

Class C	4,862	5,807	872	1,092	758	652

Other Classes	97,050	253,487	25,772	59,937	379	5,761

Issued in reorganization
Class A	0	0	0	0	5,293	0

Class B	0	0	0	0	5,694	0

Class C	0	0	0	0	8,660	0

Other Classes	0	0	0	0	622	0

Issued as reinvestment of distributions
Class A	58	20	0	0	0	0

Class B	1	2	0	0	0	0

Class C	1	0	0	0	0	0

Other Classes	1,633	981	0	0	0	0

Cost of shares redeemed
Class A	(16,144)	(3,039)	(200)	(5,098)	(482)	(238)

Class B	(1,038)	(1,489)	(83)	(120)	(323)	(24)

Class C	(1,020)	(2,142)	(108)	(424)	(831)	(66)

Other Classes	(72,435)	(86,979)	(43,211)	(179,868)	(1,430)	(6,230)

Net increase (decrease) resulting from Fund share transactions	38,311	193,235	(15,180)	(118,435)	23,039	4,051
Fund Redemption Fee	9	22	0	39	0	0

Total Increase (Decrease) in Net Assets	81,959	202,681	16,130	(124,975)	25,549	4,122

Net Assets:
Beginning of period	452,568	249,887	230,009	354,984	11,092	6,970

End of period*	$534,527	$452,568	$246,139	$230,009	$36,641	$11,092

*Including undistributed (overdistributed) net investment income of:	$10	$917	$(452)	$0	$(49)	$0

58    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Large-Cap Value1, NFJ Dividend Value2 and PEA Growth & Income Funds, are declared and distributed to shareholders annually.

Dividends from net investment income, if any, of the Asset Allocation, NFJ Large-Cap Value, NFJ Dividend Value Income and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Basic Value Fund officially changed its name to the NFJ Large-Cap Value Fund.
[2]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities,

12.31.03  |  PIMCO Funds Semi-Annual Report    59

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $6,676; CCM Mid-Cap Fund - $4,154; NFJ Dividend Value Fund - $2,525; NFJ Large-Cap Value Fund - $197; NFJ Small-Cap Value Fund - $34,262; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $8,646; PEA Target Fund - $17,863; PEA Value Fund - $72,926; RCM Large-Cap Growth Fund - $19,014; RCM Mid-Cap Fund - $769; and RCM Tax-Managed Growth Fund - $1,455.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld for the PEA Value Fund were $21,371.

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.47% for the RCM Mid-Cap Fund; 0.50% for the NACM Growth, NACM Value and PEA Growth Funds; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and RCM Tax-Managed Growth Funds; 0.65% for the NACM Flex-Cap Value and PEA Opportunity Funds; and 0.45% for all other Funds.

Each of the Funds also has a sub-advisor, which under supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

60    PIMCO Funds Semi-Annual Report  |  12.31.03

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Large-Cap Value, NFJ Dividend Value, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15% for the Asset Allocation Fund3; 0.30% for the NACM Flex-Cap Value, NACM Growth, NACM Value, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Large-Cap Value, NFJ Dividend Value, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

[3]	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $5,073,829 representing commissions (sales charges) and contingent deferred sales charges.

12.31.03  |  PIMCO Funds Semi-Annual Report    61

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors have agreed to waive a portion of the NACM Flex-Cap Value, NACM Growth and NACM Value Funds’ advisory and administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D

NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	1.41%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

Asset Allocation Fund	$63,843	$5,274
CCM Capital Appreciation	546,150	506,240
CCM Mid-Cap Fund	468,916	462,347
NACM Flex-Cap Value Fund	3,547	1,737
NACM Growth Fund	2,305	1,466
NACM Value Fund	1,539	484
NFJ Dividend Value Fund	87,751	22,869
NFJ Large Cap Value Fund	6,427	3,872
NFJ Small-Cap Value Fund	630,938	226,030
PEA Growth & Income Fund	30,265	23,930
PEA Growth Fund	300,925	406,913
PEA Opportunity Fund	315,191	321,111
PEA Target Fund	417,296	447,630
PEA Value Fund	697,823	443,587
RCM Large-Cap Growth Fund	226,564	178,642
RCM Mid-Cap Fund	164,357	179,089
RCM Tax-Managed Growth Fund	37,584	17,217

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium

Balance at 06/30/2003	$1,090
Sales	287
Closing Buys	(459)
Expirations	(918)
Exercised	0

Balance at 12/31/2003	$0

62    PIMCO Funds Semi-Annual Report  |  12.31.03

6. Risk Factors of the Fund

Investing in the Underlying PIMCO Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds. Under certain circumstances, an Underlying PIMCO Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying PIMCO Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMCO Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMCO Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying PIMCO Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMCO Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of certain Underlying PIMCO Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying PIMCO Funds.

7. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
RCM Tax-Managed Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	20,269	20,269	14,813	35,083	3,293

8. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statements purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Asset Allocation Fund	$11,283	$(2,113)	$9,170
CCM Capital Appreciation Fund	133,771	(1,834)	131,937
CCM Mid-Cap Fund	122,054	(5,890)	116,164
NACM Flex-Cap Value Fund	553	(1)	552
NACM Growth Fund	251	(9)	242
NACM Value Fund	451	(3)	448
NFJ Dividend Value Fund	20,782	(1,010)	19,772
NFJ Large-Cap Value Fund	651	(59)	592
NFJ Small-Cap Value Fund	405,130	(8,954)	396,176
PEA Growth & Income Fund	15,637	(558)	15,079
PEA Growth Fund	187,055	(4,441)	182,614
PEA Opportunity Fund	70,639	(2,970)	67,669
PEA Target Fund	213,576	(10,234)	203,342
PEA Value Fund	277,169	(9,513)	267,656
RCM Large-Cap Growth Fund	56,575	(1,440)	55,135
RCM Mid-Cap Fund	33,868	(3,003)	30,865
RCM Tax-Managed Growth Fund	4,568	(97)	4,471

12.31.03  |  PIMCO Funds Semi-Annual Report    63

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,219	$11,892	985	$8,671

Class B	2,481	23,903	824	7,158

Class C	3,176	30,870	1,782	15,404

Other Classes	222	2,201	197	1,833

Issued as reinvestment of distributions
Class A	9	90	21	193

Class B	8	81	24	212

Class C	15	150	74	663

Other Classes	9	89	44	393

Cost of shares redeemed
Class A	(233)	(2,297)	(274)	(2,354)

Class B	(249)	(2,401)	(319)	(2,715)

Class C	(508)	(4,954)	(1,115)	(9,545)

Other Classes	(1,667)	(17,302)	(317)	(2,695)

Net increase (decrease) resulting from Fund share transactions	4,482	$42,322	1,926	$17,218

	CCM Capital Appreciation Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,460	$21,598	5,472	$70,627

Class B	732	10,305	1,547	19,321

Class C	1,142	16,159	2,759	34,345

Other Classes	3,934	59,476	10,248	133,803

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	1

Class C	0	0	0	1

Other Classes	0	0	3	32

Cost of shares redeemed
Class A	(1,220)	(18,184)	(3,406)	(43,799)

Class B	(499)	(7,079)	(1,258)	(15,453)

Class C	(685)	(9,770)	(1,914)	(23,537)

Other Classes	(2,241)	(34,040)	(8,060)	(105,930)

Net increase (decrease) resulting from Fund share transactions	2,623	$38,465	5,391	$69,411

	CCM Mid-Cap Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,481	$27,642	3,584	$56,118

Class B	400	7,078	641	9,698

Class C	436	7,653	1,006	15,118

Other Classes	2,467	46,885	6,006	96,163

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(1,271)	(23,742)	(2,808)	(44,013)

Class B	(473)	(8,325)	(1,314)	(19,588)

Class C	(439)	(7,817)	(1,504)	(22,437)

Other Classes	(3,174)	(60,783)	(19,855)	(323,213)

Net increase (decrease) resulting from Fund share transactions	(573)	$(11,409)	(14,244)	$(232,154)

	NFJ Large-Cap Value Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	81	$1,047	63	$737

Class B	39	511	38	440

Class C	91	1,179	75	875

Other Classes	38	500	82	953

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	1	12	1	15

Class B	0	3	1	10

Class C	1	8	1	12

Other Classes	2	30	6	68

Cost of shares redeemed
Class A	(7)	(90)	(29)	(322)

Class B	(12)	(155)	(17)	(193)

Class C	(18)	(243)	(16)	(175)

Other Classes	(18)	(226)	(37)	(416)

Net increase (decrease) resulting from Fund share transactions	198	$2,576	168	$2,004

	NFJ Small-Cap Value Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	15,523	$356,884	27,597	$545,097

Class B	2,115	47,065	5,902	114,575

Class C	5,187	115,931	10,962	213,683

Other Classes	6,252	147,105	8,876	181,183

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	620	15,001	192	3,802

Class B	181	4,286	80	1,567

Class C	250	5,944	94	1,839

Other Classes	252	6,172	68	1,372

Cost of shares redeemed
Class A	(6,013)	(141,031)	(11,076)	(217,772)

Class B	(847)	(19,245)	(3,057)	(58,809)

Class C	(1,460)	(33,372)	(3,788)	(72,659)

Other Classes	(3,017)	(71,260)	(3,733)	(74,554)

Net increase (decrease) resulting from Fund share transactions	19,043	$433,480	32,117	$639,324

	PEA Growth & Income Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,223	$8,373	3,097	$19,122

Class B	874	5,918	1,365	8,408

Class C	975	6,584	2,363	14,394

Other Classes	272	1,928	738	4,570

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	22	155	45	273

Class B	13	93	20	120

Class C	17	121	28	170

Other Classes	11	82	27	160

Cost of shares redeemed
Class A	(1,331)	(9,003)	(2,027)	(12,560)

Class B	(368)	(2,491)	(807)	(4,854)

Class C	(452)	(3,092)	(1,257)	(7,580)

Other Classes	(194)	(1,335)	(3,463)	(21,607)

Net increase (decrease) resulting from Fund share transactions	1,062	$7,333	129	$616

64    PIMCO Funds Semi-Annual Report  |  12.31.03

	NACM Flex-Cap Value Fund

	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	66	$876	13	$152

Class B	48	650	5	57

Class C	46	600	9	102

Other Classes	3	37	97	973

Issued as reinvestment of distributions
Class A	1	18	0	0

Class B	1	17	0	1

Class C	1	16	0	1

Other Classes	3	46	2	21

Cost of shares redeemed
Class A	(5)	(77)	(10)	(114)

Class B	0	(7)	(1)	(12)

Class C	(6)	(82)	(1)	(11)

Other Classes	(2)	(25)	0	0

Net increase (decrease) resulting from Fund share transactions	156	$2,069	114	$1,170

	NACM Growth Fund

	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	32	$371	8	$88

Class B	38	437	15	168

Class C	25	296	13	139

Other Classes	0	0	97	969

Issued as reinvestment of distributions
Class A	0	4	0	0

Class B	0	5	0	0

Class C	0	1	0	0

Other Classes	1	12	0	0

Cost of shares redeemed
Class A	(4)	(50)	(1)	(11)

Class B	(6)	(72)	(1)	(13)

Class C	(16)	(190)	(2)	(25)

Other Classes	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	70	$814	129	$1,315

	NACM Value Fund

	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	34	$434	11	$119

Class B	27	335	15	174

Class C	33	419	27	316

Other Classes	1	13	97	970

Issued as reinvestment of distributions
Class A	1	13	0	0

Class B	1	8	0	1

Class C	1	12	0	0

Other Classes	3	34	1	16

Cost of shares redeemed
Class A	0	(1)	(1)	(13)

Class B	0	(5)	(3)	(34)

Class C	(10)	(127)	(3)	(27)

Other Classes	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	91	$1,135	144	$1,522

	NFJ Dividend Value Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	2,400	$26,727	1,390	$13,663

Class B	1,759	19,367	891	8,801

Class C	2,551	28,339	1,824	17,899

Other Classes	1,011	11,852	861	8,365

Issued as reinvestment of distributions
Class A	41	474	43	432

Class B	24	273	22	221

Class C	40	461	51	499

Other Classes	70	806	271	2,699

Cost of shares redeemed
Class A	(222)	(2,492)	(348)	(3,343)

Class B	(92)	(1,017)	(165)	(1,590)

Class C	(216)	(2,361)	(350)	(3,397)

Other Classes	(343)	(3,695)	(651)	(6,399)

Net increase (decrease) resulting from Fund share transactions	7,023	$78,734	3,839	$37,850

	PEA Growth Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,272	$22,825	34,202	$556,472

Class B	304	4,672	564	7,810

Class C	577	8,871	2,189	30,323

Other Classes	234	3,901	836	12,091

Issued in reorganization
Class A	0	0	255	3,957

Class B	0	0	343	4,606

Class C	0	0	549	7,384

Other Classes	0	0	67	944

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(1,476)	(26,658)	(36,367)	(595,831)

Class B	(929)	(14,167)	(2,216)	(30,404)

Class C	(5,194)	(79,905)	(13,636)	(187,220)

Other Classes	(72)	(1,143)	(1,424)	(20,812)

Net increase (decrease) resulting from Fund share transactions	(5,284)	$(81,604)	(14,638)	$(210,680)

	PEA Opportunity Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,105	$19,813	14,093	$174,225

Class B	567	8,329	275	2,925

Class C	1,000	14,534	944	9,894

Other Classes	2,098	32,226	2,720	29,588

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(843)	(15,077)	(15,792)	(195,923)

Class B	(213)	(3,101)	(513)	(5,223)

Class C	(1,091)	(16,184)	(2,995)	(30,414)

Other Classes	(1,982)	(30,089)	(3,932)	(46,045)

Net increase (decrease) resulting from Fund share transactions	641	$10,451	(5,200)	$(60,973)

	PEA Target Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	2,779	$40,638	49,956	$575,969

Class B	650	8,449	874	9,141

Class C	1,265	16,526	2,778	28,932

Other Classes	317	4,919	717	8,528

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(2,011)	(29,957)	(53,669)	(622,005)

Class B	(1,526)	(19,550)	(4,107)	(42,039)

Class C	(3,717)	(49,025)	(14,900)	(152,813)

Other Classes	(182)	(2,754)	(935)	(11,263)

Net increase (decrease) resulting from Fund share transactions	(2,425)	$(30,754)	(19,286)	$(205,550)

	PEA Value Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	12,074	$170,532	17,007	$194,757

Class B	5,565	75,797	8,752	99,047

Class C	8,074	111,352	14,546	163,756

Other Classes	7,187	103,498	7,580	85,956

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	106	1,559	879	9,892

Class B	24	342	787	8,688

Class C	32	455	970	10,720

Other Classes	70	1,048	482	5,452

Cost of shares redeemed
Class A	(2,754)	(38,150)	(12,712)	(141,588)

Class B	(1,599)	(21,584)	(5,051)	(54,971)

Class C	(2,643)	(35,758)	(9,842)	(107,422)

Other Classes	(1,369)	(18,941)	(6,955)	(78,712)

Net increase (decrease) resulting from Fund share transactions	24,767	$350,150	16,443	$195,575

12.31.03  |  PIMCO Funds Semi-Annual Report    65

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

9. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Large-Cap Growth Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,905	$21,618	2,032	$20,977

Class B	335	3,725	542	5,610

Class C	428	4,862	556	5,807

Other Classes	8,565	97,050	24,432	253,487

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	5	58	2	20

Class B	0	1	0	2

Class C	0	1	0	0

Other Classes	141	1,633	96	981

Cost of shares redeemed
Class A	(1,419)	(16,144)	(299)	(3,039)

Class B	(94)	(1,038)	(151)	(1,489)

Class C	(91)	(1,020)	(223)	(2,142)

Other Classes	(6,360)	(72,435)	(8,432)	(86,979)

Net increase (decrease) resulting from Fund share transactions	3,415	$38,311	18,555	$193,235

	RCM Mid-Cap Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	455	$987	3,035	$5,585

Class B	367	791	246	461

Class C	405	872	595	1,092

Other Classes	11,661	25,772	32,578	59,937

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(92)	(200)	(2,682)	(5,098)

Class B	(39)	(83)	(65)	(120)

Class C	(50)	(108)	(235)	(424)

Other Classes	(19,469)	(43,211)	(99,820)	(179,868)

Net increase (decrease) resulting from Fund share transactions	(6,762)	$(15,180)	(66,348)$	(118,435)

	RCM Tax-Managed Growth Fund

	Six Months Ended 12/31/2003		Year Ended 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	426	$4,220	302	$2,800

Class B	49	479	156	1,396

Class C	78	758	72	652

Other Classes	38	379	640	5,761

Issued in reorganization
Class A	531	5,293	0	0

Class B	578	5,694	0	0

Class C	878	8,660	0	0

Other Classes	62	622	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(48)	(482)	(26)	(238)

Class B	(32)	(323)	(3)	(24)

Class C	(83)	(831)	(7)	(66)

Other Classes	(138)	(1,430)	(698)	(6,230)

Net increase (decrease) resulting from Fund share transactions	2,339	$23,039	436	$4,051

10. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

66    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC (formerly, PIMCO Equity Advisors LLC), RCM Capital Management LLC

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home. To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report.	PZ004S.1/04

PIMCO

ADVISORS

Semi-Annual Report

12.31.03

PIMCO International/Sector Stock Funds

Share Classes

A  B  C

GLOBAL STOCK FUNDS

NACM Global Fund

RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

RCM International Growth Equity Fund

NACM Pacific Rim Fund

SECTOR-RELATED STOCK FUNDS

RCM Global Healthcare Fund

RCM Biotechnology Fund

RCM Global Technology Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	PIMCO NACM Global Fund Class A Shares delivered a total return of 22.50% for the six-month period ended December 31, 2003. This compared favorably to the 20.60% return of its benchmark, the MSCI All-Country World Free Index, in the same time period.

•	Large economies around the world, U.S., Japan, Germany and UK are all showing positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the market higher.

•	Top-performing sectors were information technology and consumer discretionary. From a regional perspective, Germany and Japan were positive contributors while Canada and Mexico trailed.

•	Top-performing stocks were Seimens AG from Germany (an electronics and communications conglomerate) which benefited from the global recovery, and E*Trade Financial Corp (an online diversified financial services company) as improving investor demand and a potential acquirer pushed shares higher.

•	Positions which hindered performance were Seagate Technology and Monster Worldwide, which have ultimately been sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Global Fund Class A	22.50%	38.06%	—	—	28.49%

PIMCO NACM Global Fund Class A (adjusted)	15.76%	30.47%	—	—	23.58%

PIMCO NACM Global Fund Class B	22.03%	36.98%	—	—	27.56%

PIMCO NACM Global Fund Class B (adjusted)	17.03%	31.98%	—	—	25.09%

PIMCO NACM Global Fund Class C (adjusted)	19.78%	34.54%	—	—	26.59%

MSCI All-Country World Free Index	20.60%	34.63%	—	—	—

Lipper Global Fund Average	19.72%	32.09%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalized equity securities of issuers located in more than 50 countries worldwide.

•	The Fund’s Class A Shares delivered a total return of 18.27% for the six-month period ended December 31, 2003. This performance fell short of the 23.44% return for the benchmark, the MSCI EAFE Growth Index, in the same time period.

•	Large economies around the world—U.S., Japan, Germany and UK—all showed positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the equity markets higher.

•	Information technology and consumer discretionary stocks were generally the top performers. U.S. investors benefited from a weak dollar as both the Euro and Yen rose relative to the dollar.

•	Top-performing stocks were SAP AG from Germany (a leading software company), which has benefited from the global recovery, and China Telecom Group (a Chinese telecommunication company), which rose on improving revenues and increased investor demand for Chinese companies.

•	Positions which hindered performance included NTT DoCoMo Inc., a Japanese telecommunications company and Keyence Corp, a Japanese supplier of sensors and measurement equipment for factory automation. Both have ultimately been sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM International Fund Class A	18.27%	28.91%	—	—	15.62%

PIMCO NACM International Fund Class A (adjusted)	11.76%	21.82%	—	—	11.20%

PIMCO NACM International Fund Class B	18.00%	28.03%	—	—	14.70%

PIMCO NACM International Fund Class B (adjusted)	13.00%	23.03%	—	—	12.10%

PIMCO NACM International Fund Class C (adjusted)	15.69%	25.77%	—	—	14.06%

MSCI EAFE Growth Index	23.44%	32.47%	—	—	—

Lipper International Fund Average	23.93%	34.74%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim.

•	The Fund’s Class A Shares delivered a total return of 34.87% for the six-month period ended December 31, 2003, outperforming the 30.63% return of the MSCI Pacific Index for the same time period.

•	Japanese stocks rebounded as investors cheered the announcement that the government would take over the bankrupt regional bank Ashikaga. The Bank of Japan also issued its fourth consecutive upbeat monthly outlook. Global demand for Japanese goods continued to grow and private consumption, which had been falling, began to stabilize as the decline in household income came to a halt.

•	Good stock selection in Japan and Hong Kong helped the Fund outperform while positions in Malaysia hindered performance. Top-performing sectors were cyclically sensitive ones, such as information technology and consumer discretionary, which benefited from the increased demand of goods and services and electronics.

•	Top-performing stocks included Sino Land Co., a Hong Kong-based land Development Company for both residential and commercial real estate. Matsui Securities, a Japanese provider of online brokerage services, also performed well due to a surge in trading volume. Asustek Computer, a Taiwan-based company specializing in computer hardware and mother board systems, hindered performance and has been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/97)

PIMCO NACM Pacific Rim Fund Class A	34.87%	42.11%	13.96%	—	10.17%

PIMCO NACM Pacific Rim Fund Class A (adjusted)	27.45%	34.30%	12.68%	—	9.13%

PIMCO NACM Pacific Rim Fund Class B	34.50%	41.27%	13.22%	—	9.43%

PIMCO NACM Pacific Rim Fund Class B (adjusted)	29.50%	36.27%	13.05%	—	9.36%

PIMCO NACM Pacific Rim Fund Class C (adjusted)	32.02%	38.51%	12.85%	—	9.14%

MSCI Pacific Index	30.63%	38.97%	2.12%	—	—

Lipper Pacific Region Fund Average	30.50%	38.02%	4.37%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO Funds Semi-Annual Report  |  12.31.03

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	PIMCO RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of companies in the biotechnology industry.

•	The Fund’s Class A Shares had a total return of 8.43% for the six-month period ended December 31, 2003. This result compared favorably to the 7.71% return of the NASDAQ Biotechnology Index.

•	Performance for the sector stalled in the past six months after a stellar fist half of the year, as mixed news caused volatility among biotechnology stocks. Fundamentals remained strong for certain companies that continued to enjoy clinical trial successes and new drug approvals.

•	For example, Amylin Pharmaceuticals reported positive results from two more Phase III trials of its potential blockbuster drug for diabetes, Exenitide. ICOS Corporation and partner Eli Lilly received approval for their erectile dysfunction drug Cialis. On the other hand, CV Therapeutics received a negative recommendation from the FDA panel on its angina drug, Ranexa, and the long awaited launch of MedImmune’s new nasally-administered flu vaccine, FluMist, came substantially below expectations.

•	The Fund’s exposure to Genentech was the largest positive active contributor to performance. Also, a position in Onyx Pharmaceuticals helped performance as the company reported extremely positive results from a Phase II clinical trial of its drug, BAY 43-9006, a novel signal transduction inhibitor, in the treatment of kidney cancer.

•	Positions that hurt performance included MedImmune and CV Therapeutics.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Biotechnology Fund Class A	8.43%	39.91%	19.40%	—	19.10%

PIMCO RCM Biotechnology Fund Class A (adjusted)	2.47%	32.22%	18.06%	—	17.98%

PIMCO RCM Biotechnology Fund Class B	7.99%	38.92%	18.50%	—	18.20%

PIMCO RCM Biotechnology Fund Class B (adjusted)	2.99%	33.92%	18.29%	—	18.20%

PIMCO RCM Biotechnology Fund Class C (adjusted)	7.04%	37.99%	18.51%	—	18.21%

NASDAQ Biotechnology Index	7.71%	45.72%	10.61%	—	—

AMEX Biotechnology Index	13.53%	44.92%	21.50%	—	—

80% NASDAQ Biotech Index; 20% MSCI World Pharm & Biotech Index	7.94%	40.37%	10.30%	—	—

Lipper Health/Biotechnology Fund Average	9.86%	31.73%	7.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	PIMCO RCM Global Healthcare Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of companies in healthcare or healthcare-related companies around the world.

•	The Fund’s Class A Shares had a total return of 4.18% for the six-month period ending December 31, 2003. This compared to a 6.08% return for the MSCI World Healthcare Index.

•	Underperformance during the past six months is attributable to the portfolio’s overweight in biotechnology and, to a lesser extent, an underweight in pharmaceuticals, primarily European domiciled majors and U.S. specialty pharmaceutical companies. It should be noted, however, that this strategy helped returns for the first half of 2003.

•	Congress finally passed a Medicare Drug benefit, which was viewed positively by most of the healthcare industry. However, the bill also featured some provisions which were disadvantageous to the biotechnology industry, namely the revision of the drug reimbursement and practice expense.

•	In general, biotechnology underperformance hurt returns. Companies like MedImmune, a maker of vaccines for upper respiratory infections, missed forecasts for their new FluMist vaccine. Another disappointment was CV Therapeutics, which announced its requirement for more data on its lead product, Ranexa, a move that would likely delay the product’s approval by 1-2 years. Not all was negative, however. Genentech, the Fund’s largest biotechnology holding, continued to appreciate ahead of the anticipated approval of Avastin.

•	Large-cap pharmaceuticals performed the best as investors started to rotate from more aggressive sectors, such as information technology, to more reasonably valued sectors, such as healthcare. At the end of the reporting period, pharmaceuticals represented over 30% of the Fund with an emphasis on U.S. pharmaceuticals. Unfortunately, this positioning generally hindered performance in the fourth quarter as European pharmaceuticals outperformed their U.S. counterparts.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Healthcare Fund Class A	4.18%	29.04%	12.66%	—	16.75%

PIMCO RCM Global Healthcare Fund Class A (adjusted)	–1.55%	21.94%	11.39%	—	15.81%

PIMCO RCM Global Healthcare Fund Class B	3.80%	27.87%	11.80%	—	15.87%

PIMCO RCM Global Healthcare Fund Class B (adjusted)	–1.20%	22.87%	11.55%	—	15.87%

PIMCO RCM Global Healthcare Fund Class C (adjusted)	1.77%	25.67%	11.82%	—	15.88%

MSCI World Healthcare Index	6.08%	17.57%	–0.66%	—	—

Lipper Health/Biotechnology Fund Average	9.86%	31.73%	7.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class A Shares had a total return of 32.69% for the six-month period ended December 31, 2003. This result slightly outpaced the 30.02% return of the benchmark, the MSCI World Small-Cap Index.

•	Small-cap stocks continued to outperform larger cap stocks in most major markets globally, as strong profit growth, accommodative monetary and fiscal policies and a clear stabilization in the world economy increased investor risk appetite. As a result of the strong relative performance, however, small-caps are currently no longer as compellingly cheap in markets such as Japan, France and Germany as RCM believed they were a few years ago.

•	From a sector perspective, technology stocks helped returns while an underweight in consumer discretionary stocks detracted from returns.

•	One of the Fund’s larger positions in non-Japan Asia was Philippine Long Distance Telephone, a provider of domestic and international long distance and cellular telephone services. The portfolio benefited from this exposure as the company experienced earnings growth due to an increase in cellular phone penetration along with cost cutting. Brilliance China Automotive was one of the Fund’s largest holdings directly tied to China’s burgeoning economy. This stock also performed well. The company recently entered into a joint venture with BMW to produce the 3 Series in China for sale into their domestic market.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Small-Cap Fund Class A	32.69%	57.17%	10.95%	—	13.98%

PIMCO RCM Global Small-Cap Fund Class A (adjusted)	25.40%	48.52%	9.71%	—	13.07%

PIMCO RCM Global Small-Cap Fund Class B	32.27%	55.78%	10.20%	—	13.19%

PIMCO RCM Global Small-Cap Fund Class B (adjusted)	27.27%	50.78%	9.93%	—	13.19%

PIMCO RCM Global Small-Cap Fund Class C (adjusted)	29.98%	53.28%	10.19%	—	13.18%

MSCI World Small-Cap Index	30.02%	58.39%	10.77%	—	—

Lipper Global Small-Cap Fund Average	26.60%	46.05%	6.57%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class A Shares had a total return of 24.91% for the six-month period ended December 31, 2003. This result slightly trailed the 26.34% return of the Fund’s benchmark, the Goldman Sachs Technology Index.

•	Performance lagged primarily in the fourth quarter due to stock selection, as some of the stocks in the Fund experienced profit-taking after their run-up during the third quarter. News from the semiconductor industry continued to be quite positive, and telecommunication companies began to experience better orders. A slow start to the critical Christmas selling season seemed to trigger the climax of the mini correction, and as the year ended, most stocks resumed their upturn.

•	Large exposure to Asian companies, which helped performance in the third quarter, hurt the Fund in the fourth quarter. In particular, Taiwanese semiconductor stocks owned in the Fund, such as Taiwan Semiconductor, were down in the fourth quarter, while Chinese portals, such as Netease.com and Sohu.com, also declined. Many of the Fund’s Japanese holdings also experienced weakness, as a run-up leading into the election-period was followed by significant profit-taking as investors contemplated whether the re-elected government would continue to try to stimulate growth.

•	One area of the Fund that performed well was software. The Fund sold off its exposure to Microsoft, while it maintained large positions in Linux providers such as Novell and Red Hat. The latter was up over 80% for the period. Other software companies such as SAP, Retek and Siebel Systems also did well.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/27/95)

PIMCO RCM Global Technology Fund Class A	24.91%	68.54%	7.66%	—	17.71%

PIMCO RCM Global Technology Fund Class A (adjusted)	18.04%	59.27%	6.45%	—	16.88%

PIMCO RCM Global Technology Fund Class B	24.44%	67.26%	6.84%	—	16.82%

PIMCO RCM Global Technology Fund Class B (adjusted)	19.44%	62.26%	6.53%	—	16.82%

PIMCO RCM Global Technology Fund Class C (adjusted)	22.23%	64.49%	6.83%	—	16.81%

Goldman Sachs Technology Index	26.34%	53.66%	–5.21%	—	—

Lipper Science & Technology Fund Average	24.77%	55.75%	–2.78%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class A Shares had a total return of 24.41% for the six-month period ended December 31, 2003. This compared to the 26.70% return of the benchmark, the MSCI EAFE Index.

•	In Europe, the Bank of England was the first of the four major global central banks to raise interest rates, with a 0.25% increase in the fourth quarter. After posting a non-annualized GDP growth rate of 0.8% in the third quarter, the U.K. economy continued to recover in the fourth quarter. Even continental Europe showed signs of economic improvement, with both German and French GDP growth registering non-annualized third quarter gains of 0.2% and 0.4%.

•	In Asia, Japanese GDP grew by 0.3% during the third quarter and the government forecasted a third year of expansion for the fiscal year starting in April of 2004.

•	Both the third and fourth quarters (2003) were marked by the significant outperformance of low-quality (i.e., low price/book and interest coverage ratios) stocks. Because RCM adhered to the Fund’s discipline of purchasing higher-quality growth companies, its performance lagged the MSCI EAFE Index.

•	Top-performing positions included BHP Billiton, an Australian diversified natural resources company specializing in many hard assets such as coal, iron ore and liquefied natural gas. Puma AG, a German designer and manufacturer of sporting goods, also helped performance.

•	Holdings that detracted from returns included Biovail, a Canadian pharmaceutical company engaged in drug delivery technology, and Sohu.com, a Chinese internet portal company which had previously been a strong performer. Both companies were ultimately sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/22/95)

PIMCO RCM International Growth Equity Fund Class A	24.41%	32.27%	–4.36%	—	4.34%

PIMCO RCM International Growth Equity Fund Class A (adjusted)	17.57%	24.99%	–5.43%	—	3.66%

PIMCO RCM International Growth Equity Fund Class B	23.86%	31.16%	–5.08%	—	3.60%

PIMCO RCM International Growth Equity Fund Class B (adjusted)	18.86%	26.16%	–5.37%	—	3.60%

PIMCO RCM International Growth Equity Fund Class C (adjusted)	21.57%	28.79%	–5.09%	—	3.55%

MSCI EAFE Index	26.70%	39.16%	0.27%	—	—

MSCI All-Country World Free Ex-U.S. Index	27.27%	41.40%	1.54%	—	—

Lipper International Fund Average	23.93%	34.74%	1.29%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. “Adjusted” returns for: Class A shares include the effect of the maximum 5.5% initial sales charge, for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year, and for Class C shares include a 1% CDSC, which may apply in the first year of ownership. Unless otherwise indicated, the actual class is as old as the fund. For classes incepted after the fund, returns prior to the actual class inception are calculated by adjusting the Fund’s oldest class returns to reflect the indicated class’s different operating expenses. The inception dates for the actual share classes are as follows: Class A, B and C shares for PIMCO NACM Pacific Rim—7/02, and for PIMCO RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity—2/02. The oldest share class for the funds listed above is Institutional, except for RCM Biotechnology and RCM Global Healthcare whose oldest share class is D. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

12    PIMCO Funds Semi-Annual Report  |  12.31.03

Schedule of Investments

NACM Global Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.1%
Barbados 1.0%
Nabors Industries Ltd. (a)	700	$29

Bermuda 2.0%
Tyco International Ltd.	2,150	57

Brazil 0.7%
Petroleo Brasileiro S.A. SP - ADR	800	21

Canada 2.8%
Cott Corp. (a)	1,100	31
EnCana Corp.	700	28
Nortel Networks Corp. (a)	4,900	21

		80

France 3.7%
Bouygues S.A. (a)	622	22
JC Decaux S.A. (a)	1,000	16
Lagardere S.C.A. (a)	200	12
Moet Hennessy Louis Vuitton S.A.	541	39
TotalFinaElf S.A. (a)	100	19

		108

Germany 4.3%
Deutsche Bank AG (a)	277	23
Deutsche Boerse AG (a)	362	20
Epcos AG (a)	941	21
Hypo Real Estate Holdings AG (a)	833	21
ProSiebenSat Media AG (a)	686	11
Siemens AG (a)	347	28

		124

Guernsey, C.I. 1.1%
Amdocs Ltd. (a)	1,400	31

Hong Kong 1.8%
Henderson Land Development Co., Ltd.	3,000	13
Sino Land Co., Ltd.	40,400	23
Sun Hung Kai Properties Ltd.	2,000	17

		53

Israel 0.8%
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	400	23

Japan 5.9%
Bank of Yokohama Ltd. (a)	3,000	14
Casio Computer Co. (a)	2,000	21
Dentsu, Inc. (a)	3	15
Mitsubishi Tokyo Financial Group, Inc. (a)	4	31
Nitto Denko Corp.	300	16
Sekisui House, Ltd.	1,000	10
Tokyo Broadcasting System, Inc.	1,600	25
Tokyu Corp. (a)	3,000	15
Yamada Denki Co. (a)	700	24

		171

Malaysia 0.6%
CSFB Equity Linked Participation Notes (Hyundai Securities Co.) (a)(c)	1,910	9
UBS Call Warrant (Public Bank Bhd.) (a)(b)(d)	11,500	9

		18

Mexico 1.8%
America Movil S.A. de CV SP - ADR	600	16
Grupo Financiero BBVA Bancomer, S.A. de CV ‘B’ (a)	24,600	21
Wal-Mart de Mexico S.A. de C.V. ‘V’ (a)	4,900	14

		51

Netherlands 2.0%
ING Group NV	1,677	39
Philips Elecontronics NV (a)	668	20

		59

South Korea 1.4%
LG Electronics, Inc. (a)	530	$26
Samsung Electronics Co., Ltd. (a)	40	15

		41

Switzerland 3.6%
Actelion Ltd. (a)	100	11
Adecco S.A. (a)	370	24
CIBA Specialty Chemicals AG (a)	183	14
Swatch Group AG (a)	948	23
UBS AG (a)	472	32

		104

Taiwan 1.5%
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(c)	34,000	15
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(e)	15,000	15
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(f)	8,000	13

		43

United Kingdom 3.8%
British Sky Broadcasting Group PLC (a)	1,800	23
HSBC Holdings PLC	3,200	51
Man Group PLC	600	16
Xstrata PLC	1,879	21

		111

United States 58.3%
3Com Corp. (a)	3,100	25
Affiliated Managers Group, Inc. (a)	400	28
American Express Co.	1,000	48
Amgen, Inc. (a)	400	25
Anadarko Petroleum Corp.	400	20
Apache Corp.	400	32
Applied Materials, Inc. (a)	700	16
Autoliv, Inc. (a)	600	23
Barr Laboratories, Inc. (a)	400	31
CIGNA Corp.	500	29
Cisco Systems, Inc. (a)	1,700	41
Citigroup, Inc.	1,000	49
Coca-Cola Co.	600	30
ConocoPhillips	600	39
Cox Communications, Inc. ‘A’ (a)	800	28
Dell, Inc. (a)	400	14
E*Trade Group, Inc. (a)	1,300	16
Electronic Arts, Inc. (a)	400	19
Energizer Holdings, Inc. (a)	800	30
EOG Resources, Inc.	600	28
Fairchild Semiconductor International, Inc. ‘A’ (a)	500	12
Flextronics International Ltd. (a)	2,200	33
GATX Corp.	1,700	48
GTECH Holdings Corp.	700	35
Halliburton Co.	1,100	29
Ingersoll-Rand Co. ‘A’	800	54
Intel Corp.	800	26
International Steel Group, Inc. (a)	400	16
Manpower, Inc.	400	19
McDonald’s Corp.	1,100	27
Mellon Financial Corp.	900	29
MGM Grand, Inc. (a)	609	23
Navistar International Corp. (a)	800	38
Nike, Inc. ‘B’	400	27
Paccar, Inc. (a)	300	26
Parker Hannifin Corp.	400	24
PeopleSoft, Inc. (a)	2,400	55
Praxair, Inc.	1,000	38
Procter & Gamble Co.	400	40
Providian Financial Corp. (a)	1,500	17
QUALCOMM, Inc.	300	16
Rockwell Automation, Inc.	1,200	43
Sierra Health Services, Inc. (a)	700	19
Silicon Laboratories, Inc. (a)	400	$17
Smurfit-Stone Container Corp. (a)	1,100	20
Staples, Inc. (a)	1,100	30
Supervalu, Inc.	1,400	40
Symantec Corp. (a)	900	31
Texas Instruments, Inc.	1,000	29
The Goldman Sachs Group, Inc.	300	30
Time Warner, Inc. (a)	2,100	38
UnitedHealth Group, Inc. (a)	600	35
VERITAS Software Corp. (a)	1,000	37
Walt Disney Co.	900	21
Westwood One, Inc. (a)	1,000	34
Williams Cos., Inc.	2,797	27
Yahoo, Inc. (a)	800	36

		1,690

Total Common Stocks (Cost $2,495)		2,814

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.1%
Repurchase Agreement 4.1%
State Street Bank
0.800% due 01/02/2004	$118	118
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $122. Repurchase proceeds are $118.)

Total Short-Term Instruments (Cost $118)		118

Total Investments 101.2% (Cost $2,613)		$2,932
Other Assets and Liabilities (Net) (1.2%)		(36)

Net Assets 100.0%		$2,896

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37, which is 1.28% of net assets.

(c) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(d) The warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until October 11, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(f) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    13

Schedule of Investments

NACM International Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.6%
Brazil 1.2%
Aracruz Celulose S.A. SP - ADR (a)	900	$32
Tele Norte Leste Participacoes S.A. SP - ADR	2,600	40

		72

Canada 3.5%
Alcan, Inc.	600	28
Canadian National Railway Co.	900	57
EnCana Corp.	900	36
Magna International, Inc. ‘A’	700	56
Petro-Canada	300	15
Talisman Energy, Inc.	400	23

		215

China 0.9%
China Telecom Corp.	134,000	55

Denmark 1.3%
A P Moller - Maersk Group ‘B’ (a)	5	36
TDC AS (a)	1,300	47

		83

Finland 1.9%
Nokia Corp. SP - ADR (a)	3,200	54
Stora Enso Oyj (a)	4,900	66

		120

France 8.6%
Alcatel Telecommunications S.A. (a)	3,200	41
Axa (a)	2,400	51
Bouygues S.A. (a)	1,802	63
France Telecom S.A. (a)	2,126	61
L’Oreal S.A. (a)	800	66
Moet Hennessy Louis Vuitton S.A.	600	44
Renault S.A. (a)	300	21
Societe Generale S.A. (a)	400	35
Thomson S.A. (a)	2,712	58
TotalFinaElf S.A. (a)	500	93

		533

Germany 6.9%
BASF AG (a)	900	51
Bayerische Motoren Werke AG (a)	2,025	94
Deutsche Post AG (a)	1,700	35
Metro AG (a)	700	31
SAP AG (a)	400	67
Siemens AG (a)	800	64
ThyssenKrupp AG (a)	3,100	61
T-Online International AG (a)	2,000	26

		429

Hong Kong 2.4%
Cathay Pacific Airways Ltd.	18,000	34
CLP Holdings Ltd.	10,500	50
Henderson Land Development Co., Ltd.	15,000	66

		150

Israel 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	600	34

Italy 3.3%
Eni SpA (a)	2,100	40
Mediaset SpA (a)	5,000	59
Sanpaolo IMI SpA (a)	4,336	57
Telecom Italia Mobile SpA (a)	8,700	47

		203

Japan 17.1%
Asahi Glass Co., Ltd.	5,000	41
Asahi Kasei Corp. (a)	10,000	54
Canon, Inc.	1,000	47
Chugai Pharmaceutical Co.	3,000	43
DAI Nippon Printing Co., Ltd.	3,000	42
Dentsu, Inc. (a)	5	25
East Japan Railway Co.	11	52
Fanuc Ltd.	500	$30
Fuji Photo Film Co.	2,000	65
Hoya Corp.	600	55
Ito-Yokado Co.	1,000	31
Kao Corp.	1,000	20
KDDI Corp.	10	57
Kyocera Corp.	900	60
Matsushita Electric Industrial Co., Ltd. (a)	4,000	55
Mitsubishi Estate Co.	4,000	38
Mitsubishi Tokyo Financial Group, Inc. (a)	15	117
Mizuho Financial Group, Inc. (a)	13	39
SMC Corp.	300	37
Sumitomo Corp.	4,000	30
Tokyo Gas Co., Ltd.	8,000	29
Toppan Printing Co., Ltd.	2,000	21
Toyota Motor Corp.	900	30
UFJ Holdings, Inc. (a)	10	48

		1,066

Mexico 0.6%
America Movil S.A. de CV SP - ADR	1,300	36

Netherlands 4.1%
ASML Holding NV (a)	2,500	50
ING Group NV	2,700	63
Koninklijke Philips Electronics NV (a)	1,000	29
Philips Electronics NV (a)	1,700	50
Royal Dutch Petroleum Co.	1,200	63

		255

Norway 0.9%
Telenor ASA (a)	8,334	55

Russia 1.5%
OAO Gazprom SP - ADR	1,000	26
OAO LUKOIL SP - ADR (a)	700	65

		91

Singapore 1.4%
DBS Group Holdings Ltd.	7,000	61
Keppel Corp.	7,000	25

		86

South Korea 3.8%
Kookmin Bank AP	1,000	37
LG Electronics, Inc. (a)	1,170	58
POSCO Co. (a)	360	49
Samsung Heavy Industries Co. (a)	8,000	44
SK Telecom Co., Ltd. (a)	300	50

		238

Spain 0.8%
Repsol YPF S.A.	2,600	51

Sweden 1.0%
Skandinaviska Enskilda Banken ‘A’ (a)	4,300	63

Switzerland 7.5%
Adecco S.A. (a)	700	45
Credit Suisse Group (a)	2,200	81
Holcim Ltd. (a)	212	10
Nestle S.A.	200	50
Novartis AG (a)	2,783	126
Roche Holdings AG - Genusschein (a)	948	96
STMicroelectronics NV (a)	1,407	38
STMicroelectronics NV - NY Shares (a)	700	19

		465

Taiwan 2.9%
China Steel Corp. SP - GDR	2,000	33
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(f)	54,000	24
Merrill Lynch Call Warrant (Advanced Semiconductor Engineering Inc.) (a)(c)	42,000	47
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(d)	33,000	33
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(e)	27,388	$45

		182

United Kingdom 20.8%
Barclays PLC	7,306	65
BHP Billiton PLC	14,200	124
BP PLC	7,000	57
British Sky Broadcasting Group PLC (a)	4,300	54
Carnival PLC	700	28
Electrocomponents PLC	7,514	44
GlaxoSmithKline PLC	6,960	159
HSBC Holdings PLC	8,473	133
Imperial Tobacco Group PLC	2,400	47
InterContinental Hotels Group PLC	6,183	59
Man Group PLC	2,600	68
mm02 PLC (a)	71,676	99
Reckitt Benckiser PLC	1,200	27
Royal Bank of Scotland Group PLC	2,600	77
Tesco PLC	8,100	37
The Berkley Group PLC	2,600	41
Vodafone Group PLC	22,023	55
Wimpey (George) PLC	10,600	71
Xstrata PLC	4,489	51

		1,296

United States 0.7%
Precision Drilling Corp. (a)	600	26
Schlumberger Ltd.	300	16

		42

Total Common Stocks (Cost $4,895)		5,820

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.1%
France 0.1%
Axa S.A. 0.000% due 12/21/2004	$15	3

Total Convertible Bonds & Notes (Cost $2)		3

CORPORATE BONDS & NOTES 0.6%
Malaysia 0.6%
Credit Suisse First Boston UMC Ltd. 1.000% due 01/26/2004 (a)	4,400	38

Total Corporate Bonds & Notes (Cost $35)		38

SHORT-TERM INSTRUMENTS 4.3%
Repurchase Agreement 4.3%
State Street Bank
0.800% due 01/02/2004	270	270
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 0.000% due 04/21/2004 valued at $279. Repurchase proceeds are $270.)

Total Short-Term Instruments (Cost $270)		270

Total Investments 98.6% (Cost $5,202)		$6,131
Other Assets and Liabilities (Net) 1.4%		84

Net Assets 100.0%		$6,215

14    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments (Cont.)

NACM International Fund

December 31, 2003 (Unaudited)

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $78, which is 1.26% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of Advanced Semiconductor Engineering Inc. for every warrant held at $0.000001 until October 18, 2004.

(d) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    15

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.7%
Australia 4.7%
Aristocrat Leisure Ltd.	17,100	$22
BHP Billiton Ltd.	29,522	271
Commonwealth Bank of Australia	1,450	32
Foster’s Group Ltd.	55,500	188
Macquarie Infrastructure Group	62,960	161
Qantas Airways Ltd.	4,933	12
Rio Tinto Ltd.	8,723	245
Virgin Blue Holdings Ltd. (a)	150,000	269

		1,200

China 3.6%
BYD Co., Ltd. (a)	87,000	229
China Life Insurance Co. SP – ADR (a)	6,200	204
Weiqiao Textile Co. (a)	376,500	475

		908

Hong Kong 9.1%
Dickson Concepts Ltd.	501,500	410
Henderson Land Development Co., Ltd.	101,000	446
Hutchinson Whampoa Ltd.	54,000	396
Lee & Man Paper Manufacturing Ltd. (a)	365,400	292
Shangri-La Asia Ltd.	317,000	294
Sino Land Co., Ltd.	821,949	469
Tingyi (Cayman Islands) Holding Corp. (a)(b)	22,000	5

		2,312

India 4.1%
Citigroup Call Warrant (Infosys Technologies Ltd.) (a)(b)(c)	2,394	292
Dr. Reddy’s Laboratories Ltd. SP - ADR	8,000	253
ICICI Bank Ltd. SP - ADR	11,200	192
UBS AG Call Warrant (Hindustan Lever Ltd.) (a)(b)(d)	66,272	298

		1,035

Indonesia 4.0%
PT Bank Pan Indonesia Tbk.	4,633,500	157
PT Bank Rakyat Indonesia Tbk. (a)	2,078,500	309
PT Bentoel International Investama Tbk.	3,743,000	40
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	2,661,000	332
PT Telekomunikasi Indonesia Tbk. (a)	232,500	186

		1,024

Japan 36.5%
Aderans Co., Ltd.	200	3
Advantest Corp.	3,500	278
Asahi Glass Co., Ltd.	63,000	517
Bank of Yokohama Ltd. (a)	110,000	511
Bridgestone Corp.	1,000	13
Capcom Co.	18,700	230
Daiwa House Industry Co., Ltd. (a)	2,000	21
Dowa Mining Co., Ltd.	47,000	253
East Japan Railway Co.	39	184
Fanuc Ltd.	5,200	312
Funai Electric Co., Ltd.	1,700	233
Hitachi, Ltd.	38,000	229
Hogy Medical Co., Ltd.	5,200	226
Honda Motor Co. Ltd.	200	9
Hoya Corp.	5,300	487
JAFCO Co., Ltd. (a)	200	16
Kyocera Corp.	5,400	360
Mabuchi Motor Co., Ltd.	1,100	85
Matsui Securities Co. (a)	30,700	700
Matsushita Electric Industrial Co., Ltd. (a)	28,000	387
Millea Holdings, Inc. (a)	2	26
Mitsubishi Motors Corp. (a)	88,000	180
Mitsubishi Tokyo Financial Group, Inc. (a)	86	671
Murata Manufacturing Co. Ltd.	5,600	$303
Nintendo Co., Ltd.	2,500	233
NTT DoCoMo, Inc.	6	14
Olympus Corp.	2,000	43
Sega Corp. (a)	35,000	333
Shinkawa, Ltd.	4,900	103
SMC Corp.	300	37
Sumitomo Trust & Banking Co.	105,000	617
THK Co., Ltd.	12,100	246
Tokai Rika Co., Ltd.	14,000	123
TonenGeneral Sekiyu KK	29,000	240
Toyota Motor Corp.	7,000	236
UFJ Holdings, Inc. (a)	44	211
UMC Japan (a)	267	272
Uni-Charm Corp.	200	10
Yamaichi Electronics Co., Ltd.	600	7
Yamato Transport Co.	1,000	12
Yushin Precision Equipment Co., Ltd.	11,700	285

		9,256

Malaysia 6.1%
AMMB Holdings Bhd.	320,960	262
Astro All Asia Networks PLC (a)	182,700	213
Glomac Bhd.	77,400	56
MK Land Holdings Bhd. (a)	430,800	261
New Straits Times Press (a)	172,900	185
Perusahaan Otomobil Nasional Bhd.	112,000	249
Resorts World Bhd.	56,300	150
Sime Darby Bhd.	124,500	170

		1,546

Philippines 1.7%
Ayala Corp.	2,249,000	211
Ayala Land, Inc.	998,300	110
Manila Electric Co. ‘B’ (a)	210,500	92
Philippine Long Distance Telephone Co. (a)	1,300	23

		436

Singapore 2.5%
City Developments Ltd.	63,000	224
Singapore Exchange Ltd.	267,000	266
Singapore Press Holdings Ltd.	12,200	136

		626

South Korea 7.9%
Hanaro Telecom, Inc. (a)	92,467	253
LG Chemical Ltd. (a)	4,080	188
Neowiz Corp.	5,941	248
Samsung Electronics Co., Ltd.	1,150	237
Samsung Securities Co., Ltd. (a)	10,490	225
Shinhan Financial Group Co., Ltd. (a)	15,550	249
Shinsegae Co., Ltd. (a)	840	204
SK Telecom Co., Ltd. SP - ADR	6,500	121
Ssangyong Motor Co. (a)	31,980	276

		2,001

Taiwan 11.9%
Acer, Inc. SP - GDR	1,425	11
Advanced Semiconductor Engineering, Inc. (a)	269,700	277
Asustek Computer, Inc.	4,000	9
Cathay Financial Holding Co.	157,000	236
Cheng Loong Corp.	701,000	241
Compeq Manufacturing Co., Ltd. (a)	427,000	225
Eva Airways Corp. (a)	716,783	292
Fubon Financial Holding Co., Ltd.	196,000	188
Giant Manufacturing Co.	178,000	216
Largan Precision Co., Ltd.	14,900	145
Nanya Technology Corp. (a)	210	0
Phihong Technology Co.	384,000	224
Phoenix Precision Technology Corp. (a)	336,000	264
Taiwan Styrene Monomer Corp.	259,700	252
United Microelectronics Corp. SP - ADR (a)	42,500	210
Yuanta Core Pacific Securities Co.	381,000	228

		3,018

Thailand 2.6%
Bank of Ayudhya Public Company Ltd.	792,200	$282
Thai Airways International Public Co. (b)	92,000	106
United Securities Public Company Ltd. (a)	381,200	160
United Securities Public Company Ltd. - Foreign (a) (b)	246,700	103

		651

Total Common Stocks (Cost $21,051)		24,013

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank
0.800% due 01/02/2004	$879	879
(Dated 12/31/2003. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $900. Repurchase proceeds are $879.)

Total Short-Term Instruments (Cost $879)		879

Total Investments 98.2% (Cost $21,930)		$24,892
Other Assets and Liabilities (Net) 1.8%		457

Net Assets 100.0%		$25,349

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $804, which is 3.17% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of InfosysTechnologies Ltd. for every warrant held at $0.00001 until January 17, 2007.

(d) The warrants entitle the Fund to purchase 1 share of Hindustan Lever Ltd. for every warrant held at $0.0001 until February 19, 2004.

16    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.9%
Healthcare 96.3%
Abgenix, Inc. (a)	565,000	$7,040
Actelion Ltd. (a)	27,500	2,968
Adolor Corp. (a)	341,000	6,827
Affymetrix, Inc. (a)	117,000	2,879
Alexion Pharmaceuticals, Inc. (a)	245,050	4,171
Amgen, Inc. (a)	521,000	32,198
Amylin Pharmaceuticals, Inc. (a)	168,500	3,744
Angiotech Pharmaceuticals, Inc. (a)	41,000	1,886
AtheroGenics, Inc. (a)	227,100	3,395
Biogen Idec, Inc. (a)	618,950	22,765
Celgene Corp. (a)	85,500	3,849
Cephalon, Inc. (a)	78,000	3,776
CV Therapeutics, Inc. (a)	250,000	3,665
Cytyc Corp. (a)	58,900	825
Genentech, Inc. (a)	285,088	26,676
Genzyme Corp. (a)	251,000	12,384
Gilead Sciences, Inc. (a)	402,000	23,372
Human Genome Sciences, Inc. (a)	125,000	1,656
ICOS Corp. (a)	120,000	4,954
Ilex Oncology, Inc. (a)	174,500	3,708
ImClone Systems, Inc. (a)	217,000	8,606
Indevus Pharmaceuticals, Inc. (a)	300,500	1,770
Inspire Pharmaceuticals, Inc. (a)	292,800	4,146
InterMune, Inc. (a)	169,900	3,935
Invitrogen Corp. (a)	51,000	3,570
Isis Pharmaceuticals, Inc. (a)	325,000	2,112
Medarex, Inc. (a)	270,000	1,682
MedImmune, Inc. (a)	630,400	16,012
MGI Pharma, Inc. (a)	219,000	9,012
Millennium Pharmaceuticals, Inc. (a)	620,000	11,575
Myogen, Inc. (a)	60,200	861
Nabi Biopharmaceuticals (a)	93,000	1,182
Nektar Therapeutics (a)	400,073	5,445
Neurocrine Biosciences, Inc. (a)	117,000	6,381
NPS Pharmaceuticals, Inc. (a)	227,000	6,978
Onyx Pharmaceuticals, Inc. (a)	129,100	3,644
OSI Pharmaceuticals, Inc. (a)	250,000	8,052
Progenics Pharmaceuticals, Inc. (a)	147,000	2,772
Protein Design Labs, Inc. (a)	555,000	9,935
Serono S.A. ‘B’ (a)	5,300	3,780
SuperGen, Inc. (a)	250,000	2,750
Tanox, Inc. (a)	291,700	4,332
Telik, Inc. (a)	163,000	3,751
The Medicines Co. (a)	254,000	7,483
Trimeris, Inc. (a)	75,000	1,574
United Therapeutics Corp. (a)	323,900	7,434
Vicuron Pharmaceuticals, Inc. (a)	300,000	5,595
XOMA Ltd. (a)	275,000	1,815

		318,922

Technology 2.6%
Chiron Corp. (a)	150,000	8,549

Total Common Stocks (Cost $265,870)		327,471

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 0.5%
Repurchase Agreement 0.5%
State Street Bank
0.800% due 01/02/2004	$1,832	$1,832
(Dated 12/31/2003. Collateralized by Freddie Mac 1.250% due 08/27/2004 valued at $1,869. Repurchase proceeds are $1,832.)

Total Short-Term Instruments (Cost $1,832)		1,832

Total Investments 99.4% (Cost $267,702)		$329,303
Other Assets and Liabilities (Net) 0.6%		1,880

Net Assets 100.0%		$331,183

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    17

Schedule of Investments

RCM Global Healthcare Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.5%
Healthcare 93.5%
Abbott Laboratories, Inc.	110,000	$5,126
Abgenix, Inc. (a)	76,900	958
Adolor Corp. (a)	75,000	1,502
AdvancePCS, Inc. (a)	57,200	3,012
Allergan, Inc.	26,100	2,005
Amgen, Inc. (a)	110,000	6,798
Amylin Pharmaceuticals, Inc. (a)	45,100	1,002
Angiotech Pharmaceuticals, Inc. (a)	32,500	1,495
Anthem, Inc. (a)	75,000	5,625
Becton Dickinson & Co.	47,500	1,954
Biogen Idec, Inc. (a)	110,000	4,046
Boston Scientific Corp. (a)	136,200	5,007
Cardinal Health, Inc.	22,500	1,376
Cephalon, Inc. (a)	40,800	1,975
Covance, Inc. (a)	115,000	3,082
Eli Lilly & Co.	105,000	7,385
Forest Laboratories, Inc. (a)	78,900	4,876
Genentech, Inc. (a)	62,000	5,801
Gilead Sciences, Inc. (a)	65,000	3,779
ICOS Corp. (a)	52,200	2,155
Inamed Corp. (a)	34,800	1,672
Inspire Pharmaceuticals, Inc. (a)	117,200	1,660
Kyphon, Inc. (a)	77,900	1,934
Ligand Pharmaceuticals, Inc. ‘B’ (a)	108,400	1,592
MedImmune, Inc. (a)	175,000	4,445
Medtronic, Inc.	139,300	6,771
Merck & Co., Inc.	45,000	2,079
MGI Pharma, Inc. (a)	45,400	1,868
Millennium Pharmaceuticals, Inc. (a)	232,100	4,333
Mylan Laboratories, Inc.	94,000	2,374
Nektar Therapeutics (a)	150,400	2,047
Neurocrine Biosciences, Inc. (a)	17,800	971
OSI Pharmaceuticals, Inc. (a)	104,400	3,363
PacifiCare Health Systems, Inc. (a)	49,900	3,373
Pfizer, Inc.	400,060	14,134
Protein Design Labs, Inc. (a)	119,700	2,143
Roche Holdings AG - Genusschein (a)	43,000	4,337
SICOR, Inc. (a)	29,550	804
St. Jude Medical, Inc. (a)	88,500	5,429
Stryker Corp.	70,000	5,951
Telik, Inc. (a)	33,750	777
Teva Pharmaceutical Industries Ltd. SP - ADR	32,500	1,843
Therasense, Inc. (a)	69,800	1,417
United Therapeutics Corp. (a)	95,200	2,185
UnitedHealth Group, Inc. (a)	90,300	5,254
Varian Medical Systems, Inc. (a)	28,200	1,949
VCA Antech, Inc. (a)	91,000	2,819
Watson Pharmaceuticals, Inc. (a)	43,000	1,978
WellPoint Health Networks, Inc. (a)	41,500	4,025
Wilson Greatbatch Technologies, Inc. (a)	46,100	1,949
Wright Medical Group, Inc. (a)	98,000	2,983
Wyeth	250,000	10,613

Total Common Stocks (Cost $155,368)		178,031

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 1.6%
Repurchase Agreement 1.6%
State Street Bank
0.800% due 01/02/2004	$3,020	$3,020
(Dated 12/31/2003. Collateralized by Fannie Mae 2.430% due 11/17/2005 valued at $3,085. Repurchase proceeds are $3,020.)

Total Short-Term Instruments (Cost $3,020)		3,020

Total Investments 95.1% (Cost $158,388)		$181,051
Other Assets and Liabilities (Net) 4.9%		9,239

Net Assets 100.0%		$190,290

Notes to Schedule of Investments:

(a) Non-income producing security.

18    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.4%
Australia 1.0%
Macquarie Communications Infrastructure Group	145,000	$331
Virgin Blue Holdings Ltd. (a)	23,600	42

		373

Belgium 0.4%
Telindus Group NV (a)	17,500	174

Brazil 0.8%
Telesp Celular Particapacoes S.A. SP - ADR (a)	50,000	329

Canada 1.3%
Imax Corp. (a)	9,000	71
Ultra Petroleum Corp. (a)	17,500	431

		502

China 0.8%
Weiqiao Textile Co. (a)	253,500	320

Denmark 0.5%
Jyske Bank (a)	4,000	211

Finland 1.2%
TietoEnator Oyj (a)	17,500	479

France 3.6%
Atos Origin S.A. (a)	4,000	256
Financiere Marc de Lacharriere S.A.	4,500	165
Flamel Technologies S.A. SP - ADR (a)	7,000	188
GFI Informatique (a)	20,000	177
Havas S.A.	26,000	150
Pierre & Vacances (a)	4,800	484

		1,420

Germany 3.9%
Freenet.de AG (a)	2,800	200
Grenke Leasing AG (a)	10,000	221
Heidelberger Druckmaschinen AG (a)	6,000	233
SAP Systems Integration AG (a)	12,500	239
Software AG (a)	15,000	308
Technotrans AG (a)	22,500	331

		1,532

Hong Kong 4.5%
ASM Pacific Technology Ltd.	74,500	325
Brilliance China Automotive Holdings Ltd.	640,000	352
China Resources Power Holdings Co. (a)	896,000	415
Hysan Development Co.	250,000	386
Skyworth Digital Holdings Ltd.	1,250,000	312

		1,790

Indonesia 1.9%
PT Bank Rakyat Indonesia Tbk. (a)	2,882,000	428
PT Indocement Tunggal Prakarsa Tbk. (a)	1,230,000	310

		738

Ireland 0.5%
Icon PLC SP - ADR (a)	4,550	198

Israel 0.6%
Radware Ltd. (a)	8,800	240

Italy 2.7%
Caltagirone Editore SpA	45,000	390
Cassa di Risparmio di Firenze (a)	200,000	358
Davide Campari Milano SpA (a)	6,500	316

		1,064

Japan 17.5%
Arrk Corp. (a)	5,200	336
Chugoku Marine Paints Ltd. (a)	51,000	313
CKD Corp.	95,000	566
Daifuku Co. (a)	70,000	313
Fuji Machine Manufacturing Co.	27,500	$349
GOLDCREST Co. (a)	8,800	419
Japan Securities Finance Co. (a)	65,000	341
Makino Milling Machine Co. (a)	66,000	335
Mitsui Mining & Smelting Co. (a)	65,000	270
Moshi Moshi Hotline, Inc.	6,000	450
Nippon System Development Co. (a)	20,200	362
Okinawa Cellular Telephone Co.	60	372
Ricoh Leasing Co.	22,400	454
Round One Corp.	160	370
Ryohin Keikaku Co., Ltd.	12,600	426
Sakata Inx Corp.	70,000	220
Sumitomo Titanium Corp. (a)	20,050	289
Towa Corp. (a)	41,500	335
Union Tool Co.	12,500	412

		6,932

Malaysia 1.4%
O.Y.L. Industries Bhd.	25,600	246
Protasco Bhd. (a)	525,000	304

		550

Mexico 0.8%
Consorcio ARA, S.A. de C.V. (a)	120,000	298

Netherlands 2.7%
Brunel International NV (a)	35,000	216
Exact Holdings NV (a)	8,000	222
Stork NV (a)	12,500	248
Vedior NV - CVA (a)	25,000	391

		1,077

Philippines 1.1%
Philippine Long Distance Telephone Co. SP - ADR (a)	25,275	440

Spain 1.4%
Banco Pastor S.A.	9,000	276
Baron de Ley (a)	6,000	288

		564

Sweden 0.5%
Getinge AB (a)	19,200	184

Switzerland 0.5%
SEZ Holding AG (a)	6,000	206

Taiwan 1.5%
Nanya Technology Corp. SP - GDR (a)	40,900	276
Siliconware Precision Industries Co. (a)	75,000	77
Siliconware Precision Industries Co. SP - ADR (a)	45,075	232

		585

Thailand 1.8%
Lalin Property Public Co. (a)	1,226,500	341
TISCO Finance Public Co. (a)	415,700	383

		724

United Kingdom 3.4%
Aegis Group PLC	200,000	354
Bookham Technology PLC (a)	60,000	132
ICAP PLC	7,500	209
Informa Group PLC	35,000	201
Luminar PLC	30,000	219
Xansa PLC	150,000	228

		1,343

United States 34.1%
Affiliated Managers Group, Inc. (a)	5,000	348
Alliance Data Systems Corp. (a)	8,000	221
aQuantive, Inc. (a)	25,000	256
Avocent Corp. (a)	5,000	183
California Micro Devices Corp. (a)	17,500	160
Career Education Corp. (a)	5,000	200
Cooper Cos., Inc.	4,500	212
Cost Plus, Inc. (a)	2,600	107
Cray, Inc. (a)	25,000	248
Dot Hill Systems Corp. (a)	15,000	227
Evergreen Resources, Inc. (a)	6,000	$195
Extreme Networks, Inc. (a)	17,500	126
General Communication, Inc. ‘A’ (a)	35,000	304
Gen-Probe, Inc. (a)	8,000	292
GrafTech International Ltd. (a)	15,000	203
Grey Wolf, Inc. (a)	80,000	299
Inamed Corp. (a)	4,000	192
Investment Technology Group, Inc. (a)	17,500	283
Jarden Corp. (a)	10,000	273
Jones Lang LaSalle, Inc. (a)	7,000	145
Kellwood Co.	5,500	226
Key Energy Group, Inc. (a)	17,500	180
Kindred Healthcare, Inc. (a)	5,000	260
K-V Pharmaceutical Co. ‘A’ (a)	11,000	281
ManTech International Corp. ‘A’ (a)	11,000	274
Marvel Enterprises, Inc. (a)	13,000	378
Metal Management, Inc. (a)	12,500	462
MicroStrategy, Inc. ‘A’ (a)	3,500	184
Molina Healthcare, Inc. (a)	8,000	202
Nelnet, Inc. ‘A’ (a)	15,000	336
New Focus, Inc. (a)	28,000	141
Novell, Inc. (a)	24,000	252
NPS Pharmaceuticals, Inc. (a)	5,500	169
NVE Corp. (a)	3,500	180
ON Semiconductor Corp. (a)	45,000	290
OSI Pharmaceuticals, Inc. (a)	6,000	193
Red Hat, Inc. (a)	20,000	375
Redwood Trust, Inc.	4,500	229
Regis Corp.	8,000	316
Renal Care Group, Inc. (a)	5,500	227
Schnitzer Steel Industries, Inc. ‘A’	4,500	272
Select Comfort Corp. (a)	10,000	248
Sohu.com, Inc. (a)	9,200	276
Sonic Corp. (a)	7,500	230
Superconductor Technologies, Inc. (a)	12,500	70
The Cheesecake Factory, Inc. (a)	9,000	396
Trex Co., Inc. (a)	6,000	228
United Natural Foods, Inc. (a)	8,000	287
United PanAm Financial Corp. (a)	15,000	251
UNOVA, Inc. (a)	13,000	298
VCA Antech, Inc. (a)	17,500	542
Westcorp, Inc.	7,000	256
Wilson Greatbatch Technologies, Inc. (a)	6,000	254
Wintrust Financial Corp.	5,000	226

		13,463

Total Common Stocks (Cost $29,644)		35,736

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.7%
Repurchase Agreement 7.7%
State Street Bank
0.800% due 01/02/2004	$3,026	3,026
(Dated 12/31/2003. Collateralized by Freddie Mac 1.250% due 08/27/2004 valued at $3,091. Repurchase proceeds are $3,026.)

Total Short-Term Instruments (Cost $3,026)		3,026

Total Investments 98.1% (Cost $32,670)		$38,762
Other Assets and Liabilities (Net) 1.9%		752

Net Assets 100.0%		$39,514

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    19

Schedule of Investments

RCM Global Technology Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.8%
Capital Goods 1.9%
Silicon Laboratories, Inc. (a)	146,240	$6,320
Tyco International Ltd.	99,450	2,635

		8,955

Communications 3.5%
Alcatel Alsthom SP - ADR (a)	356,210	4,577
Amdocs Ltd. (a)	293,300	6,593
Nokia Oyj SP - ADR (a)	294,450	5,006

		16,176

Consumer Discretionary 0.6%
Canon, Inc.	56,640	2,637

Consumer Services 3.7%
eBay, Inc. (a)	218,490	14,112
NetFlix, Inc. (a)	54,750	2,994

		17,106

Financial & Business Services 3.5%
Ameritrade Holding Corp. (a)	151,660	2,134
Doubleclick, Inc. (a)	763,170	7,800
Merrill Lynch Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a) (b)	4,000,200	3,426
Merrill Lynch Call Warrant (United Microelectronics Corp.) (a)(c)	1,608,000	3,237

		16,597

Technology 82.6%
Agilent Technologies, Inc. (a)	280,530	8,203
Amkor Technology, Inc. (a)	151,330	2,756
aQuantive, Inc. (a)	238,220	2,442
ASML Holding NV (a)	168,170	3,372
AU Optronics Corp. SP - ADR	279,100	3,327
Autodesk, Inc.	76,180	1,872
Cisco Systems, Inc. (a)	734,780	17,848
Citrix Systems, Inc. (a)	209,900	4,452
Cognizant Technology Solutions Corp. ‘A’ (a)	143,730	6,560
Computer Associates International, Inc.	146,710	4,011
Comverse Technology, Inc. (a)	833,020	14,653
Cypress Semiconductor Corp. (a)	326,510	6,974
Dell, Inc. (a)	133,110	4,520
Electronics for Imaging, Inc. (a)	91,680	2,386
Fairchild Semiconductor International, Inc. ‘A’ (a)	233,870	5,840
Foundry Networks, Inc. (a)	170,960	4,677
Hewlett-Packard Co.	250,540	5,755
Intel Corp.	113,520	3,655
Juniper Networks, Inc. (a)	25,500	476
Lexar Media, Inc. (a)	318,030	5,543
Marvell Technology Group Ltd. (a)	133,080	5,048
Mercury Interactive Corp. (a)	237,520	11,553
MicroStrategy, Inc. ‘A’ (a)	147,480	7,740
Motorola, Inc.	302,600	4,258
National Semiconductor Corp. (a)	366,550	14,446
NCR Corp. (a)	252,510	9,797
Network Appliance, Inc. (a)	417,260	8,566
Network Associates, Inc. (a)	474,620	7,138
Novell, Inc. (a)	795,300	8,367
Oracle Corp. (a)	429,390	5,668
Photon Dynamics, Inc. (a)	51,540	2,074
PMC-Sierra, Inc. (a)	148,540	2,993
Power Integrations, Inc. (a)	123,990	4,149
Red Hat, Inc. (a)	1,152,800	21,638
Retek, Inc. (a)	772,650	7,170
Samsung Electronics Co., Ltd. SP - GDR (a)	72,130	13,560
SAP AG SP - ADR (a)	278,840	11,589
Seagate Technology, Inc. (a)	193,220	3,652
Sharp Corp.	105,000	1,657
Siebel Systems, Inc. (a)	791,550	10,979
SINA Corp. (a)	386,280	$13,037
Softbank Corp. (a)	205,800	6,299
Sohu.com, Inc. (a)	505,930	15,183
Sycamore Networks, Inc. (a)	749,600	3,928
Symantec Corp. (a)	220,400	7,637
Trend Micro Inc. (a)	182,500	4,896
UTStarcom, Inc. (a)	357,170	13,240
VeriSign, Inc. (a)	417,340	6,803
VERITAS Software Corp. (a)	324,000	12,040
Western Digital Corp. (a)	408,380	4,815
Yahoo Japan Corp. (a)	514	6,906
Yahoo, Inc. (a)	422,600	19,089

		385,237

Total Common Stocks (Cost $328,607)		446,708

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.2%
Repurchase Agreement 3.2%
State Street Bank
0.800% due 01/02/2004	$14,710	14,710
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 3.375% due 11/15/2004 valued at $15,005. Repurchase proceeds are $14,711.)

Total Short-Term Instruments (Cost $14,710)		14,710

Total Investments 99.0% (Cost $343,317)		$461,418
Other Assets and Liabilities (Net) 1.0%		4,716

Net Assets 100.0%		$466,134

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.000001 until January 17, 2006.

(c) The warrants entitle the Fund to purchase 1 share of United Microelectronics Corp. for every warrant held at $0.000001 until August 22, 2006.

20    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.4%
Australia 1.9%
Amcor Ltd.	85,000	$529
The News Corp. Ltd.	125,000	1,129

		1,658

Brazil 2.4%
Petroleo Brasileiro S.A. SP - ADR	38,625	1,129
Uniao de Bancos Brasileiros S.A. SP - GDR	37,500	936

		2,065

Canada 3.8%
EnCana Corp.	29,475	1,163
Shoppers Drug Mart Corp. (b) (c)	33,075	767
Shoppers Drug Mart Corp. (a)	17,500	406
Suncor Energy, Inc.	40,000	1,006

		3,342

China 0.5%
SINA Corp. (a)	12,500	422

Finland 1.2%
Nokia Corp. (a)	62,375	1,079

France 12.1%
Accor S.A. (a)	10,025	454
Alcatel Alsthom SP - ADR (a)	105,000	1,349
Axa S.A. (a)	65,000	1,391
BNP Paribas S.A. (a)	15,000	945
Credit Agricole S.A. (a)	37,500	895
France Telecom S.A. (a)	25,550	730
L’Oreal S.A. (a)	5,000	410
Pernod Richard S.A. (a)	5,500	612
Sanofi-Synthelabo S.A. (a)	7,000	527
Schneider Electric S.A. (a)	15,000	982
TotalFinaElf S.A. (a)	10,000	1,859
Vinci	5,000	414

		10,568

Germany 10.0%
Altana AG (a)	15,000	902
Deutsche Bank AG (a)	11,500	953
Porsche AG (a)	2,700	1,602
Puma AG Rudolf Dassler Sport (a)	7,525	1,329
SAP AG (a)	8,000	1,344
SAP AG SP - ADR (a)	7,250	301
Siemens AG (a)	16,975	1,360
T-Online International AG (a)	70,000	910

		8,701

Greece 0.5%
Greek Organization of Football Prognostics	30,000	434

Hong Kong 3.4%
BOC Hong Kong Holdings Ltd.	300,000	564
CNOOC Ltd.	617,000	1,212
Hong Kong Exchange & Clearing Ltd.	390,000	844
Li & Fung Ltd.	208,000	356

		2,976

India 1.0%
State Bank of India Ltd. SP - GDR	25,500	851

Israel 0.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	10,500	596

Italy 2.2%
Eni SpAa	80,000	1,510
Telecom Italia SpA (a)	154,225	457

		1,967

Japan 19.4%
Bridgestone Corp.	70,000	941
Credit Saison Co., Ltd. (a)	42,500	960
Daiwa House Industry Co., Ltd. (a)	65,000	$692
KDDI Corp.	250	1,432
Kurita Water Industries Ltd.	54,000	652
Mitsui & Co., Ltd.	241,000	1,941
Murata Manufacturing Co., Ltd.	13,500	729
Nidec Corp.	10,000	955
Nippon Unipac Holding Group	150	774
Nomura Holdings, Inc.	60,000	1,022
Omron Corp.	45,000	913
Orix Corp. (a)	11,000	909
SMC Corp.	8,000	996
Tokyo Broadcasting System, Inc.	65,000	1,035
Toppan Printing Co., Ltd.	85,000	884
Tostem Inax Holding Corp.	45,000	869
UFJ Holdings, Inc. (a)	250	1,201

		16,905

Netherlands 1.7%
ING Group NV	65,000	1,516

Singapore 1.0%
DBS Group Holdings Ltd.	105,000	909

South Korea 4.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. SP - GDR (a)	40,000	1,014
Hyundai Mobis (a)	12,500	673
Samsung Electronics Co., Ltd. (a)	5,520	2,089

		3,776

Spain 3.0%
Banco Santander Central Hispano S.A.	119,225	1,412
Telefonica S.A.	80,000	1,175

		2,587

Switzerland 8.5%
Adecco S.A. (a)	15,000	964
Credit Suisse Group (a)	54,950	2,011
Novartis AG (a)	17,800	808
Roche Holdings AG – Genusschein (a)	12,500	1,261
Synthes-Stratec, Inc. (a)	1,000	990
UBS AG (a)	20,000	1,370

		7,404

Taiwan 1.6%
Compal Electronics, Inc.	454,750	623
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	75,000	768

		1,391

United Kingdom 20.2%
AstraZeneca PLC	18,825	903
BHP Billiton PLC	125,000	1,092
British Sky Broadcasting Group PLC (a)	105,000	1,321
Centrica PLC	125,000	472
Compass Group PLC	150,000	1,020
Diageo PLC	70,000	921
GlaxoSmithKline PLC	85,000	1,948
Man Group PLC	42,500	1,112
Rank Group PLC	171,450	857
Reckitt Benckiser PLC	65,289	1,477
Rio Tinto PLC	42,500	1,174
Royal Bank of Scotland Group PLC	60,000	1,768
Shell Transport & Trading Co., PLC	60,000	446
Smith & Nephew PLC	125,000	1,050
Vodafone Group PLC	830,625	2,059

		17,620

Total Common Stocks (Cost $68,561)		86,767

		Value (000s)

Total Investments 99.4% (Cost $68,561)		$86,767
Other Assets and Liabilities (Net) 0.6%		481

Net Assets 100.0%		$87,248

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $767 which is 0.88% of net assets.

(c) Securities purchased under Rule144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified Institutional investors.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

NACM Global Fund
Class A
12/31/2003 +	$11.71	$(0.05	)(a)	$2.65	(a)

07/19/2002 - 06/30/2003	10.00	(0.06	)(a)	1.80	(a)

Class B
12/31/2003 +	11.64	(0.10	)(a)	2.63	(a)

07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.79	(a)

Class C
12/31/2003 +	11.66	(0.10	)(a)	2.63	(a)

07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.78	(a)

NACM International Fund
Class A
12/31/2003 +	$10.29	$(0.03	)(a)	$1.91	(a)

07/19/2002 - 06/30/2003	10.00	0.05	(a)	0.38	(a)

Class B
12/31/2003 +	10.21	(0.07	)(a)	1.91	(a)

07/19/2002 - 06/30/2003	10.00	0.02	(a)	0.31	(a)

Class C
12/31/2003 +	10.19	(0.07	)(a)	1.89	(a)
07/19/2002 - 06/30/2003	10.00	0.11	(a)	0.25	(a)

NACM Pacific Rim Fund
Class A
12/31/2003 +	$6.28	$(0.01	)(a)	$2.20	(a)

07/31/2002 - 06/30/2003	6.86	0.02	(a)	(0.60	)(a)

Class B
12/31/2003 +	6.26	(0.04	)(a)	2.20	(a)

07/31/2002 - 06/30/2003	6.86	0.00	(a)	(0.60	)(a)

Class C
12/31/2003 +	6.23	(0.04	)(a)	2.18	(a)

07/31/2002 - 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)

RCM Biotechnology Fund
Class A
12/31/2003 +	$21.24	$(0.18	)(a)	$1.98	(a)

06/30/2003	15.97	(0.26	)(a)	5.53	(a)

02/05/2002 - 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)

Class B
12/31/2003 +	21.02	(0.26	)(a)	1.94	(a)

06/30/2003	15.92	(0.38	)(a)	5.48	(a)

02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)

Class C
12/31/2003 +	21.02	(0.26	)(a)	1.95	(a)

06/30/2003	15.92	(0.39	)(a)	5.49	(a)

02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)

RCM Global Healthcare Fund
Class A
12/31/2003 +	$18.64	$(0.10	)(a)	$0.88	(a)

06/30/2003	16.24	(0.14	)(a)	2.54	(a)

02/05/2002 - 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)

Class B
12/31/2003 +	18.43	(0.17	)(a)	0.87	(a)

06/30/2003	16.19	(0.26	)(a)	2.50	(a)

02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)

Class C
12/31/2003 +	18.44	(0.17	)(a)	0.87	(a)

06/30/2003	16.20	(0.26	)(a)	2.50	(a)

02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(c)	Ratio of expenses to average net assets excluding interest expense is 2.35%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.43%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

NACM Global Fund
Class A
12/31/2003 +	$2.60	$0.00	$(0.95)	$(0.95)	$13.36

07/19/2002 - 06/30/2003	1.74	(0.03)	0.00	(0.03)	11.71

Class B
12/31/2003 +	2.53	0.00	(0.95)	(0.95)	13.22

07/19/2002 - 06/30/2003	1.67	(0.03)	0.00	(0.03)	11.64

Class C
12/31/2003 +	2.53	0.00	(0.95)	(0.95)	13.24

07/19/2002 - 06/30/2003	1.66	0.00	0.00	0.00	11.66

NACM International Fund
Class A
12/31/2003 +	$1.88	$(0.04)	$0.00	$(0.04)	$12.13

07/19/2002 - 06/30/2003	0.43	(0.14)	0.00	(0.14)	10.29

Class B
12/31/2003 +	1.84	(0.01)	0.00	(0.01)	12.04

07/19/2002 - 06/30/2003	0.33	(0.12)	0.00	(0.12)	10.21

Class C
12/31/2003 +	1.82	0.00	0.00	0.00	12.01

07/19/2002 - 06/30/2003	0.36	(0.17)	0.00	(0.17)	10.19

NACM Pacific Rim Fund
Class A
12/31/2003 +	$2.19	$0.00	$0.00	$0.00	$8.47

07/31/2002 - 06/30/2003	(0.58)	0.00	0.00	0.00	6.28

Class B
12/31/2003 +	2.16	0.00	0.00	0.00	8.42

07/31/2002 - 06/30/2003	(0.60)	0.00	0.00	0.00	6.26

Class C
12/31/2003 +	2.14	0.00	0.00	0.00	8.37

07/31/2002 - 06/30/2003	(0.63)	0.00	0.00	0.00	6.23

RCM Biotechnology Fund
Class A
12/31/2003 +	$1.80	$0.00	$0.00	$0.00	$23.04

06/30/2003	5.27	0.00	0.00	0.00	21.24

02/05/2002 - 06/30/2002	(7.50)	0.00	0.00	0.00	15.97

Class B
12/31/2003 +	1.68	0.00	0.00	0.00	22.70

06/30/2003	5.10	0.00	0.00	0.00	21.02

02/05/2002 - 06/30/2002	(7.55)	0.00	0.00	0.00	15.92

Class C
12/31/2003 +	1.69	0.00	0.00	0.00	22.71

06/30/2003	5.10	0.00	0.00	0.00	21.02

02/05/2002 - 06/30/2002	(7.55)	0.00	0.00	0.00	15.92

RCM Global Healthcare Fund
Class A
12/31/2003 +	$0.78	$0.00	$0.00	$0.00	$19.42

06/30/2003	2.40	0.00	0.00	0.00	18.64

02/05/2002 - 06/30/2002	(2.93)	0.00	0.00	0.00	16.24

Class B
12/31/2003 +	0.70	0.00	0.00	0.00	19.13

06/30/2003	2.24	0.00	0.00	0.00	18.43

02/05/2002 - 06/30/2002	(2.98)	0.00	0.00	0.00	16.19

Class C
12/31/2003 +	0.70	0.00	0.00	0.00	19.14

06/30/2003	2.24	0.00	0.00	0.00	18.44

02/05/2002 - 06/30/2002	(2.97)	0.00	0.00	0.00	16.20

	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NACM Global Fund
Class A
12/31/2003 +	22.50%	$274	1.55	%*	(0.79	)%*	126%

07/19/2002 - 06/30/2003	17.48	61	1.55	(o)*	(0.56	)*	260

Class B
12/31/2003 +	22.03	567	2.30	*	(1.49	)*	126

07/19/2002 - 06/30/2003	16.69	40	2.30	(p)*	(1.18	)*	260

Class C
12/31/2003 +	21.99	620	2.30	%*	(1.52	)*	126

07/19/2002 - 06/30/2003	16.61	79	2.30	(k)*	(1.15	)*	260

NACM International Fund
Class A
12/31/2003 +	18.27%	$998	1.65	%*	(0.57	)%*	89%

07/19/2002 - 06/30/2003	4.40	48	1.65	(l)*	0.50	*	157

Class B
12/31/2003 +	18.00	468	2.40	*	(1.27	)*	89

07/19/2002 - 06/30/2003	3.43	118	2.40	(m)*	0.22	*	157

Class C
12/31/2003 +	17.86	1,050	2.40	*	(1.19	)*	89

07/19/2002 - 06/30/2003	3.75	719	2.40	(d)*	1.20	*	157

NACM Pacific Rim Fund
Class A
12/31/2003 +	34.87%	$8,061	1.90	%(i)*	(0.24	)%*	52%

07/31/2002 - 06/30/2003	(8.45)	168	1.89	(g)*	0.29	*	264

Class B
12/31/2003 +	34.50	2,244	2.65	(j)*	(1.13	)*	52

07/31/2002 - 06/30/2003	(8.75)	79	2.64	(h)*	(0.08	)*	264

Class C
12/31/2003 +	34.35	7,147	2.63	(j)*	(1.07	)*	52

07/31/2002 - 06/30/2003	(9.18)	141	2.64	(h)*	(1.03	)*	264

RCM Biotechnology Fund
Class A
12/31/2003 +	8.43%	$8,773	1.61	%(e)*	(1.59	)%*	65%

06/30/2003	33.00	4,616	1.61	(e)	(1.45)		145

02/05/2002 - 06/30/2002	(31.96)	484	1.60	*	(1.42	)*	76

Class B
12/31/2003 +	7.99	4,903	2.36	(f)*	(2.34	)*	65

06/30/2003	32.04	1,949	2.36	(f)	(2.20)		145

02/05/2002 - 06/30/2002	(32.17)	328	2.35	*	(2.13	)*	76

Class C
12/31/2003 +	8.04	5,681	2.36	(f)*	(2.34	)*	65

06/30/2003	32.04	3,935	2.36	(f)	(2.19)		145

02/05/2002 - 06/30/2002	(32.17)	448	2.35	*	(2.13	)*	76

RCM Global Healthcare Fund
Class A
12/31/2003 +	4.18%	$7,365	1.61	%(b)*	(1.11	)%*	103%

06/30/2003	14.78	4,892	1.60		(0.89)		151

02/05/2002 - 06/30/2002	(15.28)	730	1.60	*	(1.06	)*	145

Class B
12/31/2003 +	3.80	5,994	2.36	(c)*	(1.87	)*	103

06/30/2003	13.84	3,684	2.35		(1.65)		151

02/05/2002 - 06/30/2002	(15.54)	849	2.35	*	(1.75	)*	145

Class C
12/31/2003 +	3.80	6,287	2.36	(c)*	(1.87	)*	103

06/30/2003	13.83	3,051	2.35		(1.66)		151

02/05/2002 - 06/30/2002	(15.49)	922	2.35	*	(1.78	)*	145

(g)	Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(h)	Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(i)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(j)	Ratio of expenses to average net assets excluding tax expense is 2.60%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.02%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.19%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments

RCM Global Small-Cap Fund
Class A
12/31/2003 +	$13.55	$(0.10	)(a)	$4.53	(a)

06/30/2003	13.24	(0.09	)(a)	0.40	(a)

02/05/2002 - 06/30/2002	13.10	(0.03	)(a)	0.17	(a)

Class B
12/31/2003 +	13.45	(0.16	)(a)	4.50	(a)

06/30/2003	13.20	(0.17	)(a)	0.42	(a)

02/05/2002 - 06/30/2002	13.10	(0.06	)(a)	0.16	(a)

Class C
12/31/2003 +	13.44	(0.16	)(a)	4.50	(a)

06/30/2003	13.19	(0.17	)(a)	0.42	(a)

02/05/2002 - 06/30/2002	13.10	(0.07	)(a)	0.16	(a)

RCM Global Technology Fund
Class A
12/31/2003 +	$24.49	$(0.24	)(a)	$6.34	(a)

06/30/2003	20.66	(0.26	)(a)	4.09	(a)

02/05/2002 - 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)

Class B
12/31/2003 +	24.22	(0.35	)(a)	6.27	(a)

06/30/2003	20.59	(0.41	)(a)	4.04	(a)

02/05/2002 - 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)

Class C
12/31/2003 +	24.20	(0.35	)(a)	6.27	(a)

06/30/2003	20.60	(0.41	)(a)	4.01	(a)

02/05/2002 - 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)

RCM International Growth Equity Fund
Class A
12/31/2003 +	$7.41	$(0.01	)(a)	$1.82	(a)

06/30/2003	8.33	0.06	(a)	(0.92	)(a)

02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)

Class B
12/31/2003 +	7.37	(0.05	)(a)	1.81	(a)

06/30/2003	8.30	0.00	(a)	(0.90	)(a)

02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)

Class C
12/31/2003 +	7.37	(0.05	)(a)	1.80	(a)

06/30/2003	8.30	0.00	(a)	(0.90	)(a)

02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding interest expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

	Total Income (Loss)from Investment Operations	Dividends from Net Investment Income	Total Distributions	Net Asset Value End of Period	Total Return

RCM Global Small-Cap Fund
Class A
12/31/2003 +	$4.43	$0.00	$0.00	$17.98	32.69%

06/30/2003	0.31	0.00	0.00	13.55	2.34

02/05/2002 - 06/30/2002	0.14	0.00	0.00	13.24	1.07

Class B
12/31/2003 +	4.34	0.00	0.00	17.79	32.27

06/30/2003	0.25	0.00	0.00	13.45	1.89

02/05/2002 - 06/30/2002	0.10	0.00	0.00	13.20	0.76

Class C
12/31/2003 +	4.34	0.00	0.00	17.78	32.29

06/30/2003	0.25	0.00	0.00	13.44	1.90

02/05/2002 - 06/30/2002	0.09	0.00	0.00	13.19	0.69

RCM Global Technology Fund
Class A
12/31/2003 +	$6.10	$0.00	$0.00	$30.59	24.91%

06/30/2003	3.83	0.00	0.00	24.49	18.54

02/05/2002 - 06/30/2002	(6.74)	0.00	0.00	20.66	(24.60)

Class B
12/31/2003 +	5.92	0.00	0.00	30.14	24.44

06/30/2003	3.63	0.00	0.00	24.22	17.63

02/05/2002 - 06/30/2002	(6.81)	0.00	0.00	20.59	(24.85)

Class C
12/31/2003 +	5.92	0.00	0.00	30.12	24.46

06/30/2003	3.60	0.00	0.00	24.20	17.48

02/05/2002 - 06/30/2002	(6.80)	0.00	0.00	20.60	(24.82)

RCM International Growth Equity Fund
Class A
12/31/2003 +	$1.81	$(0.10)	$(0.10)	$9.12	24.41%

06/30/2003	(0.86)	(0.06)	(0.06)	7.41	(10.28)

02/05/2002 - 06/30/2002	0.01	0.00	0.00	8.33	0.12

Class B
12/31/2003 +	1.76	(0.08)	(0.08)	9.05	23.86

06/30/2003	(0.90)	(0.03)	(0.03)	7.37	(10.86)

02/05/2002 - 06/30/2002	(0.02)	0.00	0.00	8.30	(0.24)

Class C
12/31/2003 +	1.75	(0.07)	(0.07)	9.05	23.80

06/30/2003	(0.90)	(0.03)	(0.03)	7.37	(10.85)

02/05/2002 - 06/30/2002	(0.02)	0.00	0.00	8.30	(0.24)

	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

RCM Global Small-Cap Fund
Class A
12/31/2003 +	$7,784	1.85	%*	(1.22	)%*	63%

06/30/2003	683	1.86	(i)	(0.78)		183

02/05/2002 - 06/30/2002	179	1.87	(c)*	(0.48	)*	326

Class B
12/31/2003 +	3,898	2.60	*	(1.96	)*	63

06/30/2003	546	2.62	(j)	(1.44)		183

02/05/2002 - 06/30/2002	53	2.62	(d)*	(1.13	)*	326

Class C
12/31/2003 +	9,039	2.60	*	(1.97	)*	63

06/30/2003	965	2.62	(d)	(1.48)		183

02/05/2002 - 06/30/2002	419	2.63	(d)*	(1.28	)*	326

RCM Global Technology Fund
Class A
12/31/2003 +	$56,503	1.76	%(k)*	(1.63	)%*	77%

06/30/2003	28,449	1.76	(h)	(1.32)		237

02/05/2002 - 06/30/2002	710	1.75	*	(1.45	)*	343

Class B
12/31/2003 +	5,920	2.51	(l)*	(2.37	)*	77

06/30/2003	1,651	2.50		(2.08)		237

02/05/2002 - 06/30/2002	146	2.50	*	(2.18	)*	343

Class C
12/31/2003 +	9,128	2.51	(l)*	(2.37	)*	77

06/30/2003	2,244	2.50		(2.08)		237

02/05/2002 - 06/30/2002	298	2.50	*	(2.15	)*	343

RCM International Growth Equity Fund
Class A
12/31/2003 +	$9,863	1.50	%(b)*	(0.29	)%*	55%

06/30/2003	8,521	1.51	(b)	0.87		86

02/05/2002 - 06/30/2002	6,283	1.76	(e)*	1.08	*	261

Class B
12/31/2003 +	4,555	2.25	(g)*	(1.14	)*	55

06/30/2003	3,272	2.27	(g)	(0.05)		86

02/05/2002 - 06/30/2002	4,245	2.49	(f)*	0.27	*	261

Class C
12/31/2003 +	36,229	2.25	(g)*	(1.12	)*	55

06/30/2003	29,581	2.27	(g)	(0.05)		86

02/05/2002 - 06/30/2002	37,463	2.49	(f)*	0.27	*	261

(f)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 2.50%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$2,932	$6,131	$24,892

Cash	0	1	15

Foreign currency, at value	0	2	551

Receivable for investments sold	27	81	290

Receivable for Fund shares sold	14	11	184

Interest and dividends receivable	1	8	19

	2,974	6,234	25,951

Liabilities:
Payable for investments purchased	$51	$9	$526

Due to Custodian	21	0	0

Payable for Fund shares redeemed	0	0	23

Dividends payable	2	0	0

Accrued investment advisory fee	2	4	18

Accrued administration fee	1	3	13

Accrued distribution fee	1	1	6

Accrued servicing fee	0	1	4

Other liabilities	0	1	12

	78	19	602

Net Assets	$2,896	$6,215	$25,349

Net Assets Consist of:
Paid in capital	$2,509	$5,220	$24,696

Undistributed (overdistributed) net investment income	19	(22)	(24)

Accumulated undistributed net realized gain (loss)	48	88	(2,278)

Net unrealized appreciation	320	929	2,955

	$2,896	$6,215	$25,349

Net Assets:
Class A	$274	$998	$8,061

Class B	567	468	2,244

Class C	620	1,050	7,147

Other Classes	1,435	3,699	7,897

Shares Issued and Outstanding:
Class A	21	82	952

Class B	43	39	267

Class C	47	87	853

Net Asset Value and Redemption* Price Per Share (Net Assets Per Share Outstanding)
Class A	$13.36	$12.13	$8.47

Class B	13.22	12.04	8.42

Class C	13.24	12.01	8.37

Cost of Investments Owned	$2,613	$5,202	$21,930

Cost of Foreign Currency Held	$0	$2	$551

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Assets:
Investments, at value	$329,303	$181,051	$38,762	$461,418	$86,767

Cash	159	38	1,391	6,493	1,833

Foreign currency, at value	0	0	27	0	845

Receivable for investments sold	4,497	12,188	0	5,484	0

Receivable for Fund shares sold	567	224	1,026	1,455	193

Interest and dividends receivable	26	39	18	79	144

	334,552	193,540	41,224	474,929	89,782

Liabilities:
Payable for investments purchased	$828	$1,968	$49	$0	$0

Due to Custodian	0	0	0	0	0

Payable for Fund shares redeemed	2,074	1,009	1,593	8,135	2,404

Dividends payable	0	0	0	0	0

Accrued investment advisory fee	259	133	32	389	37

Accrued administration fee	129	91	17	200	47

Accrued distribution fee	7	8	8	9	26

Accrued servicing fee	72	41	6	60	11

Other liabilities	0	0	5	2	9

	3,369	3,250	1,710	8,795	2,534

Net Assets	$331,183	$190,290	$39,514	$466,134	$87,248

Net Assets Consist of:
Paid in capital	$716,798	$233,279	$46,818	$943,759	$215,679

Undistributed (overdistributed) net investment income	(2,774)	(1,091)	(162)	(3,072)	(588)

Accumulated undistributed net realized gain (loss)	(444,447)	(64,563)	(13,229)	(592,654)	(146,067)

Net unrealized appreciation	61,606	22,665	6,087	118,101	18,224

	$331,183	$190,290	$39,514	$466,134	$87,248

Net Assets:
Class A	$8,773	$7,365	$7,784	$56,503	$9,863

Class B	4,903	5,994	3,898	5,920	4,555

Class C	5,681	6,287	9,039	9,128	36,229

Other Classes	311,826	170,644	18,793	394,583	36,601

Shares Issued and Outstanding:
Class A	381	379	433	1,847	1,082

Class B	216	313	219	196	503

Class C	250	329	508	303	4,002

Net Asset Value and Redemption* Price Per Share (Net Assets Per Share Outstanding)

Class A	$23.04	$19.42	$17.98	$30.59	$9.12

Class B	22.70	19.13	17.79	30.14	9.05

Class C	22.71	19.14	17.78	30.12	9.05

Cost of Investments Owned	$267,702	$158,388	$32,670	$343,317	$68,561

Cost of Foreign Currency Held	$0	$0	$27	$0	$840

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Statements of Operations

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$0	$0	$4

Dividends, net of foreign taxes	8	30	123

Miscellaneous income	0	0	0

Total Income	8	30	127

Expenses:
Investment advisory fees	8	18	71

Administration fees	5	14	49

Distribution fees - Class B	1	1	4

Distribution fees - Class C	1	3	12

Servicing fees - Class A	0	1	6

Servicing fees - Class B	0	0	1

Servicing fees - Class C	1	1	4

Distribution and/or servicing fees - Other Classes	0	0	0

Trustees’ fees	0	0	0

Interest expense	0	0	0

Tax Expense	0	0	4

Total Expenses	16	38	151

Net Investment (Loss)	(8)	(8)	(24)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	228	206	1,171

Net realized gain (loss) on options	0	0	(3)

Net realized gain (loss) on foreign currency transactions	16	100	(1)

Net change in unrealized appreciation (depreciation) on investments	161	569	2,494

Net change in unrealized (depreciation) on options	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain	405	875	3,661

Net Increase in Assets Resulting from Operations	$397	$867	$3,637

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$31	$19	$11	$109	$37

Dividends, net of foreign taxes	15	458	67	154	401

Miscellaneous income	0	0	0	0	0

Total Income	46	477	78	263	438

Expenses:
Investment advisory fees	1,557	760	124	1,959	194

Administration fees	778	523	68	1,013	244

Distribution fees - Class B	15	19	7	14	14

Distribution fees - Class C	22	19	18	20	121

Servicing fees - Class A	8	8	5	60	12

Servicing fees - Class B	5	6	2	5	5

Servicing fees - Class C	7	6	6	7	40

Distribution and/or servicing fees - Other Classes	412	216	9	243	7

Trustees’ fees	15	8	1	14	3

Interest expense	1	3	0	0	15

Tax Expense	0	0	0	0	0

Total Expenses	2,820	1,568	240	3,335	655

Net Investment (Loss)	(2,774)	(1,091)	(162)	(3,072)	(217)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	35,828	12,319	1,840	57,714	57

Net realized gain (loss) on options	(802)	9	0	1,068	0

Net realized gain (loss) on foreign currency transactions	13	5	335	584	2,540

Net change in unrealized appreciation (depreciation) on investments	(5,680)	(3,672)	4,298	21,342	14,987

Net change in unrealized (depreciation) on options	0	0	0	(5)	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	2	1	0	2	(4)

Net Gain	29,361	8,662	6,473	80,705	17,580

Net Increase in Assets Resulting from Operations	$26,587	$7,571	$6,311	$77,633	$17,363

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Statement of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(8)	$0	$(8)	$34	$(24)	$52

Net realized gain (loss)	244	30	306	(201)	1,167	(1,568)

Net change in unrealized appreciation (depreciation)	161	159	569	360	2,494	(316)

Net increase (decrease) resulting from operations	397	189	867	193	3,637	(1,832)

Distributions to Shareholders:
From net investment income
Class A	0	0	(3)	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	(1)	0	0

Other Classes	0	(5)	(12)	(49)	0	(68)

From net realized capital gains
Class A	(14)	0	0	0	0	0

Class B	(36)	0	0	0	0	0

Class C	(50)	0	0	0	0	0

Other Classes	(94)	0	0	0	0	0

Total Distributions	(194)	(5)	(15)	(50)	0	(68)

Fund Share Transactions:
Receipts for shares sold
Class A	249	59	1,257	432	9,479	455

Class B	584	36	319	188	3,360	786

Class C	671	85	566	719	15,241	1,233

Other Classes	17	1,003	84	2,925	1,063	5,020

Issued as reinvestment of distributions
Class A	14	0	2	0	0	0

Class B	29	0	0	0	0	0

Class C	30	0	0	1	0	0

Other Classes	98	5	11	49	0	68

Cost of shares redeemed
Class A	(64)	0	(400)	(390)	(2,466)	(297)

Class B	(103)	0	(13)	(71)	(1,441)	(724)

Class C	(166)	(11)	(388)	(44)	(8,750)	(1,113)

Other Classes	(23)	(4)	0	(27)	(771)	(9,106)

Net increase (decrease) resulting from Fund share transactions	1,336	1,173	1,438	3,782	15,715	(3,678)

Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	1,539	1,357	2,290	3,925	19,352	(5,578)

Net Assets:
Beginning of period	1,357	0	3,925	0	5,997	11,575

End of period*	$2,896	$1,357	$6,215	$3,925	$25,349	$5,997

* Including undistributed (overdistributed) net investment income of:	$19	$27	$(22)	$1	$(24)	$0

30    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

	RCM Biotechnology Fund		RCM Global Healthcare Fund		RCM Global Small-Cap Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(2,774)	$(4,008)	$(1,091)	$(1,457)	$(162)	$(76)

Net realized gain (loss)	35,039	(127,169)	12,333	(25,461)	2,175	(1,531)

Net change in unrealized appreciation (depreciation)	(5,678)	208,249	(3,671)	47,115	4,298	1,596

Net increase (decrease) resulting from operations	26,587	77,072	7,571	20,197	6,311	(11)

Distributions to Shareholders:
From net investment income	0	0	0	0	0	0
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

From net realized capital gains	0	0	0	0	0	0
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes

Total Distributions	6,767	5,925	4,719	4,833	9,546	18,115

Fund Share Transactions:
Receipts for shares sold	3,913	2,008	2,794	2,631	3,307	964
Class A	4,953	3,645	3,651	2,496	7,537	961

Class B	25,477	54,046	23,539	46,877	10,736	3,492

Class C

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes

Cost of shares redeemed
Class A	(2,984)	(2,141)	(2,542)	(1,267)	(3,504)	(17,747)

Class B	(1,176)	(575)	(706)	(244)	(394)	(509)

Class C	(3,429)	(421)	(645)	(753)	(569)	(482)

Other Classes	(58,592)	(104,443)	(30,702)	(61,126)	(4,788)	(6,309)

Net increase (decrease) resulting from Fund share transactions	(25,071)	(41,956)	108	(6,553)	21,871	(1,515)

Fund Redemption Fee	24	51	4	20	2	12

Total Increase (Decrease) in Net Assets	1,540	35,167	7,683	13,664	28,184	(1,514)

Net Assets:
Beginning of period	329,643	294,476	182,607	168,943	11,330	12,844

End of period*	$331,183	$329,643	$190,290	$182,607	$39,514	$11,330

*Including undistributed (overdistributed) net investment income of:	$(2,774)	$0	$(1,091)	$0	$(162)	$0

	RCM Global Technology Fund		RCM International Growth Equity Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(3,072)	$(2,695)	$(217)	$370

Net realized gain (loss)	59,366	(55,817)	2,597	(21,877)

Net change in unrealized appreciation (depreciation)	21,339	98,233	14,983	7,157

Net increase (decrease) resulting from operations	77,633	39,721	17,363	(14,350)

Distributions to Shareholders:
From net investment income	0	0	(102)	(69)
Class A	0	0	(38)	(13)

Class B	0	0	(283)	(120)

Class C	0	0	(462)	(348)

Other Classes	0	0	0	0

From net realized capital gains	0	0	0	0
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	(885)	(550)

Other Classes

Total Distributions	59,498	54,900	37,048	119,039

Fund Share Transactions:
Receipts for shares sold	4,516	1,600	1,488	732
Class A	7,157	3,757	6,564	15,343

Class B	162,161	90,051	22,274	66,276

Class C

Other Classes	0	0	68	57

Issued as reinvestment of distributions
Class A	0	0	32	11

Class B	0	0	250	106

Class C	0	0	449	284

Other Classes

Cost of shares redeemed
Class A	(39,059)	(32,404)	(38,075)	(117,545)

Class B	(779)	(340)	(1,010)	(1,223)

Class C	(1,050)	(2,226)	(6,871)	(19,076)

Other Classes	(97,035)	(129,340)	(17,686)	(122,130)

Net increase (decrease) resulting from Fund share transactions	95,409	(14,002)	4,531	(58,126)

Fund Redemption Fee	23	35	33	313

Total Increase (Decrease) in Net Assets	173,065	25,754	21,042	(72,713)

Net Assets:
Beginning of period	293,069	267,315	66,206	138,919

End of period*	$466,134	$293,069	$87,248	$66,206

* Including undistributed (overdistributed) net investment income of:	$(3,072)	$0	$(588)	$514

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    31

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized

32    PIMCO Funds Semi-Annual Report  |  12.31.03

appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $237; NACM International Fund - $3,413; NACM Pacific Rim Fund - $20,493; RCM Global Healthcare Fund - $1,873; RCM Global Small-Cap Fund - $1,912; RCM Global Technology Fund - $3,455; and RCM International Growth Equity Fund - $37,281.

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the RCM International Growth Equity Fund; 0.70% for the NACM Global and NACM International Funds; 0.80% for the RCM Global Healthcare Fund; 0.90% for the NACM Pacific Rim and RCM Biotechnology Funds; 0.95% for the RCM Global Technology Fund; and 1.00% for the RCM Global Small-Cap Fund.

Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for the RCM Biotechnology Fund; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; 0.70% for all other Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and

12.31.03  |  PIMCO Funds Semi-Annual Report    33

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Administrative Classes is charged at the annual rate of 0.40% for the NACM Global, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.45% for the RCM Biotechnology Fund; 0.55% for the RCM Global Healthcare and RCM Global Technology Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; and 0.70% for all other Funds The Administration Fee for Class R is charged at the annual rate of 0.50% for the NACM Pacific Rim Fund; 0.60% for the NACM Global Fund; and 0.70% for the NACM International Fund.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

RCM Biotechnology and RCM Global Healthcare Funds	1.00	%*
All Other Funds	2.00%

*	The redemption fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $552,308 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions

34    PIMCO Funds Semi-Annual Report  |  12.31.03

and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors have agreed to waive a portion of the NACM Global and NACM International Funds’ advisory and administration fees to the extent that the payment of each Fund’s pro rata share of expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin Class	Class A	Class B	Class C	Class D	Class R

NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM International Fund	1.20%	1.44%	1.65%	2.40%	2.40%	1.65%	1.90%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/ Agency
	Purchases	Sales

NACM Global Fund	$3,508	$2,426
NACM International Fund	5,378	4,034
NACM Pacific Rim Fund	22,221	7,583
RCM Biotechnology Fund	214,192	233,627
RCM Global Healthcare Fund	185,238	193,461
RCM Global Small-Cap Fund	32,915	13,876
RCM Global Technology Fund	371,709	285,578
RCM International Growth Equity Fund	46,586	37,947

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium

Balance at 06/30/2003	$9
Sales	970
Closing Buys	(962)
Expirations	(17)
Exercised	0

Balance at 12/31/2003	$0

12.31.03  |  PIMCO Funds Semi-Annual Report    35

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	20	$249	5	$59

Class B	46	584	3	36

Class C	51	671	8	85

Other Classes	1	17	100	1,003

Issued as reinvestment of distributions
Class A	1	14	0	0

Class B	2	29	0	0

Class C	2	30	0	0

Other Classes	7	98	0	5

Cost of shares redeemed
Class A	(5)	(64)	0	0

Class B	(8)	(103)	0	0

Class C	(13)	(166)	(1)	(11)

Other Classes	(2)	(23)	0	(4)

Net increase (decrease) resulting from Fund share transactions	102	$1,336	115	$1,173

	NACM International Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	112	$1,257	45	$432

Class B	28	319	19	188

Class C	51	566	75	719

Other Classes	8	84	293	2,925

Issued as reinvestment of distributions
Class A	0	2	0	0

Class B	0	0	0	0

Class C	0	0	0	1

Other Classes	1	11	5	49

Cost of shares redeemed
Class A	(35)	(400)	(40)	(390)

Class B	(1)	(13)	(7)	(71)

Class C	(35)	(388)	(4)	(44)

Other Classes	0	0	(3)	(27)

Net increase (decrease) resulting from Fund share transactions	129	$1,438	383	$3,782

	RCM Global Technology Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	2,068	$59,498	2,752	$54,900

Class B	155	4,516	79	1,600

Class C	247	7,157	200	3,757

Other Classes	5,567	162,161	4,610	90,051

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(1,383)	(39,059)	(1,624)	(32,404)

Class B	(27)	(779)	(18)	(340)

Class C	(37)	(1,050)	(121)	(2,226)

Other Classes	(3,334)	(97,035)	(6,866)	(129,340)

Net increase (decrease) resulting from Fund share transactions	3,256	$95,409	(988)	$(14,002)

	RCM International Growth Equity Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	4,780	$37,048	17,081	$119,039

Class B	179	1,488	106	732

Class C	800	6,564	2,193	15,343

Other Classes	2,743	22,274	9,359	66,276

Issued as reinvestment of distributions
Class A	8	68	8	57

Class B	4	32	2	11

Class C	29	250	15	106

Other Classes	51	449	41	284

Cost of shares redeemed
Class A	(4,856)	(38,075)	(16,693)	(117,545)

Class B	(124)	(1,010)	(175)	(1,223)

Class C	(841)	(6,871)	(2,707)	(19,076)

Other Classes	(2,142)	(17,686)	(16,997)	(122,130)

Net increase (decrease) resulting from Fund share transactions	631	$4,531	(7,767)	$(58,126)

36    PIMCO Funds Semi-Annual Report  |  12.31.03

	NACM Pacific Rim Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,252	$9,479	77	$455

Class B	439	3,360	137	786

Class C	1,982	15,241	212	1,233

Other Classes	137	1,063	880	5,020

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	9	68

Cost of shares redeemed
Class A	(327)	(2,466)	(50)	(297)

Class B	(185)	(1,441)	(124)	(724)

Class C	(1,152)	(8,750)	(189)	(1,113)

Other Classes	(99)	(771)	(1,585)	(9,106)

Net increase (decrease) resulting from Fund share transactions	2,047	$15,715	(633)	$(3,678)

	RCM Biotechnology Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	299	$6,767	305	$5,925

Class B	177	3,913	103	2,008

Class C	222	4,953	182	3,645

Other Classes	1,129	25,477	2,934	54,046

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(135)	(2,984)	(118)	(2,141)

Class B	(54)	(1,176)	(31)	(575)

Class C	(159)	(3,429)	(24)	(421)

Other Classes	(2,616)	(58,592)	(6,274)	(104,443)

Net increase (decrease) resulting from Fund share transactions	(1,137)	$(25,071)	(2,923)	$(41,956)

	RCM Global Healthcare Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	254	$4,719	299	$4,833

Class B	152	2,794	162	2,631

Class C	198	3,651	155	2,496

Other Classes	1,263	23,539	2,909	46,877

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(137)	(2,542)	(80)	(1,267)

Class B	(39)	(706)	(16)	(244)

Class C	(35)	(645)	(46)	(753)

Other Classes	(1,651)	(30,702)	(3,975)	(61,126)

Net increase (decrease) resulting from Fund share transactions	5	$108	(592)	$(6,553)

	RCM Global Small-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	615	$9,546	1,588	$18,115

Class B	202	3,307	82	964

Class C	470	7,537	81	961

Other Classes	649	10,736	285	3,492

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(232)	(3,504)	(1,551)	(17,747)

Class B	(24)	(394)	(45)	(509)

Class C	(34)	(569)	(41)	(482)

Other Classes	(282)	(4,788)	(534)	(6,309)

Net increase (decrease) resulting from Fund share transactions	1,364	$21,871	(135)	$(1,515)

7. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to  1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

12.31.03  |  PIMCO Funds Semi-Annual Report    37

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38    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, RCM Capital Management LLC

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home. To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report	PZ015S.1/04

PIMCO

ADVIDORS

Semi-Annual Report

12.31.03

PIMCO Domestic Stock Funds

Share class

D

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS

PEA Value Fund

NACM Value Fund

NFJ Dividend Value Fund

NFJ Large-Cap Value Fund

PEA Renaissance Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and nontraditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class D Shares returned 13.12% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index. The Fund’s Lipper category posted an average gain of 15.58% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improved economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, with the Russell 2000 Index gaining 24.92% over the last six months of 2003. This was followed by mid-caps (Russell Mid-Cap Index up 21.31%) and then large-caps (S&P 500 Index up 15.14%). In terms of style, value outperformed growth, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 16.54% and large-cap growth stocks (Russell 1000 Growth Index) returned 14.75%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the financial services sector produced mixed results. Holdings in brokerage firms benefited performance as these companies were supported by stock market strength and increased capital markets activity. Conversely, holdings in banks proved to be a negative for the portfolio. These companies suffered when mortgage refinancings and originations slowed in the second half of 2003.

•	Portfolio performance was aided over the last six months by exposure to the consumer discretionary sector. As the economy improved, investors were encouraged to spend, benefiting the Fund’s holdings.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (3/8/91)

PIMCO CCM Capital Appreciation Fund Class D	13.12%	26.65%	1.65%	10.83%	12.06%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Multi-Cap Core Fund Average	15.58%	29.89%	2.49%	9.79%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	For the six-month period ended December 31, 2003, the Fund’s Class D Shares returned 15.48%, compared with a return of 21.31% for the Russell Mid-Cap Index. The Lipper Mid-Cap Core Fund Average returned 19.73% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, followed by mid-caps and then large-caps. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with mid-cap value stocks (as measured by the Russell Mid-Cap Value Index) returning 22.07% and mid-cap growth stocks (Russell Mid-Cap Growth Index) returning 20.19%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the transportation sector also hindered portfolio performance over the last six months. For example, Fund holding Jet Blue saw its stock price fall when the company announced that increased air fare competition would reduce expected earnings.

•	Consumer discretionary exposure benefited the Fund during the reporting period. In particular, the Fund saw solid returns from its investment in high-end retailers, such as Coach and Nordstrom. These companies were helped by the improving economy and consumer spending.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (8/26/91)

PIMCO CCM Mid-Cap Fund Class D	15.48%	30.58%	3.77%	10.98%	11.91%

Russell Mid-Cap Index	21.31%	40.08%	7.23%	12.18%	—

Lipper Mid-Cap Core Fund Average	19.73%	36.11%	8.72%	11.20%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing primarily in U.S. companies across all market capitalizations that are perceived to be undervalued in the marketplace.

•	The Fund’s Class D Shares delivered a total return of 19.92% for the six-month period ended on December 31, 2003. That compares favorably to the 17.17% return of its benchmark, the Russell 3000 Value Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in information technology and an underweight in utilities. Good stock selection in financials helped the fund outperform, but poor stock selection in energy and an overweight in healthcare detracted from performance.

•	Top-performing stocks for the period were AmeriCredit Corp., a consumer finance company specializing in automobile loans, and Guilford Pharmaceuticals Inc., which develops products for anti-cancer treatments and neurology.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Flex-Cap Value Fund Class D	19.92%	33.99%	—	—	32.89%

Russell 3000 Value Index	17.17%	31.13%	—	—	—

Lipper Multi-Cap Value Fund Average	16.67%	30.80%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing at least 80% of its net assets in growth equity securities of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Class D Shares delivered a total return of 7.35% for the six-month period ended December 31, 2003. This result trailed the 14.75% return of its benchmark, the Russell 1000 Growth Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in information technology and an underweight in consumer staples. Poor stock selection in healthcare and industrials hindered performance.

•	Top-performing stocks for the period were in the information technology sector. Companies such as Intel Corp., the largest semiconductor company in the world, and Cisco Systems, a developer of networks and communication systems, were top contributors. Technology stocks were considered beneficiaries of an improving economy and performed well.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Growth Fund Class D	7.35%	19.15%	—	—	13.60%

Russell 1000 Growth Index	14.75%	29.76%	—	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies that, in the opinion of the manager, are undervalued in the marketplace based on a number of valuation factors.

•	The Fund’s Class D Shares delivered a total return of 14.00% for the six-month period ended December 31, 2003. That compares to the 16.54% return of its benchmark, the Russell 1000 Value Index, in the same time period.

•	U.S. stocks performed well as both fiscal stimulus initiatives and better than expected improvements in the manufacturing sector helped stocks. Investor confidence improved with small-caps outperforming large-caps and value stocks outperforming growth.

•	The Fund benefited from an overweight in industrials and an underweight in utilities. Poor stock selection in information technology and consumer staples hindered performance.

•	Top-performing stocks for the period were FleetBoston Financial Corporation, a large northeast consumer bank which recently has been acquired by Banc of America. Textron Inc., a manufacturer of aircraft and automotive engine components, also performed well as investors perceived it as a beneficiary to an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Value Fund Class D	14.00%	25.98%	—	—	25.17%

Russell 1000 Value Index	16.54%	30.03%	—	—	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund (formerly PIMCO NFJ Equity Income Fund)

•	PIMCO NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the six-month period ended December 31, 2003, the Fund’s Class D Shares returned 17.45%, outperforming the 15.14% return of its benchmark (S&P 500 Index).

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund’s absolute and relative performance was aided by exposure to the more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

•	The Fund also benefited from its underweight in financial services. In addition, what holdings the Fund did have in this area were strong contributors. One particular example was the portfolio’s investment in regional bank Fleet Boston Financial. Fleet stock, which had been undervalued for some time, saw a dramatic rise after Bank of America announced its tender offer for the company this fall.

•	Conversely, the Fund was hurt by its substantial underweighting in the technology sector, which continued to significantly outpace the broad market. The Fund’s strict value discipline process prevented it from owning virtually any technology names.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Dividend Value Fund Class D	17.45%	27.65%	—	—	11.40%

S&P 500 Index	15.14%	28.68%	—	—	—

Lipper Equity Income Fund Average	14.84%	26.03%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund (formerly PIMCO NFJ Basic Value Fund)

•	PIMCO NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	For the six-month period ended December 31, 2003, the Fund’s Class D Shares returned 15.83%. The Russell Mid-Cap Value Index returned 22.07% for the period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. In terms of style, value outperformed growth during the six months ended December 31, 2003.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The primary drag on the Fund’s relative performance was stock selection. One example of a holding that detracted from performance was Seagate Technology. The company’s stock fell dramatically in the fourth quarter as investors became increasingly concerned about post-holiday season inventory buildup in the disk drive industry.

•	The Fund’s absolute and relative performance was aided by exposure to the more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Large-Cap Value Fund Class D	15.83%	25.04%	—	—	9.85%

Russell Mid-Cap Value Index	22.07%	38.06%	—	—	—

Lipper Multi-Cap Value Fund Average	16.67%	30.80%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment.

•	The Fund’s Class D Shares returned 18.47% for the six-month period ended December 31, 2003, versus 24.92% for the Russell 2000 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, outperforming mid-caps and large-caps over the six months ended December 31, 2003.

•	Within the small-cap area, lower-quality stocks significantly outperformed higher-quality issues. In particular, stocks with higher betas, negative earnings and low or no dividend yield saw the largest price gains. Because of the Fund’s focus on higher quality, dividend-paying stocks with strong balance sheets, it did not fully participate in this rally.

•	The Fund’s dramatic underweighting of technology was the single largest detractor from relative performance during the six months ended December 31, 2003, as technology continued to post strong returns. The Fund’s strict value discipline prevented it from holding virtually any technology stocks. The Fund’s overweighting to the utility sector also hurt performance during the reporting period.

•	Fund performance was helped by exposure to both the materials and industrial sectors. Holdings in these areas benefited from the economic recovery. Two specific examples were Acuity Brands, a lighting and chemical manufacturer, and Hughes Supply, a diversified wholesale distributor of construction and industrial materials.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (10/1/91)

PIMCO NFJ Small-Cap Value Fund Class D	18.47%	30.31%	12.37%	12.76%	13.52%

Russell 2000 Index	24.92%	47.25%	7.13%	9.47%	—

Lipper Small-Cap Value Fund Average	24.46%	42.94%	13.51%	13.05%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion.

•	The Fund’s Class D Shares returned 17.20% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund benefited from its overweight in basic materials relative to its benchmark. In particular, the portfolio saw gains from its investment in Alcoa, an aluminum manufacturer, and Freeport-McMoran, a copper and gold mining company. Both of these holdings were supported by expectations of increased demand for metals, especially from China. In addition, Fund holding Dow Chemical performed well after reporting better than expected earnings.

•	Performance was hindered during the period by the Fund’s underweighting in the consumer discretionary sector. The portfolio also was hurt by stock selection in pharmaceuticals, with holdings Wyeth and Allergan lagging an otherwise solid group.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/28/94)

PIMCO PEA Growth & Income Fund Class D	17.20%	27.55%	6.63%	—	13.64%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class D Shares returned 14.77% for the six-month period ended December 31, 2003, slightly ahead of the Russell 1000 Growth Index’s return of 14.75% but slightly trailing a 15.14% return for the S&P 500 Index.

•	Building on the momentum of the second quarter, stocks continued to deliver strong returns over the reporting period. This strength can be traced in part to the success of fiscal and monetary strategies. Encouraged by improving economic statistics, investor confidence grew. Virtually every segment of the stock market saw price improvement during this time.

•	In terms of capitalization, small-cap stocks were the clear leaders in performance for this period. In terms of style, value outperformed growth during the six-month period. In fact, large-cap growth stocks were one of the worst performing segments of the stock market over the period.

•	Stock selection in technology benefited the Fund. For example, portfolio holding Cisco Systems was up on improving business fundamentals and increased enterprise spending for networking gear.

•	The Fund also saw support from stock selection in industrials and healthcare. Standouts included Illinois Tool Works, Tyco and Guidant.

•	The Fund’s relative performance was hindered during the six-month period by an underweight in consumer staples. It was also hurt by select stock holdings, including Wal-Mart and Microsoft. These classic blue chip stocks did not fully participate in the broad market rally.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (2/24/84)

PIMCO PEA Growth Fund Class D	14.77%	25.20%	–5.36%	7.08%	12.23%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	8.78%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    13

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	PIMCO PEA Renaissance Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class D Shares returned 34.05% for the six-month period ended December 31, 2003, substantially outperforming its benchmark, the Russell Mid-Cap Value Index, which returned 22.07%, and its Lipper Average, which returned 21.98% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. In terms of style, value outperformed growth during the six months ended December 31, 2003, across all market caps.

•	The Fund’s cyclical positioning aided performance during this period, as signs of an economic recovery became more apparent. Within this segment, the Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance. More specifically, Teradyne, Kulicke & Soffa Industries and Sanmina produced triple-digit gains during the past six months.

•	The Fund benefited from an overweighting of the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround. The materials sector also performed well, with U.S. Steel providing a triple-digit gain.

•	An underweighting of the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on signs of an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (4/18/88)

PIMCO PEA Renaissance Fund Class D	34.05%	58.50%	16.19%	17.35%	14.97%

Russell Mid-Cap Value Index	22.07%	38.06%	8.73%	13.04%	—

Lipper Mid-Cap Value Fund Average	21.98%	40.00%	10.84%	12.15%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

14    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PIMCO PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class D Shares returned 20.02% for the six-month period ended December 31, 2003, closely tracking the 20.19% return of its benchmark, the Russell Mid-Cap Growth Index. The Lipper Mid-Cap Growth Fund Average returned 17.16% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks led the way, however, with a 24.92% return for the six months ended December 31, 2003 (as measured by the Russell 2000 Index). Mid-caps (Russell Mid-Cap Index) returned 21.31% for the period, while large-caps (S&P 500 Index) returned 15.14%. In terms of style, value outperformed growth in the second half of 2003, with the Russell Mid-Cap Value Index gaining 22.07%, compared to 20.19% for the Russell Mid-Cap Growth Index.

•	The Fund’s performance during the reporting period was supported by an overweighting in the technology sector, which was one of the best performing sectors. Two examples of successful holdings in this area were Fairchild Semiconductor and Cognizant Technology.

•	Overweight exposure to financial services also benefited the Fund’s performance. Portfolio holdings CIT Group and Investors Financial Service are two names that were particularly strong in this sector.

•	The Fund’s position in the energy and utilities sectors proved to be a drag on performance over the last six months.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/17/92)

PIMCO PEA Target Fund Class D	20.02%	43.20%	4.61%	11.15%	12.45%

Russell Mid-Cap Growth Index	20.19%	42.72%	2.01%	9.41%	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	2.27%	7.72%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    15

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class D Shares returned 23.24% for the six-month period ended December 31, 2003, significantly outperforming the 16.54% return of its benchmark, the Russell 1000 Value Index. According to Lipper Inc., Large-Cap Value Funds averaged a return of 15.66% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies spurred economic growth, boosting investor confidence. With greater risk tolerance, investors increased their stock exposure driving up virtually every segment of the market. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with large-cap value stocks gaining 16.54% (Russell 1000 Value Index) and large-cap growth stocks gaining 14.75% (Russell 1000 Growth Index).

•	The Fund’s strong relative performance can be largely attributed to its cyclical positioning. By emphasizing sectors that are highly sensitive to the economy, the Fund saw significant benefits from the year’s recovery. Of these sectors, the Fund’s performance was aided in particular by its overweighting in cyclical technology, including semiconductors, and semiconductor capital equipment, and computer manufacturers.

•	The Fund also benefited during the period from an overweighting in the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround.

•	An underweighting in the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on expectations of an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/91)

PIMCO PEA Value Fund Class D	23.24%	43.99%	11.02%	13.95%	14.07%

Russell 1000 Value Index	16.54%	30.03%	3.56%	11.88%	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	2.07%	9.65%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

16    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	PIMCO RCM Large Cap Growth Fund Class D Shares had a total return of 9.40% for the past six-month period ended December 31, 2003. This result trailed the Fund’s benchmark, the S&P 500 Index, which returned 15.14% for the same time period.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated to a lesser extent. Corporate profits soared during the third quarter reflecting both lower labor costs and improving volumes. Manufacturing activity confirmed the strength and the ISM Purchasing Managers’ Index grew for its sixth straight month in December, turning in its best performance in 20 years.

•	The portfolio benefited from good stock selection in telecommunication services and from underweighting utilities. Specific holdings which helped performance were United Technologies and Accenture, which reported improving earnings and positive business outlooks.

•	The portfolio was held back by overweight positions in healthcare and consumer staples and underexposure to consumer discretionary. Toward the end of the period, the portfolio increased its weighting in information technology (in companies such as Oracle and eBay) and consumer discretionary (Starbucks and News Corp.) while trimming consumer staples (Anheuser-Busch, Colgate-Palmolive) and healthcare (Merck & Co.).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Large-Cap Growth Fund Class D	9.40%	18.48%	–1.33%	—	8.52%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    17

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class D Shares had a total return of 14.08% for the six-month period ended December 31, 2003. This compares to a 20.19% return for its benchmark, the Russell Mid-Cap Growth Index.

•	Mid-cap stock indexes outperformed large-cap indexes in both quarters. Gains were broad based, although the rally was nevertheless skewed towards stocks with speculative characteristics, while stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed.

•	Benchmark relative performance was held back largely as a result of the Fund’s underweight in technology stocks and overweight in energy stocks. The Fund also emphasized larger companies with more reliable earnings streams, which likewise detracted from returns. The Fund’s benchmark relative performance was better in the later part of the period, reflecting both adjustments undertaken to increase the Fund’s economic sensitivity as well as changes in market sentiment toward certain groups of stocks. The market finally began to reward energy stocks for their strong fundamentals after lackluster performance throughout most of 2003.

•	RCM added to industrial/capital goods stocks, including new positions in Goodrich Corporation (GR) and in Ingersoll Rand (IR). Goodrich is a supplier of components, systems and services to the commercial aviation and global military markets. Other stocks in this category included two top holdings, namely Danaher Corporation (DHR) and SPX Corporation (SPW).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (11/6/79)

PIMCO RCM Mid-Cap Fund Class D	14.08%	29.12%	2.63%	9.39%	15.65%

Russell Mid-Cap Growth Index	20.19%	42.72%	2.01%	9.41%	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	2.27%	7.72%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

18    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The portfolio management team implements numerous tax strategies to limit distributions for tax sensitive investors.

•	The Fund’s Class D Shares generated a total return of 11.16% for the six-month period ended December 31, 2003. This result trailed the 15.14% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. stocks benefited from better than expect GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated in the rally to a lesser extent.

•	The portfolio benefited from good stock selection in the telecommunication services and consumer discretionary sectors. Specific holdings which helped performance were United Technologies and Harman International, which reported improving earnings and positive business outlooks for the coming quarter.

•	The portfolio suffered from overweight positions in healthcare and energy and underexposure to financials, which generally performed well during the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/98)

PIMCO RCM Tax-Managed Growth Fund Class D	11.16%	19.54%	1.24%	—	1.24%

after taxes on distributions	—	19.54%	1.10%	—	1.10%

after taxes on distributions & redemptions of fund shares	—	12.70%	0.98%	—	0.98%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    19

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Except for RCM Tax-Managed, returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Unless otherwise indicated, D shares are as old as the fund. When incepted after the fund, returns prior to the actual class inception are calculated by adjusting the Fund’s oldest class returns to reflect the D share’s different operating expenses. The inception dates for D shares are as follows: NFJ Large Cap Value - 7/02, CCM Capital Appreciation, CCM Mid-Cap, PEA Value and PEA Renaissance - 4/98, NFJ Dividend Value - 11/01, NFJ Small-Cap Value - 6/02, PEA Growth & Income - 8/00, PEA Growth - 4/00, PEA Target - 6/00, RCM Large-Cap Growth - 3/99, RCM Mid-Cap - 12/00, and for RCM Tax-Managed Growth - 2/99. The oldest share class is Institutional, except for PEA Growth and PEA Renaissance whose oldest class is C, and for PEA Target whose oldest class is A. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

20    PIMCO Funds Semi-Annual Report  |  12.31.03

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.9%
Aerospace 1.3%
United Technologies Corp.	117,600	$11,145

Building 1.0%
D.R. Horton, Inc.	203,800	8,816

Capital Goods 4.8%
Caterpillar, Inc.	102,700	8,526
Deere & Co.	149,100	9,699
General Electric Co.	427,500	13,244
Ingersoll-Rand Co. ‘A’	145,800	9,897

		41,366

Communications 1.6%
Nextel Communications, Inc. ‘A’ (a)	503,700	14,134

Consumer Discretionary 5.4%
Best Buy Co., Inc.	178,900	9,346
Coach, Inc. (a)	291,600	11,008
Harman International Industries, Inc.	119,300	8,826
Lowe’s Cos., Inc.	144,100	7,982
Nike, Inc. ‘B’	134,200	9,187

		46,349

Consumer Services 5.8%
Apollo Group, Inc. ‘A’ (a)	169,000	11,492
Cendant Corp. (a)	427,500	9,520
McDonald’s Corp.	432,400	10,736
Parker Hannifin Corp.	160,700	9,562
Wendy’s International, Inc.	222,000	8,711

		50,021

Consumer Staples 4.7%
Anheuser-Busch Cos., Inc.	203,800	10,736
Avon Products, Inc.	125,900	8,497
Fortune Brands, Inc.	172,300	12,318
Procter & Gamble Co.	91,100	9,099

		40,650

Energy 7.6%
Anadarko Petroleum Corp.	178,900	9,126
Apache Corp.	128,914	10,455
ConocoPhillips	145,800	9,560
EOG Resources, Inc.	203,800	9,409
Occidental Petroleum Corp.	227,000	9,588
Southern Co.	286,600	8,670
XTO Energy, Inc.	333,000	9,424

		66,232

Financial & Business Services 12.0%
Allstate Corp.	212,100	9,125
Bank of America Corp.	125,900	10,126
Capital One Financial Corp.	139,200	8,532
CIT Group, Inc.	256,800	9,232
Citigroup, Inc.	180,595	8,766
Franklin Resources, Inc.	177,300	9,230
Golden West Financial Corp.	97,800	10,092
J.P. Morgan Chase & Co.	240,200	8,823
MBNA Corp.	346,300	8,606
Merrill Lynch & Co.	205,400	12,047
Morgan Stanley Dean Witter & Co.	155,700	9,010

		103,589

Healthcare 15.1%
Amgen, Inc. (a)	135,900	8,399
Boston Scientific Corp. (a)	120,900	4,444
C.R. Bard, Inc.	109,400	8,889
Celgene Corp. (a)	228,600	10,292
Genentech, Inc. (a)	122,600	11,472
Genzyme Corp. (a)	167,300	8,255
Guidant Corp.	164,000	9,873
Johnson & Johnson	167,300	8,643
Millennium Pharmaceuticals, Inc. (a)	536,800	10,022
Pfizer, Inc.	379,400	13,404
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	10,055
UnitedHealth Group, Inc. (a)	154,100	$8,965
Varian Medical Systems, Inc. (a)	139,200	9,619
Watson Pharmaceuticals, Inc. (a)	188,900	8,689

		131,021

Materials & Processing 5.1%
Dow Chemical Co.	215,400	8,954
Freeport-McMoran Copper & Gold, Inc. ‘B’	203,800	8,586
Newmont Mining Corp.	177,000	8,604
Phelps Dodge Corp. (a)	116,000	8,826
Weyerhaeuser Co.	144,100	9,222

		44,192

Technology 31.2%
Adobe Systems, Inc.	236,900	9,310
Analog Devices, Inc. (a)	243,600	11,120
Apple Computer, Inc. (a)	470,500	10,055
Applied Materials, Inc. (a)	457,300	10,266
Chiron Corp. (a)	187,200	10,668
Cisco Systems, Inc. (a)	772,100	18,754
Corning, Inc. (a)	914,600	9,539
Dell, Inc. (a)	283,300	9,621
Electronic Arts, Inc. (a)	182,300	8,710
EMC Corp. (a)	709,100	9,162
IBM Corp.	92,800	8,601
Intel Corp.	581,600	18,727
International Game Technology	271,700	9,700
Linear Technology Corp.	207,100	8,713
Mercury Interactive Corp. (a)	189,000	9,193
Microsoft Corp.	984,200	27,105
Motorola, Inc.	632,900	8,905
National Semiconductor Corp. (a)	217,000	8,552
QLogic Corp.	169,000	8,720
QUALCOMM, Inc.	230,300	12,420
Symantec Corp. (a)	275,000	9,529
Texas Instruments, Inc.	364,500	10,709
VERITAS Software Corp. (a)	347,900	12,928
Yahoo, Inc. (a)	210,400	9,504

		270,511

Transportation 2.3%
FedEx Corp.	129,200	8,721
United Parcel Service, Inc.	155,700	11,607

		20,328

Total Common Stocks (Cost $716,417)		848,354

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	43,606,696	43,607

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 01/02/2004	$45,687	45,687
(Dated 12/31/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $21,105 and Freddie Mac 3.875% due 02/15/2005 valued at $25,504. Repurchase proceeds are $45,689.)

Total Short-Term Instruments (Cost $89,294)		89,294

Total Investments 108.2% (Cost $805,711)		$937,648
Other Assets and Liabilities (Net) (8.2%)		(71,121)

Net Assets 100.0%		$866,527

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $42,502 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.9%
Building 2.2%
D.R. Horton, Inc.	169,300	$7,324
NVR, Inc. (a)	16,800	7,829

		15,153

Capital Goods 5.7%
Brunswick Corp.	242,100	7,706
Carlisle Cos., Inc.	126,000	7,668
Danaher Corp.	103,600	9,505
Lear Corp.	121,800	7,470
Paccar, Inc.	91,000	7,746

		40,095

Communications 1.2%
Nextel Partners, Inc. ‘A’ (a)	624,200	8,396

Consumer Discretionary 16.7%
Advance Auto Parts, Inc. (a)	88,200	7,179
Chico’s FAS, Inc. (a)	265,900	9,825
Claire’s Stores, Inc.	398,900	7,515
Coach, Inc. (a)	237,952	8,983
Columbia Sportswear Co. (a)	123,200	6,714
Foot Locker, Inc.	383,500	8,993
Harman International Industries, Inc.	112,000	8,286
Marvel Enterprises, Inc. (a)	263,100	7,659
MSC Industrial Direct Co. ‘A’	273,000	7,508
Neiman-Marcus Group, Inc. ‘A’ (a)	75,600	4,057
Nordstrom, Inc.	267,300	9,168
Pacific Sunwear of California (a)	404,450	8,542
Rent-A-Center, Inc. (a)	1,150	34
Staples, Inc. (a)	284,100	7,756
Station Casinos, Inc.	235,100	7,201
Tiffany & Co.	181,900	8,222

		117,642

Consumer Services 6.6%
Bausch & Lomb, Inc.	165,100	8,569
Career Education Corp. (a)	181,600	7,277
GTECH Holdings Corp.	170,700	8,448
ITT Educational Services, Inc. (a)	144,200	6,773
Mandalay Resort Group	184,700	8,260
Wendy’s International, Inc.	184,700	7,248

		46,575

Consumer Staples 1.3%
Fortune Brands, Inc.	127,400	9,108

Energy 4.3%
Apache Corp.	92,059	7,466
EOG Resources, Inc.	166,500	7,687
Pogo Producing Co.	144,200	6,965
XTO Energy, Inc.	280,866	7,949

		30,067

Financial & Business Services 12.6%
AG Edwards, Inc.	194,600	7,050
Associates Corp. of North America	174,089	7,425
Chicago Mercantile Exchange Holdings, Inc.	102,200	7,395
CIT Group, Inc.	221,100	7,949
Everest Reinsurance Group Ltd.	84,000	7,106
General Growth Properties, Inc.	277,100	7,690
Instinet Group, Inc. (a)	1,452,700	7,481
iStar Financial, Inc.	180,500	7,021
Legg Mason, Inc.	92,413	7,132
Mercury General Corp.	155,300	7,229
Old Republic International Corp.	327,450	8,304
W.R. Berkley Corp.	197,350	6,897

		88,679

Healthcare 14.9%
Beckman Coulter, Inc.	151,200	7,686
C.R. Bard, Inc.	106,400	8,645
Caremark Rx, Inc. (a)	288,300	7,303
Celgene Corp. (a)	174,900	7,874
Coventry Health Care, Inc. (a)	117,600	$7,584
Cytyc Corp. (a)	552,800	7,607
DaVita, Inc. (a)	190,300	7,422
Eon Labs, Inc. (a)	99,400	5,064
Genzyme Corp. (a)	149,800	7,391
Millennium Pharmaceuticals, Inc. (a)	446,500	8,336
Omnicare, Inc.	194,500	7,856
Varian Medical Systems, Inc. (a)	112,000	7,739
Visx, Inc. (a)	310,700	7,193
Watson Pharmaceuticals, Inc. (a)	158,100	7,273

		104,973

Materials & Processing 5.5%
Ball Corp.	134,400	8,006
Dover Corp.	186,100	7,397
Freeport-McMoran Copper & Gold, Inc. ‘B’	172,100	7,251
Georgia-Pacific Corp.	268,700	8,241
Trinity Industries, Inc.	256,100	7,898

		38,793

Technology 27.8%
Adobe Systems, Inc.	181,900	7,149
Adtran, Inc.	275,700	8,547
Advanced Micro Devices, Inc. (a)	491,200	7,319
Amkor Technology, Inc. (a)	415,700	7,570
Apple Computer, Inc. (a)	351,300	7,507
Arrow Electronics, Inc. (a)	335,900	7,773
Ascential Software Corp. (a)	299,500	7,766
Autodesk, Inc.	99,800	2,453
CheckFree Corp. (a)	285,500	7,894
Cognizant Technology Solutions Corp. ‘A’ (a)	172,100	7,855
Cypress Semiconductor Corp. (a)	396,100	8,461
Diebold, Inc.	159,500	8,592
Electronic Arts, Inc. (a)	156,700	7,487
Getty Images, Inc. (a)	167,900	8,417
International Game Technology	222,500	7,943
International Rectifier Corp. (a)	176,300	8,711
Jabil Circuit, Inc. (a)	265,900	7,525
Juniper Networks, Inc. (a)	410,100	7,661
Lam Research Corp. (a)	218,300	7,051
Mercury Interactive Corp. (a)	156,000	7,588
Pixar, Inc. (a)	98,000	6,790
Polycom, Inc. (a)	390,500	7,623
Red Hat, Inc. (a)	404,500	7,592
Symantec Corp. (a)	226,700	7,855
Tektronix, Inc.	282,700	8,933
VERITAS Software Corp. (a)	138,600	5,150

		195,212

Transportation 1.1%
J.B. Hunt Transport Services, Inc. (a)	279,900	7,560

Total Common Stocks (Cost $586,089)		702,253

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	36,647,156	$36,647

	Principal Amount (000s)

Repurchase Agreement 5.1%
State Street Bank
0.800% due 01/02/2004	$35,577	35,577
(Dated 12/31/2003. Collateralized by Freddie Mac 3.875% due 02/15/2005 valued at $10,792 and Fannie Mae 5.250% due 06/15/2006 valued at $25,502. Repurchase proceeds are $35,578.)

Total Short-Term Instruments (Cost $72,224)		72,224

Total Investments 110.2% (Cost $658,313)		$774,477
Other Assets and Liabilities (Net) (10.2%)		(71,537)

Net Assets 100.0%		$702,940

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $35,695, as of December 31, 2003.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Flex-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.4%
Aerospace 1.0%
Raytheon Co.	1,300	$39

Capital Goods 3.4%
3M Co.	700	60
General Electric Co.	2,300	71

		131

Communications 2.9%
UnitedGlobalCom, Inc. ‘A’ (a)	4,800	41
Verizon Communications, Inc.	2,000	70

		111

Consumer Discretionary 3.3%
4Kids Entertainment, Inc. (a)	1,500	39
Rush Enterprises, Inc. ‘A’ (a)	4,500	44
W.W. Grainger, Inc.	1,000	47

		130

Consumer Services 3.4%
Central European Media Enterprises Ltd. ‘A’ (a)	3,300	57
Viacom, Inc. ‘B’	1,700	75

		132

Consumer Staples 4.3%
Altria Group, Inc.	700	38
General Mills, Inc.	1,200	54
PepsiCo, Inc.	700	33
Procter & Gamble Co.	400	40

		165

Energy 6.4%
ChevronTexaco Corp.	700	60
Exxon Mobil Corp.	3,200	131
Stone Energy Corp. (a)	1,300	55

		246

Financial & Business Services 33.6%
Ambac Financial Group, Inc.	600	42
American Express Co.	800	39
American International Group, Inc.	1,000	66
AmeriCredit Corp. (a)	2,700	43
Bank of America Corp.	700	56
Bank of New York Co., Inc.	1,200	40
Citigroup, Inc.	3,700	180
City National Corp.	600	37
Dow Jones & Co., Inc.	800	40
Falcon Financial Investment Trust (a)	4,400	43
Fieldstone Private Capital Group (a)(b)	3,800	64
First Advantage Corp. ‘A’ (a)	3,000	58
FleetBoston Financial Corp.	1,800	79
Friedman Billings Ramsey Group, Inc. ‘A’	1,700	39
Highland Hospitality Corp. (a)	4,600	50
Luminent Mortgage Capital, Inc.	3,000	42
Morgan Stanley Dean Witter & Co.	700	41
North Fork Bancorp., Inc.	900	36
Provident Financial Group, Inc.	700	22
Quanta Capital Holdings Ltd. (a)(b)	4,800	55
Radian Group, Inc.	900	44
SunTrust Banks, Inc.	600	43
The Goldman Sachs Group, Inc.	400	39
Wachovia Corp.	1,000	47
Wells Fargo & Co.	900	53

		1,298

Healthcare 5.2%
Endologix, Inc. (a)	10,000	40
Guilford Pharmaceuticals, Inc. (a)	6,300	43
Nektar Therapeutics (a)	2,900	39
Praecis Pharmaceuticals, Inc. (a)	5,900	38
Sonus Pharmaceuticals, Inc. (a)	7,800	40

		200

Materials & Processing 10.0%
A. Schulman, Inc.	1,900	41
Alcoa, Inc.	1,100	42
BHP Billiton Ltd. SP - ADR	3,100	$57
Compass Minerals International, Inc. (a)	3,400	49
ESCO Technologies, Inc. (a)	900	39
Praxair, Inc.	1,200	46
Sherwin-Williams Co.	1,600	56
United States Steel Corp.	1,600	56

		386

Technology 12.6%
Agilent Technologies, Inc. (a)	1,800	53
Crown Castle International Corp. (a)	4,700	52
CSG Systems International, Inc. (a)	3,000	37
Fairchild Semiconductor International, Inc. ‘A’ (a)	2,300	57
Hewlett-Packard Co.	3,100	71
IBM Corp.	700	65
Methode Electronics, Inc. ‘A’	3,200	39
Microsoft Corp.	2,600	72
NCR Corp. (a)	1,100	43

		489

Transportation 3.3%
Celadon Group, Inc. (a)	2,900	41
HUB Group, Inc. ‘A’ (a)	2,300	50
SCS Transportation, Inc. (a)	2,100	37

		128

Utilities 1.0%
Dominion Resources, Inc.	600	38

Total Common Stocks (Cost $2,954)		3,493

EXCHANGE-TRADED FUNDS 4.5%
Index Funds 4.5%
iShares Russell 1000 Value Index Fund	3,000	175

Total Exchange-Traded Funds (Cost $162)		175

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.4%
Repurchase Agreement 5.4%
State Street Bank
0.800% due 01/02/2004	$210	210
(Dated 12/31/2003. Collateralized by Fannie Mae 6.500% due 08/15/2004 valued at $217. Repurchase proceeds are $210.)

Total Short-Term Instruments (Cost $210)		210

Total Investments 100.3% (Cost $3,326)		$3,878
Other Assets and Liabilities (Net) (0.3%)		(12)

Net Assets 100.0%		$3,866

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $119, which is 3.08% of net assets.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Schedule of Investments

NACM Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.4%
United Technologies Corp.	600	$57

Capital Goods 6.6%
3M Co.	900	76
General Electric Co.	2,600	80

		156

Communications 4.6%
Nextel Communications, Inc. ‘A’ (a)	2,700	76
Nokia Corp. SP - ADR (a)	2,000	34

		110

Consumer Discretionary 10.4%
Amazon.com, Inc. (a)	1,000	53
Best Buy Co., Inc.	1,200	63
Lowe’s Cos., Inc.	1,300	72
Wal-Mart Stores, Inc.	1,100	58

		246

Consumer Services 6.0%
Apollo Group, Inc. ‘A’ (a)	600	41
eBay, Inc. (a)	800	52
McDonald’s Corp.	2,000	50

		143

Consumer Staples 5.5%
Coca-Cola Co.	1,200	61
Procter & Gamble Co.	700	70

		131

Financial & Business Services 6.8%
Capital One Financial Corp.	800	49
J.P. Morgan Chase & Co.	1,600	59
Omnicom Group, Inc.	600	52

		160

Healthcare 18.1%
Allergan, Inc.	700	54
Amgen, Inc. (a)	1,000	62
Barr Laboratories, Inc. (a)	800	62
Boston Scientific Corp. (a)	1,800	66
Forest Laboratories, Inc. (a)	1,100	68
Medco Health Solutions, Inc. (a)	1,400	48
Pharmaceutical Resources, Inc. (a)	500	33
UnitedHealth Group, Inc. (a)	600	35

		428

Technology 38.1%
Agilent Technologies, Inc. (a)	1,700	50
Applied Materials, Inc. (a)	2,600	58
Avaya, Inc. (a)	3,000	39
Chiron Corp. (a)	1,200	68
Cisco Systems, Inc. (a)	3,900	95
Cypress Semiconductor Corp. (a)	1,600	34
Dell, Inc. (a)	1,900	64
Flextronics International Ltd. (a)	3,200	47
Intel Corp.	3,400	109
International Game Technology	900	32
Microsoft Corp.	4,300	118
PeopleSoft, Inc. (a)	2,500	57
Texas Instruments, Inc.	3,200	94
VERITAS Software Corp. (a)	1,000	37

		902

Total Common Stocks (Cost $2,091)		2,333

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
0.800% due 01/02/2004	$57	$57
(Dated 12/31/2003. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $60. Repurchase proceeds are $57.)

Total Short-Term Instruments (Cost $57)		57

Total Investments 100.9% (Cost $2,148)		$2,390
Other Assets and Liabilities (Net) (0.9%)		(21)

Net Assets 100.0%		$2,369

Notes to Schedule of Investments:

(a) Non-income producing security.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.1%
Aerospace 1.0%
Raytheon Co.	1,000	$30

Capital Goods 7.6%
3M Co.	900	77
ITT Industries, Inc.	700	52
Textron, Inc.	800	46
Tyco International Ltd.	1,500	40
Weatherford International, Inc. (a)	700	25

		240

Communications 3.3%
BellSouth Corp.	1,000	28
SBC Communications, Inc.	1,300	34
Verizon Communications, Inc.	1,200	42

		104

Consumer Discretionary 3.0%
Federated Department Stores, Inc.	900	42
TJX Companies., Inc.	2,400	53

		95

Consumer Services 7.8%
Comcast Corp. ‘A’ (a)	900	30
McDonald’s Corp.	1,100	27
Time Warner, Inc. (a)	5,000	90
Viacom, Inc. ‘B’	1,500	67
Walt Disney Co.	1,300	30

		244

Consumer Staples 5.2%
Altria Group, Inc.	300	16
Fortune Brands, Inc.	500	36
Kimberly-Clark Corp.	600	35
PepsiCo, Inc.	800	37
Procter & Gamble Co.	400	40

		164

Energy 10.5%
Apache Corp.	515	42
ChevronTexaco Corp.	900	78
ConocoPhillips	1,327	87
Exxon Mobil Corp.	2,300	94
Kerr-McGee Corp.	600	28

		329

Financial & Business Services 32.1%
Allstate Corp.	1,500	65
Ambac Financial Group, Inc.	500	35
American Express Co.	900	43
American International Group, Inc.	2,200	146
Bank of New York Co., Inc.	900	30
Citigroup, Inc.	2,800	136
FleetBoston Financial Corp.	3,000	131
J.P. Morgan Chase & Co.	3,300	121
Morgan Stanley Dean Witter & Co.	1,300	75
North Fork Bancorp., Inc.	800	32
Travelers Property Casualty Corp. ‘A’	1,738	29
Washington Mutual, Inc.	1,000	40
Wells Fargo & Co.	2,100	124

		1,007

Healthcare 9.4%
Abbott Laboratories, Inc.	1,300	61
Jefferson-Pilot Corp.	600	30
Pfizer, Inc.	2,300	81
WellPoint Health Networks, Inc. (a)	600	58
Wyeth	1,500	64

		294

Materials & Processing 2.0%
International Paper Co.	400	17
Praxair, Inc.	1,200	46

		63

Technology 10.4%
Hewlett-Packard Co.	2,000	46
Honeywell International, Inc.	1,700	57
IBM Corp.	600	$56
Lucent Technologies, Inc. (a)	6,300	18
Microsoft Corp.	3,000	83
Motorola, Inc.	3,300	46
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	1,900	19

		325

Utilities 3.8%
Dominion Resources, Inc.	500	32
FPL Group, Inc.	400	26
PPL Corp.	400	18
Public Service Enterprise Group, Inc.	500	22
TXU Corp.	900	21

		119

Total Common Stocks (Cost $2,566)		3,014

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.0%
Repurchase Agreement 7.0%
State Street Bank
0.800% due 01/02/2004	$219	219
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 1.500% due 06/17/2005 valued at $225. Repurchase proceeds are $219.)

Total Short-Term Instruments (Cost $219)		219

Total Investments 103.1% (Cost $2,785)		$3,233
Other Assets and Liabilities (Net) (3.1%)		(97)

Net Assets 100.0%		$3,136

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.9%
Capital Goods 1.6%
Cooper Industries Ltd. ‘A’	48,000	$2,781

Communications 7.2%
AT&T Corp.	152,000	3,086
SBC Communications, Inc.	120,000	3,128
Sprint Corp.	194,000	3,185
Verizon Communications, Inc.	90,000	3,157

		12,556

Consumer Discretionary 12.2%
Eastman Kodak Co.	87,000	2,233
General Motors Corp.	120,000	6,408
Limited Brands, Inc.	178,000	3,209
The May Department Stores Co.	107,000	3,111
V.F. Corp.	145,000	6,270

		21,231

Consumer Staples 9.1%
Albertson’s, Inc.	141,000	3,194
Altria Group, Inc.	59,000	3,211
ConAgra Foods, Inc.	122,000	3,220
R.J. Reynolds Tobacco Holdings, Inc.	55,000	3,198
SUPERVALU, Inc.	107,000	3,059

		15,882

Energy 12.7%
ChevronTexaco Corp.	37,000	3,196
ConocoPhillips	47,506	3,115
Eni S.p.A SP - ADR	34,000	3,229
Kerr-McGee Corp.	69,000	3,208
KeySpan Corp.	84,000	3,091
Marathon Oil Corp.	95,000	3,144
Occidental Petroleum Corp.	75,000	3,168

		22,151

Financial & Business Services 28.8%
Apartment Investment & Management Co. ‘A’	92,000	3,174
Bank of America Corp.	40,000	3,217
CIGNA Corp.	55,000	3,163
Deluxe Corp.	77,000	3,182
Duke Realty Corp.	102,000	3,162
J.P. Morgan Chase & Co.	85,000	3,122
Key Corp.	210,000	6,157
Lincoln National Corp.	77,000	3,108
Morgan Stanley Dean Witter & Co.	55,000	3,183
St. Paul Co.	77,800	3,085
Union Planters Corp.	200,000	6,298
UnumProvident Corp.	199,000	3,138
Washington Mutual, Inc.	153,000	6,138

		50,127

Healthcare 9.1%
Baxter International, Inc.	103,000	3,144
Bristol-Myers Squibb Co.	111,000	3,175
GlaxoSmithKline PLC SP - ADR	66,000	3,077
Jefferson-Pilot Corp.	62,000	3,140
Merck & Co., Inc.	70,000	3,234

		15,770

Materials & Processing 1.9%
Georgia-Pacific Corp.	104,000	3,190

Technology 1.8%
Sempra Energy	106,000	3,186

Transportation 1.9%
Burlington Northern Santa Fe Corp.	99,000	3,203

Utilities 3.6%
American Electric Power Co., Inc.	105,000	3,204
DTE Energy Co.	78,000	3,073

		6,277

Total Common Stocks (Cost $136,582)		156,354

SHORT-TERM INSTRUMENTS 18.4%
Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (a)	8,466,887	$8,467

	Principal Amount (000s)

Repurchase Agreement 13.5%
State Street Bank
0.800% due 01/02/2004	$23,571	23,571
(Dated 12/31/2003. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $24,046. Repurchase proceeds are $23,572.)

Total Short-Term Instruments (Cost $32,038)		32,038

Total Investments 108.3% (Cost $168,620)		$188,392
Other Assets and Liabilities (Net) (8.3%)		(14,367)

Net Assets 100.0%		$174,025

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $8,313, as of December 31, 2003.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 3.8%
General Dynamics Corp.	1,500	$136
Raytheon Co.	4,500	135

		271

Capital Goods 3.9%
Deere & Co.	2,100	137
General Electric Co.	4,400	136

		273

Communications 5.8%
AT&T Corp.	6,700	136
Nextel Communications, Inc. ‘A’ (a)	5,000	140
Verizon Communications, Inc.	3,900	137

		413

Consumer Discretionary 15.7%
CVS Corp.	3,900	141
General Motors Corp.	2,700	144
Masco Corp.	10,200	280
Nike, Inc. ‘B’	2,000	137
Sears, Roebuck & Co.	6,100	277
The Home Depot, Inc.	3,800	135

		1,114

Consumer Services 7.8%
Carnival Corp.	3,500	139
Cendant Corp. (a)	6,300	140
Gannett Co, Inc.	1,500	134
McDonald’s Corp.	5,700	142

		555

Consumer Staples 9.6%
Altria Group, Inc.	5,000	272
ConAgra Foods, Inc.	5,200	137
Kimberly-Clark Corp.	2,300	136
Kroger Co. (a)	7,400	137

		682

Energy 9.8%
Apache Corp.	1,700	138
ConocoPhillips	4,200	275
Occidental Petroleum Corp.	6,600	279

		692

Financial & Business Services 23.1%
Allstate Corp.	3,200	138
Capital One Financial Corp.	2,200	135
Countrywide Financial Corp.	1,800	136
Equity Office Properties Trust	9,300	266
Fannie Mae	1,800	135
J.P. Morgan Chase & Co.	7,400	272
Key Corp.	4,700	138
Marsh & McLennan Cos., Inc.	2,900	139
Travelers Property Casualty Corp. ‘A’	8,200	138
Washington Mutual, Inc.	3,400	136

		1,633

Healthcare 7.8%
Baxter International, Inc.	4,400	134
Bristol-Myers Squibb Co.	4,900	140
Merck & Co., Inc.	3,000	139
WellPoint Health Networks, Inc. (a)	1,400	136

		549

Materials & Processing 1.9%
Praxair, Inc.	3,600	137

Technology 1.9%
Seagate Technology, Inc. (a)	7,100	134

Transportation 1.9%
Burlington Northern Santa Fe Corp.	4,200	136

Utilities 3.9%
Exelon Corp.	4,100	272

Total Common Stocks (Cost $6,269)		6,861

SHORT-TERM INSTRUMENTS 14.2%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (b)	365,222	$365

	Principal Amount (000s)

Repurchase Agreement 9.1%
State Street Bank
0.800% due 01/02/2004	$644	644
(Dated 12/31/2003. Collateralized by Freddie Mac 2.750% due 08/15/2006 valued at $662. Repurchase proceeds are $644.)

Total Short-Term Instruments (Cost $1,009)		1,009

Total Investments 111.1% (Cost $7,278)		$7,870
Other Assets and Liabilities (Net) (11.1%)		(787)

Net Assets 100.0%		$7,083

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $358, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.5%
Aerospace 0.4%
Kaman Corp. ‘A’	740,000	$9,420

Building 1.9%
Hughes Supply, Inc.	440,000	21,833
M.D.C. Holdings, Inc.	312,000	20,124

		41,957

Capital Goods 9.1%
Acuity Brands, Inc.	882,000	22,756
ArvinMeritor, Inc.	980,000	23,638
Barnes Group, Inc.	651,000	21,034
Curtiss-Wright Corp.	263,600	11,865
GATX Corp.	742,000	20,761
Harsco Corp.	488,000	21,384
Precision Castparts Corp.	487,000	22,115
Regal-Beloit Corp.	749,000	16,478
Tecumseh Products Co. ‘A’	466,000	22,568
York International Corp.	582,000	21,418

		204,017

Consumer Discretionary 13.6%
Arctic Cat, Inc.	621,000	15,339
Banta Corp.	509,000	20,614
Brown Shoe Co., Inc.	611,000	23,175
Burlington Coat Factory Warehouse Corp.	784,000	16,589
Ennis Business Forms, Inc.	641,700	9,818
Handleman Co.	842,800	17,303
Kellwood Co.	533,000	21,853
Lancaster Colony Corp.	470,000	21,225
Libbey, Inc.	571,000	16,262
Maytag Corp.	732,000	20,386
Ruddick Corp.	1,164,000	20,836
Russ Berrie & Co., Inc.	481,100	16,309
Russell Corp.	1,146,000	20,124
Sturm, Ruger & Co., Inc.	748,600	8,512
The Cato Corp. ‘A’	1,020,000	20,910
Tupperware Corp.	1,277,000	22,143
Winn-Dixie Stores, Inc.	1,318,000	13,114

		304,512

Consumer Services 5.4%
Bob Evans Farms, Inc.	650,800	21,125
Callaway Golf Co.	1,247,000	21,012
IHOP Corp.	339,400	13,060
Landry’s Restaurants, Inc.	814,900	20,959
Lone Star Steakhouse & Saloon, Inc.	911,000	21,117
United Auto Group, Inc.	741,700	23,215

		120,488

Consumer Staples 6.9%
Adolph Coors Co. ‘B’	362,000	20,308
Casey’s General Stores, Inc.	1,170,000	20,662
Corn Products International, Inc.	578,000	19,912
Fresh Del Monte Produce, Inc.	863,000	20,565
Loews Corp. - Carolina Group	866,000	21,858
PepsiAmericas, Inc. (a)	611,500	10,469
Sensient Technologies Corp.	1,028,000	20,324
Universal Corp.	470,000	20,760

		154,858

Energy 8.6%
Arch Coal, Inc.	700,000	21,819
Berry Petroleum Co. ‘A’	495,000	10,024
Cabot Oil & Gas Corp.	715,000	20,985
Helmerich & Payne, Inc.	812,000	22,679
Northwest Natural Gas Co.	568,000	17,466
St. Mary Land & Exploration Co.	762,000	21,717
Tidewater, Inc.	712,000	21,275
UGI Corp.	605,000	20,509
Vintage Petroleum, Inc.	1,824,000	21,943
World Fuel Services Corp.	420,000	14,259

		192,676

Financial & Business Services 18.1%
AmerUs Group Co.	584,000	$20,422
Annaly Mortgage Management, Inc.	1,140,000	20,976
BancorpSouth, Inc.	782,000	18,549
CBL & Associates Properties, Inc.	359,000	20,283
Chittenden Corp.	215,200	7,239
Commercial Federal Corp.	760,000	20,300
Delphi Financial Group, Inc. ‘A’	564,000	20,304
First Industrial Realty Trust, Inc.	588,000	19,845
Fremont General Corp.	1,225,000	20,715
Health Care Property Investors, Inc.	415,000	21,082
Healthcare Realty Trust, Inc.	578,000	20,663
HRPT Properties Trust	2,029,000	20,473
LandAmerica Financial Group, Inc.	389,000	20,329
McGrath Rentcorp	454,000	12,371
Nationwide Health Properties, Inc.	146,800	2,870
New Plan Excel Realty Trust, Inc.	809,000	19,958
Old National Bancorp.	620,000	14,167
Provident Financial Group, Inc.	641,000	20,480
Seacoast Financial Services Corp.	735,000	20,146
Shurgard Storage Centers, Inc. ‘A’	544,000	20,482
Susquehanna Bancshares, Inc.	489,000	12,230
UMB Financial Corp.	93,000	4,421
Washington Federal, Inc.	720,000	20,448
Whitney Holding Corp.	169,200	6,935

		405,688

Healthcare 4.1%
Arrow International, Inc.	647,000	16,162
Cooper Cos., Inc.	453,000	21,350
Invacare Corp.	505,000	20,387
Landauer, Inc.	327,000	13,335
Owens & Minor, Inc.	943,000	20,661

		91,895

Materials & Processing 9.2%
Albany International Corp. ‘A’	280,000	9,492
Commercial Metals Co.	220,400	6,700
Crane Co.	700,000	21,518
Lincoln Electric Holdings, Inc.	680,000	16,823
Lubrizol Corp.	652,000	21,203
Massey Energy Co.	1,000,000	20,800
Methanex Corp.	1,907,000	21,416
Quanex Corp.	191,700	8,837
Rock-Tenn Co. ‘A’	938,000	16,190
RPM, Inc.	1,274,000	20,970
Teleflex, Inc.	424,000	20,492
Universal Forest Products, Inc.	617,500	19,871
Valmont Industries, Inc.	94,900	2,197

		206,509

Technology 3.3%
Analogic Corp.	502,300	20,594
Imation Corp.	545,000	19,157
John H. Harland Co.	740,000	20,202
Methode Electronics, Inc.	1,196,300	14,631

		74,584

Transportation 3.9%
Alexander & Baldwin, Inc.	623,000	20,989
Frontline Ltd.	880,000	22,414
Teekay Shipping Corp.	400,000	22,812
USF Corp.	603,000	20,617

		86,832

Utilities 10.0%
Atmos Energy Corp.	841,000	20,436
Cleco Corp.	1,172,900	21,089
Energen Corp.	513,000	21,048
National Fuel Gas Co.	825,000	20,163
Nicor, Inc.	608,400	20,710
OGE Energy Corp.	848,000	20,513
Peoples Energy Corp.	489,000	20,558
PNM Resources, Inc.	731,000	20,541
Vectren Corp.	827,000	20,386
Westar Energy, Inc.	1,000,000	20,250
WGL Holdings, Inc.	725,000	20,148

		225,842

Total Common Stocks (Cost $1,723,102)		2,119,278

SHORT-TERM INSTRUMENTS 10.5%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	111,070,297	111,070

	Principal Amount (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 01/02/2004	$124,098	124,098

(Dated 12/31/2003. Collateralized by Fannie Mae 2.000% due 01/15/2006 valued at $76,509, 1.200% due 08/23/2004 valued at $25,503 and 2.125% due 10/14/2005 valued at $24,585. Repurchase proceeds are $124,103.)

Total Short-Term Instruments (Cost $235,168)		235,168

Total Investments 105.0% (Cost $1,958,270)		$2,354,446
Other Assets and Liabilities (Net) (5.0%)		(111,532)

Net Assets 100.0%		$2,242,914

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $107,421, as of December 31, 2003.

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.3%
Capital Goods 8.4%
3M Co.	25,000	$2,126
Caterpillar, Inc.	25,000	2,075
General Electric Co.	50,000	1,549
Tyco International Ltd.	75,000	1,987

		7,737

Communications 1.4%
Nokia Corp. SP - ADR (a)	75,000	1,275

Consumer Discretionary 2.0%
Wal-Mart Stores, Inc.	35,000	1,857

Consumer Services 5.8%
Carnival Corp.	25,000	993
Clear Channel Communications, Inc.	35,000	1,639
Knight-Ridder, Inc.	15,000	1,161
Viacom, Inc. ‘B’	35,000	1,553

		5,346

Consumer Staples 4.3%
Altria Group, Inc.	35,000	1,905
Procter & Gamble Co.	20,000	1,998

		3,903

Energy 11.1%
BP PLC SP - ADR	50,000	2,467
ChevronTexaco Corp.	25,000	2,160
Kinder Morgan Management LLC (a)	66,296	2,848
Royal Dutch Petroleum Co.	25,000	1,310
Schlumberger Ltd.	25,000	1,368

		10,153

Financial & Business Services 25.7%
American Express Co.	35,000	1,688
American International Group, Inc.	25,000	1,657
Bank of America Corp.	25,000	2,011
Boston Properties, Inc.	35,000	1,687
CIGNA Corp.	20,000	1,150
Citigroup, Inc.	50,000	2,427
Countrywide Financial Corp.	20,000	1,517
iStar Financial, Inc.	50,000	1,945
J.P. Morgan Chase & Co.	75,000	2,755
Morgan Stanley Dean Witter & Co.	30,000	1,736
Simon Property Group, Inc.	50,000	2,317
Vornado Realty Trust	50,000	2,737

		23,627

Healthcare 7.9%
Allergan, Inc.	15,000	1,152
Boston Scientific Corp. (a)	50,000	1,838
Pfizer, Inc.	50,000	1,766
Varian Medical Systems, Inc. (a)	15,000	1,036
Wyeth	35,000	1,486

		7,278

Materials & Processing 10.5%
Alcoa, Inc.	75,000	2,850
Dow Chemical Co.	50,000	2,078
Freeport-McMoran Copper & Gold, Inc. ‘B’	75,000	3,160
International Paper Co.	35,000	1,509

		9,597

Technology 11.9%
Cisco Systems, Inc. (a)	50,000	1,214
Hewlett-Packard Co.	75,000	1,723
Honeywell International, Inc.	75,000	2,507
Intel Corp.	75,000	2,415
Mercury Interactive Corp. (a)	20,000	973
Microsoft Corp.	75,000	2,066

		10,898

Utilities 4.3%
Dominion Resources, Inc.	25,000	$1,596
Exelon Corp.	35,000	2,323

		3,919

Total Common Stocks (Cost $70,604)		85,590

CONVERTIBLE PREFERRED STOCK 2.8%
The Chubb Corp.
7.000% due 08/16/2006	35,000	1,009
The Goldman Sachs Group, Inc.
5.500% due 09/09/2004	70,000	1,583

Total Convertible Preferred Stock (Cost $2,525)		2,592

PREFERRED SECURITY 0.9%
Southern Union Co.
7.600% due 02/01/2024	30,000	802

Total Preferred Security (Cost $776)		802

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.0%
Repurchase Agreement 3.0%
State Street Bank
0.800% due 01/02/2004	$2,785	2,785
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $2,845. Repurchase proceeds are $2,785.)

Total Short-Term Instruments (Cost $2,785)		2,785

Total Investments 100.0% (Cost $76,690)		$91,769
Other Assets and Liabilities (Net) (0.0%)		(3)

Net Assets 100.0%		$91,766

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Schedule of Investments

PEA Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Capital Goods 8.3%
General Electric Co.	750,000	$23,235
Illinois Tool Works, Inc.	250,000	20,977
Tyco International Ltd.	1,000,000	26,500

		70,712

Consumer Discretionary 4.9%
The Home Depot, Inc.	650,000	23,068
Wal-Mart Stores, Inc.	350,000	18,567

		41,635

Consumer Services 12.4%
Carnival Corp.	500,000	19,865
Cendant Corp. (a)	1,000,000	22,270
Clear Channel Communications, Inc.	500,000	23,415
eBay, Inc. (a)	350,000	22,606
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	500,000	17,985

		106,141

Consumer Staples 2.9%
Procter & Gamble Co.	250,000	24,970

Energy 2.9%
Schlumberger Ltd.	450,000	24,624

Financial & Business Services 16.6%
American Express Co.	350,000	16,880
American International Group, Inc.	350,000	23,198
Bank of America Corp.	250,000	20,107
Citigroup, Inc.	750,000	36,405
Countrywide Credit Industries, Inc.	333,333	25,283
Merrill Lynch & Co.	350,000	20,527

		142,400

Healthcare 17.5%
Boston Scientific Corp. (a)	500,000	18,380
Guidant Corp.	350,000	21,070
Pfizer, Inc.	750,000	26,498
Stryker Corp.	250,000	21,253
Teva Pharmaceutical Industries Ltd. SP - ADR	350,000	19,849
UnitedHealth Group, Inc. (a)	350,000	20,363
Varian Medical Systems, Inc. (a)	325,000	22,458

		149,871

Materials & Processing 3.9%
Alcoa, Inc.	500,000	19,000
Freeport-McMoran Copper & Gold, Inc. ‘B’	350,000	14,746

		33,746

Technology 26.5%
Applied Materials, Inc. (a)	750,000	16,838
Cisco Systems, Inc. (a)	1,500,000	36,435
Dell, Inc. (a)	500,000	16,980
EMC Corp. (a)	1,500,000	19,380
Flextronics International Ltd. (a)	750,000	11,130
Intel Corp.	1,000,000	32,200
Juniper Networks, Inc. (a)	1,000,000	18,680
KLA-Tencor Corp. (a)	150,000	8,801
Mercury Interactive Corp. (a)	250,000	12,160
Microsoft Corp.	500,000	13,770
National Semiconductor Corp. (a)	250,000	9,853
SAP AG SP - ADR (a)	500,000	20,780
Xilinx, Inc. (a)	250,000	9,685

		226,692

Total Common Stocks (Cost $637,819)		820,791

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Banking & Finance 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$359	$0

Total Convertible Bonds & Notes (Cost $358)		0

	Shares

SHORT-TERM INSTRUMENTS 9.8%
Money Market Fund 5.3%
State Street Navigator Securities Lending Prime Portfolio (c)	45,983,375	45,983

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 01/02/2004	$38,399	38,399
(Dated 12/31/2003. Collateralized by Freddie Mac 2.125% due 10//06/2005 valued at $13,670 and Fannie Mae 1.500% due 08/15/2005 valued at $25,505. Repurchase proceeds are $38,401.)

Total Short-Term Instruments (Cost $84,382)		84,382

Total Investments 105.7% (Cost $722,559)		$905,173
Other Assets and Liabilities (Net) (5.7%)		(49,177)

Net Assets 100.0%		$855,996

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $45,176, as of December 31, 2003.

30    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Renaissance Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 85.8%
Aerospace 0.2%
Boeing Co.	100,000	$4,214
Goodrich Corp.	174,100	5,169

		9,383

Capital Goods 9.4%
ArvinMeritor, Inc.	2,370,000	57,164
CNH Global N.V. (a)	1,116,480	18,534
Cooper Tire & Rubber Co.	909,000	19,434
Navistar International Corp. (a)	4,882,900	233,842
Tyco International Ltd.	4,079,800	108,115
Visteon Corp.	4,361,800	45,406
Weatherford International, Inc. (a)	155,000	5,580

		488,075

Consumer Discretionary 3.4%
Dillard’s, Inc. ‘A’	322,000	5,300
Hollywood Entertainment Corp. (a)	430,000	5,912
J.C. Penney Co., Inc.	6,219,300	163,443
Newell Rubbermaid, Inc.	50,000	1,138

		175,793

Consumer Services 1.5%
Liberty Media Corp. ‘A’ (a)	6,465,981	76,881
Orbitz, Inc. ‘A’ (a)	61,000	1,415

		78,296

Consumer Staples 4.0%
Delhaize Group Ltd. (a)	270,000	13,888
Loews Corp. - Carolina Group	1,131,263	28,553
Safeway, Inc. (a)	4,717,600	103,363
Smithfield Foods, Inc. (a)	2,723,000	56,366
Tyson Foods, Inc. ‘A’	250,000	3,310

		205,480

Energy 5.9%
El Paso Corp.	6,274,600	51,389
ENSCO International, Inc.	480,000	13,042
Grant Prideco, Inc. (a)	210,000	2,734
Premcor, Inc. (a)	310,000	8,060
Pride International, Inc. (a)	8,581,238	159,954
Rowan Cos., Inc. (a)	1,897,167	43,957
Transocean, Inc. (a)	590,000	14,166
Valero Energy Corp.	190,000	8,805
Veritas DGC, Inc. (a)	730,000	7,650

		309,757

Financial & Business Services 17.9%
American Financial Group, Inc.	783,349	20,727
AmeriCredit Corp. (a)	8,486,400	135,188
CIGNA Corp.	786,000	45,195
CIT Group, Inc.	6,258,600	224,997
CNA Financial Corp.	980,800	23,637
Comerica, Inc.	600,000	33,636
Fairfax Financial Holdings Ltd.	292,850	51,241
Freddie Mac	650,000	37,908
J.P. Morgan Chase & Co.	4,306,800	158,189
Loews Corp.	2,357,700	116,588
The PMI Group, Inc.	730,000	27,178
UnumProvident Corp.	3,855,840	60,807

		935,291

Healthcare 2.0%
American Equity Investment Life Holding Co.	1,524,600	15,200
Tenet Healthcare Corp. (a)	5,175,000	83,059
The Phoenix Cos., Inc.	430,000	5,177

		103,436

Materials & Processing 14.3%
Abitibi-Consolidated, Inc.	1,230,000	9,870
Allied Waste Industries, Inc. (a)	1,080,900	15,003
Bowater, Inc.	3,393,000	157,130
Crompton Corp.	5,431,385	38,943
Eastman Chemical Co.	2,330,000	92,105
FMC Corp. (a)	1,545,000	52,731
Georgia-Pacific Corp.	1,005,800	30,848
IMC Global, Inc.	10,087,700	$100,171
Imperial Chemical Industries PLC (a)	6,350,000	22,621
Imperial Chemical Industries PLC SP - ADR	1,030,000	14,750
International Steel Group, Inc. (a)	100,000	3,895
Lyondell Chemical Co.	3,920,200	66,447
Millennium Chemicals, Inc. (a)	1,091,700	13,843
Nova Chemicals Corp.	117,000	3,153
Olin Corp.	1,180,000	23,671
Smurfit-Stone Container Corp. (a)	280,000	5,200
Solutia, Inc. (a)	4,397,000	1,605
Tembec, Inc. (a)	5,368,900	39,179
Timken Co.	2,732,700	54,818

		745,983

Technology 17.4%
Agilent Technologies, Inc. (a)	1,508,400	44,106
Arrow Electronics, Inc. (a)	955,000	22,099
Avnet, Inc. (a)	1,396,900	30,257
Honeywell International, Inc.	50,000	1,672
Kulicke & Soffa Industries, Inc. (a)	796,900	11,459
Micron Technology, Inc. (a)	19,101,972	257,304
NPTest Holding Corp. (a)	650,000	7,176
Reliant Resources, Inc. (a)	16,043,700	118,082
Sanmina-SCI Corp. (a)	12,180,386	153,595
Solectron Corp. (a)	8,255,000	48,787
Teradyne, Inc. (a)	8,440,400	214,808

		909,345

Transportation 5.5%
AMR Corp. (a)	1,513,600	19,601
CSX Corp.	4,456,400	160,163
Overnite Corp. (a)	184,500	4,197
Swift Transportation Co., Inc. (a)	4,969,800	104,465

		288,426

Utilities 4.3%
Allegheny Energy, Inc. (a)	4,605,500	58,766
PG&E Corp. (a)	6,023,400	167,270

		226,036

Total Common Stocks (Cost $3,269,097)		4,475,301

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	12,740

Total Convertible Preferred Stock (Cost $7,000)		12,740

EXCHANGE-TRADED FUNDS 2.9%
Index Funds 2.9%
iShares Russell 1000 Value Index Fund SP	1,000,000	58,370
SPDR Trust	850,000	94,588

Total Exchange-Traded Funds (Cost $146,780)		152,958

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.4%
Healthcare 0.1%
HealthSouth Corp.
3.250% due 04/01/2049 (b)	$7,000	6,720

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	12,373

Total Convertible Bonds & Notes (Cost $16,320)		19,093

	Shares	Value (000s)

SHORT-TERM INSTRUMENTS 19.3%
Money Market Fund 8.4%
State Street Navigator Securities Lending Prime Portfolio (c)	440,280,006	$440,280

	Principal Amount (000s)

Repurchase Agreement 10.9%
State Street Bank
0.800% due 01/02/2004	$567,602	567,602

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/23/2004 valued at $306,036, 2.000% due 01/14/2005 valued at $17,955 and Freddie Mac 3.875% due 02/15/2005 valued at $255,040. Repurchase proceeds are $567,625.)

Total Short-Term Instruments (Cost $1,007,882)		1,007,882

Total Investments 108.7% (Cost $4,447,079)		$5,667,974
Other Assets and Liabilities (Net) (8.7%)		(453,199)

Net Assets 100.0%		$5,214,775

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $425,987 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    31

Schedule of Investments

PEA Target Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Capital Goods 4.9%
Brunswick Corp.	300,000	$9,549
Fisher Scientific International, Inc. (a)	200,000	8,274
ITT Industries, Inc.	125,000	9,276
Jacobs Engineering Group, Inc. (a)	175,000	8,402
Zebra Technologies Corp. ‘A’ (a)	187,500	12,444

		47,945

Communications 1.1%
Cumulus Media, Inc. ‘A’ (a)	500,000	11,000

Consumer Discretionary 11.5%
Best Buy Co., Inc.	160,000	8,358
Coach, Inc. (a)	270,000	10,192
Harman International Industries, Inc.	160,000	11,837
Linens ’n Things, Inc. (a)	450,000	13,536
Marvel Enterprises, Inc. (a)	350,000	10,188
Maytag Corp.	325,000	9,051
MGM Mirage (a)	200,000	7,522
Michaels Stores, Inc.	280,000	12,376
PETsMART, Inc.	350,000	8,330
Polaris Industries, Inc.	110,000	9,744
Tempur-Pedic International, Inc. (a)	700,000	10,850

		111,984

Consumer Services 5.6%
Alliance Gaming Corp. (a)	250,000	6,162
Clear Channel Communications, Inc.	245,000	11,473
Corporate Executive Board Co. (a)	150,000	7,000
E.W. Scripps Co. ‘A’	100,000	9,414
Royal Caribbean Cruises Ltd.	325,000	11,307
XM Satellite Radio Holdings, Inc. ‘A’ (a)	350,000	9,226

		54,582

Consumer Staples 1.6%
CDW Corp.	160,000	9,242
Whole Foods Market, Inc. (a)	100,000	6,713

		15,955

Energy 4.0%
Apache Corp.	135,000	10,948
BJ Services Co. (a)	200,000	7,180
ENSCO International, Inc.	325,000	8,830
Nabors Industries Ltd. (a)	170,000	7,055
Noble Energy, Inc.	100,000	4,443

		38,456

Financial & Business Services 16.1%
Accenture Ltd. ‘A’ (a)	400,000	10,528
Affiliated Managers Group, Inc. (a)	135,000	9,395
Ambac Financial Group, Inc.	125,000	8,674
Capital One Financial Corp.	105,000	6,435
CapitalSource, Inc. (a)	325,000	7,046
Chicago Mercantile Exchange Holdings, Inc.	75,000	5,427
CIT Group, Inc.	350,000	12,582
Doral Financial Corp.	270,000	8,716
Eaton Vance Corp.	270,000	9,893
Everest Reinsurance Group Ltd.	100,000	8,460
Fidelity National Financial, Inc.	300,000	11,634
Investors Financial Services Corp.	325,000	12,483
iStar Financial, Inc.	185,000	7,196
Lamar Advertising Co. ‘A’ (a)	275,000	10,263
Legg Mason, Inc.	125,000	9,647
Radian Group, Inc.	250,000	12,188
SEI Investments Co. (a)	200,000	6,094

		156,661

Healthcare 18.5%
Andrx Group Corp. (a)	450,000	10,818
Biogen Idec, Inc. (a)	225,000	8,276
CTI Molecular Imaging, Inc. (a)	600,000	10,146
Gen-Probe, Inc. (a)	200,000	7,294
Gilead Sciences, Inc. (a)	150,000	8,721
Inamed Corp. (a)	262,500	12,616
Medicis Pharmaceutical Corp. ‘A’	151,000	$10,766
Omnicare, Inc.	300,000	12,117
PacifiCare Health Systems, Inc. (a)	125,000	8,450
Pharmaceutical Resources, Inc. (a)	100,000	6,515
Select Medical Corp.	400,000	6,512
St. Jude Medical, Inc. (a)	175,000	10,736
Teva Pharmaceutical Industries Ltd. SP - ADR	200,000	11,342
Varian Medical Systems, Inc. (a)	375,000	25,913
Waters Corp. (a)	300,000	9,948
Watson Pharmaceuticals, Inc. (a)	200,000	9,200
Zimmer Holdings, Inc. (a)	150,000	10,560

		179,930

Materials & Processing 0.4%
Millennium Chemicals, Inc. (a)	300,000	3,804

Technology 32.7%
Altera Corp. (a)	375,000	8,513
Autodesk, Inc.	500,000	12,290
Avaya, Inc. (a)	550,000	7,117
BEA Systems, Inc. (a)	675,000	8,303
Borland Software Corp. (a)	700,000	6,811
Brocade Communications Systems, Inc. (a)	1,100,000	6,358
Business Objects S.A. SP - ADR (a)	250,000	8,668
Cognos, Inc. (a)	200,000	6,124
Cree, Inc. (a)	350,000	6,192
Cymer, Inc. (a)	185,000	8,545
DST Systems, Inc. (a)	225,000	9,396
Extreme Networks, Inc. (a)	1,500,000	10,815
Flextronics International Ltd. (a)	725,000	10,759
Garmin Ltd.	200,000	10,896
Gentex Corp.	235,000	10,378
Integrated Circuit Systems, Inc. (a)	325,000	9,259
InterActive Corp. (a)	285,000	9,670
Intuit, Inc. (a)	165,000	8,730
Jabil Circuit, Inc. (a)	225,000	6,368
Juniper Networks, Inc. (a)	575,000	10,741
KLA-Tencor Corp. (a)	165,000	9,681
Lam Research Corp. (a)	375,000	12,113
LSI Logic Corp. (a)	800,000	7,096
Mercury Interactive Corp. (a)	300,000	14,592
Monster Worldwide, Inc. (a)	300,000	6,588
National Semiconductor Corp. (a)	200,000	7,882
Netscreen Technologies, Inc. (a)	500,000	12,375
Nortel Networks Corp. (a)	2,000,000	8,460
Novellus Systems, Inc. (a)	220,000	9,251
PMC-Sierra, Inc. (a)	375,000	7,556
Siebel Systems, Inc. (a)	675,000	9,362
Sohu.com, Inc. (a)	250,000	7,503
UTStarcom, Inc. (a)	500,000	18,535
VERITAS Software Corp. (a)	300,000	11,148

		318,075

Transportation 2.1%
Expeditors International Washington, Inc.	165,000	6,214
Sirva, Inc. (a)	400,000	7,816
Swift Transportation Co., Inc. (a)	300,000	6,306

		20,336

Total Common Stocks (Cost $755,386)		958,728

SHORT-TERM INSTRUMENTS 21.3%
Money Market Fund 20.5%
State Street Navigator Securities Lending Prime Portfolio (b)	199,849,205	$199,849

	Principal Amount (000s)

Repurchase Agreement 0.8%
State Street Bank
0.800% due 01/02/2004	$8,150	8,150
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 4.125% due 01/14/2005 valued at $8,314. Repurchase proceeds are $8,150.)

Total Short-Term Instruments (Cost $207,999)		207,999

Total Investments 119.8% (Cost $963,385)		$1,166,727
Other Assets and Liabilities (Net) (19.8%)		(193,122)

Net Assets 100.0%		$973,605

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $194,752, as of December 31, 2003.

32    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Value Fund

December 31, 2003 (Unaudited)

	Shares		Value (000s)

COMMON STOCKS 81.3%
Aerospace 3.2%
Boeing Co.		1,186,800	$50,012
Raytheon Co.		10,000	300

			50,312

Capital Goods 5.8%
General Electric Co.		430,000	13,321
Navistar International Corp. (a)		265,800	12,729
Tyco International Ltd.		2,442,100	64,716

			90,766

Communications 5.4%
AT&T Wireless Services, Inc. (a)		10,750,000	85,892

Consumer Discretionary 3.0%
J.C. Penney Co., Inc.		1,809,100	47,543

Consumer Services 4.9%
Liberty Media Corp. ‘A’ (a)		6,141,899	73,027
Time Warner, Inc. (a)		270,000	4,857

			77,884

Consumer Staples 8.1%
Altria Group, Inc.		1,275,000	69,385
Safeway, Inc. (a)		2,257,600	49,464
Sara Lee Corp.		430,000	9,335

			128,184

Energy 4.3%
ConocoPhillips		240,000	15,737
Nabors Industries Ltd. (a)		708,800	29,415
Royal Dutch Petroleum Co.		440,000	23,052

			68,204

Financial & Business Services 14.2%
American International Group, Inc.		40,000	2,651
Citigroup, Inc.		1,000,000	48,540
FleetBoston Financial Corp.		535,000	23,353
Freddie Mac		540,000	31,493
Hartford Financial Services Group, Inc.		50,000	2,952
J.P. Morgan Chase & Co.		1,363,200	50,070
Key Corp.		1,250,000	36,650
Merrill Lynch & Co.		10,000	587
Morgan Stanley Dean Witter & Co.		130,000	7,523
Prudential Financial, Inc.		230,000	9,607
Travelers Property Casualty Corp. ‘A’		598,900	10,050

			223,476

Healthcare 7.9%
Baxter International, Inc.		1,051,000	32,077
Bristol-Myers Squibb Co.		50,000	1,430
HCA, Inc.		570,000	24,487
Merck & Co., Inc.		300,000	13,860
Schering-Plough Corp.		3,037,300	52,819

			124,673

Materials & Processing 7.2%
Alcan, Inc.		156,420	7,344
Dow Chemical Co.		1,495,000	62,147
E.I. du Pont de Nemours & Co.		80,000	3,671
International Paper Co.		520,000	22,417
Waste Management, Inc.		600,000	17,760

			113,339

Technology 17.3%
Agilent Technologies, Inc. (a)		2,395,500	70,044
Hewlett-Packard Co.		1,607,249	36,919
Honeywell International, Inc.		1,260,000	42,122
Micron Technology, Inc. (a)		5,551,677	74,781
Teradyne, Inc. (a)		1,911,200	48,640

			272,506

Total Common Stocks (Cost $1,033,547)			1,282,779

EXCHANGE-TRADED FUNDS 6.0%
Index Funds 6.0%
iShares Russell 1000 Value Index Fund SP		800,000	$46,696
SPDR Trust		427,000	47,517

Total Exchange-Traded Funds (Cost $83,405)			94,213

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.2%
Banking & Finance 0.6%
SMFG Finance Ltd.
2.250% due 07/11/2005 (b)	JY	588,000	10,273

Industrials 0.6%
Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,664
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,844
3.125% due 01/15/2023		1,500	2,059

			9,567

Total Convertible Bonds & Notes (Cost $12,224)			19,840

	Shares

SHORT-TERM INSTRUMENTS 16.7%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (c)		79,917,719	79,918

	Principal Amount (000s)

Repurchase Agreement 11.6%
State Street Bank
0.800% due 01/02/2004		$183,223	183,223

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/30/2004 valued at $25,504, 1.250% due 08/27/2004 valued at $25,503, 1.720% due 03/24/2005 valued at $25,503, 2.125% due 10/14/2005 valued at $25,504 and 3.000% due 06/15/2004 valued at $25,504. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $25,504 and 2.625% due 05/15/2007 valued at $25,502. Collateralized by Freddie Mac 2.250% due 10/27/2005 valued at $8,389. Repurchase proceeds are $183,230.)

Total Short-Term Instruments (Cost $263,141)			263,141

Total Investments 105.2% (Cost $1,392,317)			$1,659,973
Other Assets and Liabilities (Net) (5.2%)			(81,411)

Net Assets 100.0%			$1,578,562

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Principal amount denoted in indicated currency:

JY – Japanese Yen

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $77,805, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    33

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.9%
United Technologies Corp.	163,000	$15,448

Capital Goods 5.4%
3M Co.	124,500	10,586
Danaher Corp.	35,500	3,257
General Electric Co.	482,500	14,948

		28,791

Communications 2.3%
Nokia Oyj SP - ADR (a)	288,000	4,896
Vodafone Group PLC SP - ADR	291,000	7,287

		12,183

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	56,000	2,662
Lowe’s Cos., Inc.	158,000	8,752
Nike, Inc. ‘B’	96,500	6,606
Starbucks Corp. (a)	259,500	8,579
Wal-Mart Stores, Inc.	259,500	13,766

		40,365

Consumer Services 7.0%
Apollo Group, Inc. ‘A’ (a)	77,000	5,236
Carnival Corp.	121,000	4,807
eBay, Inc. (a)	73,500	4,747
News Corp. Ltd. SP - ADR	52,000	1,573
Tribune Co.	110,500	5,702
Viacom, Inc. ‘B’	342,500	15,200

		37,265

Consumer Staples 8.4%
Coca-Cola Co.	134,000	6,800
PepsiCo, Inc.	172,500	8,042
Procter & Gamble Co.	107,000	10,687
SYSCO Corp.	174,500	6,497
Walgreen Co.	351,000	12,769

		44,795

Energy 6.0%
Baker Hughes, Inc.	265,500	8,538
BJ Services Co. (a)	143,000	5,134
BP PLC SP - ADR	112,000	5,527
Exxon Mobil Corp.	234,500	9,615
Schlumberger Ltd.	57,500	3,146

		31,960

Financial & Business Services 11.5%
Accenture Ltd. ‘A’ (a)	217,500	5,725
AFLAC, Inc.	89,000	3,220
Citigroup, Inc.	184,000	8,931
Fannie Mae	140,000	10,508
Fifth Third Bancorp.	77,000	4,551
Franklin Resources, Inc.	111,000	5,779
Golden West Financial Corp.	31,000	3,199
M&T Bank Corp.	28,500	2,802
Merrill Lynch & Co.	128,000	7,507
Safeco Corp.	66,500	2,589
The Goldman Sachs Group, Inc.	43,500	4,295
Zions Bancorporation	41,500	2,545

		61,651

Healthcare 21.6%
Amgen, Inc. (a)	174,500	10,784
Boston Scientific Corp. (a)	239,500	8,804
Cardinal Health, Inc.	51,000	3,119
Eli Lilly & Co.	91,500	6,435
Genentech, Inc. (a)	65,500	6,129
Gilead Sciences, Inc. (a)	136,500	7,936
Johnson & Johnson	114,000	5,889
Medtronic, Inc.	150,500	7,316
Pfizer, Inc.	718,000	25,367
St. Jude Medical, Inc. (a)	181,000	$11,104
Stryker Corp.	57,000	4,846
Teva Pharmaceutical Industries Ltd. SP - ADR	122,000	6,919
Wyeth	258,000	10,952

		115,600

Materials & Processing 2.4%
Air Products & Chemicals, Inc.	83,000	4,385
Alcan, Inc.	177,000	8,310

		12,695

Technology 21.8%
ASML Holding NV (a)	416,000	8,341
Cisco Systems, Inc. (a)	527,000	12,801
Dell, Inc. (a)	344,500	11,699
Electronic Arts, Inc. (a)	164,500	7,860
Hewlett-Packard Co.	237,000	5,444
Intel Corp.	399,000	12,848
Maxim Integrated Products, Inc.	80,500	4,009
Microchip Technology, Inc.	86,000	2,869
Microsoft Corp.	420,000	11,567
Oracle Corp. (a)	1,125,000	14,850
SAP AG SP - ADR (a)	147,500	6,130
VERITAS Software Corp. (a)	204,500	7,599
Yahoo, Inc. (a)	241,000	10,886

		116,903

Transportation 1.7%
United Parcel Service, Inc. ‘B’	120,000	8,946

Total Common Stocks (Cost $471,467)		526,602

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.1%
Repurchase Agreement 3.1%
State Street Bank
0.800% due 01/02/2004	$16,709	16,709
(Dated 12/31/2003. Collateralized by Freddie Mac 2.050% due 01/28/2005 valued at $17,044. Repurchase proceeds are $16,710.)

Total Short-Term Instruments (Cost $16,709)		16,709

Total Investments 101.6% (Cost $488,176)		$543,311
Other Assets and Liabilities (Net) (1.6%)		(8,784)

Net Assets 100.0%		$534,527

Notes to Schedule of Investments:

(a) Non-income producing security.

34    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.5%
Aerospace 2.3%
Alliant Techsystems, Inc. (a)	36,000	$2,079
Goodrich Corp.	117,700	3,495

		5,574

Capital Goods 6.0%
American Standard Cos., Inc. (a)	22,930	2,309
Danaher Corp.	52,550	4,821
Ingersoll-Rand Co. ‘A’	15,000	1,018
SPX Corp. (a)	78,900	4,640
Weatherford International, Inc. (a)	54,000	1,944

		14,732

Communications 5.8%
Amdocs Ltd. (a)	104,500	2,349
Cox Radio, Inc. ‘A’ (a)	134,700	3,399
Entercom Communications Corp. (a)	41,000	2,171
Macromedia, Inc. (a)	173,000	3,086
Westwood One, Inc. (a)	95,600	3,271

		14,276

Consumer Discretionary 15.1%
99 Cents Only Stores (a)	20,200	550
AdvancePCS, Inc. (a)	75,300	3,965
Bed, Bath & Beyond, Inc. (a)	6,900	299
Cintas Corp. (a)	88,050	4,414
Coach, Inc. (a)	15,600	589
Dollar Tree Stores, Inc. (a)	99,300	2,985
Harley-Davidson, Inc.	12,700	604
Harman International Industries, Inc.	19,000	1,406
Linens ’n Things, Inc. (a)	65,000	1,955
Marvel Enterprises, Inc. (a)	93,800	2,731
Mattel, Inc.	45,600	879
Nike, Inc. ‘B’	41,300	2,827
Starbucks Corp. (a)	88,300	2,919
The Estee Lauder Cos., Inc. ‘A’	100,100	3,930
TJX Companies., Inc.	146,100	3,222
Williams-Sonoma, Inc. (a)	112,900	3,926

		37,201

Consumer Services 4.6%
Career Education Corp. (a)	23,400	938
E.W. Scripps Co. ‘A’	23,200	2,184
Hilton Hotels Corp.	131,000	2,244
Manpower, Inc.	18,100	852
Royal Caribbean Cruises Ltd.	42,800	1,489
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	76,700	2,759
The Cheesecake Factory, Inc. (a)	21,900	964

		11,430

Consumer Staples 3.9%
CDW Corp.	58,900	3,402
Dean Foods Co. (a)	107,550	3,535
Performance Food Group Co. (a)	71,500	2,586

		9,523

Energy 6.2%
Apache Corp.	17,200	1,395
BJ Services Co. (a)	93,050	3,341
Nabors Industries Ltd. (a)	73,000	3,030
Noble Corp. (a)	50,000	1,789
Patterson-UTI Energy, Inc. (a)	19,500	642
Smith International, Inc. (a)	64,750	2,688
XTO Energy, Inc.	87,000	2,462

		15,347

Financial & Business Services 9.3%
ARAMARK Corp. ‘B’ (a)	103,300	2,833
Bank of Hawaii Corp.	41,800	1,764
Chicago Mercantile Exchange Holdings, Inc.	34,000	2,460
Federated Investors, Inc. ‘B’	13,400	$393
Fiserv, Inc. (a)	17,184	679
Franklin Resources, Inc.	9,277	483
Golden West Financial Corp.	14,500	1,496
Lamar Advertising Co. ‘A’ (a)	39,700	1,482
M&T Bank Corp.	16,200	1,592
Mellon Financial Corp.	57,900	1,859
Perot Systems Corp. ‘A’ (a)	35,000	472
Willis Group Holdings Ltd.	92,345	3,146
XL Capital Ltd. ‘A’	24,364	1,889
Zions Bancorporation	37,300	2,288

		22,836

Healthcare 16.7%
Aetna, Inc.	46,800	3,163
Allergan, Inc.	33,100	2,542
AmerisourceBergen Corp.	22,000	1,235
Angiotech Pharmaceuticals, Inc. (a)	54,900	2,525
Anthem, Inc. (a)	33,000	2,475
Biogen Idec, Inc. (a)	80,000	2,942
Biomet, Inc.	8,300	302
Covance, Inc. (a)	25,300	678
Cytyc Corp. (a)	73,100	1,006
Gilead Sciences, Inc. (a)	46,700	2,715
ICOS Corp. (a)	7,750	320
McKesson Corp.	11,100	363
MedImmune, Inc. (a)	21,200	539
MGI Pharma, Inc. (a)	43,400	1,786
Millennium Pharmaceuticals, Inc. (a)	30,500	569
Mylan Laboratories, Inc.	15,700	397
Neurocrine Biosciences, Inc. (a)	33,800	1,843
PacifiCare Health Systems, Inc. (a)	6,000	406
St. Jude Medical, Inc. (a)	57,100	3,503
Stryker Corp.	34,000	2,890
Teva Pharmaceutical Industries Ltd. SP - ADR	34,000	1,928
Varian Medical Systems, Inc. (a)	33,700	2,329
Watson Pharmaceuticals, Inc. (a)	5,700	262
WellPoint Health Networks, Inc. (a)	19,400	1,882
Zimmer Holdings, Inc. (a)	35,900	2,527

		41,127

Materials & Processing 2.9%
Air Products & Chemicals, Inc.	58,000	3,064
Fastenal Co.	46,500	2,322
Valspar Corp.	33,150	1,638

		7,024

Technology 23.2%
Adtran, Inc.	71,500	2,217
Affiliated Computer Services, Inc. ‘A’ (a)	62,500	3,404
Agere Systems, Inc. ‘A’ (a)	579,300	1,767
Citrix Systems, Inc. (a)	174,900	3,710
Comverse Technology, Inc. (a)	45,500	800
Cypress Semiconductor Corp. (a)	30,400	649
DST Systems, Inc. (a)	80,900	3,378
Electronic Arts, Inc. (a)	68,300	3,263
Emulex Corp. (a)	71,800	1,916
Fairchild Semiconductor International, Inc. ‘A’ (a)	52,900	1,321
Intersil Corp. ‘A’ (a)	115,000	2,858
Jabil Circuit, Inc. (a)	121,400	3,436
KLA-Tencor Corp. (a)	15,200	892
L-3 Communications Holdings, Inc. (a)	63,700	3,272
Marvell Technology Group Ltd. (a)	44,400	1,684
Mercury Interactive Corp. (a)	70,800	3,444
Microchip Technology, Inc.	121,600	4,057
Molex, Inc. ‘A’	67,600	1,985
National Semiconductor Corp. (a)	22,400	883
Novell, Inc. (a)	352,300	3,706
SunGard Data Systems, Inc. (a)	92,140	2,553
Symantec Corp. (a)	88,300	$3,060
The BISYS Group, Inc. (a)	106,000	1,577
THQ, Inc. (a)	40,000	676
Western Digital Corp. (a)	58,100	685

		57,193

Transportation 1.5%
Expeditors International Washington, Inc.	97,000	3,653

Total Common Stocks (Cost $209,051)		239,916

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
0.800% due 01/02/2004	$2,250	2,250
(Dated 12/31/2003. Collateralized by Federal Farm Credits Bank 2.375% due 10/01/2004 valued at $2,297. Repurchase proceeds are $2,250.)

Total Short-Term Instruments (Cost $2,250)		2,250

Total Investments 98.4% (Cost $211,301)		$242,166
Other Assets and Liabilities (Net) 1.6%		3,973

Net Assets 100.0%		$246,139

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    35

Schedule of Investments

RCM Tax-Managed Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.8%
Aerospace 3.8%
United Technologies Corp.	14,800	$1,403

Building 1.0%
Trex Co., Inc. (a)	10,000	380

Capital Goods 4.6%
3M Co.	9,000	765
General Electric Co.	30,000	929

		1,694

Communications 3.6%
Nokia Oyj SP - ADR (a)	45,000	765
Vodafone Group PLC SP - ADR	22,500	563

		1,328

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	16,350	777
Harman International Industries, Inc.	7,700	570
Starbucks Corp. (a)	22,700	750
Wal-Mart Stores, Inc.	12,200	647

		2,744

Consumer Services 4.3%
E.W. Scripps Co. ‘A’	8,000	753
Viacom, Inc. ‘B’	19,000	843

		1,596

Consumer Staples 15.3%
Anheuser-Busch Cos., Inc.	14,200	748
Colgate-Palmolive Co.	15,000	751
PepsiCo, Inc.	16,000	746
SYSCO Corp.	36,000	1,340
Walgreen Co.	39,500	1,437
Whole Foods Market, Inc. (a)	8,600	577

		5,599

Energy 6.8%
Baker Hughes, Inc.	17,500	563
BJ Services Co. (a)	32,000	1,149
BP PLC SP - ADR	15,500	765

		2,477

Financial & Business Services 8.9%
Accenture Ltd. ‘A’ (a)	28,500	750
American International Group, Inc.	3,000	199
Automatic Data Processing, Inc.	9,500	376
Merrill Lynch & Co.	16,500	968
Willis Group Holdings Ltd.	28,000	954

		3,247

Healthcare 20.7%
Amgen, Inc. (a)	17,000	1,051
Genentech, Inc. (a)	4,500	421
Johnson & Johnson	12,500	646
Medtronic, Inc.	16,500	802
Pfizer, Inc.	52,500	1,855
Stryker Corp.	9,450	803
Teva Pharmaceutical Industries Ltd. SP - ADR	19,000	1,077
Wyeth	22,000	934

		7,589

Technology 19.2%
Cisco Systems, Inc. (a)	31,000	753
Dell, Inc. (a)	22,500	764
Garmin Ltd.	10,800	588
Gentex Corp.	17,500	773
Intel Corp.	34,800	1,121
Microsoft Corp.	55,000	1,515
Novell, Inc. (a)	39,500	416
Oracle Corp. (a)	62,000	818
VERITAS Software Corp. (a)	5,000	$186
Yahoo, Inc. (a)	2,100	95

		7,029

Transportation 3.1%
United Parcel Service, Inc. ‘A’	15,075	1,124

Total Common Stocks (Cost $31,739)		36,210

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.0%
Repurchase Agreement 2.0%
State Street Bank
0.800% due 01/02/2004	$708	708
(Dated 12/31/2003. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $725. Repurchase proceeds are $708.)

Total Short-Term Instruments (Cost $708)		708

Total Investments 100.8% (Cost $32,447)		$36,918
Other Assets and Liabilities (Net) (0.8%)		(277)

Net Assets 100.0%		$36,641

Notes to Schedule of Investments:

(a) Non-income producing security.

36    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

(This Page Intentionally Left Blank)

12.31.03  |  PIMCO Funds Semi-Annual Report    37

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations

CCM Capital Appreciation Fund
Class D
12/31/2003 +	$13.95	$(0.01	)(a)	$1.84	(a)	$1.83

06/30/2003	14.56	(0.01	)(a)	(0.60	)(a)	(0.61)

06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)

06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)

06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33

06/30/1999	26.01	0.06	(a)	2.34	(a)	2.40

CCM Mid-Cap Fund
Class D
12/31/2003 +	$17.38	$(0.02	)(a)	$2.71	(a)	$2.69

06/30/2003	17.84	(0.06	)(a)	(0.40	)(a)	(0.46)

06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)

06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)

06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84

06/30/1999	23.99	0.03	(a)	(0.04	)(a)	(0.01)

NACM Flex-Cap Value Fund
Class D
12/31/2003 +	$12.38	$0.01	(a)	$2.45	(a)	$2.46

07/19/2002 - 06/30/2003	10.00	0.06	(a)	2.52	(a)	2.58

NACM Growth Fund
Class D
12/31/2003 +	$11.21	$(0.03	)(a)	$0.85	(a)	$0.82

07/19/2002 - 06/30/2003	10.00	(0.04	)(a)	1.25	(a)	1.21

NACM Value Fund
Class D
12/31/2003 +	$11.99	$0.05	(a)	$1.61	(a)	$1.66

07/19/2002 - 06/30/2003	10.00	0.11	(a)	2.03	(a)	2.14

NFJ Dividend Value Fund
Class D
12/31/2003 +	$10.51	$0.15	(a)	$1.67	(a)	$1.82

06/30/2003	11.32	0.27	(a)	(0.28	)(a)	(0.01)

10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15

NFJ Large-Cap Value Fund
Class D
12/31/2003 +	$12.23	$0.11	(a)	$1.82	(a)	$1.93

07/19/2002 - 06/30/2003	11.07	0.22	(a)	1.39	(a)	1.61

NFJ Small-Cap Value Fund
Class D
12/31/2003 +	$21.92	$0.19	(a)	$3.84	(a)	$4.03

06/30/2003	21.85	0.41	(a)	(0.06	)(a)	0.35

06/30/2001 - 06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00

PEA Growth & Income Fund
Class D
12/31/2003 +	$6.51	$0.05	(a)	$1.07	(a)	$1.12

06/30/2003	6.98	0.08	(a)	(0.45	)(a)	(0.37)

06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)

07/31/2000 - 06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.

38    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions	Net Asset Value End of Period

CCM Capital Appreciation Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00		$0.00	$15.78

06/30/2003	0.00	0.00	0.00		0.00	13.95

06/30/2002	(0.03)	0.00	0.00		(0.03)	14.56

06/30/2001	(0.13)	(7.98)	0.00		(8.11)	17.45

06/30/2000	(0.08)	(5.00)	0.00		(5.08)	26.88

06/30/1999	(0.13)	(1.65)	0.00		(1.78)	26.63

CCM Mid-Cap Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00		$0.00	$20.07

06/30/2003	0.00	0.00	0.00		0.00	17.38

06/30/2002	(0.11)	0.00	(0.02)		(0.13)	17.84

06/30/2001	(0.13)	(8.79)	0.00		(8.92)	21.13

06/30/2000	(0.01)	(0.02)	0.00		(0.03)	30.71

06/30/1999	(0.01)	(1.07)	0.00		(1.08)	22.90

NACM Flex-Cap Value Fund
Class D
12/31/2003 +	$(0.02)	$(0.42)	$0.00		$(0.44)	$14.40

07/19/2002 - 06/30/2003	(0.03)	(0.17)	0.00		(0.20)	12.38

NACM Growth Fund
Class D
12/31/2003 +	$0.00	$(0.13)	$0.00		$(0.13)	$11.90

07/19/2002 - 06/30/2003	0.00	0.00	0.00		0.00	11.21

NACM Value Fund
Class D
12/31/2003 +	$(0.07)	$(0.26)	$0.00		$(0.33)	$13.32

07/19/2002 - 06/30/2003	(0.06)	(0.09)	0.00		(0.15)	11.99

NFJ Dividend Value Fund
Class D
12/31/2003 +	$(0.12)	$(0.09)	$0.00		$(0.21)	$12.12

06/30/2003	(0.30)	(0.50)	0.00		(0.80)	10.51

10/31/2001 - 06/30/2002	(0.28)	(0.86)	0.00		(1.14)	11.32

NFJ Large-Cap Value Fund
Class D
12/31/2003 +	$(0.11)	$0.00	$0.00		$(0.11)	$14.05

07/19/2002 - 06/30/2003	(0.19)	(0.26)	0.00		(0.45)	12.23

NFJ Small-Cap Value Fund
Class D
12/31/2003 +	$(0.27)	$(0.23)	$0.00		$(0.50)	$25.45

06/30/2003	(0.23)	(0.05)	0.00		(0.28)	21.92

06/30/2001 - 06/30/2002	0.00	0.00	0.00		0.00	21.85

PEA Growth & Income Fund
Class D
12/31/2003 +	$(0.06)	$0.00	$0.00		$(0.06)	$7.57

06/30/2003	(0.10)	0.00	0.00		(0.10)	6.51

06/30/2002	(0.03)	0.00	0.00		(0.03)	6.98

07/31/2000 - 06/30/2001	(0.03)	(3.63)	0.00		(3.66)	9.22

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

CCM Capital Appreciation Fund
Class D
12/31/2003 +	13.12%	$4,517	1.11	%(d)*	(0.09)%*	67%

06/30/2003	(4.19)	3,780	1.10		(0.07)	161

06/30/2002	(16.43)	3,655	1.11	(d)	0.08	110

06/30/2001	(9.18)	2,937	1.10		0.18	112

06/30/2000	22.84	524	1.11	(c)	(0.10)	119

06/30/1999	10.17	339	1.10		0.24	120

CCM Mid-Cap Fund
Class D
12/31/2003 +	15.48%	$14,498	1.11	%(d)*	(0.21)%*	72%

06/30/2003	(2.58)	10,333	1.11	(d)	(0.35)	155

06/30/2002	(14.98)	6,716	1.11	(d)	0.02	168

06/30/2001	(5.65)	6,981	1.10		0.44	153

06/30/2000	34.24	796	1.11	(c)	(0.05)	164

06/30/1999	0.25	359	1.10		0.16	85

NACM Flex-Cap Value Fund
Class D
12/31/2003 +	19.92%	$33	1.40	%*	0.19%*	74%

07/19/2002 - 06/30/2003	26.01	15	1.41	(f)(g)*	0.55 *	173

NACM Growth Fund
Class D
12/31/2003 +	7.35%	$12	1.25	%*	(0.57)%*	80%

07/19/2002 - 06/30/2003	12.10	11	1.25	(i)*	(0.42)*	167

NACM Value Fund
Class D
12/31/2003 +	14.00%	$28	1.25	%*	0.81%*	22%

07/19/2002 - 06/30/2003	21.52	12	1.25	(j)*	1.05 *	84

NFJ Dividend Value Fund
Class D
12/31/2003 +	17.45%	$154	1.21	%(h)*	2.56%*	27%

06/30/2003	0.43	42	1.20		2.82	43

10/31/2001 - 06/30/2002	10.51	83	1.21	(e)*	2.41 *	50

NFJ Large-Cap Value Fund
Class D
12/31/2003 +	15.83%	$26	1.21	%(h)*	1.65%*	79%

07/19/2002 - 06/30/2003	(3.55)	59	1.20	*	2.02 *	54

NFJ Small-Cap Value Fund
Class D
12/31/2003 +	18.47%	$5,302	1.26	%(b)*	1.63%*	13%

06/30/2003	1.75	2,158	1.25		1.98	20

06/30/2001 - 06/30/2002	0.00	11	1.25	*	0.00 *	40

PEA Growth & Income Fund
Class D
12/31/2003 +	17.20%	$533	1.36	%(k)*	1.38%*	30%

06/30/2003	(5.18)	331	1.35		1.35	84

06/30/2002	(23.95)	78	1.35		1.02	101

07/31/2000 - 06/30/2001	4.50	11	1.35	*	0.69 *	77

(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(j)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.81%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    39

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations

PEA Growth Fund
Class D
12/31/2003 +	$14.76	$(0.02	)(a)	$2.20	(a)	$2.18

06/30/2003	16.00	(0.03	)(a)	(1.21	)(a)	(1.24)

06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)

06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)

01/31/2000 - 06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92

PEA Renaissance Fund
Class D
12/31/2003 +	$17.24	$(0.02	)(a)	$5.89	(a)	$5.87

06/30/2003	19.16	0.01	(a)	(1.24	)(a)	(1.23)

06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12

06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56

06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22

06/30/1999	19.10	0.00	(a)	1.45	(a)	1.45

PEA Target Fund
Class D
12/31/2003 +	$13.34	$(0.05	)(a)	$2.72	(a)	$2.67

06/30/2003	13.31	(0.08	)(a)	0.11	(a)	0.03

06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)

06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)

06/12/2000 - 06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68

PEA Value Fund
Class D
12/31/2003 +	$12.70	$0.05	(a)	$2.90	(a)	$2.95

06/30/2003	13.73	0.10	(a)	(0.55	)(a)	(0.45)

06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)

06/30/2001	11.37	0.10	(a)	4.72	(a)	4.82

06/30/2000	15.29	0.23	(a)	(1.34	)(a)	(1.11)

06/30/1999	15.64	0.23	(a)	1.37	(a)	1.60

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.

40    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

PEA Growth Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00	$16.94	14.77%

06/30/2003	0.00	0.00	0.00	14.76	(7.75)

06/30/2002	0.00	(0.16)	(0.16)	16.00	(25.76)

06/30/2001	0.00	(2.35)	(2.35)	21.73	(32.38)

01/31/2000 - 06/30/2000	0.00	0.00	0.00	34.76	5.85

PEA Renaissance Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00	$23.11	34.05%

06/30/2003	0.00	(0.69)	(0.69)	17.24	(5.90)

06/30/2002	0.00	(1.32)	(1.32)	19.16	5.46

06/30/2001	(0.06)	(1.13)	(1.19)	19.36	38.27

06/30/2000	0.00	(3.45)	(3.45)	14.99	3.56

06/30/1999	0.00	(2.33)	(2.33)	18.22	10.01

PEA Target Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00	$16.01	20.02%

06/30/2003	0.00	0.00	0.00	13.34	0.22

06/30/2002	0.00	0.00	0.00	13.31	(31.04)

06/30/2001	0.00	(4.03)	(4.03)	19.30	(27.82)

06/12/2000 - 06/30/2000	0.00	0.00	0.00	31.14	2.23

PEA Value Fund
Class D
12/31/2003 +	$(0.07)	$0.00	$(0.07)	$15.58	23.24%

06/30/2003	0.00	(0.58)	(0.58)	12.70	(2.73)

06/30/2002	0.00	(1.91)	(1.91)	13.73	(3.73)

06/30/2001	(0.09)	0.00	(0.09)	16.10	42.66

06/30/2000	(0.24)	(2.57)	(2.81)	11.37	(7.07)

06/30/1999	(0.23)	(1.72)	(1.95)	15.29	12.00

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

PEA Growth Fund
Class D
12/31/2003 +	$124	1.16	%(e)*	(0.21	)%*	37%

06/30/2003	72	1.16	(e)	0.19		70

06/30/2002	35	1.16	(e)	(0.29)		76

06/30/2001	74	1.15		(0.47)		85

01/31/2000 - 06/30/2000	11	1.16	*	(0.78	)*	72

PEA Renaissance Fund
Class D
12/31/2003 +	$298,278	1.26	%(b)*	(0.18	)%*	35%

06/30/2003	86,043	1.26	(b)	0.09		76

06/30/2002	146,584	1.26	(b)	0.04		109

06/30/2001	19,710	1.25		0.48		138

06/30/2000	1,286	1.25		2.21		133

06/30/1999	192	1.25		(0.02)		221

PEA Target Fund
Class D
12/31/2003 +	$1,342	1.21	%(f)*	(0.73	)%*	46%

06/30/2003	1,166	1.21	(f)	(0.71)		105

06/30/2002	978	1.21	(f)	(0.66)		114

06/30/2001	1,763	1.20		(0.70)		109

06/12/2000 - 06/30/2000	10	1.20	*	(0.69	)*	99

PEA Value Fund
Class D
12/31/2003 +	$84,357	1.11	%(c)*	0.73	%*	41%

06/30/2003	37,032	1.10		0.85		152

06/30/2002	40,769	1.10		0.55		190

06/30/2001	4,003	1.10		0.66		204

06/30/2000	46	1.11	(d)	1.71		196

06/30/1999	118	1.10		1.61		101

(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

RCM Large-Cap Growth Fund
Class D
12/31/2003 +	$10.84	$0.00	(a)	$1.02	(a)	$1.02	$(0.03)

06/30/2003	10.85	0.03	(a)	(0.01	)(a)	0.02	(0.03)

06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00

01/01/2001 - 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00

12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00

03/02/1999 - 12/31/1999	16.60	(0.08	)(a)	6.45	(a)	6.37	0.00

RCM Mid-Cap Fund
Class D
12/31/2003 +	$2.06	$(0.01	)(a)	$0.30	(a)	$0.29	$0.00

06/30/2003	1.99	(0.01	)(a)	0.08	(a)	0.07	0.00

06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00

01/01/2001 - 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00

12/29/2000 - 12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00

RCM Tax-Managed Growth Fund
Class D
12/31/2003 +	$9.41	$(0.01	)(a)	$1.06	(a)	$1.05	$0.00

06/30/2003	9.41	(0.01	)(a)	0.01	(a)	0.00	0.00

06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00

01/01/2001 - 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00

12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00

02/12/1999 - 12/31/1999	10.34	(0.29	)(a)	5.13	(a)	4.84	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

42    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return

RCM Large-Cap Growth Fund
Class D
12/31/2003 +	$0.00	$(0.03)	$0.00	$11.83	9.40%

06/30/2003	0.00	(0.03)	0.00	10.84	0.21

06/30/2002	0.00	0.00	0.00	10.85	(22.83)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	14.06	(16.16)

12/31/2000	(0.61)	(0.61)	0.00	16.77	(8.71)

03/02/1999 - 12/31/1999	(3.97)	(3.97)	0.00	19.00	40.48

RCM Mid-Cap Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00	$2.35	14.08%

06/30/2003	0.00	0.00	0.00	2.06	3.52

06/30/2002	0.00	0.00	0.00	1.99	(28.16)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	2.77	(16.82)

12/29/2000 - 12/31/2000	0.00	0.00	0.00	3.33	0.00

RCM Tax-Managed Growth Fund
Class D
12/31/2003 +	$0.00	$0.00	$0.00	$10.46	11.16%

06/30/2003	0.00	0.00	0.00	9.41	0.00

06/30/2002	0.00	0.00	0.00	9.41	(20.12)

01/01/2001 - 06/30/2001	0.00	0.00	0.24	11.78	(14.26)

12/31/2000	0.00	0.00	0.00	13.75	(8.09)

02/12/1999 - 12/31/1999	(0.23)	(0.23)	0.00	14.95	47.07

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

RCM Large-Cap Growth Fund
Class D
12/31/2003 +	$89,286	1.21	%(c)*	1.21	%(c)*	0.07	%*	37%

06/30/2003	70,789	1.00		1.00		0.33		25

06/30/2002	57,703	1.00		1.13		0.07		36

01/01/2001 - 06/30/2001	41,355	1.00	*	1.36	*	(0.10	)*	19

12/31/2000	22,782	1.08		1.74		(0.29)		42

03/02/1999 - 12/31/1999	926	1.20	*	60.04	*	(0.55	)*	109

RCM Mid-Cap Fund
Class D
12/31/2003 +	$1,120	1.23	%(d)*	1.23	%(d)*	(0.81	)%*	71%

06/30/2003	3,374	1.04	(b)	1.04	(b)	(0.70)		132

06/30/2002	3,975	1.02		1.69		(0.80)		142

01/01/2001 - 06/30/2001	440	1.02	*	9.57	*	(0.54	)*	76

12/29/2000 - 12/31/2000	50	0.00	*	0.00	*	0.00	*	193

RCM Tax-Managed Growth Fund
Class D
12/31/2003 +	$3,245	1.36	%(e)*	1.36	%(e)*	(0.28	)%*	80%

06/30/2003	3,120	1.35		1.35		(0.15)		74

06/30/2002	3,860	1.46		2.58		(0.42)		68

01/01/2001 - 06/30/2001	5,889	1.50	*	2.98	*	(0.67	)*	40

12/31/2000	6,052	1.50		3.03		(0.75)		85

02/12/1999 - 12/31/1999	759	1.50	*	35.08	*	(2.66	)*	43

(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    43

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Dividend Value Fund

Assets:
Investments, at value	$937,648	$774,477	$3,878	$2,390	$3,233	$164,821

Repurchase agreement, at value	0	0	0	0	0	23,571

Cash	1	0	210	0	1	1

Security lending interest receivable	5	5	0	0	0	1

Receivable for investments sold	0	597	0	0	0	0

Receivable for Fund shares sold	1,283	1,004	3	0	20	1,755

Interest and dividends receivable	442	223	3	1	3	444

	939,379	776,306	4,094	2,391	3,257	190,593

Liabilities:
Payable for investments purchased	$26,039	$21,289	$223	$10	$118	$7,756

Payable for Fund shares redeemed	2,408	14,778	0	10	0	151

Payable for collateral for securities on loan	43,607	36,647	0	0	0	8,467

Accrued investment advisory fee	333	278	2	1	1	61

Accrued administration fee	231	192	1	1	1	58

Accrued distribution fee	158	120	1	0	1	49

Accrued servicing fee	76	62	1	0	0	24

Other liabilities	0	0	0	0	0	2

	72,852	73,366	228	22	121	16,568

Net Assets	$866,527	$702,940	$3,866	$2,369	$3,136	$174,025

Net Assets Consist of:
Paid in capital	$885,715	$771,642	$3,238	$2,129	$2,657	$152,273

Undistributed (overdistributed) net investment income	(286)	(592)	43	(5)	45	771

Accumulated undistributed net realized gain (loss)	(150,839)	(184,275)	33	3	(14)	1,209

Net unrealized appreciation	131,937	116,165	552	242	448	19,772

	$866,527	$702,940	$3,866	$2,369	$3,136	$174,025

Net Assets:
Class D	$4,517	$14,498	$33	$12	$28	$154

Other Classes	862,010	688,442	3,833	2,357	3,108	173,871

Shares Issued and Outstanding:
Class D	286	723	2	1	2	13

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$15.78	$20.07	$14.40	$11.90	$13.32	$12.12

Cost of Investments Owned	$805,711	$658,313	$3,326	$2,148	$2,785	$168,620

44    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund

Assets:
Investments, at value	$7,870	$2,354,446	$91,769	$905,173	$5,100,372

Repurchase agreement, at value	0	0	0	0	567,602

Cash	0	0	1	98	1

Security lending interest receivable	0	16	0	7	87

Receivable for investments sold	0	5,666	0	0	40,547

Receivable for Fund shares sold	9	19,577	207	178	28,207

Interest and dividends receivable	18	4,424	91	877	3,121

	7,897	2,384,129	92,068	906,333	5,739,937

Liabilities:
Payable for investments purchased	$355	$1,201	$0	$0	$61,556

Payable for Fund shares redeemed	86	26,077	167	3,035	16,515

Payable for collateral for securities on loan	365	111,070	0	45,983	440,280

Accrued investment advisory fee	3	1,151	46	370	2,565

Accrued administration fee	2	725	37	294	1,585

Accrued distribution fee	2	583	35	474	1,671

Accrued servicing fee	1	408	17	181	988

Other liabilities	0	0	0	0	2

	814	141,215	302	50,337	525,162

Net Assets	$7,083	$2,242,914	$91,766	$855,996	$5,214,775

Net Assets Consist of:
Paid in capital	$6,260	$1,808,930	$121,183	$1,126,432	$4,719,241

Undistributed (overdistributed) net investment income	(2)	441	(59)	(3,763)	(10,786)

Accumulated undistributed net realized gain (loss)	233	37,367	(44,438)	(449,287)	(714,594)

Net unrealized appreciation	592	396,176	15,080	182,614	1,220,914

	$7,083	$2,242,914	$91,766	$855,996	$5,214,775

Net Assets:
Class D	$26	$5,302	$533	$124	$298,278

Other Classes	7,057	2,237,612	91,233	855,872	4,916,497

Shares Issued and Outstanding:
Class D	2	208	70	7	12,904

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$14.05	$25.45	$7.57	$16.94	$23.11

Cost of Investments Owned	$7,278	$1,958,270	$76,690	$722,559	$4,447,079

Amounts in thousands, except per share amounts	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

Assets:
Investments, at value	$1,166,727	$1,476,750	$543,311	$242,166	$36,918

Repurchase agreement, at value	0	183,223	0	0	0

Cash	71	0	1	2,519	1

Security lending interest receivable	27	0	0	0	0

Receivable for investments sold	9,822	13,228	450	3,694	92

Receivable for Fund shares sold	2,296	12,811	2,448	3,699	75

Interest and dividends receivable	88	2,772	405	164	32

	1,179,031	1,688,792	546,615	252,242	37,118

Liabilities:
Payable for investments purchased	$1,283	$25,735	$11,385	$3,064	$400

Payable for Fund shares redeemed	2,835	2,703	284	2,868	24

Payable for collateral for securities on loan	199,849	79,918	0	0	0

Accrued investment advisory fee	462	570	204	101	19

Accrued administration fee	329	486	158	66	15

Accrued distribution fee	470	516	24	2	11

Accrued servicing fee	198	283	28	2	7

Other liabilities	0	19	5	0	1

	205,426	110,230	12,088	6,103	477

Net Assets	$973,605	$1,578,562	$534,527	$246,139	$36,641

Net Assets Consist of:
Paid in capital	$1,148,997	$1,462,370	$542,672	$612,690	$43,678

Undistributed (overdistributed) net investment income	(5,903)	1,837	10	(452)	(49)

Accumulated undistributed net realized gain (loss)	(372,830)	(153,309)	(63,290)	(396,965)	(8,167)

Net unrealized appreciation	203,341	267,664	55,135	30,866	1,179

	$973,605	$1,578,562	$534,527	$246,139	$36,641

Net Assets:
Class D	$1,342	$84,357	$89,286	$1,120	$3,245

Other Classes	972,263	1,494,205	445,241	245,019	33,396

Shares Issued and Outstanding:
Class D	84	5,415	7,550	477	310

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$16.01	$15.58	$11.83	$2.35	$10.46

Cost of Investments Owned	$963,385	$1,392,317	$488,176	$211,301	$32,447

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    45

Statements of Operations

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$168	$122	$1

Dividends, net of foreign taxes	3,948	2,889	19

Security lending income	24	25	0

Miscellaneous income	1	1	0

Total Income	4,141	3,037	20

Expenses:
Investment advisory fees	1,820	1,524	8

Administration fees	1,261	1,051	5

Servicing fees - Class D	5	16	0

Distribution and/or servicing fees - Other Classes	1,306	1,007	4

Trustees’ fees	35	30	0

Organization costs	0	0	0

Interest expense	0	1	0

Total Expenses	4,427	3,629	17

Net Investment Income (Loss)	(286)	(592)	3

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	43,993	70,883	141

Net realized gain on options	0	0	0

Net realized gain on foreign currency transactions	0	0	0

Net change in unrealized appreciation on investments	54,694	25,170	346

Net change in unrealized (depreciation) on options	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain	98,687	96,053	487

Net Increase in Assets Resulting from Operations	$98,401	$95,461	$490

Amounts in thousands	NACM Value Fund	NACM Growth Fund	NFJ Dividend Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$1	$1	$47

Dividends, net of foreign taxes	6	24	2,095

Security lending income	0	0	5

Miscellaneous income	0	0	0

Total Income	7	25	2,147

Expenses:
Investment advisory fees	5	6	262

Administration fees	4	5	241

Servicing fees - Class D	0	0	0

Distribution and/or servicing fees - Other Classes	3	4	284

Trustees’ fees	0	0	4

Organization costs	0	0	0

Interest expense	0	0	0

Total Expenses	12	15	791

Net Investment Income (Loss)	(5)	10	1,356

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	30	47	3,292

Net realized gain on options	0	0	0

Net realized gain on foreign currency transactions	0	0	0

Net change in unrealized appreciation on investments	105	283	15,447

Net change in unrealized (depreciation) on options	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain	135	330	18,739

Net Increase in Assets Resulting from Operations	$130	$340	$20,095

46    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$1	$588	$8	$53	$1,833

Dividends, net of foreign taxes	75	27,007	1,095	3,792	20,282

Security lending income	0	66	0	22	924

Miscellaneous income	0	1	0	0	1

Total Income	76	27,662	1,103	3,867	23,040

Expenses:
Investment advisory fees	12	5,798	244	2,125	12,538

Administration fees	10	3,657	193	1,687	7,840

Servicing fees - Class D	0	5	1	0	240

Distribution and/or servicing fees - Other Classes	10	5,083	274	3,777	13,046

Trustees’ fees	0	73	4	41	162

Organization costs	0	0	0	0	0

Interest expense	0	0	0	0	0

Total Expenses	32	14,616	716	7,630	33,826

Net Investment Income (Loss)	44	13,046	387	(3,763)	(10,786)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	340	55,095	968	32,568	193,666

Net realized gain on options	0	0	0	0	0

Net realized gain on foreign currency transactions	0	0	0	0	254

Net change in unrealized appreciation on investments	424	259,667	11,489	84,125	1,033,896

Net change in unrealized (depreciation) on options	0	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	8

Net Gain	764	314,762	12,457	116,693	1,227,824

Net Increase in Assets Resulting from Operations	$808	$327,808	$12,844	$112,930	$1,217,038

Amounts in thousands	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$114	$604	$51	$30	$6

Dividends, net of foreign taxes	1,991	10,318	3,132	481	128

Security lending income	149	43	0	0	0

Miscellaneous income	0	0	0	0	0

Total Income	2,254	10,965	3,183	511	134

Expenses:
Investment advisory fees	2,564	2,709	1,118	566	70

Administration fees	1,825	2,311	861	369	54

Servicing fees - Class D	2	65	101	4	4

Distribution and/or servicing fees - Other Classes	3,725	3,817	188	13	54

Trustees’ fees	41	47	21	11	1

Organization costs	0	0	0	0	0

Interest expense	0	0	0	0	0

Total Expenses	8,157	8,949	2,289	963	183

Net Investment Income (Loss)	(5,903)	2,016	894	(452)	(49)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	65,259	90,589	(5,351)	21,804	2,149

Net realized gain on options	51	0	0	0	0

Net realized gain on foreign currency transactions	0	450	0	0	0

Net change in unrealized appreciation on investments	104,446	164,501	49,897	9,958	410

Net change in unrealized (depreciation) on options	(15)	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	8	0	0	0

Net Gain	169,741	255,548	44,546	31,762	2,559

Net Increase in Assets Resulting from Operations	$163,838	$257,564	$45,440	$31,310	$2,510

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    47

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(286)	$(275)	$(592)	$(1,638)	$3	$10

Net realized gain (loss)	43,993	(126,201)	70,883	(98,497)	141	59

Net change in unrealized appreciation	54,694	104,149	25,170	59,956	346	206

Net increase (decrease) resulting from operations	98,401	(22,327)	95,461	(40,179)	490	275

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	(9)	(5)

From net realized capital gains
Class D	0	0	0	0	(1)	0

Other Classes	0	0	0	0	(104)	(19)

Tax basis return of capital
Class D	0	0	0	0	0	0

Other Classes	0	(35)	0	0	0	0

Total Distributions	0	(35)	0	0	(114)	(24)

Fund Share Transactions:
Receipts for shares sold
Class D	533	2,096	3,454	5,623	37	13

Other Classes	107,005	256,000	85,804	171,474	2,126	1,271

Issued as reinvestment of distributions
Class D	0	0	0	0	1	0

Other Classes	0	34	0	0	96	23

Cost of shares redeemed
Class D	(307)	(1,860)	(1,081)	(2,192)	(25)	0

Other Classes	(68,766)	(186,859)	(99,586)	(407,059)	(166)	(137)

Net increase (decrease) resulting from Fund share transactions	38,465	69,411	(11,409)	(232,154)	2,069	1,170

Fund Redemption Fee	0	0	0	2	0	0

Total Increase (Decrease) in Net Assets	136,866	47,049	84,052	(272,331)	2,445	1,421

Net Assets:
Beginning of period	729,661	682,612	618,888	891,219	1,421	0

End of period*	$866,527	$729,661	$702,940	$618,888	$3,866	$1,421

* Including undistributed (overdistributed) net investment income of:	$(286)	$0	$(592)	$0	$43	$49

48    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NACM Growth Fund		NACM Value Fund		NFJ Dividend Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(5)	$0	$10	$16	$1,356	$1,639

Net realized gain (loss)	30	(1)	47	48	3,292	956

Net change in unrealized appreciation	105	137	283	165	15,447	872

Net increase (decrease) resulting from operations	130	136	340	229	20,095	3,467

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	(1)	(2)

Other Classes	0	0	(14)	(8)	(1,340)	(1,787)

From net realized capital gains
Class D	0	0	(1)	0	(1)	(4)

Other Classes	(26)	0	(58)	(9)	(1,137)	(2,345)

Tax basis return of capital
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(26)	0	(73)	(17)	(2,479)	(4,138)

Fund Share Transactions:
Receipts for shares sold
Class D	0	10	13	10	98	155

Other Classes	1,104	1,354	1,188	1,569	86,187	48,573

Issued as reinvestment of distributions
Class D	0	0	1	0	2	6

Other Classes	22	0	66	17	2,012	3,845

Cost of shares redeemed
Class D	0	0	0	0	(1)	(182)

Other Classes	(312)	(49)	(133)	(74)	(9,564)	(14,547)

Net increase (decrease) resulting from Fund share transactions	814	1,315	1,135	1,522	78,734	37,850

Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	918	1,451	1,402	1,734	96,350	37,179

Net Assets:
Beginning of period	1,451	0	1,734	0	77,675	40,496

End of period*	$2,369	$1,451	$3,136	$1,734	$174,025	$77,675

* Including undistributed (overdistributed) net investment income of:	$(5)	$0	$45	$49	$771	$756

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$44	$58	$13,046	$14,981

Net realized gain (loss)	340	(98)	55,095	8,649

Net change in unrealized appreciation	424	70	259,667	41,862

Net increase (decrease) resulting from operations	808	30	327,808	65,492

Distributions to Shareholders:
From net investment income
Class D	0	0	(55)	(2)

Other Classes	(57)	(52)	(21,247)	(9,280)

From net realized capital gains
Class D	0	0	(47)	0

Other Classes	0	(60)	(20,325)	(2,712)

Tax basis return of capital
Class D	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(57)	(112)	(41,674)	(11,994)

Fund Share Transactions:
Receipts for shares sold
Class D	12	63	2,779	2,089

Other Classes	3,225	2,942	664,206	1,052,449

Issued as reinvestment of distributions
Class D	0	0	102	1

Other Classes	53	105	31,301	8,579

Cost of shares redeemed
Class D	(48)	(5)	(358)	(97)

Other Classes	(666)	(1,101)	(264,550)	(423,697)

Net increase (decrease) resulting from Fund share transactions	2,576	2,004	433,480	639,324

Fund Redemption Fee	0	0	4	114

Total Increase (Decrease) in Net Assets	3,327	1,922	719,618	692,936

Net Assets:
Beginning of period	3,756	1,834	1,523,296	830,360

End of period*	$7,083	$3,756	$2,242,914	$1,523,296

* Including undistributed (overdistributed) net investment income of:	$(2)	$11	$441	$8,697

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    49

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth & Income Fund		PEA Growth Fund		PEA Renaissance Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$387	$692	$(3,763)	$(7,295)	$(10,786)	$(9,762)

Net realized gain (loss)	968	(8,585)	32,568	(137,374)	193,920	(874,032)

Net change in unrealized appreciation	11,489	3,608	84,125	45,321	1,033,904	461,155

Net increase (decrease) resulting from operations	12,844	(4,285)	112,930	(99,348)	1,217,038	(422,639)

Distributions to Shareholders:
From net investment income
Class D	(3)	(5)	0	0	0	0

Other Classes	(537)	(841)	0	0	0	0

From net realized capital gains
Class D	0	0	0	0	0	(3,367)

Other Classes	0	0	0	0	0	(139,888)

Tax basis return of capital
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	(7)

Total Distributions	(540)	(846)	0	0	0	(143,262)

Fund Share Transactions:
Receipts for shares sold
Class D	247	463	40	42	188,417	31,372

Other Classes	22,556	46,031	40,229	606,654	920,176	736,042

Issued in reorganization
Class D	0	0	0	14	0	0

Other Classes	0	0	0	16,877	0	0

Issued as reinvestment of distributions
Class D	3	3	0	0	0	3,291

Other Classes	448	720	0	0	0	110,609

Cost of shares redeemed
Class D	(110)	(229)	0	(21)	(31,651)	(72,037)

Other Classes	(15,811)	(46,372)	(121,873)	(834,246)	(417,213)	(1,268,860)

Net increase (decrease) resulting from Fund share transactions	7,333	616	(81,604)	(210,680)	659,729	(459,583)

Fund Redemption Fee	0	0	0	0	29	5

Total Increase (Decrease) in Net Assets	19,637	(4,515)	31,326	(310,028)	1,876,796	(1,025,479)

Net Assets:
Beginning of period	72,129	76,644	824,670	1,134,698	3,337,979	4,363,458

End of period*	$91,766	$72,129	$855,996	$824,670	$5,214,775	$3,337,979

* Including undistributed (overdistributed) net investment income of:	$(59)	$94	$(3,763)	$0	$(10,786)	$0

50    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PEA Target Fund		PEA Value Fund		RCM Large-Cap Growth Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(5,903)	$(10,339)	$2,016	$3,932	$894	$1,487

Net realized gain (loss)	65,310	(114,998)	91,039	(239,518)	(5,351)	(23,595)

Net change in unrealized appreciation	104,431	93,351	164,509	222,679	49,897	32,583

Net increase (decrease) resulting from operations	163,838	(31,986)	257,564	(12,907)	45,440	10,475

Distributions to Shareholders:
From net investment income
Class D	0	0	(336)	0	(213)	(172)

Other Classes	0	0	(3,597)	0	(1,588)	(727)

From net realized capital gains
Class D	0	0	0	(1,653)	0	0

Other Classes	0	0	0	(40,411)	0	0

Tax basis return of capital
Class D	0	0	0	0	0	(29)

Other Classes	0	0	0	0	0	(123)

Total Distributions	0	0	(3,933)	(42,064)	(1,801)	(1,051)

Fund Share Transactions:
Receipts for shares sold
Class D	267	433	44,203	20,241	22,249	44,447

Other Classes	70,265	622,137	416,976	523,275	105,006	241,434

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	328	1,627	205	200

Other Classes	0	0	3,076	33,125	1,488	803

Cost of shares redeemed
Class D	(311)	(251)	(8,608)	(21,283)	(11,090)	(32,615)

Other Classes	(100,975)	(827,869)	(105,825)	(361,410)	(79,547)	(61,034)

Net increase (decrease) resulting from Fund share transactions	(30,754)	(205,550)	350,150	195,575	38,311	193,235

Fund Redemption Fee	0	0	1	11	9	22

Total Increase (Decrease) in Net Assets	133,084	(237,536)	603,782	140,615	81,959	202,681

Net Assets:
Beginning of period	840,521	1,078,057	974,780	834,165	452,568	249,887

End of period*	$973,605	$840,521	$1,578,562	$974,780	$534,527	$452,568

* Including undistributed (overdistributed) net investment income of:	$(5,903)	$0	$1,837	$3,754	$10	$917

Amounts in thousands	RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(452)	$(1,022)	$(49)	$(3)

Net realized gain (loss)	21,804	(45,491)	2,149	(632)

Net change in unrealized appreciation	9,958	39,934	410	706

Net increase (decrease) resulting from operations	31,310	(6,579)	2,510	71

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class D	0	0	0	0

Other Classes	0	0	0	0

Tax basis return of capital
Class D	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	409	1,282	55	551

Other Classes	28,013	65,793	5,781	10,058

Issued in reorganization
Class D	0	0	121	0

Other Classes	0	0	20,148	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(3,143)	(1,938)	(392)	(1,208)

Other Classes	(40,459)	(183,572)	(2,674)	(5,350)

Net increase (decrease) resulting from Fund share transactions	(15,180)	(118,435)	23,039	4,051

Fund Redemption Fee	0	39	0	0

Total Increase (Decrease) in Net Assets	16,130	(124,975)	25,549	4,122

Net Assets:
Beginning of period	230,009	354,984	11,092	6,970

End of period*	$246,139	$230,009	$36,641	$11,092

* Including undistributed (overdistributed) net investment income of:	$(452)	$0	$(49)	$0

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    51

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Large-Cap Value1, NFJ Dividend Value2 and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Asset Allocation, NFJ Large-Cap Value, NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Basic Value Fund officially changed its name to the NFJ Large-Cap Value Fund.
[2]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

52    PIMCO Funds Semi-Annual Report  |  12.31.03

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $6,676; CCM Mid-Cap Fund - $4,154; NFJ Dividend Value Fund - $2,525; NFJ Small-Cap Value Fund - $34,262; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $8,646; PEA Renaissance Fund - $73,040; PEA Target Fund - $17,863; PEA Value Fund - $72,926; RCM Large-Cap Growth Fund - $19,014; RCM Mid-Cap Fund - $769; and RCM Tax-Managed Growth Fund - $1,455.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld for the PEA Value Fund were $21,371.

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.47% for the RCM Mid-Cap Fund; 0.50% for the NACM Growth, NACM Value and PEA Growth Funds; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income, PEA Renaissance and RCM Tax-Managed Growth Funds; 0.65% for the NACM Flex-Cap Value and PEA Opportunity Funds; and 0.45% for all other Funds.

Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

12.31.03  |  PIMCO Funds Semi-Annual Report    53

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Large-Cap Value, NFJ Dividend Value, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the NACM Flex-Cap Value, NACM Growth, NACM Value, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Large-Cap Value, NFJ Dividend Value, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. The Redemption Fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $9,051,227 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or

54    PIMCO Funds Semi-Annual Report  |  12.31.03

employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors have agreed to waive a portion of the NACM Flex-Cap Value, NACM Growth and NACM Value Funds’ advisory and administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admin. Class	Class A	Class B	Class C	Class D

NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	1.41%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

CCM Capital Appreciation Fund	$546,150	$506,240
CCM Mid-Cap Fund	468,916	462,347
NACM Flex-Cap Value Fund	3,547	1,737
NACM Growth Fund	2,305	1,466
NACM Value Fund	1,539	484
NFJ Dividend Value Fund	87,751	22,869
NFJ Large Cap Value Fund	6,427	3,872
NFJ Small-Cap Value Fund	630,938	226,030
PEA Growth & Income Fund	30,265	23,930
PEA Growth Fund	300,925	406,913
PEA Renaissance Fund	1,744,512	1,331,213
PEA Target Fund	417,296	447,630
PEA Value Fund	697,823	443,587
RCM Large-Cap Growth Fund	226,564	178,642
RCM Mid-Cap Fund	164,357	179,089
RCM Tax-Managed Growth Fund	37,584	17,217

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium

Balance at 06/30/2003	$1,090
Sales	287
Closing Buys	(459)
Expirations	(918)
Exercised	0

Balance at 12/31/2003	$0

12.31.03  |  PIMCO Funds Semi-Annual Report    55

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	35	$533	161	$2,096

Other Classes	7,233	107,005	19,865	256,000

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	3	34

Cost of shares redeemed
Class D	(20)	(307)	(141)	(1,860)

Other Classes	(4,625)	(68,766)	(14,497)	(186,859)

Net increase (decrease) resulting from Fund share transactions	2,623	$38,465	5,391	$69,411

	CCM Mid-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	185	$3,454	358	$5,623

Other Classes	4,599	85,804	10,879	171,474

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(57)	(1,081)	(139)	(2,192)

Other Classes	(5,300)	(99,586)	(25,342)	(407,059)

Net increase (decrease) resulting from Fund share transactions	(573)	$(11,409)	(14,244)	$(232,154)

	NACM Flex-Cap Value Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	3	$37	1	$13

Other Classes	160	2,126	123	1,271

Issued as reinvestment of distributions
Class D	0	1	0	0

Other Classes	6	96	2	23

Cost of shares redeemed
Class D	(2)	(25)	0	0

Other Classes	(11)	(166)	(12)	(137)

Net increase (decrease) resulting from Fund share transactions	156	$2,069	114	$1,170

	NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	121	$2,779	102	$2,089

Other Classes	28,956	664,206	53,235	1,052,449

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	4	102	0	1

Other Classes	1,299	31,301	434	8,579

Cost of shares redeemed
Class D	(15)	(358)	(5)	(97)

Other Classes	(11,322)	(264,550)	(21,649)	(423,697)

Net increase (decrease) resulting from Fund share transactions	19,043	$433,480	32,117	$639,324

	PEA Growth & Income Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	35	$247	77	$463

Other Classes	3,309	22,556	7,486	46,031

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	3	1	3

Other Classes	63	448	119	720

Cost of shares redeemed
Class D	(16)	(110)	(38)	(229)

Other Classes	(2,329)	(15,811)	(7,516)	(46,372)

Net increase (decrease) resulting from Fund share transactions	1,062	$7,333	129	$616

	PEA Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2	$40	3	$42

Other Classes	2,385	40,229	37,788	606,654

Issued in reorganization
Class D	0	0	1	14

Other Classes	0	0	1,213	16,877

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	0	0	(1)	(21)

Other Classes	(7,671)	(121,873)	(53,642)	(834,246)

Net increase (decrease) resulting from Fund share transactions	(5,284)	$(81,604)	(14,638)	$(210,680)

56    PIMCO Funds Semi-Annual Report  |  12.31.03

	NACM Growth Fund				NACM Value Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003		Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	0	$0	1	$10	1	$13	1	$10

Other Classes	95	1,104	132	1,354	94	1,188	149	1,569

Issued as reinvestment of distributions
Class D	0	0	0	0	0	1	0	0

Other Classes	1	22	0	0	6	66	1	17

Cost of shares redeemed
Class D	0	0	0	0	0	0	0	0

Other Classes	(26)	(312)	(4)	(49)	(10)	(133)	(7)	(74)

Net increase (decrease) resulting from Fund share transactions	70	$814	129	$1,315	91	$1,135	144	$1,522

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003		Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	9	$98	15	$155	1	$12	5	$63

Other Classes	7,712	86,187	4,951	48,573	248	3,225	253	2,942

Issued as reinvestment of distributions
Class D	0	2	1	6	0	0	0	0

Other Classes	175	2,012	386	3,845	4	53	9	105

Cost of shares redeemed
Class D	0	(1)	(19)	(182)	(4)	(48)	0	(5)

Other Classes	(873)	(9,564)	(1,495)	(14,547)	(51)	(666)	(99)	(1,101)

Net increase (decrease) resulting from Fund share transactions	7,023	$78,734	3,839	$37,850	198	$2,576	168	$2,004

	PEA Renaissance Fund				PEA Target Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003		Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	9,482	$188,417	1,925	$31,372	18	$267	35	$433

Other Classes	46,349	920,176	49,439	736,042	4,993	70,265	54,290	622,137

Issued in reorganization
Class D	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	218	3,291	0	0	0	0

Other Classes	0	0	7,551	110,609	0	0	0	0

Cost of shares redeemed
Class D	(1,570)	(31,651)	(4,803)	(72,037)	(21)	(311)	(21)	(251)

Other Classes	(21,457)	(417,213)	(88,561)	(1,268,860)	(7,415)	(100,975)	(73,590)	(827,869)

Net increase (decrease) resulting from Fund share transactions	32,804	$659,729	(34,231)	$(459,583)	(2,425)	$(30,754)	(19,286)	$(205,550)

	PEA Value Fund				RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003		Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	3,110	$44,203	1,754	$20,241	1,988	$22,249	4,343	$44,447

Other Classes	29,790	416,976	46,131	523,275	9,245	105,006	23,219	241,434

Issued in reorganization
Class D	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	22	328	145	1,627	18	205	20	200

Other Classes	210	3,076	2,973	33,125	128	1,488	78	803

Cost of shares redeemed
Class D	(632)	(8,608)	(1,954)	(21,283)	(987)	(11,090)	(3,147)	(32,615)

Other Classes	(7,733)	(105,825)	(32,606)	(361,410)	(6,977)	(79,547)	(5,958)	(61,034)

Net increase (decrease) resulting from Fund share transactions	24,767	$350,150	16,443	$195,575	3,415	$38,311	18,555	$193,235

12.31.03  |  PIMCO Funds Semi-Annual Report    57

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

6. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Mid-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	189	$409	706	$1,282

Other Classes	12,699	28,013	35,748	65,793

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(1,352)	(3,143)	(1,063)	(1,938)

Other Classes	(18,298)	(40,459)	(101,739)	(183,572)

Net increase (decrease) resulting from Fund share transactions	(6,762)	$(15,180)	(66,348)	$(118,435)

	RCM Tax-Managed Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	6	$55	62	$551

Other Classes	585	5,781	1,108	10,058

Issued in reorganization
Class D	12	121	0	0

Other Classes	2,037	20,148	0	0

Cost of shares redeemed
Class D	(39)	(392)	(141)	(1,208)

Other Classes	(262)	(2,674)	(593)	(5,350)

Net increase (decrease) resulting from Fund share transactions	2,339	$23,039	436	$4,051

7. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statements purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follow (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
CCM Capital Appreciation Fund	$133,771	$(1,834)	$131,937
CCM Mid-Cap Fund	122,054	(5,890)	116,164
NACM Flex-Cap Value Fund	553	(1)	552
NACM Growth Fund	251	(9)	242
NACM Value Fund	451	(3)	448
NFJ Dividend Value Fund	20,782	(1,010)	19,772
NFJ Large-Cap Value Fund	651	(59)	592
NFJ Small-Cap Value Fund	405,130	(8,954)	396,176
PEA Growth & Income Fund	15,637	(558)	15,079
PEA Growth Fund	187,055	(4,441)	182,614
PEA Renaissance Fund	1,262,682	(41,787)	1,220,895
PEA Target Fund	213,576	(10,234)	203,342
PEA Value Fund	277,169	(9,513)	267,656
RCM Large-Cap Growth Fund	56,575	(1,440)	55,135
RCM Mid-Cap Fund	33,868	(3,003)	30,865
RCM Tax-Managed Growth Fund	4,568	(97)	4,471

58    PIMCO Funds Semi-Annual Report  |  12.31.03

8. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
RCM Tax-Managed Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	20,269	20,269	14,813	35,083	3,293

9. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

12.31.03  |  PIMCO Funds Semi-Annual Report    59

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Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC (formerly, PIMCO Equity Advisors LLC), RCM Capital Management LLC

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report.	PZ032S.1/04

PIMCO

ADVISORS

Semi-Annual Report

12.31.03

PIMCO International/Sector Stock Funds

Share Class

D

GLOBAL STOCK FUNDS

NACM Global Fund

RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

RCM International

Growth Equity Fund

NACM Pacific Rim Fund

SECTOR-RELATED STOCK FUNDS

RCM Global Healthcare Fund

RCM Global Technology Fund

PEA Innovation Fund

RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, in the opinion of the Investment Advisor, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	PIMCO NACM Global Fund Class D Shares delivered a total return of 22.47% for the six-month period ended December 31, 2003. This compared favorably to the 20.60% return of its benchmark, the MSCI All-Country World Free Index, in the same time period.

•	Large economies around the world—U.S., Japan, Germany and UK—are all showing positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the market higher.

•	Top-performing sectors were information technology and consumer discretionary. From a regional perspective, Germany and Japan were positive contributors while Canada and Mexico trailed.

•	Top-performing stocks were Seimens AG from Germany (an electronics and communications conglomerate), which benefited from the global recover; and E*Trade Financial Corp (an online diversified financial services company), as improving investor demand and a potential acquirer pushed shares higher.

•	Positions which hindered performance were Seagate Technology and Monster Worldwide, which have ultimately been sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Global Fund Class D	22.47%	38.02%	—	—	28.53%

MSCI All-Country World Free Index	20.60%	34.63%	—	—	—

Lipper Global Fund Average	19.72%	32.09%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalized equity securities of issuers located in more than 50 countries worldwide.

•	The Fund’s Class D Shares delivered a total return of 18.35% for the six-month period ended December 31, 2003. This performance fell short of the 23.44% return for the benchmark, the MSCI EAFE Growth Index, in the same time period.

•	Large economies around the world—U.S., Japan, Germany and UK—all showed positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the equity markets higher.

•	Information technology and consumer discretionary stocks were generally the top performers. U.S. investors benefited from a weak dollar as both the Euro and Yen rose relative to the dollar.

•	Top-performing stocks were SAP AG from Germany (a leading software company), which has benefited from the global recovery, and China Telecom Group (a Chinese telecommunication company), which rose on improving revenues and increased investor demand for Chinese companies.

•	Positions which hindered performance included NTT DoCoMo Inc., a Japanese telecommunications company and Keyence Corp, a Japanese supplier of sensors and measurement equipment for factory automation. Both have ultimately been sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM International Fund Class D	18.35%	28.89%	—	—	15.66%

MSCI EAFE Growth Index	23.44%	32.47%	—	—	—

Lipper International Fund Average	23.93%	34.74%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim.

•	The Fund’s Class D Shares delivered a total return of 34.87% for the six-month period ended December 31, 2003, outperforming the 30.63% return of the MSCI Pacific Index for the same time period.

•	Japanese stocks rebounded as investors cheered the announcement that the government would take over the bankrupt regional bank Ashikaga. The Bank of Japan also issued its fourth consecutive upbeat monthly outlook. Global demand for Japanese goods continued to grow and private consumption, which had been falling, began to stabilize as the decline in household income came to a halt.

•	Good stock selection in Japan and Hong Kong helped the Fund outperform while positions in Malaysia hindered performance. Top-performing sectors were cyclically sensitive ones, such as information technology and consumer discretionary, which benefited from the increased demand for goods and services and electronics.

•	Top-performing stocks included Sino Land Co., a Hong Kong-based land Development Company for both residential and commercial real estate. Matsui Securities, a Japanese provider of online brokerage services, also performed well due to a surge in trading volume. Asustek Computer, a Taiwan-based company specializing in computer hardware and mother board systems, hindered performance and has been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/97)

PIMCO NACM Pacific Rim Fund Class D	34.87%	42.35%	13.96%	—	10.17%

MSCI Pacific Index	30.63%	38.97%	2.12%	—	—

Lipper Pacific Region Fund Average	30.50%	38.02%	4.37%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO Funds Semi-Annual Report  |  12.31.03

A SECTOR - RELATED STOCK FUND

PIMCO PEA Innovation Fund

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	The Fund’s Class D Shares returned 28.71% for the six-month period ended December 31, 2003, outperforming its benchmark, the NASDAQ Composite Index, which returned 23.46%.

•	The stock market continued its strong rally in the second half of 2003, fueled by rising corporate profits and a more stable geopolitical landscape. The technology sector continued its outperformance of the broad market during this period as investors turned to higher risk areas of the financial markets.

•	One of the contributors to the Fund’s outperformance was an overweighting to the semiconductor industry. After disappointing performance earlier in the year, these stocks rebounded sharply as investors began to anticipate an economic recovery, causing them to favor cyclical issues.

•	The Internet industry provided some standouts for the Fund this year. Internet stocks such as Amazon.com, eBay and Yahoo were bid up by investors who continued to be impressed with their powerful operating leverage.

•	Storage stocks also proved to be strong performers in the last six months of 2003. In particular, pure storage disk drive stocks benefited from substantial industry consolidation.

•	The Portfolio’s exposure to the cell phone industry also proved positive. While the SARS epidemic had weighed on cell phone stocks in the spring, many of these issues rebounded later in the year as business recovered strongly.

•	An area of disappointment for the Portfolio was non-tech innovators. Investors eschewed these issues for more aggressive areas of the market in the face of the equity rally.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/22/94)

PIMCO PEA Innovation Fund Class D	28.71%	58.25%	–6.65%	—	10.63%

NASDAQ Composite Index	23.46%	50.01%	–1.78%	—	—

Lipper Science & Technology Fund Average	24.77%	55.75%	–2.78%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

A SECTOR - RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	PIMCO RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of companies in the biotechnology industry.

•	The Fund’s Class D Shares had a total return of 8.43% for the six-month period ended December 31, 2003. This result compared favorably to the 7.71% return of the NASDAQ Biotechnology Index.

•	Performance for the sector stalled in the past six months after a stellar fist half of the year, as mixed news caused volatility among biotechnology stocks. Fundamentals remained strong for certain companies that continued to enjoy clinical trial successes and new drug approvals.

•	For example, Amylin Pharmaceuticals reported positive results from two more Phase III trials of its potential blockbuster drug for diabetes, Exenitide. ICOS Corporation and partner Eli Lilly received approval for their erectile dysfunction drug Cialis. On the other hand, CV Therapeutics received a negative recommendation from the FDA panel on its angina drug, Ranexa, and the long awaited launch of MedImmune’s new nasally-administered flu vaccine, FluMist, came substantially below expectations.

•	The Fund’s exposure to Genentech was the largest positive active contributor to performance. Also, a position in Onyx Pharmaceuticals helped performance as the company reported extremely positive results from a Phase II clinical trial of its drug, BAY 43-9006, a novel signal transduction inhibitor, in the treatment of kidney cancer.

•	Positions that hurt performance included MedImmune and CV Therapeutics.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Biotechnology Fund Class D	8.43%	40.00%	19.48%	—	19.18%

NASDAQ Biotechnology Index	7.71%	45.72%	10.61%	—	—

AMEX Biotechnology Index	13.53%	44.92%	21.50%	—	—

80% NASDAQ Biotech Index; 20% MSCI World Pharm & Biotech Index	7.94%	40.37%	10.30%	—	—

Lipper Health/Biotechnology Fund Average	9.86%	31.73%	7.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

A SECTOR - RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	PIMCO RCM Global Healthcare Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of companies in healthcare or healthcare-related companies around the world.

•	The Fund’s Class D Shares had a total return of 4.18% for the six-month period ended December 31, 2003. This compared to a 6.08% return for the MSCI World Healthcare Index.

•	Underperformance during the past six months is attributable to the portfolio’s overweight in biotechnology and, to a lesser extent, an underweight in pharmaceuticals, primarily European domiciled majors and U.S. specialty pharmaceutical companies. It should be noted, however, that this strategy helped returns for the first half of 2003.

•	Congress finally passed a Medicare Drug benefit, which was viewed positively by most of the healthcare industry. However, the bill also featured some provisions which were disadvantageous to the biotechnology industry, namely the revision of the drug reimbursement and practice expense.

•	In general, biotechnology underperformance hurt returns. For example, MedImmune, a maker of vaccines for upper respiratory infections, missed forecasts for their new FluMist vaccine. Another disappointment was CV Therapeutics, which announced its requirement for more data on its lead product, Ranexa, a move that would likely delay the product’s approval by 1–2 years. Not all was negative, however. Genentech, the Fund’s largest biotechnology holding, continued to appreciate ahead of the anticipated approval of Avastin.

•	Large-cap pharmaceuticals performed the best as investors started to rotate from more aggressive sectors, such as information technology, to more reasonably valued sectors, such as healthcare. At the end of the reporting period, pharmaceuticals represented over 30% of the Fund with an emphasis on U.S. pharmaceuticals. Unfortunately, this positioning generally hindered performance in the fourth quarter as European pharmaceuticals outperformed their U.S. counterparts.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Healthcare Fund Class D	4.18%	28.87%	12.73%	—	16.84%

MSCI World Healthcare Index	6.08%	17.57%	–0.66%	—	—

Lipper Health/Biotechnology Fund Average	9.86%	31.73%	7.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class D Shares had a total return of 32.72% for the six-month period ended December 31, 2003. This result slightly outpaced the 30.02% return of the benchmark, the MSCI World Small-Cap Index.

•	Small-cap stocks continued to outperform larger cap stocks in most major markets globally, as strong profit growth, accommodative monetary and fiscal policies and a clear stabilization in the world economy increased investor risk appetite. As a result of the strong relative performance, however, small-caps are currently no longer as compellingly cheap in markets such as Japan, France and Germany as RCM believed they were a few years ago.

•	From a sector perspective, technology stocks helped returns while an underweight in consumer discretionary stocks detracted from returns.

•	One of the Fund’s larger positions in non-Japan Asia was Philippine Long Distance Telephone, a provider of domestic and international long distance and cellular telephone services. The portfolio benefited from this exposure as the company experienced earnings growth due to an increase in cellular phone penetration along with cost cutting. Brilliance China Automotive was one of the Fund’s largest holdings directly tied to China’s burgeoning economy. This stock also performed well. The company recently entered into a joint venture with BMW to produce the 3 Series in China for sale into their domestic market.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Small-Cap Fund Class D	32.72%	56.94%	11.18%	—	14.22%

MSCI World Small-Cap Index	30.02%	58.39%	10.77%	—	—

Lipper Global Small-Cap Fund Average	26.60%	46.05%	6.57%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

A SECTOR - RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class D Shares had a total return of 24.90% for the six-month period ended December 31, 2003. This result slightly trailed the 26.34% return of the Fund’s benchmark, the Goldman Sachs Technology Index.

•	Performance lagged primarily in the fourth quarter due to stock selection, as some of the stocks in the Fund experienced profit-taking after their run-up during the third quarter. News from the semiconductor industry continued to be quite positive, and telecommunication companies began to experience better orders. A slow start to the critical Christmas selling season seemed to trigger the climax of the mini correction, and as the year ended, most stocks resumed their upturn.

•	Large exposure to Asian companies, which helped performance in the third quarter, hurt the Fund in the fourth quarter. In particular, Taiwanese semiconductor stocks owned in the Fund, such as Taiwan Semiconductor, were down in the fourth quarter, while Chinese portals, such as Netease.com and Sohu.com, also declined. Many of the Fund’s Japanese holdings also experienced weakness, as a run-up leading into the election period was followed by significant profit-taking as investors contemplated whether the re-elected government would continue to try to stimulate growth.

•	One area of the Fund that performed well was software. The Fund sold off its exposure to Microsoft, while it maintained large positions in Linux providers such as Novell and Red Hat. The latter was up over 80% for the period. Other software companies such as SAP, Retek and Siebel Systems also did well.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/27/95)

PIMCO RCM Global Technology Fund Class D	24.90%	68.43%	7.86%	—	17.99%

Goldman Sachs Technology Index	26.34%	53.66%	–5.21%	—	—

Lipper Science & Technology Fund Average	24.77%	55.75%	–2.78%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class D Shares had a total return of 24.40% for the six-month period ended December 31, 2003. This compared to the 26.70% return of the benchmark, the MSCI EAFE Index.

•	In Europe, the Bank of England was the first of the four major global central banks to raise interest rates, with a 0.25% increase in the fourth quarter. After posting a non-annualized GDP growth rate of 0.8% in the third quarter, the U.K. economy continued to recover in the fourth quarter. Even continental Europe showed signs of economic improvement, with both German and French GDP growth registering non-annualized third quarter gains of 0.2% and 0.4%.

•	In Asia, Japanese GDP grew by 0.3% during the third quarter and the government forecasted a third year of expansion for the fiscal year starting in April of 2004.

•	Both the third and fourth quarters (2003) were marked by the significant outperformance of low-quality (i.e., low price/book and interest coverage ratios) stocks. Because RCM adhered to the Fund’s discipline of purchasing higher-quality growth companies, its performance lagged the MSCI EAFE Index.

•	Top-performing positions included BHP Billiton, an Australian diversified natural resources company specializing in many hard assets such as coal, iron ore and liquefied natural gas. Puma AG, a German designer and manufacturer of sporting goods, also helped performance.

•	Holdings that detracted from returns included Biovail, a Canadian pharmaceutical company engaged in drug delivery technology, and Sohu.com, a Chinese internet portal company which had previously been a strong performer. Both companies were ultimately sold out of the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/22/95)

PIMCO RCM International Growth Equity Fund Class D	24.40%	32.41%	–4.14%	—	4.56%

MSCI EAFE Index	26.70%	39.16%	0.27%	—	—

MSCI All-Country World Free Ex-U.S. Index	27.27%	41.40%	1.54%	—	—

Lipper International Fund Average	23.93%	34.74%	1.29%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12    PIMCO Funds Semi-Annual Report  |  12.31.03

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Unless otherwise indicated, D shares are as old as the fund. When incepted after the fund, returns prior to the actual class inception are calculated by adjusting the Fund’s oldest class returns to reflect the D share’s different operating expenses. The inception dates for D shares are as follows: PEA Innovation - 4/98, 3/99 for RCM Global Small-Cap and RCM International Growth Equity - 3/99, and RCM Global Technology - 1/99. The oldest share class for these funds is Institutional, except for PEA Innovation, whose oldest share class is A. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

PIMCO Funds Semi-Annual Report  |  12.31.03    13

Schedule of Investments

NACM Global Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.1%
Barbados 1.0%
Nabors Industries Ltd. (a)	700	$29

Bermuda 2.0%
Tyco International Ltd.	2,150	57

Brazil 0.7%
Petroleo Brasileiro S.A. SP - ADR	800	21

Canada 2.8%
Cott Corp. (a)	1,100	31
EnCana Corp.	700	28
Nortel Networks Corp. (a)	4,900	21

		80

France 3.7%
Bouygues S.A. (a)	622	22
JC Decaux S.A. (a)	1,000	16
Lagardere S.C.A. (a)	200	12
Moet Hennessy Louis Vuitton S.A.	541	39
TotalFinaElf S.A. (a)	100	19

		108

Germany 4.3%
Deutsche Bank AG (a)	277	23
Deutsche Boerse AG (a)	362	20
Epcos AG (a)	941	21
Hypo Real Estate Holdings AG (a)	833	21
ProSiebenSat Media AG (a)	686	11
Siemens AG (a)	347	28

		124

Guernsey, C.I. 1.1%
Amdocs Ltd. (a)	1,400	31

Hong Kong 1.8%
Henderson Land Development Co., Ltd.	3,000	13
Sino Land Co., Ltd.	40,400	23
Sun Hung Kai Properties Ltd.	2,000	17

		53

Israel 0.8%
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	400	23

Japan 5.9%
Bank of Yokohama Ltd. (a)	3,000	14
Casio Computer Co. (a)	2,000	21
Dentsu, Inc. (a)	3	15
Mitsubishi Tokyo Financial Group, Inc. (a)	4	31
Nitto Denko Corp.	300	16
Sekisui House, Ltd.	1,000	10
Tokyo Broadcasting System, Inc.	1,600	25
Tokyu Corp. (a)	3,000	15
Yamada Denki Co. (a)	700	24

		171

Malaysia 0.6%
CSFB Equity Linked Participation Notes (Hyundai Securities Co.) (a)(c)	1,910	9
UBS Call Warrant (Public Bank Bhd.) (a)(b)(d)	11,500	9

		18

Mexico 1.8%
America Movil S.A. de CV SP - ADR	600	16
Grupo Financiero BBVA Bancomer, S.A. de CV ‘B’ (a)	24,600	21
Wal-Mart de Mexico S.A. de C.V. ‘V’ (a)	4,900	14

		51

Netherlands 2.0%
ING Group NV	1,677	39
Philips Elecontronics NV (a)	668	20

		59

South Korea 1.4%
LG Electronics, Inc. (a)	530	$26
Samsung Electronics Co., Ltd. (a)	40	15

		41

Switzerland 3.6%
Actelion Ltd. (a)	100	11
Adecco S.A. (a)	370	24
CIBA Specialty Chemicals AG (a)	183	14
Swatch Group AG (a)	948	23
UBS AG (a)	472	32

		104

Taiwan 1.5%
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(c)	34,000	15
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(e)	15,000	15
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(f)	8,000	13

		43

United Kingdom 3.8%
British Sky Broadcasting Group PLC (a)	1,800	23
HSBC Holdings PLC	3,200	51
Man Group PLC	600	16
Xstrata PLC	1,879	21

		111

United States 58.3%
3Com Corp. (a)	3,100	25
Affiliated Managers Group, Inc. (a)	400	28
American Express Co.	1,000	48
Amgen, Inc. (a)	400	25
Anadarko Petroleum Corp.	400	20
Apache Corp.	400	32
Applied Materials, Inc. (a)	700	16
Autoliv, Inc. (a)	600	23
Barr Laboratories, Inc. (a)	400	31
CIGNA Corp.	500	29
Cisco Systems, Inc. (a)	1,700	41
Citigroup, Inc.	1,000	49
Coca-Cola Co.	600	30
ConocoPhillips	600	39
Cox Communications, Inc. ‘A’ (a)	800	28
Dell, Inc. (a)	400	14
E*Trade Group, Inc. (a)	1,300	16
Electronic Arts, Inc. (a)	400	19
Energizer Holdings, Inc. (a)	800	30
EOG Resources, Inc.	600	28
Fairchild Semiconductor International, Inc. ‘A’ (a)	500	12
Flextronics International Ltd. (a)	2,200	33
GATX Corp.	1,700	48
GTECH Holdings Corp.	700	35
Halliburton Co.	1,100	29
Ingersoll-Rand Co. ‘A’	800	54
Intel Corp.	800	26
International Steel Group, Inc. (a)	400	16
Manpower, Inc.	400	19
McDonald’s Corp.	1,100	27
Mellon Financial Corp.	900	29
MGM Grand, Inc. (a)	609	23
Navistar International Corp. (a)	800	38
Nike, Inc. ‘B’	400	27
Paccar, Inc. (a)	300	26
Parker Hannifin Corp.	400	24
PeopleSoft, Inc. (a)	2,400	55
Praxair, Inc.	1,000	38
Procter & Gamble Co.	400	40
Providian Financial Corp. (a)	1,500	17
QUALCOMM, Inc.	300	16
Rockwell Automation, Inc.	1,200	43
Sierra Health Services, Inc. (a)	700	19
Silicon Laboratories, Inc. (a)	400	$17
Smurfit-Stone Container Corp. (a)	1,100	20
Staples, Inc. (a)	1,100	30
Supervalu, Inc.	1,400	40
Symantec Corp. (a)	900	31
Texas Instruments, Inc.	1,000	29
The Goldman Sachs Group, Inc.	300	30
Time Warner, Inc. (a)	2,100	38
UnitedHealth Group, Inc. (a)	600	35
VERITAS Software Corp. (a)	1,000	37
Walt Disney Co.	900	21
Westwood One, Inc. (a)	1,000	34
Williams Cos., Inc.	2,797	27
Yahoo, Inc. (a)	800	36

		1,690

Total Common Stocks (Cost $2,495)		2,814

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.1%
Repurchase Agreement 4.1%
State Street Bank
0.800% due 01/02/2004	$118	118
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $122. Repurchase proceeds are $118.)

Total Short-Term Instruments (Cost $118)		118

Total Investments 101.2% (Cost $2,613)		$2,932
Other Assets and Liabilities (Net) (1.2%)		(36)

Net Assets 100.0%		$2,896

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37, which is 1.28% of net assets.

(c) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(d) The warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until October 11, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(f) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

14    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM International Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.6%
Brazil 1.2%
Aracruz Celulose S.A. SP - ADR (a)	900	$32
Tele Norte Leste Participacoes S.A. SP - ADR	2,600	40

		72

Canada 3.5%
Alcan, Inc.	600	28
Canadian National Railway Co.	900	57
EnCana Corp.	900	36
Magna International, Inc. ‘A’	700	56
Petro-Canada	300	15
Talisman Energy, Inc.	400	23

		215

China 0.9%
China Telecom Corp.	134,000	55

Denmark 1.3%
A P Moller - Maersk Group ‘B’ (a)	5	36
TDC AS (a)	1,300	47

		83

Finland 1.9%
Nokia Corp. SP - ADR (a)	3,200	54
Stora Enso Oyj (a)	4,900	66

		120

France 8.6%
Alcatel Telecommunications S.A. (a)	3,200	41
Axa (a)	2,400	51
Bouygues S.A. (a)	1,802	63
France Telecom S.A. (a)	2,126	61
L’Oreal S.A. (a)	800	66
Moet Hennessy Louis Vuitton S.A.	600	44
Renault S.A. (a)	300	21
Societe Generale S.A. (a)	400	35
Thomson S.A. (a)	2,712	58
TotalFinaElf S.A. (a)	500	93

		533

Germany 6.9%
BASF AG (a)	900	51
Bayerische Motoren Werke AG (a)	2,025	94
Deutsche Post AG (a)	1,700	35
Metro AG (a)	700	31
SAP AG (a)	400	67
Siemens AG (a)	800	64
ThyssenKrupp AG (a)	3,100	61
T-Online International AG (a)	2,000	26

		429

Hong Kong 2.4%
Cathay Pacific Airways Ltd.	18,000	34
CLP Holdings Ltd.	10,500	50
Henderson Land Development Co., Ltd.	15,000	66

		150

Israel 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	600	34

Italy 3.3%
Eni SpA (a)	2,100	40
Mediaset SpA (a)	5,000	59
Sanpaolo IMI SpA (a)	4,336	57
Telecom Italia Mobile SpA (a)	8,700	47

		203

Japan 17.1%
Asahi Glass Co., Ltd.	5,000	41
Asahi Kasei Corp. (a)	10,000	54
Canon, Inc.	1,000	47
Chugai Pharmaceutical Co.	3,000	43
DAI Nippon Printing Co., Ltd.	3,000	42
Dentsu, Inc. (a)	5	25
East Japan Railway Co.	11	52
Fanuc Ltd.	500	$30
Fuji Photo Film Co.	2,000	65
Hoya Corp.	600	55
Ito-Yokado Co.	1,000	31
Kao Corp.	1,000	20
KDDI Corp.	10	57
Kyocera Corp.	900	60
Matsushita Electric Industrial Co., Ltd. (a)	4,000	55
Mitsubishi Estate Co.	4,000	38
Mitsubishi Tokyo Financial Group, Inc. (a)	15	117
Mizuho Financial Group, Inc. (a)	13	39
SMC Corp.	300	37
Sumitomo Corp.	4,000	30
Tokyo Gas Co., Ltd.	8,000	29
Toppan Printing Co., Ltd.	2,000	21
Toyota Motor Corp.	900	30
UFJ Holdings, Inc. (a)	10	48

		1,066

Mexico 0.6%
America Movil S.A. de CV SP - ADR	1,300	36

Netherlands 4.1%
ASML Holding NV (a)	2,500	50
ING Group NV	2,700	63
Koninklijke Philips Electronics NV (a)	1,000	29
Philips Electronics NV (a)	1,700	50
Royal Dutch Petroleum Co.	1,200	63

		255

Norway 0.9%
Telenor ASA (a)	8,334	55

Russia 1.5%
OAO Gazprom SP - ADR	1,000	26
OAO LUKOIL SP - ADR (a)	700	65

		91

Singapore 1.4%
DBS Group Holdings Ltd.	7,000	61
Keppel Corp.	7,000	25

		86

South Korea 3.8%
Kookmin Bank AP	1,000	37
LG Electronics, Inc. (a)	1,170	58
POSCO Co. (a)	360	49
Samsung Heavy Industries Co. (a)	8,000	44
SK Telecom Co., Ltd. (a)	300	50

		238

Spain 0.8%
Repsol YPF S.A.	2,600	51

Sweden 1.0%
Skandinaviska Enskilda Banken ‘A’ (a)	4,300	63

Switzerland 7.5%
Adecco S.A. (a)	700	45
Credit Suisse Group (a)	2,200	81
Holcim Ltd. (a)	212	10
Nestle S.A.	200	50
Novartis AG (a)	2,783	126
Roche Holdings AG - Genusschein (a)	948	96
STMicroelectronics NV (a)	1,407	38
STMicroelectronics NV - NY Shares (a)	700	19

		465

Taiwan 2.9%
China Steel Corp. SP - GDR	2,000	33
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(f)	54,000	24
Merrill Lynch Call Warrant (Advanced Semiconductor Engineering Inc.) (a)(c)	42,000	47
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(d)	33,000	33
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(e)	27,388	$45

		182

United Kingdom 20.8%
Barclays PLC	7,306	65
BHP Billiton PLC	14,200	124
BP PLC	7,000	57
British Sky Broadcasting Group PLC (a)	4,300	54
Carnival PLC	700	28
Electrocomponents PLC	7,514	44
GlaxoSmithKline PLC	6,960	159
HSBC Holdings PLC	8,473	133
Imperial Tobacco Group PLC	2,400	47
InterContinental Hotels Group PLC	6,183	59
Man Group PLC	2,600	68
mm02 PLC (a)	71,676	99
Reckitt Benckiser PLC	1,200	27
Royal Bank of Scotland Group PLC	2,600	77
Tesco PLC	8,100	37
The Berkley Group PLC	2,600	41
Vodafone Group PLC	22,023	55
Wimpey (George) PLC	10,600	71
Xstrata PLC	4,489	51

		1,296

United States 0.7%
Precision Drilling Corp. (a)	600	26
Schlumberger Ltd.	300	16

		42

Total Common Stocks (Cost $4,895)		5,820

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.1%
France 0.1%
Axa S.A.
0.000% due 12/21/2004	$15	3

Total Convertible Bonds & Notes (Cost $2)		3

CORPORATE BONDS & NOTES 0.6%
Malaysia 0.6%
Credit Suisse First Boston UMC Ltd.
1.000% due 01/26/2004 (a)	4,400	38

Total Corporate Bonds & Notes (Cost $35)		38

SHORT-TERM INSTRUMENTS 4.3%
Repurchase Agreement 4.3%
State Street Bank
0.800% due 01/02/2004	270	270
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 0.000% due 04/21/2004 valued at $279. Repurchase proceeds are $270.)

Total Short-Term Instruments (Cost $270)		270

Total Investments 98.6% (Cost $5,202)		$6,131
Other Assets and Liabilities (Net) 1.4%		84

Net Assets 100.0%		$6,215

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    15

Schedule of Investments (Cont.)

NACM International Fund

December 31, 2003 (Unaudited)

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $78, which is 1.26% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of Advanced Semiconductor Engineering Inc. for every warrant held at $0.000001 until October18, 2004.

(d) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

16    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.7%
Australia 4.7%
Aristocrat Leisure Ltd.	17,100	$22
BHP Billiton Ltd.	29,522	271
Commonwealth Bank of Australia	1,450	32
Foster’s Group Ltd.	55,500	188
Macquarie Infrastructure Group	62,960	161
Qantas Airways Ltd.	4,933	12
Rio Tinto Ltd.	8,723	245
Virgin Blue Holdings Ltd. (a)	150,000	269

		1,200

China 3.6%
BYD Co., Ltd. (a)	87,000	229
China Life Insurance Co. SP - ADR (a)	6,200	204
Weiqiao Textile Co. (a)	376,500	475

		908

Hong Kong 9.1%
Dickson Concepts Ltd.	501,500	410
Henderson Land Development Co., Ltd.	101,000	446
Hutchinson Whampoa Ltd.	54,000	396
Lee & Man Paper Manufacturing Ltd. (a)	365,400	292
Shangri-La Asia Ltd.	317,000	294
Sino Land Co., Ltd.	821,949	469
Tingyi (Cayman Islands) Holding Corp. (a)(b)	22,000	5

		2,312

India 4.1%
Citigroup Call Warrant (Infosys Technologies Ltd.) (a)(b)(c)	2,394	292
Dr. Reddy’s Laboratories Ltd. SP - ADR	8,000	253
ICICI Bank Ltd. SP - ADR	11,200	192
UBS AG Call Warrant (Hindustan Lever Ltd.) (a)(b)(d)	66,272	298

		1,035

Indonesia 4.0%
PT Bank Pan Indonesia Tbk.	4,633,500	157
PT Bank Rakyat Indonesia Tbk. (a)	2,078,500	309
PT Bentoel International Investama Tbk.	3,743,000	40
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	2,661,000	332
PT Telekomunikasi Indonesia Tbk. (a)	232,500	186

		1,024

Japan 36.5%
Aderans Co., Ltd.	200	3
Advantest Corp.	3,500	278
Asahi Glass Co., Ltd.	63,000	517
Bank of Yokohama Ltd. (a)	110,000	511
Bridgestone Corp.	1,000	13
Capcom Co.	18,700	230
Daiwa House Industry Co., Ltd. (a)	2,000	21
Dowa Mining Co., Ltd.	47,000	253
East Japan Railway Co.	39	184
Fanuc Ltd.	5,200	312
Funai Electric Co., Ltd.	1,700	233
Hitachi, Ltd.	38,000	229
Hogy Medical Co., Ltd.	5,200	226
Honda Motor Co. Ltd.	200	9
Hoya Corp.	5,300	487
JAFCO Co., Ltd. (a)	200	16
Kyocera Corp.	5,400	360
Mabuchi Motor Co., Ltd.	1,100	85
Matsui Securities Co. (a)	30,700	700
Matsushita Electric Industrial Co., Ltd. (a)	28,000	387
Millea Holdings, Inc. (a)	2	26
Mitsubishi Motors Corp. (a)	88,000	180
Mitsubishi Tokyo Financial Group, Inc. (a)	86	671
Murata Manufacturing Co. Ltd.	5,600	$303
Nintendo Co., Ltd.	2,500	233
NTT DoCoMo, Inc.	6	14
Olympus Corp.	2,000	43
Sega Corp. (a)	35,000	333
Shinkawa, Ltd.	4,900	103
SMC Corp.	300	37
Sumitomo Trust & Banking Co.	105,000	617
THK Co., Ltd.	12,100	246
Tokai Rika Co., Ltd.	14,000	123
TonenGeneral Sekiyu KK	29,000	240
Toyota Motor Corp.	7,000	236
UFJ Holdings, Inc. (a)	44	211
UMC Japan (a)	267	272
Uni-Charm Corp.	200	10
Yamaichi Electronics Co., Ltd.	600	7
Yamato Transport Co.	1,000	12
Yushin Precision Equipment Co., Ltd.	11,700	285

		9,256

Malaysia 6.1%
AMMB Holdings Bhd.	320,960	262
Astro All Asia Networks PLC (a)	182,700	213
Glomac Bhd.	77,400	56
MK Land Holdings Bhd. (a)	430,800	261
New Straits Times Press (a)	172,900	185
Perusahaan Otomobil Nasional Bhd.	112,000	249
Resorts World Bhd.	56,300	150
Sime Darby Bhd.	124,500	170

		1,546

Philippines 1.7%
Ayala Corp.	2,249,000	211
Ayala Land, Inc.	998,300	110
Manila Electric Co. ‘B’ (a)	210,500	92
Philippine Long Distance Telephone Co. (a)	1,300	23

		436

Singapore 2.5%
City Developments Ltd.	63,000	224
Singapore Exchange Ltd.	267,000	266
Singapore Press Holdings Ltd.	12,200	136

		626

South Korea 7.9%
Hanaro Telecom, Inc. (a)	92,467	253
LG Chemical Ltd. (a)	4,080	188
Neowiz Corp.	5,941	248
Samsung Electronics Co., Ltd.	1,150	237
Samsung Securities Co., Ltd. (a)	10,490	225
Shinhan Financial Group Co., Ltd. (a)	15,550	249
Shinsegae Co., Ltd. (a)	840	204
SK Telecom Co., Ltd. SP - ADR	6,500	121
Ssangyong Motor Co. (a)	31,980	276

		2,001

Taiwan 11.9%
Acer, Inc. SP - GDR	1,425	11
Advanced Semiconductor Engineering, Inc. (a)	269,700	277
Asustek Computer, Inc.	4,000	9
Cathay Financial Holding Co.	157,000	236
Cheng Loong Corp.	701,000	241
Compeq Manufacturing Co., Ltd. (a)	427,000	225
Eva Airways Corp. (a)	716,783	292
Fubon Financial Holding Co., Ltd.	196,000	188
Giant Manufacturing Co.	178,000	216
Largan Precision Co., Ltd.	14,900	145
Nanya Technology Corp. (a)	210	0
Phihong Technology Co.	384,000	224
Phoenix Precision Technology Corp. (a)	336,000	264
Taiwan Styrene Monomer Corp.	259,700	252
United Microelectronics Corp. SP - ADR (a)	42,500	210
Yuanta Core Pacific Securities Co.	381,000	228

		3,018

Thailand 2.6%
Bank of Ayudhya Public Company Ltd.	792,200	$282
Thai Airways International Public Co. (b)	92,000	106
United Securities Public Company Ltd. (a)	381,200	160
United Securities Public Company Ltd. - Foreign (a) (b)	246,700	103

		651

Total Common Stocks (Cost $21,051)		24,013

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank
0.800% due 01/02/2004	$879	879
(Dated 12/31/2003. Collateralized by Fannie Mae 3.875% due 03/15/2005 valued at $900. Repurchase proceeds are $879.)

Total Short-Term Instruments (Cost $879)		879

Total Investments 98.2% (Cost $21,930)		$24,892
Other Assets and Liabilities (Net) 1.8%		457

Net Assets 100.0%		$25,349

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $804, which is 3.17% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of InfosysTechnologies Ltd. for every warrant held at $0.00001 until January 17, 2007.

(d) The warrants entitle the Fund to purchase 1 share of Hindustan Lever Ltd. for every warrant held at $0.0001 until February 19, 2004.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    17

Schedule of Investments

PEA Innovation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 100.0%
Capital Goods 1.0%
Tyco International Ltd.	424,800	$11,257

Communications 5.7%
Amdocs Ltd. (a)	433,000	9,734
AT&T Wireless Services, Inc. (a)	832,200	6,649
Mobile Telesystems Ojsc SP - ADR	89,600	7,419
Nextel Communications, Inc. ‘A’ (a)	618,000	17,341
Nokia Oyj SP - ADR (a)	1,507,100	25,621

		66,764

Consumer Discretionary 2.5%
Amazon.com, Inc. (a)	352,000	18,529
Take Two Interactive Software, Inc. (a)	394,000	11,351

		29,880

Consumer Services 2.7%
eBay, Inc. (a)	459,400	29,673
Orbitz, Inc. ‘A’ (a)	88,300	2,049

		31,722

Financial & Business Services 3.2%
Charles Schwab Corp.	3,222,200	38,151

Technology 84.9%
3Com Corp. (a)	1,019,000	8,325
Agere Systems, Inc. ‘A’ (a)	2,510,700	7,658
Applied Materials, Inc. (a)	1,073,100	24,091
ASML Holding NV (a)	259,800	5,209
AU Optronics Corp. SP - ADR	1,630,478	19,435
Avaya, Inc. (a)	1,304,200	16,876
Avid Technology, Inc. (a)	310,200	14,890
BEA Systems, Inc. (a)	1,417,528	17,436
Broadcom Corp. ‘A’ (a)	384,900	13,121
Celestica, Inc. (a)	1,665,500	25,099
Cisco Systems, Inc. (a)	344,000	8,356
Comverse Technology, Inc. (a)	1,450,400	25,513
Corning, Inc. (a)	1,710,400	17,839
Cree, Inc. (a)	166,449	2,944
Cymer, Inc. (a)	821,400	37,940
Cypress Semiconductor Corp. (a)	845,300	18,056
Dell, Inc. (a)	721,100	24,489
EMC Corp. (a)	2,502,671	32,334
Emulex Corp. (a)	526,400	14,044
Enterasys Networks, Inc. (a)	3,679,503	13,798
Flextronics International Ltd. (a)	2,172,200	32,235
Hewlett-Packard Co.	1,171,500	26,909
Infosys Technologies Ltd. SP - ADR	121,500	11,628
Integrated Circuit Systems, Inc. (a)	704,800	20,080
Intel Corp.	253,900	8,176
j2 Global Communications, Inc. (a)	419,400	10,389
JDS Uniphase Corp. (a)	1,835,400	6,699
KLA-Tencor Corp. (a)	441,100	25,879
Kulicke & Soffa Industries, Inc. (a)	448,600	6,451
Marvell Technology Group Ltd. (a)	1,143,627	43,378
Maxtor Corp. (a)	585,859	6,503
Mercury Interactive Corp. (a)	569,800	27,715
Microsoft Corp.	258,200	7,111
Monster Worldwide, Inc. (a)	1,267,900	27,843
Novell, Inc. (a)	1,651,400	17,373
Oracle Corp. (a)	700,795	9,250
QUALCOMM, Inc.	302,600	16,319
Quest Software, Inc. (a)	422,700	6,002
SanDisk Corp. (a)	182,800	11,176
SAP AG SP - ADR (a)	695,900	28,922
Seagate Technology, Inc. (a)	1,177,435	22,253
SINA Corp. (a)	259,500	8,758
Sohu.com, Inc. (a)	589,500	17,691
Solectron Corp. (a)	4,594,900	27,156
STMicroelectronics NV - NY (a)	538,581	14,547
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	3,627,201	37,143
Telefonaktiebolaget LM Ericsson SP - ADR (a)	1,126,100	$19,932
Teradyne, Inc. (a)	203,900	5,189
Texas Instruments, Inc.	1,242,300	36,499
United Microelectronics Corp. SP - ADR (a)	5,682,396	28,128
UTStarcom, Inc. (a)	566,100	20,985
VERITAS Software Corp. (a)	790,900	29,390
Western Digital Corp. (a)	938,900	11,070
Yahoo, Inc. (a)	556,800	25,151

		1,001,383

Total Common Stocks (Cost $1,000,948)		1,179,157

SHORT-TERM INSTRUMENTS 17.9%
Money Market Fund 17.9%
State Street Navigator Securities Lending Prime Portfolio (b)	210,924,373	210,924

Total Short-Term Instruments (Cost $210,925)		210,924

Total Investments 117.9% (Cost $1,211,873)		$1,390,081
Other Assets and Liabilities (Net) (17.9%)		(210,985)

Net Assets 100.0%		$1,179,096

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $204,526 as of December 31, 2003.

18    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.9%
Healthcare 96.3%
Abgenix, Inc. (a)	565,000	$7,040
Actelion Ltd. (a)	27,500	2,968
Adolor Corp. (a)	341,000	6,827
Affymetrix, Inc. (a)	117,000	2,879
Alexion Pharmaceuticals, Inc. (a)	245,050	4,171
Amgen, Inc. (a)	521,000	32,198
Amylin Pharmaceuticals, Inc. (a)	168,500	3,744
Angiotech Pharmaceuticals, Inc. (a)	41,000	1,886
AtheroGenics, Inc. (a)	227,100	3,395
Biogen Idec, Inc. (a)	618,950	22,765
Celgene Corp. (a)	85,500	3,849
Cephalon, Inc. (a)	78,000	3,776
CV Therapeutics, Inc. (a)	250,000	3,665
Cytyc Corp. (a)	58,900	825
Genentech, Inc. (a)	285,088	26,676
Genzyme Corp. (a)	251,000	12,384
Gilead Sciences, Inc. (a)	402,000	23,372
Human Genome Sciences, Inc. (a)	125,000	1,656
ICOS Corp. (a)	120,000	4,954
Ilex Oncology, Inc. (a)	174,500	3,708
ImClone Systems, Inc. (a)	217,000	8,606
Indevus Pharmaceuticals, Inc. (a)	300,500	1,770
Inspire Pharmaceuticals, Inc. (a)	292,800	4,146
InterMune, Inc. (a)	169,900	3,935
Invitrogen Corp. (a)	51,000	3,570
Isis Pharmaceuticals, Inc. (a)	325,000	2,112
Medarex, Inc. (a)	270,000	1,682
MedImmune, Inc. (a)	630,400	16,012
MGI Pharma, Inc. (a)	219,000	9,012
Millennium Pharmaceuticals, Inc. (a)	620,000	11,575
Myogen, Inc. (a)	60,200	861
Nabi Biopharmaceuticals (a)	93,000	1,182
Nektar Therapeutics (a)	400,073	5,445
Neurocrine Biosciences, Inc. (a)	117,000	6,381
NPS Pharmaceuticals, Inc. (a)	227,000	6,978
Onyx Pharmaceuticals, Inc. (a)	129,100	3,644
OSI Pharmaceuticals, Inc. (a)	250,000	8,052
Progenics Pharmaceuticals, Inc. (a)	147,000	2,772
Protein Design Labs, Inc. (a)	555,000	9,935
Serono S.A. ‘B’ (a)	5,300	3,780
SuperGen, Inc. (a)	250,000	2,750
Tanox, Inc. (a)	291,700	4,332
Telik, Inc. (a)	163,000	3,751
The Medicines Co. (a)	254,000	7,483
Trimeris, Inc. (a)	75,000	1,574
United Therapeutics Corp. (a)	323,900	7,434
Vicuron Pharmaceuticals, Inc. (a)	300,000	5,595
XOMA Ltd. (a)	275,000	1,815

		318,922

Technology 2.6%
Chiron Corp. (a)	150,000	8,549

Total Common Stocks (Cost $265,870)		327,471

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 0.5%
Repurchase Agreement 0.5%
State Street Bank
0.800% due 01/02/2004	$1,832	$1,832
(Dated 12/31/2003. Collateralized by Freddie Mac 1.250% due 08/27/2004 valued at $1,869. Repurchase proceeds are $1,832.)

Total Short-Term Instruments (Cost $1,832)		1,832

Total Investments 99.4% (Cost $267,702)		$329,303
Other Assets and Liabilities (Net) 0.6%		1,880

Net Assets 100.0%		$331,183

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    19

Schedule of Investments

RCM Global Healthcare Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.5%
Healthcare 93.5%
Abbott Laboratories, Inc.	110,000	$5,126
Abgenix, Inc. (a)	76,900	958
Adolor Corp. (a)	75,000	1,502
AdvancePCS, Inc. (a)	57,200	3,012
Allergan, Inc.	26,100	2,005
Amgen, Inc. (a)	110,000	6,798
Amylin Pharmaceuticals, Inc. (a)	45,100	1,002
Angiotech Pharmaceuticals, Inc. (a)	32,500	1,495
Anthem, Inc. (a)	75,000	5,625
Becton Dickinson & Co.	47,500	1,954
Biogen Idec, Inc. (a)	110,000	4,046
Boston Scientific Corp. (a)	136,200	5,007
Cardinal Health, Inc.	22,500	1,376
Cephalon, Inc. (a)	40,800	1,975
Covance, Inc. (a)	115,000	3,082
Eli Lilly & Co.	105,000	7,385
Forest Laboratories, Inc. (a)	78,900	4,876
Genentech, Inc. (a)	62,000	5,801
Gilead Sciences, Inc. (a)	65,000	3,779
ICOS Corp. (a)	52,200	2,155
Inamed Corp. (a)	34,800	1,672
Inspire Pharmaceuticals, Inc. (a)	117,200	1,660
Kyphon, Inc. (a)	77,900	1,934
Ligand Pharmaceuticals, Inc. ‘B’ (a)	108,400	1,592
MedImmune, Inc. (a)	175,000	4,445
Medtronic, Inc.	139,300	6,771
Merck & Co., Inc.	45,000	2,079
MGI Pharma, Inc. (a)	45,400	1,868
Millennium Pharmaceuticals, Inc. (a)	232,100	4,333
Mylan Laboratories, Inc.	94,000	2,374
Nektar Therapeutics (a)	150,400	2,047
Neurocrine Biosciences, Inc. (a)	17,800	971
OSI Pharmaceuticals, Inc. (a)	104,400	3,363
PacifiCare Health Systems, Inc. (a)	49,900	3,373
Pfizer, Inc.	400,060	14,134
Protein Design Labs, Inc. (a)	119,700	2,143
Roche Holdings AG - Genusschein (a)	43,000	4,337
SICOR, Inc. (a)	29,550	804
St. Jude Medical, Inc. (a)	88,500	5,429
Stryker Corp.	70,000	5,951
Telik, Inc. (a)	33,750	777
Teva Pharmaceutical Industries Ltd. SP - ADR	32,500	1,843
Therasense, Inc. (a)	69,800	1,417
United Therapeutics Corp. (a)	95,200	2,185
UnitedHealth Group, Inc. (a)	90,300	5,254
Varian Medical Systems, Inc. (a)	28,200	1,949
VCA Antech, Inc. (a)	91,000	2,819
Watson Pharmaceuticals, Inc. (a)	43,000	1,978
WellPoint Health Networks, Inc. (a)	41,500	4,025
Wilson Greatbatch Technologies, Inc. (a)	46,100	1,949
Wright Medical Group, Inc. (a)	98,000	2,983
Wyeth	250,000	10,613

Total Common Stocks (Cost $155,368)		178,031

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 1.6%
Repurchase Agreement 1.6%
State Street Bank
0.800% due 01/02/2004	$3,020	$3,020
(Dated 12/31/2003. Collateralized by Fannie Mae 2.430% due 11/17/2005 valued at $3,085. Repurchase proceeds are $3,020.)

Total Short-Term Instruments (Cost $3,020)		3,020

Total Investments 95.1% (Cost $158,388)		$181,051
Other Assets and Liabilities (Net) 4.9%		9,239

Net Assets 100.0%		$190,290

Notes to Schedule of Investments:

(a) Non-income producing security.

20    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.4%
Australia 1.0%
Macquarie Communications Infrastructure Group	145,000	$331
Virgin Blue Holdings Ltd. (a)	23,600	42

		373

Belgium 0.4%
Telindus Group NV (a)	17,500	174

Brazil 0.8%
Telesp Celular Particapacoes S.A. SP - ADR (a)	50,000	329

Canada 1.3%
Imax Corp. (a)	9,000	71
Ultra Petroleum Corp. (a)	17,500	431

		502

China 0.8%
Weiqiao Textile Co. (a)	253,500	320

Denmark 0.5%
Jyske Bank (a)	4,000	211

Finland 1.2%
TietoEnator Oyj (a)	17,500	479

France 3.6%
Atos Origin S.A. (a)	4,000	256
Financiere Marc de Lacharriere S.A.	4,500	165
Flamel Technologies S.A. SP - ADR (a)	7,000	188
GFI Informatique (a)	20,000	177
Havas S.A.	26,000	150
Pierre& Vacances (a)	4,800	484

		1,420

Germany 3.9%
Freenet.de AG (a)	2,800	200
Grenke Leasing AG (a)	10,000	221
Heidelberger Druckmaschinen AG (a)	6,000	233
SAP Systems Integration AG (a)	12,500	239
Software AG (a)	15,000	308
Technotrans AG (a)	22,500	331

		1,532

Hong Kong 4.5%
ASM Pacific Technology Ltd.	74,500	325
Brilliance China Automotive Holdings Ltd.	640,000	352
China Resources Power Holdings Co. (a)	896,000	415
Hysan Development Co.	250,000	386
Skyworth Digital Holdings Ltd.	1,250,000	312

		1,790

Indonesia 1.9%
PT Bank Rakyat Indonesia Tbk. (a)	2,882,000	428
PT Indocement Tunggal Prakarsa Tbk. (a)	1,230,000	310

		738

Ireland 0.5%
Icon PLC SP - ADR (a)	4,550	198

Israel 0.6%
Radware Ltd. (a)	8,800	240

Italy 2.7%
Caltagirone Editore SpA	45,000	390
Cassa di Risparmio di Firenze (a)	200,000	358
Davide Campari Milano SpA (a)	6,500	316

		1,064

Japan 17.5%
Arrk Corp. (a)	5,200	336
Chugoku Marine Paints Ltd. (a)	51,000	313
CKD Corp.	95,000	566
Daifuku Co. (a)	70,000	313
Fuji Machine Manufacturing Co.	27,500	$349
GOLDCREST Co. (a)	8,800	419
Japan Securities Finance Co. (a)	65,000	341
Makino Milling Machine Co. (a)	66,000	335
Mitsui Mining & Smelting Co. (a)	65,000	270
Moshi Moshi Hotline, Inc.	6,000	450
Nippon System Development Co. (a)	20,200	362
Okinawa Cellular Telephone Co.	60	372
Ricoh Leasing Co.	22,400	454
Round One Corp.	160	370
Ryohin Keikaku Co., Ltd.	12,600	426
Sakata Inx Corp.	70,000	220
Sumitomo Titanium Corp. (a)	20,050	289
Towa Corp. (a)	41,500	335
Union Tool Co.	12,500	412

		6,932

Malaysia 1.4%
O.Y.L. Industries Bhd.	25,600	246
Protasco Bhd. (a)	525,000	304

		550

Mexico 0.8%
Consorcio ARA, S.A. de C.V. (a)	120,000	298

Netherlands 2.7%
Brunel International NV (a)	35,000	216
Exact Holdings NV (a)	8,000	222
Stork NV (a)	12,500	248
Vedior NV - CVA (a)	25,000	391

		1,077

Philippines 1.1%
Philippine Long Distance Telephone Co. SP - ADR (a)	25,275	440

Spain 1.4%
Banco Pastor S.A.	9,000	276
Baron de Ley (a)	6,000	288

		564

Sweden 0.5%
Getinge AB (a)	19,200	184

Switzerland 0.5%
SEZ Holding AG (a)	6,000	206

Taiwan 1.5%
Nanya Technology Corp. SP - GDR (a)	40,900	276
Siliconware Precision Industries Co. (a)	75,000	77
Siliconware Precision Industries Co. SP - ADR (a)	45,075	232

		585

Thailand 1.8%
Lalin Property Public Co. (a)	1,226,500	341
TISCO Finance Public Co. (a)	415,700	383

		724

United Kingdom 3.4%
Aegis Group PLC	200,000	354
Bookham Technology PLC (a)	60,000	132
ICAP PLC	7,500	209
Informa Group PLC	35,000	201
Luminar PLC	30,000	219
Xansa PLC	150,000	228

		1,343

United States 34.1%
Affiliated Managers Group, Inc. (a)	5,000	348
Alliance Data Systems Corp. (a)	8,000	221
aQuantive, Inc. (a)	25,000	256
Avocent Corp. (a)	5,000	183
California Micro Devices Corp. (a)	17,500	160
Career Education Corp. (a)	5,000	200
Cooper Cos., Inc.	4,500	212
Cost Plus, Inc. (a)	2,600	107
Cray, Inc. (a)	25,000	248
Dot Hill Systems Corp. (a)	15,000	227
Evergreen Resources, Inc. (a)	6,000	$195
Extreme Networks, Inc. (a)	17,500	126
General Communication, Inc. ‘A’ (a)	35,000	304
Gen-Probe, Inc. (a)	8,000	292
GrafTech International Ltd. (a)	15,000	203
Grey Wolf, Inc. (a)	80,000	299
Inamed Corp. (a)	4,000	192
Investment Technology Group, Inc. (a)	17,500	283
Jarden Corp. (a)	10,000	273
Jones Lang LaSalle, Inc. (a)	7,000	145
Kellwood Co.	5,500	226
Key Energy Group, Inc. (a)	17,500	180
Kindred Healthcare, Inc. (a)	5,000	260
K-V Pharmaceutical Co. ‘A’ (a)	11,000	281
ManTech International Corp. ‘A’ (a)	11,000	274
Marvel Enterprises, Inc. (a)	13,000	378
Metal Management, Inc. (a)	12,500	462
MicroStrategy, Inc. ‘A’ (a)	3,500	184
Molina Healthcare, Inc. (a)	8,000	202
Nelnet, Inc. ‘A’ (a)	15,000	336
New Focus, Inc. (a)	28,000	141
Novell, Inc. (a)	24,000	252
NPS Pharmaceuticals, Inc. (a)	5,500	169
NVE Corp. (a)	3,500	180
ON Semiconductor Corp. (a)	45,000	290
OSI Pharmaceuticals, Inc. (a)	6,000	193
Red Hat, Inc. (a)	20,000	375
Redwood Trust, Inc.	4,500	229
Regis Corp.	8,000	316
Renal Care Group, Inc. (a)	5,500	227
Schnitzer Steel Industries, Inc. ‘A’	4,500	272
Select Comfort Corp. (a)	10,000	248
Sohu.com, Inc. (a)	9,200	276
Sonic Corp. (a)	7,500	230
Superconductor Technologies, Inc. (a)	12,500	70
The Cheesecake Factory, Inc. (a)	9,000	396
Trex Co., Inc. (a)	6,000	228
United Natural Foods, Inc. (a)	8,000	287
United PanAm Financial Corp. (a)	15,000	251
UNOVA, Inc. (a)	13,000	298
VCA Antech, Inc. (a)	17,500	542
Westcorp, Inc.	7,000	256
Wilson Greatbatch Technologies, Inc. (a)	6,000	254
Wintrust Financial Corp.	5,000	226

		13,463

Total Common Stocks (Cost $29,644)		35,736

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.7%
Repurchase Agreement 7.7%
State Street Bank
0.800% due 01/02/2004	$3,026	3,026
(Dated 12/31/2003. Collateralized by Freddie Mac 1.250% due 08/27/2004 valued at $3,091. Repurchase proceeds are $3,026.)

Total Short-Term Instruments (Cost $3,026)		3,026

Total Investments 98.1% (Cost $32,670)		$38,762
Other Assets and Liabilities (Net) 1.9%		752

Net Assets 100.0%		$39,514

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Schedule of Investments

RCM Global Technology Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.8%
Capital Goods 1.9%
Silicon Laboratories, Inc. (a)	146,240	$6,320
Tyco International Ltd.	99,450	2,635

		8,955

Communications 3.5%
Alcatel Alsthom SP - ADR (a)	356,210	4,577
Amdocs Ltd. (a)	293,300	6,593
Nokia Oyj SP - ADR (a)	294,450	5,006

		16,176

Consumer Discretionary 0.6%
Canon, Inc.	56,640	2,637

Consumer Services 3.7%
eBay, Inc. (a)	218,490	14,112
NetFlix, Inc. (a)	54,750	2,994

		17,106

Financial & Business Services 3.5%
Ameritrade Holding Corp. (a)	151,660	2,134
Doubleclick, Inc. (a)	763,170	7,800
Merrill Lynch Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(b)	4,000,200	3,426
Merrill Lynch Call Warrant (United Microelectronics Corp.) (a)(c)	1,608,000	3,237

		16,597

Technology 82.6%
Agilent Technologies, Inc. (a)	280,530	8,203
Amkor Technology, Inc. (a)	151,330	2,756
aQuantive, Inc. (a)	238,220	2,442
ASML Holding NV (a)	168,170	3,372
AU Optronics Corp. SP - ADR	279,100	3,327
Autodesk, Inc.	76,180	1,872
Cisco Systems, Inc. (a)	734,780	17,848
Citrix Systems, Inc. (a)	209,900	4,452
Cognizant Technology Solutions Corp. ‘A’ (a)	143,730	6,560
Computer Associates International, Inc.	146,710	4,011
Comverse Technology, Inc. (a)	833,020	14,653
Cypress Semiconductor Corp. (a)	326,510	6,974
Dell, Inc. (a)	133,110	4,520
Electronics for Imaging, Inc. (a)	91,680	2,386
Fairchild Semiconductor International, Inc. ‘A’ (a)	233,870	5,840
Foundry Networks, Inc. (a)	170,960	4,677
Hewlett-Packard Co.	250,540	5,755
Intel Corp.	113,520	3,655
Juniper Networks, Inc. (a)	25,500	476
Lexar Media, Inc. (a)	318,030	5,543
Marvell Technology Group Ltd. (a)	133,080	5,048
Mercury Interactive Corp. (a)	237,520	11,553
MicroStrategy, Inc. ‘A’ (a)	147,480	7,740
Motorola, Inc.	302,600	4,258
National Semiconductor Corp. (a)	366,550	14,446
NCR Corp. (a)	252,510	9,797
Network Appliance, Inc. (a)	417,260	8,566
Network Associates, Inc. (a)	474,620	7,138
Novell, Inc. (a)	795,300	8,367
Oracle Corp. (a)	429,390	5,668
Photon Dynamics, Inc. (a)	51,540	2,074
PMC-Sierra, Inc. (a)	148,540	2,993
Power Integrations, Inc. (a)	123,990	4,149
Red Hat, Inc. (a)	1,152,800	21,638
Retek, Inc. (a)	772,650	7,170
Samsung Electronics Co., Ltd. SP - GDR (a)	72,130	13,560
SAP AG SP - ADR (a)	278,840	11,589
Seagate Technology, Inc. (a)	193,220	3,652
Sharp Corp.	105,000	1,657
Siebel Systems, Inc. (a)	791,550	10,979
SINA Corp. (a)	386,280	$13,037
Softbank Corp. (a)	205,800	6,299
Sohu.com, Inc. (a)	505,930	15,183
Sycamore Networks, Inc. (a)	749,600	3,928
Symantec Corp. (a)	220,400	7,637
Trend Micro Inc. (a)	182,500	4,896
UTStarcom, Inc. (a)	357,170	13,240
VeriSign, Inc. (a)	417,340	6,803
VERITAS Software Corp. (a)	324,000	12,040
Western Digital Corp. (a)	408,380	4,815
Yahoo Japan Corp. (a)	514	6,906
Yahoo, Inc. (a)	422,600	19,089

		385,237

Total Common Stocks (Cost $328,607)		446,708

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.2%
Repurchase Agreement 3.2%
State Street Bank
0.800% due 01/02/2004	$14,710	14,710
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 3.375% due 11/15/2004 valued at $15,005. Repurchase proceeds are $14,711.)

Total Short-Term Instruments (Cost $14,710)		14,710

Total Investments 99.0% (Cost $343,317)		$461,418
Other Assets and Liabilities (Net) 1.0%		4,716

Net Assets 100.0%		$466,134

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.000001 until January 17, 2006.

(c) The warrants entitle the Fund to purchase 1 share of United Microelectronics Corp. for every warrant held at $0.000001 until August 22, 2006.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.4%
Australia 1.9%
Amcor Ltd.	85,000	$529
The News Corp. Ltd.	125,000	1,129

		1,658

Brazil 2.4%
Petroleo Brasileiro S.A. SP - ADR	38,625	1,129
Uniao de Bancos Brasileiros S.A. SP - GDR	37,500	936

		2,065

Canada 3.8%
EnCana Corp.	29,475	1,163
Shoppers Drug Mart Corp. (b) (c)	33,075	767
Shoppers Drug Mart Corp. (a)	17,500	406
Suncor Energy, Inc.	40,000	1,006

		3,342

China 0.5%
SINA Corp. (a)	12,500	422

Finland 1.2%
Nokia Corp. (a)	62,375	1,079

France 12.1%
Accor S.A. (a)	10,025	454
Alcatel Alsthom SP - ADR (a)	105,000	1,349
Axa S.A. (a)	65,000	1,391
BNP Paribas S.A. (a)	15,000	945
Credit Agricole S.A. (a)	37,500	895
France Telecom S.A. (a)	25,550	730
L’Oreal S.A. (a)	5,000	410
Pernod Richard S.A. (a)	5,500	612
Sanofi-Synthelabo S.A. (a)	7,000	527
Schneider Electric S.A. (a)	15,000	982
TotalFinaElf S.A. (a)	10,000	1,859
Vinci	5,000	414

		10,568

Germany 10.0%
Altana AG (a)	15,000	902
Deutsche Bank AG (a)	11,500	953
Porsche AG (a)	2,700	1,602
Puma AG Rudolf Dassler Sport (a)	7,525	1,329
SAP AG (a)	8,000	1,344
SAP AG SP - ADR (a)	7,250	301
Siemens AG (a)	16,975	1,360
T-Online International AG (a)	70,000	910

		8,701

Greece 0.5%
Greek Organization of Football Prognostics	30,000	434

Hong Kong 3.4%
BOC Hong Kong Holdings Ltd.	300,000	564
CNOOC Ltd.	617,000	1,212
Hong Kong Exchange & Clearing Ltd.	390,000	844
Li & Fung Ltd.	208,000	356

		2,976

India 1.0%
State Bank of India Ltd. SP - GDR	25,500	851

Israel 0.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	10,500	596

Italy 2.2%
Eni SpAa	80,000	1,510
Telecom Italia SpA (a)	154,225	457

		1,967

Japan 19.4%
Bridgestone Corp.	70,000	941
Credit Saison Co., Ltd. (a)	42,500	960
Daiwa House Industry Co., Ltd. (a)	65,000	$692
KDDI Corp.	250	1,432
Kurita Water Industries Ltd.	54,000	652
Mitsui & Co., Ltd.	241,000	1,941
Murata Manufacturing Co., Ltd.	13,500	729
Nidec Corp.	10,000	955
Nippon Unipac Holding Group	150	774
Nomura Holdings, Inc.	60,000	1,022
Omron Corp.	45,000	913
Orix Corp. (a)	11,000	909
SMC Corp.	8,000	996
Tokyo Broadcasting System, Inc.	65,000	1,035
Toppan Printing Co., Ltd.	85,000	884
Tostem Inax Holding Corp.	45,000	869
UFJ Holdings, Inc. (a)	250	1,201

		16,905

Netherlands 1.7%
ING Group NV	65,000	1,516

Singapore 1.0%
DBS Group Holdings Ltd.	105,000	909

South Korea 4.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. SP - GDR (a)	40,000	1,014
Hyundai Mobis (a)	12,500	673
Samsung Electronics Co., Ltd. (a)	5,520	2,089

		3,776

Spain 3.0%
Banco Santander Central Hispano S.A.	119,225	1,412
Telefonica S.A.	80,000	1,175

		2,587

Switzerland 8.5%
Adecco S.A. (a)	15,000	964
Credit Suisse Group (a)	54,950	2,011
Novartis AG (a)	17,800	808
Roche Holdings AG - Genusschein (a)	12,500	1,261
Synthes-Stratec, Inc. (a)	1,000	990
UBS AG(a)	20,000	1,370

		7,404

Taiwan 1.6%
Compal Electronics, Inc.	454,750	623
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	75,000	768

		1,391

United Kingdom 20.2%
AstraZeneca PLC	18,825	903
BHP Billiton PLC	125,000	1,092
British Sky Broadcasting Group PLC (a)	105,000	1,321
Centrica PLC	125,000	472
Compass Group PLC	150,000	1,020
Diageo PLC	70,000	921
GlaxoSmithKline PLC	85,000	1,948
Man Group PLC	42,500	1,112
Rank Group PLC	171,450	857
Reckitt Benckiser PLC	65,289	1,477
Rio Tinto PLC	42,500	1,174
Royal Bank of Scotland Group PLC	60,000	1,768
Shell Transport & Trading Co., PLC	60,000	446
Smith & Nephew PLC	125,000	1,050
Vodafone Group PLC	830,625	2,059

		17,620

Total Common Stocks (Cost $68,561)		86,767

		Value (000s)

Total Investments 99.4% (Cost $68,561)		$86,767
Other Assets and Liabilities (Net) 0.6%		481

Net Assets 100.0%		$87,248

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $767 which is 0.88% of net assets.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified Institutional investors.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments

NACM Global Fund
Class D
12/31/2003 +	$11.72	$(0.05	)(a)	$2.65	(a)

07/19/2002 - 06/30/2003	10.00	(0.05	)(a)	1.80	(a)

NACM International Fund
Class D
12/31/2003 +	$10.27	$(0.02	)(a)	$1.90	(a)

07/19/2002 - 06/30/2003	10.00	0.11	(a)	0.31	(a)

NACM Pacific Rim Fund
Class D
12/31/2003 +	$6.28	$(0.02	)(a)	$2.21	(a)

07/31/2002 - 06/30/2003	6.86	0.02	(a)	(0.60	)(a)

PEA Innovation Fund
Class D
12/31/2003 +	$13.34	$(0.09	)(a)	$3.92	(a)

06/30/2003	13.87	(0.13	)(a)	(0.40	)(a)

06/30/2002	28.92	(0.24	)(a)	(14.81	)(a)

06/30/2001	72.72	(0.47	)(a)	(36.98	)(a)

06/30/2000	37.52	(0.59	)(a)	42.18	(a)

06/30/1999	24.28	(0.29	)(a)	14.79	(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the investement manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

NACM Global Fund
Class D
12/31/2003 +	$2.60	$0.00	$(0.95)	$(0.95)	$13.37

07/19/2002 - 06/30/2003	1.75	(0.03)	0.00	(0.03)	11.72

NACM International Fund
Class D
12/31/2003 +	$1.88	$(0.01)	$0.00	$(0.01)	$12.14

07/19/2002 - 06/30/2003	0.42	(0.15)	0.00	(0.15)	10.27

NACM Pacific Rim Fund
Class D
12/31/2003 +	$2.19	$0.00	$0.00	$0.00	$8.47

07/31/2002 - 06/30/2003	(0.58)	0.00	0.00	0.00	6.28

PEA Innovation Fund
Class D
12/31/2003 +	$3.83	$0.00	$0.00	$0.00	$17.17

06/30/2003	(0.53)	0.00	0.00	0.00	13.34

06/30/2002	(15.05)	0.00	0.00	0.00	13.87

06/30/2001	(37.45)	0.00	(6.35)	(6.35)	28.92

06/30/2000	41.59	0.00	(6.39)	(6.39)	72.72

06/30/1999	14.50	0.00	(1.26)	(1.26)	37.52

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NACM Global Fund
Class D
12/31/2003 +	22.47%	$31	1.55	%*	(0.80	)%*	126%

07/19/2002 - 06/30/2003	17.55	33	1.55	(c)*	(0.53	)*	260

NACM International Fund
Class D
12/31/2003 +	18.35%	$38	1.65	%*	(0.38	)%*	89%

07/19/2002 - 06/30/2003	4.37	10	1.67	(d)*	1.21		157

NACM Pacific Rim Fund
Class D
12/31/2003 +	34.87%	$276	1.87	%(f)*	(0.54	)%*	52%

07/31/2002 - 06/30/2003	(8.45)	12	1.90	(e)*	0.35		264

PEA Innovation Fund
Class D
12/31/2003 +	28.71%	$15,718	1.31	%(b)*	(1.11	)%*	142%

06/30/2003	(3.82)	13,245	1.30		(1.10)		290

06/30/2002	(52.04)	15,830	1.31	(b)	(1.12)		207

06/30/2001	(55.16)	44,384	1.30		(0.96)		271

06/30/2000	115.85	85,096	1.30		(0.93)		186

06/30/1999	61.62	18,366	1.30		(0.89)		119

(d)	If the investement manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.61%.
(e)	Ratio of expenses to average net assets excluding interest and tax expense is 1.85%.
(f)	Ratio of expenses to average net assets excluding tax expense is 1.85%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Biotechnology Fund
Class D
12/31/2003 +	$21.24	$(0.18	)(a)	$1.97	(a)	$1.79	$0.00	$0.00

06/30/2003	15.96	(0.25	)(a)	5.53	(a)	5.28	0.00	0.00

06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00

01/01/2001 - 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00

12/31/2000	20.02	(0.37	)(a)	16.78	(a)(h)	16.41	0.00	(0.04)

12/31/1999	11.44	(0.15	)(a)	12.03	(a)	11.88	0.00	(3.30)

12/31/1998	10.00	(0.10	)(a)	1.86	(a)	1.76	0.00	(0.32)

RCM Global Healthcare Fund
Class D
12/31/2003 +	$18.64	$(0.10	)(a)	$0.88	(a)	$0.78	$0.00	$0.00

06/30/2003	16.25	(0.15	)(a)	2.54	(a)	2.39	0.00	0.00

06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)

01/01/2001 - 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00

12/31/2000	14.25	(0.16	)(a)	10.61	(a)	10.45	0.00	(0.10)

12/31/1999	13.42	(0.11	)(a)	3.53	(a)	3.42	0.00	(2.59)

12/31/1998	11.65	(0.09	)(a)	3.02	(a)	2.93	0.00	(1.16)

RCM Global Small-Cap Fund
Class D
12/31/2003 +	$13.54	$(0.10	)(a)	$4.53	(a)	$4.43	$0.00	$0.00

06/30/2003	13.18	(0.10	)(a)	0.46	(a)	0.36	0.00	0.00

06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00

01/01/2001 - 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00

12/31/2000	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)	0.00	(1.50)

03/09/1999 - 12/31/1999	11.63	(0.21	)(a)	13.67	(a)	13.46	0.00	(1.78)

RCM Global Technology Fund
Class D
12/31/2003 +	$24.26	$(0.23	)(a)	$6.27	(a)	$6.04	$0.00	$0.00

06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00

06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00

01/01/2001 - 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00

12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)

01/20/1999 - 12/31/1999	24.01	(0.49	)(a)	36.99	(a)	36.50	0.00	(1.38)

RCM International Growth Equity Fund
Class D
12/31/2003 +	$7.44	$(0.02	)(a)	$1.83	(a)	$1.81	$(0.09)	$0.00

06/30/2003	8.30	0.05	(a)	(0.93	)(a)	(0.88)	(0.05)	0.00

06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00

01/01/2001 - 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00

12/31/2000	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)	(2.19)

03/09/1999 - 12/31/1999	14.78	0.01	(a)	9.08	(a)	9.09	(0.16)	(1.40)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee Added to Paid-In Capital		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)

RCM Biotechnology Fund
Class D
12/31/2003 +	$0.00	$0.00		$23.03	8.43%	$311,826

06/30/2003	0.00	0.00		21.24	33.08	319,143

06/30/2002	0.00	0.00		15.96	(46.43)	293,216

01/01/2001 - 06/30/2001	0.00	0.00		29.80	(18.11)	760,362

12/31/2000	(0.04)	0.00		36.39	81.93	908,401

12/31/1999	(3.30)	0.00		20.02	111.39	14,870

12/31/1998	(0.32)	0.00		11.44	17.76	3,911

RCM Global Healthcare Fund
Class D
12/31/2003 +	$0.00	$0.00		$19.42	4.18%	$170,644

06/30/2003	0.00	0.00		18.64	14.71	170,980

06/30/2002	(0.68)	0.00		16.25	(22.15)	166,442

01/01/2001 - 06/30/2001	0.00	0.00		21.65	(11.99)	240,503

12/31/2000	(0.10)	0.00		24.60	73.37	256,909

12/31/1999	(2.59)	0.00		14.25	28.73	6,284

12/31/1998	(1.16)	0.00		13.42	25.57	5,487

RCM Global Small-Cap Fund
Class D
12/31/2003 +	$0.00	$0.00		$17.97	32.72%	$7,054

06/30/2003	0.00	0.00		13.54	2.73	5,172

06/30/2002	0.00	0.00		13.18	(18.34)	6,840

01/01/2001 - 06/30/2001	0.00	0.00		16.14	(13.18)	16,842

12/31/2000	(1.50)	0.00		18.59	(13.84)	15,640

03/09/1999 - 12/31/1999	(1.78)	0.00		23.31	116.97	1,430

RCM Global Technology Fund
Class D
12/31/2003 +	$0.00	$0.00		$30.30	24.90%	$200,402

06/30/2003	0.00	0.00		24.26	18.51	155,574

06/30/2002	0.00	0.00		20.47	(36.92)	149,774

01/01/2001 - 06/30/2001	0.00	0.00		32.42	(35.22)	258,371

12/31/2000	(0.43)	0.00		50.09	(14.60)	378,043

01/20/1999 - 12/31/1999	(1.38)	0.00		59.13	152.69	82,330

RCM International Growth Equity Fund
Class D
12/31/2003 +	$(0.09)	$0.00		$9.16	24.40%	$2,062

06/30/2003	(0.05)	0.07	(a)	7.44	(9.68)	3,547

06/30/2002	(0.23)	0.00		8.30	(22.89)	5,904

01/01/2001 - 06/30/2001	0.00	0.00		11.03	(20.19)	10,832

12/31/2000	(2.45)	0.00		13.82	(26.95)	5,124

03/09/1999 - 12/31/1999	(1.56)	0.00		22.31	62.48	1,738

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

RCM Biotechnology Fund
Class D
12/31/2003 +	1.61	%(f)*	1.61	%(f)*	(1.59)%*	65%

06/30/2003	1.61	(f)	1.61	(f)	(1.45)	145

06/30/2002	1.54		1.54		(1.32)	76

01/01/2001 - 06/30/2001	1.50	*	1.50	*	(1.27)*	43

12/31/2000	1.50		1.53		(1.06)	250

12/31/1999	1.50		4.53		(1.09)	431

12/31/1998	1.50		4.87		(0.95)	127

RCM Global Healthcare Fund
Class D
12/31/2003 +	1.61	%(c)*	1.61	%(c)*	(1.11)%*	103%

06/30/2003	1.61	(f)	1.61	(f)	(0.94)	151

06/30/2002	1.54		1.57		(0.98)	145

01/01/2001 - 06/30/2001	1.50	*	1.54	*	(0.87)*	69

12/31/2000	1.50		1.64		(0.68)	216

12/31/1999	1.50		4.85		(0.81)	394

12/31/1998	1.50		3.65		(0.69)	154

RCM Global Small-Cap Fund
Class D
12/31/2003 +	1.85	%*	1.85	%*	(1.23)%*	63%

06/30/2003	1.86	(g)	1.86	(g)	(0.87)	183

06/30/2002	1.92		2.70		(1.25)	326

01/01/2001 - 06/30/2001	1.75	*	2.64	*	(1.30)*	134

12/31/2000	1.75		2.20		(1.06)	20

03/09/1999 - 12/31/1999	1.75	*	16.71	*	(1.49)*	162

RCM Global Technology Fund
Class D
12/31/2003 +	1.76	%(d)*	1.76	%(d)*	(1.63)%*	77%

06/30/2003	1.76	(e)	1.76	(e)	(1.32)	237

06/30/2002	1.63		1.65		(1.19)	343

01/01/2001 - 06/30/2001	1.56	*	1.56	*	(0.45)*	386

12/31/2000	1.50		1.50		(0.55)	451

01/20/1999 - 12/31/1999	1.75	*	1.99	*	(1.32)*	119

RCM International Growth Equity Fund
Class D
12/31/2003 +	1.50	%(b)*	1.50	%(b)*	(0.38)%*	55%

06/30/2003	1.53	(b)	1.53	(b)	0.75	86

06/30/2002	1.45		1.80		0.14	261

01/01/2001 - 06/30/2001	1.25	*	1.94	*	0.33 *	84

12/31/2000	1.25		2.36		(0.29)	162

03/09/1999 - 12/31/1999	1.25	*	10.89	*	0.07 *	140

(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(h)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$2,932	$6,131	$24,892

Cash	0	1	15

Foreign currency, at value	0	2	551

Security lending interest receivable	0	0	0

Receivable for investments sold	27	81	290

Receivable for Fund shares sold	14	11	184

Interest and dividends receivable	1	8	19

	2,974	6,234	25,951

Liabilities:
Payable for investments purchased	$51	$9	$526

Due to Custodian	21	0	0

Payable for Fund shares redeemed	0	0	23

Payable for collateral for securities on loan	0	0	0

Dividends payable	2	0	0

Accrued investment advisory fee	2	4	18

Accrued administration fee	1	3	13

Accrued distribution fee	1	1	6

Accrued servicing fee	0	1	4

Other liabilities	0	1	12

	78	19	602

Net Assets	$2,896	$6,215	$25,349

Net Assets Consist of:
Paid in capital	$2,509	$5,220	$24,696

Undistributed (overdistributed) net investment income	19	(22)	(24)

Accumulated undistributed net realized gain (loss)	48	88	(2,278)

Net unrealized appreciation	320	929	2,955

	$2,896	$6,215	$25,349

Net Assets:
Class D	$31	$38	$276

Other Classes	2,865	6,177	25,073

Shares Issued and Outstanding:
Class D	2	3	33

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$13.37	$12.14	$8.47

Cost of Investments Owned	$2,613	$5,202	$21,930

Cost of Foreign Currency Held	$0	$2	$551

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	PEA Innovation Fund	RCM Biotechnology Fund	RCM Global Healthcare Fund

Assets:
Investments, at value	$1,390,081	$329,303	$181,051

Cash	0	159	38

Foreign currency, at value	0	0	0

Security lending interest receivable	48	0	0

Receivable for investments sold	15,689	4,497	12,188

Receivable for Fund shares sold	1,183	567	224

Interest and dividends receivable	99	26	39

	1,407,100	334,552	193,540

Liabilities:
Payable for investments purchased	$0	$828	$1,968

Due to Custodian	4,719	0	0

Payable for Fund shares redeemed	10,584	2,074	1,009

Payable for collateral for securities on loan	210,924	0	0

Dividends payable	0	0	0

Accrued investment advisory fee	669	259	133

Accrued administration fee	401	129	91

Accrued distribution fee	467	7	8

Accrued servicing fee	240	72	41

Other liabilities	0	0	0

	228,004	3,369	3,250

Net Assets	$1,179,096	$331,183	$190,290

Net Assets Consist of:
Paid in capital	$4,159,966	$716,798	$233,279

Undistributed (overdistributed) net investment income	(8,717)	(2,774)	(1,091)

Accumulated undistributed net realized gain (loss)	(3,150,362)	(444,447)	(64,563)

Net unrealized appreciation	178,209	61,606	22,665

	$1,179,096	$331,183	$190,290

Net Assets:
Class D	$15,718	$311,826	$170,644

Other Classes	1,163,378	19,357	19,646

Shares Issued and Outstanding:
Class D	915	13,541	8,788

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$17.17	$23.03	$19.42

Cost of Investments Owned	$1,211,873	$267,702	$158,388

Cost of Foreign Currency Held	$0	$0	$0

Amounts in thousands, except per share amounts	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Assets:
Investments, at value	$38,762	$461,418	$86,767

Cash	1,391	6,493	1,833

Foreign currency, at value	27	0	845

Security lending interest receivable	0	0	0

Receivable for investments sold	0	5,484	0

Receivable for Fund shares sold	1,026	1,455	193

Interest and dividends receivable	18	79	144

	41,224	474,929	89,782

Liabilities:
Payable for investments purchased	$49	$0	$0

Due to Custodian	0	0	0

Payable for Fund shares redeemed	1,593	8,135	2,404

Payable for collateral for securities on loan	0	0	0

Dividends payable	0	0	0

Accrued investment advisory fee	32	389	37

Accrued administration fee	17	200	47

Accrued distribution fee	8	9	26

Accrued servicing fee	6	60	11

Other liabilities	5	2	9

	1,710	8,795	2,534

Net Assets	$39,514	$466,134	$87,248

Net Assets Consist of:
Paid in capital	$46,818	$943,759	$215,679

Undistributed (overdistributed) net investment income	(162)	(3,072)	(588)

Accumulated undistributed net realized gain (loss)	(13,229)	(592,654)	(146,067)

Net unrealized appreciation	6,087	118,101	18,224

	$39,514	$466,134	$87,248

Net Assets:
Class D	$7,054	$200,402	$2,062

Other Classes	32,460	265,732	85,186

Shares Issued and Outstanding:
Class D	392	6,613	225

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$17.97	$30.30	$9.16

Cost of Investments Owned	$32,670	$343,317	$68,561

Cost of Foreign Currency Held	$27	$0	$840

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Statements of Operations

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$0	$0	$4

Dividends, net of foreign taxes	8	30	123

Security lending income	0	0	0

Miscellaneous income	0	0	0

Total Income	8	30	127

Expenses:
Investment advisory fees	8	18	71

Administration fees	5	14	49

Servicing fees - Class D	0	0	0

Distribution and/or servicing fees - Other Classes	3	6	27

Trustees’ fees	0	0	0

Interest expense	0	0	0

Tax Expense	0	0	4

Total Expenses	16	38	151

Net Investment (Loss)	(8)	(8)	(24)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	228	206	1,171

Net realized gain (loss) on options	0	0	(3)

Net realized gain (loss) on foreign currency transactions	16	100	(1)

Net change in unrealized appreciation (depreciation) on investments	161	569	2,494

Net change in unrealized (depreciation) on options	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain	405	875	3,661

Net Increase in Assets Resulting from Operations	$397	$867	$3,637

30    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PEA Innovation Fund	RCM Biotechnology Fund	RCM Global Healthcare Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$270	$31	$19

Dividends, net of foreign taxes	536	15	458

Security lending income	283	0	0

Miscellaneous income	3	0	0

Total Income	1,092	46	477

Expenses:
Investment advisory fees	3,630	1,557	760

Administration fees	2,192	778	523

Servicing fees - Class D	20	412	216

Distribution and/or servicing fees - Other Classes	3,922	57	58

Trustees’ fees	45	15	8

Interest expense	0	1	3

Tax Expense	0	0	0

Total Expenses	9,809	2,820	1,568

Net Investment (Loss)	(8,717)	(2,774)	(1,091)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	228,476	35,828	12,319

Net realized gain (loss) on options	0	(802)	9

Net realized gain (loss) on foreign currency transactions	0	13	5

Net change in unrealized appreciation (depreciation) on investments	43,262	(5,680)	(3,672)

Net change in unrealized (depreciation) on options	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	2	1

Net Gain	271,738	29,361	8,662

Net Increase in Assets Resulting from Operations	$263,021	$26,587	$7,571

Amounts in thousands	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$11	$109	$37

Dividends, net of foreign taxes	67	154	401

Security lending income	0	0	0

Miscellaneous income	0	0	0

Total Income	78	263	438

Expenses:
Investment advisory fees	124	1,959	194

Administration fees	68	1,013	244

Servicing fees – Class D	9	243	6

Distribution and/or servicing fees – Other Classes	38	106	193

Trustees’ fees	1	14	3

Interest expense	0	0	15

Tax Expense	0	0	0

Total Expenses	240	3,335	655

Net Investment (Loss)	(162)	(3,072)	(217)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	1,840	57,714	57

Net realized gain (loss) on options	0	1,068	0

Net realized gain (loss) on foreign currency transactions	335	584	2,540

Net change in unrealized appreciation (depreciation) on investments	4,298	21,342	14,987

Net change in unrealized (depreciation) on options	0	(5)	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	2	(4)

Net Gain	6,473	80,705	17,580

Net Increase in Assets Resulting from Operations	$6,311	$77,633	$17,363

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    31

Statement of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM International Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Operations:
Net investment income (loss)	$(8)	$0	$(8)	$34

Net realized gain (loss)	244	30	306	(201)

Net change in unrealized appreciation (depreciation)	161	159	569	360

Net increase (decrease) resulting from operations	397	189	867	193

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0

Other Classes	0	(5)	(15)	(50)

From net realized capital gains
Class D	(1)	0	0	0

Other Classes	(193)	0	0	0

Total Distributions	(194)	(5)	(15)	(50)

Fund Share Transactions:
Receipts for shares sold
Class D	17	34	25	35

Other Classes	1,504	1,149	2,201	4,229

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	1	0	0	0

Other Classes	170	5	13	50

Cost of shares redeemed
Class D	(23)	(4)	0	(27)

Other Classes	(333)	(11)	(801)	(505)

Net increase (decrease) resulting from Fund share transactions	1,336	1,173	1,438	3,782

Fund Redemption Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	1,539	1,357	2,290	3,925

Net Assets:
Beginning of period	1,357	0	3,925	0

End of period*	$2,896	$1,357	$6,215	$3,925

* Including undistributed (overdistributed) net investment income of:	$19	$27	$(22)	$1

32    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NACM Pacific Rim Fund		PEA Innovation Fund		RCM Biotechnology Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(24)	$52	$(8,717)	$(13,015)	$(2,774)	$(4,008)

Net realized gain (loss)	1,167	(1,568)	228,476	(562,249)	35,039	(127,169)

Net change in unrealized appreciation (depreciation)	2,494	(316)	43,262	533,790	(5,678)	208,249

Net increase (decrease) resulting from operations	3,637	(1,832)	263,021	(41,474)	26,587	77,072

Distributions to Shareholders:
From net investment income

Class D	0	0	0	0	0	0

Other Classes	0	(68)	0	0	0	0

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	(68)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	1,004	13	3,529	3,507	25,477	54,046

Other Classes	28,139	7,481	207,915	314,309	15,633	11,578

Issued in reorganization
Class D	0	0	0	762	0	0

Other Classes	0	0	0	66,816	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	68	0	0	0	0

Cost of shares redeemed
Class D	(771)	0	(4,763)	(6,029)	(58,592)	(104,443)

Other Classes	(12,657)	(11,240)	(215,200)	(439,323)	(7,589)	(3,137)

Net increase (decrease) resulting from Fund share transactions	15,715	(3,678)	(8,519)	(59,958)	(25,071)	(41,956)

Fund Redemption Fee	0	0	0	2	24	51

Total Increase (Decrease) in Net Assets	19,352	(5,578)	254,502	(101,430)	1,540	35,167

Net Assets:
Beginning of period	5,997	11,575	924,594	1,026,024	329,643	294,476

End of period*	$25,349	$5,997	$1,179,096	$924,594	$331,183	$329,643

* Including undistributed (overdistributed) net investment income of:	$(24)	$0	$(8,717)	$0	$(2,774)	$0

Amounts in thousands	RCM Global Healthcare Fund		RCM Global Small-Cap Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(1,091)	$(1,457)	$(162)	$(76)

Net realized gain (loss)	12,333	(25,461)	2,175	(1,531)

Net change in unrealized appreciation (depreciation)	(3,671)	47,115	4,298	1,596

Net increase (decrease) resulting from operations	7,571	20,197	6,311	(11)

Distributions to Shareholders:
From net investment income

Class D	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains

Class D	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:

Receipts for shares sold

Class D	23,539	46,877	3,268	856

Other Classes	11,164	9,960	27,858	22,676

Issued in reorganization

Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions

Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed

Class D	(30,702)	(61,126)	(3,264)	(2,442)

Other Classes	(3,893)	(2,264)	(5,991)	(22,605)

Net increase (decrease) resulting from Fund share transactions	108	(6,553)	21,871	(1,515)

Fund Redemption Fee	4	20	2	12

Total Increase (Decrease) in Net Assets	7,683	13,664	28,184	(1,514)

Net Assets:
Beginning of period	182,607	168,943	11,330	12,844

End of period*	$190,290	$182,607	$39,514	$11,330

* Including undistributed (overdistributed) net investment income of:	$(1,091)	$0	$(162)	$0

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    33

Statement of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Global Technology Fund		RCM International Growth Equity Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment income (loss)	$(3,072)	$(2,695)	$(217)	$370

Net realized gain (loss)	59,366	(55,817)	2,597	(21,877)

Net change in unrealized appreciation	21,339	98,233	14,983	7,157

Net increase (decrease) resulting from operations	77,633	39,721	17,363	(14,350)

Distributions to Shareholders:
From net investment income
Class D	0	0	(42)	(45)

Other Classes	0	0	(843)	(505)

Total Distributions	0	0	(885)	(550)

Fund Share Transactions:
Receipts for shares sold
Class D	47,141	37,824	3,849	34,986

Other Classes	186,191	112,484	63,525	166,404

Issued as reinvestment of distributions
Class D	0	0	41	41

Other Classes	0	0	758	417

Cost of shares redeemed
Class D	(41,365)	(53,420)	(6,241)	(37,159)

Other Classes	(96,558)	(110,890)	(57,401)	(222,815)

Net increase (decrease) resulting from Fund share transactions	95,409	(14,002)	4,531	(58,126)

Fund Redemption Fee	23	35	33	313

Total Increase (Decrease) in Net Assets	173,065	25,754	21,042	(72,713)

Net Assets:
Beginning of period	293,069	267,315	66,206	138,919

End of period*	$466,134	$293,069	$87,248	$66,206

* Including undistributed (overdistributed) net investment income of:	$(3,072)	$0	$(588)	$514

34    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized

PIMCO Funds Semi-Annual Report  |  12.31.03    35

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $237; NACM International Fund - $3,413; NACM Pacific Rim Fund - $20,493; PEA Innovation Fund - $296; RCM Global Healthcare Fund - $1,873; RCM Global Small-Cap Fund - $1,912; RCM Global Technology Fund - $3,455; and RCM International Growth Equity Fund - $37,281.

Options Contracts. Certain Funds may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the RCM International Growth Equity Fund; 0.65% for the PEA Innovation Fund; 0.70% for the NACM Global and NACM International Funds; 0.80% for the RCM Global Healthcare Fund; 0.90% for the NACM Pacific Rim and RCM Biotechnology Funds; 0.95% for the RCM Global Technology Fund; and 1.00% for the RCM Global Small-Cap Fund.

Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.40% for the PEA Innovation Fund; 0.45% for the RCM Biotechnology Fund; 0.55% for the RCM Global Healthcare and RCM Global Technology Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; and 0.70% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is

36    PIMCO Funds Semi-Annual Report  |  12.31.03

charged at the annual rate of 0.25% for the PEA Innovation Fund; 0.40% for the NACM Global, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40% for the PEA Innovation Fund; 0.45% for the RCM Biotechnology Fund; 0.55% for the RCM Global Healthcare and RCM Global Technology Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; and 0.70% for all other Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class R is charged at the annual rate of 0.60% for the NACM Global Fund; and 0.70% for the NACM International Fund.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

PEA Innovation, RCM Biotechnology and RCM Global Healthcare Funds	1.00	%*
All Other Funds	2.00%

*	The redemption fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $1,181,942 representing commissions (sales charges) and contingent deferred sales charges.

PIMCO Funds Semi-Annual Report  |  12.31.03    37

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above PIMCO Advisors have agreed to waive a portion of the NACM Global and NACM International Funds’ advisory and administration fees to the extent that the payment of each Fund’s pro rata share of expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin Class	Class A	Class B	Class C	Class D	Class R

NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NACM Global Fund	$3,508	$2,426
NACM International Fund	5,378	4,034
NACM Pacific Rim Fund	22,221	7,583
PEA Innovation Fund	1,500,970	1,459,867
RCM Biotechnology Fund	214,192	233,627
RCM Global Healthcare Fund	185,238	193,461
RCM Global Small-Cap Fund	32,915	13,876
RCM Global Technology Fund	371,709	285,578
RCM International Growth Equity Fund	46,586	37,947

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium

Balance at 06/30/2003	$9
Sales	970
Closing Buys	(962)
Expirations	(17)
Exercised	0

Balance at 12/31/2003	$0

38    PIMCO Funds Semi-Annual Report  |  12.31.03

6. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
NACM Global Fund	$332	$(13)	$319
NACM International Fund	949	(20)	929
NACM Pacific Rim Fund	3,218	(256)	2,962
PEA Innovation Fund	200,380	(22,172)	178,208
RCM Biotechnology Fund	68,845	(7,244)	61,601
RCM Global Healthcare Fund	23,607	(944)	22,663
RCM Global Small-Cap Fund	6,608	(516)	6,092
RCM Global Technology Fund	120,547	(2,446)	118,101
RCM International Growth Equity Fund	18,518	(312)	18,206

7. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,453	$689,032	$(11,040)

PIMCO Funds Semi-Annual Report  |  12.31.03    39

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1	$17	3	$34

Other Classes	117	1,504	113	1,149

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	1	0	0

Other Classes	12	170	0	5

Cost of shares redeemed
Class D	(2)	(23)	0	(4)

Other Classes	(26)	(333)	(1)	(11)

Net increase (decrease) resulting from Fund share transactions	102	$1,336	115	$1,173

	NACM International Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2	$25	4	$35

Other Classes	197	2,201	428	4,229

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	1	13	5	50

Cost of shares redeemed
Class D	0	0	(3)	(27)

Other Classes	(71)	(801)	(51)	(505)

Net increase (decrease) resulting from Fund share transactions	129	$1,438	383	$3,782

	NACM Pacific Rim Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	130	$1,004	2	$13

Other Classes	3,680	28,139	1,304	7,481

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	9	68

Cost of shares redeemed
Class D	(99)	(771)	0	0

Other Classes	(1,664)	(12,657)	(1,948)	(11,240)

Net increase (decrease) resulting from Fund share transactions	2,047	$15,715	(633)	$(3,678)

	RCM Global Technology Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,645	$47,141	1,911	$37,824

Other Classes	6,392	186,191	5,730	112,484

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(1,445)	(41,365)	(2,813)	(53,420)

Other Classes	(3,336)	(96,558)	(5,816)	(110,890)

Net increase (decrease) resulting from Fund share transactions	3,256	$95,409	(988)	$(14,002)

	RCM International Growth Equity Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	494	$3,849	5,010	$34,986

Other Classes	8,008	63,525	23,729	166,404

Issued as reinvestment of distributions
Class D	5	41	6	41

Other Classes	87	758	60	417

Cost of shares redeemed
Class D	(751)	(6,241)	(5,251)	(37,159)

Other Classes	(7,212)	(57,401)	(31,321)	(222,815)

Net increase (decrease) resulting from Fund share transactions	631	$4,531	(7,767)	$(58,126)

40    PIMCO Funds Semi-Annual Report  |  12.31.03

	PEA Innovation Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	220	$3,529	294	$3,507

Other Classes	13,449	207,915	27,442	314,309

Issued in reorganization
Class D	0	0	82	762

Other Classes	0	0	7,637	66,816

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(298)	(4,763)	(525)	(6,029)

Other Classes	(14,133)	(215,200)	(39,623)	(439,323)

Net increase (decrease) resulting from Fund share transactions	(762)	$(8,519)	(4,693)	$(59,958)

	RCM Biotechnology Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,129	$25,477	2,934	$54,046

Other Classes	698	15,633	590	11,578

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(2,616)	(58,592)	(6,274)	(104,443)

Other Classes	(348)	(7,589)	(173)	(3,137)

Net increase (decrease) resulting from Fund share transactions	(1,137)	$(25,071)	(2,923)	$(41,956)

	RCM Global Healthcare Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,263	$23,539	2,909	$46,877

Other Classes	604	11,164	616	9,960

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(1,651)	(30,702)	(3,975)	(61,126)

Other Classes	(211)	(3,893)	(142)	(2,264)

Net increase (decrease) resulting from Fund share transactions	5	$108	(592)	$(6,553)

	RCM Global Small-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	199	$3,268	70	$856

Other Classes	1,737	27,858	1,966	22,676

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(189)	(3,264)	(206)	(2,442)

Other Classes	(383)	(5,991)	(1,965)	(22,605)

Net increase (decrease) resulting from Fund share transactions	1,364	$21,871	(135)	$(1,515)

9. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

PIMCO Funds Semi-Annual Report  |  12.31.03    41

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42    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, PEA Capital LLC (formerly, PIMCO Equity Advisors LLC), RCM Capital Management LLC

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLC, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report.	PZ016S.1/04

PIMCO

ADVISORS

Semi-Annual Report

12.31.03

PIMCO Stock Funds

Share Class

R

VALUE STOCK FUNDS

NFJ Dividend Value Fund

PEA Value Fund

PEA Renaissance Fund

NFJ Small-Cap Value Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

PEA Growth Fund

RCM Mid-Cap Fund

GLOBAL STOCK FUND

NACM Global Fund

INTERNATIONAL STOCK FUND

NACM International Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

P I M C O

A D V I S O R S

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class R Shares returned 12.95% for the six-month period ended December 31, 2003, versus the 15.14% return for the Fund’s benchmark, the S&P 500 Index. The Fund’s Lipper category posted an average gain of 15.58% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, with the Russell 2000 Index gaining 24.92% over the last six months of 2003. This was followed by mid-caps (Russell Mid-Cap Index up 21.31%) and then large-caps (S&P 500 Index up 15.14%). In terms of style, value outperformed growth, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 16.54% and large-cap growth stocks (Russell 1000 Growth Index) returning 14.75%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the financial services sector produced mixed results. Holdings in brokerage firms benefited performance as these companies were supported by stock market strength and increased capital markets activity. Conversely, holdings in banks proved to be a negative for the portfolio. These companies suffered when mortgage refinancings and originations slowed in the second half of 2003.

•	Portfolio performance was aided over the last six months by exposure to the consumer discretionary sector. As the economy improved, investors were encouraged to spend, benefiting the Fund’s holdings.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (3/8/91)

PIMCO CCM Capital Appreciation Fund Class R Shares	12.95%	26.18%	1.21%	10.40%	11.63%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Multi-Cap Core Fund Average	15.58%	29.89%	2.49%	9.79%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	For the six-month period ended December 31, 2003, the Fund’s Class R Shares returned 15.24%, compared with a return of 21.31% for the Russell Mid-Cap Index. The Lipper Mid-Cap Core Fund Average returned 19.73% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leader, however, followed by mid-caps and then large-caps. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with mid-cap value stocks (as measured by the Russell Mid-Cap Value Index) returning 22.07% and mid-cap growth stocks (Russell Mid-Cap Growth Index) returning 20.19%.

•	The Fund’s exposure to the technology sector detracted from relative performance. The portfolio’s focus on higher quality issues prevented it from holding many of the more aggressive technology names that saw the largest rebounds during the reporting period.

•	Investments in the transportation sector also hindered portfolio performance over the last six months. For example, Fund holding Jet Blue saw its stock price fall when the company announced that increased air fare competition would reduce expected earnings.

•	Consumer discretionary exposure benefited the Fund during the reporting period. In particular, the Fund saw solid returns from our investment in high-end retailers, such as Coach and Nordstrom. These companies were helped by the improving economy and consumer spending.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (8/26/91)

PIMCO CCM Mid-Cap Fund Class R Shares	15.24%	30.04%	3.37%	10.54%	11.48%

Russell Mid-Cap Index	21.31%	40.08%	7.23%	12.18%	—

Lipper Mid-Cap Core Fund Average	19.73%	36.11%	8.72%	11.20%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks long-term capital appreciation by investing primarily in companies that, the portfolio managers believe, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class R Shares delivered a total return of 22.34% for the six-month period ended December 31, 2003. This compared favorably to the 20.60% return of its benchmark, the MSCI All-Country World Free Index, in the same time period.

•	Large economies around the world, U.S., Japan, Germany, and UK are all showing positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many of the economically sensitive stocks led the market higher.

•	Top-performing sectors were information technology and consumer discretionary. From a regional perspective, Germany and Japan were positive contributors while Canada and Mexico trailed.

•	Top-performing stocks were Seimens AG from Germany (an electronics and communications conglomerate) which benefited from the global recovery, and E*Trade Financial Corp (an online diversified financial services company) as improving investor demand and a potential acquirer pushed shares higher.

•	Positions which hindered performance were Seagate Technology and Monster Worldwide, which have ultimately been sold out of the Fund.

CUMULATIVE TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM Global Fund Class R Shares	22.34%	37.64%	—	—	28.16%

MSCI All-Country World Free Index	20.60%	34.63%	—	—	—

Lipper Global Fund Average	19.72%	32.09%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

6    PIMCO Funds Semi-Annual Report  |  12.31.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalized equity securities of issuers located in more than 50 countries worldwide.

•	The Fund’s Class R Shares delivered a total return of 18.28% for the six-month period ended December 31, 2003. This performance fell short of the 23.44% return for the benchmark, the MSCI EAFE Growth Index, in the same time period.

•	Large economies around the world—U.S., Japan, Germany, and UK—all showed positive GDP growth, which was last achieved in the first quarter of 2001. Investor confidence improved and many economically sensitive stocks led the equity markets higher.

•	Information technology and consumer discretionary stocks were generally the top performers. U.S. investors benefited from a weak dollar as both the Euro and Yen rose relative to the dollar.

•	Top-performing stocks were SAP AG from Germany (a leading software company), which has benefited from the global recovery, and China Telecom Group (a Chinese telecommunication company), which rose on improving revenues and increased investor demand for Chinese companies.

•	Positions which hindered performance included NTT DoCoMo Inc., a Japanese telecommunications company and Keyence Corp, a Japanese a supplier of sensors and measurement equipment for factory automation. Both have ultimately been sold out of the Fund.

CUMULATIVE TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (7/19/02)

PIMCO NACM International Fund Class R Shares	18.28%	28.70%	—	—	15.43%

MSCI EAFE Growth Index	23.44%	32.47%	—	—	—

Lipper International Fund Average	23.93%	34.74%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund (formerly NFJ Equity Income Fund)

•	PIMCO NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the six-month period ended December 31, 2003, the Fund’s Class R Shares returned 17.26%, outperforming the 15.14% return of its benchmark (S&P 500 Index).

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund’s absolute and relative performance was aided by exposure to the more cyclical sectors, including autos and transportation, producer durables, and materials and processing. Two examples of particularly strong holdings in these areas were paper manufacturer Georgia-Pacific and auto manufacturer General Motors.

•	The Fund also benefited from its underweight in financial services. In addition, what holdings the Fund did have in this area were strong contributors. One particular example was the portfolio’s investment in regional bank Fleet Boston Financial. Fleet stock, which had been undervalued for some time, saw a dramatic rise after Bank of America announced its tender offer for the company this fall.

•	Conversely, the Fund was hurt by its substantial underweighting in the technology sector, which continued to significantly outpace the broad market. The Fund’s strict value discipline process prevented it from owning virtually any technology names.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Dividend Value Fund Class R Shares	17.26%	27.30%	—	—	11.13%

S&P 500 Index	15.14%	28.68%	—	—	—

Lipper Equity Income Fund Average	14.84%	26.03%	—	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment.

•	The Fund’s Class R Shares returned 18.30% for the six-month period ended December 31, 2003, versus 24.92% for the Russell 2000 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Encouraged by improving economic statistics, investor confidence and risk tolerance grew. As investors moved back into stocks, virtually every segment of the market saw price improvement. Small-cap stocks were the clear leaders, however, outperforming mid-caps and large-caps over the six months ended December 31, 2003.

•	Within the small-cap area, lower-quality stocks significantly outperformed higher-quality issues. In particular, stocks with higher betas, negative earnings and low or no dividend yield saw the largest price gains. Because of the Fund’s focus on higher quality, dividend-paying stocks with strong balance sheets, it did not fully participate in this rally.

•	The Fund’s dramatic underweighting of technology was the single largest detractor from relative performance during the past six months ended December 31, 2003, as technology continued to post strong returns. The Fund’s strict value discipline prevented it from holding virtually any technology stocks. The Fund’s overweighting to the utility sector also hurt performance during the reporting period.

•	Fund performance was helped by exposure to both the materials and industrial sectors. Holdings in these areas benefited from the economic recovery. Two specific examples were Acuity Brands, a lighting and chemical manufacturer, and Hughes Supply, a diversified wholesale distributor of construction and industrial materials.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (10/1/91)

PIMCO NFJ Small-Cap Value Fund Class R Shares	18.30%	29.83%	12.01%	12.39%	13.14%

Russell 2000 Index	24.92%	47.25%	7.13%	9.47%	—

Lipper Small-Cap Value Fund Average	24.46%	42.94%	13.51%	13.05%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. The fund targets 50% of its assets in securities selected for their earnings growth potential and 50% of its assets in securities for their current income producing potential.

•	The Fund’s Class R Shares returned 16.90% for the six-month period ended December 31, 2003, versus a 15.14% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement.

•	When the tax rate on dividend income was reduced in 2003, it was generally assumed that dividend-paying stocks would get an immediate boost. This did not happen, however, as investors focused instead on lower-priced, lower-quality stocks that they believed might benefit most from the economic recovery.

•	The Fund benefited from its overweight in basic materials relative to its benchmark. In particular, the portfolio saw gains from its investment in Alcoa, an aluminum manufacturer, and Freeport-McMoran, a copper and gold mining company. Both of these holdings were supported by expectations of increased demand for metals, especially from China. In addition, Fund holding Dow Chemical performed well after reporting better than expected earnings.

•	Performance was hindered during the period by the Fund’s underweighting in the consumer discretionary sector. The portfolio also was hurt by stock selection in pharmaceuticals, with holdings Wyeth and Allergan lagging an otherwise solid group.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/28/94)

PIMCO PEA Growth & Income Fund Class R Shares	16.90%	26.84%	6.32%	—	13.28%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class R Shares returned 14.49% for the six-month period ended December 31, 2003, trailing the S&P 500 Index’s return of 15.14% and the 14.75% return for the Russell 1000 Growth Index.

•	Building on the momentum of the second quarter, stocks continued to deliver strong returns over the reporting period. This strength can be traced in part to the success of fiscal and monetary strategies. Encouraged by improving economic statistics, investor confidence grew. Virtually every segment of the stock market saw price improvement during this time.

•	In terms of capitalization, small-cap stocks were the clear leaders in performance for this period. In terms of style, value outperformed growth during the six-month period. In fact, large-cap growth stocks were one of the worst performing segments of the stock market over the period.

•	Stock selection in technology benefited the Fund. For example, portfolio holding Cisco Systems was up on improving business fundamentals and increased enterprise spending for networking gear.

•	The Fund also saw support from stock selection in industrials and health-care. Standouts included Illinois Tool Works, Tyco and Guidant.

•	The Fund’s relative performance was hindered during the six-month period by an underweight in consumer staples. It was also hurt by select stock holdings, including Wal-Mart and Microsoft. These classic blue chip stocks did not fully participate in the broad market rally.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (2/24/84)

PIMCO PEA Growth Fund Class R Shares	14.49%	24.70%	–5.67%	6.72%	11.84%

S&P 500 Index	15.14%	28.68%	–0.57%	11.07%	—

Lipper Large-Cap Core Fund Average	13.75%	25.60%	–1.74%	8.78%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	PIMCO PEA Renaissance Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class R Shares returned 33.89% for the six-month period ended December 31, 2003, substantially outperforming its benchmark, the Russell Mid-Cap Value Index, which returned 22.07%, and its Lipper Average, which returned 21.98% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take affect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement during the period. In terms of style, value outperformed growth during the six-months ended December 31, 2003 across all market caps.

•	The Fund’s cyclical positioning aided performance during this period, as signs of an economic recovery became more apparent. Within this segment, the Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance. More specifically, Teradyne, Kulicke & Soffa Industries and Sanmina produced triple-digit gains during the past six months.

•	The Fund benefited from an overweighting to the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround. The materials sector also performed well, with U.S. Steel providing a triple-digit gain.

•	An underweighting of the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on signs of an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (4/18/88)

PIMCO PEA Renaissance Fund Class R Shares	33.89%	57.93%	15.75%	16.91%	14.55%

Russell Mid-Cap Value Index	22.07%	38.06%	8.73%	13.04%	—

Lipper Mid-Cap Value Fund Average	21.98%	40.00%	10.84%	12.17%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12    PIMCO Funds Semi-Annual Report  |  12.31.03

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class R Shares returned 22.95% for the six-month period ended December 31, 2003, significantly outperforming the 16.54% return of its benchmark, the Russell 1000 Value Index. According to Lipper Inc., Large-Cap Value Funds averaged a return of 15.66% over the same six-month period.

•	Stocks in general delivered strong returns in the second half of the year, supported by the economic recovery. Fiscal and monetary strategies spurred economic growth, boosting investor confidence. With greater risk tolerance, investors increased their stock exposure, driving up virtually every segment of the market. In terms of style, value outperformed growth during the six-months ended December 31, 2003, with large-cap value stocks gaining 16.55% (Russell 1000 Value Index) and large-cap growth stocks gaining 14.75% (Russell 1000 Growth Index).

•	The Fund’s strong relative performance can be largely attributed to its cyclical positioning. By emphasizing sectors that are highly sensitive to the economy, the Fund saw significant benefits from the year’s recovery. Of these sectors, the Fund’s performance was aided in particular by its overweighting in cyclical technology, including semiconductors, and semiconductor capital equipment, and computer manufacturers.

•	The Fund also benefited during the period from an overweighting in the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround.

•	An underweighting in the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on expectations of an improving economy.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/30/91)

PIMCO PEA Value Fund Class R Shares	22.95%	43.48%	10.61%	13.53%	14.15%

Russell 1000 Value Index	16.54%	30.03%	3.56%	11.88%	—

Lipper Large-Cap Value Fund Average	15.66%	28.27%	2.07%	9.65%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    13

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	PIMCO RCM Large-Cap Growth Fund Class R Shares had a total return of 9.26% for the past six month period ended December 31, 2003. This result trailed the Fund’s benchmark, the S&P 500 Index, which returned 15.14% for the same time period.

•	U.S. stocks benefited from better than expected GDP reports as both low interest rates and fiscal stimulus policies had a positive impact on consumer and business spending. Stocks continued their upward trajectory, pulling back slightly in September. Both technology and consumer discretionary sectors performed best, while utilities, consumer staples and healthcare participated to a lesser extent. Corporate profits soared during the third quarter reflecting both lower labor costs and improving volumes. Manufacturing activity confirmed the strength and the ISM Purchasing Managers’ Index grew for its sixth straight month in December, turning in its best performance in 20 years.

•	The portfolio benefited from good stock selection in telecommunication services and from underweighting utilities. Specific holdings which helped performance were United Technologies and Accenture, which reported improving earnings and positive business outlooks.

•	The portfolio was held back by overweight positions in healthcare and consumer staples and underexposure to consumer discretionary. Toward the end of the period, the portfolio increased its weighting in information technology (in companies such as Oracle and eBay) and consumer discretionary (Starbucks and News Corp.) while trimming consumer staples (Anheuser-Busch, Colgate-Palmolive) and healthcare (Merck & Co.).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Large-Cap Growth Fund Class R Shares	9.26%	18.02%	–1.75%	—	8.03%

S&P 500 Index	15.14%	28.68%	–0.57%	—	—

Lipper Large-Cap Growth Fund Average	13.00%	27.01%	–3.87%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

14    PIMCO Funds Semi-Annual Report  |  12.31.03

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by investing 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class R Shares had a total return of 13.94% for the six-month period ended December 31, 2003. This compares to a 20.19% return for its benchmark, the Russell Mid-Cap Growth Index.

•	Mid-cap stock indexes outperformed large-cap indexes in both quarters. Gains were broad based, although the rally was nevertheless skewed towards stocks with speculative characteristics, while stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed.

•	Benchmark relative performance was held back largely as a result of the Fund’s underweight in technology stocks and overweight in energy stocks. The Fund also emphasized larger companies with more reliable earnings streams, which likewise detracted from returns. The Fund’s benchmark relative performance was better in the later part of the period, reflecting both adjustments undertaken to increase the Fund’s economic sensitivity as well as changes in market sentiment toward certain groups of stocks. The market finally began to reward energy stocks for their strong fundamentals after lackluster performance throughout most of 2003.

•	RCM added to industrial/capital goods stocks, including new positions in Goodrich Corporation (GR) and in Ingersoll Rand (IR). Goodrich is a supplier of components, systems and services to the commercial aviation and global military markets. Other stocks in this category included two top holdings, namely Danaher Corporation (DHR) and SPX Corporation (SPW).

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (11/6/79)

PIMCO RCM Mid-Cap Fund Class R Shares	13.94%	28.11%	2.33%	8.99%	15.17%

Russell Mid-Cap Growth Index	20.19%	42.72%	2.01%	9.41%	—

Lipper Mid-Cap Growth Fund Average	17.16%	35.77%	2.27%	7.72%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    15

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Returns prior to the actual class inception are calculated by adjusting the Fund’s oldest class returns to reflect the R share’s different operating expenses. The inception dates for R shares are 12/02. The oldest share class is Institutional, except for PEA Growth and PEA Renaissance whose oldest share class is C.

The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

16    PIMCO Funds Semi-Annual Report  |  12.31.03

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.9%
Aerospace 1.3%
United Technologies Corp.	117,600	$11,145

Building 1.0%
D.R. Horton, Inc.	203,800	8,816

Capital Goods 4.8%
Caterpillar, Inc.	102,700	8,526
Deere & Co.	149,100	9,699
General Electric Co.	427,500	13,244
Ingersoll-Rand Co. ‘A’	145,800	9,897

		41,366

Communications 1.6%
Nextel Communications, Inc. ‘A’ (a)	503,700	14,134

Consumer Discretionary 5.4%
Best Buy Co., Inc.	178,900	9,346
Coach, Inc. (a)	291,600	11,008
Harman International Industries, Inc.	119,300	8,826
Lowe’s Cos., Inc.	144,100	7,982
Nike, Inc. ‘B’	134,200	9,187

		46,349

Consumer Services 5.8%
Apollo Group, Inc. ‘A’ (a)	169,000	11,492
Cendant Corp. (a)	427,500	9,520
McDonald’s Corp.	432,400	10,736
Parker Hannifin Corp.	160,700	9,562
Wendy’s International, Inc.	222,000	8,711

		50,021

Consumer Staples 4.7%
Anheuser-Busch Cos., Inc.	203,800	10,736
Avon Products, Inc.	125,900	8,497
Fortune Brands, Inc.	172,300	12,318
Procter & Gamble Co.	91,100	9,099

		40,650

Energy 7.6%
Anadarko Petroleum Corp.	178,900	9,126
Apache Corp.	128,914	10,455
ConocoPhillips	145,800	9,560
EOG Resources, Inc.	203,800	9,409
Occidental Petroleum Corp.	227,000	9,588
Southern Co.	286,600	8,670
XTO Energy, Inc.	333,000	9,424

		66,232

Financial & Business Services 12.0%
Allstate Corp.	212,100	9,125
Bank of America Corp.	125,900	10,126
Capital One Financial Corp.	139,200	8,532
CIT Group, Inc.	256,800	9,232
Citigroup, Inc.	180,595	8,766
Franklin Resources, Inc.	177,300	9,230
Golden West Financial Corp.	97,800	10,092
J.P. Morgan Chase & Co.	240,200	8,823
MBNA Corp.	346,300	8,606
Merrill Lynch & Co.	205,400	12,047
Morgan Stanley Dean Witter & Co.	155,700	9,010

		103,589

Healthcare 15.1%
Amgen, Inc. (a)	135,900	8,399
Boston Scientific Corp. (a)	120,900	4,444
C.R. Bard, Inc.	109,400	8,889
Celgene Corp. (a)	228,600	10,292
Genentech, Inc. (a)	122,600	11,472
Genzyme Corp. (a)	167,300	8,255
Guidant Corp.	164,000	9,873
Johnson & Johnson	167,300	8,643
Millennium Pharmaceuticals, Inc. (a)	536,800	10,022
Pfizer, Inc.	379,400	13,404
Teva Pharmaceutical Industries Ltd. SP - ADR	177,300	10,055
UnitedHealth Group, Inc. (a)	154,100	$8,965
Varian Medical Systems, Inc. (a)	139,200	9,619
Watson Pharmaceuticals, Inc. (a)	188,900	8,689

		131,021

Materials & Processing 5.1%
Dow Chemical Co.	215,400	8,954
Freeport-McMoran Copper & Gold, Inc. ‘B’	203,800	8,586
Newmont Mining Corp.	177,000	8,604
Phelps Dodge Corp. (a)	116,000	8,826
Weyerhaeuser Co.	144,100	9,222

		44,192

Technology 31.2%
Adobe Systems, Inc.	236,900	9,310
Analog Devices, Inc. (a)	243,600	11,120
Apple Computer, Inc. (a)	470,500	10,055
Applied Materials, Inc. (a)	457,300	10,266
Chiron Corp. (a)	187,200	10,668
Cisco Systems, Inc. (a)	772,100	18,754
Corning, Inc. (a)	914,600	9,539
Dell, Inc. (a)	283,300	9,621
Electronic Arts, Inc. (a)	182,300	8,710
EMC Corp. (a)	709,100	9,162
IBM Corp.	92,800	8,601
Intel Corp.	581,600	18,727
International Game Technology	271,700	9,700
Linear Technology Corp.	207,100	8,713
Mercury Interactive Corp. (a)	189,000	9,193
Microsoft Corp.	984,200	27,105
Motorola, Inc.	632,900	8,905
National Semiconductor Corp. (a)	217,000	8,552
QLogic Corp.	169,000	8,720
QUALCOMM, Inc.	230,300	12,420
Symantec Corp. (a)	275,000	9,529
Texas Instruments, Inc.	364,500	10,709
VERITAS Software Corp. (a)	347,900	12,928
Yahoo, Inc. (a)	210,400	9,504

		270,511

Transportation 2.3%
FedEx Corp.	129,200	8,721
United Parcel Service, Inc.	155,700	11,607

		20,328

Total Common Stocks (Cost $716,417)		848,354

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	43,606,696	43,607

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 01/02/2004	$45,687	45,687
(Dated 12/31/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $21,105 and Freddie Mac 3.875% due 02/15/2005 valued at $25,504. Repurchase proceeds are $45,689.)

Total Short-Term Instruments (Cost $89,294)		89,294

Total Investments 108.2% (Cost $805,711)		$937,648
Other Assets and Liabilities (Net) (8.2%)		(71,121)

Net Assets 100.0%		$866,527

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $42,502 as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    17

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.9%
Building 2.2%
D.R. Horton, Inc.	169,300	$7,324
NVR, Inc. (a)	16,800	7,829

		15,153

Capital Goods 5.7%
Brunswick Corp.	242,100	7,706
Carlisle Cos., Inc.	126,000	7,668
Danaher Corp.	103,600	9,505
Lear Corp.	121,800	7,470
Paccar, Inc.	91,000	7,746

		40,095

Communications 1.2%
Nextel Partners, Inc. ‘A’ (a)	624,200	8,396

Consumer Discretionary 16.7%
Advance Auto Parts, Inc. (a)	88,200	7,179
Chico’s FAS, Inc. (a)	265,900	9,825
Claire’s Stores, Inc.	398,900	7,515
Coach, Inc. (a)	237,952	8,983
Columbia Sportswear Co. (a)	123,200	6,714
Foot Locker, Inc.	383,500	8,993
Harman International Industries, Inc.	112,000	8,286
Marvel Enterprises, Inc. (a)	263,100	7,659
MSC Industrial Direct Co. ‘A’	273,000	7,508
Neiman-Marcus Group, Inc. ‘A’ (a)	75,600	4,057
Nordstrom, Inc.	267,300	9,168
Pacific Sunwear of California (a)	404,450	8,542
Rent-A-Center, Inc. (a)	1,150	34
Staples, Inc. (a)	284,100	7,756
Station Casinos, Inc.	235,100	7,201
Tiffany & Co.	181,900	8,222

		117,642

Consumer Services 6.6%
Bausch & Lomb, Inc.	165,100	8,569
Career Education Corp. (a)	181,600	7,277
GTECH Holdings Corp.	170,700	8,448
ITT Educational Services, Inc. (a)	144,200	6,773
Mandalay Resort Group	184,700	8,260
Wendy’s International, Inc.	184,700	7,248

		46,575

Consumer Staples 1.3%
Fortune Brands, Inc.	127,400	9,108

Energy 4.3%
Apache Corp.	92,059	7,466
EOG Resources, Inc.	166,500	7,687
Pogo Producing Co.	144,200	6,965
XTO Energy, Inc.	280,866	7,949

		30,067

Financial & Business Services 12.6%
AG Edwards, Inc.	194,600	7,050
Associates Corp. of North America	174,089	7,425
Chicago Mercantile Exchange Holdings, Inc.	102,200	7,395
CIT Group, Inc.	221,100	7,949
Everest Reinsurance Group Ltd.	84,000	7,106
General Growth Properties, Inc.	277,100	7,690
Instinet Group, Inc. (a)	1,452,700	7,481
iStar Financial, Inc.	180,500	7,021
Legg Mason, Inc.	92,413	7,132
Mercury General Corp.	155,300	7,229
Old Republic International Corp.	327,450	8,304
W.R. Berkley Corp.	197,350	6,897

		88,679

Healthcare 14.9%
Beckman Coulter, Inc.	151,200	7,686
C.R. Bard, Inc.	106,400	8,645
Caremark Rx, Inc. (a)	288,300	7,303
Celgene Corp. (a)	174,900	7,874
Coventry Health Care, Inc. (a)	117,600	$7,584
Cytyc Corp. (a)	552,800	7,607
DaVita, Inc. (a)	190,300	7,422
Eon Labs, Inc. (a)	99,400	5,064
Genzyme Corp. (a)	149,800	7,391
Millennium Pharmaceuticals, Inc. (a)	446,500	8,336
Omnicare, Inc.	194,500	7,856
Varian Medical Systems, Inc. (a)	112,000	7,739
Visx, Inc. (a)	310,700	7,193
Watson Pharmaceuticals, Inc. (a)	158,100	7,273

		104,973

Materials & Processing 5.5%
Ball Corp.	134,400	8,006
Dover Corp.	186,100	7,397
Freeport-McMoran Copper & Gold, Inc. ‘B’	172,100	7,251
Georgia-Pacific Corp.	268,700	8,241
Trinity Industries, Inc.	256,100	7,898

		38,793

Technology 27.8%
Adobe Systems, Inc.	181,900	7,149
Adtran, Inc.	275,700	8,547
Advanced Micro Devices, Inc. (a)	491,200	7,319
Amkor Technology, Inc. (a)	415,700	7,570
Apple Computer, Inc. (a)	351,300	7,507
Arrow Electronics, Inc. (a)	335,900	7,773
Ascential Software Corp. (a)	299,500	7,766
Autodesk, Inc.	99,800	2,453
CheckFree Corp. (a)	285,500	7,894
Cognizant Technology Solutions Corp. ‘A’ (a)	172,100	7,855
Cypress Semiconductor Corp. (a)	396,100	8,461
Diebold, Inc.	159,500	8,592
Electronic Arts, Inc. (a)	156,700	7,487
Getty Images, Inc. (a)	167,900	8,417
International Game Technology	222,500	7,943
International Rectifier Corp. (a)	176,300	8,711
Jabil Circuit, Inc. (a)	265,900	7,525
Juniper Networks, Inc. (a)	410,100	7,661
Lam Research Corp. (a)	218,300	7,051
Mercury Interactive Corp. (a)	156,000	7,588
Pixar, Inc. (a)	98,000	6,790
Polycom, Inc. (a)	390,500	7,623
Red Hat, Inc. (a)	404,500	7,592
Symantec Corp. (a)	226,700	7,855
Tektronix, Inc.	282,700	8,933
VERITAS Software Corp. (a)	138,600	5,150

		195,212

Transportation 1.1%
J.B. Hunt Transport Services, Inc. (a)	279,900	7,560

Total Common Stocks (Cost $586,089)		702,253

SHORT-TERM INSTRUMENTS 10.3%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	36,647,156	$36,647

	Principal Amount (000s)

Repurchase Agreement 5.1%
State Street Bank
0.800% due 01/02/2004	$35,577	35,577
(Dated 12/31/2003. Collateralized by Freddie Mac 3.875% due 02/15/2005 valued at $10,792 and Fannie Mae 5.250% due 06/15/2006 valued at $25,502. Repurchase proceeds are $35,578.)

Total Short-Term Instruments (Cost $72,224)		72,224

Total Investments 110.2% (Cost $658,313)		$774,477
Other Assets and Liabilities (Net) (10.2%)		(71,537)

Net Assets 100.0%		$702,940

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $35,695, as of December 31, 2003.

18    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NACM Global Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.1%
Barbados 1.0%
Nabors Industries Ltd. (a)	700	$29

Bermuda 2.0%
Tyco International Ltd.	2,150	57

Brazil 0.7%
Petroleo Brasileiro S.A. SP - ADR	800	21

Canada 2.8%
Cott Corp. (a)	1,100	31
EnCana Corp.	700	28
Nortel Networks Corp. (a)	4,900	21

		80

France 3.7%
Bouygues S.A. (a)	622	22
JC Decaux S.A. (a)	1,000	16
Lagardere S.C.A. (a)	200	12
Moet Hennessy Louis Vuitton S.A.	541	39
TotalFinaElf S.A. (a)	100	19

		108

Germany 4.3%
Deutsche Bank AG (a)	277	23
Deutsche Boerse AG (a)	362	20
Epcos AG (a)	941	21
Hypo Real Estate Holdings AG (a)	833	21
ProSiebenSat Media AG (a)	686	11
Siemens AG (a)	347	28

		124

Guernsey, C.I. 1.1%
Amdocs Ltd. (a)	1,400	31

Hong Kong 1.8%
Henderson Land Development Co., Ltd.	3,000	13
Sino Land Co., Ltd.	40,400	23
Sun Hung Kai Properties Ltd.	2,000	17

		53

Israel 0.8%
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	400	23

Japan 5.9%
Bank of Yokohama Ltd. (a)	3,000	14
Casio Computer Co. (a)	2,000	21
Dentsu, Inc. (a)	3	15
Mitsubishi Tokyo Financial Group, Inc. (a)	4	31
Nitto Denko Corp.	300	16
Sekisui House, Ltd.	1,000	10
Tokyo Broadcasting System, Inc.	1,600	25
Tokyo Corp. (a)	3,000	15
Yamada Denki Co. (a)	700	24

		171

Malaysia 0.6%
CSFB Equity Linked Participation Notes (Hyundai Securities Co.) (a)(c)	1,910	9
UBS Call Warrant (Public Bank Bhd.) (a)(b)(d)	11,500	9

		18

Mexico 1.8%
America Movil S.A. de CV SP - ADR	600	16
Grupo Financiero BBVA Bancomer, S.A. de CV ‘B’ (a)	24,600	21
Wal-Mart de Mexico S.A. de C.V. ‘V’ (a)	4,900	14

		51

Netherlands 2.0%
ING Group NV	1,677	39
Philips Elecontronics NV (a)	668	20

		59

South Korea 1.4%
LG Electronics, Inc. (a)	530	$26
Samsung Electronics Co., Ltd. (a)	40	15

		41

Switzerland 3.6%
Actelion Ltd. (a)	100	11
Adecco S.A. (a)	370	24
CIBA Specialty Chemicals AG (a)	183	14
Swatch Group AG (a)	948	23
UBS AG (a)	472	32

		104

Taiwan 1.5%
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(c)	34,000	15
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(e)	15,000	15
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(f)	8,000	13

		43

United Kingdom 3.8%
British Sky Broadcasting Group PLC (a)	1,800	23
HSBC Holdings PLC	3,200	51
Man Group PLC	600	16
Xstrata PLC	1,879	21

		111

United States 58.3%
3Com Corp. (a)	3,100	25
Affiliated Managers Group, Inc. (a)	400	28
American Express Co.	1,000	48
Amgen, Inc. (a)	400	25
Anadarko Petroleum Corp.	400	20
Apache Corp.	400	32
Applied Materials, Inc. (a)	700	16
Autoliv, Inc. (a)	600	23
Barr Laboratories, Inc. (a)	400	31
CIGNA Corp.	500	29
Cisco Systems, Inc. (a)	1,700	41
Citigroup, Inc.	1,000	49
Coca-Cola Co.	600	30
ConocoPhillips	600	39
Cox Communications, Inc. ‘A’ (a)	800	28
Dell, Inc. (a)	400	14
E*Trade Group, Inc. (a)	1,300	16
Electronic Arts, Inc. (a)	400	19
Energizer Holdings, Inc. (a)	800	30
EOG Resources, Inc.	600	28
Fairchild Semiconductor International, Inc. ‘A’ (a)	500	12
Flextronics International Ltd. (a)	2,200	33
GATX Corp.	1,700	48
GTECH Holdings Corp.	700	35
Halliburton Co.	1,100	29
Ingersoll-Rand Co. ‘A’	800	54
Intel Corp.	800	26
International Steel Group, Inc. (a)	400	16
Manpower, Inc.	400	19
McDonald’s Corp.	1,100	27
Mellon Financial Corp.	900	29
MGM Grand, Inc. (a)	609	23
Navistar International Corp. (a)	800	38
Nike, Inc. ‘B’	400	27
Paccar, Inc. (a)	300	26
Parker Hannifin Corp.	400	24
PeopleSoft, Inc. (a)	2,400	55
Praxair, Inc.	1,000	38
Procter & Gamble Co.	400	40
Providian Financial Corp. (a)	1,500	17
QUALCOMM, Inc.	300	16
Rockwell Automation, Inc.	1,200	43
Sierra Health Services, Inc. (a)	700	19
Silicon Laboratories, Inc. (a)	400	$17
Smurfit-Stone Container Corp. (a)	1,100	20
Staples, Inc. (a)	1,100	30
Supervalu, Inc.	1,400	40
Symantec Corp. (a)	900	31
Texas Instruments, Inc.	1,000	29
The Goldman Sachs Group, Inc.	300	30
Time Warner, Inc. (a)	2,100	38
UnitedHealth Group, Inc. (a)	600	35
VERITAS Software Corp. (a)	1,000	37
Walt Disney Co.	900	21
Westwood One, Inc. (a)	1,000	34
Williams Cos., Inc.	2,797	27
Yahoo, Inc. (a)	800	36

		1,690

Total Common Stocks (Cost $ 2,495)		2,814

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.1%
Repurchase Agreement 4.1%
State Street Bank	$118	118
0.800% due 01/02/2004
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $122. Repurchase proceeds are $118.)

Total Short-Term Instruments (Cost $118)		118

Total Investments 101.2% (Cost $2,613)		$2,932
Other Assets and Liabilities (Net) (1.2%)		(36)

Net Assets 100.0%		$2,896

Notes to Schedule of Investments (amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37, which is 1.28% of net assets.

(c) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(d) The warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until October 11, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(f) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    19

Schedule of Investments

NACM International Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.6%
Brazil 1.2%
Aracruz Celulose S.A. SP - ADR (a)	900	$32
Tele Norte Leste Participacoes S.A. SP - ADR	2,600	40

		72

Canada 3.5%
Alcan, Inc.	600	28
Canadian National Railway Co.	900	57
EnCana Corp.	900	36
Magna International, Inc. ‘A’	700	56
Petro-Canada	300	15
Talisman Energy, Inc.	400	23

		215

China 0.9%
China Telecom Corp.	134,000	55

Denmark 1.3%
A P Moller - Maersk Group ‘B’ (a)	5	36
TDC AS (a)	1,300	47

		83

Finland 1.9%
Nokia Corp. SP - ADR (a)	3,200	54
Stora Enso Oyj (a)	4,900	66

		120

France 8.6%
Alcatel Telecommunications S.A. (a)	3,200	41
Axa (a)	2,400	51
Bouygues S.A. (a)	1,802	63
France Telecom S.A. (a)	2,126	61
L’Oreal S.A. (a)	800	66
Moet Hennessy Louis Vuitton S.A.	600	44
Renault S.A. (a)	300	21
Societe Generale S.A. (a)	400	35
Thomson S.A. (a)	2,712	58
TotalFinaElf S.A. (a)	500	93

		533

Germany 6.9%
BASF AG (a)	900	51
Bayerische Motoren Werke AG (a)	2,025	94
Deutsche Post AG (a)	1,700	35
Metro AG (a)	700	31
SAP AG (a)	400	67
Siemens AG (a)	800	64
ThyssenKrupp AG (a)	3,100	61
T-Online International AG (a)	2,000	26

		429

Hong Kong 2.4%
Cathay Pacific Airways Ltd.	18,000	34
CLP Holdings Ltd.	10,500	50
Henderson Land Development Co., Ltd.	15,000	66

		150

Israel 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	600	34

Italy 3.3%
Eni SpA (a)	2,100	40
Mediaset SpA (a)	5,000	59
Sanpaolo IMI SpA (a)	4,336	57
Telecom Italia Mobile SpA (a)	8,700	47

		203

Japan 17.1%
Asahi Glass Co., Ltd.	5,000	41
Asahi Kasei Corp. (a)	10,000	54
Canon, Inc.	1,000	47
Chugai Pharmaceutical Co.	3,000	43
DAI Nippon Printing Co., Ltd.	3,000	42
Dentsu, Inc. (a)	5	25
East Japan Railway Co.	11	52
Fanuc Ltd.	500	$30
Fuji Photo Film Co.	2,000	65
Hoya Corp.	600	55
Ito-Yokado Co.	1,000	31
Kao Corp.	1,000	20
KDDI Corp.	10	57
Kyocera Corp.	900	60
Matsushita Electric Industrial Co., Ltd. (a)	4,000	55
Mitsubishi Estate Co.	4,000	38
Mitsubishi Tokyo Financial Group, Inc. (a)	15	117
Mizuho Financial Group, Inc. (a)	13	39
SMC Corp.	300	37
Sumitomo Corp.	4,000	30
Tokyo Gas Co., Ltd.	8,000	29
Toppan Printing Co., Ltd.	2,000	21
Toyota Motor Corp.	900	30
UFJ Holdings, Inc. (a)	10	48

		1,066

Mexico 0.6%
America Movil S.A. de CV SP - ADR	1,300	36

Netherlands 4.1%
ASML Holding NV (a)	2,500	50
ING Group NV	2,700	63
Koninklijke Philips Electronics NV (a)	1,000	29
Philips Electronics NV (a)	1,700	50
Royal Dutch Petroleum Co.	1,200	63

		255

Norway 0.9%
Telenor ASA (a)	8,334	55

Russia 1.5%
OAO Gazprom SP - ADR	1,000	26
OAO LUKOIL SP - ADR (a)	700	65

		91

Singapore 1.4%
DBS Group Holdings Ltd.	7,000	61
Keppel Corp.	7,000	25

		86

South Korea 3.8%
Kookmin Bank AP	1,000	37
LG Electronics, Inc. (a)	1,170	58
POSCO Co. (a)	360	49
Samsung Heavy Industries Co. (a)	8,000	44
SK Telecom Co., Ltd. (a)	300	50

		238

Spain 0.8%
Repsol YPF S.A.	2,600	51

Sweden 1.0%
Skandinaviska Enskilda Banken ‘A’ (a)	4,300	63

Switzerland 7.5%
Adecco S.A. (a)	700	45
Credit Suisse Group (a)	2,200	81
Holcim Ltd. (a)	212	10
Nestle S.A.	200	50
Novartis AG (a)	2,783	126
Roche Holdings AG - Genusschein (a)	948	96
STMicroelectronics NV (a)	1,407	38
STMicroelectronics NV - NY Shares (a)	700	19

		465

Taiwan 2.9%
China Steel Corp. SP - GDR	2,000	33
CSFB Equity Linked Participation Notes (Yaego Corp.) (a)(f)	54,000	24
Merrill Lynch Call Warrant (Advanced Semiconductor Engineering Inc.) (a)(c)	42,000	47
UBS Call Warrant (Chinatrust Financial Holding Co. Ltd.) (a)(b)(d)	33,000	33
UBS Call Warrant (Formosa Plastics Corp.) (a)(b)(e)	27,388	$45

		182

United Kingdom 20.8%
Barclays PLC	7,306	65
BHP Billiton PLC	14,200	124
BP PLC	7,000	57
British Sky Broadcasting Group PLC (a)	4,300	54
Carnival PLC	700	28
Electrocomponents PLC	7,514	44
GlaxoSmithKline PLC	6,960	159
HSBC Holdings PLC	8,473	133
Imperial Tobacco Group PLC	2,400	47
InterContinental Hotels Group PLC	6,183	59
Man Group PLC	2,600	68
mm02 PLC (a)	71,676	99
Reckitt Benckiser PLC	1,200	27
Royal Bank of Scotland Group PLC	2,600	77
Tesco PLC	8,100	37
The Berkley Group PLC	2,600	41
Vodafone Group PLC	22,023	55
Wimpey (George) PLC	10,600	71
Xstrata PLC	4,489	51

		1,296

United States 0.7%
Precision Drilling Corp. (a)	600	26
Schlumberger Ltd.	300	16

		42

Total Common Stocks (Cost $4,895)		5,820

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.1%
France 0.1%
Axa S.A.
0.000% due 12/21/2004	$15	3

Total Convertible Bonds & Notes (Cost $2)		3

CORPORATE BONDS & NOTES 0.6%
Malaysia 0.6%
Credit Suisse First Boston UMC Ltd.
1.000% due 01/26/2004 (a)	4,400	38

Total Corporate Bonds & Notes (Cost $35)		38

SHORT-TERM INSTRUMENTS 4.3%
Repurchase Agreement 4.3%
State Street Bank
0.800% due 01/02/2004	270	270
(Dated 12/31/2003. Collateralized by Federal Home Loan Bank 0.000% due 04/21/2004 valued at $279. Repurchase proceeds are $270.)

Total Short-Term Instruments (Cost $270)		270

Total Investments 98.6% (Cost $5,202)		$6,131
Other Assets and Liabilities (Net) 1.4%		84

Net Assets 100.0%		$6,215

20    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $78, which is 1.26% of net assets.

(c) The warrants entitle the Fund to purchase 1 share of Advanced Semiconductor Engineering Inc. for every warrant held at $0.000001 until October 18, 2004.

(d) The warrants entitle the Fund to purchase 1 share of Chinatrust Financial Holding Co. Ltd. for every warrant held at $0.0001 until October 29, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.9%
Capital Goods 1.6%
Cooper Industries Ltd. ‘A’	48,000	$2,781

Communications 7.2%
AT&T Corp.	152,000	3,086
SBC Communications, Inc.	120,000	3,128
Sprint Corp.	194,000	3,185
Verizon Communications, Inc.	90,000	3,157

		12,556

Consumer Discretionary 12.2%
Eastman Kodak Co.	87,000	2,233
General Motors Corp.	120,000	6,408
Limited Brands, Inc.	178,000	3,209
The May Department Stores Co.	107,000	3,111
V.F. Corp.	145,000	6,270

		21,231

Consumer Staples 9.1%
Albertson’s, Inc.	141,000	3,194
Altria Group, Inc.	59,000	3,211
ConAgra Foods, Inc.	122,000	3,220
R.J. Reynolds Tobacco Holdings, Inc.	55,000	3,198
SUPERVALU, Inc.	107,000	3,059

		15,882

Energy 12.7%
ChevronTexaco Corp.	37,000	3,196
ConocoPhillips	47,506	3,115
Eni S.p.A SP - ADR	34,000	3,229
Kerr-McGee Corp.	69,000	3,208
KeySpan Corp.	84,000	3,091
Marathon Oil Corp.	95,000	3,144
Occidental Petroleum Corp.	75,000	3,168

		22,151

Financial & Business Services 28.8%
Apartment Investment & Management Co. ‘A’	92,000	3,174
Bank of America Corp.	40,000	3,217
CIGNA Corp.	55,000	3,163
Deluxe Corp.	77,000	3,182
Duke Realty Corp.	102,000	3,162
J.P. Morgan Chase & Co.	85,000	3,122
Key Corp.	210,000	6,157
Lincoln National Corp.	77,000	3,108
Morgan Stanley Dean Witter & Co.	55,000	3,183
St. Paul Co.	77,800	3,085
Union Planters Corp.	200,000	6,298
UnumProvident Corp.	199,000	3,138
Washington Mutual, Inc.	153,000	6,138

		50,127

Healthcare 9.1%
Baxter International, Inc.	103,000	3,144
Bristol-Myers Squibb Co.	111,000	3,175
GlaxoSmithKline PLC SP - ADR	66,000	3,077
Jefferson-Pilot Corp.	62,000	3,140
Merck & Co., Inc.	70,000	3,234

		15,770

Materials & Processing 1.9%
Georgia-Pacific Corp.	104,000	3,190

Technology 1.8%
Sempra Energy	106,000	3,186

Transportation 1.9%
Burlington Northern Santa Fe Corp.	99,000	3,203

Utilities 3.6%
American Electric Power Co., Inc.	105,000	3,204
DTE Energy Co.	78,000	3,073

		6,277

Total Common Stocks (Cost $136,582)		156,354

SHORT-TERM INSTRUMENTS 18.4%
Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (a)	8,466,887	$8,467

	Principal Amount (000s)

Repurchase Agreement 13.5%
State Street Bank
0.800% due 01/02/2004	$23,571	23,571
(Dated 12/31/2003. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $24,046. Repurchase proceeds are $23,572.)

Total Short-Term Instruments (Cost $32,038)		32,038

Total Investments 108.3% (Cost $168,620)		$188,392
Other Assets and Liabilities (Net) (8.3%)		(14,367)

Net Assets 100.0%		$174,025

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $8,313, as of December 31, 2003.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.5%
Aerospace 0.4%
Kaman Corp. ‘A’	740,000	$9,420

Building 1.9%
Hughes Supply, Inc.	440,000	21,833
M.D.C. Holdings, Inc.	312,000	20,124

		41,957

Capital Goods 9.1%
Acuity Brands, Inc.	882,000	22,756
ArvinMeritor, Inc.	980,000	23,638
Barnes Group, Inc.	651,000	21,034
Curtiss-Wright Corp.	263,600	11,865
GATX Corp.	742,000	20,761
Harsco Corp.	488,000	21,384
Precision Castparts Corp.	487,000	22,115
Regal-Beloit Corp.	749,000	16,478
Tecumseh Products Co. ‘A’	466,000	22,568
York International Corp.	582,000	21,418

		204,017

Consumer Discretionary 13.6%
Arctic Cat, Inc.	621,000	15,339
Banta Corp.	509,000	20,614
Brown Shoe Co., Inc.	611,000	23,175
Burlington Coat Factory Warehouse Corp.	784,000	16,589
Ennis Business Forms, Inc.	641,700	9,818
Handleman Co.	842,800	17,303
Kellwood Co.	533,000	21,853
Lancaster Colony Corp.	470,000	21,225
Libbey, Inc.	571,000	16,262
Maytag Corp.	732,000	20,386
Ruddick Corp.	1,164,000	20,836
Russ Berrie & Co., Inc.	481,100	16,309
Russell Corp.	1,146,000	20,124
Sturm, Ruger & Co., Inc.	748,600	8,512
The Cato Corp. ‘A’	1,020,000	20,910
Tupperware Corp.	1,277,000	22,143
Winn-Dixie Stores, Inc.	1,318,000	13,114

		304,512

Consumer Services 5.4%
Bob Evans Farms, Inc.	650,800	21,125
Callaway Golf Co.	1,247,000	21,012
IHOP Corp.	339,400	13,060
Landry’s Restaurants, Inc.	814,900	20,959
Lone Star Steakhouse & Saloon, Inc.	911,000	21,117
United Auto Group, Inc.	741,700	23,215

		120,488

Consumer Staples 6.9%
Adolph Coors Co. ‘B’	362,000	20,308
Casey’s General Stores, Inc.	1,170,000	20,662
Corn Products International, Inc.	578,000	19,912
Fresh Del Monte Produce, Inc.	863,000	20,565
Loews Corp. - Carolina Group	866,000	21,858
PepsiAmericas, Inc. (a)	611,500	10,469
Sensient Technologies Corp.	1,028,000	20,324
Universal Corp.	470,000	20,760

		154,858

Energy 8.6%
Arch Coal, Inc.	700,000	21,819
Berry Petroleum Co. ‘A’	495,000	10,024
Cabot Oil & Gas Corp.	715,000	20,985
Helmerich & Payne, Inc.	812,000	22,679
Northwest Natural Gas Co.	568,000	17,466
St. Mary Land & Exploration Co.	762,000	21,717
Tidewater, Inc.	712,000	21,275
UGI Corp.	605,000	20,509
Vintage Petroleum, Inc.	1,824,000	21,943
World Fuel Services Corp.	420,000	14,259

		192,676

Financial & Business Services 18.1%
AmerUs Group Co.	584,000	$20,422
Annaly Mortgage Management, Inc.	1,140,000	20,976
BancorpSouth, Inc.	782,000	18,549
CBL & Associates Properties, Inc.	359,000	20,283
Chittenden Corp.	215,200	7,239
Commercial Federal Corp.	760,000	20,300
Delphi Financial Group, Inc. ‘A’	564,000	20,304
First Industrial Realty Trust, Inc.	588,000	19,845
Fremont General Corp.	1,225,000	20,715
Health Care Property Investors, Inc.	415,000	21,082
Healthcare Realty Trust, Inc.	578,000	20,663
HRPT Properties Trust	2,029,000	20,473
LandAmerica Financial Group, Inc.	389,000	20,329
McGrath Rentcorp	454,000	12,371
Nationwide Health Properties, Inc.	146,800	2,870
New Plan Excel Realty Trust, Inc.	809,000	19,958
Old National Bancorp.	620,000	14,167
Provident Financial Group, Inc.	641,000	20,480
Seacoast Financial Services Corp.	735,000	20,146
Shurgard Storage Centers, Inc. ‘A’	544,000	20,482
Susquehanna Bancshares, Inc.	489,000	12,230
UMB Financial Corp.	93,000	4,421
Washington Federal, Inc.	720,000	20,448
Whitney Holding Corp.	169,200	6,935

		405,688

Healthcare 4.1%
Arrow International, Inc.	647,000	16,162
Cooper Cos., Inc.	453,000	21,350
Invacare Corp.	505,000	20,387
Landauer, Inc.	327,000	13,335
Owens & Minor, Inc.	943,000	20,661

		91,895

Materials & Processing 9.2%
Albany International Corp. ‘A’	280,000	9,492
Commercial Metals Co.	220,400	6,700
Crane Co.	700,000	21,518
Lincoln Electric Holdings, Inc.	680,000	16,823
Lubrizol Corp.	652,000	21,203
Massey Energy Co.	1,000,000	20,800
Methanex Corp.	1,907,000	21,416
Quanex Corp.	191,700	8,837
Rock-Tenn Co. ‘A’	938,000	16,190
RPM, Inc.	1,274,000	20,970
Teleflex, Inc.	424,000	20,492
Universal Forest Products, Inc.	617,500	19,871
Valmont Industries, Inc.	94,900	2,197

		206,509

Technology 3.3%
Analogic Corp.	502,300	20,594
Imation Corp.	545,000	19,157
John H. Harland Co.	740,000	20,202
Methode Electronics, Inc.	1,196,300	14,631

		74,584

Transportation 3.9%
Alexander & Baldwin, Inc.	623,000	20,989
Frontline Ltd.	880,000	22,414
Teekay Shipping Corp.	400,000	22,812
USF Corp.	603,000	20,617

		86,832

Utilities 10.0%
Atmos Energy Corp.	841,000	20,436
Cleco Corp.	1,172,900	21,089
Energen Corp.	513,000	21,048
National Fuel Gas Co.	825,000	20,163
Nicor, Inc.	608,400	20,710
OGE Energy Corp.	848,000	20,513
Peoples Energy Corp.	489,000	20,558
PNM Resources, Inc.	731,000	20,541
Vectren Corp.	827,000	20,386
Westar Energy, Inc.	1,000,000	$20,250
WGL Holdings, Inc.	725,000	20,148

		225,842

Total Common Stocks (Cost $ 1,723,102)		2,119,278

SHORT-TERM INSTRUMENTS 10.5%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	111,070,297	111,070

	Principal Amount (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 01/02/2004	$124,098	124,098

(Dated 12/31/2003. Collateralized by Fannie Mae 2.000% due 01/15/2006 valued at $76,509, 1.200% due 08/23/2004 valued at $25,503 and 2.125% due 10/14/2005 valued at $24,585. Repurchase proceeds are $124,103.)

Total Short-Term Instruments (Cost $235,168)		235,168

Total Investments 105.0% (Cost $1,958,270)		$2,354,446

Other Assets and Liabilities (Net) (5.0%)		(111,532)

Net Assets 100.0%		$2,242,914

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $107,421, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Schedule of Investments

PEA Growth & Income Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.3%
Capital Goods 8.4%
3M Co.	25,000	$2,126
Caterpillar, Inc.	25,000	2,075
General Electric Co.	50,000	1,549
Tyco International Ltd.	75,000	1,987

		7,737

Communications 1.4%
Nokia Corp. SP - ADR (a)	75,000	1,275

Consumer Discretionary 2.0%
Wal-Mart Stores, Inc.	35,000	1,857

Consumer Services 5.8%
Carnival Corp.	25,000	993
Clear Channel Communications, Inc.	35,000	1,639
Knight-Ridder, Inc.	15,000	1,161
Viacom, Inc. ‘B’	35,000	1,553

		5,346

Consumer Staples 4.3%
Altria Group, Inc.	35,000	1,905
Procter & Gamble Co.	20,000	1,998

		3,903

Energy 11.1%
BP PLC SP - ADR	50,000	2,467
ChevronTexaco Corp.	25,000	2,160
Kinder Morgan Management LLC (a)	66,296	2,848
Royal Dutch Petroleum Co.	25,000	1,310
Schlumberger Ltd.	25,000	1,368

		10,153

Financial & Business Services 25.7%
American Express Co.	35,000	1,688
American International Group, Inc.	25,000	1,657
Bank of America Corp.	25,000	2,011
Boston Properties, Inc.	35,000	1,687
CIGNA Corp.	20,000	1,150
Citigroup, Inc.	50,000	2,427
Countrywide Financial Corp.	20,000	1,517
iStar Financial, Inc.	50,000	1,945
J.P. Morgan Chase & Co.	75,000	2,755
Morgan Stanley Dean Witter & Co.	30,000	1,736
Simon Property Group, Inc.	50,000	2,317
Vornado Realty Trust	50,000	2,737

		23,627

Healthcare 7.9%
Allergan, Inc.	15,000	1,152
Boston Scientific Corp. (a)	50,000	1,838
Pfizer, Inc.	50,000	1,766
Varian Medical Systems, Inc. (a)	15,000	1,036
Wyeth	35,000	1,486

		7,278

Materials & Processing 10.5%
Alcoa, Inc.	75,000	2,850
Dow Chemical Co.	50,000	2,078
Freeport-McMoran Copper & Gold, Inc. ‘B’	75,000	3,160
International Paper Co.	35,000	1,509

		9,597

Technology 11.9%
Cisco Systems, Inc. (a)	50,000	1,214
Hewlett-Packard Co.	75,000	1,723
Honeywell International, Inc.	75,000	2,507
Intel Corp.	75,000	2,415
Mercury Interactive Corp. (a)	20,000	973
Microsoft Corp.	75,000	2,066

		10,898

Utilities 4.3%
Dominion Resources, Inc.	25,000	$1,596
Exelon Corp.	35,000	2,323

		3,919

Total Common Stocks (Cost $ 70,604)		85,590

CONVERTIBLE PREFERRED STOCK 2.8%
The Chubb Corp.
7.000% due 08/16/2006	35,000	1,009
The Goldman Sachs Group, Inc.
5.500% due 09/09/2004	70,000	1,583

Total Convertible Preferred Stock (Cost $2,525)		2,592

PREFERRED SECURITY 0.9%
Southern Union Co.
7.600% due 02/01/2024	30,000	802

Total Preferred Security (Cost $776)		802

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.0%
Repurchase Agreement 3.0%
State Street Bank
0.800% due 01/02/2004	$2,785	2,785
(Dated 12/31/2003. Collateralized by Freddie Mac 3.500% due 02/20/2004 valued at $2,845. Repurchase proceeds are $2,785.)

Total Short-Term Instruments (Cost $2,785)		2,785

Total Investments 100.0% (Cost $76,690)		$91,769

Other Assets and Liabilities (Net) (0.0%)		(3)

Net Assets 100.0%		$91,766

Notes to Schedule of Investments:

(a) Non-income producing security.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Capital Goods 8.3%
General Electric Co.	750,000	$23,235
Illinois Tool Works, Inc.	250,000	20,977
Tyco International Ltd.	1,000,000	26,500

		70,712

Consumer Discretionary 4.9%
The Home Depot, Inc.	650,000	23,068
Wal-Mart Stores, Inc.	350,000	18,567

		41,635

Consumer Services 12.4%
Carnival Corp.	500,000	19,865
Cendant Corp. (a)	1,000,000	22,270
Clear Channel Communications, Inc.	500,000	23,415
eBay, Inc. (a)	350,000	22,606
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	500,000	17,985

		106,141

Consumer Staples 2.9%
Procter & Gamble Co.	250,000	24,970

Energy 2.9%
Schlumberger Ltd.	450,000	24,624

Financial & Business Services 16.6%
American Express Co.	350,000	16,880
American International Group, Inc.	350,000	23,198
Bank of America Corp.	250,000	20,107
Citigroup, Inc.	750,000	36,405
Countrywide Credit Industries, Inc.	333,333	25,283
Merrill Lynch & Co.	350,000	20,527

		142,400

Healthcare 17.5%
Boston Scientific Corp. (a)	500,000	18,380
Guidant Corp.	350,000	21,070
Pfizer, Inc.	750,000	26,498
Stryker Corp.	250,000	21,253
Teva Pharmaceutical Industries Ltd. SP - ADR	350,000	19,849
UnitedHealth Group, Inc. (a)	350,000	20,363
Varian Medical Systems, Inc. (a)	325,000	22,458

		149,871

Materials & Processing 3.9%
Alcoa, Inc.	500,000	19,000
Freeport-McMoran Copper & Gold, Inc. ‘B’	350,000	14,746

		33,746

Technology 26.5%
Applied Materials, Inc. (a)	750,000	16,838
Cisco Systems, Inc. (a)	1,500,000	36,435
Dell, Inc. (a)	500,000	16,980
EMC Corp. (a)	1,500,000	19,380
Flextronics International Ltd. (a)	750,000	11,130
Intel Corp.	1,000,000	32,200
Juniper Networks, Inc. (a)	1,000,000	18,680
KLA-Tencor Corp. (a)	150,000	8,801
Mercury Interactive Corp. (a)	250,000	12,160
Microsoft Corp.	500,000	13,770
National Semiconductor Corp. (a)	250,000	9,853
SAP AG SP - ADR (a)	500,000	20,780
Xilinx, Inc. (a)	250,000	9,685

		226,692

Total Common Stocks (Cost $637,819)		820,791

CONVERTIBLE BONDS & NOTES 0.0%
Banking & Finance 0.0%
Cabbell Financial Grantor Trust 7.187% due 12/31/2002 (b)	$359	$0

Total Convertible Bonds & Notes (Cost $ 358)		0

	Shares

SHORT-TERM INSTRUMENTS 9.8%
Money Market Fund 5.3%
State Street Navigator Securities Lending Prime Portfolio (c)	45,983,375	45,983

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 01/02/2004
(Dated 12/31/2003. Collateralized by Freddie Mac 2.125% due 10/06/2005 valued at $13,670 and Fannie Mae 1.500% due 08/15/2005 valued at $25,505. Repurchase proceeds are $38,401.)	$38,399	38,399

Total Short-Term Instruments (Cost $84,382)		84,382

Total Investments 105.7% (Cost $722,559)		$905,173
Other Assets and Liabilities (Net) (5.7%)		(49,177)

Net Assets 100.0%		$855,996

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $45,176, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Schedule of Investments

PEA Renaissance Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 85.8%
Aerospace 0.2%
Boeing Co.	100,000	$4,214
Goodrich Corp.	174,100	5,169

		9,383

Capital Goods 9.4%
ArvinMeritor, Inc.	2,370,000	57,164
CNH Global N.V. (a)	1,116,480	18,534
Cooper Tire & Rubber Co.	909,000	19,434
Navistar International Corp. (a)	4,882,900	233,842
Tyco International Ltd.	4,079,800	108,115
Visteon Corp.	4,361,800	45,406
Weatherford International, Inc. (a)	155,000	5,580

		488,075

Consumer Discretionary 3.4%
Dillard’s, Inc. ‘A’	322,000	5,300
Hollywood Entertainment Corp. (a)	430,000	5,912
J.C. Penney Co., Inc.	6,219,300	163,443
Newell Rubbermaid, Inc.	50,000	1,138

		175,793

Consumer Services 1.5%
Liberty Media Corp. ‘A’ (a)	6,465,981	76,881
Orbitz, Inc. ‘A’ (a)	61,000	1,415

		78,296

Consumer Staples 4.0%
Delhaize Group Ltd. (a)	270,000	13,888
Loews Corp. - Carolina Group	1,131,263	28,553
Safeway, Inc. (a)	4,717,600	103,363
Smithfield Foods, Inc. (a)	2,723,000	56,366
Tyson Foods, Inc. ‘A’	250,000	3,310

		205,480

Energy 5.9%
El Paso Corp.	6,274,600	51,389
ENSCO International, Inc.	480,000	13,042
Grant Prideco, Inc. (a)	210,000	2,734
Premcor, Inc. (a)	310,000	8,060
Pride International, Inc. (a)	8,581,238	159,954
Rowan Cos., Inc. (a)	1,897,167	43,957
Transocean, Inc. (a)	590,000	14,166
Valero Energy Corp.	190,000	8,805
Veritas DGC, Inc. (a)	730,000	7,650

		309,757

Financial & Business Services 17.9%
American Financial Group, Inc.	783,349	20,727
AmeriCredit Corp. (a)	8,486,400	135,188
CIGNA Corp.	786,000	45,195
CIT Group, Inc.	6,258,600	224,997
CNA Financial Corp.	980,800	23,637
Comerica, Inc.	600,000	33,636
Fairfax Financial Holdings Ltd.	292,850	51,241
Freddie Mac	650,000	37,908
J.P. Morgan Chase & Co.	4,306,800	158,189
Loews Corp.	2,357,700	116,588
The PMI Group, Inc.	730,000	27,178
UnumProvident Corp.	3,855,840	60,807

		935,291

Healthcare 2.0%
American Equity Investment Life Holding Co.	1,524,600	15,200
Tenet Healthcare Corp. (a)	5,175,000	83,059
The Phoenix Cos., Inc.	430,000	5,177

		103,436

Materials & Processing 14.3%
Abitibi-Consolidated, Inc.	1,230,000	9,870
Allied Waste Industries, Inc. (a)	1,080,900	15,003
Bowater, Inc.	3,393,000	157,130
Crompton Corp.	5,431,385	38,943
Eastman Chemical Co.	2,330,000	92,105
FMC Corp. (a)	1,545,000	52,731
Georgia-Pacific Corp.	1,005,800	30,848
IMC Global, Inc.	10,087,700	$100,171
Imperial Chemical Industries PLC (a)	6,350,000	22,621
Imperial Chemical Industries PLC SP - ADR	1,030,000	14,750
International Steel Group, Inc. (a)	100,000	3,895
Lyondell Chemical Co.	3,920,200	66,447
Millennium Chemicals, Inc. (a)	1,091,700	13,843
Nova Chemicals Corp.	117,000	3,153
Olin Corp.	1,180,000	23,671
Smurfit-Stone Container Corp. (a)	280,000	5,200
Solutia, Inc. (a)	4,397,000	1,605
Tembec, Inc. (a)	5,368,900	39,179
Timken Co.	2,732,700	54,818

		745,983

Technology 17.4%
Agilent Technologies, Inc. (a)	1,508,400	44,106
Arrow Electronics, Inc. (a)	955,000	22,099
Avnet, Inc. (a)	1,396,900	30,257
Honeywell International, Inc.	50,000	1,672
Kulicke & Soffa Industries, Inc. (a)	796,900	11,459
Micron Technology, Inc. (a)	19,101,972	257,304
NPTest Holding Corp. (a)	650,000	7,176
Reliant Resources, Inc. (a)	16,043,700	118,082
Sanmina-SCI Corp. (a)	12,180,386	153,595
Solectron Corp. (a)	8,255,000	48,787
Teradyne, Inc. (a)	8,440,400	214,808

		909,345

Transportation 5.5%
AMR Corp. (a)	1,513,600	19,601
CSX Corp.	4,456,400	160,163
Overnite Corp. (a)	184,500	4,197
Swift Transportation Co., Inc. (a)	4,969,800	104,465

		288,426

Utilities 4.3%
Allegheny Energy, Inc. (a)	4,605,500	58,766
PG&E Corp. (a)	6,023,400	167,270

		226,036

Total Common Stocks (Cost $3,269,097)		4,475,301

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	12,740

Total Convertible Preferred Stock (Cost $7,000)		12,740

EXCHANGE-TRADED FUNDS 2.9%
Index Funds 2.9%
iShares Russell 1000 Value Index Fund SP	1,000,000	58,370
SPDR Trust	850,000	94,588

Total Exchange-Traded Funds (Cost $146,780)		152,958

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.4%
Healthcare 0.1%
HealthSouth Corp.
3.250% due 04/01/2049 (b)	$7,000	6,720

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	12,373

Total Convertible Bonds & Notes (Cost $16,320)		19,093

SHORT-TERM INSTRUMENTS 19.3%
Money Market Fund 8.4%
State Street Navigator Securities Lending Prime Portfolio (c)	440,280,006	$440,280

	Principal Amount (000s)

Repurchase Agreement 10.9%
State Street Bank
0.800% due 01/02/2004	$567,602	567,602

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/23/2004 valued at $306,036, 2.000% due 01/14/2005 valued at $17,955 and Freddie Mac 3.875% due 02/15/2005 valued at $255,040. Repurchase proceeds are $567,625.)

Total Short-Term Instruments (Cost $1,007,882)		1,007,882

Total Investments 108.7% (Cost $4,447,079)		$5,667,974
Other Assets and Liabilities (Net) (8.7%)		(453,199)

Net Assets 100.0%		$5,214,775

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $425,987 as fo December 31, 2003.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PEA Value Fund

December 31, 2003 (Unaudited)

	Shares		Value (000s)

COMMON STOCKS 81.3%
Aerospace 3.2%
Boeing Co.		1,186,800	$50,012
Raytheon Co.		10,000	300

			50,312

Capital Goods 5.8%
General Electric Co.		430,000	13,321
Navistar International Corp. (a)		265,800	12,729
Tyco International Ltd.		2,442,100	64,716

			90,766

Communications 5.4%
AT&T Wireless Services, Inc. (a)		10,750,000	85,892

Consumer Discretionary 3.0%
J.C. Penney Co., Inc.		1,809,100	47,543

Consumer Services 4.9%
Liberty Media Corp. ‘A’ (a)		6,141,899	73,027
Time Warner, Inc. (a)		270,000	4,857

			77,884

Consumer Staples 8.1%
Altria Group, Inc.		1,275,000	69,385
Safeway, Inc. (a)		2,257,600	49,464
Sara Lee Corp.		430,000	9,335

			128,184

Energy 4.3%
ConocoPhillips		240,000	15,737
Nabors Industries Ltd. (a)		708,800	29,415
Royal Dutch Petroleum Co.		440,000	23,052

			68,204

Financial & Business Services 14.2%
American International Group, Inc.		40,000	2,651
Citigroup, Inc.		1,000,000	48,540
FleetBoston Financial Corp.		535,000	23,353
Freddie Mac		540,000	31,493
Hartford Financial Services Group, Inc.		50,000	2,952
J.P. Morgan Chase & Co.		1,363,200	50,070
Key Corp.		1,250,000	36,650
Merrill Lynch & Co.		10,000	587
Morgan Stanley Dean Witter & Co.		130,000	7,523
Prudential Financial, Inc.		230,000	9,607
Travelers Property Casualty Corp. ‘A’		598,900	10,050

			223,476

Healthcare 7.9%
Baxter International, Inc.		1,051,000	32,077
Bristol-Myers Squibb Co.		50,000	1,430
HCA, Inc.		570,000	24,487
Merck & Co., Inc.		300,000	13,860
Schering-Plough Corp.		3,037,300	52,819

			124,673

Materials & Processing 7.2%
Alcan, Inc.		156,420	7,344
Dow Chemical Co.		1,495,000	62,147
E.I. du Pont de Nemours & Co.		80,000	3,671
International Paper Co.		520,000	22,417
Waste Management, Inc.		600,000	17,760

			113,339

Technology 17.3%
Agilent Technologies, Inc. (a)		2,395,500	70,044
Hewlett-Packard Co.		1,607,249	36,919
Honeywell International, Inc.		1,260,000	42,122
Micron Technology, Inc. (a)		5,551,677	74,781
Teradyne, Inc. (a)		1,911,200	48,640

			272,506

Total Common Stocks (Cost $1,033,547)			1,282,779

EXCHANGE - TRADED FUNDS 6.0%
Index Funds 6.0%
iShares Russell 1000 Value Index Fund SP		800,000	$46,696
SPDR Trust		427,000	47,517

Total Exchange-Traded Funds (Cost $83,405)			94,213

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.2%
Banking & Finance 0.6%
SMFG Finance Ltd.
2.250% due 07/11/2005 (b)	JY	588,000	10,273

Industrials 0.6%
Micron Technology, Inc.
2.500% due 02/01/2010		$2,760	3,664
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,844
3.125% due 01/15/2023		1,500	2,059

			9,567

Total Convertible Bonds & Notes (Cost $12,224)			19,840

	Shares

SHORT-TERM INSTRUMENTS 16.7%
Money Market Fund 5.1%
State Street Navigator Securities Lending Prime Portfolio (c)		79,917,719	79,918

	Principal Amount (000s)

Repurchase Agreement 11.6%
State Street Bank
0.800% due 01/02/2004		$183,223	183,223

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/30/2004 valued at $25,504, 1.250% due 08/27/2004 valued at $25,503, 1.720% due 03/24/2005 valued at $25,503, 2.125% due 10/14/2005 valued at $25,504 and 3.000% due 06/15/2004 valued at $25,504. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $25,504 and 2.625% due 05/15/2007 valued at $25,502. Collateralized by Freddie Mac 2.250% due 10/27/2005 valued at $8,389. Repurchase proceeds are $183,230.)

Total Short-Term Instruments (Cost $263,141)			263,141

Total Investments 105.2% (Cost $1,392,317)			$1,659,973
Other Assets and Liabilities (Net) (5.2%)			(81,411)

Net Assets 100.0%			$1,578,562

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Principal amount denoted in indicated currency:

JY  –  Japanese Yen

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $77,805, as of December 31, 2003.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.5%
Aerospace 2.9%
United Technologies Corp.	163,000	$15,448

Capital Goods 5.4%
3M Co.	124,500	10,586
Danaher Corp.	35,500	3,257
General Electric Co.	482,500	14,948

		28,791

Communications 2.3%
Nokia Oyj SP - ADR (a)	288,000	4,896
Vodafone Group PLC SP - ADR	291,000	7,287

		12,183

Consumer Discretionary 7.5%
Harley-Davidson, Inc.	56,000	2,662
Lowe’s Cos., Inc.	158,000	8,752
Nike, Inc. ‘B’	96,500	6,606
Starbucks Corp. (a)	259,500	8,579
Wal-Mart Stores, Inc.	259,500	13,766

		40,365

Consumer Services 7.0%
Apollo Group, Inc. ‘A’ (a)	77,000	5,236
Carnival Corp.	121,000	4,807
eBay, Inc. (a)	73,500	4,747
News Corp. Ltd. SP - ADR	52,000	1,573
Tribune Co.	110,500	5,702
Viacom, Inc. ‘B’	342,500	15,200

		37,265

Consumer Staples 8.4%
Coca-Cola Co.	134,000	6,800
PepsiCo, Inc.	172,500	8,042
Procter & Gamble Co.	107,000	10,687
SYSCO Corp.	174,500	6,497
Walgreen Co.	351,000	12,769

		44,795

Energy 6.0%
Baker Hughes, Inc.	265,500	8,538
BJ Services Co. (a)	143,000	5,134
BP PLC SP - ADR	112,000	5,527
Exxon Mobil Corp.	234,500	9,615
Schlumberger Ltd.	57,500	3,146

		31,960

Financial & Business Services 11.5%
Accenture Ltd. ‘A’ (a)	217,500	5,725
AFLAC, Inc.	89,000	3,220
Citigroup, Inc.	184,000	8,931
Fannie Mae	140,000	10,508
Fifth Third Bancorp.	77,000	4,551
Franklin Resources, Inc.	111,000	5,779
Golden West Financial Corp.	31,000	3,199
M&T Bank Corp.	28,500	2,802
Merrill Lynch & Co.	128,000	7,507
Safeco Corp.	66,500	2,589
The Goldman Sachs Group, Inc.	43,500	4,295
Zions Bancorporation	41,500	2,545

		61,651

Healthcare 21.6%
Amgen, Inc. (a)	174,500	10,784
Boston Scientific Corp. (a)	239,500	8,804
Cardinal Health, Inc.	51,000	3,119
Eli Lilly & Co.	91,500	6,435
Genentech, Inc. (a)	65,500	6,129
Gilead Sciences, Inc. (a)	136,500	7,936
Johnson & Johnson	114,000	5,889
Medtronic, Inc.	150,500	7,316
Pfizer, Inc.	718,000	25,367
St. Jude Medical, Inc. (a)	181,000	$11,104
Stryker Corp.	57,000	4,846
Teva Pharmaceutical Industries Ltd. SP - ADR	122,000	6,919
Wyeth	258,000	10,952

		115,600

Materials & Processing 2.4%
Air Products & Chemicals, Inc.	83,000	4,385
Alcan, Inc.	177,000	8,310

		12,695

Technology 21.8%
ASML Holding NV (a)	416,000	8,341
Cisco Systems, Inc. (a)	527,000	12,801
Dell, Inc. (a)	344,500	11,699
Electronic Arts, Inc. (a)	164,500	7,860
Hewlett-Packard Co.	237,000	5,444
Intel Corp.	399,000	12,848
Maxim Integrated Products, Inc.	80,500	4,009
Microchip Technology, Inc.	86,000	2,869
Microsoft Corp.	420,000	11,567
Oracle Corp. (a)	1,125,000	14,850
SAP AG SP - ADR (a)	147,500	6,130
VERITAS Software Corp. (a)	204,500	7,599
Yahoo, Inc. (a)	241,000	10,886

		116,903

Transportation 1.7%
United Parcel Service, Inc. ‘B’	120,000	8,946

Total Common Stocks (Cost $471,467)		526,602

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.1%
Repurchase Agreement 3.1%
State Street Bank
0.800% due 01/02/2004	$16,709	16,709
(Dated 12/31/2003. Collateralized by Freddie Mac 2.050% due 01/28/2005 valued at $17,044. Repurchase proceeds are $16,710.)

Total Short-Term Instruments (Cost $16,709)		16,709

Total Investments 101.6% (Cost $488,176)		$543,311
Other Assets and Liabilities (Net) (1.6%)		(8,784)

Net Assets 100.0%		$534,527

Notes to Schedule of Investments:

(a) Non-income producing security.

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.5%
Aerospace 2.3%
Alliant Techsystems, Inc. (a)	36,000	$2,079
Goodrich Corp.	117,700	3,495

		5,574

Capital Goods 6.0%
American Standard Cos., Inc. (a)	22,930	2,309
Danaher Corp.	52,550	4,821
Ingersoll-Rand Co. ‘A’	15,000	1,018
SPX Corp. (a)	78,900	4,640
Weatherford International, Inc. (a)	54,000	1,944

		14,732

Communications 5.8%
Amdocs Ltd. (a)	104,500	2,349
Cox Radio, Inc. ‘A’ (a)	134,700	3,399
Entercom Communications Corp. (a)	41,000	2,171
Macromedia, Inc. (a)	173,000	3,086
Westwood One, Inc. (a)	95,600	3,271

		14,276

Consumer Discretionary 15.1%
99 Cents Only Stores (a)	20,200	550
AdvancePCS, Inc. (a)	75,300	3,965
Bed, Bath & Beyond, Inc. (a)	6,900	299
Cintas Corp. (a)	88,050	4,414
Coach, Inc. (a)	15,600	589
Dollar Tree Stores, Inc. (a)	99,300	2,985
Harley-Davidson, Inc.	12,700	604
Harman International Industries, Inc.	19,000	1,406
Linens `n Things, Inc. (a)	65,000	1,955
Marvel Enterprises, Inc. (a)	93,800	2,731
Mattel, Inc.	45,600	879
Nike, Inc. ‘B’	41,300	2,827
Starbucks Corp. (a)	88,300	2,919
The Estee Lauder Cos., Inc. ‘A’	100,100	3,930
TJX Companies., Inc.	146,100	3,222
Williams-Sonoma, Inc. (a)	112,900	3,926

		37,201

Consumer Services 4.6%
Career Education Corp. (a)	23,400	938
E.W. Scripps Co. ‘A’	23,200	2,184
Hilton Hotels Corp.	131,000	2,244
Manpower, Inc.	18,100	852
Royal Caribbean Cruises Ltd.	42,800	1,489
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	76,700	2,759
The Cheesecake Factory, Inc. (a)	21,900	964

		11,430

Consumer Staples 3.9%
CDW Corp.	58,900	3,402
Dean Foods Co. (a)	107,550	3,535
Performance Food Group Co. (a)	71,500	2,586

		9,523

Energy 6.2%
Apache Corp.	17,200	1,395
BJ Services Co. (a)	93,050	3,341
Nabors Industries Ltd. (a)	73,000	3,030
Noble Corp. (a)	50,000	1,789
Patterson-UTI Energy, Inc. (a)	19,500	642
Smith International, Inc. (a)	64,750	2,688
XTO Energy, Inc.	87,000	2,462

		15,347

Financial & Business Services 9.3%
ARAMARK Corp. ‘B’ (a)	103,300	2,833
Bank of Hawaii Corp.	41,800	1,764
Chicago Mercantile Exchange Holdings, Inc.	34,000	2,460
Federated Investors, Inc. ‘B’	13,400	$393
Fiserv, Inc. (a)	17,184	679
Franklin Resources, Inc.	9,277	483
Golden West Financial Corp.	14,500	1,496
Lamar Advertising Co. ‘A’ (a)	39,700	1,482
M&T Bank Corp.	16,200	1,592
Mellon Financial Corp.	57,900	1,859
Perot Systems Corp. ‘A’ (a)	35,000	472
Willis Group Holdings Ltd.	92,345	3,146
XL Capital Ltd. ‘A’	24,364	1,889
Zions Bancorporation	37,300	2,288

		22,836

Healthcare 16.7%
Aetna, Inc.	46,800	3,163
Allergan, Inc.	33,100	2,542
AmerisourceBergen Corp.	22,000	1,235
Angiotech Pharmaceuticals, Inc. (a)	54,900	2,525
Anthem, Inc. (a)	33,000	2,475
Biogen Idec, Inc. (a)	80,000	2,942
Biomet, Inc.	8,300	302
Covance, Inc. (a)	25,300	678
Cytyc Corp. (a)	73,100	1,006
Gilead Sciences, Inc. (a)	46,700	2,715
ICOS Corp. (a)	7,750	320
McKesson Corp.	11,100	363
MedImmune, Inc. (a)	21,200	539
MGI Pharma, Inc. (a)	43,400	1,786
Millennium Pharmaceuticals, Inc. (a)	30,500	569
Mylan Laboratories, Inc.	15,700	397
Neurocrine Biosciences, Inc. (a)	33,800	1,843
PacifiCare Health Systems, Inc. (a)	6,000	406
St. Jude Medical, Inc. (a)	57,100	3,503
Stryker Corp.	34,000	2,890
Teva Pharmaceutical Industries Ltd. SP - ADR	34,000	1,928
Varian Medical Systems, Inc. (a)	33,700	2,329
Watson Pharmaceuticals, Inc. (a)	5,700	262
WellPoint Health Networks, Inc. (a)	19,400	1,882
Zimmer Holdings, Inc. (a)	35,900	2,527

		41,127

Materials & Processing 2.9%
Air Products & Chemicals, Inc.	58,000	3,064
Fastenal Co.	46,500	2,322
Valspar Corp.	33,150	1,638

		7,024

Technology 23.2%
Adtran, Inc.	71,500	2,217
Affiliated Computer Services, Inc. ‘A’ (a)	62,500	3,404
Agere Systems, Inc. ‘A’ (a)	579,300	1,767
Citrix Systems, Inc. (a)	174,900	3,710
Comverse Technology, Inc. (a)	45,500	800
Cypress Semiconductor Corp. (a)	30,400	649
DST Systems, Inc. (a)	80,900	3,378
Electronic Arts, Inc. (a)	68,300	3,263
Emulex Corp. (a)	71,800	1,916
Fairchild Semiconductor International, Inc. ‘A’ (a)	52,900	1,321
Intersil Corp. ‘A’ (a)	115,000	2,858
Jabil Circuit, Inc. (a)	121,400	3,436
KLA-Tencor Corp. (a)	15,200	892
L-3 Communications Holdings, Inc. (a)	63,700	3,272
Marvell Technology Group Ltd. (a)	44,400	1,684
Mercury Interactive Corp. (a)	70,800	3,444
Microchip Technology, Inc.	121,600	4,057
Molex, Inc. ‘A’	67,600	1,985
National Semiconductor Corp. (a)	22,400	883
Novell, Inc. (a)	352,300	3,706
SunGard Data Systems, Inc. (a)	92,140	2,553
Symantec Corp. (a)	88,300	$3,060
The BISYS Group, Inc. (a)	106,000	1,577
THQ, Inc. (a)	40,000	676
Western Digital Corp. (a)	58,100	685

		57,193

Transportation 1.5%
Expeditors International Washington, Inc.	97,000	3,653

Total Common Stocks (Cost $209,051)		239,916

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
0.800% due 01/02/2004	$2,250	2,250
(Dated 12/31/2003. Collateralized by Federal Farm Credits Bank 2.375% due 10/01/2004 valued at $2,297. Repurchase proceeds are $2,250.)

Total Short-Term Instruments (Cost $2,250)		2,250

Total Investments 98.4% (Cost $211,301)		$242,166
Other Assets and Liabilities (Net) 1.6%		3,973

Net Assets 100.0%		$246,139

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments

CCM Capital Appreciation Fund
Class R
12/31/2003 +	$14.21	$(0.04	)(a)	$1.88	(a)

12/31/2002 - 06/30/2003	12.72	(0.03	)(a)	1.52	(a)

CCM Mid-Cap Fund
Class R
12/31/2003 +	$17.58	$(0.06	)(a)	$2.74	(a)

12/31/2002 - 06/30/2003	15.58	(0.07	)(a)	2.07	(a)

NACM Global Fund
Class R
12/31/2003 +	$11.70	$(0.07	)(a)	$2.65	(a)

12/31/2002 - 06/30/2003	10.40	(0.03	)(a)	1.33	(a)

NACM International Fund
Class R
12/31/2003 +	$10.26	$(0.04	)(a)	$1.92	(a)

12/31/2002 - 06/30/2003	9.43	0.06	(a)	0.77	(a)

NFJ Dividend Value Fund
Class R
12/31/2003 +	$10.51	$0.13	(a)	$1.67	(a)

12/31/2002 - 06/30/2003	9.77	0.13	(a)	0.71	(a)

NFJ Small-Cap Value Fund
Class R
12/31/2003 +	$21.95	$0.17	(a)	$3.83	(a)

12/31/2002 - 06/30/2003	20.00	0.18	(a)	1.77	(a)

PEA Growth & Income Fund
Class R
12/31/2003 +	$6.56	$0.04	(a)	$1.07	(a)

12/31/2002 - 06/30/2003	6.06	0.04	(a)	0.48	(a)

PEA Growth Fund
Class R
12/31/2003 +	$14.42	$(0.05	)(a)	$2.14	(a)

12/31/2002 - 06/30/2003	13.24	(0.04	)(a)	1.22	(a)

PEA Renaissance Fund
Class R
12/31/2003 +	$16.29	$(0.06	)(a)	$5.58	(a)

12/31/2002 - 06/30/2003	13.81	(0.02	)(a)	3.19	(a)

PEA Value Fund
Class R
12/31/2003 +	$12.86	$0.03	(a)	$2.92	(a)

12/31/2002 - 06/30/2003	11.02	0.10	(a)	2.32	(a)

RCM Large-Cap Growth Fund
Class R
12/31/2003 +	$10.91	$(0.01	)(a)	$1.02	(a)

12/31/2002 - 06/30/2003	10.10	0.00	(a)	0.81	(a)

RCM Mid-Cap Fund
Class R
12/31/2003 +	$2.08	$(0.01	)(a)	$0.30	(a)

12/31/2002 - 06/30/2003	1.85	(0.01	)(a)	0.24	(a)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.

30    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

CCM Capital Appreciation Fund
Class R
12/31/2003 +	$1.84	$0.00	$0.00	$0.00	$16.05

12/31/2002 - 06/30/2003	1.49	0.00	0.00	0.00	14.21

CCM Mid-Cap Fund
Class R
12/31/2003 +	$2.68	$0.00	$0.00	$0.00	$20.26

12/31/2002 - 06/30/2003	2.00	0.00	0.00	0.00	17.58

NACM Global Fund
Class R
12/31/2003 +	$2.58	$0.00	$(0.95)	$(0.95)	$13.33

12/31/2002 - 06/30/2003	1.30	0.00	0.00	0.00	11.70

NACM International Fund
Class R
12/31/2003 +	$1.88	$(0.02)	$0.00	$(0.02)	$12.12

12/31/2002 - 06/30/2003	0.83	0.00	0.00	0.00	10.26

NFJ Dividend Value Fund
Class R
12/31/2003 +	$1.80	$(0.10)	$(0.09)	$(0.19)	$12.12

12/31/2002 - 06/30/2003	0.84	(0.10)	0.00	(0.10)	10.51

NFJ Small-Cap Value Fund
Class R
12/31/2003 +	$4.00	$(0.28)	$(0.23)	$(0.51)	$25.44

12/31/2002 - 06/30/2003	1.95	0.00	0.00	0.00	21.95

PEA Growth & Income Fund
Class R
12/31/2003 +	$1.11	$(0.06)	$0.00	$(0.06)	$7.61

12/31/2002 - 06/30/2003	0.52	(0.02)	0.00	(0.02)	6.56

PEA Growth Fund
Class R
12/31/2003 +	$2.09	$0.00	$0.00	$0.00	$16.51

12/31/2002 - 06/30/2003	1.18	0.00	0.00	0.00	14.42

PEA Renaissance Fund
Class R
12/31/2003 +	$5.52	$0.00	$0.00	$0.00	$21.81

12/31/2002 - 06/30/2003	3.17	0.00	(0.69)	(0.69)	16.29

PEA Value Fund
Class R
12/31/2003 +	$2.95	$(0.04)	$0.00	$(0.04)	$15.77

12/31/2002 - 06/30/2003	2.42	0.00	(0.58)	(0.58)	12.86

RCM Large-Cap Growth Fund
Class R
12/31/2003 +	$1.01	$0.00	$0.00	$0.00	$11.92

12/31/2002 - 06/30/2003	0.81	0.00	0.00	0.00	10.91

RCM Mid-Cap Fund
Class R
12/31/2003 +	$0.29	$0.00	$0.00	$0.00	$2.37

12/31/2002 - 06/30/2003	0.23	0.00	0.00	0.00	2.08

Selected Per Share Data for the Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

CCM Capital Appreciation Fund
Class R
12/31/2003 +	12.95%	$46	1.46	%(b)*	(0.49	)%*	67%

12/31/2002 - 06/30/2003	11.71	11	1.45	*	(0.46	)*	161

CCM Mid-Cap Fund
Class R
12/31/2003 +	15.24%	$104	1.46	%(b)*	(0.57	)%*	72%

12/31/2002 - 06/30/2003	12.84	28	1.46	(b)*	(0.83	)*	155

NACM Global Fund
Class R
12/31/2003 +	22.34%	$14	1.80	%*	(1.04	)%*	126%

12/31/2002 - 06/30/2003	12.50	11	1.80	(c)*	(0.56	)*	260

NACM International Fund
Class R
12/31/2003 +	18.28%	$79	1.90	%*	(0.73	)%*	89%

12/31/2002 - 06/30/2003	8.80	11	1.90	(d)*	1.35	*	157

NFJ Dividend Value Fund
Class R
12/31/2003 +	17.26%	$21	1.46	%(b)*	2.23	%*	27%

12/31/2002 - 06/30/2003	8.56	11	1.45	*	2.77	*	43

NFJ Small-Cap Value Fund
Class R
12/31/2003 +	18.30%	$2,723	1.61	%(e)*	1.39	%*	13%

12/31/2002 - 06/30/2003	9.75	105	1.60	*	1.72	*	20

PEA Growth & Income Fund
Class R
12/31/2003 +	16.90%	$110	1.61	%(e)*	1.01	%*	30%

12/31/2002 - 06/30/2003	(5.52)	11	1.60	*	1.20	*	84

PEA Growth Fund
Class R
12/31/2003 +	14.49%	$12	1.51	%(g)*	(0.60	)%*	37%

12/31/2002 - 06/30/2003	(8.02)	11	1.50	*	(0.60	)*	70

PEA Renaissance Fund
Class R
12/31/2003 +	33.89%	$1,415	1.61	%(e)*	(0.59	)%*	35%

12/31/2002 - 06/30/2003	17.96	12	1.61	(e)*	(0.29	)*	76

PEA Value Fund
Class R
12/31/2003 +	22.95%	$1,177	1.46	%(b)*	0.36	%*	41%

12/31/2002 - 06/30/2003	16.70	621	1.45	*	1.59	*	152

RCM Large-Cap Growth Fund
Class R
12/31/2003 +	9.26%	$35	1.46	%(b)*	(0.17	)%*	37%

12/31/2002 - 06/30/2003	8.02	40	1.45	*	(0.05	)*	25

RCM Mid-Cap Fund
Class R
12/31/2003 +	13.94%	$13	1.48	%(f)*	(1.05	)%*	71%

12/31/2002 - 06/30/2003	12.43	11	1.48	(f)*	(1.14	)*	132

(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 10.82%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.47%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    31

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund	NFJ Dividend Value Fund

Assets:
Investments, at value	$937,648	$774,477	$2,932	$6,131	$164,821

Repurchase agreement, at value	0	0	0	0	23,571

Cash	1	0	0	1	1

Foreign currency, at value	0	0	0	2	0

Security lending interest receivable	5	5	0	0	1

Receivable for investments sold	0	597	27	81	0

Receivable for Fund shares sold	1,283	1,004	14	11	1,755

Interest and dividends receivable	442	223	1	8	444

	939,379	776,306	2,974	6,234	190,593

Liabilities:
Payable for investments purchased	$26,039	$21,289	$51	$9	$7,756

Due to Custodian	0	0	21	0	0

Payable for Fund shares redeemed	2,408	14,778	0	0	151

Payable for collateral for securities on loan	43,607	36,647	0	0	8,467

Dividends payable	0	0	2	0	0

Accrued investment advisory fee	333	278	2	4	61

Accrued administration fee	231	192	1	3	58

Accrued distribution fee	158	120	1	1	49

Accrued servicing fee	76	62	0	1	24

Other liabilities	0	0	0	1	2

	72,852	73,366	78	19	16,568

Net Assets	$866,527	$702,940	$2,896	$6,215	$174,025

Net Assets Consist of:
Paid in capital	$885,715	$771,642	$2,509	$5,220	$152,273

Undistributed (overdistributed) net investment income	(286)	(592)	19	(22)	771

Accumulated undistributed net realized gain (loss)	(150,839)	(184,275)	48	88	1,209

Net unrealized appreciation	131,937	116,165	320	929	19,772

	$866,527	$702,940	$2,896	$6,215	$174,025

Net Assets:
Class R	$46	$104	$14	$79	$21

Other Classes	866,481	702,836	2,882	6,136	174,004

Shares Issued and Outstanding:
Class R	3	5	1	7	2

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class R	$16.05	$20.26	$13.33	$12.12	$12.12

Cost of Investments Owned	$805,711	$658,313	$2,613	$5,202	$168,620

Cost of Foreign Currency Held	$0	$0	$0	$2	$0

32    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund

Assets:
Investments, at value	$2,354,446	$91,769	$905,173	$5,100,372

Repurchase agreement, at value	0	0	0	567,602

Cash	0	1	98	1

Foreign currency, at value	0	0	0	0

Security lending interest receivable	16	0	7	87

Receivable for investments sold	5,666	0	0	40,547

Receivable for Fund shares sold	19,577	207	178	28,207

Interest and dividends receivable	4,424	91	877	3,121

	2,384,129	92,068	906,333	5,739,937

Liabilities:
Payable for investments purchased	$1,201	$0	$0	$61,556

Due to Custodian	0	0	0	0

Payable for Fund shares redeemed	26,077	167	3,035	16,515

Payable for collateral for securities on loan	111,070	0	45,983	440,280

Dividends payable	0	0	0	0

Accrued investment advisory fee	1,151	46	370	2,565

Accrued administration fee	725	37	294	1,585

Accrued distribution fee	583	35	474	1,671

Accrued servicing fee	408	17	181	988

Other liabilities	0	0	0	2

	141,215	302	50,337	525,162

Net Assets	$2,242,914	$91,766	$855,996	$5,214,775

Net Assets Consist of:
Paid in capital	$1,808,930	$121,183	$1,126,432	$4,719,241

Undistributed (overdistributed) net investment income	441	(59)	(3,763)	(10,786)

Accumulated undistributed net realized gain (loss)	37,367	(44,438)	(449,287)	(714,594)

Net unrealized appreciation	396,176	15,080	182,614	1,220,914

	$2,242,914	$91,766	$855,996	$5,214,775

Net Assets:
Class R	$2,723	$110	$12	$1,415

Other Classes	2,240,191	91,656	855,984	5,213,360

Shares Issued and Outstanding:
Class R	107	14	1	65

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class R	$25.44	$7.61	$16.51	$21.81

Cost of Investments Owned	$1,958,270	$76,690	$722,559	$4,447,079

Cost of Foreign Currency Held	$0	$0	$0	$0

Amounts in thousands, except per share amounts	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

Assets:
Investments, at value	$1,476,750	$543,311	$242,166

Repurchase agreement, at value	183,223	0	0

Cash	0	1	2,519

Foreign currency, at value	0	0	0

Security lending interest receivable	8	0	0

Receivable for investments sold	13,228	450	3,694

Receivable for Fund shares sold	12,811	2,448	3,699

Interest and dividends receivable	2,772	405	164

	1,688,792	546,615	252,242

Liabilities:
Payable for investments purchased	$25,735	$11,385	$3,064

Due to Custodian	0	0	0

Payable for Fund shares redeemed	2,703	284	2,868

Payable for collateral for securities on loan	79,918	0	0

Dividends payable	0	0	0

Accrued investment advisory fee	570	204	101

Accrued administration fee	486	158	66

Accrued distribution fee	516	24	2

Accrued servicing fee	283	28	2

Other liabilities	19	5	0

	110,230	12,088	6,103

Net Assets	$1,578,562	$534,527	$246,139

Net Assets Consist of:
Paid in capital	$1,462,370	$542,672	$612,690

Undistributed (overdistributed) net investment income	1,837	10	(452)

Accumulated undistributed net realized gain (loss)	(153,309)	(63,290)	(396,965)

Net unrealized appreciation	267,664	55,135	30,866

	$1,578,562	$534,527	$246,139

Net Assets:
Class R	$1,177	$35	$13

Other Classes	1,577,385	534,492	246,126

Shares Issued and Outstanding:
Class R	75	3	5

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class R	$15.77	$11.92	$2.37

Cost of Investments Owned	$1,392,317	$488,176	$211,301

Cost of Foreign Currency Held	$0	$0	$0

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    33

Statements of Operations

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund	NFJ Dividend Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$168	$122	$0	$0	$47

Dividends, net of foreign taxes	3,948	2,889	8	30	2,095

Security lending income	24	25	0	0	5

Miscellaneous income	1	1	0	0	0

Total Income	4,141	3,037	8	30	2,147

Expenses:
Investment advisory fees	1,820	1,524	8	18	262

Administration fees	1,261	1,051	5	14	241

Distribution fees - Class R	0	0	0	0	0

Servicing fees - Class R	0	0	0	0	0

Distribution and/or servicing fees - Other Classes	1,311	1,023	3	6	284

Trustees’ fees	35	30	0	0	4

Interest expense	0	1	0	0	0

Total Expenses	4,427	3,629	16	38	791

Net Investment Income (Loss)	(286)	(592)	(8)	(8)	1,356

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	43,993	70,883	228	206	3,292

Net realized gain on foreign currency transactions	0	0	16	100	0

Net change in unrealized appreciation on investments	54,694	25,170	161	569	15,447

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain	98,687	96,053	405	875	18,739

Net Increase in Assets Resulting from Operations	$98,401	$95,461	$397	$867	$20,095

34    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$588	$8	$53	$1,833

Dividends, net of foreign taxes	27,007	1,095	3,792	20,282

Security lending income	66	0	22	924

Miscellaneous income	1	0	0	1

Total Income	27,662	1,103	3,867	23,040

Expenses:
Investment advisory fees	5,798	244	2,125	12,538

Administration fees	3,657	193	1,687	7,840

Distribution fees - Class R	2	0	0	1

Servicing fees - Class R	2	0	0	1

Distribution and/or servicing fees - Other Classes	5,084	275	3,777	13,284

Trustees’ fees	73	4	41	162

Interest expense	0	0	0	0

Total Expenses	14,616	716	7,630	33,826

Net Investment Income (Loss)	13,046	387	(3,763)	(10,786)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	55,095	968	32,568	193,666

Net realized gain on foreign currency transactions	0	0	0	254

Net change in unrealized appreciation on investments	259,667	11,489	84,125	1,033,896

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	8

Net Gain	314,762	12,457	116,693	1,227,824

Net Increase in Assets Resulting from Operations	$327,808	$12,844	$112,930	$1,217,038

Amounts in thousands	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest, net of foreign taxes	$604	$51	$30

Dividends, net of foreign taxes	10,318	3,132	481

Security lending income	43	0	0

Miscellaneous income	0	0	0

Total Income	10,965	3,183	511

Expenses:
Investment advisory fees	2,709	1,118	566

Administration fees	2,311	861	369

Distribution fees - Class R	1	0	0

Servicing fees - Class R	1	0	0

Distribution and/or servicing fees - Other Classes	3,880	289	17

Trustees’ fees	47	21	11

Interest expense	0	0	0

Total Expenses	8,949	2,289	963

Net Investment Income (Loss)	2,016	894	(452)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	90,589	(5,351)	21,804

Net realized gain on foreign currency transactions	450	0	0

Net change in unrealized appreciation on investments	164,501	49,897	9,958

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	8	0	0

Net Gain	255,548	44,546	31,762

Net Increase in Assets Resulting from Operations	$257,564	$45,440	$31,310

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    35

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(286)	$(275)	$(592)	$(1,638)

Net realized gain (loss)	43,993	(126,201)	70,883	(98,497)

Net change in unrealized appreciation	54,694	104,149	25,170	59,956

Net increase (decrease) resulting from operations	98,401	(22,327)	95,461	(40,179)

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class R	0	0	0	0

Other Classes	0	0	0	0

Tax basis return of capital
Class R	0	0	0	0

Other Classes	0	(35)	0	0

Total Distributions	0	(35)	0	0

Fund Share Transactions:
Receipts for shares sold
Class R	43	10	78	10

Other Classes	107,495	258,086	89,180	177,087

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	34	0	0

Cost of shares redeemed
Class R	(12)	0	(13)	0

Other Classes	(69,061)	(188,719)	(100,654)	(409,251)

Net increase (decrease) resulting from Fund share transactions	38,465	69,411	(11,409)	(232,154)

Fund Redemption Fee	0	0	0	2

Total Increase (Decrease) in Net Assets	136,866	47,049	84,052	(272,331)

Net Assets:
Beginning of period	729,661	682,612	618,888	891,219

End of period*	$866,527	$729,661	$702,940	$618,888

*Including undistributed (overdistributed) net investment income of:	$(286)	$0	$(592)	$0

36    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	NACM Global Fund		NACM International Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from July 19, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(8)	$0	$(8)	$34

Net realized gain (loss)	244	30	306	(201)

Net change in unrealized appreciation	161	159	569	360

Net increase (decrease) resulting from operations	397	189	867	193

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0

Other Classes	0	(5)	(15)	(50)

From net realized capital gains
Class R	(1)	0	0	0

Other Classes	(193)	0	0	0

Tax basis return of capital
Class R	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(194)	(5)	(15)	(50)

Fund Share Transactions:
Receipts for shares sold
Class R	0	10	59	10

Other Classes	1,521	1,173	2,167	4,254

Issued as reinvestment of distributions
Class R	1	0	0	0

Other Classes	170	5	13	50

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(356)	(15)	(801)	(532)

Net increase (decrease) resulting from Fund share transactions	1,336	1,173	1,438	3,782

Fund Redemption Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	1,539	1,357	2,290	3,925

Net Assets:
Beginning of period	1,357	0	3,925	0

End of period*	$2,896	$1,357	$6,215	$3,925

*Including undistributed (overdistributed) net investment income of:	$19	$27	$(22)	$1

Amounts in thousands	NFJ Dividend Value Fund		NFJ Small-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,356	$1,639	$13,046	$14,981

Net realized gain (loss)	3,292	956	55,095	8,649

Net change in unrealized appreciation	15,447	872	259,667	41,862

Net increase (decrease) resulting from operations	20,095	3,467	327,808	65,492

Distributions to Shareholders:
From net investment income
Class R	0	0	(28)	0

Other Classes	(1,341)	(1,789)	(21,274)	(9,282)

From net realized capital gains
Class R	0	0	(24)	0

Other Classes	(1,138)	(2,349)	(20,348)	(2,712)

Tax basis return of capital
Class R	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(2,479)	(4,138)	(41,674)	(11,994)

Fund Share Transactions:
Receipts for shares sold
Class R	7	10	2,509	113

Other Classes	86,278	48,718	664,476	1,054,425

Issued as reinvestment of distributions
Class R	0	0	52	0

Other Classes	2,014	3,851	31,351	8,580

Cost of shares redeemed
Class R	0	0	(142)	(10)

Other Classes	(9,565)	(14,729)	(264,766)	(423,784)

Net increase (decrease) resulting from Fund share transactions	78,734	37,850	433,480	639,324

Fund Redemption Fee	0	0	4	114

Total Increase (Decrease) in Net Assets	96,350	37,179	719,618	692,936

Net Assets:
Beginning of period	77,675	40,496	1,523,296	830,360

End of period*	$174,025	$77,675	$2,242,914	$1,523,296

*Including undistributed (overdistributed) net investment income of:	$771	$756	$441	$8,697

Amounts in thousands	PEA Growth & Income Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$387	$692

Net realized gain (loss)	968	(8,585)

Net change in unrealized appreciation	11,489	3,608

Net increase (decrease) resulting from operations	12,844	(4,285)

Distributions to Shareholders:
From net investment income
Class R	(1)	0

Other Classes	(539)	(846)

From net realized capital gains
Class R	0	0

Other Classes	0	0

Tax basis return of capital
Class R	0	0

Other Classes	0	0

Total Distributions	(540)	(846)

Fund Share Transactions:
Receipts for shares sold
Class R	86	10

Other Classes	22,717	46,484

Issued as reinvestment of distributions
Class R	1	0

Other Classes	450	723

Cost of shares redeemed
Class R	(1)	0

Other Classes	(15,920)	(46,601)

Net increase (decrease) resulting from Fund share transactions	7,333	616

Fund Redemption Fee	0	0

Total Increase (Decrease) in Net Assets	19,637	(4,515)

Net Assets:
Beginning of period	72,129	76,644

End of period*	$91,766	$72,129

*Including undistributed (overdistributed) net investment income of:	$(59)	$94

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    37

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth Fund		PEA Renaissance Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(3,763)	$(7,295)	$(10,786)	$(9,762)

Net realized gain (loss)	32,568	(137,374)	193,920	(874,032)

Net change in unrealized appreciation	84,125	45,321	1,033,904	461,155

Net increase (decrease) resulting from operations	112,930	(99,348)	1,217,038	(422,639)

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class R	0	0	0	0

Other Classes	0	0	0	(143,255)

Tax basis return of capital
Class R	0	0	0	0

Other Classes	0	0	0	(7)

Total Distributions	0	0	0	(143,262)

Fund Share Transactions:
Receipts for shares sold
Class R	0	10	1,338	10

Other Classes	40,269	606,686	1,107,255	767,404

Issued in reorganization
Class R	0	0	0	0

Other Classes	0	16,891	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	0	0	113,900

Cost of shares redeemed
Class R	0	0	(65)	0

Other Classes	(121,873)	(834,267)	(448,799)	(1,340,897)

Net increase (decrease) resulting from Fund share transactions	(81,604)	(210,680)	659,729	(459,583)

Fund Redemption Fee	0	0	29	5

Total Increase (Decrease) in Net Assets	31,326	(310,028)	1,876,796	(1,025,479)

Net Assets:
Beginning of period	824,670	1,134,698	3,337,979	4,363,458

End of period*	$855,996	$824,670	$5,214,775	$3,337,979

*Including undistributed (overdistributed) net investment income of:	$(3,763)	$0	$(10,786)	$0

38    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PEA Value Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,016	$3,932	$894	$1,487	$(452)	$(1,022)

Net realized gain (loss)	91,039	(239,518)	(5,351)	(23,595)	21,804	(45,491)

Net change in unrealized appreciation	164,509	222,679	49,897	32,583	9,958	39,934

Net increase (decrease) resulting from operations	257,564	(12,907)	45,440	10,475	31,310	(6,579)

Distributions to Shareholders:
From net investment income
Class R	(3)	0	0	0	0	0

Other Classes	(3,930)	0	(1,801)	(1,051)	0	0

From net realized capital gains
Class R	0	0	0	0	0	0

Other Classes	0	(42,064)	0	0	0	0

Tax basis return of capital
Class R	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(3,933)	(42,064)	(1,801)	(1,051)	0	0

Fund Share Transactions:
Receipts for shares sold
Class R	453	613	2	40	0	10

Other Classes	460,726	542,903	127,253	285,841	28,422	67,065

Issued in reorganization
Class R	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class R	3	0	0	0	0	0

Other Classes	3,401	34,752	1,693	1,003	0	0

Cost of shares redeemed
Class R	(91)	0	(11)	0	0	0

Other Classes	(114,342)	(382,693)	(90,626)	(93,649)	(43,602)	(185,510)

Net increase (decrease) resulting from Fund share transactions	350,150	195,575	38,311	193,235	(15,180)	(118,435)

Fund Redemption Fee	1	11	9	22	0	39

Total Increase (Decrease) in Net Assets	603,782	140,615	81,959	202,681	16,130	(124,975)

Net Assets:
Beginning of period	974,780	834,165	452,568	249,887	230,009	354,984

End of period*	$1,578,562	$974,780	$534,527	$452,568	$246,139	$230,009

*Including undistributed (overdistributed) net investment income of:	$1,837	$3,754	$10	$917	$(452)	$0

39    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value1 and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

[1]	Effective November 1, 2003, NFJ Equity Income Fund officially changed its name to the NFJ Dividend Value Fund.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

40    PIMCO Funds Semi-Annual Report  |  12.31.03

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $6,676; CCM Mid-Cap Fund - $4,154; NACM Global Fund - $237; NACM International Fund - $3,413; NFJ Dividend Value Fund - $2,525; NFJ Small-Cap Value Fund - $34,262; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $8,646; PEA Renaissance Fund - $73,040; PEA Value Fund -$72,926; RCM Large-Cap Growth Fund - $19,014; and RCM Mid-Cap Fund - $769.

Foreign Taxes on Interest. Interest income in the Statements of Operations is shown net of foreign taxes withheld on interest from foreign securities. Foreign taxes withheld for the PEA Value Fund were $21,371.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.47% for the RCM Mid-Cap Fund; 0.50% for the PEA Growth Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and PEA Renaissance Funds; and 0.45% for all other Funds.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for Class R is charged at the annual rate of 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.50% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth and RCM Mid-Cap Funds; 0.40% for the NACM Global Fund; 0.50% for the NACM International Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth and RCM Mid-Cap Funds; 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth and RCM Mid-Cap Funds; 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.40% for all other Funds.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

PIMCO Funds Semi-Annual Report  |  12.31.03    41

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

NACM Global and NACM International Funds	1.00	%*
All Other Funds	2.00%

*	The redemption fee will be equal to 2.00% after the close of business on February 6, 2004, of the net asset value of the shares redeemed or exchanged.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $8,780,907 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors have agreed to waive a portion of the NACM Global and NACM International Funds’ administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

42    PIMCO Funds Semi-Annual Report  |  12.31.03

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R

NACM Global
Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM
International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

CCM Capital Appreciation Fund	$546,150	$506,240
CCM Mid-Cap Fund	468,916	462,347
NACM Global Fund	3,508	2,426
NACM International Fund	5,378	4,034
NFJ Dividend Value Fund	87,751	22,869
NFJ Small-Cap Value Fund	630,938	226,030
PEA Growth & Income Fund	30,265	23,930
PEA Growth Fund	300,925	406,913
PEA Renaissance Fund	1,744,512	1,331,213
PEA Value Fund	697,823	443,587
RCM Large-Cap Growth Fund	226,564	178,642
RCM Mid-Cap Fund	164,357	179,089

5. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)

PIMCO Funds Semi-Annual Report  |  12.31.03    43

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	3	$43	1	$10

Other Classes	7,265	107,495	20,025	258,086

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	0	3	34

Cost of shares redeemed
Class R	(1)	(12)	0	0

Other Classes	(4,644)	(69,061)	(14,638)	(188,719)

Net increase (decrease) resulting from Fund share transactions	2,623	$38,465	5,391	$69,411

	CCM Mid-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	5	$78	1	$10

Other Classes	4,779	89,180	11,236	177,087

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class R	(1)	(13)	0	0

Other Classes	(5,356)	(100,654)	(25,481)	(409,251)

Net increase (decrease) resulting from Fund share transactions	(573)	$(11,409)	(14,244)	$(232,154)

	NACM Global Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	0	$0	1	$10

Other Classes	118	1,521	115	1,173

Issued as reinvestment of distributions
Class R	0	1	0	0

Other Classes	12	170	0	5

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(28)	(356)	(1)	(15)

Net increase (decrease) resulting from Fund share transactions	102	$1,336	115	$1,173

	PEA Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	0	$0	1	$10

Other Classes	2,387	40,269	37,790	606,686

Issued in reorganization
Class R	0	0	0	0

Other Classes	0	0	1,214	16,891

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(7,671)	(121,873)	(53,643)	(834,267)

Net increase (decrease) resulting from Fund share transactions	(5,284)	$(81,604)	(14,638)	$(210,680)

	PEA Renaissance Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	67	$1,338	1	$10

Other Classes	55,764	1,107,255	51,363	767,404

Issued in reorganization
Class R	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	0	7,769	113,900

Cost of shares redeemed
Class R	(3)	(65)	0	0

Other Classes	(23,024)	(448,799)	(93,364)	(1,340,897)

Net increase (decrease) resulting from Fund share transactions	32,804	$659,729	(34,231)	$(459,583)

	PEA Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	33	$453	48	$613

Other Classes	32,867	460,726	47,837	542,903

Issued in reorganization
Class R	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class R	0	3	0	0

Other Classes	232	3,401	3,118	34,752

Cost of shares redeemed
Class R	(6)	(91)	0	0

Other Classes	(8,359)	(114,342)	(34,560)	(382,693)

Net increase (decrease) resulting from Fund share transactions	24,767	$350,150	16,443	$195,575

44    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

	NACM International Fund
	Six Months Ended 12/31/2003		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	6	$59	1	$10

Other Classes	193	2,167	431	4,254

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	1	13	5	50

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(71)	(801)	(54)	(532)

Net increase (decrease) resulting from Fund share transactions	129	$1,438	383	$3,782

	NFJ Dividend Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	1	$7	1	$10

Other Classes	7,720	86,278	4,965	48,718

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	175	2,014	387	3,851

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(873)	(9,565)	(1,514)	(14,729)

Net increase (decrease) resulting from Fund share transactions	7,023	$78,734	3,839	$37,850

	NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	107	$2,509	5	$113

Other Classes	28,970	664,476	53,332	1,054,425

Issued as reinvestment of distributions
Class R	2	52	0	0

Other Classes	1,301	31,351	434	8,580

Cost of shares redeemed
Class R	(6)	(142)	(1)	(10)

Other Classes	(11,331)	(264,766)	(21,653)	(423,784)

Net increase (decrease) resulting from Fund share transactions	19,043	$433,480	32,117	$639,324

	PEA Growth & Income Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	12	$86	2	$10

Other Classes	3,332	22,717	7,561	46,484

Issued as reinvestment of distributions
Class R	0	1	0	0

Other Classes	63	450	120	723

Cost of shares redeemed
Class R	0	(1)	0	0

Other Classes	(2,345)	(15,920)	(7,554)	(46,601)

Net increase (decrease) resulting from Fund share transactions	1,062	$7,333	129	$616

	RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	0	$2	4	$40

Other Classes	11,233	127,253	27,558	285,841

Issued in reorganization
Class R	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	146	1,693	98	1,003

Cost of shares redeemed
Class R	(1)	(11)	0	0

Other Classes	(7,963)	(90,626)	(9,105)	(93,649)

Net increase (decrease) resulting from Fund share transactions	3,415	$38,311	18,555	$193,235

	RCM Mid-Cap Fund
	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	0	$0	5	$10

Other Classes	12,888	28,422	36,449	67,065

Issued in reorganization
Class R	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(19,650)	(43,602)	(102,802)	(185,510)

Net increase (decrease) resulting from Fund share transactions	(6,762)	$(15,180)	(66,348)	$(118,435)

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    45

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

7. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statements purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

CCM Capital Appreciation Fund	$133,771	$(1,834)	$131,937
CCM Mid-Cap Fund	122,054	(5,890)	116,164
NACM Global Fund	332	(13)	319
NACM International Fund	949	(20)	929
NFJ Dividend Value Fund	20,782	(1,010)	19,772
NFJ Small-Cap Fund	405,130	(8,954)	396,176
PEA Growth & Income Fund	15,637	(558)	15,079
PEA Growth Fund	187,055	(4,441)	182,614
PEA Renaissance Fund	1,262,682	(41,787)	1,220,895
PEA Value Fund	277,169	(9,513)	267,656
RCM Large-Cap Growth Fund	56,575	(1,440)	55,135
RCM Mid-Cap Fund	33,868	(3,003)	30,865

8. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

46    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC (formerly, PIMCO Equity Advisors LLC), RCM Capital Management LLC

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report.	PZ061S.1/04

PIMCO

ADVISORS

Semi-Annual Report

12.31.03

PIMCO Stock Funds

NFJ International Value Fund Balanced Value Fund Core Equity Fund Disciplined Value Fund International Value Fund Large-Cap Value Fund Mid-Cap Value Fund Small-Cap Value Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Mutli-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

2    PIMCO Funds Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and nontraditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

PIMCO Funds Semi-Annual Report  |  12.31.03    3

NFJ International Value Fund

•	The PIMCO NFJ International Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	For the six-month period ended December 31, 2003, the Fund posted a return of 35.57%. The Fund’s benchmark, the MSCI World Ex-U.S. Index, returned 26.57% for the same period.

•	The portfolio’s continued focus on lower valuation issues with solid fundamentals hindered relative performance as the most speculative areas of the stock market posted the best returns for the reporting period.

•	The largest contributor to relative performance was the basic materials sector, particularly, Alcan and Imperial Chemical, which both performed well in response to an increase in demand and pricing power. Exposure to the Chinese marketplace also aided performance—particularly in the materials sector.

•	An underweighting in industrial and energy stocks hurt performance as both sectors were strong benefactors of the developing synchronized global recovery.

CUMULATIVE TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (1/31/03)

NFJ International Value Fund (Institutional)	35.57%	—	—	—	54.88%

MSCI World Ex-U.S. Index	26.57%	—	—	—	—

Past performance is no guarantee of future results.

4    PIMCO Funds Semi-Annual Report  |  12.31.03

PIMCO Balanced Value Fund

•	PIMCO Balanced Value Fund seeks long-term capital appreciation and current income by investing in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace, as well as fixed-income securities.

•	The Fund’s Institutional Class Shares posted a return of 12.24% for the six-month period ended December 31, 2003, underperforming the S&P 500 Index’s return of 15.14% for the same period.

•	Portfolio benefited from exposure to the financial services and information technology sectors.

•	Portfolio continued to benefit from value stocks’ strong performance in all market capitalizations.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO Balanced Value Fund (Institutional)	12.24%	17.41%	—	—	17.41%

PIMCO Balanced Value Fund (A Shares)	12.04%	17.08%	—	—	17.08%

60% S&P 500 Index, 40% Lehman Brothers U.S. Treasury Index	8.58%	17.91%	—	—	—

S&P 500 Index	15.14%	28.68%	—	—	—

Lehman Brothers U.S. Treasury Index	–1.45%	2.24%	—	—	—

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    5

PIMCO Core Equity Fund

•	PIMCO Core Equity Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 13.83% for the six-month period ended December 31, 2003, underperforming the S&P 500 Index’s return of 15.14% for the same period.

•	The Fund benefited from exposure to the financial services sector.

•	The Fund’s absolute performance was helped by exposure to the information technology sector, although an underweighting of this sector negatively affected relative performance.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO Core Equity Fund (Institutional)	13.83%	29.32%	—	—	29.32%

S&P 500 Index	15.14%	28.68%	—	—	—

Past performance is no guarantee of future results.

6    PIMCO Funds Semi-Annual Report  |  12.31.03

PIMCO Disciplined Value Fund

•	PIMCO Disciplined Value Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 14.69% for six-month period ended December 31, 2003, underperforming the Russell 1000 Value Index’s return of 16.54% for the same period.

•	Portfolio benefited from exposure to financial services, consumer discretionary and industrials stocks, all of which performed well.

•	Portfolio performance was negatively affected by its exposure to the telecommunications sector.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO Disciplined Value Fund (Institutional)	14.69%	23.98%	—	—	23.98%

Russell 1000 Value Index	16.54%	30.03%	—	—	—

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    7

PIMCO International Value Fund

•	PIMCO International Value Fund seeks long-term capital appreciation by investing in common stocks of non-U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund’s Institutional Class Shares posted a return of 20.30% for the six-month period ended December 31, 2003, underperforming the MSCI All-Country World Free Ex-U.S. Index’s return of 27.27% for the same time period.

•	Portfolio benefited from exposure to Japanese and U.K. stocks.

•	Hong Kong stocks negatively affected the Portfolio’s performance.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO International Value Fund (Institutional)	20.30%	25.11%	—	—	25.11%

PIMCO International Value Fund (A Shares)	20.12%	24.80%	—	—	24.80%

MSCI All-Country World Free Ex-U.S. Index	27.27%	41.40%	—	—	—

Past performance is no guarantee of future results.

8    PIMCO Funds Semi-Annual Report  |  12.31.03

PIMCO Large-Cap Value Fund

•	PIMCO Large-Cap Value seeks long-term capital appreciation by investing in the common stocks of U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund’s Institutional Class Shares posted a return of 17.34% for the six-month period ended December 31, 2003, outperforming the Russell 1000 Value Index’s return of 16.54% for the same period.

•	The portfolio benefited from exposure to the financial services, materials and consumer discretionary sectors, all of which performed well.

•	Portfolio benefited from value stocks’ strong performance during this period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO Large-Cap Value Fund (Institutional)	17.34%	31.30%	—	—	31.30%

PIMCO Large-Cap Value Fund (A Shares)	17.18%	31.01%	—	—	31.01%

Russell 1000 Value Index	16.54%	30.03%	—	—	—

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    9

PIMCO Mid-Cap Value Fund

•	PIMCO Mid-Cap Value Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalizations of between $500 million and $8 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 19.26% for the six-month period ended December 31, 2003, underperforming the Russell Mid-Cap Value Index return of 22.07% for the same period.

•	The Fund was helped by its exposure to the financial services and industrial sectors.

•	The Fund benefited from value stocks’ outperformance of growth stocks in the mid-cap space.

•	The Fund was negatively affected by its stock selection in consumer discretionary, energy and information technology sectors.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO Mid-Cap Value Fund (Institutional)	19.26%	36.31%	—	—	36.31%

Russell Mid-Cap Value Index	22.07%	38.06%	—	—	—

Past performance is no guarantee of future results.

10    PIMCO Funds Semi-Annual Report  |  12.31.03

PIMCO Small-Cap Value Fund

•	PIMCO Small-Cap Value Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalization of less than $2 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 25.58% for the six-month period ended December 31, 2003, slightly outperforming the Russell 2000 Value Index return of 25.36% for the same period.

•	Portfolio benefited from exposure to financial services and industrial stocks.

•	The telecommunications services sector had a slightly negative effect on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/31/02)

PIMCO Small-Cap Value Fund (Institutional)	25.58%	40.65%	—	—	40.65%

Russell 2000 Value Index	25.36%	46.02%	—	—	—

Past performance is no guarantee of future results.

PIMCO Funds Semi-Annual Report  |  12.31.03    11

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance assuming that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. All share classes have the same portfolio but different expenses. The change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com,

1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Past performance is no guarantee of future results.

12    PIMCO Funds Semi-Annual Report  |  12.31.03

(This Page Intentionally Left Blank)

12.31.03  |  PIMCO Funds Semi-Annual Report    13

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations

NFJ International Value Fund
Institutional Class
12/31/2003 +	$11.34	$0.17	(a)	$3.79	(a)	$3.96

01/31/2003 - 06/30/2003	10.00	0.18	(a)	1.25	(a)	1.43

PIMCO Balanced Value Fund
Institutional Class
12/31/2003 +	$10.46	$0.08	(a)	$1.18	(a)	$1.26

12/31/2002 - 06/30/2003	10.00	0.08	(a)	0.38	(a)	0.46

Class A
12/31/2003 +	10.45	0.07	(a)	1.17	(a)	1.24

12/31/2002 - 06/30/2003	10.00	0.07	(a)	0.38	(a)	0.45

PIMCO Core Equity Fund
Institutional Class
12/31/2003 +	$11.36	$0.07	(a)	$1.44	(a)	$1.51

12/31/2002 - 06/30/2003	10.00	0.07	(a)	1.29	(a)	1.36

PIMCO Disciplined Value Fund
Institutional Class
12/31/2003 +	$10.81	$0.12	(a)	$1.44	(a)	$1.56

12/31/2002 - 06/30/2003	10.00	0.09	(a)	0.72	(a)	0.81

PIMCO International Value Fund
Institutional Class
12/31/2003 +	$10.40	$0.03	(a)	$2.06	(a)	$2.09

12/31/2002 - 06/30/2003	10.00	0.16	(a)	0.24	(a)	0.40

Class A
12/31/2003 +	10.39	0.01	(a)	2.06	(a)	2.07

12/31/2002 - 06/30/2003	10.00	0.15	(a)	0.24	(a)	0.39

PIMCO Large-Cap Value Fund
Institutional Class
12/31/2003 +	$11.19	$0.10	(a)	$1.79	(a)	$1.89

12/31/2002 - 06/30/2003	10.00	0.07	(a)	1.12	(a)	1.19

Class A
12/31/2003 +	11.18	0.09	(a)	1.79	(a)	1.88

12/31/2002 - 06/30/2003	10.00	0.06	(a)	1.12	(a)	1.18

PIMCO Mid-Cap Value Fund
Institutional Class
12/31/2003 +	$11.43	$0.08	(a)	$2.09	(a)	$2.17

12/31/2002 - 06/30/2003	10.00	0.03	(a)	1.40	(a)	1.43

PIMCO Small-Cap Value Fund
Institutional Class
12/31/2003 +	$11.20	$0.04	(a)	$2.78	(a)	$2.82

12/31/2002 - 06/30/2003	10.00	0.05	(a)	1.15	(a)	1.20

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.30%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.50%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.40%.

14    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Selected Per Share Data for the Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

NFJ International Value Fund
Institutional Class
12/31/2003 +	$(0.25)	$(0.86)	$(1.11)	$14.19	35.57%

01/31/2003 - 06/30/2003	(0.09)	0.00	(0.09)	11.34	14.24

PIMCO Balanced Value Fund
Institutional Class
12/31/2003 +	$(0.15)	$(0.37)	$(0.52)	$11.20	12.24%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	10.46	4.60

Class A
12/31/2003 +	(0.14)	(0.37)	(0.51)	11.18	12.04

12/31/2002 - 06/30/2003	0.00	0.00	0.00	10.45	4.50

PIMCO Core Equity Fund
Institutional Class
12/31/2003 +	$(0.13)	(1.15)	$(1.28)	$11.59	13.83%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	11.36	13.60

PIMCO Disciplined Value Fund
Institutional Class
12/31/2003 +	$(0.24)	$(0.36)	$(0.60)	$11.77	14.69%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	10.81	8.10

PIMCO International Value Fund
Institutional Class
12/31/2003 +	$(0.18)	$(0.35)	$(0.53)	$11.96	20.30%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	10.40	4.00

Class A
12/31/2003 +	(0.17)	(0.35)	(0.52)	11.94	20.12%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	10.39	3.90

PIMCO Large-Cap Value Fund
Institutional Class
12/31/2003 +	$(0.17)	$(0.75)	$(0.92)	$12.16	17.34%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	11.19	11.90

Class A
12/31/2003 +	(0.17)	(0.75)	(0.92)	12.14	17.18

12/31/2002 - 06/30/2003	0.00	0.00	0.00	11.18	11.80

PIMCO Mid-Cap Value Fund
Institutional Class
12/31/2003 +	$(0.10)	$(0.91)	$(1.01)	$12.59	19.26%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	11.43	14.30

PIMCO Small-Cap Value Fund
Institutional Class
12/31/2003 +	$(0.10)	$(0.99)	$(1.09)	$12.93	25.58%

12/31/2002 - 06/30/2003	0.00	0.00	0.00	11.20	12.00

Selected Per Share Data for the Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

NFJ International Value Fund
Institutional Class
12/31/2003 +	$1,790	0.41	%*(e)	2.61	%*	54%

01/31/2003 - 06/30/2003	1,321	0.40	*	4.21	*	28

PIMCO Balanced Value Fund
Institutional Class
12/31/2003 +	$1,162	0.31	%*(b)	1.50	%*	47%

12/31/2002 - 06/30/2003	1,036	0.30	*	1.51	*	66

Class A
12/31/2003 +	12	0.51	*(c)	1.31	*	47

12/31/2002 - 06/30/2003	10	0.50	*	1.31	*	66

PIMCO Core Equity Fund
Institutional Class
12/31/2003 +	$1,293	0.31	%*(b)	1.23	%*	54%

12/31/2002 - 06/30/2003	1,136	0.30	*	1.32	*	46

PIMCO Disciplined Value Fund
Institutional Class
12/31/2003 +	$1,240	0.31	%*(b)	2.15	%*	49%

12/31/2002 - 06/30/2003	1,081	0.30	*	1.91	*	35

PIMCO International Value Fund
Institutional Class
12/31/2003 +	$1,238	0.51	%*(c)	0.45	%*	69%

12/31/2002 - 06/30/2003	1,029	0.50	*	3.32	*	64

Class A
12/31/2003 +	13	0.71	*(d)	0.25	*	69

12/31/2002 - 06/30/2003	10	0.70	*	3.11	*	64

PIMCO Large-Cap Value Fund
Institutional Class
12/31/2003 +	$1,300	0.31	%*(b)	1.73	%*	36%

12/31/2002 - 06/30/2003	1,107	0.30	*	1.34	*	64

Class A
12/31/2003 +	16	0.51	*(c)	1.55	*	36

12/31/2002 - 06/30/2003	11	0.50	*	1.15	*	64

PIMCO Mid-Cap Value Fund
Institutional Class
12/31/2003 +	$1,364	0.31	%*(b)	1.20	%*	58%

12/31/2002 - 06/30/2003	1,143	0.30	*	0.66	*	85

PIMCO Small-Cap Value Fund
Institutional Class
12/31/2003 +	$1,406	0.31	%*(b)	0.65	%*	57%

12/31/2002 - 06/30/2003	1,120	0.30	*	0.99	*	90

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    15

Statements of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts	NFJ International Value Fund	PIMCO Balanced Value Fund

Assets:
Investments, at value	$1,785	$1,171

Cash	1	1

Receivable for investments sold	34	0

Interest and dividends receivable	6	2

	1,826	1,174

Liabilities:
Payable for investments purchased	$34	$0

Accrued administration fee	1	0

Other liabilities	1	0

	36	0

Net Assets	$1,790	$1,174

Net Assets Consist of:
Paid in capital	$1,288	$1,053

Undistributed net investment income	25	38

Accumulated undistributed net realized gain (loss)	78	(26)

Net unrealized appreciation	399	109

	$1,790	$1,174

Net Assets:
Institutional Class	$1,790	$1,162

Class A	0	12

Shares Issued and Outstanding:
Institutional Class	126	104

Class A	0	1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$14.19	$11.20

Class A	0.00	11.18

Cost of Investments Owned	$1,386	$1,062

16    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands, except per share amounts	PIMCO Core Equity Fund	PIMCO Disciplined Value Fund	PIMCO International Value Fund	PIMCO Large-Cap Value Fund	PIMCO Mid-Cap Value Fund	PIMCO Small-Cap Value Fund

Assets:
Investments, at value	$1,291	$1,238	$1,248	$1,315	$1,361	$1,405

Cash	1	0	1	0	0	0

Receivable for investments sold	0	0	0	0	0	0

Interest and dividends receivable	1	2	3	1	3	1

	1,293	1,240	1,252	1,316	1,364	1,406

Liabilities:
Payable for investments purchased	$0	$0	$0	$0	$0	$0

Accrued administration fee	0	0	1	0	0	0

Other liabilities	0	0	0	0	0	0

	0	0	1	0	0	0

Net Assets	$1,293	$1,240	$1,251	$1,316	$1,364	$1,406

Net Assets Consist of:
Paid in capital	$1,129	$1,060	$1,054	$1,095	$1,101	$1,109

Undistributed net investment income	75	30	4	60	53	86

Accumulated undistributed net realized gain (loss)	(60)	(9)	32	(34)	4	(17)

Net unrealized appreciation	149	159	161	195	206	228

	$1,293	$1,240	$1,251	$1,316	$1,364	$1,406

Net Assets:
Institutional Class	$1,293	$1,240	$1,238	$1,300	$1,364	$1,406

Class A	0	0	13	16	0	0

Shares Issued and Outstanding:
Institutional Class	112	105	104	107	108	109

Class A	0	0	1	1	0	0

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$11.59	$11.77	$11.96	$12.16	$12.59	$12.93

Class A	0.00	0.00	11.94	12.14	0.00	0.00

Cost of Investments Owned	$1,142	$1,079	$1,087	$1,120	$1,155	$1,177

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    17

Statements of Operations

Amounts in thousands	NFJ International Value Fund	PIMCO Balanced Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$0	$2

Dividends, net of foreign taxes	23	8

Total Income	23	10

Expenses:
Administration fees	3	2

Total Expenses	3	2

Net Investment Income	20	8

Net Realized and Unrealized Gain:
Net realized gain on investments	179	11

Net realized gain on foreign currency transactions	0	0

Net change in unrealized appreciation on investments	270	108

Net Gain	449	119

Net Increase in Assets Resulting from Operations	$469	$127

18    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PIMCO Core Equity Fund	PIMCO Disciplined Value Fund	PIMCO International Value Fund	PIMCO Large-Cap Value Fund	PIMCO Mid-Cap Value Fund	PIMCO Small-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$0	$0	$0	$0	$0	$0

Dividends, net of foreign taxes	9	14	6	12	10	6

Total Income	9	14	6	12	10	6

Expenses:
Administration fees	2	2	3	2	2	2

Total Expenses	2	2	3	2	2	2

Net Investment Income	7	12	3	10	8	4

Net Realized and Unrealized Gain:
Net realized gain on investments	55	27	33	41	97	82

Net realized gain on foreign currency transactions	0	0	34	0	0	0

Net change in unrealized appreciation on investments	94	120	140	144	116	200

Net Gain	149	147	207	185	213	282

Net Increase in Assets Resulting from Operations	$156	$159	$210	$195	$221	$286

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    19

Statements of Changes in Net Assets

Amounts in thousands	NFJ International Value Fund		PIMCO Balanced Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from January 31, 2003 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$20	$20	$8	$8

Net realized gain	179	22	11	37

Net change in unrealized appreciation	270	129	108	1

Net increase resulting from operations	469	171	127	46

Distributions to Shareholders:
From net investment income
Institutional Class	(29)	(10)	(15)	0

Class A	0	0	0	0

From net realized capital gains
Institutional Class	(100)	0	(37)	0

Class A	0	0	0	0

Total Distributions	(129)	(10)	(52)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	1,150	0	990

Class A	0	0	0	10

Issued as reinvestment of distributions
Institutional Class	129	10	52	0

Class A	0	0	1	0

Net increase resulting from Fund share transactions	129	1,160	53	1,000

Total Increase in Net Assets	469	1,321	128	1,046

Net Assets:
Beginning of period	1,321	0	1,046	0

End of period*	$1,790	$1,321	$1,174	$1,046

*Including undistributed net investment income of:	$25	$34	$38	$45

Amounts in thousands	PIMCO Core Equity Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$7	$6

Net realized gain	55	75

Net change in unrealized appreciation	94	55

Net increase resulting from operations	156	136

Distributions to Shareholders:
From net investment income
Institutional Class	(13)	0

Class A	0	0

From net realized capital gains
Institutional Class	(115)	0

Class A	0	0

Total Distributions	(128)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	1,000

Class A	0	0

Issued as reinvestment of distributions
Institutional Class	129	0

Class A	0	0

Net increase resulting from Fund share transactions	129	1,000

Total Increase in Net Assets	157	1,136

Net Assets:
Beginning of period	1,136	0

End of period*	$1,293	$1,136

*Including undistributed net investment income of:	$75	$81

20    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Amounts in thousands	PIMCO Disciplined Value Fund		PIMCO International Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$12	$10	$3	$16

Net realized gain	27	32	67	3

Net change in unrealized appreciation	120	39	140	21

Net increase resulting from operations	159	81	210	40

Distributions to Shareholders:
From net investment income
Institutional Class	(24)	0	(18)	0

Class A	0	0	0	0

From net realized capital gains
Institutional Class	(36)	0	(35)	0

Class A	0	0	0	0

Total Distributions	(60)	0	(53)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	1,000	0	990

Class A	0	0	0	10

Issued as reinvestment of distributions
Institutional Class	60	0	53	0

Class A	0	0	1	0

Net increase resulting from Fund share transactions	60	1,000	54	1,000

Total Increase in Net Assets	159	1,081	211	1,040

Net Assets:
Beginning of period	1,081	0	1,040	0

End of period*	$1,240	$1,081	$1,251	$1,040

*Including undistributed net investment income of:	$30	$42	$4	$19

Amounts in thousands	PIMCO Large-Cap Value Fund		PIMCO Mid-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$10	$7	$8	$3

Net realized gain	41	61	97	50

Net change in unrealized appreciation	144	51	116	90

Net increase resulting from operations	195	119	221	143

Distributions to Shareholders:
From net investment income
Institutional Class	(18)	0	(10)	0

Class A	0	0	0	0

From net realized capital gains
Institutional Class	(74)	0	(91)	0

Class A	(1)	0	0	0

Total Distributions	(93)	0	(101)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	990	0	1,000

Class A	3	10	0	0

Issued as reinvestment of distributions
Institutional Class	91	0	101	0

Class A	1	0	0	0

Net increase resulting from Fund share transactions	95	1,000	101	1,000

Total Increase in Net Assets	197	1,119	221	1,143

Net Assets:
Beginning of period	1,119	0	1,143	0

End of period*	$1,316	$1,119	$1,364	$1,143

*Including undistributed net investment income of:	$60	$68	$53	$55

Amounts in thousands	PIMCO Small-Cap Value Fund

	Six Months Ended December 31, 2003 (Unaudited)	Period from December 31, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4	$5

Net realized gain	82	87

Net change in unrealized appreciation	200	28

Net increase resulting from operations	286	120

Distributions to Shareholders:
From net investment income
Institutional Class	(10)	0

Class A	0	0

From net realized capital gains
Institutional Class	(99)	0

Class A	0	0

Total Distributions	(109)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	1,000

Class A	0	0

Issued as reinvestment of distributions
Institutional Class	109	0

Class A	0	0

Net increase resulting from Fund share transactions	109	1,000

Total Increase in Net Assets	286	1,120

Net Assets:
Beginning of period	1,120	0

End of period*	$1,406	$1,120

*Including undistributed net investment income of:	$86	$92

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    21

Schedule of Investments

NFJ International Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.3%
Bahamas 1.9%
Teekay Shipping Corp.	600	$34

Belgium 2.0%
Delhaize Group SP - ADR (a)	700	36

Bermuda 6.3%
Frontline Ltd.	1,400	36
RenaissanceRe Holdings Ltd.	700	34
Yanzhou Coal Mining Co., Ltd. SP - ADR (a)	800	42

		112

Brazil 8.1%
Companhia de Bebidas das Americas SP - ADR	2,800	71
Empresa Brasileira de Aeronautica S.A. SP - ADR	1,100	39
Votorantim Celulose e Papel S.A. SP - ADR (a)	1,100	35

		145

Canada 13.1%
Agrium, Inc.	2,200	36
Canadian Natural Resources Ltd.	700	35
Canadian Pacific Railway Ltd.	1,200	34
Magna International, Inc. ‘A’	400	32
Methanex Corp.	2,900	33
TransCanada Corp.	3,000	65

		235

China 8.7%
Aluminum Corp. of China Ltd. SP - ADR (a)	500	39
Huaneng Power International, Inc. SP - ADR (a)	500	35
PetroChina Co., Ltd. SP - ADR	700	40
Sinopec Shanghai Petrochemical Co., Ltd. SP - ADR (a)	900	42

		156

Germany 1.9%
Fresenius Medical Care AG SP - ADR (a)	1,500	35

Greece 1.9%
STET Hellas Telecommunication S.A. SP - ADR (a)	2,600	34

Ireland 4.0%
Bank of Ireland SP - ADR	1,300	71

Italy 1.9%
Natuzzi SpA SP - ADR (a)	3,400	34

Mexico 5.6%
Cemex S.A. de C.V. SP - ADR (a)	1,266	33
Telefonos de Mexico S.A. de C.V. SP - ADR	1,000	33
TV Azteca S.A. de C.V. SP - ADR	3,700	34

		100

Netherlands 5.8%
ABN AMRO Holding NV SP - ADR	2,951	69
ING Groep NV SP - ADR	1,497	35

		104

Norway 2.1%
Norsk Hydro ASA SP - ADR (a)	600	37

Peru 1.9%
Compania de Minas Buenaventura S.A.u. SP - ADR	1,200	34

Russia 1.9%
Tatneft SP - ADR (a)	1,500	34

South Africa 1.9%
Sasol Ltd. SP - SP ADR	2,400	$35

South Korea 5.5%
Korea Electric Power Corp. SP - ADR	3,100	32
KT Corp. SP - ADR	1,700	32
POSCO SP - ADR	1,000	34

		98

Sweden 3.7%
Electrolux AB SP - ADR (a)	1,500	66

United Kingdom 19.1%
Amvescap PLC SP - ADR	2,400	35
Anglo American PLC SP - ADR	1,500	33
British American Tobacco PLC SP - ADR	2,500	69
GlaxoSmithKline PLC SP - ADR	700	33
Imperial Chemical Industries PLC SP - ADR	2,500	36
Tomkins PLC SP - ADR	1,800	34
Unilever PLC SP - ADR	1,800	68
United Utilities PLC SP - ADR	1,900	34

		342

Total Common Stocks (Cost $1,343)		1,742

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
0.800% due 01/02/2004	$43	43
(Dated 12/31/2003. Collateralized by Fannie Mae 2.300% due 11/14/2005 valued at $45. Repurchase proceeds are $43.)

Total Short-Term Instruments (Cost $43)		43

Total Investments 99.7% (Cost $1,386)		$1,785
Other Assets and Liabilities (Net) 0.3%		5

Net Assets 100.0%		$1,790

Notes to Schedule of Investments:

(a) Non-income producing security.

22    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PIMCO Balanced Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 73.3%
Building 0.3%
D.R. Horton, Inc.	100	$4

Capital Goods 6.3%
American Standard Cos., Inc. (a)	300	30
Autonation, Inc. (a)	600	11
ITT Industries, Inc.	450	33

		74

Communications 0.7%
Nextel Communications, Inc. ‘A’ (a)	300	8

Consumer Discretionary 3.3%
Coach, Inc. (a)	300	11
J.C. Penney Co., Inc.	200	5
Nike, Inc. ‘B’	200	14
RadioShack Corp.	300	9

		39

Consumer Services 3.1%
Liberty Media Corp. ‘A’ (a)	2,400	29
Yum! Brands, Inc. (a)	200	7

		36

Consumer Staples 6.9%
Altria Group, Inc.	400	22
Campbell Soup Co.	1,100	29
Colgate-Palmolive Co.	600	30

		81

Energy 5.2%
BP PLC SP - ADR	100	5
Burlington Resources, Inc.	200	11
Devon Energy Corp.	400	23
Marathon Oil Corp.	400	13
Valero Energy Corp.	200	9

		61

Financial & Business Services 18.1%
Ambac Financial Group, Inc.	300	21
Chubb Capital Corp.	100	7
Citigroup, Inc.	900	44
Countrywide Financial Corp.	266	20
Equity Office Properties Trust	500	14
First Data Corp.	100	4
Freddie Mac	100	6
HSBC Holdings PLC SP - ADR	200	16
St. Paul Co.	500	20
UnumProvident Corp.	400	6
Wells Fargo & Co.	800	47
XL Capital Ltd. ‘A’	100	8

		213

Healthcare 8.3%
Baxter International, Inc.	200	6
HCA, Inc.	300	13
Health Management Associates, Inc. ‘A’	500	12
Pfizer, Inc.	920	32
Wyeth	300	13
Zimmer Holdings, Inc. (a)	300	21

		97

Materials & Processing 3.2%
Alcan, Inc.	800	38

Technology 13.0%
Adobe Systems, Inc.	100	4
Cisco Systems, Inc. (a)	1,300	32
Computer Sciences Corp. (a)	300	13
Electronic Arts, Inc. (a)	200	10
Electronic Data Systems Corp.	200	5
Hewlett-Packard Co.	300	7
IBM Corp.	200	19
IMS Health, Inc.	900	22
Motorola, Inc.	500	7
National Semiconductor Corp. (a)	300	12
PeopleSoft, Inc. (a)	200	5
Symantec Corp. (a)	200	$7
Unisys Corp. (a)	300	4
Xerox Corp. (a)	400	6

		153

Transportation 3.0%
Union Pacific Corp.	500	35

Utilities 1.9%
NiSource, Inc.	1,000	22

Total Common Stocks (Cost $747)		861

	Principal Amount (000s)

U.S. TREASURY OBLIGATIONS 25.5%
U.S. Treasury Notes
1.625% due 09/30/2005	$25	25
2.000% due 05/15/2006	225	225
2.625% due 05/15/2008	50	49

Total U.S. Treasury Obligations (Cost $304)		299

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
0.800% due 01/02/2004	11	11
(Dated 12/31/2003. Collateralized by Fannie Mae 2.040% due 10/20/2005 valued at $15. Repurchase proceeds are $11.)

Total Short-Term Instruments (Cost $11)		11

Total Investments 99.7% (Cost $1,062)		$1,171
Other Assets and Liabilities (Net) 0.3%		3

Net Assets 100.0%		$1,174

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    23

Schedule of Investments

PIMCO Core Equity Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.8%
Aerospace 0.9%
Raytheon Co.	400	$12

Capital Goods 3.4%
American Standard Cos., Inc. (a)	200	20
Tyco International Ltd.	900	24

		44

Communications 1.9%
Nextel Communications, Inc. ‘A’ (a)	900	25

Consumer Discretionary 5.9%
Comcast Corp. ‘A’ (a)	600	19
Federated Department Stores, Inc.	400	19
Target Corp.	1,000	38

		76

Consumer Services 8.9%
Carnival Corp.	700	28
Cendant Corp. (a)	1,800	40
Office Depot, Inc. (a)	1,200	20
Viacom, Inc. ‘B’	600	27

		115

Consumer Staples 11.0%
Altria Group, Inc.	300	16
Avon Products, Inc.	600	41
Hershey Foods Corp.	400	31
Kellogg Co.	800	30
Kroger Co. (a)	1,300	24

		142

Energy 5.9%
Anadarko Petroleum Corp.	700	36
BP PLC SP - ADR	400	20
ConocoPhillips	300	20

		76

Financial & Business Services 22.3%
American International Group, Inc.	200	13
Bank One Corp.	800	36
Bear Stearns Co., Inc.	100	8
Capital One Financial Corp.	200	12
Chubb Capital Corp.	400	27
Citigroup, Inc.	1,100	53
Countrywide Financial Corp.	133	10
Fannie Mae	300	23
H&R Block, Inc.	100	6
MBIA, Inc.	400	24
Merrill Lynch & Co.	500	29
Wells Fargo & Co.	800	47

		288

Healthcare 12.7%
Caremark Rx, Inc. (a)	600	15
Johnson & Johnson	300	16
Laboratory Corp. of America Holdings (a)	700	26
Pfizer, Inc.	1,400	49
Tenet Healthcare Corp. (a)	800	13
UnitedHealth Group, Inc. (a)	500	29
Wyeth	400	17

		165

Materials & Processing 3.8%
Alcoa, Inc.	700	27
Eaton Corp.	200	22

		49

Technology 17.9%
Cisco Systems, Inc. (a)	1,600	38
Computer Sciences Corp. (a)	300	13
Electronic Arts, Inc. (a)	400	19
Hewlett-Packard Co.	500	11
IBM Corp.	300	28
Intel Corp.	600	19
Microsoft Corp.	1,400	39
Motorola, Inc.	700	10
National Semiconductor Corp. (a)	100	$4
PeopleSoft, Inc. (a)	700	16
SanDisk Corp. (a)	100	6
Symantec Corp. (a)	800	28

		231

Transportation 1.4%
CSX Corp.	500	18

Utilities 2.8%
Exelon Corp.	500	33
Xcel Energy, Inc.	200	3

		36

Total Common Stocks (Cost $1,128)		1,277

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 1.1%
Repurchase Agreement 1.1%
State Street Bank
0.800% due 01/02/2004	$14	14
(Dated 12/31/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $15. Repurchase proceeds are $14.)

Total Short-Term Instruments (Cost $14)		14

Total Investments 99.9% (Cost $1,142)		$1,291
Other Assets and Liabilities (Net) 0.1%		2

Net Assets 100.0%		$1,293

Notes to Schedule of Investments:

(a) Non-income producing security.

24    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PIMCO Disciplined Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.8%
Aerospace 3.8%
General Dynamics Corp.	100	$9
Northrop Grumman Corp.	100	10
United Technologies Corp.	300	28

		47

Building 1.8%
Centex Corp.	200	22

Capital Goods 2.2%
ITT Industries, Inc.	100	7
Johnson Controls, Inc.	100	12
Monsanto Co.	300	9

		28

Communications 2.7%
AT&T Corp.	1,000	20
Sprint Corp.	800	13

		33

Consumer Discretionary 3.8%
Dollar General Corp.	500	10
Ford Motor Co.	2,300	37

		47

Consumer Services 7.7%
Hughes Electronics Corp. (a)	1,975	33
McDonald’s Corp.	1,150	29
News Corp. Ltd. SP - ADR	220	7
Time Warner, Inc. (a)	700	13
Walt Disney Co.	600	14

		96

Consumer Staples 6.9%
Albertson’s, Inc.	600	14
Altria Group, Inc.	600	33
Colgate-Palmolive Co.	600	30
Kroger Co. (a)	500	9

		86

Energy 10.5%
Anadarko Petroleum Corp.	300	15
ConocoPhillips	700	46
Devon Energy Corp.	400	23
Exxon Mobil Corp.	800	33
Marathon Oil Corp.	400	13

		130

Financial & Business Services 34.9%
American International Group, Inc.	600	40
Bank of America Corp.	500	40
Bank One Corp.	950	43
Bear Stearns Co., Inc.	100	8
CIT Group, Inc.	500	18
Citigroup, Inc.	1,000	49
Freddie Mac	300	17
Lincoln National Corp.	800	32
Marshall& Ilsley Corp.	200	8
PNC Financial Services Group, Inc.	700	38
Safeco Corp.	500	19
SunTrust Banks, Inc.	400	29
UnumProvident Corp.	350	5
Wachovia Corp.	600	28
Washington Mutual, Inc.	750	30
Wells Fargo& Co.	500	29

		433

Healthcare 3.8%
Anthem, Inc. (a)	200	15
Pfizer, Inc.	900	32

		47

Materials & Processing 5.3%
Alcoa, Inc.	800	30
Eaton Corp.	100	11
Georgia-Pacific Corp.	800	25

		66

Technology 6.0%
Corning, Inc. (a)	500	$5
Hewlett-Packard Co.	800	18
IBM Corp.	300	28
National Semiconductor Corp. (a)	100	4
PeopleSoft, Inc. (a)	300	7
Xerox Corp. (a)	900	12

		74

Transportation 3.1%
Union Pacific Corp.	550	38

Utilities 6.3%
FirstEnergy Corp.	100	4
NiSource, Inc.	1,550	34
TXU Corp.	1,700	40

		78

Total Common Stocks (Cost $1,066)		1,225

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 1.0%
Repurchase Agreement 1.0%
State Street Bank
0.800% due 01/02/2004	$13	13
(Dated 12/31/2003. Collateralized by Fannie Mae 2.100% due 08/15/2005 valued at $15.Repurchase proceeds are $13.)

Total Short-Term Instruments (Cost $13)		13

Total Investments 99.8% (Cost $1,079)		$1,238
Other Assets and Liabilities (Net) 0.2%		2

Net Assets 100.0%		$1,240

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    25

Schedule of Investments

PIMCO International Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.7%
Australia 4.4%
AMP Ltd.	3,200	$12
Coca-Cola Amatil Ltd.	1,900	9
Foster’s Group Ltd.	10,000	34

		55

Belgium 3.0%
Agfa Gevaert NV (a)	1,300	37

Canada 6.3%
Bombardier, Inc. ‘A’	5,600	24
Husky Energy, Inc.	1,800	33
Inco Ltd. (a)	550	22

		79

Finland 2.9%
Nokia Corp. SP - ADR (a)	2,100	36

France 12.4%
BNP Paribas S.A. (a)	600	38
Christian Dior S.A.	100	6
Compagnie Generale des Etablissements Michelin ‘B’ (a)	300	14
Pinault-Printemps-Redoute S.A. (a)	400	39
PSA Peugeot Citroen (a)	300	15
Renault S.A. (a)	100	7
Vivendi Universal S.A. (a)	1,500	36

		155

Germany 8.6%
Bayerische Hypo-und Vereinsbank AG (a)	500	12
Bayerische Motoren Werke AG (a)	400	19
Deutsche Boerse AG (a)	660	36
Muenchener Rueckversicherungs - Gesellschaft AG (a)	200	24
SAP AG (a)	100	17

		108

Greece 0.3%
Vodafone Panafon S.A.	576	4

Italy 2.0%
Banco Popolare di Verona e Novara Scrl (a) 1,500		25

Japan 20.0%
Denso Corp.	2,000	39
Honda Motor Co., Ltd. SP - ADR	900	20
Konica Minolta Holdings, Inc.	1,000	13
Mitsui & Co., Ltd.	4,000	32
Nippon Oil Corp.	7,000	36
Nippon Telegraph and Telephone Corp. SP - ADR	500	12
Ricoh Co., Ltd.	1,000	20
Sumitomo Chemical Co.	2,000	8
Sumitomo Corp.	4,000	30
Toppan Printing Co., Ltd.	2,000	21
Tostem Inax Holding Corp.	1,000	19

		250

Netherlands 3.1%
Akzo Nobel NV	1,000	39

Sweden 2.7%
Svenska Cellulosa AB ‘B’ (a)	800	33

Switzerland 8.7%
Adecco S.A. (a)	100	6
Compagnie Financiere Richemont AG ‘A’	400	10
Holcim Ltd. (a)	900	42
Novartis AG SP - ADR (a)	900	41
Roche Holdings AG - Genusschein (a)	100	10

		109

United Kingdom 24.3%
Alliance & Leicester PLC	1,200	$19
BAA PLC	600	5
BAE Systems PLC	4,600	14
BOC Group PLC	1,000	15
Boots Group PLC	3,600	45
GlaxoSmithKline PLC	1,700	39
HBOS PLC	2,400	31
J. Sainsbury PLC	4,700	26
Kingfisher PLC	2,975	15
Legal & General Group PLC	11,200	20
Next PLC	500	10
Reckitt Benckiser PLC	1,200	27
Unilever PLC	600	6
Vodafone Group PLC	10,700	26
Xstrata PLC	500	6

		304

Total Common Stocks (Cost $1,073)		1,234

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 1.1%
Repurchase Agreement 1.1%
State Street Bank
0.800% due 01/02/2004	$14	14
(Dated 12/31/2003. Collateralized by Fannie Mae 2.100% due 08/15/2005 valued at $15. Repurchase proceeds are $14.)

Total Short-Term Instruments (Cost $14)		14

Total Investments 99.8% (Cost $1,087)		$1,248
Other Assets and Liabilities (Net) 0.2%		3

Net Assets 100.0%		$1,251

Notes to Schedule of Investments:

(a) Non-income producing security.

26    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PIMCO Large-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.0%
Aerospace 5.2%
General Dynamics Corp.	450	$41
United Technologies Corp.	300	28

		69

Capital Goods 2.5%
Johnson Controls, Inc.	100	12
Tyco International Ltd.	800	21

		33

Communications 3.6%
AT&T Corp.	500	10
AT&T Wireless Services, Inc. (a)	1,700	14
Nextel Communications, Inc. ‘A’ (a)	800	23

		47

Consumer Discretionary 3.6%
AutoZone, Inc. (a)	200	17
Best Buy Co., Inc.	500	26
Eastman Kodak Co.	200	5

		48

Consumer Services 4.3%
Carnival Corp.	900	36
McDonald’s Corp.	500	12
Office Depot, Inc. (a)	500	8

		56

Consumer Staples 7.4%
Altria Group, Inc.	400	22
Kellogg Co.	1,100	42
Kroger Co. (a)	1,800	33

		97

Energy 7.5%
BP PLC SP - ADR	250	12
ConocoPhillips	800	53
Devon Energy Corp.	600	34

		99

Financial & Business Services 36.0%
American International Group, Inc.	750	50
Bank of America Corp.	200	16
Bank One Corp.	800	37
Cincinnati Financial Corp.	200	8
CIT Group, Inc.	900	32
Citigroup, Inc.	1,100	53
Countrywide Financial Corp.	133	10
Equity Office Properties Trust	700	20
Fannie Mae	400	30
Freddie Mac	300	18
Golden West Financial Corp.	400	41
H&R Block, Inc.	200	11
J.P. Morgan Chase & Co.	300	11
John Hancock Financial Services, Inc.	700	26
Key Corp.	400	12
Lincoln National Corp.	400	16
Safeco Corp.	900	35
Wells Fargo & Co.	550	32
XL Capital Ltd. ‘A’	200	16

		474

Healthcare 7.0%
IMS Health, Inc.	310	8
McKesson Corp.	500	16
Pfizer, Inc.	1,150	41
Wyeth	300	13
Zimmer Holdings, Inc. (a)	200	14

		92

Materials & Processing 4.1%
MeadWestvaco Corp.	800	24
Phelps Dodge Corp. (a)	400	30

		54

Technology 7.0%
Cisco Systems, Inc. (a)	300	$7
Electronic Data Systems Corp.	500	12
Flextronics International Ltd. (a)	1,000	15
Hewlett-Packard Co.	900	21
Microsoft Corp.	700	19
PeopleSoft, Inc. (a)	800	18

		92

Transportation 3.2%
Union Pacific Corp.	600	42

Utilities 7.6%
Exelon Corp.	550	37
FirstEnergy Corp.	550	19
NiSource, Inc.	2,000	44

		100

Total Common Stocks (Cost $1,108)		1,303

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
0.800% due 01/02/2004	$12	12
(Dated 12/31/2003. Collateralized by Fannie Mae 2.000% due 10/20/2005 valued at $15. Repurchase proceeds are $12.)

Total Short-Term Instruments (Cost $12)		12

Total Investments 99.9% (Cost $1,120)		$1,315
Other Assets and Liabilities (Net) 0.1%		1

Net Assets 100.0%		$1,316

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    27

Schedule of Investments

PIMCO Mid-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.8%
Building 11.8%
AMB Property Corp.	1,600	$53
ProLogis Group, Inc.	1,700	55
Ryland Group, Inc.	600	53

		161

Capital Goods 8.7%
American Standard Cos., Inc. (a)	400	40
Electro Scientific Industries, Inc. (a)	500	12
Flowserve Corp. (a)	600	13
Mettler-Toledo International, Inc. (a)	800	34
Oshkosh Truck Corp. ‘B’	400	20

		119

Consumer Discretionary 8.3%
AutoZone, Inc. (a)	400	34
Circuit City Stores, Inc.	800	8
Dollar General Corp.	800	17
Limited Brands, Inc.	1,000	18
Maytag Corp.	600	17
Toys ‘R’ Us, Inc. (a)	1,600	20

		114

Consumer Services 5.8%
PanAmSat Corp. (a)	1,400	30
Sylvan Learning Systems, Inc. (a)	900	26
Weight Watchers International, Inc. (a)	600	23

		79

Consumer Staples 6.7%
Dean Foods Co. (a)	1,200	39
R.J. Reynolds Tobacco Holdings, Inc.	900	52

		91

Energy 3.7%
Pride International, Inc. (a)	2,700	50

Financial & Business Services 21.8%
ARAMARK Corp. ‘B’ (a)	1,100	30
Certegy, Inc. (a)	300	10
First American Corp.	200	6
Friedman Billings Ramsey Group, Inc. ‘A’	900	21
Lincoln National Corp.	1,100	44
M&T Bank Corp.	500	49
PartnerRe Ltd.	700	41
Platinum Underwriters Holdings Ltd.	1,600	48
Providian Financial Corp. (a)	500	6
Trustmark Corp.	1,200	35
W.R. Berkley Corp.	200	7

		297

Healthcare 12.1%
Anthem, Inc. (a)	100	8
International Flavors & Fragrances, Inc.	1,200	42
Nationwide Financial Services, Inc. ‘A’	1,100	36
Taro Pharmaceutical Industries Ltd. ‘A’ (a)	800	52
Torchmark Corp.	600	27

		165

Materials & Processing 4.7%
Georgia-Pacific Corp.	1,700	52
Roper Industries, Inc.	200	10
Sonoco Products Co.	100	2

		64

Technology 7.0%
Advanced Micro Devices, Inc. (a)	500	7
Computer Sciences Corp. (a)	100	4
Fairchild Semiconductor International, Inc. ‘A’ (a)	800	20
Ingram Micro, Inc. ‘A’ (a)	600	10
National Semiconductor Corp. (a)	100	4
PeopleSoft, Inc. (a)	400	9
Scientific-Atlanta, Inc.	500	14
Symantec Corp. (a)	800	28

		96

Utilities 8.2%
Alliant Energy Corp.	900	$22
Energy East Corp.	2,000	45
SCANA Corp.	1,300	45

		112

Total Common Stocks (Cost $1,142)		1,348

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 1.0%
Repurchase Agreement 1.0%
State Street Bank
0.800% due 01/02/2004	$13	13
(Dated 12/31/2003. Collateralized by Fannie Mae 2.100% due 08/15/2005 valued at $15. Repurchase proceeds are $13.)

Total Short-Term Instruments (Cost $13)		13

Total Investments 99.8% (Cost $1,155)		$1,361
Other Assets and Liabilities (Net) 0.2%		3

Net Assets 100.0%		$1,364

Notes to Schedule of Investments:

(a) Non-income producing security.

28    PIMCO Funds Semi-Annual Report  |  12.31.03  |  See accompanying notes

Schedule of Investments

PIMCO Small-Cap Value Fund

December 31, 2003 (Unaudited)

	Shares		Value (000s)

COMMON STOCKS 98.7%
Building 3.2%
Beazer Homes USA, Inc.		100	$10
M.D.C. Holdings, Inc.		100	6
WCI Communities, Inc. (a)		1,400	29

			45

Capital Goods 13.4%
AGCO Corp. (a)		300	6
Astec Industries, Inc. (a)		1,000	12
Cooper Tire & Rubber Co.		1,700	36
Keystone Automotive Industries, Inc. (a)		600	15
Mettler-Toledo International, Inc. (a)		200	8
Superior Industries International, Inc.		900	39
Terex Corp. (a)		1,300	37
United Rentals, Inc. (a)		700	14
York International Corp.		600	22

			189

Communications 0.3%
InterDigital Communications Corp. (a)		200	4

Consumer Discretionary 3.7%
Copart, Inc. (a)		1,800	30
Dillard’s, Inc. ‘A’		500	8
Maytag Corp.		500	14

			52

Consumer Services 7.4%
Corrections Corp. of America (a)		800	23
Kelly Services, Inc. ‘A’		700	20
La Quinta Corp. ‘B’ (a)		7,400	47
Pulitzer, Inc.		100	5
Service Corp. International (a)		1,600	9

			104

Consumer Staples 1.0%
Corn Products International, Inc.		400	14

Energy 7.5%
National-Oilwell, Inc. (a)		1,800	40
Patina Oil & Gas Corp.		600	29
Universal Compression Holdings, Inc. (a)		1,100	29
Vintage Petroleum, Inc.		600	7

			105

Financial & Business Services 25.0%
Allied Capital Corp.		200	6
AmerUs Group Co.		700	24
Arden Realty, Inc.		1,400	42
Commercial Federal Corp.		200	5
Fidelity National Financial, Inc.		498	19
Healthcare Realty Trust, Inc.		1,200	43
Innkeepers USA Trust		2,100	18
Odyssey Re Holdings Corp.		1,600	36
Philadelphia Consolidated Holding Co. (a)		200	10
Provident Financial Group, Inc.		1,300	42
Senior Housing Properties Trust		1,000	17
UMB Financial Corp.		700	33
W Holding Co., Inc.		3,060	57

			352

Healthcare 6.9%
Bio-Rad Laboratories, Inc. ‘A’ (a)		100	6
Cytyc Corp. (a)		700	10
NDCHealth Corp.		800	21
NeighborCare, Inc. (a)		500	10
Reinsurance Group of America, Inc.		1,000	39
SICOR, Inc. (a)		400	11

			97

Materials & Processing 12.7%
Buckeye Technologies, Inc. (a)		1,400	14
Centex Construction Products, Inc.		600	36
Cytec Industries, Inc. (a)		600	23
FMC Corp. (a)		100	3
Intertape Polymer Group, Inc. (a)		1,700	22
Lennox International, Inc.		300	$5
Matthews International Corp. ‘A’		900	27
Roper Industries, Inc.		900	44
Toro Co.		100	5

			179

Technology 14.9%
Applied Micro Circuits Corp. (a)		700	4
Caci International, Inc. ‘A’ (a)		100	5
Cree, Inc. (a)		200	4
Integrated Device Technology, Inc. (a)		800	14
John H. Harland Co.		500	14
Manhattan Associates, Inc. (a)		300	8
MKS Instruments, Inc. (a)		1,000	29
MSC Software Corp. (a)		1,500	14
Reliant Resources, Inc. (a)		1,100	8
ScanSource, Inc. (a)		900	41
SpectraSite, Inc. (a)		400	14
Texas Genco Holdings, Inc.		1,100	36
The BISYS Group, Inc. (a)		1,200	18

			209

Utilities 2.7%
Allegheny Energy, Inc. (a)		1,300	16
CMS Energy Corp.		1,900	16
Idacorp, Inc.		200	6

			38

Total Common Stocks (Cost $1,160)			1,388

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 1.2%
Repurchase Agreement 1.2%
State Street Bank
0.800% due 01/02/2004		$17	17
(Dated 12/31/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $20. Repurchase proceeds are $17.)

Total Short-Term Instruments (Cost $17)			17

Total Investments 99.9% (Cost $1,177)	$		1,405
Other Assets and Liabilities (Net) 0.1%			1

Net Assets 100.0%	$		1,406

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.03  |  PIMCO Funds Semi-Annual Report    29

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the NFJ International Value, PIMCO Balanced Value, PIMCO Core Equity, PIMCO Disciplined Value, PIMCO International Value, PIMCO Large-Cap Value, PIMCO Mid-Cap Value and PIMCO Small-Cap Value Funds (the “Funds”) of the Trust. Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, except the NFJ International Value Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities,

30    PIMCO Funds Semi-Annual Report  |  12.31.03

currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ International Value Fund - $1,627, PIMCO Balanced Value Fund - $85, PIMCO Core Equity Fund - $35, PIMCO International Value Fund - $710, PIMCO Large-Cap Value Fund - $37 and PIMCO Small-Cap Value Fund - $27.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Fund also has a sub-advisor which, under the supervision of the Adviser, directs the investments of the Funds’ assets. The sub-advisor is an affiliate of the Adviser. The Funds currently pay no investment advisory or sub-advisory fees.

It is anticipated that, prior to offerings its shares to the public, a Fund would, subject to the approval of the Board of Trustees of the Trust and the shareholders of the Fund, enter into an Investment Advisory Agreement with PIMCO Advisors (the Trust’s current administrator) pursuant to which PIMCO Advisors would assume responsibility for management the Fund’s investment portfolio. In such an event, PIMCO Advisors would likely charge an advisory fee. PIMCO Advisors would likely then retain a sub-advisor to manage the Fund’s investment portfolio.

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Class is charged at the annual rate of 0.40% for the NFJ International Value Fund; 0.50% for the PIMCO International Value Fund; and 0.30% for all other Funds. The Administration Fee for Class A is charged at the annual rate of 0.50% for the PIMCO Large-Cap Value and PIMCO Balanced Value Funds; and 0.70% for the PIMCO International Value Fund. The other Funds do not offer Class A shares.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. Currently, the Funds do not charge any distribution and/or servicing fees.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

12.31.03  |  PIMCO Funds Semi-Annual Report    31

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NFJ International Value Fund
	Six Months Ended 12/31/2003		Period from 01/31/2003 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	115	$1,150

Class A	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	10	129	1	10

Class A	0	0	0	0

Net increase resulting from Fund share transactions	10	$129	116	$1,160

	PIMCO Balanced Value Fund
	Six Months Ended 12/31/2003		Period from 12/31/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	99	$990

Class A	0	0	1	10

Issued as reinvestment of distributions
Institutional Class	5	52	0	0

Class A	0	1	0	0

Net increase resulting from Fund share transactions	5	$53	100	$1,000

	PIMCO Core Equity Fund
	Six Months Ended 12/31/2003		Period from 12/31/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	100	$1,000

Class A	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	12	129	0	0

Class A	0	0	0	0

Net increase resulting from Fund share transactions	12	$129	100	$1,000

	PIMCO Disciplined Value Fund
	Six Months Ended 12/31/2003		Period from 01/31/2003 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	100	$1,000

Class A	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	5	60	0	0

Class A	0	0	0	0

Net increase resulting from Fund share transactions	5	$60	100	$1,000

	PIMCO International Value Fund
	Six Months Ended 12/31/2003		Period from 12/31/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	99	$990

Class A	0	0	1	10

Issued as reinvestment of distributions
Institutional Class	5	53	0	0

Class A	1	1	0	0

Net increase resulting from Fund share transactions	6	$54	100	$1,000

	PIMCO Large-Cap Value Fund
	Six Months Ended 12/31/2003		Period from 12/31/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	99	$990

Class A	0	3	1	10

Issued as reinvestment of distributions
Institutional Class	8	91	0	0

Class A	0	1	0	0

Net increase resulting from Fund share transactions	8	$95	100	$1,000

	PIMCO Mid-Cap Value Fund
	Six Months Ended 12/31/2003		Period from 12/31/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	100	$1,000

Class A	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	8	101	0	0

Class A	0	0	0	0

Net increase resulting from Fund share transactions	8	$101	100	$1,000

	PIMCO Small-Cap Value Fund
	Six Months Ended 12/31/2003		Period from 12/31/2002 to 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	100	$1,000

Class A	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	9	109	0	0

Class A	0	0	0	0

Net increase resulting from Fund share transactions	9	$109	100	$1,000

32    PIMCO Funds Semi-Annual Report  |  12.31.03

5. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NFJ International Value Fund	$800	$797
PIMCO Balanced Value Fund	539	494
PIMCO Core Equity Fund	657	640
PIMCO Disciplined Value Fund	558	542
PIMCO International Value Fund	794	717
PIMCO Large-Cap Value Fund	453	418
PIMCO Mid-Cap Value Fund	721	710
PIMCO Small-Cap Value Fund	776	679

6. Federal Income Tax Matters

At December 31, 2003, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

NFJ International Value Fund	$400	$(1)	$399
PIMCO Balanced Value Fund	119	(10)	109
PIMCO Core Equity Fund	159	(10)	149
PIMCO Disciplined Value Fund	162	(3)	159
PIMCO International Value Fund	162	(1)	161
PIMCO Large-Cap Value Fund	199	(4)	195
PIMCO Mid-Cap Value Fund	210	(4)	206
PIMCO Small-Cap Value Fund	234	(6)	228

7. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on

12.31.03  |  PIMCO Funds Semi-Annual Report    33

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

34    PIMCO Funds Semi-Annual Report  |  12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Allianz-Dresdner Asset Management of America, 1345 Avenue of the Americas, New York, NY 10105

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105 PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Easter Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report.

PIMCO

ADVISORS

Semi–Annual Report

12.31.03

PIMCO PEA Renaissance Fund

Share Classes

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A  D  V  I  S  O  R  S

2	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and nontraditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	3

Management Review

•	PIMCO PEA Renaissance Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class A Shares returned 34.11% for the six-month period ended December 31, 2003, substantially outperforming its benchmark, the Russell Mid-Cap Value Index, which returned 22.07%, and its Lipper Average, which returned 21.98% for the same period.

•	Stocks in general delivered strong returns over the reporting period, supported by the economic recovery. Fiscal and monetary strategies began to take effect. Encouraged by improving economic statistics, investor confidence grew. As investors moved back into stocks, virtually every segment of the market saw price improvement during the period. In terms of style, value outperformed growth during the six months ended December 31, 2003, across all market caps.

•	The Fund’s cyclical positioning aided performance during this period, as signs of an economic recovery became more apparent. Within this segment, the Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance. More specifically, Teradyne, Kulicke & Soffa Industries and Sanmina produced triple-digit gains during the past six months.

•	The Fund benefited from an overweighting to the industrials sector. In particular, Tyco posted a strong gain as it made progress in its corporate turnaround. The materials sector also performed well, with U.S. Steel providing a triple-digit gain.

•	An underweighting to the consumer discretionary sector negatively affected the Fund’s performance. Consumer discretionary stocks rose on signs of an improving economy.

4	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03

PIMCO PEA Renaissance Fund Performance Summary

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (4/18/88)

PIMCO PEA Renaissance Fund Class A	34.11%	58.46%	16.16%	17.32%	14.96%

PIMCO PEA Renaissance Fund Class A (adjusted)	26.73%	49.74%	14.85%	16.66%	14.54%

PIMCO PEA Renaissance Fund Class B	33.54%	57.27%	15.29%	16.70%	14.57%

PIMCO PEA Renaissance Fund Class B (adjusted)	28.54%	52.27%	15.06%	16.70%	14.57%

PIMCO PEA Renaissance Fund Class C (adjusted)	32.64%	56.35%	15.30%	16.45%	14.10%

Russell Mid-Cap Value Index	22.07%	38.06%	8.73%	13.04%	—

Lipper Mid-Cap Value Fund Average	21.98%	40.00%	10.84%	12.15%	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	5

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Returns for Class A and B prior to 2/91 and 5/95, respectively, represent the prior performance of Class C shares, adjusted as necessary, to reflect different operating expenses. “Adjusted” returns for: Class A shares include the effect of the maximum 5.5% initial sales charge; Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year; and Class C shares include a 1% CDSC, which may apply in the first year of ownership. Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03

Schedule of Investments

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 85.8%
Aerospace 0.2%
Boeing Co.	100,000	$4,214
Goodrich Corp.	174,100	5,169

		9,383

Capital Goods 9.4%
ArvinMeritor, Inc.	2,370,000	57,164
CNH Global N.V. (a)	1,116,480	18,534
Cooper Tire & Rubber Co.	909,000	19,434
Navistar International Corp. (a)	4,882,900	233,842
Tyco International Ltd.	4,079,800	108,115
Visteon Corp.	4,361,800	45,406
Weatherford International, Inc. (a)	155,000	5,580

		488,075

Consumer Discretionary 3.4%
Dillard’s, Inc. ‘A’	322,000	5,300
Hollywood Entertainment Corp. (a)	430,000	5,912
J.C. Penney Co., Inc.	6,219,300	163,443
Newell Rubbermaid, Inc.	50,000	1,138

		175,793

Consumer Services 1.5%
Liberty Media Corp. ‘A’ (a)	6,465,981	76,881
Orbitz, Inc. ‘A’ (a)	61,000	1,415

		78,296

Consumer Staples 4.0%
Delhaize Group Ltd. (a)	270,000	13,888
Loews Corp. - Carolina Group	1,131,263	28,553
Safeway, Inc. (a)	4,717,600	103,363
Smithfield Foods, Inc. (a)	2,723,000	56,366
Tyson Foods, Inc. ‘A’	250,000	3,310

		205,480

Energy 5.9%
El Paso Corp.	6,274,600	51,389
ENSCO International, Inc.	480,000	13,042
Grant Prideco, Inc. (a)	210,000	2,734
Premcor, Inc. (a)	310,000	8,060
Pride International, Inc. (a)	8,581,238	159,954
Rowan Cos., Inc. (a)	1,897,167	43,957
Transocean, Inc. (a)	590,000	14,166
Valero Energy Corp.	190,000	8,805
Veritas DGC, Inc. (a)	730,000	7,650

		309,757

Financial & Business Services 17.9%
American Financial Group, Inc.	783,349	20,727
AmeriCredit Corp. (a)	8,486,400	135,188
CIGNA Corp.	786,000	45,195
CIT Group, Inc.	6,258,600	224,997
CNA Financial Corp.	980,800	23,637

See accompanying notes | 12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	7

Schedule of Investments (Cont.)

December 31, 2003 (Unaudited)

	Shares	Value (000s)

Comerica, Inc.	600,000	$33,636
Fairfax Financial Holdings Ltd.	292,850	51,241
Freddie Mac	650,000	37,908
J.P. Morgan Chase & Co.	4,306,800	158,189
Loews Corp.	2,357,700	116,588
The PMI Group, Inc.	730,000	27,178
UnumProvident Corp.	3,855,840	60,807

		935,291

Healthcare 2.0%
American Equity Investment Life Holding Co.	1,524,600	15,200
Tenet Healthcare Corp. (a)	5,175,000	83,059
The Phoenix Cos., Inc.	430,000	5,177

		103,436

Materials & Processing 14.3%
Abitibi-Consolidated, Inc.	1,230,000	9,870
Allied Waste Industries, Inc. (a)	1,080,900	15,003
Bowater, Inc.	3,393,000	157,130
Crompton Corp.	5,431,385	38,943
Eastman Chemical Co.	2,330,000	92,105
FMC Corp. (a)	1,545,000	52,731
Georgia-Pacific Corp.	1,005,800	30,848
IMC Global, Inc.	10,087,700	100,171
Imperial Chemical Industries PLC (a)	6,350,000	22,621
Imperial Chemical Industries PLC SP - ADR	1,030,000	14,750
International Steel Group, Inc. (a)	100,000	3,895
Lyondell Chemical Co.	3,920,200	66,447
Millennium Chemicals, Inc. (a)	1,091,700	13,843
Nova Chemicals Corp.	117,000	3,153
Olin Corp.	1,180,000	23,671
Smurfit-Stone Container Corp. (a)	280,000	5,200
Solutia, Inc. (a)	4,397,000	1,605
Tembec, Inc. (a)	5,368,900	39,179
Timken Co.	2,732,700	54,818

		745,983

Technology 17.4%
Agilent Technologies, Inc. (a)	1,508,400	44,106
Arrow Electronics, Inc. (a)	955,000	22,099
Avnet, Inc. (a)	1,396,900	30,257
Honeywell International, Inc.	50,000	1,672
Kulicke & Soffa Industries, Inc. (a)	796,900	11,459
Micron Technology, Inc. (a)	19,101,972	257,304
NPTest Holding Corp. (a)	650,000	7,176
Reliant Resources, Inc. (a)	16,043,700	118,082
Sanmina-SCI Corp. (a)	12,180,386	153,595
Solectron Corp. (a)	8,255,000	48,787
Teradyne, Inc. (a)	8,440,400	214,808

		909,345

8	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03 | See accompanying notes

	Shares	Value (000s)

Transportation 5.5%
AMR Corp. (a)	1,513,600	$19,601
CSX Corp.	4,456,400	160,163
Overnite Corp. (a)	184,500	4,197
Swift Transportation Co., Inc. (a)	4,969,800	104,465

		288,426

Utilities 4.3%
Allegheny Energy, Inc. (a)	4,605,500	58,766
PG&E Corp. (a)	6,023,400	167,270

		226,036

Total Common Stocks (Cost $3,269,097)		4,475,301

EXCHANGE-TRADED FUNDS 2.9%
Index Funds 2.9%
iShares Russell 1000 Value Index Fund SP	1,000,000	58,370
SPDR Trust	850,000	94,588

Total Exchange-Traded Funds (Cost $146,780)		152,958

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	12,740

Total Convertible Preferred Stock (Cost $7,000)		12,740

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.4%
Healthcare 0.1%
HealthSouth Corp.
3.250% due 04/01/2049 (b)	$7,000	6,720

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	12,373

Total Convertible Bonds & Notes (Cost $16,320)		19,093

	Shares

SHORT-TERM INSTRUMENTS 19.3%
Money Market Fund 8.4%
State Street Navigator Securities Lending Prime Portfolio (c)	440,280,006	440,280

See accompanying notes | 12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	9

Schedule of Investments (Cont.)

December 31, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 10.9%
State Street Bank
0.800% due 01/02/2004	$567,602	$567,602

(Dated 12/31/2003. Collateralized by Fannie Mae 1.200% due 08/23/2004 valued at $306,036, 2.000% due 01/14/2005 valued at $17,955 and Freddie Mac 3.875% due 02/15/2005 valued at $255,040. Repurchase proceeds are $567,625.)

Total Short-Term Instruments (Cost $1,007,882)		1,007,882

Total Investments 108.7% (Cost $4,447,079)		$5,667,974
Other Assets and Liabilities (Net) (8.7%)		(453,199)

Net Assets 100.0%		$5,214,775

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $425,987 as of December 31, 2003.

10	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03 | See accompanying notes

Financial Highlights

Class A Shares Selected Per Share Data for the Year or Period Ended:	12/31/2003+		06/30/2003	06/30/2002		06/30/2001	06/30/2000	06/30/1999

Net Asset Value Beginning of Period	$17.18		$19.10	$19.31		$14.95	$18.21	$19.10

Net Investment Income (Loss) (a)	(0.01)		0.01	0.02		0.10	0.06	(0.01)

Net Realized/ Unrealized Gain (Loss) on Investments (a)	5.87		(1.24)	1.09		5.46	0.13	1.45

Total Income (Loss) from Investment Operations	5.86		(1.23)	1.11		5.56	0.19	1.44

Dividends from Net Investment Income	0.00		0.00	0.00		(0.07)	0.00	0.00

Distributions from Net Realized Capital Gains	0.00		(0.69)	(1.32)		(1.13)	(3.45)	(2.33)

Total Distributions	0.00		(0.69)	(1.32)		(1.20)	(3.45)	(2.33)

Net Asset Value End of Period	$23.04		$17.18	$19.10		$19.31	$14.95	$18.21

Total Return	34.11%		(5.92)%	5.43%		38.39%	3.36%	9.94%

Net Assets End of Period (000s)	$1,857,958		$1,157,435	$1,503,396		$424,024	$68,433	$90,445

Ratio of Expenses to Average Net Assets	1.24	%*(b)(e)	1.25%	1.24	%(b)(d)	1.25%	1.25%	1.26	%(c)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14	)%*	0.09%	0.09%		0.57%	0.36%	(0.04)%

Portfolio Turnover Rate	35%		76%	109%		138%	133%	221%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.23%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(d)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25% for the period ended June 30, 2002.
(e)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25% for the period ended December 31, 2003.

See accompanying notes | 12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	11

Financial Highlights

Class B Shares Selected Per Share Data for the Year or Period Ended:	12/31/2003+		06/30/2003	06/30/2002		06/30/2001	06/30/2000	06/30/1999

Net Asset Value Beginning of Period	$16.37		$18.37	$18.74		$14.60	$17.99	$19.06

Net Investment (Loss) (a)	(0.08)		(0.09)	(0.13)		(0.03)	(0.07)	(0.13)

Net Realized/ Unrealized Gain (Loss) on Investments (a)	5.57		(1.22)	1.08		5.31	0.13	1.39

Total Income (Loss) from Investment Operations	5.49		(1.31)	0.95		5.28	0.06	1.26

Dividends from Net Investment Income	0.00		0.00	0.00		(0.01)	0.00	0.00

Distributions from Net Realized Capital Gains	0.00		(0.69)	(1.32)		(1.13)	(3.45)	(2.33)

Total Distributions	0.00		(0.69)	(1.32)		(1.14)	(3.45)	(2.33)

Net Asset Value End of Period	$21.86		$16.37	$18.37		$18.74	$14.60	$17.99

Total Return	33.54%		(6.60)%	4.71%		37.23%	2.59%	8.94%

Net Assets End of Period (000s)	$1,196,714		$838,701	$1,090,610		$315,977	$89,621	$126,576

Ratio of Expenses to Average Net Assets	1.99	%*(b)(d)	2.00%	1.98	%(c)	2.00%	2.00%	2.00%

Ratio of Net Investment (Loss) to Average Net Assets	(0.89	)%*	(0.66)%	(0.65)%		(0.17)%	(0.45)%	(0.78)%

Portfolio Turnover Rate	35%		76%	109%		138%	133%	221%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June 30, 2002.
(d)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended December 31, 2003.

12	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03 | See accompanying notes

Financial Highlights

Class C Shares Selected Per Share Data for the Year or Period Ended:	12/31/2003+		06/30/2003	06/30/2002		06/30/2001	06/30/2000	06/30/1999

Net Asset Value Beginning of Period	$16.26		$18.26	$18.64		$14.52	$17.91	$18.96

Net Investment (Loss) (a)	(0.08)		(0.09)	(0.13)		(0.02)	(0.07)	(0.13)

Net Realized/ Unrealized Gain (Loss) on Investments (a)	5.55		(1.22)	1.07		5.28	0.13	1.41

Total Income (Loss) from Investment Operations	5.47		(1.31)	0.94		5.26	0.06	1.28

Dividends from Net Investment Income	0.00		0.00	0.00		(0.01)	0.00	0.00

Distributions from Net Realized Capital Gains	0.00		(0.69)	(1.32)		(1.13)	(3.45)	(2.33)

Total Distributions	0.00		(0.69)	(1.32)		(1.14)	(3.45)	(2.33)

Net Asset Value End of Period	$21.73		$16.26	$18.26		$18.64	$14.52	$17.91

Total Return	33.64%		(6.65)%	4.68%		37.29%	2.60%	9.12%

Net Assets End of Period (000s)	$1,460,428		$1,020,956	$1,439,607		$607,511	$311,519	$442,049

Ratio of Expenses to Average Net Assets	1.99	%*(b)(d)	2.00%	1.99	%(b)(c)	2.00%	2.00%	2.00%

Ratio of Net Investment (Loss) to Average Net Assets	(0.89	)%*	(0.66)%	(0.65)%		(0.14)%	(0.45)%	(0.79)%

Portfolio Turnover Rate	35%		76%	109%		138%	133%	221%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June 30, 2002.
(d)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended December 31, 2003.

See accompanying notes | 12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	13

Statement of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$5,100,372

Repurchase agreement, at value	567,602

Cash	1

Security lending interest receivable	87

Receivable for investments sold	40,547

Receivable for Fund shares sold	28,207

Interest and dividends receivable	3,121

5,739,937

Liabilities:
Payable for investments purchased	$61,556

Payable for Fund shares redeemed	16,515

Payable for collateral for securities on loan	440,280

Accrued investment advisory fee	2,565

Accrued administration fee	1,585

Accrued distribution fee	1,671

Accrued servicing fee	988

Other liabilities	2

525,162

Net Assets	$5,214,775

Net Assets Consist of:
Paid in capital	$4,719,241

(Overdistributed) net investment income	(10,786)

Accumulated undistributed net realized (loss)	(714,594)

Net unrealized appreciation	1,220,914

$5,214,775

Net Assets:
Class A	$1,857,958

Class B	1,196,714

Class C	1,460,428

Other Classes	699,675

Shares Issued and Outstanding:
Class A	80,628

Class B	54,735

Class C	67,221

Net Asset Value and Redemption* Price Per Share (Net Assets Per Share Outstanding)
Class A	$23.04

Class B	21.86

Class C	21.73

Cost of Investments Owned	$4,447,079

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

14	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03 | See accompanying notes

Statement of Operations

Amounts in thousands

Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$1,833

Dividends, net of foreign taxes	20,282

Security lending income	924

Miscellaneous income	1

Total Income	23,040

Expenses:
Investment advisory fees	12,538

Administration fees	7,840

Distribution fees - Class B	3,767

Distribution fees - Class C	4,560

Servicing fees - Class A	1,824

Servicing fees - Class B	1,256

Servicing fees - Class C	1,520

Distribution and/or servicing fees - Other Classes	359

Trustees’ fees	162

Total Expenses	33,826

Net Investment (Loss)	(10,786)

Net Realized and Unrealized Gain:
Net realized gain on investments	193,666

Net realized gain on foreign currency transactions	254

Net change in unrealized appreciation on investments	1,033,896

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	8

Net Gain	1,227,824

Net Increase in Assets Resulting from Operations	$1,217,038

See accompanying notes | 12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	15

Statements of Changes in Net Assets

Amounts in thousands

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Operations:
Net investment (loss)	$(10,786)	$(9,762)

Net realized gain (loss)	193,920	(874,032)

Net change in unrealized appreciation	1,033,904	461,155

Net increase (decrease) resulting from operations	1,217,038	(422,639)

Distributions to Shareholders:
From net realized capital gains
Class A	0	(47,869)

Class B	0	(36,804)

Class C	0	(47,251)

Other Classes	0	(11,331)

Tax basis return of capital
Class A	0	(3)

Class B	0	(2)

Class C	0	(2)

Other Classes	0	0

Total Distributions	0	(143,262)

Fund Share Transactions:
Receipts for shares sold
Class A	471,234	368,546

Class B	131,815	83,311

Class C	187,113	132,825

Other Classes	318,431	182,732

Issued as reinvestment of distributions
Class A	0	38,689

Class B	0	29,379

Class C	0	36,073

Other Classes	0	9,759

Cost of shares redeemed
Class A	(200,026)	(563,860)

Class B	(63,896)	(222,504)

Class C	(99,318)	(387,268)

Other Classes	(85,624)	(167,265)

Net increase (decrease) resulting from Fund share transactions	659,729	(459,583)

Fund Redemption Fee	29	5

Total Increase (Decrease) in Net Assets	1,876,796	(1,025,479)

Net Assets:
Beginning of period	3,337,979	4,363,458

End of period *	$5,214,775	$3,337,979

* Including (overdistributed) net investment income of:	$(10,786)	$0

16	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03 | See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

The PEA Renaissance Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Fund, are declared and distributed to shareholders annually. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $73,040.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. The collateral for securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at the annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.60%.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%. The Administration Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for Class D is charged at the annual rate of 0.40%. The Administration Fee for Class R is charged at the annual rate of 0.50%.

18	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fee will be 2.00% after the close of business on February 6, 2004, of the net assets value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of the fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	19

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $4,309,433 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCOAdvisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

Non-U.S. Government/Agency
Purchases	Sales

$1,744,512	$1,331,213

20	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03

5. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

$1,262,682	$(41,787)	$1,220,895

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	23,337	$471,234	24,530	$368,546

Class B	6,899	131,815	5,763	83,311

Class C	9,733	187,113	9,239	132,825

Other Classes	15,862	318,431	11,832	182,732

Issued as reinvestment of distributions
Class A	0	0	2,567	38,689

Class B	0	0	2,039	29,379

Class C	0	0	2,519	36,073

Other Classes	0	0	644	9,759

Cost of shares redeemed
Class A	(10,067)	(200,026)	(38,445)	(563,860)

Class B	(3,413)	(63,896)	(15,937)	(222,504)

Class C	(5,293)	(99,318)	(27,837)	(387,268)

Other Classes	(4,254)	(85,624)	(11,145)	(167,265)

Net increase (decrease) resulting from Fund share transactions	32,804	$659,729	(34,231)	$(459,583)

12.31.03 | PIMCO PEA Renaissance Fund Semi-Annual Report	21

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

7. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

22	PIMCO PEA Renaissance Fund Semi-Annual Report | 12.31.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	PEA Capital LLC (formerly, PIMCO Equity Advisors LLC), 1345 Avenue of the Americas, 50th Floor, New York, NY 10105

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

P  I  M  C  O

A  D  V  I  S  O  R  S

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Semi–Annual Report

12.31.03

PIMCO PEA Innovation Fund

Share Classes

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A  D  V  I  S  O  R  S

2    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03

Letter to Shareholders

Dear Shareholder:

After three difficult years, stock investors were finally rewarded in 2003. A good portion of the year’s gains took place in the final six months, as the economy began to reflect the benefits of fiscal and monetary stimulus. Investors responded to this upbeat environment with increased risk tolerance and renewed interest in stocks.

The U.S. stock market delivered solid returns over the reporting period, with the S&P 500 Index up 15.14% from July 1, 2003 through December 31, 2003. Virtually every sector of the market saw price improvement during these six months, but low-price, low-quality stocks clearly led the rally. International stock markets also performed well, as many developed and emerging markets posted higher returns than the U.S. market.

While these strong returns were a welcome change, we encourage our shareholders to maintain a diversified portfolio. There are no guarantees when it comes to the financial markets. By holding a diversified portfolio of stocks, bonds and non-traditional assets, an investor may still have the opportunity to participate in the economic recovery, while maintaining some downside protection if market conditions change.

If you have any questions concerning the following report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Thank you for the continued trust you place in us through your investment.

Sincerely,

Stephen Treadway

Chairman

January 31, 2004

This Letter from the Fund’s Chairman is not a part of the Report to Shareholders that follows.

12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    3

Management Review

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	The Fund’s Class A Shares returned 28.68% for the six-month period ended December 31, 2003, outperforming its benchmark, the NASDAQ Composite Index, which returned 23.46%.

•	The stock market continued its strong rally in the second half of 2003, fueled by rising corporate profits and a more stable geopolitical landscape. The technology sector continued its outperformance of the broad market during this period as investors turned to higher risk areas of the financial markets.

•	One of the contributors to the Fund’s outperformance was an overweighting to the semiconductor industry. After disappointing performance earlier in the year, these stocks rebounded sharply as investors began to anticipate an economic recovery, causing them to favor cyclical issues.

•	The Internet industry provided some standouts for the Fund this year. Internet stocks such as Amazon.com, eBay and Yahoo! were bid up by investors who continued to be impressed with their powerful operating leverage.

•	Storage stocks also proved to be strong performers in the last six months of 2003. In particular, pure storage disk drive stocks benefited from substantial industry consolidation.

•	The Portfolio’s exposure to the cell phone industry also proved positive. While the SARS epidemic had weighed on cell phone stocks in the spring, many of these issues rebounded later in the year as business recovered strongly.

•	An area of disappointment for the Portfolio was non-tech innovators. Investors eschewed these issues for more aggressive areas of the market in the face of the equity rally.

4    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03

PIMCO PEA Innovation Fund Performance Summary

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/03

	6 month	1 year	5 year	10 year	Inception (12/22/94)

PIMCO PEA Innovation Fund Class A	28.68%	58.31%	–6.73%	—	10.56%

PIMCO PEA Innovation Fund Class A (adjusted)	21.60%	49.60%	–7.78%	—	9.87%

PIMCO PEA Innovation Fund Class B	28.32%	57.23%	–7.35%	—	9.96%

PIMCO PEA Innovation Fund Class B (adjusted)	23.32%	52.23%	–7.65%	—	9.96%

PIMCO PEA Innovation Fund Class C (adjusted)	27.23%	56.13%	–7.36%	—	9.78%

NASDAQ Composite Index	23.46%	50.01%	–1.78%	—	—

Lipper Science & Technology Fund Average	24.77%	55.75%	–2.78%	—	—

CHANGE IN VALUE  For periods ended 12/31/03

Past performance is no guarantee of future results.

12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    5

Footnotes

Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. The Change in Value chart is based on month-end returns and does not take into account any sales charges, expenses or the effect of taxes. The Lipper Average is calculated by Lipper, Inc, based on the total return performance of funds included by Lipper in the same category. Lipper does not take into account sales charges. Returns measure performance from the inception of the oldest share class to the present and assume that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Class A and C shares were first offered in 12/94. B share returns prior to 5/95 are calculated by adjusting the Fund’s class A returns to reflect the B shares’ different operating expenses. “Adjusted” returns for: Class A shares include the effect of the maximum 5.5% initial sales charge; Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year; and Class C shares include a 1% CDSC, which may apply in the first year of ownership. Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Investments in smaller companies may be more volatile than investments in larger companies. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03

Schedule of Investments

December 31, 2003 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 100.0%
Capital Goods 1.0%
Tyco International Ltd.	424,800	$11,257

Communications 5.7%
Amdocs Ltd. (a)	433,000	9,734
AT&T Wireless Services, Inc. (a)	832,200	6,649
Mobile Telesystems Ojsc SP - ADR	89,600	7,419
Nextel Communications, Inc. ‘A’ (a)	618,000	17,341
Nokia Oyj SP - ADR (a)	1,507,100	25,621

		66,764

Consumer Discretionary 2.5%
Amazon.com, Inc. (a)	352,000	18,529
Take Two Interactive Software, Inc. (a)	394,000	11,351

		29,880

Consumer Services 2.7%
eBay, Inc. (a)	459,400	29,673
Orbitz, Inc. ‘A’ (a)	88,300	2,049

		31,722

Financial & Business Services 3.2%
Charles Schwab Corp.	3,222,200	38,151

Technology 84.9%
3Com Corp. (a)	1,019,000	8,325
Agere Systems, Inc. ‘A’ (a)	2,510,700	7,658
Applied Materials, Inc. (a)	1,073,100	24,091
ASML Holding NV (a)	259,800	5,209
AU Optronics Corp. SP - ADR	1,630,478	19,435
Avaya, Inc. (a)	1,304,200	16,876
Avid Technology, Inc. (a)	310,200	14,890
BEA Systems, Inc. (a)	1,417,528	17,436
Broadcom Corp. ‘A’ (a)	384,900	13,121
Celestica, Inc. (a)	1,665,500	25,099
Cisco Systems, Inc. (a)	344,000	8,356
Comverse Technology, Inc. (a)	1,450,400	25,513
Corning, Inc. (a)	1,710,400	17,839
Cree, Inc. (a)	166,449	2,944
Cymer, Inc. (a)	821,400	37,940
Cypress Semiconductor Corp. (a)	845,300	18,056
Dell, Inc. (a)	721,100	24,489
EMC Corp. (a)	2,502,671	32,334
Emulex Corp. (a)	526,400	14,044
Enterasys Networks, Inc. (a)	3,679,503	13,798
Flextronics International Ltd. (a)	2,172,200	32,235
Hewlett-Packard Co.	1,171,500	26,909
Infosys Technologies Ltd. SP - ADR	121,500	11,628
Integrated Circuit Systems, Inc. (a)	704,800	20,080
Intel Corp.	253,900	8,176
j2 Global Communications, Inc. (a)	419,400	10,389
JDS Uniphase Corp. (a)	1,835,400	6,699

See accompanying notes  |  12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    7

Schedule of Investments (Cont.)

December 31, 2003 (Unaudited)

	Shares	Value (000s)

KLA-Tencor Corp. (a)	441,100	$25,879
Kulicke & Soffa Industries, Inc. (a)	448,600	6,451
Marvell Technology Group Ltd. (a)	1,143,627	43,378
Maxtor Corp. (a)	585,859	6,503
Mercury Interactive Corp. (a)	569,800	27,715
Microsoft Corp.	258,200	7,111
Monster Worldwide, Inc. (a)	1,267,900	27,843
Novell, Inc. (a)	1,651,400	17,373
Oracle Corp. (a)	700,795	9,250
QUALCOMM, Inc.	302,600	16,319
Quest Software, Inc. (a)	422,700	6,002
SanDisk Corp. (a)	182,800	11,176
SAP AG SP - ADR (a)	695,900	28,922
Seagate Technology, Inc. (a)	1,177,435	22,253
SINA Corp. (a)	259,500	8,758
Sohu.com, Inc. (a)	589,500	17,691
Solectron Corp. (a)	4,594,900	27,156
STMicroelectronics NV - NY (a)	538,581	14,547
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	3,627,201	37,143
Telefonaktiebolaget LM Ericsson SP - ADR (a)	1,126,100	19,932
Teradyne, Inc. (a)	203,900	5,189
Texas Instruments, Inc.	1,242,300	36,499
United Microelectronics Corp. SP - ADR (a)	5,682,396	28,128
UTStarcom, Inc. (a)	566,100	20,985
VERITAS Software Corp. (a)	790,900	29,390
Western Digital Corp. (a)	938,900	11,070
Yahoo, Inc. (a)	556,800	25,151
		1,001,383

Total Common Stocks (Cost $1,000,948)		1,179,157

SHORT-TERM INSTRUMENTS 17.9%
Money Market Fund 17.9%
State Street Navigator Securities Lending Prime Portfolio (b)	210,924,373	210,924

Total Short-Term Instruments (Cost $210,925)		210,924

Total Investments 117.9% (Cost $1,211,873)		$1,390,081
Other Assets and Liabilities (Net) (17.9%)		(210,985)

Net Assets 100.0%		$1,179,096

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $204,526 as of December 31, 2003.

8    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03  |  See accompanying notes

Financial Highlights

Class A Shares Selected Per Share Data for the Year or Period Ended:	12/31/2003+		06/30/2003	06/30/2002		06/30/2001		06/30/2000	06/30/1999

Net Asset Value Beginning of Period	$13.25		$13.77	$28.74		$72.29		$37.46	$24.28

Net Investment (Loss) (a)	(0.09)		(0.13)	(0.23)		(0.46)		(0.58)	(0.28)

Net Realized/ Unrealized Gain (Loss) on Investments (a)	3.89		(0.39)	(14.74)		(36.74)		41.80	14.72

Total Income (Loss) from Investment Operations	3.80		(0.52)	(14.97)		(37.20)		41.22	14.44

Distributions from Net Realized Capital Gains	0.00		0.00	0.00		(6.35)		(6.39)	(1.26)

Total Distributions	0.00		0.00	0.00		(6.35)		(6.39)	(1.26)

Net Asset Value End of Period	$17.05		$13.25	$13.77		$28.74		$72.29	$37.46

Total Return	28.68%		(3.78)%	(52.09)%		(55.14)%		115.04%	61.36%

Net Assets End of Period (000s)	$365,817		$284,382	$300,730		$734,124		$1,408,455	$313,946

Ratio of Expenses to Average Net Assets	1.31	%*(b)	1.30%	1.31	%(b)	1.28	%(c)	1.30%	1.30%

Ratio of Net Investment (Loss) to Average Net Assets	(1.12	)%*	(1.10)%	(1.12)%		(0.95)%		(0.91)%	(0.90)%

Portfolio Turnover Rate	142%		290%	207%		271%		186%	119%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30% for the period ended June 30, 2001.

See accompanying notes  |  12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    9

Financial Highlights

Class B Shares Selected Per Share Data for the Year or Period Ended:	12/31/2003+		06/30/2003	06/30/2002		06/30/2001		06/30/2000	06/30/1999

Net Asset Value Beginning of Period	$12.29		$12.88	$27.07		$69.06		$36.09	$23.60

Net Investment (Loss) (a)	(0.14)		(0.20)	(0.37)		(0.78)		(1.01)	(0.49)

Net Realized/ Unrealized Gain (Loss) on Investments (a)	3.62		(0.39)	(13.82)		(34.86)		40.37	14.24

Total Income (Loss) from Investment Operations	3.48		(0.59)	(14.19)		(35.64)		39.36	13.75

Distributions from Net Realized Capital Gains	0.00		0.00	0.00		(6.35)		(6.39)	(1.26)

Total Distributions	0.00		0.00	0.00		(6.35)		(6.39)	(1.26)

Net Asset Value End of Period	$15.77		$12.29	$12.88		$27.07		$69.06	$36.09

Total Return	28.32%		(4.58)%	(52.42)%		(55.48)%		114.17%	60.17%

Net Assets End of Period (000s)	$295,456		$249,043	$304,020		$801,890		$1,680,792	$351,876

Ratio of Expenses to Average Net Assets	2.06	%*(b)	2.05%	2.06	%(b)	2.03	%(c)	2.05%	2.05%

Ratio of Net Investment (Loss) to Average Net Assets	(1.87	)%*	(1.85)%	(1.87)%		(1.69)%		(1.66)%	(1.64)%

Portfolio Turnover Rate	142%		290%	207%		271%		186%	119%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

10    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03  |  See accompanying notes

Financial Highlights

Class C Shares Selected Per Share Data for the Year or Period Ended:	12/31/2003+		06/30/2003	06/30/2002		06/30/2001		06/30/2000	06/30/1999

Net Asset Value Beginning of Period	$12.29		$12.87	$27.06		$69.04		$36.08	$23.59

Net Investment (Loss) (a)	(0.14)		(0.20)	(0.37)		(0.79)		(1.00)	(0.48)

Net Realized/Unrealized Gain (Loss) on Investments (a)	3.61		(0.38)	(13.82)		(34.84)		40.35	14.23

Total Income (Loss) from Investment Operations	3.47		(0.58)	(14.19)		(35.63)		39.35	13.75

Distributions from Net Realized Capital Gains	0.00		0.00	0.00		(6.35)		(6.39)	(1.26)

Total Distributions	0.00		0.00	0.00		(6.35)		(6.39)	(1.26)

Net Asset Value End of Period	$15.76		$12.29	$12.87		$27.06		$69.04	$36.08

Total Return	28.23%		(4.51)%	(52.44)%		(55.48)%		114.17%	60.20%

Net Assets End of Period (000s)	$419,871		$344,192	$381,016		$1,009,666		$2,275,811	$580,251

Ratio of Expenses to Average Net Assets	2.06	%*(b)	2.05%	2.06	%(b)	2.04	%(c)	2.05%	2.05%

Ratio of Net Investment (Loss) to Average Net Assets	(1.87	)%*	(1.85)%	(1.87)%		(1.70)%		(1.66)%	(1.65)%

Portfolio Turnover Rate	142%		290%	207%		271%		186%	119%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

See accompanying notes  |  12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    11

Statement of Assets and Liabilities

December 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,390,081

Security lending interest receivable	48

Receivable for investments sold	15,689

Receivable for Fund shares sold	1,183

Interest and dividends receivable	99

1,407,100

Liabilities:
Due to Custodian	$4,719

Payable for Fund shares redeemed	10,584

Payable for collateral for securities on loan	210,924

Accrued investment advisory fee	669

Accrued administration fee	401

Accrued distribution fee	467

Accrued servicing fee	240

228,004

Net Assets	$1,179,096

Net Assets Consist of:
Paid in capital	$4,159,966

(Overdistributed) net investment income	(8,717)

Accumulated undistributed net realized (loss)	(3,150,362)

Net unrealized appreciation	178,209

$1,179,096

Net Assets:
Class A	$365,817

Class B	295,456

Class C	419,871

Other Classes	97,952

Shares Issued and Outstanding:
Class A	21,450

Class B	18,739

Class C	26,640

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$17.05

Class B	15.77

Class C	15.76

Cost of Investments Owned	$1,211,873

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

12    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03  |  See accompanying notes

Statement of Operations

Amounts in thousands	Six Months Ended December 31, 2003 (Unaudited)

Investment Income:
Interest	$270

Dividends, net of foreign taxes	536

Security lending income	283

Miscellaneous income	3

Total Income	1,092

Expenses:
Investment advisory fees	3,630

Administration fees	2,192

Distribution fees–Class B	1,079

Distribution fees–Class C	1,527

Servicing fees–Class A	439

Servicing fees–Class B	360

Servicing fees–Class C	509

Distribution and/or servicing fees–Other Classes	28

Trustees’ fees	45

Total Expenses	9,809

Net Investment (Loss)	(8,717)

Net Realized and Unrealized Gain:
Net realized gain on investments	228,476

Net change in unrealized appreciation on investments	43,262

Net Gain	271,738

Net Increase in Assets Resulting from Operations	$263,021

See accompanying notes  |  12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    13

Statements of Changes in Net Assets

Amounts in thousands	Six Months Ended December 31, 2003 (Unaudited)	Year Ended June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment (loss)	$(8,717)	$(13,015)

Net realized gain (loss)	228,476	(562,249)

Net change in unrealized appreciation	43,262	533,790

Net increase (decrease) resulting from operations	263,021	(41,474)

Distributions to Shareholders:
From net investment income
Class A	0	0

Class B	0	0

Class C	0	0

Other Classes	0	0

Total Distributions	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	113,382	196,724

Class B	11,565	19,160

Class C	33,016	69,301

Other Classes	53,481	32,631

Issued in reorganization
Class A	0	19,951

Class B	0	17,215

Class C	0	29,572

Other Classes	0	840

Cost of shares redeemed
Class A	(114,535)	(223,654)

Class B	(33,795)	(75,801)

Class C	(53,527)	(120,114)

Other Classes	(18,106)	(25,783)

Net (decrease) resulting from Fund share transactions	(8,519)	(59,958)

Fund Redemption Fee	0	2

Total Increase (Decrease) in Net Assets	254,502	(101,430)

Net Assets:
Beginning of period	924,594	1,026,024

End of period *	$1,179,096	$924,594

* Including (overdistributed) net investment income of:	$(8,717)	$0

14    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03  |  See accompanying notes

Notes to Financial Statements

December 31, 2003 (Unaudited)

1. Organization

The PEA Innovation Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-nine separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Fund, are declared and distributed to shareholders annually. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    15

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $296.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. The collateral for securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at the annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.65%.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%. The Administration Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for Class D is charged at the annual rate of 0.40%.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fee will be 2.00% after the close of business on February 6, 2004, of the net assets value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will

16    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03

no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of the fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee(%)	Servicing Fee(%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2003, PAD received $629,634 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification

12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    17

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2003, were as follows (amounts in thousands):

Non-U.S. Government/Agency
Purchases	Sales

$1,500,970	$1,459,867

5. Federal Income Tax Matters

At December 31, 2003, the aggregate cost of investments was the same for federal income tax and financial purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

$200,380	$(22,172)	$178,208

18    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03

6. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,454	$689,032	$(11,040)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 12/31/2003		Year Ended 06/30/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	7,324	$113,382	16,992	$196,724

Class B	795	11,565	1,758	19,160

Class C	2,270	33,016	6,250	69,301

Other Classes	3,280	53,481	2,736	32,631

Issued in reorganization
Class A	0	0	2,171	19,951

Class B	0	0	2,008	17,215

Class C	0	0	3,450	29,572

Other Classes	0	0	90	840

Cost of shares redeemed
Class A	(7,345)	(114,535)	(19,527)	(223,654)

Class B	(2,317)	(33,795)	(7,114)	(75,801)

Class C	(3,643)	(53,527)	(11,287)	(120,114)

Other Classes	(1,126)	(18,106)	(2,220)	(25,783)

Net decrease resulting from Fund share transactions	(762)	$(8,519)	(4,693)	$(59,958)

12.31.03  |  PIMCO PEA Innovation Fund Semi-Annual Report    19

Notes to Financial Statements (Cont.)

December 31, 2003 (Unaudited)

8. Subsequent Events

On February 16, 2004, PEA Capital LLC (“PEA Capital”) agreed to pay $1,412,795.21, $33,728.05, $8,324.24 and $161,890.50 to, respectively, the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. The payments were made following the Trust’s Independent Trustees informing PEA Capital, on February 10, 2004, of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Funds sub-advised by PEA Capital. These amounts represent profits that might otherwise have been realized by Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Funds (or their predecessors) and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to 1/2 of 1% of the net asset value of any Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PIMCO Advisors, PEA Capital, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund and certain other affiliated funds. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors, PEA Capital, PAD, various of the Funds and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Funds’ investment adviser inappropriately used Fund assets to pay brokers to promote the Funds by directing Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds.

20    PIMCO PEA Innovation Fund Semi-Annual Report  |  12.31.03

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Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	PEA Capital LLC (formerly PIMCO Equity Advisors LLC), 1345 Avenue of the Americas, 50th Floor, New York, NY 10105

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

P  I  M  C  O

A  D  V  I  S  O  R  S

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	[RESERVED]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	[RESERVED]

Item 10.	Controls and Procedures

	(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

	(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits

	(a)(1)	Not applicable.

	(a)(2)	Certifications of principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certification of principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds: Multi-Manager Series

By:	/s/ NEWTON B. SCHOTT, JR.
Newton B. Schott, Jr.
President/Chief Executive Officer (Principal Executive Officer)

Date:	March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEWTON B. SCHOTT, JR.
Newton B. Schott, Jr.
President/Chief Executive Officer (Principal Executive Officer)

Date:	March 8, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer (Principal Financial Officer)

Date:	March 8, 2004

Exhibit Index

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906 CERT)